UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C
(Rule 14c-101)

Information Statement Pursuant to Section 14(c) of
the Securities Exchange Act of 1934
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☒	Definitive Information Statement
TPG Inc.
(Name of Registrant as Specified in its Charter)
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TPG Inc.
301 Commerce Street, Suite 3300
Fort Worth, TX 76102
817-871-4044
INFORMATION STATEMENT
WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY.
ABOUT THIS INFORMATION STATEMENT
In this Information Statement (the “Information Statement”), unless the context otherwise requires, “TPG,” “we,” “us” and “our” and similar expressions refer to TPG Inc., a Delaware corporation.
This Information Statement is being sent to inform our stockholders of TPG’s receipt of the requisite stockholder approval, pursuant to NASDAQ Listing Rule 5635(a), of (i) the anticipated issuance of up to 62.5 million common units (“Common Units”) of TPG Operating Group II, L.P. (“TOG II”) (with an equal number of shares of Class B common stock, par value $0.001 per share (“Class B Shares”), issued by TPG) at the Closing of the Transactions (each as defined herein) and (ii) the potential issuance of Common Units (with an equal number of Class B Shares), as part of an earnout payment of up to $400 million in value, payable in cash and Common Units, subject to the satisfaction of certain fee-related revenue targets (such earnout payment, the “Earnout Payment” and the issuance of Common Units as part of the Earnout Payment, the “Earnout Equity Payment”), in each case to be issued pursuant to and subject to certain limitations and adjustments set forth in the transaction agreement, as amended (the “Transaction Agreement”), dated May 14, 2023, by and among TPG and certain of its affiliates, and Angelo, Gordon & Co., L.P. (“AG OpCo”) and AG Funds L.P. (“AG CarryCo,” and together with AG OpCo, collectively, “Angelo Gordon”) and certain of their affiliated entities, pursuant to which TOG II has agreed to acquire all of the outstanding limited partnership interests in AG OpCo and AG CarryCo, as well as all the outstanding limited liability company interests in API GP and limited partnership interests in API (each as defined herein) (such acquired interests, collectively, the “Acquired Interests”) in the transactions contemplated by the Transaction Agreement and the other transaction documents contemplated thereby (collectively, the “Transactions”).
The issuance of Common Units in connection with the closing of the Transactions (the “Closing”) and the Earnout Equity Payment is referred to together as the “Common Unit Issuance.” The issuance of Class B Shares in connection with the Closing and the Earnout Equity Payment is referred to together as the “Class B Issuance.” The Common Unit Issuance and Class B Issuance are referred to together as the “Issuance.”
This Information Statement is also being sent to our stockholders to inform them of TPG’s receipt of the requisite stockholder approval of amendments to our Amended and Restated Certificate of Incorporation (the “Charter”) in furtherance of the Transactions, including to permit the Class B Issuance, as set forth in a copy of the amendment to TPG’s Charter (the “Charter Amendment”) attached to this Information Statement as Annex E and as further described under “General.”
The Transaction Agreement, the Issuance and Charter Amendment were unanimously approved on May 12, 2023, by the TPG board of directors (the “Board of Directors”) and the executive committee thereof (the “Executive Committee”). On May 12, 2023, we obtained the written consent (the “Consent”) from TPG GP A, LLC (“TPG GP”), which represents a majority of the voting power of (i) TPG’s outstanding shares of Class A common stock, par value $0.001 per share (“Class A Shares”), and Class B Shares, voting together as a single class with respect to the Issuance and the Charter Amendment; and (ii) the outstanding Class B Shares, voting separately, with respect to the Charter Amendment.
Pursuant to and subject to the terms of the Amended and Restated Exchange Agreement (the “A&R Exchange Agreement”) to be entered into at Closing, each Common Unit will be exchangeable (i) for cash equal to the value of one Class A Share from a substantially concurrent primary equity offering (based on the closing price per Class A Share on the day before the pricing of such primary equity offering (taking into account customary brokerage commissions or underwriting discounts actually incurred)) or (ii) at the applicable TPG affiliate’s election, for one Class A Share (or, in certain cases, for non-voting Class A common stock of TPG (the “non-voting Class A Shares”)). Pursuant to the A&R

Exchange Agreement, the number of Common Units that may be exchanged by New API II, Founder Holdings A and Founder Holdings G (each as defined herein and, collectively, the “API Feeders”) into cash or Class A Shares following the Closing will be limited to an amount representing no more than 19.99% of the Class A Shares, non-voting Class A Shares and Class B Shares outstanding immediately prior to the Closing until at least 20 calendar days after TPG mails the definitive form of this Information Statement to its stockholders. The Class B Issuance will not occur prior to the date the Charter Amendment has become effective, which will be no earlier than 20 calendar days following the date on which the definitive form of this Information Statement is first mailed to our stockholders.
This Information Statement is being distributed and made available on or about October 17, 2023 to TPG’s stockholders of record entitled to vote on the matter as of May 12, 2023. This Information Statement constitutes notice to our stockholders of corporate actions taken by our stockholders without a meeting as required by Section 14C of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the rules thereunder. A separate notice was previously sent to stockholders as of May 12, 2023, as required pursuant to Section 228(e) of the Delaware General Corporation Law (the “DGCL”).
We will pay the costs of preparing and distributing this Information Statement. We will require brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our Class A Shares held by them and we will reimburse such persons for out-of-pocket expenses incurred in forwarding such materials.
The date of this Information Statement is October 17, 2023.

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CAUTIONARY NOTE CONCERNING FORWARD-LOOKING STATEMENTS
This Information Statement may contain forward-looking statements based on our beliefs and assumptions and on information currently available to us. Forward-looking statements can be identified by words such as “anticipates,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects” and similar references to future periods, or by the inclusion of forecasts or projections. Examples of forward-looking statements include, but are not limited to, statements we make regarding the outlook for our future business and financial performance, estimated operational metrics, business strategy and plans and objectives of management for future operations, including, among other things, statements regarding the terms of the Transactions, the Issuance and the Charter Amendment, as well as the other transactions contemplated by the Transaction Agreement.
Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Because forward-looking statements relate to the future, by their nature, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. As a result, our actual results may differ materially from those contemplated by the forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include the inability to complete and recognize the anticipated benefits of the Transactions on the anticipated timeline or at all; purchase price adjustments; unexpected costs related to the Transactions and the integration of the AG Companies’ (as defined herein) business and operations; TPG’s ability to manage growth and execute its business plan; and regional, national or global political, economic, business, competitive, market and regulatory conditions. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements and risk factors discussed from time to time in TPG’s filings with the United States Securities and Exchange Commission (the “SEC”), including, but not limited to, those described in “Item 1A. Risk Factors” in our Annual Report on Form 10-K (the “Annual Report”), filed with the SEC on February 24, 2023, as such factors may be updated from time to time in our periodic filings with the SEC, which are accessible on the SEC’s website at https://www.sec.gov, and “Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations.”
For the reasons described above, we caution you against relying on any forward-looking statements, which should also be read in conjunction with the other cautionary statements that are included elsewhere in this Information Statement. Any forward-looking statement made by us in this Information Statement speaks only as of the date on which we make it. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

SUMMARY
This summary highlights certain information contained in this Information Statement, including the Annexes to this Information Statement, and may not contain all of the information that is important to you. To better understand the Transactions and the Transaction Agreement, you should read this entire Information Statement, including the Transaction Agreement attached hereto as Annex A and the other annexes referred to herein. Additional important information is also contained in the documents incorporated by reference into this Information Statement. You may obtain such documents without charge by following the instructions in “Where You Can Find More Information” below. Capitalized terms used in this summary and not defined herein have the meanings assigned to them elsewhere in this Information Statement.
General (page 10)
This Information Statement is being delivered to our stockholders in connection with the Issuance and the Charter Amendment approved in furtherance of the Transactions. A copy of the Transaction Agreement and the Charter Amendment are attached to this Information Statement as Annex A and Annex E, respectively. See “General” below.
Requirement to Obtain Stockholder Approval (page 10)
Pursuant to NASDAQ Listing Rule 5635(a), when a NASDAQ-listed company proposes to issue securities in connection with the acquisition of the stock of another company, stockholder approval is required if, among other things, due to the present or potential issuance of common stock, including stock issued pursuant to an earnout provision or similar type of provision, or securities convertible into or exercisable for common stock, other than a public offering for cash, the number of shares of common stock to be issued is or will be equal to or in excess of 20% of the number of shares of common stock or voting power outstanding before the issuance of the stock or securities. The Common Unit Issuance requires approval by our stockholders pursuant to NASDAQ Listing Rule 5635(a) because the Common Units to be issued in the Common Unit Issuance may be exchanged, subject to certain limitations pursuant to the A&R Exchange Agreement, for more than 20% of the Class A Shares, non-voting Class A Shares and Class B Shares outstanding immediately prior to the Closing. Requisite stockholder approval of the Common Unit Issuance was obtained pursuant to the Consent as described below. Although the Common Unit Issuance will occur in connection with the Closing and the satisfaction of the applicable fee-related revenue targets may result in an additional Common Unit Issuance in connection with the Earnout Equity Payment, as applicable, pursuant to the A&R Exchange Agreement, the number of Common Units that may be exchanged by the API Feeders into cash or Class A Shares following the Closing will be limited to an amount representing no more than 19.99% of the Class A Shares, non-voting Class A Shares and Class B Shares outstanding immediately prior to the Closing until at least 20 calendar days after TPG mails the definitive form of this Information Statement to its stockholders. The Class B Issuance will not occur prior to the date the Charter Amendment has become effective, which will be no earlier than 20 calendar days following the date on which the definitive form of this Information Statement is first mailed to our stockholders.
In connection with the Transactions, we are also making certain amendments to our Charter relating to the Class B Issuance and the Pre-Closing TPG Transactions (as defined herein). These changes, among others, are set forth in the Charter Amendment included in Annex E attached hereto. Requisite stockholder approval of the Charter Amendment was obtained pursuant to the Consent as described below.
Parties and the Transactions (page 12)
Parties to the Transaction Agreement (page 12)
TPG Inc.
TPG Inc. is a holding company whose only material asset is its interest in the TPG Operating Group (as defined herein), a leading global alternative asset manager founded in San Francisco in 1992, with $139 billion of assets under management (“AUM”) as of June 30, 2023 and investment and operational teams around the world. TPG invests across five multi-strategy platforms: Capital, Growth, Impact, Real Estate and Market Solutions and its unique strategy is driven by collaboration, innovation and inclusion.

TPG Operating Group II, L.P.
TOG II, together with TPG Operating Group I, L.P. (“TOG I”) and TPG Operating Group III, L.P. (“TOG III”) and their respective consolidated subsidiaries (collectively, the “TPG Operating Group”), is an indirect subsidiary of TPG, which is the sole indirect owner of the entities serving as the general partner of TOG II and the other TPG Operating Group partnerships, and which holds Common Units in each of the TPG Operating Group partnerships.
TPG GP A, LLC
TPG GP (together with TPG and TOG II, the “TPG Parties”) is a Delaware limited liability company owned by entities owned by Messrs. Bonderman, Coulter and Winkelried, and is the owner of the general partner of TPG Group Holdings (SBS), L.P. (“TPG Group Holdings”), a Delaware limited partnership that holds all of TPG’s outstanding Class B Shares.
AG Partner Investments, L.P.
AG Partner Investments, L.P. (“API”) is a Delaware limited partnership whose only material assets are its interest in AG OpCo and AG CarryCo, which together form Angelo Gordon, a fully integrated and scaled multi-strategy platform with $74.3 billion in AUM across two primary strategies: Credit and Real Estate.
Alabama Investments (Parallel) Founder A, LP
Alabama Investments (Parallel) Founder A, LP (“Founder Holdings A”) is a Delaware limited partnership. API GP is its general partner, and API is its sole limited partner. Founder Holdings A was formed on May 9, 2023 solely for the purpose of effecting the Transactions.
Alabama Investments (Parallel) Founder G, LP
Alabama Investments (Parallel) Founder G, LP (“Founder Holdings G”) is a Delaware limited partnership. API GP is its general partner, and API is its sole limited partner. Founder Holdings G was formed on May 9, 2023 solely for the purpose of effecting the Transactions.
Alabama Investments (Parallel), LP
Alabama Investments (Parallel), LP (“New API II”, and together with Founder Holdings A, Founder Holdings G and API GP, the “API Entities”) is a Delaware limited partnership. API GP is its general partner, and API is its sole limited partner. New API II was formed on May 9, 2023 solely for the purpose of effecting the Transactions.
Angelo, Gordon & Co., L.P.
AG OpCo is a Delaware limited partnership that serves as an investment advisor for the AG Company Funds (as defined herein), as well as an investment vehicle through which API and AG OpCo’s other limited partners (including Angelo Gordon employees) indirectly hold the underlying assets corresponding to Angelo Gordon.
AG Funds, L.P.
AG CarryCo is a Delaware limited partnership that serves as an investment vehicle through which API indirectly holds the underlying assets corresponding to the AG Company Funds.
AG GP, LLC
AG GP, LLC (“API GP”, and together with API, AG OpCo and AG CarryCo, the “AG Companies”) is a Delaware limited liability company that serves as the general partner of the API Entities. API GP also serves as the API Representative (as defined herein) prior to Closing.

Michael Gordon 2011 Revocable Trust
Michael Gordon 2011 Revocable Trust (“AG Founder Trust”) is a trust through which affiliates of Michael Gordon, a co-founder of Angelo Gordon, hold interests in Angelo Gordon.
API GP Managing Members
The API GP managing members (the “API GP Managing Members”) are Adam Schwartz and Joshua Baumgarten, co-CEOs of Angelo Gordon.
API Representative, LLC
API Representative, LLC is a Delaware limited liability company that will serve as the representative of the API entities (“API Representative”) from and after the Closing. API GP serves as the API Representative prior to Closing.
The Transactions (page 14)
Pursuant to the Transaction Agreement and the other transaction documents, and subject to the terms and conditions contained therein, TOG II has agreed to acquire all of the outstanding limited partnership interests in AG OpCo and AG CarryCo, as well as all the outstanding limited liability company interests in API GP and limited partnership interests in API.
Recommendation and Reasons for the Transactions (page 20)
The Board of Directors and Executive Committee unanimously (i) approved the terms of the Transaction Agreement and the transactions contemplated thereby, including the Merger (as defined herein), and determined that the Issuance and the Charter Amendment are advisable and in the best interests of TPG and its stockholders; (ii) recommended that the TPG stockholders approve the Issuance in accordance with the applicable provisions of NASDAQ Listing Rule 5635(a); (iii) directed that the Issuance be submitted to TPG stockholders for their consideration and approval by written consent; (iv) approved, adopted and declared advisable the Charter Amendment; and (v) recommended that the stockholders of TPG approve and adopt the Charter Amendment by written consent in lieu of a meeting.
For a discussion of the factors that the Board of Directors and the Executive Committee considered in making their determination, see “Recommendation and Reasons for the Transactions” below.
Opinion of TPG’s Financial Advisor (page 22)
Pursuant to an engagement letter between TPG and Ardea Partners LP (“Ardea”), dated May 12, 2023 (the “Engagement Letter”), TPG engaged Ardea to act as its financial advisor in connection with the Transactions.
Ardea delivered its oral opinion addressed to the Board of Directors on May 14, 2023, subsequently confirmed in a written opinion to the Board of Directors dated as of May 15, 2023 (the “Ardea Fairness Opinion”), that, as of the date of such opinion and based upon and subject to the factors and assumptions set forth therein, the aggregate amount payable in connection with the Transactions (in the assumed amounts specified in the Ardea Fairness Opinion at the direction of the Board of Directors, the “Consideration”) to be paid by TOG II for the Acquired Interests pursuant to the Transaction Agreement dated as of May 14, 2023 (and not taking into account any subsequent amendments or modifications thereof) was fair from a financial point of view to TPG.
The full text of the Ardea Fairness Opinion, which sets forth the assumptions made, procedures followed, matters considered and qualifications and limitations on the review undertaken in connection with the opinion, is attached to this Information Statement as Annex F. The summary of Ardea’s opinion contained in this Information Statement is qualified in its entirety by reference to the full text of the Ardea Fairness Opinion. Ardea provided advisory services and its opinion for the information and assistance of the Board of Directors in connection with its consideration of the Transactions. Ardea’s opinion is not a recommendation as to how any TPG stockholder should vote, consent or act with respect to the Transactions or any other matter. Pursuant to the Engagement Letter, TPG has agreed to pay Ardea a transaction fee of approximately $16,000,000, all of which is payable following and subject to consummation of the Transactions.

For a description of the Ardea Fairness Opinion, and for additional information, see “Parties and the Transactions— Opinion of TPG’s Financial Advisor” below and Annex F to this Information Statement.
Financing of the Transactions (page 29)
The Transactions are not subject to a financing condition. TPG expects to fund the cash consideration for the Transactions by drawing $470.0 million under its existing senior unsecured revolving credit facility (as amended and restated, the “Senior Unsecured Revolving Credit Facility”) and paying the remainder with cash on hand.
On September 26, 2023, TOG I, TOG II, TOG III and TPG Holdings II Sub, L.P. (“Holdings II Sub”), each as co-borrowers, entered into an amendment and restatement of the Senior Unsecured Revolving Credit Facility to, among other things, (i) extend the maturity date of the revolving credit facility from July 15, 2027 to September 26, 2028; (ii) increase the aggregate revolving commitments thereunder from $700 million to $1.2 billion; (iii) provide for additional flexibility with respect to internal reorganizations; and (iv) provide for certain limited condition availability provisions, and other adjustments, in connection with the Transactions.
On September 26, 2023, TOG II, as borrower, and TOG I, Holdings II Sub and TOG III, each as guarantors, entered into an amendment and restatement of the existing senior unsecured term loan agreement (as amended and restated, the “Senior Unsecured Term Loan Agreement”) to, among other things, (i) extend the maturity date of the term credit facility from December 2, 2024 to March 31, 2026; (ii) provide for additional flexibility with respect to internal reorganizations; and (iii) provide for certain other adjustments in connection with the Transactions.
TPG elected to proactively secure these changes to the Senior Unsecured Revolving Credit Facility and Senior Unsecured Term Loan Agreement to provide additional financial flexibility and bolster its liquidity position in anticipation of the consummation of the Transactions.
Material United States Federal Income Tax Consequences of the Transactions (page 29)
It is expected that the Transactions will not result in any material U.S. federal income tax consequences to holders of Class A Shares.
No Appraisal Rights in Connection with the Transactions (page 31)
The DGCL does not provide dissenters’ rights of appraisal to our stockholders in connection with the matters discussed in this Information Statement.
The Transaction Agreement and Related Agreements (page 32)
On May 14, 2023, TPG, TOG II, TPG GP, AG OpCo, AG CarryCo, API, API GP, Founder Holdings A, Founder Holdings G, New API II, AG Founder Trust, the API GP Managing Members (solely for the purposes set forth in the Transaction Agreement) and API GP, as the API Representative, entered into the Transaction Agreement. Pursuant to the Transaction Agreement and the other transaction documents, and subject to the terms and conditions contained therein, TOG II has agreed to acquire all of the outstanding limited partnership interests in AG OpCo and AG CarryCo, as well as all the outstanding limited liability company interests in API GP and limited partnership interests in API.
Closing; Effective Time of the Merger (page 33)
The Transaction Agreement provides that, unless another date is agreed to in writing by the API Representative and TOG II, the Closing will take place on the first business day of the calendar month occurring at least two business days after the first date on which all of the conditions to the Closing are satisfied or waived (other than those conditions which, by their terms, are to be satisfied or waived at the Closing, but subject to the satisfaction or waiver of such conditions). The merger of API with and into TOG II (the “Merger”) will become effective upon the filing of the certificate of merger or at such subsequent time or date as TOG II and the API Representative may agree and specify in the certificate of merger (the time at which the Merger becomes effective, the “Effective Time”).

Amounts Payable (page 33)
The aggregate amount payable in connection with the Transactions, including the Merger will consist of (i) an estimated $709.4 million in cash (based on an assumed level of net cash and current assets of the AG Companies as of the date of this Information Statement), subject to certain adjustments; (ii) up to 62.5 million Common Units (and an equal number of Class B Shares) and restricted stock units of TPG (“RSUs”) that, subject to the terms and conditions of the RSUs, will settle in Class A Shares, in each case, subject to certain adjustments set forth in the Transaction Agreement; (iii) rights to an amount of cash, payable in up to three payments of up to $50,000,000 each, reflecting an aggregate of up to $150,000,000 (the “Aggregate Annual Cash Holdback Amount”); and (iv) rights to the Earnout Payment. For additional information on the amounts payable, including updates, estimates and assumptions, see “Unaudited Pro Forma Condensed Combined Financial Information” below.
Representations and Warranties (page 34)
The Transaction Agreement contains customary and, in certain cases, reciprocal representations and warranties by the API Entities, AG Companies, AG Founder Trust and the TPG Parties that are (i) subject to specified exceptions and qualifications contained in confidential disclosure schedules and (ii) qualified, in the case of certain representations and warranties by the TPG Parties, by certain information filed by TPG with the SEC.
Retention Pool (page 40)
The TPG Parties have agreed to establish a stock-based retention pool under the Omnibus Equity Incentive Plan (the “Omnibus Plan”) (or applicable NASDAQ exception for non-plan grants) in the aggregate amount of the AG RSU Amount (as defined herein), to promote retention of the continuing employees of the AG Companies and to incentivize efforts to consummate the Closing (the “Retention Program”). Subject to the terms and conditions of the RSUs, the RSUs will settle into Class A Shares. The aggregate number of RSUs to be granted pursuant to the Retention Program will be calculated based on the AG RSU Amount and a deemed value of $30.00 per RSU. Participants in the Retention Program will be granted RSUs as soon as practicable but not later than 30 days after the Closing Date (as defined herein). As described in “The Transaction Agreement and Related Agreements—Amounts Payable,” the aggregate amount of amounts payable to AG Non-Founder Partners (as defined herein) is reduced by the AG RSU Amount.
Regulatory Approvals (page 40)
Each of the parties has agreed to, if required by law, within 20 business days following the date of the Transaction Agreement, file or supply all notifications and information required to be filed or supplied pursuant to the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder (the “HSR Act”) in connection with the Transactions.
Each of the parties has agreed to, as promptly as practicable following the date of the Transaction Agreement, make all other filings and submissions under antitrust law or other law applicable to the TPG Parties, AG Companies, API Entities or to their subsidiaries and affiliates, as may be required to consummate the Transactions, and use reasonable best efforts (which will not require any payment or concession to any person in connection with obtaining such person’s consent) to obtain all other authorizations, approvals, consents and waivers from all persons or governmental authorities as are necessary to consummate the Transactions. These approvals include antitrust approvals under the laws of certain other jurisdictions and written consents from the Securities & Futures Commission (“SFC”) in Hong Kong and the Financial Conduct Authority (“FCA”) in the United Kingdom.
HSR Act and U.S. Antitrust Matters
The Closing is conditioned upon all required filings under the HSR Act having been made and the termination or expiration of all applicable waiting periods (and any extensions) thereunder. The parties made the required filings with the Federal Trade Commission (the “FTC”) and the Antitrust Division of the Department of Justice (the “DOJ”) on June 8, 2023, and the initial 30-day waiting period expired at 11:59 p.m. Eastern time on July 10, 2023.

Other Antitrust Clearances
The Closing is conditioned upon all required filings under the Dutch Competition Act (1997), as amended, the Act Against Restraints of Competition in Germany, the Monopoly Regulation and Fair Trade Act in Korea, and to the extent applicable, certain other jurisdictions, having been made and the termination or expiration of all applicable waiting periods (and any extensions thereof) thereunder. The parties made the required filing with the Federal Cartel Office under the Act Against Restraints of Competition in Germany on June 28, 2023, and received clearance on July 5, 2023. The parties made the required filing with the Authority for Consumers and Markets under the Dutch Competition Act (1997), as amended, on June 30, 2023, and received clearance on July 19, 2023. The parties made the required filing with the Korea Fair Trade Commission under the Monopoly Regulation and Fair Trade Act in Korea on August 10, 2023, and received clearance on September 22, 2023.
Financial Conduct Authority
The Closing is conditioned upon the receipt of written consent from the FCA. Section 178 of the U.K. Financial Services and Markets Act 2000 (the “FSMA”) requires TPG (and any other potential controllers, including relevant affiliates of TPG, to the extent required) to apply for pre-approval from the FCA before acquiring control of Angelo, Gordon Europe LLP (“AG Europe”), a wholly owned subsidiary of AG OpCo, that is authorized and regulated by the FCA. In addition, Section 191D of the FSMA obliges any person with an existing threshold interest in AG Europe to give the FCA prior notice if, as a result of the transaction, their holding would fall below certain thresholds. This obligation requires a notification only, and FCA pre-approval is not required to dispose of control. Any failure by an existing controller to give such prior notice of an intended reduction in their holding below specific thresholds is also a criminal offense. Finally, under the FCA’s rules, a failure by AG Europe to make its own notification to the FCA of the proposed change in control could result in FCA action being taken against it. This obligation requires a notification only, and AG Europe does not separately need to obtain FCA preapproval. The proposed incoming controllers submitted their application to the FCA for pre-approval on June 21, 2023. The FCA approved the application on September 1, 2023 (and such approval will remain valid until November 23, 2023 absent extensions from the FCA).
Securities & Futures Commission
The Closing is conditioned upon the receipt of written consent from the SFC in Hong Kong. Pursuant to the Transaction Agreement, TPG must obtain consent from the SFC for certain TPG entities and individuals to become substantial shareholders, as defined under the Securities and Futures Ordinance (“SFO”), of Angelo, Gordon Hong Kong Limited (“AG Hong Kong”), a subsidiary of AG OpCo, as contemplated under the Transaction Agreement by filing the new substantial shareholder applications and information on TPG specified under section 402 of the SFO together with any other information required by the SFC. The new substantial shareholder applications were filed by TPG on July 26, 2023, and consent was obtained on October 9, 2023.
Closing Conditions (page 42)
The respective obligations of each of the TPG Parties, the API Entities and the AG Companies to effect the Transactions and consummate the Closing are subject to the fulfillment or waiver, at or prior to the Closing, of certain conditions, including (among other conditions) the following:
•(i) all required filings under the HSR Act having been made and the termination or expiration of all applicable waiting periods (and any extensions) thereunder; (ii) all required filings under the Dutch Competition Act (1997), as amended, the Act Against Restraints of Competition in Germany, the Monopoly Regulation and Fair Trade Act in Korea, and to the extent applicable, certain other jurisdictions having been made and the termination or expiration of all applicable waiting periods (and any extensions) thereunder; and (iii) the receipt of regulatory consents from the SFC in Hong Kong with respect to AG Hong Kong and the FCA in the United Kingdom with respect to AG Europe;
•there shall not be in effect any law, injunction or other order by a governmental authority restraining, enjoining, having the effect of making the transactions contemplated by Transaction Agreement illegal or otherwise prohibiting the consummation of the transactions contemplated by the Transaction Agreement;

•since the date of the Transaction Agreement, no Alabama Material Adverse Effect or Acquiror Material Adverse Effect (each as defined in the Transaction Agreement), as applicable, shall have occurred and be continuing; and
•the compliance and performance by the parties, in all material respects, of their respective agreements and covenants and obligations required by the Transaction Agreement to be complied with or performed by such party at or prior to the Closing.
Indemnification (page 43)
Pursuant to the Transaction Agreement and subject to the terms and conditions contained therein, following the Closing:
•each AG Partner (as defined herein) (severally and not jointly in accordance with their certain respective relative ownership percentages calculated in accordance with the Transaction Agreement) will indemnify TOG II and each of its affiliates (including, following the Closing, the AG Company Group Entities (as defined herein)) and each of their respective directors, officers, employees, stockholders, partners, agents, representatives, successors and permitted assigns (the “TPG Indemnitees”) for any losses arising from (i) pre-Closing breaches of any covenant or agreement of any API Entity contained in the Transaction Agreement that survives Closing; (ii) breaches of any covenant or agreement by the API Representative or any pre-Closing covenant of any AG Company contained in the Transaction Agreement that survives Closing; and (iii) fraud by any AG Company or any API Entity;
•each AG Partner will indemnify the TPG Indemnitees for any losses arising from certain other matters set forth in the disclosure schedules to the Transaction Agreement, including certain tax-related matters; and
•TOG II will indemnify the AG Partners (as defined herein) and their affiliates and each of their respective directors, officers, employees, stockholders, partners, agents representatives, successors and permitted assigns from losses arising from (i) breaches of any covenant or agreement of any TPG Party contained in the Transaction Agreement that survives Closing; (ii) breaches of any post-Closing covenant of any AG Company contained in the Transaction Agreement; and (iii) any fraud of any TPG Party.
Termination of the Transaction Agreement (page 44)
TOG II and the API Representative may terminate the Transaction Agreement under certain circumstances, including (i) by mutual written consent at any time prior to the Closing; (ii) upon the issuance of a final and non-appealable governmental order, the enactment of law or taking of other action permanently enjoining the Closing (subject to certain conditions); (iii) following a violation, breach or inaccuracy of any representation, warranty, covenant or agreement of the applicable party to the Transaction Agreement that would cause the closing conditions not to be satisfied and that has not been waived or cured within a certain period of time; and (iv) if the Transactions have not been consummated on or before 11:59 p.m., Eastern Time, on April 1, 2024 (the “Termination Date”).
In addition, the API Representative may terminate the Transaction Agreement at any time prior to the Closing, upon written notice to TOG II if the written consent of the requisite TPG stockholders sufficient to approve (i) the issuance of Common Units exchangeable pursuant to the A&R Exchange Agreement into Class A Shares in excess of 19.99% as required by NASDAQ Listing Rule 5635(a) and (ii) the Charter Amendment is not delivered to the API Representative within two business days after the execution and delivery of the Transaction Agreement. This termination right is no longer exercisable because TOG II delivered the Consent to the API Representative within the time required by the Transaction Agreement.
Related Agreements (page 46)
The Transaction Agreement contemplates that, at the Closing, (i) certain key employees of the AG Companies and 80% of the AG Partners shall have executed a partner acknowledgement and joinder agreement (each, a “Partner Acknowledgment and Joinder Agreement”); (ii) each of New API II, Founder Holdings A and Founder Holdings G will enter the A&R Exchange Agreement, attached to this Information Statement as Annex C, and amending and restating that certain Exchange Agreement, dated as of January 12, 2022, by and among TPG, TOG I, TOG II, TOG III and the other parties thereto (the “Exchange Agreement”); (iii) each of New API II, Founder Holdings A and Founder Holdings G will enter into an Amended and Restated Investor Rights Agreement (the “A&R Investor Rights Agreement”), attached to this Information Statement as Annex B, and amending and restating that certain Investor Rights Agreement, dated as of January 12, 2022, by and among TPG, TOG I, TOG III, TOG II and the other parties thereto (the “Investor Rights Agreement”); and (iv) each of New API II, Founder Holdings A and Founder Holdings G will enter into an Amended and Restated Tax Receivable Agreement (the “A&R Tax Receivable Agreement”), attached to this Information Statement as Annex D, and amending and restating that certain Tax Receivable Agreement, dated as of January 12, 2022, by and among TPG, TOG I, TOG III, TOG II and the other parties thereto (the “Tax Receivable Agreement”).
Pursuant to each Partner Acknowledgment and Joinder Agreement, such persons agree to (i) be bound by, and comply with, provisions applicable to the AG Partners set forth in the Transaction Agreement; (ii) join and become party to the A&R Investor Rights Agreement, the A&R Exchange Agreement and the A&R Tax Receivable Agreement and certain other transaction documents; and (iii) release TOG II, the API Entities, the AG Company Group Entities and certain other related persons, from any claims and liabilities arising from actions or omissions or other conduct occurring prior to and including the Closing, to the extent such actions or omissions relate to the Transactions, the organizational documents of API, New API II and the AG Company Group Entities, or the releasing party’s relationship with the AG Company Group Entities.
The A&R Exchange Agreement sets forth the terms upon which each Common Unit will be exchangeable (i) for cash equal to the value of one Class A Share from a substantially concurrent primary equity offering (based on the closing price per Class A Share on the day before the pricing of such primary equity offering (taking into account customary brokerage commissions or underwriting discounts actually incurred)) or (ii) at the applicable TPG affiliate’s election, for one Class A Share (or, in certain cases, for non-voting Class A Shares). The number of Common Units that may be exchanged by the API Feeders into cash or Class A Shares following the Closing will be limited to an amount representing no more than 19.99% of the Class A Shares, non-voting Class A Shares and Class B Shares outstanding immediately prior to the Closing until at least 20 calendar days after TPG mails the definitive form of this Information Statement to its stockholders.
The A&R Investor Rights Agreement sets forth certain transfer restrictions and customary registration rights with respect to the Class A Shares, Class B Shares and Common Units.
Pursuant to the A&R Tax Receivable Agreement, among other things, TPG (or its wholly owned subsidiaries) will agree to pay to the beneficiaries thereof 85% of the benefits, if any, that are realized, or deemed to be realized (calculated using certain assumptions), as a result of (i) adjustments to the tax basis of the assets of TOG II and its consolidated subsidiaries as a result of certain exchanges of Common Units and (ii) certain other tax benefits.

GENERAL
This Information Statement is being delivered to our stockholders in connection with the Issuance and the Charter Amendment approved in furtherance of the Transactions.
Approval of the Transactions
On May 12, 2023, the Board of Directors and the Executive Committee met to consider the proposed Transactions, the terms of the Transaction Agreement and other actions to be taken in connection with the Transactions. After discussion, including review and consideration of the factors described under “Recommendation and Reasons for the Transactions,” and pursuant to a unanimous written consent executed following the meeting, the Board of Directors and the Executive Committee unanimously (i) approved the terms of the Transaction Agreement and the transactions contemplated thereby, including the Merger, and determined that the Issuance and the Charter Amendment are advisable and in the best interests of TPG and its stockholders; (ii) recommended that the TPG stockholders approve the Issuance in accordance with the applicable provisions of NASDAQ Listing Rule 5635(a); (iii) directed that the Issuance be submitted to TPG stockholders for their consideration and approval by written consent; (iv) approved, adopted and declared advisable the Charter Amendment; and (v) recommended that the stockholders of TPG approve and adopt the Charter Amendment by written consent in lieu of a meeting.
Requirement to Obtain Stockholder Approval
The Issuance
We are subject to NASDAQ Listing Rule 5635(a) because our Class A Shares are listed on the NASDAQ Global Select Market (“NASDAQ”). Pursuant to NASDAQ Listing Rule 5635(a), when a NASDAQ-listed company proposes to issue securities in connection with the acquisition of the stock of another company, stockholder approval is required if, among other things, due to the present or potential issuance of common stock, including stock issued pursuant to an earnout provision or similar type of provision, or securities convertible into or exercisable for common stock, other than a public offering for cash, the number of shares of common stock to be issued is or will be equal to or in excess of 20% of the number of shares of common stock or voting power outstanding before the issuance of the stock or securities.
Pursuant to the Transaction Agreement, TOG II (i) will issue up to 62.5 million Common Units (with an equal number of Class B Shares issued by TPG) at the Closing and (ii) may issue Common Units of up to $400.0 million in value (with an equal number of Class B Shares) as part of an Earnout Equity Payment subject to the satisfaction of certain fee-related revenue targets, in each case to be issued pursuant to and subject to certain limitations and adjustments set forth in the Transaction Agreement. Pursuant to and subject to the terms of the A&R Exchange Agreement to be entered into at Closing, each Common Unit will be exchangeable (i) for cash equal to the value of one Class A Share from a substantially concurrent primary equity offering (based on the closing price per Class A Share on the day before the pricing of such primary equity offering (taking into account customary brokerage commissions or underwriting discounts actually incurred)) or (ii) at the applicable TPG affiliate’s election, for one Class A Share (or, in certain cases, for non-voting Class A Shares). The Common Unit Issuance requires approval by our stockholders pursuant to NASDAQ Listing Rule 5635(a) because the Common Units to be issued in the Common Unit Issuance may be exchangeable, subject to certain limitations pursuant to the A&R Exchange Agreement, for more than 20% of the Class A Shares, non-voting Class A Shares and Class B Shares outstanding immediately prior to the Closing. Requisite stockholder approval of the Common Unit Issuance was obtained pursuant to the Consent as described below. Although the Common Unit Issuance will occur in connection with the Closing and the satisfaction of the applicable fee-related revenue targets may result in an additional Common Unit Issuance in connection with the Earnout Equity Payment, as applicable, pursuant to the A&R Exchange Agreement, the number of Common Units that may be exchanged by the API Feeders into cash or Class A Shares following the Closing will be limited to an amount representing no more than 19.99% of the Class A Shares, non-voting Class A Shares and Class B Shares outstanding immediately prior to the Closing until at least 20 calendar days after TPG mails the definitive form of this Information Statement to its stockholders. The Class B Issuance will not occur prior to the date the Charter Amendment has become effective, which will be no earlier than 20 calendar days following the date on which the definitive form of this Information Statement is first mailed to our stockholders.
The Issuance will dilute the ownership percentage and voting interests of our current stockholders in our earnings, if any, voting power and market capitalization.

The Charter Amendment
In connection with the Transactions, we are also making certain amendments to our Charter relating to the Class B Issuance and the Pre-Closing TPG Transactions. Following the Pre-Closing TPG Transactions, the outstanding limited partnership interests in TOG I and TOG III will be directly or indirectly held by TOG II. We expect that the Pre-Closing TPG Transactions will have little to no effect on our results of operations or financial condition. These changes, among others, are set forth in the Charter Amendment included in Annex E attached hereto. The Charter Amendment was approved by our stockholders pursuant to the Consent as described below.
The Charter Amendment will become effective when filed with the Secretary of State of the State of Delaware, no earlier than the date that is 20 calendar days following the date on which the definitive form of this Information Statement is first mailed to our stockholders. As described above, the Class B Issuance will not occur prior to the date the Charter Amendment becomes effective.
No Voting Required
As of May 12, 2023, we had 72,252,574 Class A Shares and 228,652,641 Class B Shares, issued and outstanding and entitled to vote on the Issuance and the Charter Amendment. Each Class A Share was entitled to one vote per share and each Class B Share was entitled to ten votes per share, subject to Article 4.2(a) of our Charter, which stipulates that “Free Float” (as defined under the rules of the FTSE Russell relating to the Russell indices) Class A Shares are entitled to at least 5.1% of the aggregate voting power. On May 12, 2023, TPG GP, the beneficial owner of 50,848 Class A Shares and 228,652,641 Class B Shares (in each case, as of the date of the Consent), representing a majority of the voting power of the outstanding Class A Shares and Class B Shares, executed the Consent approving the Issuance in accordance with NASDAQ Listing Rule 5635(a) and the Charter Amendment in accordance with §242 of the DGCL.
No further vote or consent of our stockholders or the AG Companies or their interest holders is required to consummate the Transactions or effectuate the Issuance or the Charter Amendment. We are not seeking a vote, authorizations or proxies from you. Section 1.03 of our bylaws provides that stockholders may take action without a meeting, without prior notice and without a vote to the extent permitted by and in the manner provided in our Charter and in accordance with applicable law.
Description of Securities
The description of our Class A Shares and our Class B Shares is incorporated by reference from Exhibit 4.1 to our Annual Report. Holders of our Class A Shares and Class B Shares do not have preemptive, subscription or conversion rights. Each Class B Share is subject to redemption upon an exchange of one Common Unit for one Class A Share.

PARTIES AND THE TRANSACTIONS
Parties to the Transaction Agreement
TPG Inc.
TPG Inc. is a holding company whose only material asset is its interest in the TPG Operating Group, a leading global alternative asset manager founded in San Francisco in 1992, with $139 billion of AUM and investment and operational teams around the world. TPG invests across five multi-strategy platforms: Capital, Growth, Impact, Real Estate and Market Solutions and its unique strategy is driven by collaboration, innovation and inclusion.
TPG’s Class A Shares are listed on NASDAQ under the symbol “TPG”.
TPG’s principal executive offices are located at 301 Commerce Street, Suite 3300, Fort Worth, Texas 76102.
TPG Operating Group II, L.P.
TOG II is an indirect subsidiary of TPG, which is the sole indirect owner of the entities serving as the general partner of TOG II and the other TPG Operating Group partnerships, and which holds Common Units in each of the TPG Operating Group partnerships.
TOG II’s principal executive offices are located at 301 Commerce Street, Suite 3300, Fort Worth, Texas 76102.
TPG GP A, LLC
TPG GP is a Delaware limited liability company owned by entities owned by Messrs. Bonderman, Coulter and Winkelried, and is the owner of the general partner of TPG Group Holdings, a Delaware limited partnership that holds all of TPG’s currently outstanding Class B Shares.
TPG GP’s principal executive offices are located at 301 Commerce Street, Suite 3300, Fort Worth, Texas 76102.
AG Partner Investments, L.P.
API is a Delaware limited partnership whose only material assets are its interest in AG OpCo and AG CarryCo, which together form Angelo Gordon, a fully integrated and scaled multi-strategy platform with $74.3 billion in AUM across two primary strategies: Credit and Real Estate.
API’s principal executive offices are located at 245 Park Avenue, New York, New York 10167.
Alabama Investments (Parallel) Founder A, LP
Founder Holdings A is a Delaware limited partnership. API GP is its general partner, and API is its sole limited partner. Founder Holdings A was formed on May 9, 2023 solely for the purpose of effecting the Transactions.
Founder Holdings A’s principal executive offices are located at 245 Park Avenue, New York, New York 10167.
Alabama Investments (Parallel) Founder G, LP
Founder Holdings G is a Delaware limited partnership. API GP is its general partner, and API is its sole limited partner. Founder Holdings G was formed on May 9, 2023 solely for the purpose of effecting the Transactions.
Founder Holdings G’s principal executive offices are located at 245 Park Avenue, New York, New York 10167.

Alabama Investments (Parallel), LP
New API II is a Delaware limited partnership. API GP is its general partner, and API is its sole limited partner. New API II was formed on May 9, 2023 solely for the purpose of effecting the Transactions.
New API II’s principal executive offices are located at 245 Park Avenue, New York, New York 10167.
Angelo, Gordon & Co., L.P.
AG OpCo is a Delaware limited partnership that serves as an investment advisor for the AG Company Funds, as well as an investment vehicle through which API and AG OpCo’s other limited partners (including Angelo Gordon employees) indirectly hold the underlying assets corresponding to Angelo Gordon.
AG OpCo’s principal executive offices are located at 245 Park Avenue, New York, New York 10167.
AG Funds, L.P.
AG CarryCo is a Delaware limited partnership that serves as an investment vehicle through which API indirectly holds the underlying assets corresponding to the AG Company Funds.
AG CarryCo’s principal executive offices are located at 245 Park Avenue, New York, New York 10167.
AG GP, LLC
API GP is a Delaware limited liability company that serves as the general partner of the API Entities. API GP also serves as the API Representative prior to Closing.
API GP’s principal executive offices are located at 245 Park Avenue, New York, New York 10167.
Michael Gordon 2011 Revocable Trust
AG Founder Trust is a trust through which affiliates of Michael Gordon, a co-founder of Angelo Gordon, hold interests in Angelo Gordon.
AG Founder Trust’s principal executive offices are located at 245 Park Avenue, New York, New York 10167.
API GP Managing Members
The API GP Managing Members are Adam Schwartz and Joshua Baumgarten, co-CEOs of Angelo Gordon.
The API GP Managing Members’ principal executive offices are located at 245 Park Avenue, New York, New York 10167.
API Representative, LLC
API Representative, LLC is a Delaware limited liability company that will serve as the API Representative from and after the Closing. API GP serves as the API Representative prior to Closing.
API Representative’s principal executive offices are located at 245 Park Avenue, New York, New York 10167.

The Transactions
Pursuant to the Transaction Agreement and the other transaction documents, and subject to the terms and conditions contained therein, TOG II has agreed to acquire all of the outstanding limited partnership interests in AG OpCo and AG CarryCo, as well as all the outstanding limited liability company interests in API GP and limited partnership interests in API.
The Transactions include the following steps:
•TPG, TOG II and TPG GP will effectuate a pre-closing reorganization, following which all outstanding limited partnership interests in TOG I and TOG III will be directly or indirectly held by TOG II (the “Pre-Closing TPG Transactions”);
•the API Entities, API, AG OpCo, AG CarryCo and AG Founder Trust will effectuate a pre-closing reorganization (the “Pre-Closing AG Transactions” and, together with the Pre-Closing TPG Transactions, the “Pre-Closing Reorganizations”), following which all outstanding limited partnership interests in Angelo Gordon will be held by the API Entities and API;
•following the Pre-Closing Reorganizations, TOG II will acquire, directly or indirectly, from the API Entities, all of the outstanding limited partnership interests in AG OpCo and AG CarryCo that are held by the API Entities; and
•thereafter, among other things (i) the founder partners of API (“AG Founder Partners”) will each sell a portion of their interest in API to TOG II, (ii) in accordance with the Delaware Revised Uniform Limited Partnership Act, API will merge with and into TOG II, and upon consummation of the Merger, API will cease to exist as a separate legal entity, and TOG II will continue as the surviving partnership and (iii) TOG II will acquire from the API GP Managing Members all of the outstanding limited liability company interests in API GP.
Amounts Payable
The aggregate amount payable in connection with the Transactions, including the Merger will consist of (i) an estimated $709.4 million in cash (based on an assumed level of net cash and current assets of the AG Companies as of the date of this Information Statement), subject to certain adjustments; (ii) up to 62.5 million Common Units (and an equal number of Class B Shares) and RSUs that, subject to the terms and conditions of the RSUs, will settle in Class A Shares, in each case, subject to certain adjustments set forth in the Transaction Agreement; (iii) rights to the Aggregate Annual Cash Holdback Amount; and (iv) rights to the Earnout Payment.
New API II, Founder Holdings A and Founder Holdings G will be entitled to the Earnout Payment subject to the satisfaction of certain fee-related revenue targets during the period beginning on January 1, 2026 and ending on December 31, 2026. In particular, if the aggregate amount of certain fee-related revenues, net of any discounts, offsets (but including the fee that generated any such offset), expense reimbursements, fee shares, profit shares or similar arrangements of certain clients of the AG Companies:
•is less than or equal to $677,000,000, no Earnout Payment is payable;
•is between $677,000,000 and $807,000,000, an Earnout Payment calculated as a portion of $400,000,000, and based on the amount by which such fee-related revenues of the AG Companies exceeds $677,000,000, is payable; and
•is equal to or greater than $807,000,000, an Earnout Payment of $400,000,000 is payable.
The Earnout Payment is payable, at TOG II’s election, subject to certain limitations, in cash, Common Units (and an equal number of Class B Shares) or a combination thereof.

The Class B Shares to be issued pursuant to the Transaction Agreement, including the Earnout Equity Payment if achieved and paid in Class B Shares, will be issued following TPG’s Charter Amendment becoming effective or such other date on which TPG is permitted to (i) issue Common Units exchangeable pursuant to the A&R Exchange Agreement into Class A Shares in excess of 19.99% as required by NASDAQ Listing Rule 5635(a) and (ii) issue the Class B Shares issuable pursuant to the Transaction Agreement.
For additional information on the amounts payable, including updates, estimates and assumptions, see “Unaudited Pro Forma Condensed Combined Financial Information” below.
Background of the Transaction
The Board of Directors, Executive Committee and TPG management regularly review and assess the performance, strategy, competitive position, opportunities and prospects of TPG in light of the current business, economic and regulatory environments, as well as developments in the industries that provide investment management services and the opportunities and challenges facing participants in those industries, in each case, with the goal of enhancing value for TPG stockholders. These reviews have included consideration of, and discussions with, other companies from time to time regarding potential strategic alternatives, including, in the case of the AG Companies, potential business combinations and other strategic transactions. In connection with such reviews and at the direction of the Board of Directors and the Executive Committee, TPG management evaluated the credit landscape for potential strategic opportunities.
On March 3, 2022, Josh Evans (Head of Corporate Development of TPG) met in New York with Adam Schwartz (co-CEO and co-Chief Investment Officer of AG OpCo) for preliminary introductions, facilitated by Goldman Sachs, financial advisor to the AG Companies (“Goldman”). No specific terms were discussed at this time, but the parties agreed to proceed with additional discussions in respect of a potential strategic transaction following the execution of a confidentiality agreement.
On April 3, 2022, TPG and AG OpCo executed a confidentiality agreement. Following execution of the confidentiality agreement, TPG commenced preliminary financial diligence on the AG Companies.
On April 5, 2022, representatives of TPG, including Jon Winkelried (CEO of TPG and member of the Executive Committee), Todd Sisitsky (President of TPG and member of the Executive Committee) and Mr. Evans, and representatives of the AG Companies, including Mr. Schwartz, Josh Baumgarten (co-CEO and co-Chief Investment Officer of AG OpCo), Frank Stadelmaier (Chief Operating Officer of AG OpCo) and Scott Soussa (Chief Strategy Officer of AG OpCo), met in New York for preliminary introductions to discuss a potential acquisition by TPG of the AG Companies and the operations and synergies of their respective companies. No specific terms were discussed at this time.
On May 6, 2022, the Board of Directors and the Executive Committee held a regular meeting in San Francisco, which was attended by members of TPG’s management team and Mr. Evans. Mr. Evans briefed the Board of Directors and the Executive Committee of the acquisition landscape and opportunities for inorganic expansion, including in connection with the AG Companies, noting in particular the AG Companies’ diversified credit and real estate businesses.
On August 10, 2022, Mr. Winkelried, Jack Weingart (Chief Financial Officer and member of the Executive Committee), Anilu Vazquez-Ubarri (then Chief Human Resources Officer and current Chief Operating Officer of TPG, and member of the Executive Committee), James Coulter (Executive Chairman of TPG and member of the Executive Committee) and Mr. Evans met in New York with Messrs. Baumgarten and Schwartz for preliminary discussions concerning valuation. As part of such discussions, representatives of TPG directionally suggested, based on preliminary estimates from the AG Companies, a transaction consideration of approximately $2.87 billion, assuming the acquisition by TPG of 20% of the performance allocations generated by the AG Company Funds. TPG also indicated a potential earnout of $500 million. Following such discussions, representatives of the AG Companies sent follow-up questions to TPG relating to governance of the AG Companies, synergy and integration, retention, culture and management focus.
On September 13, 2022, the AG Companies held a management team meeting in San Francisco regarding the AG Companies’ follow-up questions, which representatives of TPG, including Mr. Winkelried, Mr. Sisitsky, Mr. Weingart, Ms. Vazquez-Ubarri, Ken Murphy (then Chief Operating Officer of TPG) and Mr. Evans, attended. During the meeting, the parties discussed the AG Companies’ business initiatives, operations, personnel philosophy and potential synergies between TPG and the AG Companies. The parties also discussed the operations of TPG, TPG’s retention packages, TPG’s goals and objectives with respect to growth, focus areas for the potential transaction and potential transaction structure.

During late September 2022, representatives of TPG and the AG Companies commenced discussions on their respective companies’ businesses.
On October 24, 2022, representatives of TPG received access to the AG Companies’ virtual data room (“VDR”). Representatives of TPG, including TPG’s legal counsel, Weil, Gotshal & Manges LLP (“Weil”), Davis Polk & Wardwell LLP (“DPW”) and Shearman & Sterling LLP (“Shearman”) received access to the VDR shortly thereafter and began diligence on the VDR, which continued through to the execution of the Transaction Agreement. From late October 2022, the parties began regular discussions with respect to diligence and other work stream processes.
On November 4, 2022, at a regular meeting of the Board of Directors and the Executive Committee, which was also attended by members of TPG management, the Board of Directors and the Executive Committee discussed TPG’s growth plans. Mr. Winkelried provided a brief status overview to the Board of Directors and the Executive Committee on the early-stage discussions on TPG’s process with the AG Companies. The Board of Directors and the Executive Committee were supportive of proceeding with detailed due diligence of the AG Companies, including through legal, accounting, tax and other advisors.
From early November 2022 through to the execution of the Transaction Agreement, Mr. Winkelried, Mr. Sisitsky, Mr. Weingart, Ms. Vazquez-Ubarri and Mr. Murphy, as well as other members of TPG management and representatives of TPG, commenced regular meetings on the potential transaction. As part of those meetings in November 2022, attendees reviewed the status of diligence, the potential prospects of the AG Companies, the components of a potential proposal, potential valuation considerations and a potential earnout payment and proposed further engagement with the AG Companies.
In mid-November 2022, TPG formally commenced detailed diligence, including through legal, tax, accounting and other advisors, which continued until execution of the Transaction Agreement. In the weeks that followed, TPG management and representatives of Weil, DPW and Shearman engaged in discussions relating to potential transaction terms, including with respect to structure of the earnout.
In late November 2022, TPG, with the approval of the Board of Directors and the Executive Committee, engaged Ardea to provide assistance with respect to a potential transaction, which was later formalized pursuant to the Engagement Letter. Ardea had previously provided certain investment banking services to TPG and/or its affiliates, including acting as financial advisor in connection with TPG’s initial public offering, and the Board of Directors deemed it appropriate to engage Ardea as financial advisor because it is an internationally recognized investment banking firm that has substantial experience in transactions similar to the Transactions.
In early December 2022, Mr. Winkelried, Mr. Weingart, Mr. Sisitsky, Ms. Vazquez-Ubarri and Mr. Murphy, as well as other members of TPG management and representatives of TPG, met to discuss progress on the potential transaction. Representatives of Ardea were also in attendance. As part of such discussions, representatives of Ardea provided a preliminary analysis of financial considerations relating to the AG Companies’ platforms. Attendees discussed key terms for a potential transaction to be reflected in a preliminary non-binding proposal, including potential transaction value, amount and consideration mix of a potential earnout payment and governance of the AG Companies post-closing, as well as a potential designation of an AG Partner to the Board of Directors and the Executive Committee. Thereafter, TPG proceeded with the preparation of a preliminary non-binding proposal.
On December 9, 2022, representatives of TPG management, including Messrs. Winkelried, Sisitsky and Evans, met via video conference with representatives of the AG Companies, including Messrs. Baumgarten and Schwartz, to present a preliminary non-binding proposal (the “December Proposal”). The December Proposal reflected approximately $2.65 billion in upfront consideration, consisting of approximately $691 million in cash (including up to $150 million to be paid in installments in the three calendar year ends following closing, based on annual performance related earnings exceeding certain thresholds) and approximately 61,359,000 Common Units at an assumed value of $31.92 per unit. The December Proposal also included an earnout payment of $350 million, payable in up to 75% equity at TPG’s option and based on the AG Companies satisfying certain fee-related revenue targets as of December 31, 2025.
On December 13, 2022, Mr. Evans and representatives of the AG Companies, including Messrs. Soussa and Stadelmaier discussed feedback on the December Proposal. Representatives of Ardea also attended. As part of those discussions, representatives of the AG Companies requested that TPG improve upon the valuation in the December Proposal, including with respect to the amount of the earnout payment and noted recent fundraising momentum of the AG

Companies. In addition, representatives of the AG Companies indicated they would plan to send TPG a counter proposal to the December Proposal.
On December 20, 2022, Mr. Soussa sent Mr. Evans a counter proposal to the December Proposal (the “December 20 Counter Proposal”). The December 20 Counter Proposal reflected upfront consideration of approximately $3.71 billion. Assuming 33.33% cash and 66.67% equity consideration, the upfront consideration consisted of approximately $1.24 billion in cash (including an aggregate cash holdback of up to $150 million). The December 20 Counter Proposal also reflected an earnout payment of $500 million, payable in up to 75% equity at TPG’s option and based on the AG Companies satisfying certain fee-related revenue targets as of 2025. Following the receipt of the December 20 Counter Proposal, Messrs. Sisitsky and Evans and representatives of the AG Companies, including Messrs. Baumgarten, Schwartz and Soussa, met via video conference to discuss the December 20 Counter Proposal. As part of those discussions, the AG Companies and their representatives expressed their views on appropriate valuation in light of the strength of their recent fundraising progress of the AG Companies, and considered potential mechanisms to calculate the cash and equity mix of the consideration. Thereafter, Messrs. Winkelried, Weingart and Sisitsky and Ms. Vazquez-Ubarri, as well as other members of TPG management, met on several occasions to discuss appropriate next steps with the AG Companies.
On January 4, 2023, TPG submitted an updated non-binding proposal to the AG Companies (the “January 4 Proposal”), which was presented via a video conference attended by Messrs. Winkelried, Sisitsky, Evans, Baumgarten, Schwartz and Soussa. The January 4 Proposal reflected certain of the AG Companies’ feedback on the December Proposal and the December 20 Counter Proposal. The January 4 Proposal decreased total upfront consideration to $3.11 billion, consisting of approximately $929 million in cash (including an aggregate cash holdback of up to $150 million) and approximately 68,340,000 Common Units at an assumed value of $31.92 per unit. The January 4 Proposal reflected 30% cash and 70% equity consideration on the basis that the non-founder partners of API (“AG Non-Founder Partners” and, together with the AG Founder Partners, the “AG Partners”) would receive cash and equity consideration of 15% and 85% in value, respectively, while AG Founders would receive cash and equity consideration of 90% and 10% in value, respectively. The January 4 Proposal also decreased the earnout payment to $400 million, payable in up to 75% equity at TPG’s option and based on certain fee-related revenue as of December 31, 2025.
On January 5 and January 10, 2023, Mr. Evans met with Mr. Soussa via video conference to discuss the January 4 Proposal and to clarify the valuation of the equity consideration.
On January 11, 2023, representatives of Goldman sent TPG a counter proposal to the January Proposal (the “January 11 Counter Proposal”). The January 11 Counter Proposal continued to reflect upfront consideration of approximately $3.11 billion. Assuming 30% cash and 70% equity consideration, the upfront consideration consisted of approximately $929 million in cash (including an aggregate cash holdback of up to $150 million) and 70,368,000 Common Units at an assumed value of $31.00 per unit. The January 11 Counter Proposal continued to reflect an earnout payment of $400 million.
On January 17 and January 18, 2023, representatives of TPG management, including Messrs. Sisitsky, Weingart, Murphy and Evans, met with representatives of AG Companies’ management, including Messrs. Baumgarten, Schwartz, Stadelmaier and Soussa and Brian Sigman (Chief Financial Officer and Treasurer of AG OpCo), for diligence sessions on the AG Companies. As part of these discussions, the parties agreed to proceed with documenting key terms for a potential transaction through a term sheet. On January 20, 2023, Mr. Winkelried, Mr. Sisitsky, Mr. Weingart, Ms. Vazquez-Ubarri and Mr. Murphy, as well as other members of TPG management and representatives of TPG, met to discuss the meetings with the AG Companies’ management, as well as key terms to be included in a term sheet, including potential amounts for upfront consideration and the earnout payment.
From late January through early February 2023, TPG, together with Weil, DPW, Shearman and other representatives of TPG, engaged in various discussions with the AG Companies with respect to the potential transaction, including with respect to deal structuring, purchase price adjustments and the structure of a potential earnout payment, as well as diligence sessions on TPG’s business. During this time, TPG, Weil, DPW and Shearman progressed a draft term sheet based on the January 11 Counter Proposal.
On February 3, 2023, Weil sent Paul, Weiss, Rifkind, Wharton & Garrison (“Paul Weiss”), legal counsel to the AG Companies, an initial term sheet with the proposed transaction terms as discussed between the parties (the “February 3 Term Sheet”). The February 3 Term Sheet reflected upfront consideration of $3.11 billion, comprised of $929 million in cash (including an aggregate cash holdback of up to $150 million) and 68,339,559 Common Units at an assumed value of $31.92 per unit. The February 3 Term Sheet noted the upfront consideration would be subject to adjustment based upon cash and equity consideration to be received by the AG Partners and purchase price adjustments based on client consents received by the AG Companies, net GP investments, cash and working capital of the AG Companies. The February 3 Term Sheet proposed that the upfront consideration payable to the AG Founder Partners would be payable in 90% cash and 10% in Common Units, and the upfront consideration payable to the AG Non-Founder Partners would be payable in 15% cash and 85% in Common Units. The February 3 Term Sheet also proposed an earnout payment of $400 million, payable in up to 75% equity at TPG’s option and based on the AG Companies satisfying certain fee-related revenue targets as of December 31, 2025, as well as high-level terms regarding the structure of the earnout, post-closing governance of the AG Companies, post-closing designation rights for an AG Partner to the Board of Directors and the Executive Committee and other key transaction terms.
On February 10, 2023, the Board of Directors and the Executive Committee held a special meeting in San Francisco, which was attended by members of TPG management, including Messrs. Sisitsky and Evans. Messrs. Sisitsky and Evans provided the Board of Directors and the Executive Committee a summary of the efforts with respect to a potential transaction with the AG Companies to date, including an overview of the AG Companies’ business and key terms included in the February 3 Term Sheet. The Board of Directors inquired about the growth opportunity, culture fit, and overlap with existing TPG business and investors, as well as integration of the two businesses. Messrs. Sisitsky and Evans also provided an overview of ongoing work streams. The Board of Directors and the Executive Committee expressed support for continued engagement with the AG Companies.
On February 19, 2023, Paul Weiss sent Weil an updated term sheet with revisions for purchase price adjustments, earnout structure, post-closing governance of the AG Companies, post-closing designation rights for an AG Partner to the Board of Directors and Executive Committee, closing conditions and other key terms.
On February 20, 2023, the AG Companies sent TPG updated financial diligence.
On March 11, 2023, Weil sent Paul Weiss an updated term sheet, which reflected TPG’s updated position following the updated financial diligence on the AG Companies. Among other revisions to key terms, the updated term sheet decreased upfront consideration to $2.89 billion, comprised of $871 million in cash (including an aggregate cash holdback of up to $150 million) and 63,239,348 Common Units at an assumed value of $31.92 per unit. The term sheet noted the upfront consideration would be subject to adjustment based upon cash and equity consideration to be received by the AG Partners and other purchase price adjustments. The term sheet continued to value the earnout payment at $400 million.
During mid-March 2023, representatives of TPG and the AG Companies discussed the March 11 term sheet. The AG Companies provided feedback with respect to their willingness to continue discussions on a potential transaction in response to the decrease to the upfront consideration, as well as the assumed per unit price of Common Units in light of the then-current trading price of Class A Shares. The parties also agreed that the equity consideration would include a number of Class B Shares equivalent to the number of Common Units to be issued, and discussed the structure of the earnout payment, governance and other matters.
On March 27 and March 28, 2023, Messrs. Winkelried and Sisitsky met with the AG Companies’ management team, including Messrs. Baumgarten and Schwartz, in San Francisco to resolve open points on valuation, governance and other key deal terms. As part of these discussions, the parties agreed to upfront consideration to be calculated on the basis of $3.0 billion. The upfront consideration would consist of 30% cash and 70% equity consideration (based on the proportions of cash and equity consideration to be received by AG Founder Partners and AG Non-Founder Partners), resulting in $900 million in cash (including an aggregate cash holdback of up to $150 million) and 70,000,000 Common Units at an assumed value of $30 per unit, and would in each case be subject to adjustments set forth in the definitive transaction agreement. The earnout payment would continue to be valued at $400 million, but the parties agreed to continue to evaluate appropriate cash and equity mix of the earnout payment. The parties also agreed to work together following the execution of the definitive transaction agreement to determine the treatment of the AG Companies’ Essential Housing business (“Essential Housing”) with respect to a potential transaction.
In late March 2023, the parties agreed to continue negotiations on the basis of a draft transaction agreement.
On April 6, 2023, Weil provided an initial draft of the Transaction Agreement to Paul Weiss. Consistent with the March 27 and March 28 discussions and the draft term sheets, the initial draft transaction agreement reflected cash consideration to be received by the AG Partners and equity consideration to be received by the API Entities on behalf of the AG Partners calculated based on a base consideration value of $3.0 billion, determined as the aggregate of the aggregate amount of cash and equity consideration to be received by the AG Founder Partners and the AG Non-Founder Partners based on their respective portions of cash and equity, and subject to purchase price adjustments for client consents obtained by the AG Companies, balance sheet items, an aggregate annual cash holdback amount of $150 million and certain other matters. The initial draft of the Transaction Agreement also reflected an earnout payment of $400 million, and proposed that the cash and equity proportions of the earnout payment would be in the same proportions of cash and equity to be received by the AG Founder Partners and the AG Non-Founder Partners in respect of the upfront consideration. From early to late April 2023, the parties exchanged drafts of the Transaction Agreement and related ancillary agreements and participated in negotiations with respect to key terms of the transaction, including with respect to the structure of the earnout, purchase price adjustments, post-closing governance, the proportions of cash and equity consideration to be received by certain AG Non-Founder Partners as part of the upfront consideration as well as the earnout payment and other matters.
On April 28, 2023, Paul Weiss circulated a revised draft of the Transaction Agreement to Weil. The revisions proposed a $70 million retention pool for the benefit of AG non-partner employees, among other items. In the days that followed, representatives of the AG Companies proposed to representatives of TPG additional revisions to the earnout payment structure, including that the earnout payment would be payable based on certain fee-related revenue as of December 31, 2026.
In early May 2023, Messrs. Winkelried and Sisitsky and other representatives of TPG senior management met by video conference on numerous occasions with Messrs. Baumgarten and Schwartz and other representatives of the AG Companies to discuss open business points. As part of those discussions, the parties agreed that the retention pool would result in a dollar-for-dollar reduction in upfront consideration and be increased to a range of $150 to $250 million, along with additional revisions to the structure of the earnout payment.
On May 5, 2023, the Board of Directors and the Executive Committee held a regular meeting in Fort Worth, which was also attended by members of TPG management. During the meeting, TPG management described the ongoing process of the Transactions and ongoing work streams. Mr. Winkelried provided the Board of Directors and the Executive Committee with a summary of the discussions with the AG Companies. Messrs. Sisitsky and Evans also provided the Board of Directors and the Executive Committee with an overview of the upfront consideration of approximately $3.0 billion, consisting of cash and equity consideration and the basis of the proportions of cash and equity consideration to be received by the AG Founder Partners and the AG Non-Founder Partners, with Common Units valued at $30 per unit, which would be subject to purchase price adjustments, as well as the terms of the $400 million earnout payment. The Board of Directors asked questions and discussed the growth opportunity, culture fit and ability to integrate the two businesses, as well as key open issues and work streams relating to negotiating the Transactions. Thereafter, the Board of Directors and the Executive Committee expressed their support for continued engagement towards reaching a deal.
From early May 2023 and until execution of the Transaction Agreement, representatives of TPG and AG Companies continued to negotiate outstanding terms of the Transaction Agreement, including with respect to the cash and equity mix of the earnout payment.
On May 12, 2023, the Board of Directors and the Executive Committee held a special meeting by video conference which was also attended by members of TPG management and representatives of Weil and Ardea. At the meeting, Messrs. Sisitsky and Evans presented an overview of the key terms of the Transaction Agreement and the related agreements and documents. Mr. Bradford Berenson (Partner and General Counsel of TPG) and representatives of Weil reviewed with the Board of Directors their fiduciary duties with respect to the proposed Transactions. Representatives of Ardea reviewed with the Board of Directors and the Executive Committee Ardea’s financial analysis of the Consideration that would form the basis upon which the Ardea Fairness Opinion would be rendered and presented a draft of the Ardea Fairness Opinion. Ardea noted that it would expect to deliver an opinion subject to Ardea’s review of the execution version of the Transaction Agreement. The Board of Directors asked questions related to the Transactions, including the earnout and consideration mix, and the strategic and operational control of the AG Companies post-Closing. Following deliberation, the Board of Directors and the Executive Committee expressed support towards finalizing the Transaction Agreement and related agreements.

Following the meeting, the Board of Directors and the Executive Committee executed a unanimous written consent that (i) approved the terms of the Transaction Agreement and the transactions contemplated thereby, including the Merger, and determined that the Issuance and the Charter Amendment are advisable and in the best interests of TPG and its stockholders; (ii) recommended that the TPG stockholders approve the Issuance in accordance with the applicable provisions of NASDAQ Listing Rule 5635(a); (iii) directed that the Issuance be submitted to TPG stockholders for their consideration and approval by written consent; (iv) approved, adopted and declared advisable the Charter Amendment; and (v) recommended that the stockholders of TPG approve and adopt the Charter Amendment by written consent in lieu of a meeting.
On May 14, 2023, the parties finalized the Transaction Agreement and representatives of Ardea rendered to representatives of the Board of Directors and the Executive Committee an oral opinion addressed to the Board of Directors, which was subsequently confirmed by delivery of the Ardea Fairness Opinion, that, as of such date and based upon and subject to various assumptions made, procedures followed, matters considered, and qualifications and limitations upon the review undertaken in preparing its opinion, the Consideration (as defined in the Ardea Fairness Opinion) to be paid by the TOG II for the Acquired Interests pursuant to the Transaction Agreement, dated as of May 14, 2023 (and not taking into account any subsequent amendments or modifications thereof) was fair from a financial point of view to TPG. Following the delivery of the oral opinion by Ardea, the parties executed the Transaction Agreement.
On May 15, 2023, the parties issued a press release announcing the Transactions.
On October 3, 2023, the parties executed the amendment to the Transaction Agreement, which principally reflected the parties’ agreed treatment of Essential Housing.
Recommendation and Reasons for the Transactions
In evaluating the Transaction Agreement and the Transactions, the Board of Directors and the Executive Committee consulted with TPG’s management and TPG’s legal and financial advisors. In reaching their determination that the Transaction Agreement and the Transactions, including the Merger, the Issuance and the Charter Amendment, are advisable and in the best interests of TPG and TPG stockholders, the Board of Directors and the Executive Committee considered a variety of factors, including the following (not necessarily in order of relative importance):
•that the Transactions mark a significant potential strategic diversification of TPG and in particular, a significant expansion into credit investing for TPG, while establishing additional levers to drive organic growth and further expanding the breadth, diversification and reach of the TPG platform;
•that the Transactions present an opportunity to broaden TPG’s real estate platform into new geographies and strategies that are complementary to TPG’s current real estate strategies, including potential geographic reach in Europe and Asia, sourcing capabilities and additional real estate strategies, including a net lease strategy;
•that the Transactions are expected to enable TPG to provide a broad spectrum of alternative solutions for clients, creating an even more compelling product offering for TPG’s limited partners, expanding alternative investment opportunities across a broad range of asset classes and return profiles that offer solutions for high growth channels, such as insurance, high net worth and retail, as well as institutional clients;
•the potential for TPG to create a broader client base from the attractive and complementary base of clients of the AG Companies, including long-standing clients across the AG Companies’ credit and real estate businesses and the substantial opportunity to expand and strengthen such client relationships across platforms;
•that the Transactions present significant opportunities to grow revenue and optimize and scale within the combined platform, including as a result of shared intellectual capital, industry, sector and investing expertise, broadened limited partner relationships and distribution channels, and the support of robust infrastructure;
•the strong strategic and cultural fit between TPG and the AG Companies, including shared focus on entrepreneurship, innovation and investment excellence and complementary global client bases;
•the potential for enhanced capital formation capabilities resulting from a more diversified product set;

•the business, operations, management, financial condition, earnings and prospects of the AG Companies, including the scaled and diversified capabilities of the AG Companies’ credit platform and the real estate strategies of the AG Companies’ real estate platform;
•the potential financially accretive benefits to TPG stockholders through the Transactions;
•the long-term alignment of TPG’s and the AG Companies’ interests to drive future value through the Transactions, including that AG Non-Founder Partners will generally receive consideration of which 85% will consist of Common Units that are subject to ongoing vesting criteria, coupled with opportunities for continued margin expansion;
•the business, operations, management, financial condition, earnings and prospects of TPG;
•the results of TPG management’s due diligence investigation of the AG Companies and the reputation, business practices and experience of AG Companies and their management;
•the potential of other strategic acquisitions available to TPG;
•the Board of Directors’ understanding of the current and future competitive environment in which TPG operates, the potential for consolidation in the sector and the likely effect of these factors on the business, operations, management, financial condition, earnings and prospects of TPG;
•the Board of Directors’ expectation that, upon completion of the Transactions, current TPG stockholders will continue to own approximately 85% (excluding potential settlement of RSUs, including RSUs to be issued in the AG RSU Amount) of the outstanding equity of the combined company upon Closing;
•the historical trading prices of Class A Shares;
•the financial analyses of Ardea presented to the Board of Directors and the Executive Committee and the oral opinion of Ardea addressed to the Board of Directors, which was subsequently confirmed in writing by delivery of the Ardea Fairness Opinion to the Board of Directors, that, as of the date of such opinion and based upon and subject to the assumptions made, procedures followed, matters considered, and qualifications and limitations upon the review undertaken by Ardea in preparing its opinion, the Consideration to be paid by TOG II for the Acquired Interests pursuant to the Transaction Agreement, dated as of May 14, 2023 (and not taking into account any subsequent amendments or modifications thereof), was fair from a financial point of view to TPG. For a description of the Ardea Fairness Opinion, see “Opinion of TPG’s Financial Advisor” below; and
•the review by the Board of Directors and the Executive Committee with TPG’s legal and financial advisors of the Transactions and the financial and other terms of the Transaction Agreement and the other transaction documents.
The Board of Directors and the Executive Committee also considered a number of uncertainties and risks in their deliberations, including the following (not necessarily in order of relative importance):
•uncertainty around the market value of the Common Units to be issued in the Common Unit Issuance, which will be issued assuming a value of $30.00 per unit, as adjusted for the Client Consent Percentage (as defined herein) per unit, rather than at the then-existing market value;
•the potential dilution associated with the Issuance;
•the risk that the potential benefits of the Transactions may not be fully or partially realized or at all, including that there can be no assurance that any particular amount of growth, scale or synergies will be achieved following Closing or as to the time frame in which they will be achieved;
•the risk that the Transactions might not be successfully completed on the terms or timetable currently contemplated or at all despite the parties’ efforts;

•the potential length of the regulatory approval process and the period of time during which the TPG Parties may be subject to certain restrictions under the Transaction Agreement;
•TPG’s commitments to take certain actions and agree to certain conditions in order to obtain required regulatory approvals;
•the fact that TPG expects to incur a number of non-recurring costs in connection with the Transactions even if the Closing does not ultimately occur;
•the challenges inherent in the combination of two businesses of the size, scope and complexity of TPG and the AG Companies, including the potential for unforeseen difficulties in integrating operations and systems and difficulties and costs of integrating or retaining employees and clients and maintaining business relationships;
•the risk of diverting TPG management focus and resources from other strategic opportunities and from operational matters, and the potential disruption of TPG management associated with the Transactions and integrating the AG Companies;
•the risk that governmental entities may impose conditions on TPG’s business post-Closing that may adversely affect the ability of TPG to realize the expected benefits of the Transactions; and
•the risk that certain employees of the AG Companies may not choose to remain with the combined company.
The Board of Directors and the Executive Committee determined that overall these potential risks and uncertainties are outweighed by the benefits that the Board of Directors expects to achieve for TPG stockholders as a result of the Transactions. The Board of Directors and the Executive Committee acknowledged that there can be no assurance about future results, including results considered or expected as disclosed in the foregoing reasons.
This discussion of the information and factors considered by the Board of Directors and the Executive Committee includes the principal positive and negative factors, but is not intended to be exhaustive and may not include all of the factors considered by the Board of Directors and the Executive Committee. In view of the wide variety of factors considered in connection with their evaluation of the Transactions, and the complexity of these matters, the Board of Directors and the Executive Committee did not find it useful and did not attempt to rank, quantify or assign any relative or specific weights to the various factors that it considered in reaching their determination to approve the Transaction Agreement and the transactions contemplated thereby and to make the recommendation to TPG stockholders contained in this Information Statement. Rather, the Board of Directors and the Executive Committee viewed their decision as being based on the totality of the information presented to them and the factors they considered. In addition, individual members of the Board of Directors and the Executive Committee may have given differing weights to different factors.
It should be noted that this explanation of the reasoning of the Board of Directors and the Executive Committee and certain information presented in this section is forward-looking in nature and, therefore, that information should be read in light of the factors discussed in the section “Cautionary Note Concerning Forward-Looking Statements” above.
Effect of the Transactions on Existing Stockholders
The Issuance will dilute the ownership percentage and voting interests of our current stockholders in our earnings, if any, voting power and market capitalization.
Opinion of TPG’s Financial Advisor
Ardea rendered its oral opinion, addressed to the Board of Directors and subsequently confirmed in writing by delivery of the Ardea Fairness Opinion, that, as of the date of such opinion and based upon and subject to the factors and assumptions set forth therein, the Consideration to be paid by TOG II for the Acquired Interests pursuant to the Transaction Agreement was fair from a financial point of view to TPG.
The full text of the Ardea Fairness Opinion, which sets forth the assumptions made, procedures followed, matters considered and qualifications and limitations on the review undertaken in connection with the opinion, is attached to this Information Statement as Annex F. The summary of the Ardea Fairness Opinion contained in this Information Statement is qualified in its entirety by reference to the full text of the Ardea Fairness Opinion. Ardea provided advisory services and its opinion for the information and assistance of the Board of Directors in connection with its consideration of the Transactions. Ardea’s opinion is not a recommendation as to how any TPG stockholders should vote, consent or act with respect to the Transactions or any other matter.
In connection with rendering the opinion described above and performing its related financial analyses, Ardea reviewed, among other things:
•the Transaction Agreement, dated as of May 14, 2023 (and not taking into account any amendments or modifications thereof (references to the “Transaction Agreement” in this section entitled “—Opinion of TPG’s Financial Advisor” and in descriptions elsewhere in this document of Ardea’s opinion refer solely to such version of the Transaction Agreement));
•TPG’s Registration Statement on Form S-1, including the prospectus contained therein, dated January 12, 2022, relating to the initial public offering of Class A Shares;
•annual reports to stockholders and Annual Reports on Form 10‑K of TPG for the two fiscal years ended December 31, 2022;
•certain interim reports to stockholders and Quarterly Reports on Form 10-Q of TPG;
•certain other communications from TPG to TPG stockholders;
•certain publicly available research analyst reports for TPG;
•certain audited financial statements of the AG Companies for the two fiscal years ended December 31, 2021 and certain unaudited financial statements of the AG Companies for the period ended December 31, 2022;
•certain internal financial analyses and forecasts for the AG Company Group Entities and the AG Company Funds, in each case, as prepared by TPG’s management and approved for Ardea’s use by TPG (collectively referred to as the “Forecasts”); and
•certain estimates as to the number of RSUs, the aggregate amount of the Earnout Payment (the “Earnout Amount”) and the sum of the Common Units to be issued at the Closing pursuant to the Transaction Agreement with respect to all of the AG Partners, in each case as prepared by TPG’s management and approved for Ardea’s use by TPG (collectively, the “Transaction Estimates”).
Ardea also held discussions with members of TPG’s senior management regarding their assessment of the strategic rationale for, and the potential benefits of, the Transactions and the past and current business operations, financial condition and future prospects of TPG, the AG Company Group Entities and the AG Company Funds; reviewed the reported price and trading activity for the Class A Shares; compared certain financial information for the AG Company Group Entities and the AG Company Funds and certain financial and stock market information for TPG with similar financial and stock market information for certain other companies, the securities of which are publicly traded; reviewed the financial terms of certain recent business combinations in the alternative asset management industry and in other industries; and performed such other studies and analyses, and considered such other factors, as Ardea deemed appropriate.
For purposes of providing its advisory services and rendering the Ardea Fairness Opinion, Ardea, with TPG’s consent, relied upon and assumed the accuracy and completeness of all of the financial, legal, regulatory, tax, accounting and other information provided to, discussed with or reviewed by Ardea, without assuming any responsibility for independent verification thereof. In that regard, Ardea assumed with TPG’s consent that the Forecasts and the Transaction Estimates were reasonably prepared on a basis reflecting the best currently available estimates and judgments of the management of TPG. In addition, at the direction of TPG, Ardea assumed, for the purposes of rendering the Ardea Fairness Opinion, that each Common Unit and each RSU had a value of $30.00. Furthermore, Ardea noted that the Transaction Agreement provided for the amounts payable by TOG II to be subject to adjustments including adjustments contained in the definitions in the Transaction Agreement of “Alabama Partner Closing Cash Amount,” “Alabama Partner Closing Common Unit Amount,” “Alabama RSU Amount,” “Total Cash Consideration” and “Total Closing Cash Consideration” in Sections 2.4, 2.6, 2.7 and 11.13(f) of the Transaction Agreement and/or based on the Adjustment Escrow Amount (as defined in the Transaction Agreement), the Aggregate Annual Cash Holdback Amount, the API Representative Reserve

Amount (as defined in the Transaction Agreement), the Balance Sheet Adjustment Amount (as defined in the Transaction Agreement), the Client Consent Adjustment Factor (as defined in the Transaction Agreement), the Earnout Amount and the Founder Payment Amount (as defined below in the section entitled “The Transaction Agreement and Related Agreements—Amounts Payable”). At the direction of TPG, Ardea did not take into account, and did not express an opinion on, the issuance of Class B Shares or any of the foregoing adjustments other than the Aggregate Annual Cash Holdback Amount and the Earnout Amount, each of which, at TPG’s direction, Ardea assumed would be equal to the applicable amounts set forth in the Transaction Estimates (such adjustments, other than the Aggregate Annual Cash Holdback Amount and the Earnout Amount, the “Excluded Adjustments”). Ardea did not make an independent evaluation or appraisal of the assets and liabilities (including any contingent, derivative or other off-balance-sheet assets and liabilities) of TPG, the AG Company Group Entities, the AG Company Funds or any of their respective subsidiaries, and Ardea was not furnished with any such evaluation or appraisal. Ardea assumed that all governmental, regulatory or other consents and approvals necessary for the consummation of the Transactions will be obtained without any adverse effect on TPG, the AG Company Group Entities or the AG Company Funds or on the expected benefits of the Transactions in any way meaningful to Ardea’s analysis. Ardea also assumed that the Transactions will be consummated on the terms set forth in the Transaction Agreement, without the waiver or modification of any term or condition therein, the effect of which would be in any way meaningful to Ardea’s analysis.
The Ardea Fairness Opinion did not address the underlying business decision of TPG to engage in the Transactions or the relative merits of the Transactions as compared to any strategic alternatives that may be available to TPG; nor did it address any legal, regulatory, tax or accounting matters. The Ardea Fairness Opinion addressed only the fairness from a financial point of view to TPG, as of the date of such opinion, of the Consideration to be paid by TOG II for the Acquired Interests pursuant to the Transaction Agreement. The Ardea Fairness Opinion did not express any view on, and did not address, any other term or aspect of the Transaction Agreement or the Transactions or any term or aspect of any other agreement or instrument contemplated by the Transaction Agreement or entered into or amended in connection with the Transactions, including those certain related agreements contained in the definition of “Transaction Documents” in the Transaction Agreement and referred to in the Ardea Fairness Opinion (collectively, the “Ancillary Agreements”); any allocation of, or method of determining the allocation of, the Consideration; any issuance, transfer or exchange of the Class B Shares, the Excluded Adjustments; the Pre-Closing Reorganizations; the representation and warranty insurance policy obtained by TOG II in connection with the Transactions; and any ongoing or post-Closing rights or obligations of any of the parties to the Transaction Agreement or the Ancillary Agreements (including those set forth in Sections 6.11, 6.18, 6.29 and 10.2 through 10.7 of the Transaction Agreement).
In addition, Ardea’s opinion did not express any view on, and did not address, whether relative to the Consideration or otherwise, either (i) the fairness of the Transactions to, or any consideration received in connection therewith by, the holders of any class of securities, creditors, partners, officers, directors or employees of any of the TPG Parties, AG Founder Trust, the API Entities (together with AG Founder Trust, the “API Sellers”), the AG Company Group Entities, the AG Company Funds or other constituencies of any of the TPG Parties, the API Sellers, the AG Company Group Entities or the AG Company Funds; or (ii) the fairness of the amount or nature of any compensation to be paid or payable to any of the partners, officers, directors or employees of any of the TPG Parties, the API Sellers, the AG Company Group Entities or the AG Company Funds, or any class of such persons in connection with the Transactions. Ardea did not express any opinion as to the prices at which shares of TPG’s common stock or the Common Units will trade at any time; as to the potential effects of volatility in the credit, financial and stock markets on the Transactions or any of the TPG Parties, the API Sellers, the AG Company Group Entities or the AG Company Funds; as to the impact of the Transactions on the solvency or viability of any of the TPG Parties, the API Sellers, the AG Company Group Entities, the AG Company Funds or any other party to the Transaction Agreement or any of the Ancillary Agreements; or as to the ability of any of the TPG Parties, the API Sellers, the AG Company Group Entities, the AG Company Funds or any other party to the Transaction Agreement or any of the Ancillary Agreements to pay their respective obligations when they come due. Ardea’s opinion was necessarily based on economic, monetary, market and other conditions as in effect on, and the information made available to Ardea as of, the date of its opinion and Ardea assumes no responsibility for updating, revising or reaffirming its opinion based on circumstances, developments or events occurring after the date of the Ardea Fairness Opinion. Ardea’s advisory services and the opinions expressed in the Ardea Fairness Opinion were provided for the information and assistance of the Board of Directors in connection with its consideration of the Transactions and the Ardea Fairness Opinion does not constitute a recommendation as to how any TPG stockholder should vote, consent or act with respect to the Transactions or any other matter. Ardea’s opinion was approved by a fairness committee of Ardea.

Summary of Ardea Financial Analysis
The following is a summary of the material financial analyses delivered by Ardea to the Board of Directors in connection with rendering the opinion described above. The following summary, however, does not purport to be a complete description of the financial analyses performed by Ardea, nor does the order of analyses described represent relative importance or weight given to those analyses by Ardea. Some of the summaries of the financial analyses include information presented in tabular format. The tables must be read together with the full text of each summary and are alone not a complete description of Ardea’ financial analyses. Except as otherwise noted, the following quantitative information, to the extent that it is based on market data, is based on market data as it existed on or before May 5, 2023 and is not necessarily indicative of current market conditions.
Implied Enterprise Value of the AG Company Group Entities
Using the Forecasts and Transaction Estimates and following the direction of TPG, Ardea calculated the implied enterprise value (“EV”) for the Transactions by first, adding $163,000,000 (the approximate net present value of the Earnout Amount as of December 31, 2022, which calculation is described below) to $3,000,000,000 (representing (i) the cash, including the Aggregate Annual Cash Holdback Amount; (ii) the Common Units; and (iii) the RSUs, including RSUs allocated to future employees of the AG Company Group Entities, to be paid as consideration) to arrive at an implied equity value of approximately $3,163,000,000; and then, deducting approximately $164,000,000 of net cash from the implied equity value to arrive at an implied EV of approximately $2,999,000,000.
Calculation of the Net Present Value of the Earnout Amount
At the direction of management of TPG, Ardea used fiscal year 2026 (“2026E”) as the measurement year for the purposes of calculating the estimated Earnout Amount. Using the Forecasts, Ardea calculated the 2026E Earnout Amount, and applied an end-of-year discounting convention and a discount rate of 14.25%, which is the midpoint of discount rates Ardea used in its discounted cash flow analysis (see “—Discounted Cash Flow Analysis” below), to discount the 2026E Earnout Amount to its net present value, as of December 31, 2022, to arrive at an amount equal to approximately $163,000,000.
Discounted Cash Flow Analysis
Using the Forecasts, Ardea conducted a discounted cash flow analysis to derive a range of implied EVs for the AG Company Group Entities on a standalone basis.
Using a mid-year discounting convention and discount rates ranging from 13.50% to 15.00%, reflecting estimates of the AG Company Group Entities’ cost of equity, on a standalone basis, Ardea derived a range of implied EVs for the AG Company Group Entities, by discounting to present value as of December 31, 2022 (i) estimates of the free cash flows of the AG Company Group Entities for the fiscal years 2023 (“2023E”) through 2027 (“2027E”) based on the Forecasts; and (ii) a range of implied terminal EVs of the AG Company Group Entities, calculated by Ardea using perpetuity growth rates of 2.50% to 3.50%, which analysis implied after-tax distributable earnings (“A-T DE”) multiples for the fiscal year 2024 (“2024E”) ranging from 11.1x to 13.9x. This analysis implied a range of implied EVs for the AG Company Group Entities of approximately $2,442,000,000 to $3,092,000,000.
The range of discount rates was derived by Ardea based on its professional judgment and by application of the Capital Asset Pricing Model, which takes into account certain company-specific inputs, including the AG Company Group Entities’ target capital structure weightings, the cost of long-term debt, applicable marginal cash tax rate and a beta for the company, as well as certain financial metrics for the U.S. financial markets generally. The range of perpetuity growth rates was derived by Ardea utilizing its professional judgment and experience, taking into account the Forecasts and market expectations regarding long-term real growth of gross domestic product and inflation.

Selected Transactions Analysis
Ardea reviewed and analyzed, to the extent publicly available, certain financial information relating to several transactions (the “Selected Transactions”) that Ardea, based on its experience and professional judgment, deemed relevant to consider in relation to the Transactions.
While none of the target companies that participated in the Selected Transactions are directly comparable to the AG Company Group Entities and none of the Selected Transactions are directly comparable to the Transactions, Ardea selected such transactions because the transaction terms and financial results of the Selected Transactions are publicly available and each of the target companies in the Selected Transactions had operations and businesses in the alternative asset management industry, which, for the purposes of Ardea’s analysis, may be considered sufficiently similar to those of the AG Company Group Entities based on business sector participation, operational characteristics and financial metrics. The reasons for and the circumstances surrounding each of the Selected Transactions analyzed were diverse and there are inherent differences in the business, operational and/or financial conditions and prospects of the AG Company Group Entities and the target companies included in the Selected Transactions analysis. The analyses necessarily involve complex considerations and judgments concerning differences in financial and operational characteristics of the companies involved and other factors that could affect the target companies involved in the Selected Transactions differently than they would affect the AG Company Group Entities.
Using publicly available information and Wall Street research analyst estimates as of May 5, 2023, for each of the Selected Transactions, Ardea calculated the implied EV of the applicable target company, based on the consideration paid in the Selected Transaction, as a multiple of the target company’s earnings before interest, taxes, depreciation and amortization (“EBITDA”, and such multiple in the table below, the “EV/EBITDA Transaction Multiple”).
The following table presents the results of this analysis:

Announcement Date	Selected Transactions		EV/EBITDA Transaction Multiple
	Acquiror	Target
March 2019	Brookfield Asset Management, Inc.	Oaktree Capital Group, LLC	11.5x (1)
December 2018	Sun Life Financial Inc.	BentallGreenOak	12.0x (2)
January 2016	Legg Mason Inc.	Clarion Partners	9.5x (3)
___________________
(1)Based on Wall Street research analyst consensus estimate FY+1 EBITDA multiple.
(2)Based on Sun Life Financial Inc.’s management-stated estimated EBITDA multiple for 2019.
(3)Based on Legg Mason Inc.’s management-stated first year from close of transaction forward EBITDA multiple.
Selected Companies Analysis
Ardea reviewed and analyzed certain financial information of the AG Company Group Entities and compared it to corresponding financial information of certain publicly traded companies (the “Selected Companies,” and each, a “Selected Company”) that Ardea deemed comparable, based on its experience and professional judgment, to the AG Company Group Entities.
The Selected Companies were selected, among other reasons, because they are publicly traded companies with operations and businesses in the alternative asset management industry, which, for the purposes of Ardea’s analysis, may be considered sufficiently similar to those of the AG Company Group Entities based on business sector participation, operational characteristics and financial metrics. However, none of the Selected Companies reviewed is identical to AG Company Group Entities and certain of these Selected Companies have financial and operating characteristics that are materially different from those of the AG Company Group Entities.

The Selected Companies were:
•Blackstone Inc.;
•KKR & Co. Inc.;
•Brookfield Asset Management, Inc.;
•Apollo Global Management Inc.;
•Ares Management Corporation;
•Blue Owl Capital, Inc.; and
•Carlyle Group Inc.
Using the publicly available information and the Wall Street analyst consensus estimates as of May 5, 2023, for each of the Selected Companies, Ardea reviewed and calculated the following multiples.
•EV / 2023E EBITDA, which is defined as the EV divided by the 2023E EBITDA;
•EV / 2024E EBITDA, which is defined as the EV divided by the 2024E EBITDA;
•P / 2023E A-T DE, which is defined as the per share closing price on May 5, 2023 divided by the 2023E A-T DE per share; and
•P / 2024E A-T DE, which is defined as the per share closing price on May 5, 2023 divided by the 2024E A-T DE per share.
For the purposes of this analysis, and using publicly available data sources and Wall Street research analyst consensus estimates as of May 5, 2023, Ardea calculated the EV of each Selected Company by summing (i) the market value of its fully diluted equity, using the closing stock price as of May 5, 2023; plus (ii) net debt (equal to total debt plus preferred equity minus cash and cash equivalents); plus (iii) non-controlling interest; minus (iv) net accrued performance revenues.
The P / 2023E A-T DE, P / 2024E A-T DE, EV / 2023E EBITDA and EV / 2024E EBITDA multiples for each Selected Company are set forth in the table below:

Selected Company	P / 2023E A-T DE	P / 2024E A-T DE	EV / 2023E EBITDA	EV / 2024E EBITDA
Blackstone Inc. (1)	18.6x	13.9x	14.3x	10.2x
KKR & Co. Inc. (2)	13.9x	10.5x	12.2x	9.3x
Brookfield Asset Management, Inc. (2)	24.1x	20.3x	19.5x	15.9x
Apollo Global Management Inc. (2)	9.4x	8.2x	8.0x	6.9x
Ares Management Corporation (1)	21.6x	16.2x	20.1x	17.6x
Blue Owl Capital, Inc. (1)	15.6x	12.4x	16.5x	12.6x
Carlyle Group Inc. (1)	9.1x	6.4x	6.4x	4.2x
____________________
(1)Financial data as of Q1 2023.
(2)Financial data as of Q4 2022.

Using the results of the analysis above, Ardea calculated the 25th percentile, mean, median and 75th percentile of the P / 2023E A-T DE, P / 2024E A-T DE, EV / 2023E EBITDA and EV / 2024E EBITDA multiples of the Selected Companies, which results are set forth in the table below:

	P / 2023E A-T DE	P / 2024E A-T DE	EV / 2023E EBITDA	EV / 2024E EBITDA
25%	11.7x	9.3x	10.1x	8.1x
Mean	16.1x	12.6x	13.9x	11.0x
Median	15.6x	12.4x	14.3x	10.2x
75%	20.1x	15.0x	18.0x	14.2x
General
The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. Selecting portions of the analyses or of the summary set forth above, without considering the analyses as a whole, could create an incomplete view of the processes underlying Ardea’s opinion. In arriving at its fairness determination, Ardea considered the results of all of its analyses and did not attribute any particular weight to any factor or analysis considered by it. Rather, Ardea made its determination as to fairness on the basis of its experience and professional judgment after considering the results of all of its analyses. No company or transaction used in the above analyses as a comparison is directly comparable to TPG or the AG Company Group Entities or the Transactions.
Ardea prepared these analyses for purposes of providing its opinion to the Board of Directors as to the fairness of the Consideration to be paid by TOG II for the Acquired Interests pursuant to the Transaction Agreement from a financial point of view to TPG. These analyses do not purport to be appraisals nor do they necessarily reflect the prices at which businesses or securities actually may be sold. Analyses based upon forecasts of future results are not necessarily indicative of actual future results, which may be significantly more or less favorable than suggested by these analyses. Because these analyses are inherently subject to uncertainty, being based upon numerous factors or events beyond the control of the parties or their respective advisors, none of TPG, the API Sellers, the AG Company Group Entities, Ardea or any other person assumes responsibility if future results are materially different from those forecasted.
The aggregate amount payable under the Transaction Agreement was determined through arm’s-length negotiations between TPG and the API Sellers and was approved by the Board of Directors and the Executive Committee. Ardea provided advice to TPG during these negotiations. Ardea did not, however, recommend any specific consideration to TPG, the Board of Directors or the Executive Committee or that any specific amount of consideration constituted the only appropriate consideration for the Transactions.
As described above, Ardea’s opinion to the Board of Directors was one of many factors taken into consideration by the Board of Directors and the Executive Committee in making their determination to approve the Transaction Agreement. The foregoing summary does not purport to be a complete description of the analyses performed by Ardea in connection with the fairness opinion and is qualified in its entirety by reference to the Ardea Fairness Opinion.
Ardea is engaged in underwriting services, private placements of securities, merger and acquisition advisory services, investment banking and other financial and non-financial activities and services for various persons and entities. Ardea and its employees and affiliates, and funds or other entities they manage or in which they invest or have other economic interests or with which they co-invest, may at any time purchase, sell, hold or vote long or short positions and investments in securities, derivatives, loans, commodities, currencies, credit default swaps and other financial instruments of the TPG Parties, the AG Partners, the API Sellers, the API Representative, the AG Company Group Entities, the AG Company Funds, the individuals or entities listed on Annex B and Annex C of the Transaction Agreement and any of their respective affiliates, portfolio companies and third parties, or any currency or commodity that may be involved in the Transactions. Ardea has acted as financial advisor to TPG in connection with, and has participated in certain of the negotiations leading to, the Transactions. Ardea has provided certain investment banking services to TPG and/or its affiliates and portfolio companies from time to time for which Ardea has received, and may receive, compensation, including having acted as a financial advisor to TPG in connection with the initial public offering of Class A Shares in January 2022. During the two-year period ended May 15, 2023, Ardea recognized compensation for investment banking services provided to TPG and/or its affiliates and portfolio companies of approximately $3,500,000. During the two-year period ended May 15, 2023, Ardea was not engaged by the API Sellers, the AG Company Group Entities or any of their affiliates, and/or as applicable, portfolio companies for which Ardea has recognized compensation. In the future, Ardea may provide investment banking services to the TPG Parties, the API Sellers, the AG Company Group Entities, the AG Company Funds, and their respective affiliates and portfolio companies, for which Ardea may receive compensation. Affiliates of Ardea also may have co-invested with the TPG Parties, the API Sellers, the AG Company Group Entities, the AG Company Funds and any of their respective affiliates from time to time, and also may have invested in limited partnership units of affiliates of the TPG Parties, the API Sellers, the AG Company Group Entities or the AG Company Funds from time to time and may do so in the future.
The Board of Directors selected Ardea as its financial advisor because it is an internationally recognized investment banking firm that has substantial experience in transactions similar to the Transactions. Pursuant to the Engagement Letter, TPG engaged Ardea to act as its financial advisor in connection with the Transactions. The Engagement Letter provides for a transaction fee of $16,000,000, all of which is payable following and subject to consummation of the Transactions. In addition, TPG has agreed to reimburse certain of Ardea’s expenses arising, and indemnify Ardea against certain liabilities that may arise, out of Ardea’s engagement.
Financing of the Transactions
The Transactions are not subject to a financing condition. TPG expects to fund the cash consideration for the Transactions by drawing $470.0 million under its Senior Unsecured Revolving Credit Facility and paying the remainder with cash on hand.
On September 26, 2023, TOG I, TOG II, TOG III and Holdings II Sub, each as co-borrowers, entered into an amendment and restatement of the Senior Unsecured Revolving Credit Facility to, among other things, (i) extend the maturity date of the revolving credit facility from July 15, 2027 to September 26, 2028; (ii) increase the aggregate revolving commitments thereunder from $700 million to $1.2 billion; (iii) provide for additional flexibility with respect to internal reorganizations; and (iv) provide for certain limited condition availability provisions, and other adjustments, in connection with the Transactions.
On September 26, 2023, TOG II, as borrower, and TOG I, Holdings II Sub and TOG III, each as guarantors, entered into an amendment and restatement of the Senior Unsecured Term Loan Agreement to, among other things, (i) extend the maturity date of the term credit facility from December 2, 2024 to March 31, 2026; (ii) provide for additional flexibility with respect to internal reorganizations; and (iii) provide for certain other adjustments in connection with the Transactions.
TPG elected to proactively secure these changes to the Senior Unsecured Revolving Credit Facility and Senior Unsecured Term Loan Agreement to provide additional financial flexibility and bolster its liquidity position in anticipation of the consummation of the Transactions.
Material United States Federal Income Tax Consequences of the Transactions
It is expected that the Transactions will not result in any material U.S. federal income tax consequences to holders of Class A Shares.
Accounting Treatment
TPG prepares its financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Transactions will be accounted for as a business combination using the acquisition method of accounting, with TPG treated as the acquirer for financial reporting purposes. The preliminary allocation of the total amounts payable in the Transactions is based upon management’s estimates of and assumptions related to the fair value of assets acquired and liabilities assumed. Angelo Gordon’s operating results will be consolidated in TPG’s financial statements beginning on the Closing Date. For combined financial information giving effect to the Transactions, see “Unaudited Pro Forma Condensed Consolidated Financial Information.”

Regulatory Approvals
Each of the parties has agreed to, if required by law, within 20 business days following the date of the Transaction Agreement, file or supply all notifications and information required to be filed or supplied pursuant to the HSR Act in connection with the Transactions.
Each of the parties has agreed to, as promptly as practicable following the date of the Transaction Agreement, make all other filings and submissions under antitrust law or other law applicable to the TPG Parties, AG Companies, API Entities or to their subsidiaries and affiliates, as may be required to consummate the Transactions, and use reasonable best efforts (which will not require any payment or concession to any person in connection with obtaining such person’s consent) to obtain all other authorizations, approvals, consents and waivers from all persons or governmental authorities as is necessary to consummate the Transactions. These approvals include antitrust approvals under the laws of certain other jurisdictions and written consents from the SFC in Hong Kong and the FCA in the United Kingdom.
HSR Act and U.S. Antitrust Matters
The Closing is conditioned upon all required filings under the HSR Act having been made and the termination or expiration of all applicable waiting periods (and any extensions) thereunder. A transaction notifiable under the HSR Act may not be completed until the expiration or termination of a 30-day waiting period following the parties’ filings of their HSR Act notification and report forms. If the FTC or the DOJ issues a request for additional information and documentary materials (the “Second Request”) prior to the expiration of the initial waiting period, the parties must observe a second 30-day waiting period, which would begin to run only after the parties have substantially complied with the Second Request, unless the waiting period is terminated earlier or the parties otherwise agree to extend the waiting period. The parties made the required filings with the FTC and the DOJ on June 8, 2023, and the initial 30-day waiting period expired at 11:59 p.m. Eastern time on July 10, 2023.
At any time before or after consummation of the Transactions, notwithstanding the termination or expiration of the waiting period under the HSR Act, the FTC or the DOJ could take such action under the antitrust laws as it deems necessary or desirable in the public interest, including seeking to enjoin the completion of the Transactions, seeking divestiture of substantial assets of the parties, or requiring the parties to license or hold separate assets or terminate existing relationships and contractual rights. At any time before or after the completion of the Transactions, any state could take such action under the antitrust laws as it deems necessary or desirable in the public interest. Such action could include seeking to enjoin the completion of the Transactions or seeking divestiture of substantial assets of the parties. Private parties may also seek to take legal action under the antitrust laws under certain circumstances. We cannot be certain that a challenge to the Transactions will not be made or that, if a challenge is made, we will prevail.
Other Antitrust Clearances
The Closing is conditioned upon all required filings under the Dutch Competition Act (1997), as amended, the Act Against Restraints of Competition in Germany, the Monopoly Regulation and Fair Trade Act in Korea, and to the extent applicable, certain other jurisdictions, having been made and the termination or expiration of all applicable waiting periods (and any extensions thereof) thereunder. The parties made the required filing with the Federal Cartel Office under the Act Against Restraints of Competition in Germany on June 28, 2023, and received clearance on July 5, 2023. The parties made the required filing with the Authority for Consumers and Markets under the Dutch Competition Act (1997), as amended, on June 30, 2023, and received clearance on July 19, 2023. The parties made the required filing with the Korea Fair Trade Commission under the Monopoly Regulation and Fair Trade Act in Korea on August 10, 2023, and received clearance on September 22, 2023.

Financial Conduct Authority
The Closing is conditioned upon the receipt of written consent from the FCA. Section 178 of the FSMA requires TPG (and any other potential controllers, including relevant affiliates of TPG, to the extent required) to apply for pre-approval from the FCA before acquiring control of AG Europe, a wholly owned subsidiary of AG OpCo, that is authorized and regulated by the FCA. In addition, Section 191D of the FSMA obliges any person with an existing threshold interest in AG Europe to give the FCA prior notice if, as a result of the transaction, their holding would fall below certain thresholds. This obligation requires a notification only, and FCA pre-approval is not required to dispose of control. Any failure by an existing controller to give such prior notice of an intended reduction in their holding below specific thresholds is also a criminal offense. Finally, under the FCA’s rules, a failure by AG Europe to make its own notification to the FCA of the proposed change in control could result in FCA action being taken against it. This obligation requires a notification only, and AG Europe does not separately need to obtain FCA pre-approval. The proposed incoming controllers submitted their application to the FCA for pre-approval on June 21, 2023. The FCA approved the application on September 1, 2023 (and such approval will remain valid until November 23, 2023 absent extensions from the FCA).
Securities & Futures Commission
The Closing is conditioned upon the receipt of written consent from the SFC in Hong Kong. Pursuant to the Transaction Agreement, TPG must obtain consent from the SFC for certain TPG entities and individuals to become substantial shareholders, as defined under the SFO, of AG Hong Kong, a subsidiary of AG OpCo, as contemplated under the Transaction Agreement by filing the new substantial shareholder applications and information on TPG specified under section 402 of the SFO together with any other information required by the SFC. The new substantial shareholder applications were filed by TPG on July 26, 2023, and consent was obtained on October 9, 2023.
No Vote Required in Connection with the Transactions
No further vote or consent of the interest holders of the API Entities, AG Founder Trust, AG Company Group Entities (as defined herein) or of our stockholders is required to consummate the Transactions.
No Appraisal Rights in Connection with the Transactions
The DGCL does not provide dissenters’ rights of appraisal to our stockholders in connection with the matters discussed in this Information Statement.

THE TRANSACTION AGREEMENT AND RELATED AGREEMENTS
Explanatory Note Regarding the Transaction Agreement
This section describes the material terms of the Transaction Agreement and related agreements. The description in this section and elsewhere in this Information Statement is qualified in its entirety by reference to the complete text of the Transaction Agreement, which is incorporated by reference herein. This summary does not purport to be complete and may not contain all of the information about the Transaction Agreement or related agreements that is important to you. We encourage you to read the full text of the Transaction Agreement attached as Annex A, the A&R Investor Rights Agreement attached as Annex B, the A&R Exchange Agreement attached as Annex C and the A&R Tax Receivable Agreement attached as Annex D, carefully. This section is not intended to provide you with any factual information about us. Such information can be found elsewhere in this Information Statement and in our filings with the SEC. See “Where You Can Find More Information” below.
The representations, warranties and covenants made in the Transaction Agreement by the parties thereto are qualified and subject to important limitations agreed to by the contracting parties in connection with negotiating the terms of the Transaction Agreement. The representations and warranties may also be subject to a contractual standard of materiality different from those generally applicable to stockholders and in some cases are modified in important part by the underlying confidential disclosure schedules, which are not publicly filed, or by our public reports filed with the SEC. In particular, the representations and warranties contained in the Transaction Agreement were negotiated with the principal purposes of establishing the circumstances under which a party to the Transaction Agreement may have the right not to close the Transactions if the representations and warranties of the other party prove to be untrue and allocating contractual risk between the parties to the Transaction Agreement, rather than establishing matters as facts. Moreover, information concerning the subject matter of the representations and warranties, which do not purport to be accurate as of the date of this Information Statement, may have changed since the date of the Transaction Agreement and subsequent developments or new information qualifying a representation or warranty may not have been included in this Information Statement.
The Transactions
Pursuant to the Transaction Agreement and the other transaction documents, and subject to the terms and conditions contained therein, TOG II has agreed to acquire all of the outstanding limited partnership interests in AG OpCo and AG CarryCo, as well as all the outstanding limited liability company interests in the API GP and limited partnership interests in API, and:
•TPG, TOG II and TPG GP will effectuate the Pre-Closing TPG Transactions, following which all outstanding limited partnership interests in TOG I and TOG III will be directly or indirectly held by TOG II;
•the API Entities, API, AG OpCo, AG CarryCo and AG Founder Trust will effectuate the Pre-Closing AG Transactions, following which all outstanding limited partnership interests in Angelo Gordon will be held by the API Entities and API;
•following the Pre-Closing Reorganizations, TOG II will acquire, directly or indirectly, from the API Entities, all of the outstanding limited partnership interests in AG OpCo and AG CarryCo that are held by the API Entities; and
•thereafter, among other things, (i) AG Founder Partners will each sell a portion of their interest in API to TOG II, (ii) in accordance with the Delaware Revised Uniform Limited Partnership Act, API will merge with and into TOG II, and upon consummation of the Merger, API will cease to exist as a separate legal entity, and TOG II will continue as the surviving partnership and (iii) TOG II will acquire from the API GP Managing Members all of the outstanding limited liability company interests in API GP.

Closing; Effective Time of the Merger
The Transaction Agreement provides that, unless another date is agreed to in writing by the API Representative and TOG II, the Closing will take place on the first business day of the calendar month occurring at least two business days after the first date on which all of the conditions to the Closing are satisfied or waived (other than those conditions which, by their terms, are to be satisfied or waived at the Closing, but subject to the satisfaction or waiver of such conditions). The date on which the Closing actually takes place is referred to in this Information Statement as the “Closing Date.”
At the Closing, TOG II and the API Representative will file a certificate of merger with the Secretary of State of the State of Delaware. The Merger will become effective at the Effective Time.
Amounts Payable
The aggregate amount payable in connection with the Transactions, including the Merger will consist of (i) an estimated $709.4 million in cash (based on an assumed level of net cash and current assets of the AG Companies as of the date of this Information Statement), subject to certain adjustments; (ii) up to 62.5 million Common Units (and an equal number of Class B Shares) and RSUs that, subject to the terms and conditions of the RSUs, will settle in Class A Shares, in each case, subject to certain adjustments set forth in the Transaction Agreement; (iii) rights to the Aggregate Annual Cash Holdback Amount; and (iv) rights to the Earnout Payment.
The aggregate amounts payable (excluding the Earnout Payment) consists of:
•to each AG Partner:
•an amount of cash (which will account for 90% of each AG Founder Partner’s consideration and will generally account for 15% of each AG Non-Founder Partner’s consideration), calculated based on such AG Partner’s ownership percentage of $3,000,000,000, subject to (i) adjustment for the Client Consent Percentage obtained by the AG Companies; (ii) certain adjustments relating to the balance sheets, transaction expenses and indebtedness of the AG Companies; and (iii) solely in respect of AG Non-Founder Partners, reduction for the AG RSU Amount, the Aggregate Annual Cash Holdback Amount and the Founder Payment Amount (in each case, as further described below); and
•a number of Common Units (which will account for 10% of each AG Founder Partner’s consideration and generally account for 85% of each AG Non-Founder Partner’s consideration) and an equal number of Class B Shares (in each case, to be issued to and held by Founder Holdings A or Founder Holdings G, as applicable, on such AG Partner’s behalf), calculated based on a deemed value of $30.00 per unit and such AG Partner’s ownership percentage of $3,000,000,000, subject to adjustment for (i) the Client Consent Percentage obtained by the AG Companies and (ii) solely in respect of AG Non-Founder Partners, reduction for the AG RSU Amount, the Aggregate Annual Cash Holdback Amount and the Founder Payment Amount.
•to the AG Non-Founder Partners, an amount of cash payable in up to three payments of up to $50,000,000 each, in the aggregate reflecting the Aggregate Annual Cash Holdback Amount, calculated based on the amount of certain performance fees of the AG Companies received during each of the calendar years 2024, 2025 and 2026.
•to continuing employees of the AG Companies, RSUs with a value between $150,000,000 and $250,000,000 (the “AG RSU Amount”), calculated based on a deemed value of $30.00 per unit.
•to the AG Founder Partners, a cash amount payable of $39,398,566 (the “Founder Payment Amount”).
•to the API GP Managing Members, cash consideration of $100.

New API II, Founder Holdings A and Founder Holdings G will be entitled to an Earnout Payment subject to the satisfaction of certain fee-related revenue targets during the period beginning on January 1, 2026 and ending on December 31, 2026. In particular, if the aggregate amount of certain fee-related revenues, net of any discounts, offsets (but including the fee that generated any such offset), expense reimbursements, fee shares, profit shares or similar arrangements of certain clients of the AG Companies:
•is less than or equal to $677,000,000, no Earnout Payment is payable;
•is between $677,000,000 and $807,000,000, an Earnout Payment calculated as a portion of $400,000,000, and based on the amount by which such fee-related revenues of the AG Companies exceeds $677,000,000, is payable; and
•is equal to or greater than $807,000,000, an Earnout Payment of $400,000,000 is payable.
The Earnout Payment is payable, at TOG II’s election, subject to certain limitations, in cash, Common Units (and an equal number of Class B Shares) or a combination thereof.
The Class B Shares to be issued pursuant to the Transaction Agreement, including in connection with the Earnout Equity Payment, will be issued upon TPG’s Charter Amendment becoming effective or such other date on which TPG is permitted to (i) issue Common Units exchangeable pursuant to the A&R Exchange Agreement into Class A Shares in excess of 19.99% as required by NASDAQ Listing Rule 5635(a) and (ii) issue the Class B Stock issuable pursuant to the Transaction Agreement.
For additional information on the amounts payable, including updates, estimates and assumptions, see “Unaudited Pro Forma Condensed Combined Financial Information” below.
Representations and Warranties
The Transaction Agreement contains customary and, in certain cases, reciprocal representations and warranties by the API Entities, AG Companies, AG Founder Trust and the TPG Parties that are (i) subject to specified exceptions and qualifications contained in confidential disclosure schedules and (ii) qualified, in the case of certain representations and warranties by the TPG Parties, by certain information filed by TPG with the SEC, but excluding any risk factor disclosure or disclosure set forth in any forward-looking statements disclaimer or other general statements to the extent they are cautionary, predictive or forward-looking in nature.
The Transaction Agreement contains customary representations and warranties by the API Entities and, in more limited cases, AG Founder Trust, relating to, among other things:
•due organization, valid existence, good standing, requisite power and authority and due qualification to conduct business;
•effectiveness and absence of material violations of organizational documents;
•full power and authority to execute and deliver the Transaction Agreement and other transaction documents;
•absence of, as a result of execution, delivery or performance of the Transaction Agreement or other transaction document or the consummation of the Transactions, any (i) violation of law or permit; (ii) violation or material breach of any organizational document; (iii) required consents; (iv) violation or breach or conflict with or termination of or default under any material contract; or (v) any encumbrance upon properties or assets, subject to certain exceptions and limitations set forth in the Transaction Agreement;
•title to the outstanding limited partnership interests in AG OpCo and AG CarryCo and the limited partnership interests in the API;
•absence of certain liabilities;
•capital structure;

•compliance with laws;
•operations and business activity;
•absence of legal proceedings;
•brokers’ or finders’ fees payable in connection with the Transactions; and
•investment purpose, accredited investor and investment experience.
The Transaction Agreement contains customary representations by the AG Companies relating to, among other things:
•due organization, valid existence, good standing, requisite power and authority and due qualification to conduct business;
•effectiveness and absence of violations of organizational documents;
•capital structure;
•full power and authority to execute and deliver the Transaction Agreement and other transaction documents;
•consents and approvals required for the Transactions;
•absence of, as a result of the execution, delivery or performance of the Transaction Agreement or other transaction document or the consummation of the Transactions, any conflict with, material breach of, termination of, contravention or material default under, right of termination, payment, acceleration, vesting or cancellation of or creation of any encumbrance or loss of any material rights under (i) law or permit; (ii) any organizational documents; (iii) any material contracts; or (iv) any “key person” or “for cause” event (or similar concept) under any fund documentation;
•financial statements, disclosure controls and procedures;
•absence of undisclosed liabilities;
•absence of certain changes and conduct of business;
•title to assets;
•owned real property and certain real property leases;
•existence of and compliance with certain material contracts;
•legal proceedings and disputes with clients and investors;
•affiliate transactions and contracts;
•compliance with applicable laws and regulations and the holding of necessary permits or other authorizations;
•certain investment funds or other vehicles organized, sponsored, promoted, managed, controlled or advised by any of the AG Company Group Entities or any of their respective controlled affiliates (the “AG Company Funds”), including due organization, valid existence, good standing, requisite power and authority and due qualification to conduct business of such funds, material fund documentation relating to the AG Company Funds, client contracts funds, compliance of the AG Company Funds with the Investment Advisers Act of 1940 (the “Advisers Act”) and financial statements of the AG Company Funds;
•Employee Retirement Income Security Act of 1974 (“ERISA”) matters;

•tax matters;
•employee benefit plan and other employee matters;
•intellectual property, data privacy and data security matters;
•insurance matters;
•brokers’ or finders’ fees payable in connection with the Transactions; and
•labor and employment matters.
The Transaction Agreement contains a more limited set of representations by the TPG Parties relating to, among other things, the following:
•due organization, valid existence, good standing, requisite power and authority and due qualification to conduct business;
•full power and authority to execute and deliver the Transaction Agreement and other transaction documents;
•absence of, as a result of execution, delivery or performance of the Transaction Agreement or other transaction document or the consummation of the Transactions, any (i) violation of law or permit; (ii) violation or material breach of any organizational document; (iii) required consents; (iv) violation or breach under any material contract; or (v) encumbrance upon properties or assets, subject to certain exceptions and limitations set forth in the Transaction Agreement;
•investment purpose, accredited investor and investment experience;
•absence of legal proceedings;
•brokers’ or finders’ fees payable in connection with the Transactions;
•capitalization;
•issuance of Common Units and Class B Shares;
•subsidiaries;
•filing of SEC documents and financial statements, the absence of material misstatements or omissions in such filings and documents, and compliance of such filings with law;
•tax matters;
•employee benefits matters;
•labor and employment matters;
•intellectual property, data privacy and data security matters;
•no Acquiror Material Adverse Effect; and
•sufficiency of funds.
Many of the representations and warranties in the Transaction Agreement are qualified by a “materiality” or “material adverse effect” standard. That is, they will not be deemed to be untrue or incorrect unless their failure to be true or correct would be material to, or have a material adverse effect with respect to, the party making the representation or warranty.

For purposes of the Transaction Agreement, an “Acquiror Material Adverse Effect” means, with respect to the TPG Parties and an “Alabama Material Adverse Effect” means, with respect to the API Entities or the AG Companies, any change, fact, event, circumstance, effect, development, condition or occurrence (each, an “Effect”) which, individually or together with any other Effects, has had, or would reasonably be expected to have, a material adverse effect on (i) the condition (financial or otherwise), results of operations, assets, liabilities or business of the TPG Parties and their subsidiaries or the AG Companies and their subsidiaries (collectively, the “AG Company Group Entities”), as applicable, in either case taken as a whole or (ii) the ability of the TPG Parties, the API Entities, AG Founder Trust or the AG Companies, as applicable, to timely perform their respective obligations under the Transaction Agreement and the other transaction documents or that would materially impede, interfere with, hinder or delay the TPG Parties, or the API Entities, AG Founder Trust or the AG Companies, as applicable, from consummating the transactions contemplated by the Transaction Agreement and the other transaction documents, but excluding any Effect to the extent resulting from:
•Effects that generally affect the industries or segments in which the TPG Parties and their subsidiaries or the AG Company Group Entities, as applicable, principally operate (including legal and regulatory changes after the date of the Transaction Agreement);
•any national, international or any foreign or domestic regional economic, financial, social or political conditions or events in general, including the results of any primary or general elections, or any statements or other proclamations of public officials, or changes in policy related thereto;
•Effects affecting financial, credit or capital markets in the United States or in any other country or region in the world, including changes in interest rates or foreign exchange rates;
•Effects caused by or resulting from an outbreak or escalation of hostilities, acts of terrorism, cyber terrorism, military action, political instability or other national or international calamity, crisis or emergency, an act of God, flood, hurricane, earthquake, other natural disaster, pandemic, epidemic or disease outbreak (including COVID-19), or other nationally declared public health event, including the material worsening of any of the foregoing, or any COVID-19 actions or COVID-19 measures, or any law or order issued by a governmental authority, the Centers for Disease Control and Prevention or the World Health Organization providing for business closures, “sheltering-in-place,” curfews or other restrictions that relate to, or arise out of, any such public health event;
•Effects arising from changes occurring after the date of the Transaction Agreement in taxes, accounting principles or laws (or the interpretation thereof);
•Effects relating to the announcement of the execution of the Transaction Agreement or the transactions contemplated thereby (other than with respect to any representation that specifically addresses the effects of the transactions contemplated by the Transaction Agreement);
•the failure to meet any internal or industry business plans, estimates, expectations, forecasts, projections or budgets for any period (but not the Effects underlying such failure to the extent such Effects would otherwise constitute an Acquiror Material Adverse Effect or Alabama Material Adverse Effect, as applicable);
•any breach of the Transaction Agreement by any API Entity, AG Founder Trust, AG Company or the API Representative or TPG Party, as applicable; or
•solely with respect to an Acquiror Material Adverse Effect, any change in the market price or trading volume of TPG’s stock or the credit rating of TPG or any affiliate of TPG (but not the Effects underlying such change to the extent such Effects would otherwise constitute or contribute to an Acquiror Material Adverse Effect);
except, in the case of the first five bullets above, to the extent that the applicable party and its subsidiaries, taken as a whole, are materially disproportionately affected by such matters as compared to other, similarly situated participants in the industries and geographies in which such parties operate.

Conduct of the Business Prior to the Closing
AG Companies Conduct of Business Prior to the Closing
Between the date of the Transaction Agreement and through the earlier of the Closing Date and the termination of the Transaction Agreement, except as expressly contemplated by the Transaction Agreement or pursuant to any law, the AG Companies will, and will cause the AG Company Group Entities to, conduct their respective business and operations in the ordinary course of business consistent with past practice and use commercially reasonable efforts to maintain their assets, properties and goodwill and relationships with their customers, vendors, resellers, partners, contractors, key employees, material business relations and governmental authorities and, without the prior written consent of TOG II (which may not be unreasonably withheld), will not undertake any of the following actions with respect to any AG Company Group Entity, subject to certain exceptions and limitations contemplated by the Transaction Agreement:
•amending organizational documents;
•purchasing or redeeming equity interests other than in the ordinary course;
•making distributions or declaring dividends (other than tax distributions and distributions of carry made in the ordinary course consistent in nature and amount with past practice and certain qualified cash distributions);
•pledging or otherwise disposing of any equity in any other AG Company Group Entity;
•entering into any merger or acquisition transactions, joint ventures, strategic alliances, stockholders’ agreements or similar arrangements, other than joint ventures where only the AG Company Funds are party, ordinary course placement and distribution agreements or in connection with real estate investments where an AG Company Group Entity serves as a non-economic manager in the ordinary course of business;
•settling lawsuits for an amount in excess of $1,000,000 individually or $5,000,000 in the aggregate or in a manner that results in the imposition of material restrictions on any AG Company Group Entity;
•selling, transferring, assigning, pledging or otherwise subjecting to any encumbrance or disposing of any material properties, assets or liabilities, whether tangible or intangible;
•incurring, assuming or guaranteeing any indebtedness or amending the terms relating to any indebtedness, other than indebtedness incurred in the ordinary course of business and in accordance with the terms of the indebtedness documentation;
•making (or becoming obligated to make) any payment in respect of any “claw-back” or similar obligation;
•establishing, amending or terminating any employee benefits plan;
•changing any accounting principle;
•making capital expenditures in excess of $1,000,000 individually or $5,000,000 in the aggregate;
•changing material tax elections and other tax-related actions;
•conducting billing and cash management practices out of ordinary course;
•accelerating payment of management fees, performance fees, incentive fees, transaction fees or other similar fees;
•making loans;
•entering into any plan of merger, consolidation, reorganization, liquidation restructuring, recapitalization or dissolution or filing of a bankruptcy petition;
•materially amending or terminating material contracts or waiving compliance with material terms thereunder;

•waiving compliance with any contract between any current or former director, owner, officer or employee and any AG Company Group Entity with restrictive covenants in favor of any AG Company Group Entity that remain in effect;
•taking or omitting to take any action would result in a “key person” or “for cause” event (or similar concept) under any fund documentation;
•incurring deferred rent; and
•making material changes to or incurring any material violations under any policies under the Advisers Act.
In addition, from the date of the Transaction Agreement until the earlier of the Closing Date and the termination of the Transaction Agreement:
•the AG Companies agreed to reasonably cooperate with TOG II to provide information and/or take steps necessary to ensure compliance with ERISA Title I, Section 4975 of the code and any applicable similar law;
•except in the ordinary course of business, the AG Companies will not grant any interest in the management fees, performance fees, carried interest, transaction fees, accounts receivable or other similar fees or revenue streams in respect of the AG Company Funds, subject to certain exceptions; and
•except in the ordinary course of business, the AG Companies will not (i) unless permitted by the Transaction Agreement, hire or terminate any AG Partner; (ii) establish or amend any employee benefits plans or collective bargaining agreements; (iii) increase or grant compensation to individual service providers in excess of certain amounts or grant any loans, bonuses or change or control payments to any individual service provider; (iv) grant or modify awards under any employee benefits plans; or (v) loan money to former member, director, officer, employee or individual service provider of any AG Company Group Entity.
TPG Conduct of Business Prior to the Closing
Between the date of the Transaction Agreement and until the earlier of the Closing Date and the termination of the Transaction Agreement, except as contemplated by the Transaction Agreement, pursuant to any law or as consented to by the API Entities (which many not be unreasonably withheld, conditioned or delayed), TOG II will not take the following actions, subject to certain exceptions and limitations contemplated by the Transaction Agreement:
•amend organizational documents that would disproportionately and adversely affect the API Entities or the AG Partners as compared to other holders of Common Units or conflict with the Transaction Agreement or the other transaction documents;
•declare or pay dividends or distributions on Common Units or Class B Shares, or redeem, repurchase or otherwise acquire any Common Units or Class B Shares, except for (i) regular quarterly cash dividends; (ii) exchanges of Common Units under the existing exchange agreement; (iii) in connection with the settlement or issuances of RSUs (or equivalent equity of TPG); and (iv) repurchases of Common Units at then prevailing market prices pursuant to TOG II’s share repurchase program;
•reorganize, liquidate, dissolve, merge, restructure, recapitalize or consolidate, unless adjustments are made to the number of Common Units or Class B Shares to the extent necessary to provide the API Entities and the AG Partners the same economic effect as contemplated by the Transaction Agreement prior to such event; and
•agree to issue equity interests in TPG for less than fair market value, subject to certain exceptions.

Client Consents and Notices
The AG Companies have agreed to use commercially reasonable efforts to obtain the applicable consent from each client (other than a client that is a business development company (“BDC”)) to the (i) “assignment” (as defined in the Advisers Act) or continuation of the contract pursuant to which an AG Company Group Entity provides such client with investment advisory, investment management, investment sub-advisory, administration or similar services, and (ii) any transfer or assignment of interests under the applicable fund documentation, in each case resulting from the consummation of the Transactions. With respect to each client that is a BDC, the AG Companies agreed to use commercially reasonable efforts to cause BDC’s trustees and directors (including at least a majority who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of such BDC) to approve a new advisory agreement with the same affiliate of AG OpCo that provides it with investment management or investment advisory services as of the date of the Transaction Agreement. The new advisory agreement would take effect upon the Closing, and must be on terms not less favorable in any material respect in the aggregate to such affiliate of AG OpCo than the terms of the existing applicable advisory agreement.
To obtain these consents, the AG Companies also agreed to send a written notice informing the clients of, and requesting their consent to, the Transactions (including, in the case of BDCs, by using commercially reasonable efforts to call a special meeting of the stockholders).
The AG Company Group Entities must obtain at least an 85% “Client Consent Percentage” in order to meet the closing conditions under the Transaction Agreement. The “Client Consent Percentage” is a percentage calculated based on the annualized investment advisory, investment management, subadvisory or other similar recurring fees (but excluding certain fees and reimbursed expenses) payable to any AG Company Group Entity by certain clients of the AG Companies that have provided the applicable consents and approvals (including the AG Company Funds, but excluding any such clients who have subsequently revoked their consent or to which certain “key person” or “cause” events have been triggered), as a portion of the aggregate revenue run rate for all clients as of March 31, 2023.
As of the date of this Information Statement, the AG Company Group Entities have obtained the requisite consents.
Retention Pool
The TPG Parties have agreed to establish a stock-based retention pool under the Omnibus Plan (or applicable NASDAQ exception for non-plan grants) in the aggregate amount of the AG RSU Amount, to promote the retention of continuing employees of the AG Companies and incentivize efforts to consummate the Closing. The aggregate number of RSUs to be granted pursuant to the Retention Program will be calculated based on the AG RSU Amount and a deemed value of $30.00 per RSU. Participants in the Retention Program will be granted RSUs as soon as practicable but not later than 30 days after the Closing Date. As described in “The Transaction Agreement and Related Agreements—Amounts Payable,” the aggregate amount of amounts payable to non-founder partners of API is reduced by the AG RSU Amount.
The RSUs will vest in equal installments on each of the first five anniversaries of the TPG quarterly vesting date preceding the anniversary of the Closing, subject to the participant’s continued employment with the TPG Parties or their affiliates through the applicable vesting dates, and will settle in Class A Shares. If the participant’s services are terminated by the TPG Parties or any of their affiliates without cause, the participant’s RSUs will continue to vest in accordance with the vesting schedule, subject to the participant’s compliance with the restrictive covenants set forth in the RSU grant agreement. In the event of a participant’s termination of services as a result of the participant’s death or disability, the unvested portion of the participant’s RSUs will immediately vest. Each participant who receives a grant of RSUs pursuant to the Retention Program will be subject to certain terms and conditions, including restrictive covenants, as set forth in the participant’s RSU grant agreement.
Regulatory Approvals
Each of the parties has agreed to, if required by law, within 20 business days following the date of the Transaction Agreement, file or supply all notifications and information required to be filed or supplied pursuant to the HSR Act in connection with the Transactions.
Each of the parties has agreed to, as promptly as practicable following the date of the Transaction Agreement, make all other filings and submissions under antitrust law or other law applicable to the TPG Parties, AG Companies, API Entities or to their subsidiaries and affiliates, as may be required to consummate the Transactions, and use reasonable best efforts (which will not require any payment or concession to any person in connection with obtaining such person’s consent) to obtain all other authorizations, approvals, consents and waivers from all persons or governmental authorities as are necessary to consummate the Transactions. In furtherance of the foregoing, each of the parties agreed to:
•coordinate and cooperate with one another in exchanging and providing such information to each other and in making the filings and requests referred to above; and
•supply such reasonable assistance as may be reasonably requested by any other party in connection with the foregoing.
The TPG Parties are required to (and required to cause their affiliates to) use reasonable best efforts to take all actions necessary, proper or advisable to effect the consummation of the transactions contemplated in the Transaction Agreement, subject to certain exceptions. The TPG Parties are also required to use reasonable best efforts in defending, contesting or otherwise resisting any action or order challenging the transactions contemplated by the Transaction Agreement in order to avoid entry of, or to have vacated, lifted, reversed or overturned any such decree, judgment, injunction or other order that is in effect and that prohibits, prevents or restricts consummation of the transactions contemplated by the Transaction Agreement.
The TPG Parties and their affiliates are not permitted to acquire or agree to acquire by any manner, any person or portion thereof, or otherwise acquire or agree to acquire or make any investment in any assets, or agree to a commercial or strategic relationship with any person, if such action would reasonably be expected to:
•impose any material delay in the obtaining of, or materially increase the risk of not obtaining, any consent, approval, authorization, declaration, waiver, license, franchise, permit, certificate or order of any governmental authority necessary to consummate the transactions contemplated by the Transaction Agreement or the expiration or termination of any applicable waiting period; or
•materially increase the risk of any governmental authority entering an order prohibiting the consummation of the transactions contemplated by the Transaction Agreement.
Governance
TPG has agreed to take all such actions necessary to, no later than promptly following the Effective Time:
•cause one person as mutually agreed by TOG II and the API Representative to be appointed to the Board of Directors and the Executive Committee thereof for consecutive one-year terms lasting until the earlier of the two annual meetings of TPG stockholders following the Closing and the Sunset (as defined in the Charter), subject to the terms and conditions of the Transaction Agreement; and
•designate 13 AG Non-Founder Partners to the management committee of TPG until December 31, 2026.
Other Covenants
The Transaction Agreement contains other covenants and agreements, including covenants relating to:
•access by the parties to certain information about each other from the date of the Transaction Agreement to the Closing Date;
•cooperation in connection with press releases and other public announcements;
•the API Entities and AG Company Group Entities using commercially reasonable efforts to deliver certain audited financial statements, unaudited interim financial statements and other financial information;
•certain employee benefits matters;
•officer and director indemnification and insurance matters;
•the delivery of payoff letters in respect of certain indebtedness;

•confidentiality;
•cooperation and the provision of information in connection with other financial information and disclosure requirements related to SEC filings and related matters;
•the API Entities and AG Companies using commercially reasonable efforts to provide the TPG Parties with customary cooperation in connection with the arrangement of any potential debt financing;
•AG Companies obligations not to, and the AG Companies obligations to cause the AG Company Group Entities and their and such AG Company Group Entities’ respective officers, directors, employees and representatives not to (i) enter into any alternative transaction; (ii) initiate, solicit proposals or offers, knowingly encourage or engage in discussions or negotiations with any person with respect to an alternative transaction; (iii) furnish to any person any information concerning or relating to any alternative transaction; or (iv) enter into any letter of intent, agreement in principle, acquisition agreement or any other contract (including any confidentiality agreement) with respect to an alternative transaction;
•the AG Companies restricting trading in securities of TPG for directors, officers and employees of the AG Company Group Entities;
•the termination of certain affiliate resignations;
•the receipt of resignations from directors and officers of the AG Company Group Entities; and
•cooperation by the TPG Parties and API Entities in respect of amending the form of A&R Exchange Agreement to be entered into at the Closing.
Closing Conditions
The respective obligations of each of the TPG Parties, the API Entities and the AG Companies to effect the Transactions and consummate the Closing are subject to the fulfillment or waiver, at or prior to the Closing, of the following conditions:
•all required filings under the HSR Act shall have been made and all applicable waiting periods (and any extensions) thereunder shall have terminated or expired;
•all required filings under the Dutch Competition Act (1997), as amended, the Act Against Restraints of Competition in Germany, the Monopoly Regulation and Fair Trade Act in Korea, and to the extent applicable, certain other jurisdictions, shall have been made and all applicable waiting periods (and any extensions) thereunder shall have terminated or expired;
•there shall not be in effect any law, injunction or other order by a governmental authority restraining, enjoining, having the effect of making the transactions contemplated by Transaction Agreement illegal or otherwise prohibiting the consummation of the transactions contemplated by the Transaction Agreement; and
•the receipt of regulatory consents from the SFC in Hong Kong with respect to AG Hong Kong and the FCA in the United Kingdom with respect to AG Europe.
The obligations of the TPG Parties to effect the Transactions and consummate the Closing are additionally subject to the satisfaction or waiver, at or prior to the Closing, of the following conditions:
•subject to certain exceptions and materiality standards provided in the Transaction Agreement, the representations and warranties of the API Entities and the AG Companies must be true and correct as of the date of the Transaction Agreement and as of and as though made on the Closing Date (except to the extent a representation or warranty speaks as of an earlier date, in which case, as of such date);
•the API Entities and the AG Companies shall have performed and complied in all material respects with all agreements and covenants required by the Transaction Agreement to be performed or complied with by them prior to or on the Closing Date;

•since the date of the Transaction Agreement, no Alabama Material Adverse Effect shall have occurred and be continuing;
•the Client Consent Percentage shall be at least 85%;
•the API Representative must have delivered a certificate of the AG Companies, executed by an executive officer of the AG Companies, certifying that the conditions described in the preceding four bullets have been satisfied;
•certain key employees of the AG Companies and 80% of the AG Partners shall have executed a Partner Acknowledgment and Joinder Agreement that is in full force and effect and, as of Closing, shall continue to be employed by the AG Company Group Entities (and not have given written notice of such person’s intention to terminate their employment) and, except during any period of disability, shall have continuously devoted their business time and attention to the affairs of the AG Company Group Entities substantially consistent with such service as of immediately prior to the date of the Transaction Agreement;
•the Pre-Closing AG Transactions to be effected by the API Entities, API, AG OpCo, AG CarryCo and AG Founder Trust shall have been effectuated in all material respects; and
•the Founders, AG Partners, AG Companies, API Entities and their respective related parties (other than any AG Partners who have withdrawn in accordance with the terms of the Transaction Agreement) shall have duly executed and delivered to the TPG Parties, a Partner Acknowledgement and Joinder Agreement and certain other transaction documents.
The obligations of the API Entities and the AG Companies to effect the Transactions and consummate the Closing are additionally subject to the satisfaction or waiver, at or prior to the Closing, of the following conditions:
•subject to certain exceptions and materiality standards provided in the Transaction Agreement, the representations and warranties of the TPG Parties must be true and correct as of the date of the Transaction Agreement and as of and as though made on the Closing Date (except to the extent a representation or warranty speaks as of an earlier date, in which case, as of such date);
•the TPG Parties shall have performed and complied in all material respects with all agreements and covenants required by the Transaction Agreement to be performed or complied with by them prior to or on the Closing Date;
•since the date of the Transaction Agreement, no Acquiror Material Adverse Effect shall have occurred and be continuing; and
•TOG II must have delivered a certificate of the TPG Parties, executed by an executive officer of the TPG Parties, certifying that the conditions described in the preceding three bullets have been satisfied.
Indemnification
Pursuant to the Transaction Agreement and subject to the terms and conditions contained therein, following the Closing:
•each AG Partner (severally and not jointly in accordance with their certain respective relative ownership percentages calculated in accordance with the Transaction Agreement) will indemnify the TPG Indemnitees for any losses arising from (i) pre-Closing breaches of any covenant or agreement of any API Entity contained in the Transaction Agreement that survives Closing; (ii) breaches of any covenant or agreement by the API Representative or any pre-Closing covenant of any AG Company contained in the Transaction Agreement that survives Closing; and (iii) fraud by any AG Company or any API Entity;
•each AG Partner will indemnify the TPG Indemnitees for any losses arising from certain other matters set forth in the disclosure schedules to the Transaction Agreement, including certain tax-related matters; and

•TOG II will indemnify the AG Partners and their affiliates and each of their respective directors, officers, employees, stockholders, partners, agents representatives, successors and permitted assigns from losses arising from (i) breaches of any covenant or agreement of any TPG Party contained in the Transaction Agreement that survives Closing; (ii) breaches of any post-Closing covenant of any AG Company contained in the Transaction Agreement; and (iii) any fraud of any TPG Party.
Termination of the Transaction Agreement
The Transaction Agreement may be terminated at any time prior to the Closing by mutual written consent of TOG II and the API Representative.
Either TOG II or the API Representative may terminate the Transaction Agreement at any time prior to the Closing under the following circumstances, in each case, upon written notice to the other party:
•if any governmental authority issues an order, enacts or enforces a law or takes any other action permanently preventing, prohibiting, restraining or enjoining the Closing and such action becomes final and non-appealable; provided, that this termination right shall not be available to the party seeking to terminate if the failure of such party or of its affiliates to perform any of their obligations under the Transaction Agreement required to be performed at or prior to the Closing was the primary cause of such issuance, enactment or enforcement of such order, law or other action;
•if there has been a violation, breach or inaccuracy of any representation, warranty, covenant or agreement of the API Entities or the AG Companies (in the case of termination by TOG II) or the TPG Parties (in the case of termination by the API Representative) that would cause the corresponding closing condition (described under “Closing Conditions”) not to be satisfied or to become incapable of being satisfied and such violation, breach or inaccuracy has not been waived by the terminating party or is not cured by the API Entities or the AG Companies (in the case of termination by TOG II) or the TPG Parties (in the case of termination by the API Representative) within the earlier of (i) the Termination Date and (ii) 20 business days after receipt of written notice or is not capable of being cured prior to the Termination Date; provided that no party may exercise this termination right if there has been a violation, breach or inaccuracy of any representation, warranty, covenant or agreement of the API Entities or the AG Companies (in the case of termination by TOG II) or the TPG Parties (in the case of termination by the API Representative) that would cause any of the corresponding closing conditions not to be satisfied as described under “Closing Conditions;” or
•if the Closing Date shall not have occurred on or before the Termination Date; provided, however, that this right to terminate shall not be available to (i) the party seeking to terminate if the failure of such party or of its affiliates to perform any of their obligations under the Transaction Agreement required to be performed at or prior to the Closing was the primary cause of the Closing Date having not occurred on or before the Termination Date; and (ii) any party during the pendency of any proceeding by the other party for specific performance of the Transaction Agreement as described under “Specific Performance.”
In addition, the API Representative may terminate the Transaction Agreement at any time prior to the Closing, upon written notice to TOG II if the written consent of the requisite TPG stockholders sufficient to approve (i) the issuance of Common Units exchangeable pursuant to the A&R Exchange Agreement into Class A Shares in excess of 19.99% as required by NASDAQ Listing Rule 5635(a) and (ii) the Charter Amendment is not delivered to the API Representative within two business days after the execution and delivery of the Transaction Agreement. This termination right is no longer exercisable because TOG II delivered the Consent to the API Representative within the time required by the Transaction Agreement.
Effect of Termination
If the Transaction Agreement is terminated as described above under “Termination of the Transaction Agreement,” the Transaction Agreement will become void and of no further force and effect and there shall be no liability on the part of the parties, except that (i) certain limited representations and warranties of the API Entities, AG Companies and the TPG Parties and certain covenants with respect to confidentiality, transaction expenses and other miscellaneous provisions will remain in full force and effect and (ii) such termination shall not relieve any party from liability for any fraud or willful breach.

Expenses
Each party is required to pay all fees and expenses incurred by it in connection with the Transactions, including the Merger, except that (i) TOG II will bear 100% of the costs and expenses incurred in connection with the representation and warranty insurance policy to be obtained by TOG II in connection with the Transactions, the HSR filing and the other filings under applicable law; (ii) the API Entities will bear 100% of the costs and expenses incurred in connection with obtaining the consents from investment advisory clients and BDC clients, including any costs associated with any proxy solicitation; and (iii) TOG II and the API Entities will share equally in the costs and expenses incurred in connection with obtaining the director and officer liability tail insurance policy.
Amendments and Waivers
Subject to the other provisions of the Transaction Agreement, the Transaction Agreement may not be amended except by written instrument executed by TOG II and the API Representative.
Any provision of the Transaction Agreement may only be waived in writing by the party that will lose the benefit of such provision as a result of such waiver, and no waiver of any breach of or non-compliance with the Transaction Agreement shall be held to be a waiver of any other or subsequent breach or non-compliance.
No Third-Party Beneficiaries
The Transaction Agreement is not intended to confer any rights or remedies upon you or any other persons than the parties to the Transaction Agreement, their indemnitees and their respective successors and permitted assigns, except (i) the co-managing partners of the AG Companies (to the extent unconflicted, otherwise to the unconflicted AG Partner then in next highest position of authority) with respect to the right to enforce the discretionary sharing program; (ii) the current and former directors and officers of the AG Companies with respect to rights to insurance coverage after the Closing; (iii) certain law firms involved in the Transactions with respect to legal conflict waivers; (iv) the co-managing partners of the AG Companies (to the extent unconflicted, otherwise to the unconflicted AG Partner then in next highest position of authority) with respect to rights to designate certain AG Partners to TPG’s management committee; and (v) representatives and affiliates of the parties and, in certain cases, the AG Partners, with respect to recourse under the Transaction Agreement.
Specific Performance
Each party to the Transaction Agreement agreed that irreparable damage may occur in the event that any provision of the Transaction Agreement was not performed in accordance with its specific terms or was otherwise breached. Each party to the Transaction Agreement agreed that, in addition to any other remedies, each party to the Transaction Agreement is entitled to seek to enforce the terms of the Transaction Agreement by a decree of specific performance without the necessity of proving the inadequacy of money damages as a remedy and without any requirement for the securing or posting of any bond in connection with such remedy.
Governing Law
The Transaction Agreement and all claims or causes of action that may be based upon, arise out of or relate to the Transaction Agreement, or the negotiation, execution or performance of the Transaction Agreement or the transactions contemplated by the Transaction Agreement, are governed by Delaware law.

Related Agreements
Partner Acknowledgment and Joinder Agreement
The Transaction Agreement contemplates that, as a condition to the Closing, certain key employees of the AG Companies and 80% of the AG Partners shall have executed a Partner Acknowledgment and Joinder Agreement that is in full force and effect, and pursuant to which each such key employee or AG Partner party thereto, as applicable:
•agrees that such person’s entry into the Partner Acknowledgement and Joinder Agreement is irrevocable and consents to the form, terms and conditions of the Transaction Agreement and other transaction documents, and the consummation of the Transactions, including the Pre-Closing Reorganizations and the Merger, and agrees to be bound by, and comply with, provisions applicable to the AG Partners set forth in the Transaction Agreement, as if such person was an original signatory to the Transaction Agreement;
•agrees, effective as of the Closing, to join and become party to the A&R Investor Rights Agreement, the A&R Exchange Agreement and the A&R Tax Receivable Agreement and certain other transaction documents and constitutes and appoints the API Representative as such person’s true and lawful agent and attorney-in-fact to execute such transaction documents;
•releases, effective as of the Closing, TOG II, the API Entities, the AG Company Group Entities and certain other related persons, from any claims and liabilities arising from actions or omissions or other conduct occurring prior to and including the Closing, in each case, to the extent relating to or arising out of (i) the Transactions (including the Merger); (ii) the organizational documents of API, New API II and the AG Company Group Entities; or (iii) the releasing party’s relationship with the AG Company Group Entities, in each case, subject to certain limitations set forth in the Partner Acknowledgment and Joinder Agreement;
•agrees, effective as of the Closing, that such individual’s employment agreement or offer letter with the applicable AG Company Group Entity will be null and void following the Closing; and
•agrees prior to or simultaneously with the Closing, to pay all amounts, if any, borrowed from any of the AG Company Group Entities.
A&R Exchange Agreement
The Transaction Agreement contemplates that, at the Closing, each of New API II, Founder Holdings A and Founder Holdings G will enter into the A&R Exchange Agreement amending and restating the Exchange Agreement. A form of the A&R Exchange Agreement is attached as Annex C.
The A&R Exchange Agreement sets forth the terms upon which each Common Unit will be exchangeable (i) for cash equal to the value of one Class A Share from a substantially concurrent primary equity offering (based on the closing price per Class A Share on the day before the pricing of such primary equity offering (taking into account customary brokerage commissions or underwriting discounts actually incurred)) or (ii) at the applicable TPG affiliate’s election, for one Class A Share (or, in certain cases, for non-voting Class A Shares). Pursuant to the A&R Exchange Agreement, the number of Common Units that may be exchanged by the API Feeders into cash or Class A Shares following the Closing will be limited to an amount representing no more than 19.99% of the Class A Shares, non-voting Class A Shares and Class B Shares outstanding immediately prior to the Closing until at least 20 calendar days after TPG mails this Information Statement to its stockholders.

A&R Investor Rights Agreement
The Transaction Agreement contemplates that, at the Closing, each of New API II, Founder Holdings A and Founder Holdings G will enter into the A&R Investor Rights Agreement, amending and restating the Investor Rights Agreement. A form of the A&R Investor Rights Agreement is attached as Annex B.
The A&R Investor Rights Agreement sets forth certain transfer restrictions and customary registration rights with respect to the Class A Shares, Class B Shares and Common Units. In particular:
•Prior to the first anniversary of Closing, each of New API II, Founder Holdings A, Founder Holdings G and the AG Partners may not transfer or exchange any Class A Shares, Class B Shares or Common Units.
•From the first anniversary until the second anniversary of Closing, each of New API II, Founder Holdings A, Founder Holdings G and the AG Partners may not transfer or exchange a number of Class A Shares, Common Units or Class B Shares that is greater than 1/3 of the number of Class A Shares, Class B Shares or Common Units owned, directly or indirectly by the AG Partner, as of Closing.
•Between the second and third anniversary of Closing, each of New API II, Founder Holdings A, Founder Holdings G, and the AG Partners may not transfer or exchange a number of Class A Shares, Common Units or Class B Shares that is greater than 2/3 of the number of Class A Shares, Class B Shares or Common Units owned, directly or indirectly by the AG Partner, as of Closing.
A&R Tax Receivable Agreement
The Transaction Agreement contemplates that, at the Closing, each of New API II, Founder Holdings A and Founder Holdings G will enter into the A&R Tax Receivable Agreement, amending and restating the Tax Receivable Agreement. A form of the A&R Tax Receivable Agreement is attached as Annex D.
Pursuant to the A&R Tax Receivable Agreement, among other things, TPG (or its wholly owned subsidiaries) will agree to pay to the beneficiaries thereof 85% of the benefits, if any, that are realized, or deemed to be realized (calculated using certain assumptions), as a result of (i) adjustments to the tax basis of the assets of TOG II and its consolidated subsidiaries as a result of certain exchanges of Common Units and (ii) certain other tax benefits.

FINANCIAL INFORMATION OF TPG
Certain financial information with respect to the Company required under Regulation 14C promulgated under the Exchange Act, including the Company’s (i) financial statements and supplementary financial data; (ii) management’s discussion and analysis of financial conditions and results of operations; (iii) quantitative and qualitative disclosures about market risk; and (iv) changes in and disagreements with accountants on accounting and financial disclosure, is contained in our Annual Report on Form 10-K for the year ended December 31, 2022, filed with the SEC on February 24, 2022, and in our Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2023 and June 30, 2023, filed with the SEC on May 15, 2023 and August 8, 2023, each of which is incorporated by reference herein.
FINANCIAL INFORMATION OF ANGELO GORDON
Certain financial information with respect to Angelo Gordon required under Regulation 14C promulgated under the Exchange Act is set forth in Annex G of this Information Statement and is incorporated by reference herein.

ANGELO GORDON INFORMATION
Description of the Business
Angelo Gordon is a leading alternative investment firm with approximately $74.3 billion of AUM. Angelo Gordon was founded in New York in 1988 by John Angelo and Michael Gordon and has invested across a broad range of credit and real estate strategies and markets for nearly 35 years. Combining deep industry sector and market expertise with a collaborative, knowledge-sharing culture, Angelo Gordon seeks out investment opportunities that allow it to exploit inefficiencies in global credit and real estate markets. Angelo Gordon’s investment approach prioritizes disciplined portfolio construction backed by rigorous research and a strong focus on capital preservation. Angelo Gordon has what it believes to be a large and diversified base of investors comprised of public pension plans, corporate pension plans, government funds, financial institutions, endowments, foundations, asset management firms, insurance companies, single and multi-family offices and other institutional investors, as well as registered investment advisors and high net worth individuals, across the United States and internationally. Angelo Gordon has over 700 employees across the United States, Europe and Asia.
AG Credit
Angelo Gordon’s alternative credit products (collectively referred to as “AG Credit”) are: (i) AG Credit Solutions; (ii) AG Structured Credit & Specialty Finance; (iii) AG Middle Market Direct Lending; (iv) AG Collateralized Loan Obligations (“CLOs”); and (v) AG Multi-Strategy. AG Credit’s capabilities span private and tradeable credit across corporate and asset-backed markets. As of June 30, 2023, the credit products had a combined AUM and fee earning assets under management (“FAUM”) of $56.6 billion and $37.6 billion, respectively. In the last 12 months, AG Credit raised $4.2 billion, invested $9.3 billion and generated $3.2 billion in realizations. Over that same period, FAUM increased by 13%.

AG Credit Solutions	AG Structured Credit & Specialty Finance	AG Middle Market Direct Lending	AG CLOs	AG Multi-Strategy
Opportunistic corporate credit and special situations	Securitized and other asset-based credit	Middle-market senior secured lending	CLOs in senior secured floating rate loans	Multi-strategy public and private credit
$12.5 billion AUM	$14.5 billion AUM	$19.4 billion AUM	$8.4 billion AUM	$1.8 billion AUM
__________
AUM as of June 30, 2023

Product: AG Credit Solutions
AG Credit Solutions invests in stressed, distressed and special situation corporate credit opportunities, primarily in North America and Europe, and can dynamically pivot between the public and private markets. Angelo Gordon employs what it believes to be a differentiated, solutions-based approach that is capable of being executed in any market environment. AG Credit Solutions seeks to align with companies, financial sponsors and business owners and to use its structuring skill and capital base to create bespoke, bilaterally-negotiated financing transactions that help resolve complex and idiosyncratic financial challenges. AG Credit Solutions funds may also opportunistically invest in securities acquired at what the investment team believes are discounted prices relative to their intrinsic value and offer the potential for contractual income and/or price appreciation. Credit Solutions is the flagship series of closed-end draw-down fund vehicles for public and private investments, while Corporate Credit Opportunities is an evergreen, open-ended fund vehicle for opportunistic public/liquid corporate credit investments. In periods of market volatility and stress, Credit Solutions Dislocation funds have been formed to invest tactically in public debt securities whose prices have dislocated from long-term fundamentals. Essential Housing is a proprietary business platform, capitalized through a series of closed-end draw-down funds, that provides financing to homebuilders for short-duration, close-to-production land inventory. In the last 12 months, AG Credit Solutions raised $1.5 billion, invested $2.5 billion and generated $1.2 billion in realizations. AG Credit Solutions has 23 investment professionals across New York, London and Los Angeles.

Product: AG Structured Credit & Specialty Finance
AG Structured Credit & Specialty Finance focuses on major non-corporate credit sectors, including consumer, residential and commercial real estate, and specialty lending markets, and also has substantial CLO debt and equity investing capabilities. AG Structured Credit & Specialty Finance funds include Angelo Gordon’s Mortgage Value Partners Fund (“MVP Fund”), a liquid securities oriented, open-ended hedge fund; and Asset Based Credit Fund (“ABC Fund”) series, a private credit-oriented closed-end draw-down fund; as well as separately managed accounts (“SMAs”) typically encompassing a mix of liquid securities and private credit strategies. AG Structured Credit & Specialty Finance’s funds and SMAs generally focus on investments within North America, with some exposure to Western Europe. AG Structured Credit & Specialty Finance also includes AG Mortgage Investment Trust, Inc. (NYSE: MITT) (“MITT”), an externally-managed, publicly traded residential mortgage real estate investment trust focused on investing in a diversified risk-adjusted portfolio of U.S. residential mortgage-related assets in the U.S. mortgage market. In the last 12 months, AG Structured Credit & Specialty Finance raised $0.8 billion, invested $1.9 billion and generated $0.6 billion in realizations. AG Structured Credit & Specialty Finance has 31 investment professionals based in New York.
Product: AG Middle Market Direct Lending
AG Middle Market Direct Lending, Twin Brook Capital Partners, focuses on sourcing, underwriting and actively managing a diversified portfolio of middle market, floating rate, senior secured loans, including revolvers, first lien debt and, opportunistically, second lien debt. As a direct lender to private equity sponsored middle market companies, the strategy focuses on opportunities where the firm can receive a pricing premium relative to broadly syndicated loans and relies on ongoing borrower support from sponsors. AG Middle Market Direct Lending includes the MMDL closed-end fund series, as well as a public, non-traded BDC, AG Twin Brook Capital Income Fund (“TCAP”). In the last 12 months, AG Middle Market Direct Lending raised $1.8 billion, invested $4.3 billion and generated $1.3 billion in realizations. AG Middle Market Direct Lending has 74 investment professionals based in Chicago.
Product: AG CLOs
AG CLOs invests predominantly in non-investment grade senior secured bank loans. Angelo Gordon issued its first CLO through Northwoods in 1998. Today AG Northwoods issues U.S. CLOs investing predominantly in U.S. dollar-denominated loans, and Euro CLOs investing predominantly in Euro-denominated loans and secured bonds. AG CLOs include performing credit bespoke vehicles, CLO funds and direct investment in the tranches of Northwoods CLOs. As of June 30, 2023, AG CLOs had an AUM and FAUM of $8.4 billion and $8.1 billion, respectively. AG CLOs have 15 investment professionals and traders across New York and London.
Product: AG Multi-Strategy
AG Multi-Strategy invests across the breadth of AG Credit, with a geographic focus in the United States and Western Europe. AG Multi-Strategy offers actively managed co-mingled funds, including Angelo Gordon’s Super Fund (“Super Fund”) founded in 1993, in addition to bespoke vehicles and various multi-strategy credit funds of one. These funds invest in public and private investment opportunities sourced from across AG Credit, as well as arbitrage strategies, including convertible arbitrage and merger arbitrage. AG Multi-Strategy funds invest in, among other products, corporate loans and bonds; residential, consumer and asset-based loans and securities; hybrid instruments; and derivative securities, including currency and interest rate hedges. As of June 30, 2023, AG Multi-Strategy had an AUM and FAUM of $1.8 billion and $1.5 billion, respectively. AG Multi-Strategy has dedicated co-portfolio managers and draws on the subject matter expertise of more than 140 investment professionals and traders across the United States and Europe.
AG Real Estate
Angelo Gordon’s real estate products (collectively referred to as “AG Real Estate”) are (i) AG U.S. Real Estate; (ii) AG Asia Real Estate; (iii) AG Europe Real Estate; and (iv) AG Net Lease. AG Real Estate products in the United States, Asia and Europe primarily focus on the acquisition of equity interests of underperforming and undervalued assets in the United States, Asia and Europe, where the firm employs its opportunistic and value-add strategies to improve performance. AG Net Lease primarily invests in single tenant commercial real estate acquired in simultaneous sale-leaseback transactions. As of June 30, 2023, AG Real Estate had an AUM and FAUM of $17.7 billion and $13.1 billion, respectively. In the last 12 months, AG Real Estate raised $3.2 billion, invested $2.9 billion and generated $2.6 billion in realizations. Over that same period, FAUM increased by 13%.

AG U.S. Real Estate	AG Asia Real Estate	AG Europe Real Estate	AG Net Lease
Diversified portfolio along the value-add spectrum	Opportunistic investments in Asia	Diversified portfolio along the value-add spectrum	Diversified bond-like portfolio of sale-leaseback transactions
$7.2 billion AUM	$4.9 billion AUM	$3.7 billion AUM	$1.9 billion AUM
__________
AUM as of June 30, 2023
AG U.S. Real Estate
AG U.S. Real Estate manages assets across various product sectors and has been active in many of the major U.S. real estate markets. AG U.S. Real Estate focuses on purchasing what it believes to be underperforming and undervalued real estate assets, where it then executes an active asset management strategy to reposition and stabilize the properties. Investing through the U.S. Realty and Core Plus Realty fund series, AG U.S. Real Estate is diversified across property sectors, with a thematic portfolio construction focused on rental residential, industrial, self-storage, life science, student housing and medical office, among other sectors. In the last 12 months, AG U.S. Real Estate raised $1.4 billion, invested $1.3 billion and generated $1.5 billion of realizations. AG U.S. Real Estate has 29 real estate investment professionals in New York, Los Angeles and Bethesda focused by region and working with a network of over 90 local operating partners.
AG Asia Real Estate
AG Asia Real Estate manages assets across Asia, with investments primarily in Japan, South Korea, Hong Kong, China and Singapore. AG Asia Real Estate focuses on capitalizing on opportunistic investments, primarily created through lack of real estate expertise, illiquidity or distress in many Asian markets. Investing through the Asia Realty fund series, the AG Asia Real Estate portfolio includes office, industrial, residential, hotel, retail, life science and other asset types. In the last 12 months, AG Asia Real Estate raised $1.1 billion, invested $0.6 billion and generated $0.3 billion of realizations. AG Asia Real Estate has 20 real estate investment professionals in Hong Kong, Seoul and Tokyo working with a network of over 55 local operating partners.
AG Europe Real Estate
AG Europe Real Estate manages assets across Europe, with investments primarily located in major cities in Western Europe and the United Kingdom. AG Europe Real Estate focuses on sub-performing and distressed real estate assets. Business plans may range from modest lease-up and operational improvement to more significant value-add strategies, which may require complete capital restructuring or asset repositioning to stabilize. Investing through the Europe Realty fund series, the AG Europe Real Estate portfolio includes industrial, residential, office, hotel, retail, student housing, self-storage and other asset types. In the last 12 months, AG Europe Real Estate raised $0.7 billion, invested $0.6 billion and generated $0.4 billion of realizations. AG Europe Real Estate has 20 real estate investment professionals in London, Milan, Amsterdam and Frankfurt working with a network of 50 local operating partners.
AG Net Lease
AG Net Lease focuses on single tenant commercial real estate, generally leased to non-investment grade tenants, largely acquired in simultaneous sale-leaseback transactions. AG Net Lease primarily purchases existing facilities that are integral to the ongoing operations of the tenants, such as a company’s manufacturing plant or distribution centers. As of June 30, 2023, AG Net Lease had an AUM and FAUM of $1.8 billion and $1.5 billion, respectively. AG Net Lease funds include the Net Lease Realty series, which manage assets primarily located within the United States, with certain assets in the United Kingdom, Western Europe, Canada and Mexico. AG Net Lease has 13 investment professionals across New York and London.

Market Price of and Dividends on Angelo Gordon Equity and Related Stockholder Matters
There is no established trading market for API partnership interests. As of September 30, 2023, 104 partners held a partnership interest in API.
API management exercises sole discretion with respect to making distributions to its partners. API made distributions of $103.9 million during the six months ended June 30, 2023 and $187.4 million and $30.5 million for the years ended December 31, 2022 and 2021, respectively.

Management’s Discussion and Analysis of Financial Conditions and Results of Operations of Angelo Gordon
The following discussion and analysis of API’s financial condition and results of operations should be read in conjunction with API’s audited and unaudited consolidated financial statements and related notes, which are attached hereto as Annex G. The historical consolidated financial data discussed below reflect API’s historical results of operations and financial position and do not give effect to pro forma adjustments.
This discussion contains forward-looking statements that are based on API’s current expectations, estimates and projections about its business and operations. API’s actual results may differ materially from those currently anticipated. API has no obligation to update any of these forward-looking statements.
Trends Affecting Angelo Gordon’s Business
Angelo Gordon’s business is materially affected by global and regional economic conditions, and the financial and real estate environment in the United States, Europe, Asia and, to a lesser extent, the rest of the world. Adverse circumstances can materially impact Angelo Gordon’s ability to raise capital from investors, the valuations of its investments and its ability to source or dispose of investments on favorable terms.
Global market performance generally improved during the first half of 2023, with the S&P 500 increasing 16.9% and the MSCI All Country World Ex-US Index increasing 11.8%. For the six months ended June 30, 2023, the Euro rose 1.9%, the British pound rose 4.8%, the Japanese yen fell 9.0%, the Chinese renminbi fell 4.3% and the Hong Kong dollar fell 0.4%, respectively, relative to the U.S. dollar.
In the United States, the effective federal funds rate was 5.08% as of June 30, 2023, up from 4.83% as of March 31, 2023. The Federal Reserve elected to raise the federal target rate by only 0.25% as inflation eased in the three months ended June 30, 2023; however, inflation continued to remain elevated relative to historical levels and the Federal Reserve’s long-term target of 2%. The U.S. Consumer Price Index (“CPI”) rose 4.0% in May 2023 relative to the year prior, a rate less than half of the recent peak of 9.1% in June 2022. Core CPI, which excludes food and energy, rose 5.3% year-over-year in May 2023. This moderate growth in consumer prices occurred despite continued job growth and low unemployment. The U.S. economy added over 700,000 payrolls during the three months ended June 30, 2023, and the unemployment rate rose slightly to 3.6% as of June 2023, up from 3.5% as of the end of the prior quarter.
Outside of the United States, the European Central Bank’s short-term benchmark interest rate was 4.0% as of June 30, 2023, up from 3.5% as of March 31, 2023, and Euro-area inflation was 5.5% in June 2023, down from 6.9% in March 2023. The Japanese interest rate market remained stable, with Japan’s short-term base rate remaining below 10 basis points as of June 30, 2023. The Bank of Korea held the base rate steady at 3.5% at the close of the second quarter, unchanged since January of this year. The People’s Bank of China decreased the one-year loan prime rate by 10 basis points in June 2023. In Japan, the real GDP grew 6.0% quarter-over-quarter on an annualized basis as of June 30, 2023, primarily driven by strong private housing demand and net export of good and services. South Korea’s GDP continued its economic growth in the second quarter, at a pace of 0.6% quarter-over-quarter, showing further signs of recovery following the previous quarter; however, this trend was mainly driven by positive net exports as a result of a decrease in imports, while consumption and investments fell overall. China’s economy gained some momentum and grew 6.3% year-over-year in the second quarter of 2023, following a 4.5% increase in the previous quarter, despite the impact of geopolitical tensions and overseas interest rate hikes.
Focusing on credit markets, both U.S. and European high yield markets performed positively in the first half of 2023. According to J.P. Morgan data, the U.S. high yield market saw gains of 5.8% in the United States and the European market saw gains of 5.1% year-to-date through June 30, 2023. Notably, lower-rated CCCs significantly outperformed higher-rated BBs over this period, generating returns of 10.2% and 4.6%, respectively. U.S. high yield bond spreads-to-worst compressed 76 basis points in the first six months of 2023, ending June 2023 at 434 basis points. In Europe, high yield spreads also tightened to close the quarter at 494 basis points. The high yield default rate rose to 2.7% in the United States, which was a two-year high, and 1.4% in Europe. Additionally, the J.P. Morgan U.S. Leveraged Loan Index posted a 3.2% return and the J.P. Morgan European Leveraged Loan Index posted a 3.3% quarterly return. The S&P/LSTA U.S. Leveraged Loan 100 B/BB Rating increased 92 basis points in the first half of 2023.

In commercial real estate, the Green Street Commercial Property Price Index ended June 2023 down 15.9% from its March 2022 peak. Commercial property transaction volume in the United States and Europe fell significantly year-over-year, driven primarily by elevated borrowing rates and reductions in liquidity and credit availability. Major Asian markets faced similar challenges, with commercial property transaction volume in Hong Kong falling 65.4% quarter-over-quarter in the first half of 2023, marking the weakest period since the second half of 2008. In China, transaction volume fell in the first half of 2023, down 17.0% year-over-year, largely due to prolonged overseas interest rate hikes and ongoing geopolitical tension. However, transaction volume in Japan was up 3.0% during the same period, slightly above the average first half volume recorded during the past five years.
U.S. residential real estate improved slightly during the quarter, with national U.S. home prices rising approximately 4.7% year-to-date through June 2023, slightly below the peak recorded in June 2022 according to the S&P/Case-Shiller U.S. National Home Price Index, in part due to constrained housing supply.
Reorganization
On January 1, 2021, AG OpCo, AG CarryCo, API and API GP completed the organizational and legal restructuring of the AG Companies (the “Reorganization”). Prior to the Reorganization, (i) API was AG Funds GP, L.P. (“AG Funds GP”) and managed by JM Funds LLC, its then general partner; (ii) all of the direct and indirect ownership interests of AG OpCo and AG CarryCo were held by AG Funds GP, AG Employee Holdings, LLC (“AG Employee Holdings”), a legal entity owned by certain senior employee partners of the AG Companies, and direct founder affiliated limited partners; and (iii) the economic interests of AG CarryCo were held by AG OpCo.
Basis of Accounting
Angelo Gordon’s consolidated financial statements present the results of API and the consolidated accounts of AG OpCo, AG Funds and subsidiaries for which API has a controlling interest. Prior to the Reorganization, API’s financial statements reflected AG Funds GP and AG OpCo as common control entities.
Angelo Gordon’s consolidated financial statements include API’s wholly or majority owned subsidiaries, including certain carry plan partnerships, consolidated investment fund entities (“Consolidated Investment Funds”) that are either (i) variable interest entities (“VIEs”) for which API is considered the primary beneficiary or (ii) voting interest entities (“VOEs”) for which API holds a controlling financial interest as defined by U.S. GAAP, and any other subsidiaries that meet the definition of a VIE. As a result, API’s consolidated statements of financial condition reflect the assets and liabilities of the consolidated entities on a gross basis.
Consolidated Investment Funds include certain CLO entities sponsored by API (“CLO Funds”), for which AG OpCo or a subsidiary thereof serves as collateral manager, and a majority-owned affiliate (“MOA”). The majority ownership interests in the CLO Funds and MOA are reflected as non-controlling interests in the accompanying consolidated statements of financial condition. The management fees and investment income earned from the Consolidated Investment Funds are eliminated in consolidation; however, API’s allocated share of the net income (loss) from these funds increases or decreases by the amount of these eliminated fees. Accordingly, the consolidation of these subsidiaries does not affect API’s net assets. As a result of a sale of certain of CLO positions as of June 30, 2023, API no longer holds economic interests in the Consolidated Investment Funds that would be significant. Accordingly, API deconsolidated those entities as of June 30, 2023.

Key Financial Measures
API’s key financial and operating measures are discussed below.
Revenues
Fees and Other. Fees and other consists primarily of (i) management fees for providing investment advisory services to Angelo Gordon investment funds, SMAs and clients, and catch-up fees, which are fees paid in any given period that relate to a prior period, usually as the result of a new limited partner coming into a fund in a subsequent close; (ii) incentive fee income upon exceeding certain benchmarks and targets and (iii) expense reimbursements from Angelo Gordon investment funds.
Capital Allocation-Based Income. Capital allocation-based income is comprised of (i) incentive allocation investment income and (ii) general partner (“GP”) investment income (loss).
Incentive allocation investment income, or performance allocations, consist principally of performance-based capital allocations that entitle Angelo Gordon to an allocation of investment income or loss from investment funds, irrespective of whether such amounts have been realized. Incentive allocation investment income is recognized upon appreciation of valuations of Angelo Gordon’s investment fund’s investments above certain return hurdles and is based on the amounts that would be earned at each period end as if the investment funds were liquidated at their then reported net asset values (“NAV”). Incentive allocation investment loss is recognized upon negative performance that would cause the amount due to Angelo Gordon to be less than the amount previously recognized.
GP investment income (loss) is earnings recognized on Angelo Gordon’s various general partner and limited partner interests in the Angelo Gordon investment funds.
Angelo Gordon accounts for investment balances in the investment funds, including incentive allocation investment income, under the equity method of accounting because Angelo Gordon is presumed to have significant influence as the general partner or managing member; however, Angelo Gordon does not have control as defined by Accounting Standards Codification (“ASC”) Topic 810, Consolidation. Angelo Gordon accounts for its general partner interests in capital allocation-based arrangements as financial instruments under ASC Topic 323, Investments – Equity Method and Joint Ventures as the general partner has significant governance rights in the Angelo Gordon investment funds in which it invests which demonstrates significant influence. Accordingly, incentive allocation investment income are not deemed to be within the scope of ASC Topic 606, Revenue from Contracts with Customers (“ASC 606”).
Expenses
Compensation and Benefits. Compensation and benefits expenses include (i) cash-based compensation, benefits and other, (ii) equity-based compensation and (iii) performance allocation compensation. Bonuses are accrued over the service period to which they relate. Equity-based compensation arrangements, primarily awards of limited partner interests granted to employees, are recognized as compensation expense over the requisite service period for the entire award. The amount of compensation expense that is recognized is at least equal to the grant-date value of the vested portion of the award. Certain equity-based compensation arrangements include both a service and performance obligation. In such cases, Angelo Gordon measures the requisite compensation expense when the performance obligation is probable of being satisfied.
Certain Angelo Gordon employees have been granted profit sharing arrangements, or performance allocation compensation, entitling them to share in the incentive income earned from the Angelo Gordon investment funds in which they are involved. When API records incentive income as either capital allocation-based income or fee revenues, a corresponding performance allocation compensation expense is accrued, if applicable. These amounts are generally payable when incentive income is distributed from the relevant fund.
General, Administrative and Other. General, administrative and other expenses include costs primarily related to information technology costs, marketing activities, occupancy expenses, professional services, travel and entertainment, employee hiring expenses and other general operating items.
Depreciation and Amortization. Depreciation and amortization of leasehold improvements, capitalized software and equipment are expensed on a straight-line basis over the useful life of the asset.

Interest Expense. Interest expense includes interest paid and accrued on the AG Credit Facility (as defined herein), repurchase agreements and the amortization of deferred financing costs in relation to the AG Credit Facility.
Expenses of Consolidated Investment Funds. Expenses of Consolidated Investment Funds consist of (i) interest expense and (ii) general, administrative and other expenses related primarily to advisory fees, research expenses, professional fees and other operating costs of the Consolidated Investment Funds.
Investment Income (Loss)
Net Gains (Losses) from Investment Activities and Other. Net gains (losses) from investment activities and other are primarily realized and unrealized gains or losses on certain trading securities and investments in other partnerships held by Angelo Gordon and foreign currency related gains and losses. Fluctuations in net gains (losses) from investment activities are primarily driven by changes in the fair value of the firm’s investment portfolio and the gains (losses) on investments disposed of during the period. The fair value of, as well as the ability to recognize gains (losses) from, Angelo Gordon’s investments is significantly impacted by the global financial markets. Upon the disposition of an investment, previously recognized unrealized gains (losses) are reversed, and an offsetting realized gain (loss) is recognized in the period in which the investment is sold. Foreign currency gains and losses include remeasurement gains and losses along with foreign currency gains and losses resulting from transactions in currencies other than the U.S. dollar, the functional currency of API.
Interest, Dividends and Other. Interest income is recognized on an accrual basis to the extent that such amounts are expected to be collected using the effective interest method. Dividends and other investment income are recorded when the right to receive payment is established.
Net Gains (Losses) from Investment Activities and Other of Consolidated Investment Funds. Net gains (losses) from investment activities of Angelo Gordon’s Consolidated Investment Funds include (i) realized gains (losses) from the sale of equity, securities sold and not yet purchased, debt and derivative instruments and (ii) unrealized gains (losses) from changes in the fair value of such instruments.
Interest, Dividends and Other of Consolidated Investment Funds. Interest income is recognized on an accrual basis to the extent that such amounts are expected to be collected using the effective interest method. Dividends and other investment income are recorded when the right to receive payment is established.
Income Tax Expense
Income tax expense consists of taxes paid or payable by Angelo Gordon’s operating subsidiaries. Angelo Gordon has historically been treated as a partnership for U.S. federal and state income tax purposes. As such, income generated by Angelo Gordon flows through to its partners and is generally not subject to U.S. federal or state income tax at the API level. Certain consolidated subsidiaries are subject to taxation in the United States (federal, state and local) and foreign jurisdictions as a result of their entity classification utilized for tax reporting purposes.
Non-Controlling Interests
As of June 30, 2023, non-controlling interests primarily represent certain third-party interests in consolidated subsidiaries of API, including the founder affiliate investor of AG OpCo. As of December 31, 2022, non-controlling interests primarily represent the ownership interests in Consolidated Investment Funds held by limited partners or their equivalents and the aforementioned third-party interests in consolidated subsidiaries. With respect to the year ended December 31, 2020 and prior to the Reorganization, the interests of AG Employee Holdings and the non-controlling founder interests in AG OpCo were reflected as non-controlling interests. The aggregate of the income or loss and corresponding equity that is not owned by API is included in non-controlling interests in the consolidated financial statements. Allocation of income to non-controlling interest holders is based on the respective entities’ governing documents.

Key Components of Angelo Gordon’s Results of Operations
Results of Operations
The following table provides information regarding API’s consolidated results of operations for the periods presented:

	Six Months Ended June 30,		Year Ended December 31,
	2023	2022	2022	2021	2020

	($ in thousands)
Revenues:
Fees and other	$285,362	$242,893	$516,910	$452,279	$434,339
Capital allocation-based income	110,606	93,756	76,158	811,781	24,434
Total revenues	395,968	336,649	593,068	1,264,060	458,773
Expenses:
Compensation and benefits:
Cash-based compensation, benefits and other	220,513	185,677	393,638	384,677	344,846
Equity-based compensation	4,755	4,076	10,156	33,865	10,637
Performance allocation compensation	40,062	53,405	39,561	338,202	4,430
Total compensation and benefits	265,330	243,158	443,355	756,744	359,913
General, administrative and other	103,178	80,404	167,114	146,745	134,593
Depreciation and amortization	4,933	5,553	10,737	12,621	12,198
Interest expense	3,294	1,195	3,010	1,771	2,294
Expenses of Consolidated Investment Funds:
Interest expense	50,450	21,129	58,611	38,593	45,432
General, administrative and other	956	1,042	2,234	3,258	4,156
Total expenses	428,141	352,481	685,061	959,732	558,586
Investment income:
Net gain (loss) from investment activities and other	206	(2,781)	(1,369)	1,011	650
Interest, dividends and other	9,975	3,019	10,121	4,140	5,246
Investment income of Consolidated Investment Funds:
Net gain (loss) from investment activities and other	(12,148)	(12,700)	(19,622)	(7,869)	(24,705)
Interest, dividends and other	64,855	33,685	86,832	65,529	78,981
Total investment income	62,888	21,223	75,962	62,811	60,172
Net income (loss) before income taxes	30,715	5,391	(16,031)	367,139	(39,641)
Income tax expense	2,814	660	1,363	4,839	3,156
Net income (loss)	27,901	4,731	(17,394)	362,300	(42,797)

Other comprehensive income (loss), net:
Foreign currency translation adjustments, net including non-controlling interests	348	(206)	(125)	(299)	(152)

Comprehensive income (loss) including non-controlling interests	28,249	4,525	(17,519)	362,001	(42,949)

Comprehensive income (loss) by Partner:
Comprehensive income (loss) to Partners	28,938	8,120	(17,512)	354,998	(42,195)
Comprehensive income (loss) allocable to non-controlling interests	(689)	(3,595)	(7)	7,003	(754)
Comprehensive income (loss)	$28,249	$4,525	$(17,519)	$362,001	$(42,949)

Six Months Ended June 30, 2023 Compared to Six Months Ended June 30, 2022
Revenues
Revenues consisted of the following for the six months ended June 30, 2023 and 2022:

	Six Months Ended June 30,
	2023	2022	Change	%

	($ in thousands)
Management fees	$244,035	$202,578	$41,457	20%
Incentive fee income	5,411	989	4,422	447%
Expense reimbursements and other	35,916	39,326	(3,410)	(9)%
Total fees and other	285,362	242,893	42,469	17%
Incentive allocation investment income	106,221	93,872	12,349	13%
GP investment income (loss)	4,385	(116)	4,501	NM
Total capital allocation-based income	110,606	93,756	16,850	18%
Total revenues	$395,968	$336,649	$59,319	18%
Fees and other revenues increased by $42.5 million, or 17%, during the six months ended June 30, 2023 compared to the six months ended June 30, 2022. This change resulted from a $41.5 million increase in management fees and a $4.4 million increase in incentive fee income, which was partially offset by a $3.4 million decrease in expense reimbursements and other.
Management Fees. Management fees increased by $41.5 million, or 20%, for the six months ended June 30, 2023 compared to the six months ended June 30, 2022. This change was primarily driven by an increase in management fees from Asia Realty V of $10.9 million, which was activated during the second quarter of 2022, and Realty Value XI of $10.3 million, which was activated during the first quarter of 2022. Management fees earned from Credit Solutions II and MMDL IV increased $9.0 million and $4.2 million, respectively, primarily due to higher fee basis attributable to an increase in capital invested. These increases were partially offset by a decrease in management fees from Energy II of $3.4 million and from Asia Realty IV of $3.2 million due to continued harvesting of those funds’ respective portfolios, decreasing their FAUM.
Management fees of $2.1 million during the six months ended June 30, 2023 were considered catch-up fees as a result of additional capital commitments from limited partners. Catch-up fees primarily consisted of $1.9 million from Asia Realty V, which had its initial close in 2022.
Incentive Fee Income. Incentive fee income increased by $4.4 million for the six months ended June 30, 2023 compared to the six months ended June 30, 2022. This change was primarily due to increased capital appreciation and income incentive fees earned of $3.6 million from certain Twin Brook BDC funds.
Expense Reimbursements and Other. Expense reimbursements and other decreased by $3.4 million, or 9%, for the six months ended June 30, 2023 compared to the six months ended June 30, 2022. This change was primarily driven by a decrease in expense reimbursements of $4.1 million, which was largely driven by a decrease in reimbursable costs from Angelo Gordon’s Netherlands-based European investment business of $5.0 million, partially offset by a $0.7 million increase in reimbursable expenses following the launch of TCAP in 2023. Other fee income increased $0.7 million, primarily due to new administrative agent loan fees being earned from certain new direct lending funds.
Incentive allocation investment income. Incentive allocation investment income increased $12.3 million, or 13%, for the six months ended June 30, 2023 compared to the six months ended June 30, 2022. This change was primarily driven by an increase of incentive allocation investment income of $34.5 million from Realty IX, $31.8 million from Credit Solutions I, $30.5 million from Core Plus Realty IV, $23.2 million from MVP Fund and $9.0 million from Credit Solutions II Dislocation A, primarily due to higher yields during the six months ended June 30, 2023 compared to the six months ended June 30, 2022. This increase was partially offset by a decrease of $86.8 million in incentive allocation investment income from Realty Value X and $34.0 million from Asia Realty IV driven by unrealized losses.

The table below highlights incentive allocation investment income (loss) for the six months ended June 30, 2023 and 2022:

	Six Months Ended June 30,
	2023	2022	Change	%

	($ in thousands)
AG Credit
MVP Fund	$23,221	$(16)	$23,237	NM
MMDL IV	19,707	16,389	3,318	20%
Credit Solutions I	17,761	(14,052)	31,813	226%
MMDL III	9,806	19,324	(9,518)	(49)%
Credit Solutions II Dislocation A	8,975	—	8,975	100%
MMDL II	5,966	9,549	(3,583)	(38)%
MMDL IV Annex	5,507	425	5,082	NM
Commercial Debt Opportunities II	(5,578)	1,467	(7,045)	(480)%
Commercial Debt Opportunities III	(5,735)	1,383	(7,118)	(515)%
Other	28,027	15,343	12,684	83%
AG Credit	$107,657	$49,812	$57,845	116%
AG Real Estate
Net Lease Realty III	$13,545	$8,175	$5,370	66%
Europe Realty III	6,918	7,667	(749)	(10)%
Realty IX	—	(34,489)	34,489	100%
Core Plus Realty IV	(38)	(30,560)	30,522	100%
Asia Realty IV	(225)	33,767	(33,992)	(101)%
Realty VIII	(1,226)	(8,909)	7,683	86%
Asia Realty III	(1,836)	(8,954)	7,118	79%
Europe Realty II	(6,751)	5,251	(12,002)	(229)%
Realty Value X	(11,928)	74,913	(86,841)	(116)%
Other	105	(2,801)	2,906	104%
AG Real Estate	$(1,436)	$44,060	$(45,496)	(103)%
Total Incentive Allocation Investment Income	$106,221	$93,872	$12,349	13%
GP Investment Income. GP investment income increased by $4.5 million for the six months ended June 30, 2023 compared to the six months ended June 30, 2022. This change was primarily driven by an increase of GP investment income of $2.5 million from Credit Solutions I, $2.2 million from MVP Fund, $1.4 million from an AG Multi-Strategy SMA, $1.4 million from Super Fund and $1.7 million in earnings from other credit strategy funds. This increase was partially offset by a $4.6 million decrease in earnings across AG Real Estate for the period.
Expenses
Cash-Based Compensation, Benefits and Other. Cash-based compensation, benefits and other expense increased by $34.8 million, or 19%, for the six months ended June 30, 2023 compared to the six months ended June 30, 2022. This change was primarily driven by an increase in salaries and benefits of $7.5 million and bonuses of $27.3 million due to higher headcount during the six months ended June 30, 2023 compared to the six months ended June 30, 2022.
Equity-based Compensation. Equity-based compensation expense increased by $0.7 million, or 17%, for the six months ended June 30, 2023 compared to the six months ended June 30, 2022. This change was attributable to an increase in compensation expense for MITT of $1.7 million driven from MITT’s increasing share price, partially offset by lower compensation expense of $1.0 million from vesting of certain equity plans in late 2022.

Performance Allocation Compensation. Performance allocation compensation decreased by $13.3 million, or 25%, for the six months ended June 30, 2023 compared to the six months ended June 30, 2022. This change was attributable to a decrease in incentive allocation investment income that drives compensation attributable to Angelo Gordon’s partners and professionals.
General, Administrative and Other. General and administrative expenses increased by $22.8 million, or 28%, for the six months ended June 30, 2023 compared to the six months ended June 30, 2022. This change was primarily driven by a $17.0 million increase in professional fees related to the Transactions.
Depreciation and Amortization. Depreciation and amortization decreased by $0.6 million for the six months ended June 30, 2023 compared to the six months ended June 30, 2022.
Interest Expense. Interest expense increased by $2.1 million, or 176%, for the six months ended June 30, 2023 compared to the six months ended June 30, 2022. This change was primarily due to higher effective interest rates on outstanding borrowings under the AG Credit Facility and repurchase agreements during the six months ended June 30, 2023.
Interest Expense of Consolidated Investment Funds. Interest expense of Consolidated Investment Funds increased by $29.3 million, or 139%, for the six months ended June 30, 2023 compared to the six months ended June 30, 2022. This change was primarily driven by continued increases in effective interest rates.
General, Administrative and Other Expense of Consolidated Investment Funds. General, administrative and other expenses of Consolidated Investment Funds decreased by $0.1 million, or 8%, for the six months ended June 30, 2023 compared to the six months ended June 30, 2022.
Net Gains (Losses) from Investment Activities and other. Net gains (losses) from investment activities and other increased by $3.0 million, to a gain of $0.2 million for the six months ended June 30, 2023 from a loss of $2.8 million for the six months ended June 30, 2022. This change was primarily driven by positive changes in foreign exchange currency rates primarily relating to Angelo Gordon’s European CLOs during the six months ended June 30, 2023 compared to the six months ended June 30, 2022.
Interest, Dividends and Other. Interest, dividends and other increased by $7.0 million for the six months ended June 30, 2023 compared to the six months ended June 30, 2022. This change was primarily driven by higher effective interest rates on money market funds and bank deposits during the six months ended June 30, 2023 compared to the six months ended June 30, 2022.
Net losses from Investment Activities and other of Consolidated Investment Funds. Net losses from investment activities and other Consolidated Investment Funds were $12.1 million for the six months ended June 30, 2023 compared to a loss of $12.7 million for the six months ended June 30, 2022. The loss is primarily attributable to net losses on portfolio assets held by the Consolidated Investment Funds, partially offset by realized gains on the sale of certain CLO positions. The sale of certain CLO positions during the second quarter resulted in the deconsolidation of the CLOs as of June 30, 2023.
Interest, Dividends and Other of Consolidated Investment Funds. Interest, dividends and other of consolidated investment funds increased by $31.2 million, or 93%, for the six months ended June 30, 2023 compared to the six months ended June 30, 2022. This change was primarily driven by increased effective interest rates on variable rate credit assets held by CLOs.
Income Tax Expense. Income tax expense increased by $2.2 million for the six months ended June 30, 2023 compared to the six months ended June 30, 2022 primarily due to an increase in statutory state and local income taxes for the six months ended June 30, 2023.

Year Ended December 31, 2022 compared to Year Ended December 31, 2021
Revenues
Revenues consisted of the following for the years ended December 31, 2022 and 2021:

	Year Ended December 31,
	2022	2021	Change	%

	($ in thousands)
Management fees	$433,301	$382,559	$50,742	13%
Incentive fee income	7,317	2,482	4,835	195%
Expense reimbursements and other	76,292	67,238	9,054	13%
Total fees and other	516,910	452,279	64,631	14%
Incentive allocation investment income	79,673	772,857	(693,184)	(90)%
GP investment (loss) income	(3,515)	38,924	(42,439)	(109)%
Total capital allocation-based income	76,158	811,781	(735,623)	(91)%
Total revenues	$593,068	$1,264,060	$(670,992)	(53)%
Fees and other revenues increased by $64.6 million, or 14%, during the year ended December 31, 2022 compared to the year ended December 31, 2021. This change resulted from a $50.7 million increase in management fees, a $4.8 million increase in incentive fee income and a $9.1 million increase in expense reimbursements.
Management Fees. Management fees increased by $50.7 million, or 13%, for the year ended December 31, 2022 compared to the year ended December 31, 2021. This change was primarily driven by increases in management fees of $18.4 million from Realty Value XI which was activated during the first quarter of 2022 and $10.7 million from Asia Realty V, which was activated during the second quarter of 2022. The change is also attributable to increases from MMDL IV of $17.7 million and Credit Solutions II of $12.8 million driven by higher FAUM during the year ended December 31, 2022. These increases were partially offset by a decline in management fees of $5.1 million from MMDL II and $4.5 million from Energy II due to continued harvesting of the funds’ portfolios.
Incentive Fee Income. Incentive fee income increased by $4.8 million, or 195%, for the year ended December 31, 2022 compared to the year ended December 31, 2021. This change was primarily driven by $3.9 million from certain Twin Brook BDC funds, and $0.9 million from other SMAs and single investor funds.
Expense Reimbursements and Other. Expense reimbursements and other increased by $9.1 million, or 13%, for the year ended December 31, 2022 compared to the year ended December 31, 2021. This change was primarily driven by an increase in reimbursable expenses of $7.3 million. Other fee income increased by $1.8 million due to new administrative agent loan fees being earned from AG Middle Market Direct Lending funds.
Incentive allocation investment income. Incentive allocation investment income decreased $693.2 million, or 90% for the year ended December 31, 2022 compared to the year ended December 31, 2021. This change was primarily attributable to unrealized losses of $134.2 million from Core Plus Realty IV, $96.6 million from Credit Solutions I, $77.7 million from Realty IX, $63.3 million from MVP Fund, $32.9 million from an AG Structured Credit & Specialty Finance SMA and $32.7 million for Realty Value X.

The table below highlights incentive allocation investment income (loss) for the years ended December 31, 2022 and 2021:

	Year Ended December 31,
	2022	2021	Change	%

	($ in thousands)
AG Credit
MMDL III	$35,643	$48,330	$(12,687)	(26)%
MMDL IV	35,279	17,067	18,212	107%
MMDL II	16,494	22,695	(6,201)	(27)%
Essential Housing I	8,002	5,834	2,168	37%
Essential Housing II	6,441	—	6,441	100%
MMDL I	4,413	5,949	(1,536)	(26)%
Commercial Debt Opportunities III	2,589	6,602	(4,013)	(61)%
Energy IV	1,805	17,094	(15,289)	(89)%
Corporate Credit Opportunities	—	5,131	(5,131)	(100)%
Credit Solutions I Dislocation A	(3)	9,541	(9,544)	(100)%
OWL Select	(301)	12,338	(12,639)	(102)%
Super Fund	(349)	19,288	(19,637)	(102)%
MVP Fund	(656)	62,644	(63,300)	(101)%
Super Liquidating	(989)	10,111	(11,100)	(110)%
Commercial Debt Opportunities II	(2,005)	9,006	(11,011)	(122)%
Credit Solutions I	(21,071)	75,568	(96,639)	(128)%
Other	15,897	86,722	(70,825)	(82)%
AG Credit	$101,189	$413,920	$(312,731)	(76)%
AG Real Estate
Realty Value X	$76,629	$109,357	$(32,728)	(30)%
Asia Realty IV	36,231	23,260	12,971	56%
Europe Realty III	22,671	8,302	14,369	173%
Europe Realty II	17,858	42,366	(24,508)	(58)%
Net Lease Realty III	8,749	38,604	(29,855)	(77)%
Europe Realty I	(690)	22,199	(22,889)	(103)%
Net Lease Realty IV	(4,791)	1,102	(5,893)	(535)%
Realty VIII	(14,626)	918	(15,544)	NM
Growth Capital Partners I	(17,718)	13,517	(31,235)	(231)%
Asia Realty III	(33,680)	(9,506)	(24,174)	(254)%
Realty IX	(39,020)	38,729	(77,749)	(201)%
Core Plus Realty IV	(70,162)	64,033	(134,195)	(210)%
Other	(2,967)	6,056	(9,023)	(149)%
AG Real Estate	$(21,516)	$358,937	$(380,453)	(106)%
Total Incentive Allocation Investment Income	$79,673	$772,857	$(693,184)	(90)%
GP Investment Income. GP investment income decreased by $42.4 million, or 109%, for the year ended December 31, 2022 compared to the year ended December 31, 2021. This change was primarily driven by decreases of $7.3 million from Credit Solutions I, $4.2 million from MVP Fund, $3.9 million from Core Plus Realty IV, $3.7 million from MITT and $3.6 million from Super Fund during the year ended December 31, 2022 compared to the year ended December 31, 2021.

Expenses
Cash-Based Compensation, Benefits and Other. Cash-based compensation, benefits and other expense increased by $9.0 million, or 2%, for the year ended December 31, 2022 compared to the year ended December 31, 2021. This change was primarily driven by a $16.2 million increase in salaries and benefits due to higher headcount, partially offset by a $7.2 million decrease in bonus expense.
Equity-based Compensation. Equity-based compensation expense decreased by $23.7 million, or 70%, for the year ended December 31, 2022 compared to the year ended December 31, 2021. This change was primarily driven by $12.7 million decrease in equity-based compensation expenses for certain non-US employee deferred compensation programs which were terminated in January 2021 and a $9.5 million decrease related to MITT due to fewer grants of awards during 2022 as compared to 2021 as well as decreasing share price.
Performance Allocation Compensation. Performance allocation compensation decreased by $298.6 million for the year ended December 31, 2022 compared to the year ended December 31, 2021. This change was attributable to a decrease in incentive allocation investment income on which performance allocation compensation is based.
General, Administrative and Other. General and administrative expenses increased by $20.4 million, or 14%, for the year ended December 31, 2022 compared to the year ended December 31, 2021. This change was primarily driven by a $9.3 million increase in other administrative expenses, a $7.1 million increase in reimbursable expenses incurred on behalf of investment funds and a $2.8 million increase in information technology costs.
Depreciation and Amortization. Depreciation and amortization decreased by $1.9 million for the year ended December 31, 2022 compared to the year ended December 31, 2021. This change was primarily due to lower amortization expense for software during the year ended December 31, 2022.
Interest Expense. Interest expense increased by $1.2 million for the year ended December 31, 2022 compared to the year ended December 31, 2021.
Interest Expense of Consolidated Investment Funds. Interest expense of consolidated investment funds increased by $20.0 million, or 52%, for the year ended December 31, 2022 compared to the year ended December 31, 2021. This change was primarily driven by significant increases in effective interest rates on the variable rate debt held by CLOs.
General, Administrative and Other Expense of Consolidated Investment Funds. General, administrative and other expenses of consolidated investment funds decreased by $1.0 million, or 31%, for the year ended December 31, 2022 compared to the year ended December 31, 2021.
Net (Losses) Gains from Investment Activities and other. Net (losses) gains from investment activities and other decreased by $2.4 million, to a loss of $1.4 million for the year ended December 31, 2022 from a gain of $1.0 million for the year ended December 31, 2021. This change was primarily driven by $2.7 million loss from a direct investment.
Interest, Dividends and Other. Interest, dividends and other increased by $6.0 million, or 144% for the year ended December 31, 2022 compared to the year ended December 31, 2021. This change was primarily driven by a $3.4 million increase in interest income earned from money market funds and a $1.7 million increase in interest income on bank deposits due to higher effective interest rates during 2022.
Net Gains (Losses) from Investment Activities and other of Consolidated Investment Funds. Net gains (losses) from investment activities and other of consolidated investment funds decreased by $11.8 million, or 149%, for the year ended December 31, 2022 compared to the year ended December 31, 2021. This change was primarily driven by net losses on portfolio assets held by CLOs.
Interest, Dividends and Other of Consolidated Investment Funds. Interest, dividends and other of consolidated investment funds increased by $21.3 million, or 33%, for the year ended December 31, 2022 compared to the year ended December 31, 2021. This change was primarily driven by higher effective interest rates on variable rate credit assets held by CLOs.
Income Tax Expense. Income tax expense decreased by $3.5 million for the year ended December 31, 2022 compared to the year ended December 31, 2021.

Year Ended December 31, 2021 compared to Year Ended December 31, 2020
Revenues
Revenues consisted of the following for the years ended December 31, 2021 and 2020:

	Year Ended December 31,
	2021	2020	Change	%

	($ in thousands)
Management fees	$382,559	$371,267	$11,292	3%
Incentive fee income	2,482	1,658	824	50%
Expense reimbursements and other	67,238	61,414	5,824	9%
Total fees and other	452,279	434,339	17,940	4%
Incentive allocation investment income	772,857	24,100	748,757	NM
GP investment income	38,924	334	38,590	NM
Total capital allocation-based income	811,781	24,434	787,347	NM
Total revenues	$1,264,060	$458,773	$805,287	176%
Fees and other revenues increased by $17.9 million, or 4%, during the year ended December 31, 2021 compared to the year ended December 31, 2020. This change resulted from an $11.3 million increase in management fees, a $0.8 million increase in incentive fee income and a $5.8 million increase in expense reimbursements and other.
Management Fees. Management fees increased by $11.3 million, or 3%, for the year ended December 31, 2021 compared to the year ended December 31, 2020. This change was primarily driven by increases in management fees of $9.9 million from MMDL IV, $5.7 million from MVP Fund and $4.8 million from Credit Solutions I, primarily due to additional closings and higher fee basis attributable to increased capital invested during the years ended December 31, 2021 and 2020. Management fees also increased $4.5 million from Northwoods CLO funds, CC Funding I & II and an AG Asia Real Estate SMA, which were activated during the year ended December 31, 2021. These increases were partially offset by decreases in management fees of $5.2 million from Super Fund, $5.2 million from MMDL II, $5.1 million from Europe Realty III and $4.2 million from Realty VIII, primarily due to continued realizations of the funds’ portfolios.
Catch-up management fees, resulting from additional capital commitments from limited partners, totaled $2.4 million, primarily driven by $1.2 million and $1.1 million for Europe Realty III and Net Lease Realty IV, respectively, for the year ended December 31, 2020.
Incentive Fee Income. Incentive fee income increased by $0.8 million, for the year ended December 31, 2021 compared to the year ended December 31, 2020, primarily due to increased capital appreciation.
Expense Reimbursements and Other. Expense reimbursements and other increased by $5.8 million, or 9%, for the year ended December 31, 2021 compared to the year ended December 31, 2020, primarily related to increases in reimbursable costs from AG’s Netherlands investment business.
Incentive allocation investment income. Incentive allocation investment income increased by $748.8 million for the year ended December 31, 2021 compared the year ended December 31, 2020. This change was primarily driven by increases of $125.7 million from Realty IX, $80.2 million from Core Plus Realty IV, $78.5 million from Realty Value X, $56.9 million from MVP Fund, $49.7 million from an AG Structured Credit & Specialty Finance SMA and $44.1 million from Net Lease Realty III, primarily due to realized and unrealized gains during the year ended December 31, 2021.

The table below highlights incentive allocation investment income (loss) for the years ended December 31, 2021 and 2020:

	Year Ended December 31,
	2021	2020	Change	%

	($ in thousands)
AG Credit
Credit Solutions I	$75,568	$50,421	$25,147	50%
MVP Fund	62,644	5,761	56,883	987%
MMDL III	48,330	27,847	20,483	74%
MMDL II	22,695	15,295	7,400	48%
Super Fund	19,288	(446)	19,734	NM
Energy IV	17,094	28,966	(11,872)	(41)%
MMDL IV	17,067	2,224	14,843	667%
OWL Select	12,338	(6,109)	18,447	302%
Super Liquidating	10,111	116	9,995	NM
Credit Solutions I Dislocation A	9,541	27,130	(17,589)	(65)%
Commercial Debt Opportunities II	9,006	—	9,006	100%
Commercial Debt Opportunities III	6,602	2,511	4,091	163%
MMDL I	5,949	1,448	4,501	311%
Essential Housing I	5,834	—	5,834	100%
Corporate Credit Opportunities	5,131	2,947	2,184	74%
Other	86,721	(32,919)	119,640	363%
AG Credit	$413,919	$125,192	$288,727	231%
AG Real Estate
Realty Value X	$109,357	$30,874	$78,483	254%
Core Plus Realty IV	64,033	(16,153)	80,186	496%
Europe Realty II	42,366	11,201	31,165	278%
Realty IX	38,729	(86,992)	125,721	145%
Net Lease Realty III	38,604	(5,484)	44,088	804%
Asia Realty IV	23,260	21,446	1,814	8%
Europe Realty I	22,199	(4,240)	26,439	624%
Growth Capital Partners I	13,517	(10,602)	24,119	227%
Europe Realty III	8,302	—	8,302	100%
Realty VIII	918	(13,656)	14,574	107%
Core Plus Realty III	(2,144)	(5,498)	3,354	61%
Asia Realty III	(9,506)	(19,422)	9,916	51%
Other	9,303	(2,566)	11,869	463%
AG Real Estate	$358,938	$(101,092)	$460,030	455%
Total Incentive Allocation Investment Income	$772,857	$24,100	$748,757	3,107%
GP Investment Income. GP investment income increased by $38.6 million for the year ended December 31, 2021 compared to the year ended December 31, 2020. This change was primarily driven by increases of $6.2 million from MITT, $3.4 million from MVP Fund, $2.8 million from REDI and $2.7 million from Realty IX, and income of $23.5 million across other funds.

Expenses
Cash-Based Compensation, Benefits and Other. Cash-based compensation, benefits and other expense increased by $39.8 million, or 12%, for the year ended December 31, 2021 compared to the year ended December 31, 2020. This change was primarily driven by a $33.2 million increase in bonus expense and a $6.6 million increase in salaries and benefits due to higher headcount.
Equity-based Compensation. Equity-based compensation expense increased by $23.2 million for the year ended December 31, 2021 compared to the year ended December 31, 2020. This change was primarily driven by $13.1 million increase in equity-based compensation expenses for certain non-US employee deferred compensation programs and $8.5 million increase related to MITT due to the grant of awards to certain employees during 2021.
Performance Allocation Compensation. Performance allocation compensation increased by $333.8 million for the year ended December 31, 2021 compared to the year ended December 31, 2020. This change was attributable to an increase in incentive allocation investment income on which performance allocation compensation is based.
General, Administrative and Other. General, administrative and other expenses increased by $12.2 million, or 9%, for the year ended December 31, 2021 compared to the year ended December 31, 2020. This change was primarily driven by $4.2 million increase in information technology costs, $3.9 million increase in reimbursable expenses incurred on behalf of investment funds and $3.7 million in professional services.
Depreciation and Amortization. Depreciation and amortization increased by $0.4 million for the year ended December 31, 2021 compared to the year ended December 31, 2020.
Interest Expense. Interest expense decreased by $0.5 million for the year ended December 31, 2021 compared to the year ended December 31, 2020.
Interest Expense of Consolidated Investment Funds. Interest expense of consolidated investment funds decreased by $6.8 million, or 15%, for the year ended December 31, 2021 compared to the year ended December 31, 2020. This change was primarily driven by decreases in effective interest rates on the variable rate debt.
General, Administrative and Other Expense of Consolidated Investment Funds. General, administrative and other expenses of consolidated investment funds decreased by $0.9 million, or 22%, for the year ended December 31, 2021 compared to the year ended December 31, 2020.
Net Gains (Losses) from Investment Activities and other. Net (losses) gains from investment activities and other increased by $0.4 million, to a gain of $1.0 million for the year ended December 31, 2021 from a gain of $0.7 million for the year ended December 31, 2020.
Interest, Dividends and Other. Interest, dividends and other decreased by $1.1 million, or 21% for the year ended December 31, 2021 compared to the year ended December 31, 2020.
Net Gains (Losses) from Investment Activities and Other of Consolidated Investment Funds. Net losses from investment activities and other of consolidated investment funds decreased by $16.8 million, or 68%, from a loss of $24.7 million for the year ended December 31, 2020 to a loss of $7.9 million to the year ended December 31, 2021. This change was primarily driven by lower realized and unrealized losses on CLO assets held.
Interest, Dividends and Other of Consolidated Investment Funds. Interest, dividends and other of consolidated investment funds decreased by $13.5 million, or 17%, for the year ended December 31, 2021 compared to the year ended December 31, 2020. This change was primarily driven by lower effective interest rates on variable rate credit assets held by Consolidated Investment Funds.
Income Tax Expense. Income tax expense increased by $1.7 million, or 53% for the year ended December 31, 2021 compared to the year ended December 31, 2020.

Unaudited Condensed Consolidated Statements of Financial Condition (U.S. GAAP basis)

	June 30, 2023	December 31, 2022
($ in thousands)
Assets
Cash, cash equivalents and restricted cash	$440,082	$607,420
Due from affiliates	116,202	158,175
Investments (includes $83,094 and $82,525 pledged as collateral under repurchase agreements as of June 30, 2023 and December 31, 2022, respectively)	1,126,606	1,081,500
Other assets	156,402	154,745
Assets of Consolidated Investment Funds	—	1,399,957
Total assets	$1,839,292	$3,401,797

Liabilities and Partners’ Capital
Liabilities
Accrued performance allocation compensation	$486,679	$478,559
Accrued cash and equity-based compensation and benefits	158,175	271,662
Repurchase agreements	82,374	80,807
Accounts payable and accrued expenses	53,168	46,646
Due to affiliates	9,287	40,815
Credit facility	25,000	25,000
Other liabilities	114,398	106,268
Liabilities of Consolidated Investment Funds	—	1,366,324
Total liabilities	929,081	2,416,081

Partners’ Capital
Partners’ capital	903,954	951,175
Non-controlling interest	6,257	34,541
Total partners’ capital	910,211	985,716
Total liabilities and partners’ capital	$1,839,292	$3,401,797
Cash, cash equivalents and restricted cash decreased $167.3 million primarily due to a net cash outflow due to payments related to accrued cash compensation and net cash distributions made to partners within the first six months of 2023, partially offset by net cash inflows from other investing and operating sources.
Investments increased $45.1 million primarily due to an increased accrued performance allocations attributable to the firm’s interests in AG funds of $53.0 million, which was primarily driven by incentive allocation investment income exceeding performance distributions for the six-month period ended June 30, 2023. Performance distributions were led by $19.2 million from MMDL III, $10.2 million from an AG Structured Credit & Specialty Finance SMA, $8.0 million from Realty Value X and $4.5 million from Europe Realty I. The increase was partially offset by lower GP investments and other investments of $7.9 million.
Assets of Consolidated Investment Funds and liabilities of Consolidated Investment Funds decreased by $1,400.0 million and $1,366.3 million, respectively, primarily due to the firm’s deconsolidation of the Consolidated Investment Funds. In June 2023, as a result of a redemption of certain of the interests the firm held in the consolidated funds, the firm no longer held economic interests in the Consolidated Investment Funds that would be significant. Accordingly, the firm deconsolidated the entities which resulted in derecognizing the related assets and liabilities of the funds which comprised the Consolidated Investment Funds as of June 30, 2023.
Accrued cash and equity-based compensation decreased $113.5 million primarily attributable to a net decrease in accrued bonuses as a result of 2022 year end related compensation payments made during the six months ended June 30, 2023.

Total partners’ capital decreased $75.5 million, primarily due to capital distributions and the deconsolidation of combined partners’ capital and non-controlling interests of AG’s Consolidated Investment Funds. This was partially offset by comprehensive income and capital contributions and other capital increases.

	December 31,
	2022	2021
($ in thousands)
Assets
Cash, cash equivalents and restricted cash	$607,420	$492,321
Due from affiliates	158,175	210,900
Investments (includes $82,525 and $87,771 pledged as collateral under repurchase agreements as of December 31, 2022 and 2021, respectively)	1,081,500	1,328,671
Other assets	154,745	76,013
Assets of Consolidated Investment Funds	1,399,957	1,520,652
Total assets	$3,401,797	$3,628,557

Liabilities and Partners’ Capital
Liabilities
Accrued performance allocation compensation	$478,559	$549,061
Accrued cash and equity-based compensation and benefits	271,662	307,007
Repurchase agreements	80,807	85,913
Accounts payable and accrued expenses	46,646	57,414
Due to affiliates	40,815	12,702
Credit facility	25,000	—
Other liabilities	106,268	—
Liabilities of Consolidated Investment Funds	1,366,324	1,476,889
Total liabilities	2,416,081	2,488,986

Partners’ Capital
Partners’ capital	951,175	1,094,426
Non-controlling interest	34,541	45,145
Total partners’ capital	985,716	1,139,571
Total liabilities and partners’ capital	$3,401,797	$3,628,557
Cash, cash equivalents and restricted cash increased $115.1 million primarily due to proceeds from investment funds, net of changes in accrued performance allocation compensation of $272.9 million and financing proceeds received from the AG Credit Facility of $25.0 million, partially offset by net partner capital distribution outflow activity of $132.3 million and other operating activity net uses of cash.
Due from affiliates decreased $52.7 million primarily due to a decrease in management fees and incentive income receivable, partially offset by an increase in receivables from related parties.
Investments decreased $247.2 million primarily due to lower accrued performance allocations from AG funds of $213.7 million, which was primarily driven by performance distributions during 2022 exceeding incentive allocation investment income for the year. Performance distributions were led by $61.3 million from MMDL III, $45.6 million from Credit Solutions I, $45.3 million from Realty Value X, $40.7 million from Energy IV and $17.1 million from MMDL IV. The decrease was further driven by a decrease in value of Angelo Gordon’s GP investments of $30.1 million driven primarily by distributions received from investment funds exceeding contributions made to investment funds in the period.
Other assets increased $78.7 million primarily due to the presentation of lease assets due to the adoption of ASC 842 effective January 1, 2022. This was partially offset by a net decrease in fixed assets and other assets driven primarily by depreciation and amortization for the year and various disposals in fixed assets.

Assets of Consolidated Investment Funds decreased $120.7 million primarily due to decreases in investments and cash and cash equivalents due to the investment activity of the consolidated CLO funds, partially offset by increases in other assets.
Accrued performance allocation compensation decreased $70.5 million primarily attributable to settlements of performance allocation compensation exceeding performance allocation compensation expense recognized during the year ended December 31, 2022. The decrease is primarily attributable to Core Plus Realty IV of $34.0 million and Credit Solutions I of $27.8 million.
Other liabilities increased $106.3 million primarily due to the adoption of ASC 842 on January 1, 2022 and presentation of lease liabilities.
Liabilities of Consolidated Investment Funds decreased $110.6 million primarily due to a decrease in CLO notes payable and other liabilities, partially offset by an increase in accrued expenses.
Total partners’ capital decreased $153.9 million, primarily due to capital distributions of $235.0 million, which consisted of redemptions and operating distributions to partners, net comprehensive loss of $17.5 million and other capital reductions of $4.2 million for the year. These reductions in partners’ capital were partially offset by capital contributions of $102.9 million during the year ended December 31, 2022 which included partner subscriptions, equity award vesting and a conversion of certain other interests to capital during the year.
Non-GAAP Financial Measures
Although Angelo Gordon has not historically relied on the following non-GAAP financial measures to measure its performance, management of Angelo Gordon and TPG believe that inclusion of this information provides investors with a meaningful indication of Angelo Gordon’s operating performance.
Distributable Earnings. Distributable Earnings (“DE”) is used to assess performance and amounts potentially available for distributions to Angelo Gordon’s partners. DE is derived from and reconciled to, but not equivalent to, its most directly comparable U.S. GAAP measure of comprehensive income. DE differs from U.S. GAAP comprehensive income computed in accordance with U.S. GAAP in that it does not include (i) unrealized performance allocations and related compensation and benefit expense, (ii) unrealized investment income, (iii) equity-based compensation expense, (iv) net income (loss) attributable to non-controlling interests in consolidated entities or (v) certain non-cash items, such as contingent reserves.
While Angelo Gordon and TPG believe that the inclusion or exclusion of the aforementioned U.S. GAAP income statement items provides investors with a meaningful indication of Angelo Gordon’s core operating performance, the use of DE without consideration of the related U.S. GAAP measures is not adequate due to the adjustments described herein. This measure supplements U.S. GAAP comprehensive income and should be considered in addition to and not in lieu of the results of operations presented in accordance with U.S. GAAP discussed further under “—Key Components of Angelo Gordon’s Results of Operations—Results of Operations” prepared in accordance with U.S. GAAP.
After-Tax Distributable Earnings. After-tax Distributable Earnings (“After-tax DE”) is a non-GAAP performance measure of distributable earnings after reflecting the impact of income taxes. After-tax DE differs from U.S. GAAP comprehensive income computed in accordance with U.S. GAAP in that it does not include the items described in the definition of DE herein; however, unlike DE, it does reflect the impact of income taxes. Income taxes, for purposes of determining After-tax DE, represent the total U.S. GAAP income tax expense adjusted to include only the current tax expense (benefit) calculated on U.S. GAAP comprehensive income before income tax.
Angelo Gordon and TPG believe that while the inclusion or exclusion of the aforementioned U.S. GAAP income statement items provides investors with a meaningful indication of Angelo Gordon’s core operating performance, the use of After-tax DE without consideration of the related U.S. GAAP measures is not adequate due to the adjustments described herein. This measure supplements U.S. GAAP comprehensive income and should be considered in addition to and not in lieu of the results of operations presented in accordance with U.S. GAAP discussed further under “—Key Components of Angelo Gordon’s Results of Operations—Results of Operations.”

Fee-Related Earnings. Fee-Related Earnings (“FRE”) is a supplemental performance measure and is used to evaluate Angelo Gordon’s business and make resource deployment and other operational decisions. FRE differs from net income computed in accordance with U.S. GAAP in that it adjusts for the items included in the calculation of DE and also adjusts to exclude (i) realized performance allocations and related compensation expense, (ii) realized investment income from investments and financial instruments, (iii) net interest (interest expense less interest income), (iv) depreciation, (v) amortization and (vi) certain non-core income and expenses. Angelo Gordon uses FRE to measure the ability of the business to cover compensation and operating expenses from fee revenues other than capital allocation-based income. The use of FRE without consideration of the related U.S. GAAP measures is not adequate due to the adjustments described herein.
Fee-Related Revenues. Fee-related revenues is a component of FRE. Fee-related revenues is comprised of (i) management fees, (ii) fee-related performance revenues, (iii) transaction, monitoring and other fees, net, and (iv) other income. Fee-related performance revenues refers to incentive fees from perpetual capital vehicles that are: (i) measured and expected to be received on a recurring basis and (ii) not dependent on realization events from the underlying investments. Fee-related revenue differs from revenue computed in accordance with U.S. GAAP in that it excludes certain reimbursement expense arrangements. Refer to “—Reconciliation to U.S. GAAP Measures” to the comparable line items on the combined statements of operations.
Fee-Related Expenses. Fee-related expenses is a component of FRE. Fee-related expenses differs from expenses computed in accordance with U.S. GAAP in that it is net of certain reimbursement arrangements and does not include performance allocation compensation. Fee-related expenses is used in management’s review of the business. Refer to “—Reconciliation to U.S. GAAP Measures” to the comparable line items on the combined statements of operations.
Fee-related revenues and fee-related expenses are presented separately in Angelo Gordon’s calculation of non-GAAP measures in order to better illustrate the profitability of its FRE. The use of fee-related revenues and FRE without consideration of the related U.S. GAAP measures is not adequate due to the adjustments described herein.
Angelo Gordon’s calculations of DE, FRE, fee-related revenue and fee-related expenses may differ from the calculations of other investment managers. As a result, these measures may not be comparable to similar measures presented by other investment managers.

The following table sets forth Angelo Gordon’s total FRE and DE for the six months ended June 30, 2023 and 2022 and the years ended December 31, 2023, 2022 and 2021:

	Six Months Ended June 30,		Year Ended December 31,
	2023	2022	2022	2021	2020

	($ in thousands)
Management fees	$240,284	$200,359	$428,708	$381,778	$366,436
Fee-related performance revenues	5,180	989	7,317	4,280	243
Transaction, monitoring and other fees, net	1,162	520	2,507	702	878
Other Income	(323)	454	435	(774)	(358)
Fee-Related Revenues	246,303	202,322	438,967	385,986	367,199
Cash-based compensation and benefits, net	201,350	176,691	367,906	324,447	327,002
Fee-related performance compensation	2,718	242	2,994	1,779	769
Operating expenses, net	43,614	39,887	86,377	73,728	66,401
Fee-Related Expenses	247,682	216,820	457,277	399,954	394,172
Total Fee-Related Earnings	(1,379)	(14,498)	(18,310)	(13,968)	(26,973)
Realized performance allocations, net	27,693	77,857	146,490	198,256	41,259
Realized investment income and other, net	(15,997)	11,217	13,853	22,358	11,017
Depreciation expense	(5,272)	(5,831)	(11,323)	(14,308)	(13,580)
Interest expense, net	5,819	669	5,248	1,320	1,472
Distributable Earnings	10,864	69,414	135,958	193,658	13,195
Income taxes	(2,714)	(645)	(2,397)	(3,158)	(2,760)
After-Tax Distributable Earnings	$8,150	$68,769	$133,561	$190,500	$10,435
Six Months Ended June 30, 2023 compared to Six Months Ended June 30, 2022
Fee-Related Revenues
Fee-related revenues increased by $44.0 million, or 22%, for the six months ended June 30, 2023 compared to the six months ended June 30, 2022. The change was primarily due to additional management fees of $39.9 million and fee-related performance revenues of $4.2 million. In addition, transaction, monitoring and other fees, net increased $0.6 million and other income decreased $0.8 million over the same period.
Management Fees
The following table presents management fees for AG Credit and AG Real Estate for the six months ended June 30, 2023 and 2022:

	Six Months Ended June 30,
	2023	2022

	($ in thousands)
AG Credit	$146,288	$122,128
AG Real Estate	93,996	78,231
Total Management Fees	$240,284	$200,359
Management fees increased by $39.9 million, or 20%, for the six months ended June 30, 2023 compared to the six months ended June 30, 2022.
AG Credit increased by $24.2 million, or 20%, primarily due to growth in management fees from existing funds. Credit Solutions II increased $8.4 million as it deployed additional capital in the second half of 2022 and the first half of 2023, while MMDL IV increased $4.2 million as capital continued to be deployed throughout the second half of 2022. TCAP increased increased $3.4 million after closing in the second half of 2022.

AG Real Estate increased by $15.8 million, or 20%, primarily due to additional management fees of $10.9 million from Asia Realty V and $10.4 million from Realty Value XI, partially offset by a $3.2 million decrease in Asia Realty IV. Both Asia Realty V and Realty Value XI had investor closes through the second half of 2022 and first half of 2023, which increased fee paying AUM over the period.
Catch-up management fees, resulting from additional capital commitments from limited partners, totaled $2.1 million during the six months ended June 30, 2023, driven primarily by $1.9 million in Asia Realty V which had its initial close in 2022.
Fee-related Performance Revenues
The following table presents fee-related performance revenues for AG Credit and AG Real Estate for the six months ended June 30, 2023 and 2022:

	Six Months Ended June 30,
	2023	2022

	($ in thousands)
AG Credit	$4,294	$989
AG Real Estate	886	—
Total Fee-related Performance Revenues	$5,180	$989
Fee-related performance revenues increased $4.2 million for the six months ended June 30, 2023 compared to the six months ended June 30, 2022, primarily due to increased incentive fees from certain Twin Brook BDC funds. Angelo Gordon expects certain fee-related performance revenues to be recognized in the fourth quarter of each year in connection with the typical measurement period end date of each applicable fund’s performance against the annual performance hurdles.
Transaction, Monitoring and Other Fees, Net
The following table presents transaction, monitoring and other fees, net for AG Credit and AG Real Estate for the six months ended June 30, 2023 and 2022:

	Six Months Ended June 30,
	2023	2022

	($ in thousands)
AG Credit	$583	$20
AG Real Estate	579	500
Total Transaction, Monitoring and Other Fees, Net	$1,162	$520
Transaction, monitoring and other fees, net increased by $0.6 million for the six months ended June 30, 2023 compared to the six months ended June 30, 2022. This increase was primarily attributable to additional administrative agent fees revenues from certain Twin Brook BDC funds.
Other Income
Total other income decreased by $0.8 million for the six months ended June 30, 2022 compared to the six months ended June 30, 2022.
Fee-Related Expenses
Fee-related expenses increased by $30.9 million, or 14%, for the six months ended June 30, 2023 compared to the six months ended June 30, 2022, primarily due to an increase in cash-based compensation and benefits, net of $24.7 million and an increase in operating expenses, net of $3.7 million.

Cash-based Compensation and Benefits, Net
The following table presents Angelo Gordon’s cash-based compensation and benefits, net for the six months ended June 30, 2023 and 2022:

	Six Months Ended June 30,
	2023	2022

	($ in thousands)
Salaries	$65,394	$59,175
Bonuses	118,515	104,173
Benefits and other	21,127	17,660
Reimbursements	(3,686)	(4,317)
Total Cash-based Compensation and Benefits, Net	$201,350	$176,691
Total cash-based compensation and benefits, net increased by $24.7 million, or 14%, for the six months ended June 30, 2023 compared to the six months ended June 30, 2022. This change was primarily due to an increase in accrued bonuses of $14.3 million, salaries of $6.2 million and benefits and other of $3.5 million.
Fee-related Performance Compensation
The following table presents Angelo Gordon’s fee-related performance compensation for the six months ended June 30, 2023 and 2022:

	Six Months Ended June 30,
	2023	2022

	($ in thousands)
AG Credit	$2,262	$242
AG Real Estate	456	—
Total Fee-related Performance Compensation	$2,718	$242
Total fee-related performance compensation increased by $2.5 million for the six months ended June 30, 2023 compared to the six months ended June 30, 2022. This change was primarily due to increased fee-related performance compensation earned by Twin Brook BDC funds in AG Credit.
Operating Expenses, Net
Operating expenses, net includes general and administrative expenses such as information technology costs, professional fees and travel expenses, and is presented net of any reimbursement revenues associated with such expenses. Operating expenses, net was $43.6 million and $39.9 million for the six months ended June 30, 2023 and 2022, respectively, with the increase of $3.7 million, or 9%, due to increases of $3.2 million in information technology costs and $0.5 million in other expenses.
Realized Performance Allocations, Net
Realized performance allocations, net include gross realized performance allocations of $52.6 million and $159.2 million, net of realized performance allocations to Angelo Gordon affiliated partners and professionals of $24.9 million and $81.3 million for the six months ended June 30, 2023 and 2022, respectively.

The following table presents realized performance allocations, net for AG Credit and AG Real Estate for the six months ended June 30, 2023 and 2022:

	Six Months Ended June 30,
	2023	2022

	($ in thousands)
AG Credit	$19,631	$61,933
AG Real Estate	8,062	15,924
Total Realized Performance Allocations, Net	$27,693	$77,857
Realized performance allocations, net decreased by $50.2 million, or 64%, for the six months ended June 30, 2023 compared to the six months ended June 30, 2022. This was primarily driven by a $42.3 million decrease in AG Credit, including decreases of $14.6 million, $13.5 million and $10.2 million from Credit Solutions I, MMDL III and Energy IV, respectively. AG Real Estate decreased by $7.9 million, primarily due to a $9.5 million decrease from Realty Value X, which was partially offset by a $2.4 million increase from Europe Realty I.
Realized Investment Income and Other, Net
The following table presents Angelo Gordon’s realized investment income and other, net for the six months ended June 30, 2023 and 2022:

	Six Months Ended June 30,
	2023	2022

	($ in thousands)
Investments in Angelo Gordon funds	$5,505	$14,236
Other investments	121	117
Non-core income (expense)	(21,623)	(3,136)
Total Realized Investment Income and Other, Net	$(15,997)	$11,217
Realized investment income and other, net decreased by $27.2 million, resulting from an increase in non-core expenses of $18.5 million and a decrease of $8.7 million from investments in Angelo Gordon funds driven by lower fund realizations. Non-core expenses, which generally consist of transaction-related expenses, increased $18.5 million primarily due to professional fees related to the Transactions during the first half of 2023.
Depreciation
Depreciation expense decreased by $0.6 million, or 10%, for the six months ended June 30, 2023 compared to the six months ended June 30, 2022, due to the disposition of certain fixed assets during the second half of 2022.
Interest Expense, Net
The following table presents Angelo Gordon’s interest expense, net for the six months ended June 30, 2023 and 2022:

	Six Months Ended June 30,
	2023	2022

	($ in thousands)
Interest expense	$3,215	$1,099
Interest and dividend (income)	(9,034)	(1,768)
Interest Expense, Net	$(5,819)	$(669)
Interest expense, net decreased by $5.2 million for the six months ended June 30, 2023 compared to the six months ended June 30, 2023, primarily due to higher interest rates on bank deposits, partially offset by higher market interest rates on variable rate debt.

Distributable Earnings
The decrease of $58.6 million, or 84%, in DE for the six months ended June 30, 2023 compared to the six months ended June 30, 2022 was primarily due to lower realized performance allocations, net and lower realized investment income and other, net.
Income Taxes
Income taxes increased $2.1 million for the six months ended June 30, 2023 compared to the six months ended June 30, 2022, primarily due to higher income subject to local and non-U.S. taxes in Angelo Gordon’s operating subsidiaries.
Years Ended December 31, 2022, 2021 and 2020
Fee-Related Revenues
Year Ended December 31, 2022 compared to Year Ended December 31, 2021
Fee-related revenues increased by $53.0 million, or 14% for the year ended December 31, 2022 compared to the year ended December 31, 2021. The increase was primarily due to additional management fees of $46.9 million and fee-related performance revenues of $3.0 million. Transaction, monitoring and other fees, net and other income also increased $1.8 million and $1.2 million, respectively, over the same period.
Year Ended December 31, 2021 compared to Year Ended December 31, 2020
Fee-related revenues increased by $18.8 million, or 5%, for the year ended December 31, 2021 compared to the year ended December 31, 2020. The increase was primarily due to additional management fees of $15.3 million and fee-related performance revenues of $4.0 million.
Management Fees
The following table presents management fees for AG Credit and AG Real Estate for the years ended December 31, 2022, 2021 and 2020:

	Year Ended December 31,
	2022	2021	2020

	($ in thousands)
AG Credit	$254,910	$221,544	$201,890
AG Real Estate	173,798	160,234	164,546
Total Management Fees	$428,708	$381,778	$366,436
Year Ended December 31, 2022 compared to Year Ended December 31, 2021
Management fees increased by $46.9 million, or 12%, for the year ended December 31, 2022 compared to the year ended December 31, 2021. AG Credit saw an increase of $33.4 million, or 15%, primarily due to net increases in revenues from existing funds. MMDL IV increased $18.7 million, Credit Solutions II increased $11.8 million and Essential Housing II increased $6.0 million as capital continued to be deployed throughout 2022. This was partially offset by decreases of $5.1 million from MMDL II and $4.3 million from MVP Fund.
AG Real Estate saw an increase of $13.6 million, or 8%, primarily due to additional management fees from new funds activated during 2022 driven by $18.2 million from Realty Value XI and $10.6 million from Asia Realty V, which were activated in the first and second quarter of 2022, respectively. This was partially offset by decreases of $4.3 million from Asia Realty IV, $4.2 million from Core Plus Realty IV and $4.0 million from Realty IX.

Year Ended December 31, 2021 compared to Year Ended December 31, 2020
Management fees increased by $15.3 million, or 4%, for the year ended December 31, 2021 compared to the year ended December 31, 2020. AG Credit saw an increase of $19.7 million, or 10%, primarily due to existing funds. Specifically, increases were primarily driven by $9.0 million from MMDL IV, $4.8 million from Credit Solutions I, $3.7 million from MMDL III and $3.6 million from Essential Housing I. This was partially offset by decreases of $5.2 million from MMDL II and $4.9 million from Super Fund.
AG Real Estate saw a decrease of $4.3 million, or 3%, primarily due to $4.3 million from Realty VIII and $2.1 million from Asia Realty III. This was partially offset by a $3.8 million increase from Net Lease Realty IV.
Catch-up management fees, resulting from additional capital commitments from limited partners, totaled $2.4 million primarily driven by $1.2 million and $1.1 million for Europe Realty III and Net Lease Realty IV, respectively, for the year ended December 31, 2020.
Fee-related Performance Revenues
The following table presents fee-related performance revenues for AG Credit and AG Real Estate for the years ended December 31, 2022, 2021 and 2020:

	Year Ended December 31,
	2022	2021	2020

	($ in thousands)
AG Credit	$7,293	$3,278	$213
AG Real Estate	24	1,002	30
Total Fee-related Performance Revenues	$7,317	$4,280	$243
Year Ended December 31, 2022 compared to Year Ended December 31, 2021
Fee-related performance revenues increased by $3.0 million, or 71%, for the year ended December 31, 2022 compared to the year ended December 31, 2021, primarily due to certain Twin Brook BDC funds and an AG Middle Market Direct Lending SMA. This was partially offset by lower fee-related performance revenues from certain SMAs and similar funds.
Year Ended December 31, 2021 compared to Year Ended December 31, 2020
Fee-related performance revenues increased by $4.0 million for the year ended December 31, 2021 compared to the year ended December 31, 2020, primarily driven by SMAs and a Twin Brook BDC fund.
Transaction, Monitoring and Other Fees, Net
The following table presents transaction, monitoring and other fees, net for AG Credit and AG Real Estate for the years ended December 31, 2022, 2021 and 2020:

	Year Ended December 31,
	2022	2021	2020

	($ in thousands)
AG Credit	$1,057	$—	$—
AG Real Estate	1,450	702	878
Total Transaction, Monitoring and Other Fees, Net	$2,507	$702	$878
Year Ended December 31, 2022 compared to Year Ended December 31, 2021
Transaction, monitoring and other fees, net increased by $1.8 million for the year ended December 31, 2022 compared to the year ended December 31, 2021. This increase was primarily attributable to increased administrative agent fees in MMDL Evergreen, MMDL V, and an AG Middle Market Direct Lending SMA.

Year Ended December 31, 2021 compared to Year Ended December 31, 2020
Transaction, monitoring and other fees, net decreased by $0.2 million for the year ended December 31, 2021 compared to the year ended December 31, 2020. This decrease was primarily attributable to decreased consultancy fees from certain SMAs.
Other Income
Total other income increased by $1.2 million for the year ended December 31, 2022 compared to the year ended December 31, 2021, and decreased by $0.4 million for the year ended December 31, 2021 compared to the year ended December 31, 2020.
Fee-Related Expenses
Year Ended December 31, 2022 compared to Year Ended December 31, 2021
Fee-related expenses increased by $57.3 million, or 14%, for the year ended December 31, 2022 compared to the year ended December 31, 2021 primarily due to an increase in cash-based compensation and benefits, net of $43.5 million and an increase in operating expenses, net of $12.6 million.
Year Ended December 31, 2021 compared to Year Ended December 31, 2020
Fee-related expenses increased by $5.8 million, or 1%, for the year ended December 31, 2021 compared to the year ended December 31, 2020, primarily due to an increase of $7.3 million in operating expenses, net, partially offset by a decrease in cash-based compensation and benefits, net of $2.6 million.
Cash-based Compensation and Benefits, Net
The following table presents Angelo Gordon’s cash-based compensation and benefits, net for the years ended December 31, 2022, 2021 and 2020:

	Year Ended December 31,
	2022	2021	2020

	($ in thousands)
Salaries	$121,055	$109,351	$102,282
Bonuses	214,425	181,853	196,777
Benefits and other	40,901	37,039	30,743
Reimbursements	(8,475)	(3,796)	(2,800)
Total Cash-based Compensation and Benefits, Net	$367,906	$324,447	$327,002
Year Ended December 31, 2022 compared to Year Ended December 31, 2021
Total cash-based compensation and benefits, net increased by $43.5 million, or 13%, for the year ended December 31, 2022 compared to the year ended December 31, 2021. This change was primarily due to additional bonus expense of $32.6 million, salaries of $11.7 million and benefits and other of $3.9 million, which were offset by increased reimbursements of $4.7 million.
Year Ended December 31, 2021 compared to Year Ended December 31, 2020
Total cash-based compensation and benefits, net decreased by $2.6 million for the year ended December 31, 2021 compared to the year ended December 31, 2020. This change was primarily due to a net decrease in bonus expense of $14.9 million. This was partially offset by an increase in salaries of $7.1 million.

Fee-related Performance Compensation
The following table presents Angelo Gordon’s fee-related performance compensation for the years ended December 31, 2022, 2021 and 2020:

	Year Ended December 31,
	2022	2021	2020

	($ in thousands)
AG Credit	$2,982	$1,278	$811
AG Real Estate	12	501	(42)
Total Fee-related Performance Compensation	$2,994	$1,779	$769
Year Ended December 31, 2022 compared to Year Ended December 31, 2021
Total fee-related performance compensation increased by $1.2 million for the year ended December 31, 2022 compared to the year ended December 31, 2021. This change was primarily due to increased fee-related performance compensation earned by Twin Brook BDC funds and an AG Middle Market Direct Lending SMA within AG Credit.
Year Ended December 31, 2021 compared to Year Ended December 31, 2020
Total fee-related performance compensation increased by $1.0 million for the year ended December 31, 2021 compared to the year ended December 31, 2020. This change was primarily due to increased fee-related performance compensation earned by certain SMAs and a Twin Brook BDC fund.
Operating Expenses, Net
Year Ended December 31, 2022 compared to Year Ended December 31, 2021
Operating expenses, net were $86.4 million and $73.7 million for the years ended December 31, 2022 and 2021, respectively. The increase of $12.6 million, or 17%, was primarily due to increases of $3.9 million in information technology costs and a net increase of $8.7 million across other operating expenses, including travel expenses, professional fees and location expenses.
Year Ended December 31, 2021 compared to Year Ended December 31, 2020
Operating expenses, net were $73.7 million and $66.4 million for the years ended December 31, 2021 and 2020, respectively. The increase of $7.3 million, or 11%, was primarily due to increases of $3.7 million in information technology costs and $3.6 million in professional fees and other operating expenses.
Realized Performance Allocations, Net
Realized performance allocations, net include gross realized performance allocations of $293.9 million, $381.1 million and $76.8 million, net of realized performance allocations to Angelo Gordon affiliated partners and professionals of $147.4 million, $182.8 million and $35.5 million for the years ended December 31, 2022, 2021 and 2020, respectively.
The following table presents realized performance allocations, net for AG Credit and AG Real Estate for the years ended December 31, 2022, 2021 and 2020:

	Year Ended December 31,
	2022	2021	2020

	($ in thousands)
AG Credit	$115,507	$161,506	$28,609
AG Real Estate	30,983	36,750	12,650
Total Realized Performance Allocations, Net	$146,490	$198,256	$41,259

Year Ended December 31, 2022 compared to Year Ended December 31, 2021
Realized performance allocations, net decreased by $51.8 million, or 26%, for the year ended December 31, 2022 compared to the year ended December 31, 2021. This was primarily driven by a $46.0 million decrease in AG Credit as realized performance allocations, net decreased $33.0 million from MVP Fund, $18.5 million from Credit Solutions I Dislocation A and $10.8 million from Super Fund. This was partially offset by increases of $15.2 million from Energy IV and $14.6 million from MMDL III.
AG Real Estate saw a net decrease of $5.8 million, with a $21.3 million decrease from Europe Realty I, partially offset by a $20.2 million increase at Realty Value X.
Year Ended December 31, 2021 compared to Year Ended December 31, 2020
Realized performance allocations, net increased by $157.0 million for the year ended December 31, 2021, compared to the year ended December 31, 2020. This was primarily driven by a $132.9 million increase in AG Credit resulting from increases of $29.8 million from MVP Fund, $18.5 million from Credit Solutions I Dislocation A, $13.7 million from MMDL III, $12.0 million from MMDL II and $10.5 million from Credit Solutions I. This was partially offset by a decrease of $7.2 million from STAR.
AG Real Estate saw an increase of $24.1 million, primarily due to increases of $21.4 million from Europe Realty I and $6.4 million from Core Plus Realty III, partially offset by a $4.0 million decrease from Net Lease Realty II.
Realized Investment Income and Other, Net
The following table presents Angelo Gordon’s realized investment income and other, net for the years ended December 31, 2022, 2021 and 2020:

	Year Ended December 31,
	2022	2021	2020

	($ in thousands)
Investments in Angelo Gordon funds	$21,368	$25,809	$14,720
Other investments	363	630	(72)
Non-core income (expense)	(7,878)	(4,081)	(3,631)
Total Realized Investment Income and Other, Net	$13,853	$22,358	$11,017
Year Ended December 31, 2022 compared to Year Ended December 31, 2021
Realized investment income and other, net decreased by $8.5 million, or 38%, resulting from $4.4 million of lower investment income from the firm’s investments in its funds as a result of lower fund realization activity. Non-core expenses also contributed to the decrease, increasing by $3.8 million.
Year Ended December 31, 2021 compared to Year Ended December 31, 2020
Realized investment income and other, net increased by $11.3 million, or 103%, resulting from higher investment income of $11.1 million from the firm’s investments in its funds as a result of increased fund realizations, partially offset by an increase in non-core expenses of $0.5 million.
Depreciation
Depreciation expense decreased by $3.0 million, or 21%, for the year ended December 31, 2022 compared to the year ended December 31, 2021 due to certain assets being fully depreciated in 2021.
Depreciation expense increased by $0.7 million, or 5%, for the year ended December 31, 2021 compared to the year ended December 31, 2020.

Interest Expense, Net
The following table presents Angelo Gordon’s interest expense, net for the years ended December 31, 2022, 2021 and 2020:

	Year Ended December 31,
	2022	2021	2020

	($ in thousands)
Interest expense	$2,836	$1,564	$2,164
Interest and dividend (income)	(8,084)	(2,884)	(3,636)
Interest Expense, Net	$(5,248)	$(1,320)	$(1,472)
Interest expense, net decreased by $3.9 million for the year ended December 31, 2022 compared to the year ended December 31, 2021. This change was primarily due to a $5.2 million increase in interest and dividend income partially offset by an increase in interest expense of $1.3 million on variable rate debt.
Interest expense, net increased by $0.2 million, or 10%, for the year ended December 31, 2021 compared to the year ended December 31, 2020. This change was primarily due to a decrease in interest and dividend income of $0.8 million partially offset by a decrease in interest expense of $0.6 million.
Distributable Earnings
Year Ended December 31, 2022 compared to Year Ended December 31, 2021
The decrease of $57.7 million, or 30%, in DE for the year ended December 31, 2022 compared to the year ended December 31, 2021 was primarily due to a decrease in realized performance allocations, net and realized investment income and other, net.
Year Ended December 31, 2021 compared to Year Ended December 31, 2020
The increase of $180.5 million in DE for the year ended December 31, 2021 compared to the year ended December 31, 2020 was primarily due to an increase in realized performance allocations, net and realized investment income and other, net.
Income Taxes
Income taxes decreased $0.8 million for the year ended December 31, 2022 compared to the year ended December 31, 2021, and increased $0.4 million for the year ended December 31, 2021 compared to the year ended December 31, 2020.

Unaudited Non-GAAP Balance Sheet Measures
Book assets, book liabilities and net book value are non-GAAP performance measures of Angelo Gordon’s assets, liabilities and equity on a deconsolidated basis which reflects certain of the firm’s investments in subsidiaries as equity method investments. Additionally, the book assets, book liabilities and net book value include the tax assets and liabilities of Angelo Gordon. Angelo Gordon utilizes these measures to assess the unrealized value of book assets after deducting for book liabilities as well as assess the firm’s indirect interest in accrued performance allocations from funds and co-investments in funds and third-party investments. Angelo Gordon believes these measures are useful to investors as they provide additional insight into the net assets of API on a deconsolidated basis. These non-GAAP financial measures should not be considered as a substitute for, or superior to, similar financial measures calculated in accordance with U.S. GAAP. These non-GAAP financial measures may differ from the calculations of other alternative asset managers and, as a result, may not be comparable to similar measures presented by other companies. Refer to “––Reconciliation to U.S. GAAP Measures” for reconciliations of the Condensed Consolidated Statements of Financial Condition to the non-GAAP Balance Sheet.
The following table sets forth Angelo Gordon’s non-GAAP book assets, book liabilities and net book value as of June 30, 2023, December 31, 2022 and 2021:

($ in thousands)	June 30, 2023	December 31, 2022	December 31, 2021
Book Assets
Cash and cash equivalents	$—	$9,082	$724
Accrued performance allocations and performance fee receivable	431,135	404,000	541,130
Other investments	224,070	237,955	267,567
Other assets, net	277,750	338,422	287,119
Total Book Assets	$932,955	$989,459	$1,096,540
Book Liabilities
Accounts payable, accrued expenses and other	$4,001	$13,283	$2,114
Credit facility	25,000	25,000	—
Total Book Liabilities	$29,001	$38,283	$2,114
Net Book Value	$903,954	$951,176	$1,094,426

During the six months ended June 30, 2023, net book value decreased, primarily due to capital distributions partially offset by performance appreciation and capital contributions.

Reconciliation to U.S. GAAP Measures
The following tables reconcile the most directly comparable financial measures calculated and presented in accordance with U.S. GAAP to non-GAAP financial measures for the six months ended June 30, 2023 and 2022 and the years ended December 31, 2022, 2021 and 2020:
Revenue

	Six Months Ended June 30,		Year Ended December 31,
	2023	2022	2022	2021	2020

	($ in thousands)
GAAP Revenue	$395,968	$336,649	$593,068	$1,264,060	$458,773
Capital-allocation based income	(109,560)	(92,748)	(76,243)	(814,309)	(24,152)
Expense reimbursements	(34,029)	(34,945)	(66,467)	(54,049)	(56,322)
Investment income and other	(6,076)	(6,634)	(11,391)	(9,716)	(11,100)
Fee-Related Revenue	$246,303	$202,322	$438,967	$385,986	$367,199
Expenses

	Six Months Ended June 30,		Year Ended December 31,
	2023	2022	2022	2021	2020

	($ in thousands)
GAAP Expenses	$428,141	$352,481	$685,061	$959,732	$558,586
Depreciation and amortization	(5,272)	(5,831)	(11,323)	(14,308)	(13,580)
Interest expense	(3,215)	(1,099)	(2,836)	(1,564)	(2,164)
Expenses of Consolidated Angelo Gordon Investment Funds	(51,406)	(22,171)	(60,845)	(41,851)	(49,588)
Expense reimbursements	(34,023)	(34,910)	(66,397)	(54,059)	(56,279)
Performance allocation compensation	(40,346)	(53,595)	(39,714)	(339,063)	(3,807)
Equity-based compensation	(4,653)	(3,715)	(9,711)	(33,543)	(10,637)
Non-core expenses and other	(41,544)	(14,340)	(36,958)	(75,390)	(28,359)
Fee-Related Expenses	$247,682	$216,820	$457,277	$399,954	$394,172

Comprehensive income (loss)

	Six Months Ended June 30,		Year Ended December 31,
	2023	2022	2022	2021	2020

	($ in thousands)
GAAP Comprehensive Income (Loss)	$28,249	$4,525	$(17,519)	$362,001	$(42,949)
Net (income) loss attributable to non-controlling interests in consolidated Angelo Gordon Funds	640	3,390	(343)	(6,570)	(78)
Net (income) loss attributable to other non-controlling interests	49	205	350	(433)	832
Equity-based compensation	4,191	3,814	9,433	33,758	10,789
Unrealized performance allocations, net	(26,919)	38,379	115,628	(182,511)	28,677
Unrealized investment income	2,280	15,170	25,198	(16,251)	14,629
Income taxes	94	—	(1,103)	1,691	354
Non-recurring and other	(434)	3,286	1,917	(1,185)	(1,819)
After-tax Distributable Earnings	$8,150	$68,769	$133,561	$190,500	$10,435
Income taxes	2,714	645	2,397	3,158	2,760
Distributable Earnings	$10,864	$69,414	$135,958	$193,658	$13,195
Realized performance allocations, net	(27,693)	(77,857)	(146,490)	(198,256)	(41,259)
Realized investment income and other, net	15,997	(11,217)	(13,853)	(22,358)	(11,017)
Depreciation expense	5,272	5,831	11,323	14,308	13,580
Interest expense, net	(5,819)	(669)	(5,248)	(1,320)	(1,472)
Fee-Related Earnings	$(1,379)	$(14,498)	$(18,310)	$(13,968)	$(26,973)

Balance sheet
The following tables reconcile the most directly comparable financial measures calculated and presented in accordance with U.S. GAAP to non-GAAP financial measures as of June 30, 2023 and the years ended December 31, 2022 and 2021:

($ in thousands)	June 30, 2023	December 31, 2022	December 31, 2021
Total GAAP Assets	$1,839,292	$3,401,797	$3,628,557
Impact of Consolidated Investment Funds
Cash, cash equivalents and restricted cash	—	(40,456)	(88,216)
Investments	—	(1,316,531)	(1,398,582)
Other Assets	—	(42,970)	(33,854)
Subtotal for Consolidated Investment Funds	—	(1,399,957)	(1,520,652)
Impact of other consolidated entities
Cash, cash equivalents and restricted cash	(107,055)	(110,195)	(59,574)
Investments	(470,993)	(439,547)	(519,974)
Due from affiliates	(6,003)	(25,184)	(103,570)
Other assets	(3,950)	(3,880)	(5,099)
Subtotal for other consolidated entities	(588,001)	(578,806)	(688,217)
Reclassification adjustments (1)
Cash, cash equivalents and restricted cash	(333,027)	(488,143)	(432,023)
Due from affiliates	(110,199)	(132,991)	(107,330)
Investments	(655,613)	(641,953)	(808,697)
Accrued performance allocations and performance fee receivable	431,135	404,000	541,130
Other investments	224,070	237,955	267,567
Other assets	125,298	187,557	216,205
Subtotal for reclassification adjustments	(318,336)	(433,575)	(323,148)
Total Book Assets	$932,955	$989,459	$1,096,540

($ in thousands)	June 30, 2023	December 31, 2022	December 31, 2021
Total GAAP Liabilities	$929,081	$2,416,081	$2,488,986
Impact of Consolidated Investment Funds
CLO notes payable	—	(1,310,701)	(1,399,436)
Accrued expenses	—	(10,121)	(2,954)
Other liabilities	—	(45,502)	(74,499)
Subtotal for Consolidated Investment Funds	—	(1,366,324)	(1,476,889)
Impact of other consolidated entities
Accounts payable and accrued expenses	(6)	(6)	(10)
Due to affiliates	(732)	(8,328)	(358)
Accrued performance allocation compensation	(486,679)	(478,559)	(549,061)
Accrued cash and equity-based compensation and benefits	(14,260)	(12,443)	(54,277)
Repurchase agreements	(82,374)	(80,807)	(85,913)
Subtotal for other consolidated entities	(584,051)	(580,143)	(689,619)
Reclassification adjustments (1)
Accounts payable and accrued expenses	(49,161)	(33,357)	(55,290)
Due to affiliates	(8,555)	(32,487)	(12,344)
Accrued cash and equity-based compensation and benefits	(143,915)	(259,219)	(252,730)
Other liabilities	(114,398)	(106,268)	—
Subtotal for reclassification adjustments	(316,029)	(431,331)	(320,364)
Total Book Liabilities	$29,001	$38,283	$2,114

Total GAAP Equity	$910,211	$985,716	$1,139,571
Impact of Consolidated Investment Funds	—	(33,633)	(43,763)
Impact of other consolidated entities	(3,950)	1,337	1,402
Reclassification adjustments (1)	(2,307)	(2,244)	(2,784)
Net Book Value	$903,954	$951,176	$1,094,426
___________
(1)Certain amounts were reclassified to reflect how Angelo Gordon utilizes its non-GAAP balance sheet measures. Angelo Gordon separately analyzes its investments on a non-GAAP basis between accrued performance fees and other investments, which consists of co-investments into the firm’s funds and other equity method investments. Additionally, Angelo Gordon reclassified U.S. GAAP financial statement amounts due from affiliates and certain amounts within other assets, net for non-GAAP purposes and reclassified U.S. GAAP financial statement amounts due to affiliates and other liabilities within accounts payable, accrued expenses and other for non-GAAP purposes.
Operating Metrics
Angelo Gordon monitors certain operating metrics that are common to the asset management industry and that Angelo Gordon believes provide important data regarding its business. Although Angelo Gordon has not historically prepared the following operating metrics on the terms presented here or at all, management of Angelo Gordon and TPG believe that inclusion of this information provides investors with a meaningful indication of Angelo Gordon’s operating performance.

Assets Under Management
AUM represents the sum of:
1)the fair value of the investments and financial instruments held by the credit and real estate funds (including fund-level asset-related leverage), other than as described below, as well as related co-investment vehicles managed or advised by Angelo Gordon, plus the capital that the firm is entitled to call from investors in those funds and vehicles, pursuant to the terms of their respective capital commitments, net of outstanding leverage associated with subscription related credit facilities, and including capital commitments to funds that have yet to commence their investment periods,
2)the gross amount of assets (including leverage where applicable) for real estate investment funds and BDCs, and
3)the aggregate par amount of collateral assets, including principal cash, for the firm’s collateralized loan obligation vehicles.
The definition of AUM is not based on any definition of AUM that may be set forth in the agreements governing the investment funds that Angelo Gordon manages or calculated pursuant to any regulatory definitions.
The tables below present rollforwards of the total AUM of Angelo Gordon, including AG Credit and AG Real Estate, for the six months ended June 30, 2023 and 2022 and for the years ended December 31, 2022, 2021 and 2020:

	Six Months Ended June 30, 2023			Six Months Ended June 30, 2022

	($ in millions)
	AG Credit	AG Real Estate	Total	AG Credit	AG Real Estate	Total
Balance as of Beginning of Period	$55,605	$18,070	$73,675	$52,617	$14,378	$66,995
Capital Raised	1,807	630	2,437	3,331	2,655	5,986
Realizations	(1,616)	(1,028)	(2,644)	(2,468)	(2,005)	(4,473)
Outflows (1)	(415)	—	(415)	(394)	—	(394)
Changes in Investment Value and Other (2)	1,174	49	1,223	977	1,503	2,480
AUM as of end of period	$56,555	$17,721	$74,276	$54,063	$16,531	$70,594

	Year Ended December 31, 2022			Year Ended December 31, 2021			Year Ended December 31, 2020

	($ in millions)
	AG Credit	AG Real Estate	Total	AG Credit	AG Real Estate	Total	AG Credit	AG Real Estate	Total
Balance as of Beginning of Period	$52,617	$14,378	$66,995	$40,091	$14,195	$54,286	$38,753	$13,471	$52,224
Capital Raised	5,769	5,218	10,987	12,739	468	13,207	7,057	1,619	8,676
Realizations	(4,003)	(3,576)	(7,579)	(4,661)	(4,007)	(8,668)	(1,854)	(2,393)	(4,247)
Outflows (1)	(940)	—	(940)	(1,735)	—	(1,735)	(1,890)	—	(1,890)
Changes in Investment Value and Other (2)	2,162	2,050	4,212	6,183	3,722	9,905	(1,975)	1,498	(477)
AUM as of end of period	$55,605	$18,070	$73,675	$52,617	$14,378	$66,995	$40,091	$14,195	$54,286
___________
(1)Outflows represent redemptions and withdrawals.
(2)Changes in Investment Value and Other consists of changes in fair value, capital invested, available capital, net fund-level asset related leverage activity and other investment activities.

AUM increased from $73.7 billion as of December 31, 2022 to $74.3 billion as of June 30, 2023. The change resulted from $2.4 billion of new capital raised attributable to Europe Realty IV, MMDL V and ABC Fund and $1.2 billion of changes in investment value and other attributable to MITT, MMDL IV and MVP Fund. This was offset by realizations of $2.6 billion related to Credit Solutions I, Realty Value X and MMDL III.
AUM increased from $67.0 billion as of December 31, 2021 to $73.7 billion as of December 31, 2022. The increase was primarily related to new capital of $11.0 billion, primarily attributable to Realty Value XI, Asia Realty V and MMDL V and $4.2 billion of changes in investment value and other, primarily attributable to Realty Value X, MITT and Essential Housing II. Realizations totaled $7.6 billion and were primarily attributable to Realty Value Fund X, MMDL III and Energy IV.
AUM increased from $54.3 billion as of December 31, 2020 to $67.0 billion as of December 31, 2021. The increase was primarily related to new capital of $13.2 billion, primarily attributable to Credit Solutions II, Essential Housing II and a certain Middle Market Direct Lending SMA, and $9.9 billion of changes in investment value and other, primarily attributable to MITT, Realty Value X and MMDL IV. Realizations totaled $8.7 billion and were primarily attributable to Realty Value X, Credit Solutions I Dislocation A and MMDL II.
Fee Earning Assets Under Management
FAUM represents only the AUM from which Angelo Gordon is entitled to receive management fees. FAUM is the sum of all the individual fee bases that are used to calculate Angelo Gordon’s management fees and differs from AUM in the following respects: (i) assets and commitments from which Angelo Gordon is not entitled to receive a management fee are excluded (e.g., assets and commitments with respect to which the firm is entitled to receive only performance allocations or are otherwise not currently entitled to receive a management fee) and (ii) certain assets, primarily in Angelo Gordon’s Credit and Real Estate funds, have different methodologies for calculating management fees that are not based on the fair value of the respective funds’ underlying investments. Angelo Gordon believes this measure is useful to investors as it provides additional insight into the capital base upon which the firm earns management fees. Angelo Gordon’s definition of FAUM is not based on any definition of AUM or FAUM that is set forth in the agreements governing the investment funds and products that it manages.
The tables below present rollforwards of the total FAUM of Angelo Gordon, including AG Credit and AG Real Estate, for the six months ended June 30, 2023 and 2022 and for the years ended December 31, 2022, 2021 and 2020:

	Six Months Ended June 30, 2023			Six Months Ended June 30, 2022
	AG Credit	AG Real Estate	Total	AG Credit	AG Real Estate	Total

	($ in millions)
Balance as of Beginning of Period	$36,816	$13,595	$50,411	$32,056	$10,875	$42,931
Fee Earning Capital Raised (1)	947	558	1,505	1,507	2,589	4,096
Net Change in Investment Activity (2)	233	(359)	(126)	200	(532)	(332)
Reduction in Fee Base of Certain Funds (3)	—	(653)	(653)	(15)	(1,282)	(1,297)
Outflows (4)	(415)	—	(415)	(366)	—	(366)
FAUM as of end of period	$37,581	$13,141	$50,722	$33,382	$11,650	$45,032

	Year Ended December 31, 2022			Year Ended December 31, 2021			Year Ended December 31, 2020
	AG Credit	AG Real Estate	Total	AG Credit	AG Real Estate	Total	AG Credit	AG Real Estate	Total

	($ in millions)
Balance as of Beginning of Period	$32,056	$10,875	$42,931	$26,155	$11,807	$37,962	$23,784	$10,605	$34,389
Fee Earning Capital Raised (1)	3,161	5,092	8,253	4,721	202	4,923	4,470	1,712	6,182
Net Change in Investment Activity (2)	2,611	(972)	1,639	3,013	(1,134)	1,879	(260)	38	(222)
Reduction in Fee Base of Certain Funds (3)	(240)	(1,400)	(1,640)	(132)	—	(132)	(10)	(548)	(558)
Outflows (4)	(772)	—	(772)	(1,701)	—	(1,701)	(1,829)	—	(1,829)
FAUM as of end of period	$36,816	$13,595	$50,411	$32,056	$10,875	$42,931	$26,155	$11,807	$37,962
_________
(1)Fee Earning Capital Raised represents capital raised by Angelo Gordon’s funds for which management fees were activated during the period.
(2)Net Change in Investment Activity includes capital invested during the period, net of return of capital distributions, for funds with fee bases affected by this activity. It also includes adjustments related to funds with a fee structure based on the lower of cost or fair value.
(3)Reduction in Fee Base of Certain Funds represents decreases in the fee basis for funds where the investment or commitment fee period has expired, and the fee base has reduced from commitment base to actively invested capital. It also includes reductions for funds that are no longer fee paying.
(4)Outflows represent redemptions and withdrawals.
FAUM increased from $50.4 billion as of December 31, 2022 to $50.7 billion as of June 30, 2023. The increase was primarily related to fee earning capital raised totaling $1.5 billion primarily attributable to Credit Solutions II Dislocation A, Credit Solutions II and ABC Fund within the Credit strategy and Asia Realty V, Europe Realty IV and Europe Realty III within AG Real Estate.
FAUM increased from $42.9 billion as of December 31, 2021 to $50.4 billion as of December 31, 2022. The increase was primarily related to fee earning capital raised totaling $8.3 billion primarily attributable to Credit Solutions II, a Twin Brook BDC fund and ABC Fund within AG Credit, and Realty Value XI, Asia Realty V and Realty Value X within AG Real Estate.
FAUM increased from $38.0 billion as of December 31, 2020 to $42.9 billion as of December 31, 2021. The increase was primarily related to fee earning capital raised totaling $4.9 billion primarily attributable to certain of Angelo Gordon’s CLOs within AG Credit and certain SMAs within AG Real Estate.

Net Accrued Performance

Net accrued performance represents both unrealized and undistributed performance allocations, as well as unrealized and undistributed fee-related performance revenues.
The table below summarizes Angelo Gordon’s net accrued performance by fund vintage year for AG Credit and AG Real Estate as of June 30, 2023 and December 31, 2022:

	As of June 30, 2023			As of December 31, 2022
	AG Credit	AG Real Estate	Total	AG Credit	AG Real Estate	Total

	($ in millions)
Fund Vintage
2018 & Prior	$74	$252	$326	$62	$263	$325
2019	32	20	52	27	17	44
2020	31	—	31	24	—	24
2021	12	3	15	7	3	10
2022	7	—	7	1	—	1
Net Accrued Performance	$156	$275	$431	$121	$283	$404
Key Angelo Gordon funds that drove the net accrued performance as of June 30, 2023 and December 31, 2022 included Realty Value X, Realty VIII, Europe Realty II, Net Lease Realty III and Asia Realty IV.
Angelo Gordon also utilizes Performance Generating AUM and Performance Eligible AUM as key metrics to understand AUM that could produce performance allocations or fee-related performance revenue. Performance Generating AUM refers to the AUM of funds the firm manages that are currently above their respective hurdle rate or preferred return, and profit of such funds are being allocated to, or earned by, the firm in accordance with the applicable limited partnership agreements or other governing agreements. Performance Eligible AUM refers to the AUM that is currently, or may eventually, produce performance allocations or fee-related performance revenue. All funds for which the firm is entitled to receive a performance allocation, incentive fee or fee-related performance revenue are included in Performance Eligible AUM.
Performance Generating AUM totaled $44.4 billion and $37.9 billion as of June 30, 2023 and December 31, 2022, respectively. Across the Angelo Gordon funds, Performance Eligible AUM totaled $64.9 billion and $64.4 billion as of June 30, 2023 and December 31, 2022, respectively.
AUM Subject to Fee Earning Growth
AUM Subject to Fee Earning Growth represents capital commitments that when deployed have the ability to grow Angelo Gordon’s fees through earning new management fees (AUM Not Yet Earning Fees) or when management fees can be charged at a higher rate as capital is invested or for certain funds as management fee rates increase during the life of a fund (FAUM Subject to Step-Up).
AUM Not Yet Earning Fees represents the amount of capital commitments to Angelo Gordon’s funds and co-investment vehicles that has not yet been invested or considered active, and as this capital is invested or activated, the fee-paying portion will be included in FAUM. FAUM Subject to Step-Up represents capital raised within certain funds where the management fee rate increases once capital is invested or as a fund reaches a certain point in its life where the fee rate for certain investors increases. FAUM Subject to Step-Up is included within FAUM.

The table below reflects AUM Subject to Fee Earning Growth for AG Credit and AG Real Estate as of June 30, 2023 and as of December 31, 2022, 2021 and 2020:

	As of June 30,	As of December 31,
	2023	2022	2021	2020

	($ in millions)
AUM Not Yet Earning Fees:
AG Credit	$8,296	$8,161	$10,118	$6,858
AG Real Estate	3,074	2,858	1,608	1,261
Total AUM Not Yet Earning Fees	11,370	11,019	11,726	8,119

FAUM Subject to Step-Up:
AG Credit	4,534	5,396	2,895	4,685
AG Real Estate	2,846	3,536	2,306	3,288
Total FAUM Subject to Step-Up	7,380	8,932	5,201	7,973
Total AUM Subject to Fee Earning Growth	$18,750	$19,951	$16,927	$16,092
As of June 30, 2023, AUM Not Yet Earning Fees was $11.4 billion, which primarily consisted of Essential Housing II, Credit Solutions II and MMDL V within AG Credit, and Realty Value X, Europe Realty III and Asia Realty IV within AG Real Estate.
As of December 31, 2022, AUM Not Yet Earning Fees was $11.0 billion, which primarily consisted of Essential Housing II, Credit Solutions II and Credit Solutions II Dislocation A within AG Credit, and Realty Value X, Asia Realty IV and Europe Realty IV within AG Real Estate. As of December 31, 2021, AUM Not Yet Earning Fees was $11.7 billion, which primarily consisted of Credit Solutions II, Essential Housing II and an AG Middle Market Direct Lending SMA within AG Credit, and Core Plus Realty III, Europe Realty II and SMAs within AG Real Estate. As of December 31, 2020, AUM Not Yet Earning Fees was $8.1 billion, which primarily consisted of MMDL IV, Energy IV and SMAs within AG Credit, and Core Plus Realty III, Realty IX and SMAs within AG Real Estate.
Associated with FAUM Subject to Step-Up, management fee rates on undrawn commitments for these respective underlying Angelo Gordon funds range between 0.05% and 1.70% and step-up to rates in the range of 0.64% and 1.75% after capital is invested. FAUM Subject to Step-Up as of June 30, 2023 relates to MMDL IV, Credit Solutions II and MMDL V within AG Credit, and Asia Realty V, Realty Value XI, and SMAs within AG Real Estate. FAUM Subject to Step-Up for December 31, 2022 relates to MMDL IV, Credit Solutions I, and Credit Solutions II within AG Credit, and Asia Realty V, Realty Value XI and Europe Realty III within AG Real Estate. FAUM Subject to Step-Up for December 31, 2021 relates to MMDL IV, Credit Solutions I and Credit Solutions II within AG Credit and Europe Realty III, Realty Value X and Net Lease Realty IV within AG Real Estate. FAUM Subject to Step-Up as of December 31, 2020 relates to MMDL III, Credit Solutions I and MMDL IV within AG Credit, and Realty Value X, Europe Realty III and Net Lease Realty IV within AG Real Estate.
Capital Raised
Capital raised is the aggregate amount of subscriptions and capital raised by Angelo Gordon’s investment funds and co-investment vehicles during a given period, as well as the senior and subordinated notes issued through the firm’s CLOs. Angelo Gordon believes this measure is useful to investors as it measures the firm’s access to capital and ability to grow its management fee base.

The table below presents capital raised by AG Credit and AG Real Estate strategies for the six months ended June 30, 2023 and 2022 and for the years ended December 31, 2022, 2021 and 2020:

	Six Months Ended June 30,		Year Ended December 31,
	2023	2022	2022	2021	2020

	($ in millions)
AG Credit	$1,807	$3,331	$5,769	$12,739	$7,057
AG Real Estate	630	2,655	5,218	468	1,619
Total Capital Raised	$2,437	$5,986	$10,987	$13,207	$8,676
Capital raised totaled $2.4 billion for the six months ended June 30, 2023, primarily attributable to the fundraising activities of Europe Realty IV, MMDL V and ABC Fund.
Capital raised totaled $11.0 billion for the year ended December 31, 2022, primarily attributable to the fundraising activities of Realty Value XI, Asia Realty V and MMDL V.
Capital raised totaled $13.2 billion for the year ended December 31, 2021, primarily attributable to the fundraising activities of Credit Solutions II, Essential Housing II and certain MMDL SMAs.
Available Capital
Available capital is the aggregate amount of unfunded capital commitments and recallable distributions that partners have committed to funds, and co-investment vehicles to fund future investments. Available capital is reduced for investments completed using fund level subscription related credit facilities; however, it is not reduced for investments that Angelo Gordon has committed to make yet remain unfunded at the reporting date. Angelo Gordon believes this measure is useful to investors as it provides additional insight into the amount of capital that is available to the firm’s investment funds and co-investment vehicles to make future investments.
The table below presents available capital for AG Credit and AG Real Estate as of June 30, 2023 and 2022 and as of December 31, 2022, 2021 and 2020:

	As of June 30,		As of December 31,
	2023	2022	2022	2021	2020

	($ in millions)
AG Credit	$8,491	$9,913	$8,247	$9,969	$5,525
AG Real Estate	6,933	6,032	7,078	3,944	5,115
Total Available Capital	$15,424	$15,945	$15,325	$13,913	$10,640
Available capital remained relatively unchanged from $15.3 billion as of December 31, 2022 compared to $15.4 billion as of June 30, 2023. This was a result of capital raised during the six months ended June 30, 2023 being offset by capital invested.
Available capital increased from $13.9 billion as of December 31, 2021 to $15.3 billion as of December 31, 2022. This change was primarily attributable to new capital raised during the year ended December 31, 2022 in Realty Value XI, Asia Realty V and MMDL V, partially offset by capital invested in Essential Housing II, Credit Solutions II and MMDL IV.
Available capital increased from $10.6 billion as of December 31, 2020 to $13.9 billion as of December 31, 2021. This change was primarily attributable to the fundraising activities of Credit Solutions II, Essential Housing II and AG Middle Market Direct Lending SMAs during the year ended December 31, 2021, partially offset by capital invested in MMDL IV, MITT and Realty Value X.

Capital Invested
Capital invested is the aggregate amount of capital invested during a given period by the firm’s investment funds, co-investment vehicles and CLOs, as well as increases in gross assets of certain perpetual funds. Capital invested includes investments made using investment financing arrangements like credit facilities, as applicable. Angelo Gordon believes this measure is useful to investors as it measures capital deployment across its firm.
The table below presents capital invested for AG Credit and AG Real Estate strategies for the six months ended June 30, 2023 and 2022 and the years ended December 31, 2022, 2021 and 2020:

	Six Months Ended June 30,		Year Ended December 31,
	2023	2022	2022	2021	2020

	($ in millions)
AG Credit	$2,963	$5,587	$11,876	$13,219	$7,520
AG Real Estate	837	1,552	3,591	3,509	2,788
Total Capital Invested	$3,800	$7,139	$15,467	$16,728	$10,308
Capital invested totaled $3.8 billion for the six months ended June 30, 2023, primarily attributable to Credit Solutions II Dislocation A, MMDL V and MITT.
Capital invested totaled $15.5 billion for the year ended December 31, 2022, primarily attributable to Essential Housing II, Credit Solutions II and MMDL IV.
Capital invested totaled $16.7 billion for the year ended December 31, 2021, primarily attributable to MMDL IV, MITT and Realty Value X.
Capital invested totaled $10.3 billion for the year ended December 31, 2020, primarily attributable to Credit Solutions I, MVP Fund and MMDL III.
Realizations
Realizations represent distributions sourced from proceeds from the disposition of investments and current income.
The table below presents realizations for AG Credit and AG Real Estate for the six months ended June 30, 2023 and 2022 and for the years ended December 31, 2022, 2021 and 2020:

	Six Months Ended June 30,		Year Ended December 31,
	2023	2022	2022	2021	2020

	($ in millions)
AG Credit	$1,616	$2,468	$4,003	$4,661	$1,854
AG Real Estate	1,028	2,005	3,576	4,007	2,393
Total Realizations	$2,644	$4,473	$7,579	$8,668	$4,247
Realizations totaled $2.6 billion for the six months ended June 30, 2023 and were primarily attributable to Credit Solutions I, Realty Value X and MMDL III.
Realizations totaled $7.6 billion for the year ended December 31, 2022 and were primarily attributable to Realty Value X, MMDL III and Energy IV.
Realizations totaled $8.7 billion for the year ended December 31, 2021 and were primarily attributable to Realty Value X, Credit Solutions I Dislocation A and MMDL II.

Fund Performance Metrics
Fund performance information for certain of Angelo Gordon’s funds as of June 30, 2023 is included throughout this discussion and analysis to facilitate an understanding of Angelo Gordon’s results of operations for the periods presented. These fund performance metrics do not include co-investment vehicles, SMAs or certain other legacy or discontinued funds. Additionally, these fund performance metrics exclude the firm’s CLOs and real estate investment trusts. The fund return information for individual funds reflected in this discussion and analysis is not necessarily indicative of Angelo Gordon’s firmwide performance and is also not necessarily indicative of the future performance of any particular fund. This track record presentation is unaudited and does not purport to represent the respective fund’s financial results in accordance with U.S. GAAP. An investment in the combined TPG and Angelo Gordon business is not an investment in any of Angelo Gordon’s funds. There can be no assurance that any of Angelo Gordon’s funds or other existing and future Angelo Gordon funds will achieve similar returns.
The following table reflects the performance of certain of Angelo Gordon’s significant commitment-based credit funds as of June 30, 2023 ($ in millions):

Fund	Vintage Year (1)	Capital Committed (2)	Capital Invested (3)	Realized Value (4)	Unrealized Value (5)	Total Value (6)	Gross IRR (7)	Gross MoM (7)	Net IRR (8)	Investor Net MoM (9)

AG Credit - Closed End
AG Credit Solutions

Credit Solutions
Credit Solutions I	2019	$1,805	$1,801	$880	$1,651	$2,531	17%	1.4x	13%	1.3x
Credit Solutions I Dislocation A	2020	909	602	795	—	795	34%	1.3x	27%	1.3x
Credit Solutions I Dislocation B	2020	308	176	211	—	211	28%	1.2x	21%	1.2x
Credit Solutions II	2021	3,134	1,699	142	1,638	1,780	8%	1.1x	6%	1.0x
Credit Solutions II Dislocation A	2022	1,310	448	—	496	496	NM	NM	NM	NM
Credit Solutions		7,466	4,726	2,028	3,785	5,813	18%	1.2x	13%	1.2x

Essential Housing
Essential Housing I	2020	642	456	381	182	563	15%	1.3x	12%	1.2x
Essential Housing II	2021	2,534	482	—	545	545	14%	1.2x	10%	1.1x
Essential Housing		3,176	938	381	727	1,108	15%	1.2x	11%	1.2x

AG Structured Credit & Specialty Finance

ABC Fund	2021	1,005	405	1	446	447	17%	1.1x	13%	1.1x
AG Structured Credit & Specialty Finance		1,005	405	1	446	447	17%	1.1x	13%	1.1x

AG Middle Market Direct Lending (11)

MMDL I	2015	594	572	704	138	842	14%	1.6x	10%	1.4x
MMDL II	2016	1,580	1,563	1,652	611	2,263	14%	1.6x	11%	1.5x
MMDL III	2018	2,751	2,547	1,761	1,737	3,498	14%	1.5x	10%	1.4x
MMDL IV	2020	2,671	2,369	284	2,585	2,869	17%	1.3x	13%	1.2x
MMDL IV Annex	2021	797	602	29	630	659	14%	1.1x	11%	1.1x
MMDL V	2022	1,585	415	1	449	450	NM	NM	NM	NM
AG Middle Market Direct Lending		$9,978	$8,068	$4,431	$6,150	$10,581	15%	1.4x	11%	1.3x

The following table reflects the performance of certain of Angelo Gordon’s significant commitment-based real estate funds as of June 30, 2023 ($ in millions):

Fund	Vintage Year (1)	Capital Committed (2)	Capital Invested (3)	Realized Value (4)	Unrealized Value (5)	Total Value (6)	Gross IRR (7)	Gross MoM (7)	Net IRR (8)	Investor Net MoM (9)

AG Real Estate - Closed End
AG U.S. Real Estate

Realty (12)
Realty I (13)	1994	$30	$30	$65	$—	$65	27%	2.2x	23%	1.9x
Realty II (13)	1995	33	33	81	—	81	31%	2.4x	25%	2.2x
Realty III (13)	1997	61	94	120	—	120	5%	1.3x	3%	1.3x
Realty IV (13)	1999	255	332	492	—	492	11%	1.5x	8%	1.5x
Realty V	2001	333	344	582	—	582	32%	1.7x	26%	1.6x
Realty VI	2005	514	558	657	—	657	5%	1.2x	3%	1.1x
Realty VII	2007	1,257	1,675	2,543	1	2,544	17%	1.7x	12%	1.5x
Realty VIII	2011	1,265	2,111	2,753	225	2,978	16%	1.7x	12%	1.5x
Realty IX	2015	1,329	1,965	2,137	404	2,541	10%	1.5x	6%	1.3x
Realty Value X (12)	2018	2,775	4,210	3,271	2,286	5,557	24%	1.4x	16%	1.3x
Realty Value XI (12)	2022	2,533	989	297	730	1,027	NM	NM	NM	NM
Realty		10,385	12,341	12,998	3,646	16,644	15%	1.5x	11%	1.4x

Core Plus Realty
Core Plus Realty I	2003	534	532	876	—	876	20%	1.6x	18%	1.5x
Core Plus Realty II	2006	794	1,112	1,456	—	1,456	11%	1.4x	8%	1.3x
Core Plus Realty III	2011	1,014	1,420	2,224	4	2,228	23%	1.8x	19%	1.6x
Core Plus Realty IV	2015	1,308	1,992	1,915	508	2,423	7%	1.3x	5%	1.2x
Core Plus Realty		3,650	5,056	6,471	512	6,983	15%	1.5x	12%	1.4x

AG Asia Real Estate

Asia Realty I	2006	526	506	645	—	645	6%	1.3x	3%	1.2x
Asia Realty II	2010	616	602	1,071	—	1,071	24%	1.8x	16%	1.6x
Asia Realty III	2015	847	837	968	266	1,234	15%	1.5x	10%	1.4x
Asia Realty IV	2018	1,315	1,198	648	1,088	1,736	21%	1.5x	14%	1.3x
Asia Realty V	2022	1,797	197	4	199	203	NM	NM	NM	NM
Asia Realty		5,101	3,340	3,336	1,553	4,889	14%	1.5x	9%	1.3x

AG Europe Real Estate

Europe Realty I	2014	570	1,183	1,707	23	1,730	24%	2.0x	18%	1.7x
Europe Realty II	2017	843	1,585	1,416	878	2,294	15%	1.7x	11%	1.5x
Europe Realty III (14)	2019	1,515	1,698	532	1,209	1,741	19%	1.3x	11%	1.2x
Europe Realty IV (14)	2023	701	18	—	18	18	NM	NM	NM	NM
Europe Realty		3,629	4,484	3,655	2,128	5,783	20%	1.6x	13%	1.4x

AG Net Lease

Net Lease Realty I	2006	159	209	457	—	457	18%	2.4x	14%	2.2x
Net Lease Realty II	2010	559	1,060	1,854	—	1,854	16%	2.4x	11%	2.0x
Net Lease Realty III	2013	1,026	2,340	2,145	935	3,080	11%	1.7x	7%	1.5x
Net Lease Realty IV	2019	997	1,657	953	865	1,818	10%	1.2x	6%	1.1x
Net Lease		$2,741	$5,266	$5,409	$1,800	$7,209	15%	1.7x	10%	1.5x

The following table reflects the performance of certain of Angelo Gordon’s significant perpetual funds as of June 30, 2023 ($ in millions):

Fund	Vintage Year (1)	AUM	Total Return (10)

AG Perpetual
AG Credit Solutions
Corporate Credit Opportunities (15)	1988	$309	10%
AG Structured Credit & Specialty Finance
MVP Fund (16)	2009	5,606	12%
AG Middle Market Direct Lending
TCAP (17)	2022	1,038	8%
MMDL Evergreen	2022	402	NM
AG Multi-Strategy
Super Fund (18)	1993	$852	9%
__________
Note: Past performance is not indicative of future results.
(1)Vintage Year, with respect to an investment or group of investments, as applicable, represents the year such investment, or the first investment in such a group, was initially consummated by the fund. For follow-on investments, Vintage Year represents the year that the fund’s first investment in the relevant company was initially consummated. Vintage Year, with respect to a fund, represents the year in which the fund consummated its first investment (or, if earlier, received its first capital contributions from investors).
(2)Capital Committed represents the amount of inception to date commitments a particular fund has received.
(3)For AG Real Estate Funds – Closed-End, Capital Invested, with respect to an investment or group of investments, as applicable, represents cash outlays by the fund for such investment or investments (whether funded through investor capital contributions or borrowing under the fund’s credit facility), including capitalized expenses and bridge loans allocated to such investment or investments. Capital Invested may be reduced after the date of initial investment as a result of sell-downs. This does not include proceeds eligible for recycling under fund limited partnership agreements. Capital Invested does not include interest expense on borrowing under the fund’s credit facility. For AG Credit Funds – Closed-End, Capital Invested is equal to inception-to-date investor contributed capital net of returned contributions (if any), and also excludes amounts (if any) invested using subscription facilities.
(4)For AG Real Estate Funds – Closed-End, Realized Value, with respect to an investment or group of investments, as applicable, represents total cash received or earned by the fund in respect of such investment or investments through the quarter end, including all interest, dividends and other proceeds. Receipts are recognized when cash proceeds are received or earned. Proceeds from an investment that is subject to pending disposition are not included in Realized Value and remain in Unrealized Value until the disposition has been completed and cash has been received. Similarly, any proceeds from an investment that is pending liquidation, or a similar event are not included in Realized Value until the liquidation or similar event has been completed. In addition, monitoring, transaction and other fees are not included in Realized Value but are applied to offset management fees to the extent provided in the fund’s partnership agreement. For AG Credit Funds – Closed-End, Realized Value represents inception-to-date capital distributed out of a fund (including any performance distributions) net of recalled distributions (if any).
(5)For AG Real Estate Funds – Closed-End, Unrealized Value, with respect to an investment in a publicly traded security, is based on the closing market price of the security as of the quarter end on the principal exchange on which the security trades, as adjusted by the general partner for any restrictions on disposition. Unrealized Value, with respect to an investment that is not a publicly traded security, represents the general partner’s estimate of the unrealized fair value of the fund’s investment, assuming a reasonable period of time for liquidation of the investment, and taking into consideration the financial condition and operating results of the portfolio company, the nature of the investment, applicable restrictions on marketability, market conditions, foreign currency exposures and other factors the general partner may deem appropriate. Where applicable, such estimate has been adjusted from cost to reflect (i) company performance relative to internal performance markers and the performance of comparable companies; (ii) market performance of comparable companies; and (iii) recent, pending or proposed transactions involving us, such as recapitalizations, asset sales and mergers and acquisitions. Given the nature of private investments, valuations necessarily entail a degree of uncertainty and/or subjectivity. There can be no assurance that expected transactions will actually occur or that performance markers will be achieved, and therefore actual value may differ from such estimated value and these differences may be material and adverse. Except as otherwise noted, valuations are as of the quarter end. For AG Credit Funds – Closed-End, Unrealized Value represents the ending NAV for a fund, which is the quarter end ending capital balances of the investors and general partner.
(6)Total Value is the sum of Realized Value and Unrealized Value.
(7)Gross IRR and Gross MoM are calculated by adjusting Net IRR and Investor Net MoM to generally approximate investor performance metrics excluding management fees, fund expenses (other than interest expense and other fees arising from amounts borrowed under the fund’s credit facility to fund investments) and performance allocations. Like the Net IRR, Gross IRR and Gross MoM (i) do not reflect the effect of taxes borne, or to be borne, by investors and (ii) excludes amounts attributable to the fund’s general partner, its affiliated entities and “friends of the firm” entities that generally pay no or reduced management fees and performance allocations. Such Gross IRR and Gross MoM represent an average of returns for all included investors and does not necessarily reflect the actual return of any particular investor. Gross IRR and Gross MoM are an approximation calculated by adjusting historical data using estimates and assumptions that the firm believes are appropriate for the relevant fund, but that inherently involve significant judgment. For funds that engaged in de minimis or no fund-level borrowing, Gross IRR is the discount rate at which (i) the present value of all Capital Invested in an investment or investments is equal to (ii) the present value of all realized and unrealized returns from such investment or investments. In this scenario, Gross IRR, with respect to an investment or investments, has been calculated based on the time that capital was invested by the fund in such investment or investments and that distributions were received by the fund in respect of such investment or investments, regardless of when capital was contributed to or distributed from the fund. Gross IRR does not reflect the effect of management fees, fund expenses, performance allocations or taxes borne, or to be borne, by investors in the fund and would be lower if it did. For funds that engaged in de minimis or no fund-level borrowing, Gross MoM represents the multiple-of-money on capital invested by the fund for an investment or investments and is calculated as Total Value divided by Capital Invested (i.e., cash outlays by the fund for such investment or investments, whether funded through investor capital contributions or borrowing under the fund’s credit facility).

Gross MoM is calculated on a gross basis and does not reflect the effect of management fees, fund expenses, performance allocations or taxes borne, or to be borne, by investors in the fund, and would be lower if it did. For AG Credit Funds – Closed-End, Gross IRR and Gross MoM, respectively, are calculated by adjusting Net IRR and Investor Net MoM, respectively, to generally approximate investor performance metrics excluding management fees and performance allocations. Like the Net IRR, Gross IRR and Gross MoM (i) do not reflect the effect of taxes borne, or to be borne, by investors and (ii) excludes amounts attributable to the fund’s general partner, its affiliated entities and “friends of the firm” entities that generally pay no or reduced management fees and performance allocations. Such Gross IRR and Gross MoM represent an average of returns for all included investors and does not necessarily reflect the actual return of any particular investor. Gross IRR and Gross MoM are an approximation calculated by adjusting historical data using estimates and assumptions that the firm believes are appropriate for the relevant fund, but that inherently involve significant judgment.
(8)Net IRR represents the compound annualized return rate (i.e., the implied discount rate) of a fund, which is calculated using investor cash flows in the fund, including cash received from capital called from investors, cash distributed to investors and the investors’ ending capital balances as of the quarter end. Net IRR is the discount rate at which (i) the present value of all capital contributed by investors to the fund (which excludes, for the avoidance of doubt, any amounts borrowed by the fund in lieu of calling capital) is equal to (ii) the present value of all cash distributed to investors and the investors’ ending capital balances. Net IRR reflects the impact of management fees, fund expenses (including interest expense arising from amounts borrowed under the fund’s credit facility) and performance allocations, but does not reflect the effect of taxes borne, or to be borne, by investors. The Net IRR calculation excludes amounts attributable to the general partner, its affiliated entities and “friends of the firm” entities that generally pay no or reduced management fees and performance allocations. Net IRR represents an average return for all included investors, including those that pay reduced management fees and/or carried interest, and does not necessarily reflect the actual return of any particular investor. An actual investor that paid management fees and/or carried interest at rates higher than the average would have a lower individual Net IRR. In addition, management fees, fund expenses and carried interest differ from fund to fund, and therefore the impact of such amounts in a particular fund should not be assumed to reflect the impact such amounts would have on any other fund, including in respect of any fund in which a prospective investor is considering an investment. Net IRR for a platform does not include the cash flows for funds that are not currently presenting a Net IRR to their investors.
(9)Investor Net MoM, with respect to a fund, represents the multiple-of-money on contributions to the fund by investors. Investor Net MoM is calculated as the sum of cash distributed to investors and the investors’ ending capital balances as of the quarter end, divided by the amount of capital contributed to the fund by investors (which amount excludes, for the avoidance of doubt, any amounts borrowed by the fund in lieu of calling capital). Investor Net MoM reflects the impact of management fees, fund expenses (including interest expense arising from amounts borrowed under the fund’s credit facility) and performance allocations, but does not reflect the effect of taxes borne, or to be borne, by investors. The Investor Net MoM calculation excludes amounts attributable to the fund’s general partner, its affiliated entities and “friends of the firm” entities that generally pay no or reduced management fees and performance allocations. Investor Net MoM represents an average multiple-of-money for all included investors and does not necessarily reflect the actual return of any particular investor. An actual investor that paid management fees and/or carried interest at rates higher than the average would have a lower individual net MoM. In addition, management fees, fund expenses and carried interest differ from fund to fund, and therefore the impact of such amounts in a particular fund should not be assumed to reflect the impact such amounts would have on any other fund, including in respect of any fund in which a prospective investor is considering an investment.
(10)Performance is from inception for each fund. Net performance data represent results for investors (excluding amounts attributable to the fund’s general partner, certain classes/series with special fee arrangements, its affiliated entities and “friends of the firm” entities that generally pay no or reduced management fees and performance allocations), net of all expenses including actual quarterly management fees payable by the fund and the accrual of carried interest to the general partner (but excluding investor-level taxes). Average annualized return (“AAR”) reflects the percentage return that represents a total time-weighted return annualized over the given period. Note the AAR is a fund-level return and may differ from an individual investor’s return due to the difference in the timing of such investor’s capital contributions, withdrawals and specific allocations (if any).
(11)IRRs and MoMs for AG Credit – Closed-End Middle Market Direct Lending Funds represent returns for onshore levered investors. Net IRRs and Net MoMs for other investor groups are as follows: offshore levered: 10% and 1.3x, onshore unlevered: 7% and 1.2x and offshore unlevered: 7% and 1.1x, respectively for each.
(12)Realty I through Realty IX are target opportunistic real estate investments with a target Gross IRR of approximately 20%. Realty Value X and XI are target real estate investments with a target Gross IRR in the 13% to 20%+ range.
(13)Net IRR has been adjusted to assume that a line of credit was used to make all fund investments during the initial portion of the investment period. This adjustment is necessary to make the net returns comparable from a cash management perspective to Angelo Gordon’s more recent funds, which generally utilize lines of credit to bridge investor capital calls. The adjustment takes into account certain assumptions and estimates made by Angelo Gordon in good faith regarding the hypothetical line of credit (including assumptions regarding length of borrowings and interest expense).
(14)Europe Realty III and Europe Realty IV includes investor Capital Committed denominated in U.S. dollars and Euros. Gross and Net, MOM and IRR presented herein are for investor Capital committed denominated in U.S. dollars, which represents the majority of Capital Committed to each fund.
(15)Corporate Credit Opportunities AUM includes onshore investors participating directly through the master fund, AG Corporate Credit Opportunities Fund, L.P., and investors participating through the offshore feeder, AG Corporate Credit Opportunities Fund, Ltd. The Total Return presented is the blended onshore and offshore investors net return. The offshore feeder Total Return is 3%.
(16)MVP Fund AUM includes investors participating via onshore (AG Mortgage Value Partners, L.P.) and offshore (AG Mortgage Value Partners Holdings, L.P.) feeders. The Total Return presented is the onshore feeder net return. The offshore feeder Total Return is 11%.
(17)TCAP launched on January 1, 2023. Total Return includes AGTB Private BDC, which commenced operations on May 10, 2022 and merged with TCAP on January 1, 2023. Total Return is calculated as the change in NAV per share during the period, plus distributions per share (assuming dividends and distributions are reinvested) divided by the beginning NAV per share. Inception-to-date figures for Class I, Class D, and Class S shares use the initial offering price per share as the beginning NAV. Total Return presented is for Class I and is prior to the impact of any potential upfront placement fees. An investment in TCAP is subject to a maximum upfront placement fee of 1.5% for Class D and 3.5% for Class S, which would reduce the amount of capital available for investment, if applicable. There are no upfront placement fees for Class I shares. Total Return has been annualized for periods less than or greater than one year. On July 28, 2023, TCAP completed its merger with AGTB where TCAP paid cash consideration for each share of common stock of AGTB. TCAP will continue as the surviving company. At the completion of the merger, AGTB’s final Net IRR was 6.1%.
(18)Super Fund AUM includes investors participating via onshore (AG Super Fund, L.P.) and offshore (AG Super Fund International Partners, L.P.) feeders. The Total Return presented is the onshore feeder net return. The offshore feeder Total Return is 8%.

(19)“NM” signifies that the relevant data would not be meaningful. Performance metrics are generally deemed “NM” for an investment or group of investments when, among other reasons, a fund is in its initial period of operation, or the holding period of the investment or investments is in its initial period of holding, which in each case the firm typically determines to mean up to twelve months, or the investment or investments do not have a significant cost basis. IRR metrics are generally deemed “NM” prior to the fund calling capital for the applicable investment(s).
(20)Amounts shown are in U.S. dollars. When an investment is made in another currency, (i) Capital Invested is calculated using the exchange rate at the time of the investment, (ii) Unrealized Value is calculated using the exchange rate at the quarter end and (iii) Realized Value reflects actual U.S. dollar proceeds to the fund. A fund may enter into foreign currency hedges in connection with an investment made in a currency other than U.S. dollars. Capital Invested with respect to such investment includes the cost of establishing foreign currency hedges. For hedges entered into to facilitate payment of the purchase price for an investment, gains or losses on such hedges are applied, respectively, to reduce or increase Capital Invested with respect to such investment. Thereafter during the life of such investment, (i) Capital Invested includes any inception-to-date net realized losses on such hedges, (ii) Unrealized Value includes the unrealized fair value of such hedges as estimated by the general partner and (iii) Realized Value includes any inception-to-date net realized gain on such hedges. For hedges entered into in anticipation of receipt of exit proceeds, (i) losses on such hedges are first applied to offset exit proceeds, with any remaining losses applied to increase Capital Invested and (ii) gains on such hedges are first applied to reverse any inception-to-date net realized losses that were previously included in Capital Invested, with any remaining gains applied to increase Realized Value. Where a foreign currency hedge is implemented as part of the investment structure below the fund, such hedge is similarly reflected in Capital Invested and Realized Value to the extent that there are corresponding cash outflows from and inflows to the fund in respect of such hedge, and otherwise is included in Unrealized Value.
Liquidity and Capital Resources
Angelo Gordon measures liquidity in terms of the ability to fund the cash requirements of its business operations, including working capital needs, contractual obligations, debt service and other commitments with cash flows from operations and other sources of funding. The principal sources of liquidity to date have included cash from operating activities, proceeds from investment funds from incentive income and investment distributions, capital contributions from partners and financing provided under the AG Credit Facility, repurchase agreements and CLO notes payable arrangements. The cash generated by Angelo Gordon’s operating activities, along with cash and cash equivalents on hand, are sufficient to meet Angelo Gordon’s projected operating expenses and obligations as they arise for at least the next 12 months. Following the closing of the Transactions, Angelo Gordon will be a sixth platform of TPG and may rely on TPG’s existing liquidity and capital resources.
The following table presents a summary of Angelo Gordon’s cash flows for the periods presented:

	Six Months Ended June 30,		Year Ended December 31,
	2023	2022	2022	2021	2020

	($ in thousands)
Net cash (used in) provided by operating activities	$(45,526)	$(21,179)	$156,564	$210,110	$(144,702)
Net cash (used in) provided by investing activities	(87,527)	20,035	26,808	(45,908)	(46,733)
Net cash (used in) provided by financing activities	(75,985)	(112,471)	(116,355)	40,675	156,581
Effect of exchange rate changes on cash and cash equivalents	1,244	360	322	(5)	(7,133)
Net (decrease) increase in cash, cash equivalents, restricted cash and cash held by Consolidated Investment Funds	(207,794)	(113,255)	67,339	204,872	(41,987)
Cash, cash equivalents, restricted cash and cash held by Consolidated Investment Funds, beginning of period	647,876	580,537	580,537	375,665	417,652
Cash, cash equivalents, restricted cash and cash held by Consolidated Investment Funds, end of period	$440,082	$467,282	$647,876	$580,537	$375,665
As of June 30, 2023, Angelo Gordon’s total liquidity was $454.8 million, comprised of $429.8 million of cash and cash equivalents, excluding $10.3 million of restricted cash, as well as remaining borrowing capacity of $25.0 million under the AG Credit Facility. Total liquidity as of June 30, 2023 decreased by $170.7 million, or 27%, relative to $625.5 million as of December 31, 2022, primarily due to $45.5 million, $87.5 million and $76.0 million of net cash used by operating activities, investing activities and financing activities.

Operating Activities
Operating activities primarily consist of investment management activities. The primary sources of cash within operating activities include: (i) management fees, (ii) incentive fees, (iii) realized incentive allocation investment income and (iv) proceeds from investments in Angelo Gordon’s Consolidated Investment Funds. The primary uses of cash within the operating activities section include: (i) compensation and non-compensation related operating expenses and (ii) investment purchases from Consolidated Investment Funds.
Operating activities used $45.5 million and $21.2 million of cash for the six months ended June 30, 2023 and 2022, respectively. Key drivers consisted of purchases of investments related to Consolidated Investment Funds totaling $240.3 million and $349.1 million for the six months ended June 30, 2023 and 2022, respectively, and changes in operating assets and liabilities, primarily due to compensation related payments for the six months ended June 30, 2023 and 2022, respectively. This was partially offset by proceeds from investments related to Consolidated Investment Funds totaling $283.2 million and $321.4 million and cash incentive related proceeds from Angelo Gordon’s investment funds totaling $63.8 million and $255.6 million for the six months ended June 30, 2023 and 2022, respectively.
Operating activities provided $156.6 million and $210.1 million of cash for the years ended December 31, 2022 and 2021, respectively, and used $144.7 million of cash for the year ended December 31, 2020. Key drivers consisted of proceeds from investments related to Consolidated Investment Funds totaling $501.0 million, $946.0 million and $545.5 million for the years ended December 31, 2022, 2021 and 2020, respectively, and incentive related proceeds from Angelo Gordon’s investment funds totaling $383.0 million, $297.7 million and $146.3 million for the years ended December 31, 2022, 2021 and 2020, respectively. This was partially offset by purchases of investments related to Consolidated Investment Funds totaling $524.3 million, $915.4 million and $784.5 million for the years ended December 31, 2022, 2021 and 2020, respectively, and changes in operating assets and liabilities for the years ended December 31, 2022, 2021 and 2020.
Investing Activities
Investing activities primarily consist of contributions to and distributions from Angelo Gordon’s investment funds, as well as purchases and proceeds from proprietary investments. To a smaller extent, purchases and disposals of fixed assets also contribute to changes in investing activities.
Investing activities used $87.5 million of cash for the six months ended June 30, 2023 and provided $20.0 million of cash for the six months ended June 30, 2022. Cash used by investing activities during the six months ended June 30, 2023 primarily related to a net cash outflow following the deconsolidation of certain CLO Funds, partially offset by distributions from Angelo Gordon’s investment funds. Cash provided by investing activities during the six months ended June 30, 2022, primarily related to distributions from Angelo Gordon’s investment funds and proceeds from investments, partially offset by contributions to Angelo Gordon’s investment funds.
Investing activities provided $26.8 million of cash during the year ended December 31, 2022 and used $45.9 million and $46.7 million of cash during the years ended December 31, 2021 and 2020, respectively. Cash provided by investing activities during the year ended December 31, 2022, primarily related to distributions from Angelo Gordon’s investment funds, partially offset by contributions to Angelo Gordon’s investment funds. Cash used by investing activities during the year ended December 31, 2021 primarily related to purchases of investments, contributions to Angelo Gordon’s investment funds and deconsolidation of one of the previously Consolidated Investment Funds, partially offset by distributions from Angelo Gordon investment funds. Cash used by investing activities during the year ended December 31, 2020 primarily related to purchases of investments and contributions to Angelo Gordon’s investment Funds, partially offset by distributions from Angelo Gordon’s investment funds and net proceeds from investments sold but not yet purchased.
Financing Activities
Angelo Gordon’s financing activities reflect capital markets financing transactions and transactions with owners and non-controlling interests. The primary sources of cash within the financing activities section includes proceeds from repurchase agreements, the AG Credit Facility and capital contributions from partners. The primary uses of cash within the financing activities section include capital distributions to partners. The financing activity of Consolidated Investment Funds, primarily include cash inflows and outflows from Consolidated Investment Funds related to their capital activity as well as proceeds and payments on CLO note payables and CLO warehouse loans.

Financing activities used $76.0 million and $112.5 million during the six months ended June 30, 2023 and 2022, respectively, which primarily reflects the net impact of distributions to partners and non-controlling interests.
Financing activities used $116.4 million of cash during the year ended December 31, 2022 and provided $40.7 million and $156.6 million of cash during the years ended December 31, 2021 and 2020, respectively. Cash used by financing activities during the year ended December 31, 2022, primarily reflects the net impact of distributions to partners and non-controlling interests, partially offset by capital contributions from partners and proceeds from the AG Credit Facility. Cash provided by financing activities during the year ended December 31, 2021 primarily reflects the capital contributions from partners and proceeds from repurchase agreement and the issuance of CLO notes payable, partially offset by the impact of distributions to partners and non-controlling interests. Cash provided by financing activities during the year ended December 31, 2020 primarily reflects the proceeds from issuance of CLO and borrowing of a CLO warehouse loan related to Consolidated Investment Funds and proceeds from securitized financings. This was partially offset by repayments of CLO warehouse loans by Consolidated Investment Funds and the impact of distributions to partners and non-controlling interests.
AG Credit Facility
Angelo Gordon had a credit agreement with a bank syndicate for a senior secured credit facility (the “AG Credit Facility”), consisting of a $50.0 million revolving credit facility with an original amended maturity date of June 2, 2022 that was terminated effective October 20, 2021. Borrowings under the original credit agreement had an interest spread of 2.5% of the Fed Fund Rate, the London Interbank Offered Rate (“LIBOR”) or an alternative base rate and a commitment fee on the unused portion of 0.50% per year. On October 21, 2021, a consolidated subsidiary of Angelo Gordon entered into a new credit agreement with Massachusetts Mutual life Insurance Company for a revolving senior secured term loan facility, consisting of $50.0 million with a maturity date of October 21, 2031. Borrowings under the AG Credit Facility bear interest at the three-month LIBOR index rate, or an alternative base rate adjusted for a margin, initially set at 3.5%, which is subject to increase based on the credit rating of the consolidated subsidiary. On June 15, 2023, Angelo Gordon amended its AG Credit Facility to transition its LIBOR term to Secured Overnight Financing Rate (“SOFR”). Borrowings under the amended AG Credit Facility will bear interest at the SOFR rate plus 26 basis points plus a 3.5% margin. The commitment fee on the unused facility is 0.3% per year. Effective on October 21, 2022, there is a minimum utilization level of the AG Credit Facility of 50% for which interest will be charged if undrawn. The AG Credit Facility is collateralized by the limited partnership interests held by Angelo Gordon’s consolidated subsidiary in the investment funds. At both June 30, 2023 and December 31, 2022, Angelo Gordon had outstanding borrowings on the AG Credit Facility of $25.0 million. On December 31, 2021, API had no outstanding borrowings. On September 25, 2023, Angelo Gordon terminated the AG Credit Facility and repaid the outstanding principal and interest.
Repurchase Agreements
Northwoods European Management, LLC (“ECLO”), a consolidated subsidiary of Angelo Gordon has a master repurchase agreement with NWCC Cayman LLC (“Nearwater”) with respect to the entity’s investment in the debt tranches of various CLO Funds. This repurchase agreement replaced a prior term loan with Merrill Lynch International on January 14, 2020, and ECLO used a portion of the proceeds to repay the outstanding borrowings on the term loan in full. The repurchase agreement extends a facility of a maximum of 100.0 million Euros to ECLO for future investment in the debt issued by CLO Funds. The repurchase agreement bears interest at a rate of 0.5% spread above the interest earned by ECLO on the tranches of notes subject to the master repurchase agreement.
ECLO borrowed under the repurchase agreement with Nearwater during 2022 to finance its investments in the debt of two CLO Funds. As of June 30, 2023, December 31, 2022 and December 31, 2021, $62.1 million, $60.9 million and $64.8 million, respectively, of borrowings were outstanding on the facility.
ECLO entered into an additional master repurchase agreement with Citibank, N.A. on December 22, 2021, to finance the purchase of the entity’s investment in one of the CLO funds managed by the entity. The repurchase agreement bears interest at a rate of 0.5% spread above the interest earned by ECLO on the tranches of notes subject to the master repurchase agreement. ECLO borrowed under the repurchase agreement during 2020 and 2021 to finance the investment in the debt of one CLO Fund. As of June 30, 2023, December 31, 2022 and December 31, 2021, $20.3 million, $19.9 million and $21.1 million, respectively, of borrowings are outstanding on the repurchase agreement.

CLO Notes Payable
Certain of the consolidated CLO Funds have issued notes that comprise debt tranches with different subordination levels, and which are collateralized by the assets owned by each CLO Fund. The notes are non-recourse to Angelo Gordon. Repayment of securitized debt is a function of collateral cash flows that are disbursed in accordance with the contractual provisions of each CLO Fund and is therefore expected to occur prior to contractual maturity. The CLO notes payable had a principal balance of $1,440.5 million and $1,429.8 million as of December 31, 2022 and December 31, 2021, respectively. As of June 30, 2023, the CLO notes payable were deconsolidated.
Guarantees
As of June 30, 2023, December 31, 2022 and December 31, 2021, Angelo Gordon had outstanding guarantees in the amounts of $2.0 million, $1.7 million and $1.0 million, respectively, related to employee guarantees primarily related to a third-party lending program that enables certain of Angelo Gordon’s eligible employees to obtain financing for co-invest capital commitment obligations. In addition, in the normal course of operations, Angelo Gordon enters in rent guarantees with certain of its operating leases.
Contractual Obligations
In the ordinary course of business, Angelo Gordon enters into contractual arrangements that require future cash payments. The following table sets forth information regarding Angelo Gordon’s anticipated future cash payments under its contractual obligations as of June 30, 2023 (in thousands):

	Remainder 2023	2024	2025	2026	2027	Thereafter	Total
Repurchase agreement obligations	$—	$2,071	$6,569	$27,102	$22,316	$24,316	$82,374
Credit facility	—	—	—	—	—	25,000	25,000
Operating lease obligations	10,911	18,933	18,949	15,932	17,353	50,053	132,131
Capital commitments (1)	71,477	—	—	—	—	—	71,477
Total contractual obligations	$82,388	$21,004	$25,518	$43,034	$39,669	$99,369	$310,982
___________
(1)Capital commitments represent the obligations to provide general and limited partner capital funding to the Angelo Gordon investment funds. These amounts are generally due on demand, and accordingly, have been presented as obligations payable in the “2023” column. Angelo Gordon generally utilizes available liquidity, proceeds from Angelo Gordon investment fund distributions and capital contributions from partners to help fund these commitments.
Off-Balance Sheet Arrangements
Angelo Gordon has not entered into any off-balance sheet arrangements, as defined in Regulation S-K of the Securities Act of 1933, as amended (the “Securities Act”).
Critical Accounting Estimates
The preparation of the consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of revenues, expenses, assets and liabilities and disclosure of contingent assets and liabilities in Angelo Gordon’s consolidated financial statements. Angelo Gordon regularly assesses these estimates; however, actual amounts could differ from those estimates. The impact of changes in estimates is recorded in the period in which they become known.
An accounting policy is considered to be critical if the nature of the estimates or assumptions is material due to the levels of subjectivity and judgment necessary to account for highly uncertain matters or the susceptibility of such matters to change, and the effect of the estimates and assumptions on financial condition or operating performance. The accounting policies Angelo Gordon believes to reflect its more significant estimates, judgments and assumptions that are most critical to understanding and evaluating its reported financial results are revenue recognition and fair value measurements.

Revenues
Revenue is recognized in accordance with ASC 606, in a manner that depicts the transfer of promised goods or services to customers and for an amount that reflects the consideration for which it is expected to be entitled in exchange for those goods or services. Management is required to identify the contracts with customers, identify the performance obligations in a contract, determine the transaction price, allocate the transaction price to the performance obligations in the contract and recognize revenue when (or as) the entity satisfies a performance obligation. In determining the transaction price, variable consideration is included only to the extent that it is probable that a significant reversal in the amount of cumulative revenue recognized would not occur when the uncertainty associated with the variable consideration is resolved. The guidance requires an assessment of the principal versus agent in the arrangement based on the notion of control, which affects recognition of revenue on a gross or net basis.
Fees and other
Fees and other are comprised primarily of management fees, incentive fee income and expense reimbursements and other as further discussed herein. Angelo Gordon provides investment management services to certain investment funds and SMAs in exchange for a management fee and, in some cases, an incentive fee when Angelo Gordon is not otherwise entitled to incentive allocation investment income.
Management fees. Management fees generally range from 0.37% to 2.00% of total commitments, funded commitments, cost of investments or NAV based on terms specific to contractual agreements of each investment fund. Management fees are earned for investment advisory services provided to investment funds based on contractual agreements and represent performance obligations that Angelo Gordon satisfies over time. Management fees are a form of variable consideration for such services because the fees entitled to Angelo Gordon may vary based on fluctuations in the basis for the fees. Management fee calculations based on total commitments, funded commitments or cost of investments typically do not require discretion and therefore do not require the use of significant estimates or judgments. Management fee calculations based on NAV depend on the fair value of the underlying investments within the investment funds. Estimates and assumptions are made when determining the fair value of the underlying investments within the investment funds and could vary depending on the valuation methodology that is used as well as economic conditions.
Incentive Fee Income. Incentive fees are considered variable consideration because the fees entitled by Angelo Gordon may vary based on fluctuations in the basis for the fees, typically a percentage of annual investment fund, or management account profits. Incentive fees may also be subject to reversal, and therefore the recognition of such fees is deferred until the end of the measurement period when the performance-based incentive fees become fixed and determinable. After the contract is established, there are no significant judgments made when determining the transaction price. Angelo Gordon defers recognition of incentive fees until any uncertainties in recognition of the variable consideration have passed.
Capital Allocation-Based Income
Capital allocation-based income is comprised of (i) incentive allocation investment income and (ii) GP investment income (loss) as further discussed herein.
Incentive Allocation Investment Income. Incentive allocation investment income, which may be referred to as performance allocations or carried interest allocations, consists principally of performance-based capital allocations of investment fund profits reallocated from investment fund limited partners to general partner entities owned by Angelo Gordon. Incentive allocation investment income is recognized upon appreciation of valuations of Angelo Gordon’s investment funds’ investments above certain return hurdles as set forth in respective investment fund agreements and is based on the amounts that would be earned by Angelo Gordon at each period end as if the investment funds were liquidated at their then reported NAVs. Accordingly, the amount of incentive allocation investment income or loss recognized each period reflects Angelo Gordon’s share of fair value gains and losses of the associated investment funds’ underlying investments measured at their then-current fair values relative to the fair values as of the end of the prior period. Angelo Gordon accounts for incentive arrangements structured as an allocation of capital under guidance applicable to equity method investments, and therefore these arrangements are not within the scope of ASC 606.

Open-end funds can issue and redeem interests to investors on an ongoing basis at the then-current NAVs subject to the fund’s policies as specified in its respective governing documents. Angelo Gordon generally receives incentive income from its open-end funds, typically based on a percentage of annual fund profits subject to prior year loss carry-forwards. In calculating incentive income from certain open-end funds, such profits are also reduced by minimum return hurdles.
Angelo Gordon’s closed-end funds are typically structured as limited partnerships that generally have an 8 to 10-year term and have a specified period during which clients can subscribe for limited partnership interests in the fund. Once a client is admitted as a limited partner, that client is required to contribute capital when called by Angelo Gordon, and generally cannot withdraw its investment. Angelo Gordon is allocated incentive income from its closed-end funds that is generally equal to a percentage of the funds’ profits and receives incentive allocation investment income distributions after all capital and preferred return amounts are paid back to investors. Incentive allocation investment income distributions are made initially under “catch-up” provisions that provide for accelerated distribution of incentive to the general partner entities owned by Angelo Gordon. Incentive income received from closed-end funds is generally not subject to repayment by Angelo Gordon. Due to the inherent uncertainty in measuring the fair value of investments in the absence of observable market prices, these estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and it is reasonably possible that the differences could be material.
GP Investment Income (Loss). GP investment income (loss) represents investment earnings recognized by Angelo Gordon on its various general partner and limited partner interests in the investment funds. As Angelo Gordon exerts significant influence over such investments, the investments are accounted for as equity method investments that are generally determined based on the amounts invested, adjusted for the equity in earnings or losses of the investee allocated based on Angelo Gordon’s ownership percentage, less distributions and any impairment.
Fair Value Measurement
ASC Topic 820, Fair Value Measurement (“ASC 820”), establishes a fair value hierarchy that prioritizes and ranks the level of observability of inputs used to measure the investments at fair value. The observability of inputs is impacted by a number of factors, including the type of investment, characteristics specific to the investment, market conditions and other factors. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level I measurements) and the lowest priority to unobservable inputs (Level III measurements). Investments with readily available quoted prices or for which fair value can be measured from quoted prices in active markets will typically have a higher degree of input observability and a lesser degree of judgment applied in determining fair value.
The three levels of the fair value hierarchy under ASC 820 are as follows:
•Level I – Pricing inputs are unadjusted, quoted prices in active markets for identical assets or liabilities as of the measurement date.
•Level II – Pricing inputs are other than quoted prices included within Level I that are observable for the investment, either directly or indirectly. Level II pricing inputs include quoted prices for similar investments in active markets, quoted prices for identical or similar investments in markets that are not active, inputs other than quoted prices that are observable for the investment, and inputs that are derived principally from or corroborated by observable market data by correlation or other means. The types of investments generally included in Level II are restricted securities listed in active markets, corporate bonds and loans.
•Level III – Pricing inputs are unobservable and include situations where there is little, if any, market activity for the investment. The inputs used in the determination of fair value require significant judgment and estimation.
In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement, in its entirety, falls has been determined based on the lowest level input that is significant to the fair value measurement in its entirety. Angelo Gordon’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to the financial instrument. The availability of observable inputs can vary from product to product and is affected by a wide variety of factors, including, for example, the type of product, whether the product is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by Angelo Gordon in determining fair value is greatest for instruments categorized in Level III.
The fair value of the investments held by investment funds is the primary input to the calculation of certain of Angelo Gordon’s management fees, incentive fees and capital allocation based income and the related performance allocation compensation Angelo Gordon recognizes. The investment funds are accounted for as investment companies in accordance with U.S. GAAP guidance and reflect their investments, including majority-owned and controlled investments, at fair value. In the absence of observable market prices, Angelo Gordon uses valuation methodologies applied on a consistent basis and assumptions that it believes market participants would use to determine the fair value of the investments. For investments where little market activity exists, management’s determination of fair value is based on the best information available in the circumstances, which may incorporate management’s own assumptions and involves a significant degree of judgment, and the consideration of a combination of internal and external factors, including the appropriate risk adjustments for non-performance and liquidity risks.
Angelo Gordon is required to measure certain of its financial instruments at fair value, including its investments in securities. Angelo Gordon has elected the fair value option for certain other proprietary investments, including its investments in other partnerships.
Fair Value of Investments or Instruments that are Exchange Traded
Securities held by Angelo Gordon’s investment funds or its proprietary investments that are exchange traded and for which a quoted market exists, including exchange traded common stock, preferred stock, exchange traded funds, depository receipts, listed options, listed futures, warrants and commodities, will be valued at the latest closing price of such securities in the principal market in which the security trades, or in the absence of a principal market, in the most advantageous market on the valuation date. When a quoted price in an active market exists, no block discounts or control premiums are permitted regardless of the size of the public security held. In some cases, securities will include legal and contractual restrictions limiting their purchase and sale for a period of time, such as may be required under Rule 144 of the Securities Act. A discount to publicly traded price may be appropriate in those cases; the amount of the discount, if taken, shall be determined based on the time period that must pass before the restricted security becomes unrestricted or otherwise available for sale. If the last reported closing sale price is unavailable or deemed by Angelo Gordon to be unreliable, the midpoint between the last reported bid and ask will be used.
Fair Value of Investments or Instruments that are Not Exchange Traded
Investments that are not exchange traded may include bank loans, government bonds, corporate bonds, mortgage-backed securities, convertible bonds, convertible preferred securities, foreign exchange and over-the-counter securities. In determining the fair value of these financial instruments, which are held by Angelo Gordon’s investment funds or Angelo Gordon directly, as applicable, Angelo Gordon endeavors to obtain prices from multiple external pricing sources. Pricing sources may include price data vendors, brokers or dealers that provide a composite based upon prices they obtain from multiple sources. Many market prices are quoted in terms of bid and ask prices. The bid price reflects the price that a buyer is willing to pay for an asset and the ask price reflects the price that a seller is willing to accept for an asset. Angelo Gordon’s policy is to mark bid prices for long positions and to ask prices for short positions; however, the policy allows for adjustment to the point within the bid-ask range that meets Angelo Gordon’s best estimate of fair value. As a part of the risk management process, Angelo Gordon reviews and analyzes the prices obtained from external pricing sources to evaluate their reliability and accuracy, which includes identifying and excluding vendor prices and broker quotations that Angelo Gordon believes does not reflect fair value.
Certain credit financial instruments trade infrequently and, when they are traded, the price may be unobservable and, as a result, multiple external pricing sources may not be available. In such instances, Angelo Gordon may use an internal pricing model as either a corroborating or sole data point in determining the price. Pricing models take into account the contractual terms of the financial instrument, as well as relevant inputs, including where applicable, equity prices, interest rate yield curves, credit curves, correlation and the creditworthiness of the counterparty. For certain investments, pricing models consider data such as loan origination information, additional updated borrower information, loan servicing data, as available, forward interest rates, general economic conditions, home price index forecasts and valuations of the underlying properties. The variables considered most significant to the determination of the fair value of these investments include market-implied discount rates, projections of default rates, delinquency rates, reperformance rates, loss severity and prepayment rates. Angelo Gordon generally engages third-party firms to assist in validating certain financial instruments where multiple external prices cannot be obtained. The third-party firms either independently determine prices or assess the reasonableness of the price. The analyses provided by such third-party firms are reviewed and considered by Angelo Gordon.
Angelo Gordon fair values investments in certain credit related private investment vehicles using pricing models that consider expected cash flows and market-based information, including comparable transactions, performance multiples and changes in market outlook. Additionally, valuations implied from recent financing or sale transactions are considered. Angelo Gordon generally engages specialized third-party valuation service providers to assess and corroborate the valuation of a selection of the investment fund’s investments on a periodic basis. These specialized third-party valuation service providers conduct independent valuation analyses based on a review of source documents, available market data, comparable securities and discussions with Angelo Gordon. The analyses provided by valuation service providers are reviewed and considered by Angelo Gordon.
Angelo Gordon’s primary methodologies for determining the fair values of investments in equity of real estate operating companies and properties and private equity investments are either the income approach, market approach or both. The income or market approach is applied depending on the nature of the product. The most widely used methodology under the income approach is the discounted cash flow method which includes significant assumptions about the underlying investment’s projected net earnings or cash flows, discount rate, capitalization rate and exit multiple. The most widely used methodology under the market approach relies upon valuations for comparable public companies, transactions or assets, and includes making judgments about which companies, transactions or assets are comparable. In addition, Angelo Gordon may consider third-party evidence such as signed letters of intent for sales and financings, purchase and sale agreements, appraisals or other capital events when estimating fair value. Angelo Gordon also analyzes the ongoing financial condition of the tenants that lease the respective properties. Financial analysis may include various tenant performance ratios, third-party credit ratings, independent real estate appraisals and market rent conditions. In general, Angelo Gordon considers multiple valuation techniques when measuring the fair value of an investment. However, in certain circumstances, a single valuation technique may be appropriate.
Fair Value of Consolidated CLO Funds
For the Consolidated Investment Funds which are CLO Funds, Angelo Gordon uses the measurement alternative included in the collateralized financing entity guidance. Angelo Gordon has determined that the fair value of the financial assets of the consolidated CLO Funds is more observable than the fair value of the financial liabilities of the consolidated CLO Funds. As a result, the financial assets of the consolidated CLO Funds are measured at fair value and the financial liabilities are being measured as: (i) the sum of the fair value of the financial assets, as described above, and the carrying value of any non-financial assets that are incidental to the operations of the CLO Funds less (ii) the sum of the fair value of any beneficial interests retained by Angelo Gordon (other than those that represent compensation for services) and Angelo Gordon’s carrying value of any beneficial interests that represent compensation for services. The resulting amount is allocated to the individual financial liabilities (other than the beneficial interests retained by Angelo Gordon).
Management Process on Fair Value
Due to the importance of fair value throughout the consolidated financial statements and the significant judgment required to be applied in arriving at those fair values, Angelo Gordon has developed a process around valuation that incorporates several levels of approval and review from both internal and external sources. Investments held by the investment funds are valued on at least a quarterly basis by either internal valuation methods or by engaging third-party valuation firms whose model inputs, assumptions and rationale are reviewed by Angelo Gordon’s internal pricing team as well as the relevant deal teams for appropriateness prior to being approved by Angelo Gordon’s Valuation Committee.
For investments valued utilizing a forward-looking market approach and/or income method, and where Angelo Gordon has information rights, Angelo Gordon collects financial data used to support projections used in the analysis. The respective product’s valuation deal teams and the internal pricing team then review the data received and provide the updated data to the third-party valuations firms or in the case of internally valued investments, utilize such data to perform updated valuations. For each valuations cycle, as applicable, the respective valuation models are updated, reflecting any changes to the underlying forecast, cash flow projections, weighted-average cost of capital, exit multiple and any other valuation including relevant economic conditions. For any investment that does not have a readily available market price and has an aggregate market value at the firm level, which is determined to be significant, a third-party valuations firm is engaged to arrive at a fair value.

The results of all valuations of investments held by Angelo Gordon’s investment funds are initially reviewed and approved by the relevant deal teams and the internal pricing team. The results of all valuations of investments held by Angelo Gordon’s investments funds are approved by Angelo Gordon’s Valuation Committee, which is comprised of senior executive employees, the majority of whom are independent from the investment teams who are responsible for making or disposing of the fund investments. Angelo Gordon’s Valuation Committee meets regularly and engages in ongoing reviews of the valuation processes and procedures including reviews of methodology, ongoing accuracy, source quality and independence. Such reviews include, but are not limited to, comparison of current vendor prices and broker quotations against ongoing daily trading activity, vendor due diligence and back testing.
Recent Accounting Pronouncements
A list of recent accounting pronouncements that are relevant to Angelo Gordon is included in Note 2 to API’s audited and unaudited consolidated financial statements and related notes, which are attached hereto as Annex G.
Quantitative and Qualitative Disclosures about Market Risk
Angelo Gordon’s exposure to market risks primarily relates to its role as investment advisor or general partner to its funds and the sensitivity to changes in the underlying fair value of its investments and the resulting impact on performance fees and management fees. Angelo Gordon also makes direct investments in the funds it manages, exposing it to market risk resulting from shifts in the fair value of equity method investments. Additionally, interest rate movements can adversely impact the amount of interest that Angelo Gordon pays on variable rate debt obligations. Although Angelo Gordon’s investment funds share many common themes, each of its businesses runs its own investment and risk management processes, subject to Angelo Gordon’s overall risk tolerance and philosophy. Angelo Gordon’s investment process involves due diligence and detailed fundamental analysis of potential acquisitions, and investment management teams assigned to monitor the strategic development, financing and capital deployment decisions of each portfolio investment. Angelo Gordon’s risk management team provides summary analyses of fund level market and credit risk to fund portfolio managers and the heads of the various business units. On a periodic basis, risk owners also provide analyses of select market and credit risk to various members of senior management.
Effect on Management Fees
Angelo Gordon provides investment management services to funds and other vehicles in exchange for a management fee. Management fees are only directly affected by short-term changes in market conditions to the extent they are based on NAV or fair value of investments or represent permanent impairments of value. Such management fees will be increased (or reduced) in direct proportion to the effect of changes in the market value of Angelo Gordon’s investments in the related funds. In addition, the terms of the agreements governing certain of Angelo Gordon’s funds provide that the management fee base will be reduced when the aggregate fair market value of a fund’s investments is below its cost. The proportion of Angelo Gordon’s management fees that are based on NAV or fair value of investments depends on the number and types of investment funds in existence and the current stage of each fund’s life cycle.
Effect on Performance Allocations and Incentive Fees
Angelo Gordon earns performance allocations and incentive fees from certain of its funds when such funds achieve specified performance criteria. Angelo Gordon’s performance allocations and incentive fees will be impacted by changes in market risk factors. However, several major factors will influence the degree of impact, including, but not limited to, the following:
•the performance criteria for each individual fund in relation to how that fund’s results of operations are impacted by changes in market risk factors;
•whether such performance criteria are measured periodically or over the life of the fund;
•to the extent applicable, the prior-period performance of each fund in relation to its performance criteria; and
•whether each fund’s performance related distributions are subject to contingent repayment.
As a result, the impact of changes in market risk factors on performance allocations and incentive fees will vary widely from fund to fund. An overall decrease of 10% in the public equity market valuations would not necessarily have a commensurate impact on Angelo Gordon’s funds’ asset valuations, as a portion of performance allocations are from credit-based investments and are generally based on income. The impact is heavily dependent on the prior and future performance of each fund, and therefore is not readily predicted or estimated.
Additionally, as a significant percentage of Angelo Gordon’s performance allocations and incentive fees are paid to Angelo Gordon employees as performance related compensation, the overall net impact to its income would be reduced by lower compensation payments.
Effect on Investment Income
Investment income is earned from Angelo Gordon’s investments in its funds and other investments. Angelo Gordon records these investments under the equity method of accounting and recognizes its pro rata share of income. Net changes in the fair value of the underlying investments of Angelo Gordon funds and other investment’s underlying portfolio investments may materially impact the net gain (loss) from investment activities and other in Angelo Gordon’s consolidated statements of comprehensive income depending upon the respective funds’ performance to date as compared to its hurdle rate. An immediate, hypothetical 10% decline in the fair value of Angelo Gordon’s investments would not have a material impact on Angelo Gordon’s investment income.
Exchange Rate Risk
Angelo Gordon’s funds hold investments that are denominated in non-U.S. dollar currencies that may be affected by movements in the rate of exchange between the U.S. dollar and non-U.S. dollar currencies. Non-U.S. dollar denominated assets and liabilities are translated at year-end rates of exchange, and the consolidated statements of comprehensive income accounts are translated at rates of exchange in effect throughout the year. Angelo Gordon estimates that as of June 30, 2023, if the U.S. dollar strengthened 10% against all foreign currencies, the impact on its consolidated statements of comprehensive income for the period then ended would not have a material impact on its performance allocations, investment income and net gains (losses) from investment activities and other. The majority of Angelo Gordon’s funds (i) are U.S. dollar denominated and have functional currency in the U.S. dollar or (ii) use derivative contracts to hedge non-U.S. dollar exposure. As such, its management fees are not significantly impacted by fluctuations in exchange rates.
Interest Rate Risk
Angelo Gordon is exposed to interest rate risk from financing used by the firm and the funds it manages, as well as from its investments.
Angelo Gordon has debt obligations that accrue interest at variable rates. Angelo Gordon does not have any interest rate hedges in place for these obligations. Based on its debt obligations payable as of June 30, 2023, Angelo Gordon estimates that in the event interest rates were to increase one percentage point during the period, interest expense relating to variable-rate debt would increase commensurately.
Angelo Gordon also uses variable rate financing to purchase investments in the funds it manages. An increase in interest rates would increase interest payments on the variable rate financing, decreasing the future earnings and cash flow of the relevant funds. Angelo Gordon may seek to mitigate these risks through hedging arrangements, including those that swap the variable rate for a fixed rate of interest or by capping the maximum rate of interest payable on these financing arrangements.
Angelo Gordon also has investments in instruments whose fair value are affected by a change in interest rates. For example, a material increase in interest rates could negatively affect the fair value of securities that accrue interest income at fixed rates and therefore negatively impact net change in unrealized gains on investments of the funds. The actual impact is dependent on the size and average duration of such holdings. Conversely, securities that accrue interest at variable rates would be expected to benefit from a material increase in interest rates and would generate an increase in current income. An increase in interest rates would result in an increase in interest and dividend income, but could be potentially offset by a decrease in the fair value of the securities and negative impact on unrealized gains. In the cases where Angelo Gordon funds pay management fees based on NAV, Angelo Gordon would expect management fees to experience a change in direction and magnitude corresponding to that experienced by the underlying portfolios.
Angelo Gordon may seek to mitigate the risks associated with exposure to interest rate risk by taking offsetting positions in derivative contracts. These hedging instruments allow Angelo Gordon to seek to mitigate the impact of movements in interest rates. Hedging instruments used to mitigate these risks may include related derivatives such as options, futures and swaps.
Credit Risk
Angelo Gordon is party to agreements providing for various financial services and transactions that contain some risk that their counterparties will be unable to perform. In such agreements, Angelo Gordon depends on the respective counterparty to make payment or otherwise perform. Angelo Gordon generally endeavors to minimize its risk of exposure by limiting the counterparties with which it enters into financial transactions to reputable financial institutions. In other circumstances, availability of financing from financial institutions may be uncertain due to market events, and Angelo Gordon may not be able to access these financing markets.
Changes in and Disagreements with Accountants
None.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION
Defined terms included below shall have the same meaning as terms defined and included elsewhere in this Information Statement.
The following unaudited pro forma condensed combined statement of financial condition as of June 30, 2023 depicts the accounting required under U.S. GAAP for the Transactions, the related borrowing under the Senior Unsecured Revolving Credit Facility and certain changes in compensation arrangements, and the unaudited pro forma condensed combined statements of operations for the six months ended June 30, 2023 and year ended December 31, 2022 depicts the adjustments made to the unaudited pro forma condensed combined balance sheet assuming those adjustments were made as of January 1, 2022. The following unaudited pro forma condensed combined financial information has been prepared in accordance with Article 11 of Regulation S-X.
Pursuant to the Transaction Agreement, TPG has agreed to acquire the Acquired Interests for a combination of cash, vested Common Units, the Aggregate Annual Cash Holdback Amount and the portion of the Earnout Payment not considered compensatory under U.S. GAAP, for an estimated consideration under U.S. GAAP in an amount equal to $1,121.6 million (based upon TPG’s preliminary estimate of fair value of assets acquired and liabilities assumed as of September 25, 2023, the most recent practicable date) (“Purchase Price”) as described in Note 3 below, as well as certain amounts described below. All Common Units issued will be accompanied by an equal number of Class B Shares.
The Transactions are not subject to a financing condition. TPG expects to fund the cash consideration for the Transactions by drawing $470.0 million under its Senior Unsecured Revolving Credit Facility and paying the remainder with cash on hand.
In addition to the Purchase Price, TPG will issue to certain Angelo Gordon partners unvested Common Units and RSUs under the TPG Omnibus Plan, in each case as reflected in the Transaction Agreement. The issuance of the unvested Common Units and RSUs is considered compensation under U.S. GAAP, and is subject to ongoing service requirements intended to promote retention. Additionally, following the consummation of the Transactions, TPG will align the compensation structure for Angelo Gordon partners with TPG’s, which will result in replacing some historically received cash-based compensation with a greater share of performance allocations.
The unaudited pro forma condensed combined financial information is preliminary, is being furnished solely for informational purposes and is not necessarily indicative of the combined financial position or results of operations that might have been achieved for the periods or dates indicated, nor is it necessarily indicative of the future results of the combined company. It does not reflect potential revenue synergies or cost savings expected to be realized from the Transactions. No assurance can be given that cost savings or synergies will be realized at all. The adjustments contained in the unaudited pro forma condensed combined financial information are based on currently available information and assumptions that TPG believes are reasonable in order to reflect, on a pro forma basis, the effect of the Transactions, the financing and the change in compensation arrangements for AG subsequent to the closing of the Transactions. Such assumptions include, but are not limited to, the Class A Share price, the preliminary Purchase Price allocation of Angelo Gordon’s assets acquired and liabilities assumed based on fair value and estimated post-combination compensation expense. The final Purchase Price allocation and grant date fair value of share-based payment awards will be completed following the consummation of the Transactions, and as such, changes to the assumptions used could have a material impact on the unaudited pro forma condensed combined financial information. The unaudited pro forma condensed combined financial information does not project TPG’s results of operations or financial position for any future period or date.
The unaudited pro forma condensed combined financial information is derived from and should be read in conjunction with (i) TPG’s historical audited and unaudited consolidated financial statements and related notes, which are incorporated by reference herein, (ii) Angelo Gordon’s historical audited and unaudited consolidated financial statements and related notes, which are included hereto as Annex G, (iii) management’s discussion and analysis of financial conditions and results of operations of TPG, which is incorporated by reference herein and (iv) management’s discussion and analysis of financial conditions and results of operations of the AG Companies, included elsewhere in this Information Statement.

Unaudited Pro Forma Condensed Combined Statement of Financial Condition
As of June 30, 2023
	Historical
($ in thousands)	TPG Inc. (as adjusted)	Angelo Gordon (as adjusted)	Transaction Accounting Adjustments	Notes	Transaction Accounting Compensation Adjustments	Notes	Pro Forma Combined
Assets
Cash and cash equivalents	$893,560	$429,764	$(579,516)	5 (A)	$—		$743,808
Restricted cash	13,182	10,318	—		—		23,500
Due from affiliates	175,753	116,202	—		—		291,955
Investments	5,795,218	1,126,606	(6,847)	5 (G)	—		6,914,977
Intangibles	122,005	—	576,000	5 (F)	—		698,005
Goodwill	230,194	—	—		—		230,194
Other assets, net	276,720	156,402	(3,116)	5 (B), (H), (J)	—		430,006
Assets of consolidated Public SPACs:
Cash and cash equivalents	4,059	—	—		—		4,059
Assets held in Trust Account	259,370	—	—		—		259,370
Other assets, net	126	—	—		—		126
Total assets	$7,770,187	$1,839,292	$(13,479)		$—		$9,596,000

Liabilities, Redeemable Equity and Equity
Liabilities
Accounts payable and accrued expenses	$185,984	$211,343	$—		$(71,946)	5 (N)	$325,381
Due to affiliates	124,764	9,287	—		—		134,051
Debt obligations	444,901	25,000	445,000	5 (B), (C)	—		914,901
Accrued performance allocation compensation	3,388,976	486,679	—		267,982	5 (N)	4,143,637
Contingent consideration	—	—	157,080	5 (D)	—		157,080
Other liabilities	226,953	196,772	—		—		423,725
Liabilities of consolidated Public SPACs:
Derivative liabilities	750	—	—		—		750
Deferred underwriting	8,750	—	—		—		8,750
Other liabilities	206	—	—		—		206
Total liabilities	4,381,284	929,081	602,080		196,036		6,108,481

Redeemable equity attributable to consolidated Public SPACs	259,370	—	—		—		259,370

Class A common stock	80	—	—		—		80
Class B common stock	229	—	—		—		229
Additional paid-in-capital	531,512	—	—		—		531,512
Retained (deficit) earnings	(3,663)	—	2,492	5 (I), (J), (K)	57,686	5 (N)	56,515
Partners’ capital controlling interests	—	903,954	(903,954)	5 (B), (E)	—		—
Non-controlling interest in legacy Angelo Gordon	—	6,257	(6,257)	5 (E)	—		—
Other non-controlling interests	2,601,375	—	292,160	5 (M)	(253,722)	5 (N)	2,639,813
Total equity	3,129,533	910,211	(615,559)		(196,036)		3,228,149
Total liabilities, redeemable equity, and equity	$7,770,187	$1,839,292	$(13,479)		$—		$9,596,000

Unaudited Pro Forma Condensed Combined Statement of Operations and Other Data
For the Six Months Ended June 30, 2023
	Historical
($ in thousands, except share and per share amounts)	TPG Inc.	Angelo Gordon	Transaction Accounting Adjustments	Notes	Transaction Accounting Compensation Adjustments	Notes	Pro Forma Combined
Revenues
Fees and other	$638,574	$285,362	$1,478	6 (A), (F)	$—		$925,414
Capital allocation-based income (loss)	607,845	110,606	(1,046)	6 (A)	—		717,405
Total revenues	1,246,419	395,968	432		—		1,642,819
Expenses
Compensation and benefits:
Cash-based compensation and benefits	236,118	220,513	—		(71,946)	6 (K)	384,685
Equity-based compensation	312,459	4,755	—		173,866	6 (I)	491,080
Performance allocation compensation	393,418	40,062	—		47,377	6 (J), (K)	480,857
Total compensation and benefits	941,995	265,330	—		149,297		1,356,622
General, administrative and other	209,417	103,178	(775)	6 (A)	—		311,820
Depreciation and amortization	16,526	4,933	39,662	6 (B)	—		61,121
Interest expense	15,936	3,294	13,827	6 (C)	—		33,057
Expenses of consolidated Public SPACs and Investment Funds:
Interest expense	—	50,450	(50,450)	6 (A)	—		—
General, administrative and other	—	956	(956)	6 (A)	—		—
Other	972	—	—		—		972
Total expenses	1,184,846	428,141	1,308		149,297		1,763,592
Investment income
Income from investments:
Net gains from investment activities	15,662	206	—		—		15,868
Interest, dividends and other	17,954	9,975	—		—		27,929
Investment income of consolidated Public SPACs and Investment Funds:
Unrealized gains (losses) on derivative liabilities of Public SPACs	(83)	—	—		—		(83)
Net gains (losses) from consolidated fund investment activities	—	(12,148)	12,148	6 (A)	—		—
Interest, dividends and other	5,846	64,855	(64,855)	6 (A)	—		5,846
Total investment income (loss)	39,379	62,888	(52,707)		—		49,560
Income (loss) before income taxes	100,952	30,715	(53,583)		(149,297)		(71,213)
Income tax expense	25,267	2,814	(978)	6 (G)	(6,800)	6 (G)	20,303
Net (loss) income	$75,685	$27,901	$(52,605)		$(142,497)		$(91,516)

Unaudited Pro Forma Condensed Combined Statement of Operations and Other Data
For the Six Months Ended June 30, 2023
	Historical
($ in thousands, except share and per share amounts)	TPG Inc.	Angelo Gordon	Transaction Accounting Adjustments	Notes	Transaction Accounting Compensation Adjustments	Notes	Pro Forma Combined
Less:
Net income attributable to redeemable equity in Public SPACs	$6,896	$—	$—		$—		$6,896
Net loss attributable to non-controlling interests in TPG Operating Group	(50,798)	—	(21,521)	6 (H)	(120,359)	6 (I), (J)	(192,678)
Net income (loss) attributable to other non-controlling interests	67,337	(689)	689	6 (H)	—		67,337
Net income attributable to TPG Inc./controlling interest	$52,250	$28,590	$(31,773)		$(22,138)		$26,929
Pro forma net income (loss) per share data:
Net income available to Class A common stock per share
Basic	$0.59						$0.20
Diluted	$0.01						$(0.36)
Weighted-average shares of Class A common stock outstanding
Basic	80,022,820						82,085,531
Diluted	309,167,174						365,456,786

Unaudited Pro Forma Condensed Combined Statement of Operations and Other Data
For the Year Ended December 31, 2022
	Historical
($ in thousands, except share and per share amounts)	TPG Inc.	Angelo Gordon	Transaction Accounting Adjustments	Notes	Transaction Accounting Compensation Adjustments	Notes	Pro Forma Combined
Revenues
Fees and other	$1,246,635	$516,910	$4,428	6 (A), (F)	$—		$1,767,973
Capital allocation-based income	756,252	76,158	88	6 (A)	—		832,498
Total revenues	2,002,887	593,068	4,516		—		2,600,471
Expenses
Compensation and benefits:
Cash-based compensation and benefits	473,696	393,638	—		(116,664)	6 (K)	750,670
Equity-based compensation	627,714	10,156	—		354,120	6 (I)	991,990
Performance allocation compensation	416,556	39,561	—		30,143	6 (J), (K)	486,260
Total compensation and benefits	1,517,966	443,355	—		267,599		2,228,920
General, administrative and other	368,915	167,114	25,541	6 (A), (D)	—		561,570
Depreciation and amortization	32,990	10,737	80,424	6 (B)	—		124,151
Interest expense	21,612	3,010	29,647	6 (C)	—		54,269
Expenses of consolidated Public SPACs and Investment Funds:
Interest expense	—	58,611	(58,611)	6 (A)	—		—
General, administrative and other	—	2,234	(2,234)	6 (A)	—		—
Other	3,316	—	—		—		3,316
Total expenses	1,944,799	685,061	74,767		267,599		2,972,226
Investment income
Income (loss) from investments:
Net (losses) gains from investment activities	(110,131)	(1,369)	—		—		(111,500)
Interest, dividends and other	9,168	10,121	—		—		19,289
Investment income of consolidated Public SPACs and Investment Funds:
Unrealized gains on derivative liabilities of Public SPACs	12,382	—	—		—		12,382
Net gains (losses) for consolidated fund investment activities	—	(19,622)	19,622	6 (A)	—		—
Interest, dividends and other	6,741	86,832	(86,832)	6 (A)	—		6,741
Total investment (loss) income	(81,840)	75,962	(67,210)		—		(73,088)
Other income/(expense)
Gain from bargain purchase	—	—	74,508	6 (E)	—		74,508
(Loss) income before income taxes	(23,752)	(16,031)	(62,953)		(267,599)		(370,335)
Income tax expense	32,483	1,363	8,023	6 (G)	(14,838)	6 (G)	27,031
Net (loss) income	$(56,235)	$(17,394)	$(70,976)		$(252,761)		$(397,366)

Unaudited Pro Forma Condensed Combined Statement of Operations and Other Data
For the Year Ended December 31, 2022
	Historical
($ in thousands, except share and per share amounts)	TPG Inc.	Angelo Gordon	Transaction Accounting Adjustments	Notes	Transaction Accounting Compensation Adjustments	Notes	Pro Forma Combined
Less:
Net (loss) income attributable to redeemable equity in Public SPACs prior to Reorganization and IPO	$(517)	$—	$—		$—		$(517)
Net income attributable to other non-controlling interests prior to Reorganization and IPO	966	—	—		—		966
Net income attributable to TPG Group Holdings prior to Reorganization and IPO	5,256	—	—		—		5,256
Net income attributable to redeemable equity in Public SPACs	15,165	—	—		—		15,165
Net loss attributable to non-controlling interests in TPG Operating Group	(180,824)	—	(57,411)	6 (H)	(204,458)	6 (I), (J)	(442,693)
Net income (loss) attributable to other non-controlling interests	11,293	(7)	(362)	6 (H)	—		10,924
Net income attributable to TPG Inc. subsequent to reorganization and IPO	$92,426	$(17,387)	$(13,203)		$(48,303)		$13,533

Pro forma net income per share data:
Net income available to Class A common stock per share
Basic	$1.10						$0.20
Diluted	$(0.19)						$(0.92)
Weighted-average shares of Class A common stock outstanding
Basic	79,255,411						80,587,371
Diluted	308,908,052						363,958,626

Notes to the Unaudited Pro Forma Condensed Combined Financial Information
Note 1 – Basis of Presentation
The unaudited pro forma condensed combined financial information is derived from TPG’s and Angelo Gordon’s historical audited and unaudited consolidated financial statements and depicts the accounting for the Transactions using the acquisition method of accounting in accordance with ASC 805, Business Combinations, with TPG acting as the accounting acquirer. ASC 805 references fair value, as defined under ASC 820, Fair Value Measurements and Disclosures. Fair value determinations are inherently subjective, and reasonable persons evaluating the same facts and circumstances may develop different assumptions and arrive at different estimates. The accounting for the related financing and the change in compensation arrangements is depicted under ASC 835, Interest, and ASC 718, Compensation - Stock Compensation, respectively.
The allocation of the Purchase Price, as defined in Note 3, is preliminary, pending finalization of various estimates, inputs and analyses. Purchase Price is also subject to various conditions being met and may change as a result of, among other things, the fair value of investments and interest rates. Since the information presented here is based on preliminary estimates of consideration and fair values attributable to the Transactions, the actual amounts reflected in accordance with ASC 805, including the identifiable intangibles and bargain purchase, may differ materially from those reflected in this unaudited pro forma condensed combined financial information. Additionally, any estimated post-combination compensation expense reflected in the unaudited pro forma condensed combined financial statements under ASC 718 is subject to changes based on the fair value of the respective awards on their grant date.
The preliminary Purchase Price has been allocated to the assets acquired and liabilities assumed based upon TPG’s preliminary estimate of what their respective fair values would be as of September 25, 2023, the most recent practicable date. The estimated identifiable finite-lived intangible assets include investment management agreements, acquired carried interest, technology, a trade name and non-compete agreements.
In instances where the fair value of the Purchase Price and the fair value of any non-controlling interest in the acquiree is less than the fair value of the identifiable net assets acquired, a transaction results in an economic gain to the acquiring entity and is referred to as a bargain purchase.
Note 2 – Conforming Accounting Policies
The accounting policies used in the preparation of this unaudited pro forma condensed combined financial information are those set out in TPG’s audited consolidated financial statements as of and for the year ended December 31, 2022 and TPG’s unaudited consolidated financial statements as of and for the six months ended June 30, 2023.
As of the date of this Information Statement, TPG has identified one difference in accounting policy that needed to be assessed to determine whether there would be a material impact on the unaudited pro forma condensed combined financial information. As a private company, Angelo Gordon adopted Accounting Standards Update (“ASU”) No. 2016-13, Financial Instruments - Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments (“CECL”) on January 1, 2023, rather than the earlier adoption date required for public registrants. For purposes of the unaudited pro forma condensed combined financial information, TPG has assumed that Angelo Gordon adopted CECL on January 1, 2022. As a result of this assessment, the pro forma adoption impact for the fiscal year ended December 31, 2022 was determined to not result in a material difference in the unaudited pro forma condensed combined financial information.
TPG continues to review Angelo Gordon’s accounting policies to identify any additional material differences that require modification or reclassification of Angelo Gordon’s revenues, expenses, assets or liabilities to conform to TPG’s accounting policies and classifications. As a result of that review, TPG may identify differences between the accounting policies of the two companies that, when conformed, could have a material impact on the combined company’s financial statements.
Certain reclassifications have been made to (i) adjust the presentation of TPG’s historical condensed consolidated statement of financial condition and (ii) conform Angelo Gordon’s financial statement presentation to TPG’s, each as described in the tables below:

TPG Reclassifications: The following table shows the material reclassifications that have been made to TPG’s historical financial statements. These material reclassifications have no impact on total assets, total liabilities or equity:

	As of June 30, 2023
($ in thousands)	TPG (Historical)	Reclassification Adjustments		TPG (as adjusted)
Assets
Cash and cash equivalents	$893,560	$—		$893,560
Restricted cash	13,182	—		13,182
Due from affiliates	175,753	—		175,753
Investments	5,795,218	—		5,795,218
Intangibles	—	122,005	(1)	122,005
Goodwill	—	230,194	(1)	230,194
Other assets, net	628,919	(352,199)	(1)	276,720
Assets of consolidated Public SPACs:
Cash and cash equivalents	4,059	—		4,059
Assets held in Trust Accounts	259,370	—		259,370
Other assets	126	—		126
Total assets	$7,770,187	$—		$7,770,187
Liabilities and Equity
Liabilities
Accounts payable and accrued expenses	$185,984	$—		$185,984
Due to affiliates	124,764	—		124,764
Debt Obligations	444,901	—		444,901
Accrued performance allocation compensation	3,388,976	—		3,388,976
Other liabilities	226,953	—		226,953
Liabilities of consolidated Public SPACs:
Derivative liabilities	750	—		750
Deferred underwriting	8,750	—		8,750
Other liabilities	206	—		206
Total Liabilities	4,381,284	—		4,381,284

Redeemable equity attributable to consolidated public SPACs	259,370	—		259,370

Class A common stock	80	—		80
Class B common stock	229	—		229
Additional paid-in-capital	531,512	—		531,512
Retained (deficit) earnings	(3,663)	—		(3,663)
Other non-controlling interests	2,601,375	—		2,601,375
Total Equity	3,129,533	—		3,129,533
Total liabilities and equity	$7,770,187	$—		$7,770,187
_______________
(1)Reclassifies $352.2 million from “Other assets, net” to $122.0 million of “Intangibles” and $230.2 million of “Goodwill”.

Angelo Gordon Reclassifications: The following table shows the material reclassifications that have been made to Angelo Gordon’s historical financial statements. These material reclassifications have no impact on total assets, total liabilities or equity:

	As of June 30, 2023
($ in thousands)	Angelo Gordon (Historical)	Reclassification Adjustments		Angelo Gordon (as adjusted)
Assets
Cash and cash equivalents	$429,764	$—		$429,764
Restricted cash	10,318	—		10,318
Due from affiliates	116,202	—		116,202
Investments	1,126,606	—		1,126,606
Other assets, net	156,402	—		156,402
Total assets	$1,839,292	$—		$1,839,292
Liabilities and Equity
Liabilities
Accounts payable and accrued expenses	$53,168	$158,175	(1)	$211,343
Due to affiliates	9,287	—		9,287
Debt obligations	—	25,000	(2)	25,000
Accrued performance allocation compensation	486,679	—		486,679
Accrued cash and equity-based compensation and benefits	158,175	(158,175)	(1)	—
Repurchase agreements	82,374	(82,374)	(3)	—
Credit facility	25,000	(25,000)	(2)	—
Other liabilities	114,398	82,374	(3)	196,772
Total Liabilities	929,081	—		929,081
Partners’ equity	903,954	—		903,954
Non-controlling interest	6,257	—		6,257
Total Equity	910,211	—		910,211
Total liabilities and equity	$1,839,292	$—		$1,839,292
_______________
(1)Reclassifies $158.2 million from “Accrued cash and equity-based compensation and benefits” to “Accounts payable and accrued expenses,” as TPG records accrued compensation to employees and partners within “Accounts payable and accrued expenses.”
(2)Reclassifies $25.0 million from “Credit facility” to “Debt obligations.”
(3)Reclassifies $82.4 million from “Repurchase agreements” to “Other liabilities.”
Note 3 – Purchase Price
In accordance with the guidance under ASC 805, TPG determined what constitutes Purchase Price and post-combination expense by comparing the historical equity interests and instruments held by Angelo Gordon’s partners and employees, including equity ownership in Angelo Gordon, participation interests in performance allocation-based income and equity incentive plan awards, against any new awards or grants issued to such partners and professionals in connection with the Transactions. Following this analysis, cash and vested Common Units issued were determined to be part of the Purchase Price with no one-time incremental post-combination compensation charges and no post-combination vesting conditions. TPG also evaluated the on-going service requirements associated with unvested Common Units and RSUs to be granted to AG Non-Founder Partners, as well as the structure of the arrangements, which are intended to be for the benefit of the combined company. The unvested Common Units and RSUs were deemed to be compensatory under U.S. GAAP and a separate transaction from the business combination.

The following table provides additional information on the estimated Purchase Price (in thousands):

Cash (1)	$703,425
Common Units (2)	261,112
Fair Value of Earnout Payment (3)	29,325
Fair Value of Aggregate Annual Cash Holdback Amount (4)	127,755
Total estimated Purchase Price	$1,121,617
_________________
(1)Represents the estimated cash consideration of $703.4 million to be paid at Closing, which is comprised of $233.4 million of TPG’s cash on hand and $470.0 million of proceeds from drawing on TPG’s Senior Unsecured Revolving Credit Facility. Out of the estimated cash consideration of $703.4 million, $103.0 million will be held in escrow.
(2)Represents the fair value of approximately 9.7 million vested Common Units to be granted to the AG Founder Partners and AG Non-Founder Partners upon consummation of the Transactions. The fair value of Common Units is based on a $30.57 closing price for the Class A Shares on September 25, 2023, applying an applicable discount for lack of marketability. Approximately 45.0 million unvested Common Units and 7.5 million RSUs to be granted in connection with the Transactions are considered compensatory under U.S. GAAP and not part of the Purchase Price.
(3)Represents the estimated fair value of the Earnout Payment expected to be paid in the form of cash and vested Common Units to the AG Founder Partners and cash to the AG Non-Founder Partners upon satisfaction of certain fee-related revenue targets during the period beginning January 1, 2026 and ending on December 31, 2026. The amount was determined using a multiple probability simulation approach. Inputs to the fair value include probability adjusted FRR amounts and FRR target thresholds. The estimated fair value of the non-compensatory element of the Earnout Payment of $29.3 million is reflected as contingent consideration.
The portion of the Earnout Payment to the AG Non-Founder Partners that is expected to be granted in the form of Common Units is treated as post-combination compensation expense, as services are required from such partners post-Closing.
(4)Represents the estimated fair value of the Annual Cash Holdback Amount of up to $150.0 million, which is payable in three equal annual installments of $50.0 million. The estimated fair value of $127.8 million was determined using a present value approach. Inputs to fair value include the present value period and the discount rate applied to the annual payments.
Note 4 – Preliminary Fair Value Estimate of Assets to be Acquired and Liabilities to be Assumed
The following table presents an initial allocation of the Purchase Price to Angelo Gordon’s tangible and intangible assets to be acquired and liabilities to be assumed based on TPG’s preliminary estimate of their respective fair values as of June 30, 2023:

($ in thousands)	Angelo Gordon	Fair Value Adjustment		Purchase Price Allocation

Total value to allocate
Cash and cash equivalents	$116,764	$—		$116,764
Restricted cash	10,318	—		10,318
Due from affiliates	116,202	—		116,202
Investments	1,126,606	(6,847)	5 (G)	1,119,759
Intangibles	—	570,000	5 (F)	570,000
Other assets	153,547	17,489	5 (H)	171,036
Total assets	$1,523,437	$580,642		$2,104,079
Accounts payable and accrued expenses	197,083	—		197,083
Due to affiliates	9,287	—		9,287
Accrued performance allocation compensation	500,939	—		500,939
Other liabilities	196,772	—		196,772
Total liabilities	$904,081	$—		$904,081
Fair value of assets acquired/liabilities assumed				1,199,998

Estimated Purchase Price				1,121,617
Fair Value of Non-controlling interest of Angelo Gordon				3,873
Gain from bargain purchase				$(74,508)

Upon the completion of the closing date valuation procedures, the estimated fair value of the assets acquired and liabilities assumed will be updated, including the estimated fair value and useful lives of the identifiable intangible assets and allocation of the excess fair value of net assets acquired to a gain from bargain purchase. Excess fair value of net assets acquired is in part a result of a portion of the total amounts payable transferred being deemed to be compensatory, resulting in a lower estimated Purchase Price. The calculation of the bargain purchase gain and other identified intangible assets could be materially impacted by changes in valuation inputs.
Note 5 – Transaction Accounting Adjustments to Unaudited Pro Forma Condensed Combined Statement of Financial Condition
Transaction Accounting Adjustments
(A)Reflects the net cash outflow related to the following pro forma adjustments:

($ in thousands)	Related Note	As of June 30, 2023
Opening balance sheet adjustment - cash distribution	5(B)	$(288,000)
Opening balance sheet adjustment - AG Credit Facility repayment	5(B)	(25,000)
Draw on Senior Unsecured Revolving Credit Facility	5(C)	470,000
Cash component of the estimated Purchase Price	Note 3	(703,425)
Consideration for non-compete agreements	5(F)	(6,000)
Payment of estimated transaction costs	5(I)	(27,091)
Total cash and cash equivalents pro forma adjustment		$(579,516)
(B)Reflects assets that are not expected to be acquired and liabilities that are not expected to be assumed by TPG as part of the Transactions. These include:
a.Cash that will be used for a distribution of approximately $288.0 million by API to partners and professionals prior to Closing;
b.Outstanding debt under an existing AG Credit Facility with a balance of $25.0 million that was repaid prior to Closing, with a related write off of capitalized debt issuance costs of $1.3 million; and
c.Artwork with a carrying value of $1.6 million that is included in Angelo Gordon’s historical balance sheet within “Other assets.”
(C)Reflects the estimated $470.0 million draw on TPG’s Senior Unsecured Revolving Credit Facility.
(D)Reflects $29.3 million related to the fair value of the Earnout Payment and $127.8 million related to the fair value of the Aggregate Annual Cash Holdback Amount, which are both accounted for as contingent consideration for the Transactions. Refer to Note 3 above.
(E)Reflects the elimination of Angelo Gordon’s historical equity as a result of the Transactions.
(F)Reflects the estimated fair value of $576.0 million of identifiable intangible assets recognized upon consummation of the Transactions.
a.Based on a preliminary analysis, identifiable finite lived intangible assets include technology, contractual carried interest, existing and in-the-market investment management agreements, and a trade name. The non-compete agreements are recorded as separate intangible assets arising from the Transactions and are not included within the Purchase Price allocation in accordance with ASC 805.
The estimated fair value of the investment management agreements is determined using the multi-period excess earnings method (MPEEM) under the income approach, which requires a forecast of expected future distributable earnings. The estimated fair value of the acquired carried interest is determined using the discounted cash flow method under the income approach. A replacement cost analysis and relief from royalty analysis were applied to estimate the fair value of technology. The estimated fair value of the trade name was determined using the relief from royalty method under the income approach.
The estimated fair value of the non-compete agreements was determined using the benchmarking method to comparable companies and transaction methodology under the market approach, and will be amortized utilizing the straight-line method over their estimated useful life.
The following table summarizes the estimated fair values of identifiable intangible assets and their estimated useful lives. Finite lived intangible assets are amortized over their useful lives using the straight-line method:

($ in thousands)	Preliminary Fair Value	Estimated Average Useful Life (in years)
Trade name - Angelo Gordon	$15,500	5
Technology	45,500	4
Acquired carried interest	56,500	5
Investment management agreements	452,500	5.5-14.5
Fair value of intangible assets acquired as part of the Purchase Price	$570,000
Fair value of non-compete agreements related to the Transactions	6,000	2
Total fair value of intangible assets pro forma adjustment	$576,000
These preliminary estimates of fair value and estimated useful lives may differ from final amounts TPG will calculate after completing a detailed valuation analysis, and the difference could have a material impact on the unaudited pro forma condensed combined financial information. TPG’s initial valuation of the investment management agreements resulted in an estimated range of $400.0 million to $520.0 million, and the Company selected $452.5 million. A 10% change in the valuation of intangible assets would cause a corresponding increase or decrease in the gain from bargain purchase of $53.1 million. The non-compete agreements are recorded as separate intangible assets arising from the Transactions and are not included within the Purchase Price allocation in accordance with ASC 805.
b.Represents the excess of the preliminary fair value of the underlying identifiable tangible assets, net of liabilities over the Purchase Price, which results in an estimated bargain purchase gain of $74.5 million. As discussed in Note 3 above, a portion of the total value transferred was in the form of unvested Common Units and RSUs to AG Non-Founder Partners, which are accounted for as separate compensatory arrangements under U.S. GAAP in exchange for provision of services by such AG Non-Founder Partners following the consummation of the Transactions, and are excluded from the Purchase Price. The estimated gain is recognized after reassessment of whether TPG correctly identified and measured all components of the Transactions in accordance with ASC 805. A 10% fluctuation in the market price of the Class A Shares would have an impact on the valuation of Common Units, and cause a corresponding increase or decrease in the Purchase Price of $26.1 million, with an equivalent impact on the gain from bargain purchase.
(G)Reflects the fair value adjustment of $6.8 million related to certain held to maturity credit investments held by Angelo Gordon at amortized cost as of June 30, 2023. The carrying value in the historical Angelo Gordon financial statements was $86.6 million, while the fair value was assessed to be $79.8 million.
(H)Reflects the fair value adjustment in accordance with ASC 805 of $17.5 million related to Angelo Gordon’s right of use assets as of June 30, 2023.
(I)Reflects payment of estimated transaction costs of $27.1 million, including fees related to advisory, legal and other professional services, expected to be incurred by TPG in connection with the Transactions. These costs are not recurring in nature.
(J)Reflects changes to other assets, net related to a net decrease in deferred taxes of $17.8 million, with an offsetting decrease to retained earnings.
a.A net decrease in deferred income tax assets of $15.9 million as a result of the pro forma adjustments for assets acquired and liabilities assumed.

b.An increase in valuation allowance of $1.9 million as a result of the Pre-Closing TPG Transactions and the Transactions.
These estimates are preliminary as adjustments to our deferred taxes could change due to further refinement of our statutory income tax rates used to measure our deferred taxes and changes in the estimates of the fair values of assets acquired and liabilities assumed that may occur in conjunction with the Closing of the Transactions. These changes in estimates could be material.
(K)Reflects the reallocation of $27.2 million of partners’ capital attributable to non-controlling interests of TPG Operating Group due to a change in the ownership percentage following the issuance of Common Units to partners of Angelo Gordon. Following the consummation of the Transactions, TPG will own approximately 25.27% of the Common Units, compared to approximately 26.04% prior to the Transactions. Non-controlling interest holders of TPG Operating Group, including those former Angelo Gordon partners who receive Common Units, will own the remaining 74.73%, compared to approximately 73.96% prior to the Transactions.
(L)Reflects non-controlling interest in a subsidiary of AG OpCo, which will survive the Transactions. The $3.9 million represents the fair value of the surviving non-controlling interest.
(M)Reflects the net increase to other non-controlling interests related to the following pro forma adjustments:

($ in thousands)	Related Note	As of June 30, 2023
Vested Common Units	Note 3	$261,112
Non-controlling interest in subsidiary of AG OpCo	5(L)	3,873
Reallocation from partners’ capital attributable to TPG Inc.	5(K)	27,175
Total other non-controlling interests pro forma adjustment		$292,160
Transaction Accounting Adjustments - Compensation Adjustments
TPG will issue unvested Common Units and RSUs to AG Non-Founder Partners that are considered compensatory under U.S. GAAP and not included in the Purchase Price. Such offering of equity instruments is considered a separate transaction entered into between TPG and Angelo Gordon and is, therefore, presented separately from the Transactions.
(N)Following the consummation of the Transactions, the TPG Operating Group will receive 20% of the performance allocations associated with the general partner entities of Angelo Gordon. The share in performance allocations of certain partners and professionals from Angelo Gordon will increase from between 45%-60% to approximately 80%. In conjunction with allocating up to approximately 80% of performance allocations to certain partners and professionals of Angelo Gordon, the combined company will reduce the amount of cash-based bonuses historically paid by Angelo Gordon. The following adjustments reflect the intended combined company compensation arrangements with certain partners and professionals:
a.Reduction of $57.7 million of accrued liabilities and a corresponding increase of retained earnings related to cash-based bonuses that will no longer be paid in the form of cash-based compensation in connection with the increase in performance allocations discussed above;
b.Additional performance allocation compensation of $253.7 million and a corresponding reduction of other non-controlling interests, that will be attributed to certain partners and professionals and presented as performance allocation compensation expense and liability; and
c.A $14.3 million decrease in accounts payable and accrued expenses and a corresponding increase in accrued performance allocation compensation related to performance allocation amounts due to certain partners.

Note 6 – Transaction Accounting Adjustments to Unaudited Pro Forma Condensed Combined Statement of Operations
Transaction Accounting Adjustments
(A)Reflects statement of operations activities that are not expected to continue for the combined company, including:
a.Removal of amounts related to Angelo Gordon’s CLOs that were deconsolidated in Angelo Gordon’s unaudited consolidated financial statements as of June 30, 2023 in conjunction with the terms of the Transaction Agreement. Such activities include:
1.Removal of interest expense of $50.5 million, general, administrative and other of $1.0 million and total net investment income of $52.7 million for the six months ended June 30, 2023, and interest expense of $58.6 million, general, administrative and other of $2.2 million and total net investment income of $67.2 million for the year ended December 31, 2022.
2.Recognition of $3.0 million in management fee income (before the management fee reduction adjustment in Note 6(F)) and $1.0 million of capital allocation-based loss for the six months ended June 30, 2023, and $5.9 million in management fee income (before the management fee reduction adjustment in Note 6(F)) and $0.1 million in capital allocation-based income for the year ended December 31, 2022.
b.Removal of charges recorded within Angelo Gordon’s general, administrative and other expenses, related to an insurance policy for a founder partner of Angelo Gordon that is not expected to continue after Closing. The amount is $0.8 million for the six months ended June 30, 2023 and $1.6 million for the year ended December 31, 2022.
(B)The following table presents the expected amortization expense of the acquired finite lived intangible assets following the consummation of the Transactions (refer to Note 5 (F) for estimated fair values and useful lives):

($ in thousands)	Six Months Ended June 30, 2023	Year Ended December 31, 2022
Trade name - Angelo Gordon	$1,529	$3,100
Technology	5,610	11,375
Acquired carried interest	5,573	11,300
Investment management agreements	25,471	51,649
Non-compete agreements	1,479	3,000
Total expected amortization pro forma adjustment	$39,662	$80,424
A 10% change in the valuation of intangible assets would cause a corresponding increase or decrease in amortization expense of $6.8 million for the six months ended June 30, 2023 and $13.8 million for the year ended December 31, 2022.
(C)Reflects net interest expense of $15.0 million and $30.1 million for the six months ended June 30, 2023 and year ended December 31, 2022, respectively, related to the $470.0 million draw on TPG’s Senior Unsecured Revolving Credit Facility using an estimated effective interest rate of 6.54% per annum based on the terms of the facility. The effective interest rate is based on the one-month SOFR plus 110 basis points. The portion of historical unused commitment fee was reversed, partially offsetting the increase in interest expense. A 0.25% change in the interest rate of the Senior Unsecured Revolving Credit Facility would cause a corresponding increase or decrease in interest expense of $0.7 million for the six months ended June 30, 2023 and $1.3 million for the year ended December 31, 2022.
This adjustment also reflects the removal of interest expense of $1.2 million for the six months ended June 30, 2023 and $0.5 million for the year ended December 31, 2022 as a result of the repayment and termination of the AG Credit Facility (refer to Note 5(B)).

(D)Represents estimated transaction costs of $27.1 million, including fees related to advisory, legal and other professional services, expected to be incurred by TPG in connection with the Transactions. These costs are non-recurring in nature.
(E)Reflects the gain from bargain purchase due to excess fair value of assets acquired. The amount is non-recurring in nature and only reflected for the year ended December 31, 2022. See Note 4 above.
(F)Represents the reduction of management fee income related to a certain fund where TPG will not acquire 100% of the on-going management fee stream. This arrangement results in a reduction of management fees of $1.5 million for both the six months ended June 30, 2023 and year ended December 31, 2022.
(G)TPG Operating Group has been and is expected to continue to be treated as partnerships for U.S. federal and state income tax purposes. Following the Transactions, the income from the Acquired Interests allocable to TPG in respect to its ownership interest in the TPG Operating Group will be subject to U.S. federal income taxes in addition to state and local income taxes. As a result, the unaudited pro forma condensed combined financial information reflects adjustments to TPG’s income tax expense to incorporate the income tax effects of acquiring and owning the Acquired Interests and the transaction accounting adjustments attributable to TPG Inc. The blended statutory income tax rate was estimated on a pro forma basis assuming the U.S. federal rate currently in effect of 21.0% and the statutory income tax rates applicable to each state and local jurisdiction where we estimate our income will be taxable. For the year ended December 31, 2022, income tax expense has also been adjusted for the tax effects of the Pre-Closing TPG Transactions and changes in valuation allowance we maintain against a portion of our deferred tax asset related to our investment in the TPG Operating Group. The estimated blended statutory tax rate used for the unaudited pro forma condensed combined financial information will likely vary from the actual effective tax rates in periods as of and subsequent to the completion of the Transactions. Additionally, the income tax effects of the Pre-Closing Transactions and estimated changes in our valuation allowance may also change as we further refine the estimates of the fair values of assets acquired and liabilities assumed that may occur in conjunction with the Closing of the Transactions.
The following table summarizes pro forma income tax expense associated with Transaction Accounting Adjustments:

($ in thousands)	Six Months Ended June 30, 2023	Year Ended December 31, 2022
Additional allocable income from the Acquired Interests	$28,590	$(17,387)
Transaction Accounting Adjustments attributable to TPG Inc.	(32,751)	(5,180)
Additional net income attributable to TPG Inc.	(4,161)	(22,567)
TPG Inc. effective tax rate	23.5%	23.5%
Income tax effects of additional net income attributable to TPG Inc. from the Acquired Interests and Transaction Accounting Adjustments	(978)	(5,303)
Income tax effects of the Pre-Closing TPG Transactions	—	15,478
Income tax effects related to changes in our valuation allowance	—	(2,152)
Total income tax expense pro forma adjustment associated with Transaction Accounting Adjustments	$(978)	$8,023
The following table summarizes pro forma income tax expense associated with Transaction Accounting Compensation Adjustments:

($ in thousands)	Six Months Ended June 30, 2023	Year Ended December 31, 2022
Transaction Accounting Compensation Adjustments attributable to TPG Inc.	$(28,938)	$(63,141)
TPG Inc. effective tax rate	23.5%	23.5%
Total income tax expense pro forma adjustment associated with Transaction Accounting Compensation Adjustments	$(6,800)	$(14,838)

(H)For purposes of the unaudited pro forma condensed combined statement of financial condition, prior to the Transactions TPG owned approximately 26.04% of the Common Units, and the other partners of the TPG Operating Group owned the remaining 73.96%. Following the Transactions and the issuance of Common Units to the AG Founder Partners and AG Non-Founder Partners, TPG will own approximately 25.27% of the Common Units, while non-controlling interest holders of the TPG Operating Group, including former Angelo Gordon partners who receive Common Units, will own the remaining 74.73%.
For purposes of the unaudited pro forma condensed combined statement of operations, TPG will own approximately 25.27% of the Common Units, while non-controlling interest holders of the TPG Operating Group, including former Angelo Gordon partners who receive Common Units, will own the remaining 74.73% for the year ended December 31, 2022. For the six months ended June 30, 2023, TPG will own approximately 24.91% of the Common Units, while non-controlling interest holders of the TPG Operating Group, including former Angelo Gordon partners who receive Common Units, will own the remaining 75.09% as additional unvested Common Units issued to Angelo Gordon partners vested.
The following table presents the calculation of the pro forma income attributable to other non-controlling interests in the TPG Operating Group:

($ in thousands)	Six Months Ended June 30, 2023	Year Ended December 31, 2022
Loss before provision for income taxes	$(71,213)	$(370,335)
Less:
Provision for local and foreign income taxes	14,548	13,869
Net income attributable to redeemable equity in Public SPACs	6,896	15,165
Allocable Income	(92,657)	(399,369)
Less:
Net loss attributable to non-controlling interest in TPG Operating Group and its consolidated subsidiaries	(192,678)	(442,693)
Net (loss) income attributable to redeemable equity in Public SPACs prior to Reorganization and IPO	—	(517)
Net income attributable to other non-controlling interests prior to Reorganization and IPO	—	966
Net income attributable to TPG Group Holdings prior to Reorganization and IPO	—	5,256
Net income attributable to other non-controlling interests	67,337	10,924
TPG Inc.’s income before provision for income taxes in the TPG Operating Group	32,684	26,695
Provision for income taxes	5,755	13,162
Net income attributable to TPG Inc.	$26,929	$13,533
In order to reflect the net loss attributable to non-controlling interests in TPG Operating Group and to adjust historical allocations of loss to non-controlling interests for Angelo Gordon, pro forma adjustments of $21.5 million and $0.7 million for the six months ended June 30, 2023 and $57.4 million and $0.4 million for the year ended December 31, 2022, respectively, were made.
Transaction Accounting Adjustment - Compensation Adjustments
As described in the summary of the Transactions above, TPG will issue unvested Common Units and RSUs to AG Non-Founder Partners that are considered compensatory under U.S. GAAP and are not included in the Purchase Price. Such offering of equity instruments is considered a separate transaction entered into between TPG and Angelo Gordon and is therefore presented separately from the Transactions.

(I)At Closing, TPG will issue to certain partners approximately 45.0 million unvested Common Units. TPG will also grant approximately 7.5 million RSUs to certain partners and professionals. The unvested Common Units and RSUs were determined to be compensatory for the combined company. The unvested Common Units and RSUs will generally vest over five years, subject to the recipient’s continued provision of services to TPG through the vesting date.
A total estimated grant date fair value of $1,210.9 million for the unvested Common Units will be recognized as post-combination compensation expense during the periods in which the AG Non-Founder Partners provide services. The grant date fair value of the unvested Common Units is based on the same inputs as the vested Common Units as detailed in Note 3. The issuance of such unvested Common Units will result in the recognition of $125.0 million and $245.1 million of compensation expense for the six months ended June 30, 2023 and the year ended December 31, 2022, respectively. A 10% change in the share price of the Class A Shares after applying an applicable discount for lack of marketability would result in an increase or decrease to the total compensation expense recognized of $12.2 million and $24.5 million for the six months ended June 30, 2023 and the year ended December 31, 2022, respectively.
A total estimated grant date fair value $229.0 million for the RSUs will be recognized as post-combination compensation expense during the periods in which the AG Non-Founder Partners and employees provide services. The grant date fair value of the RSUs is based on a $30.57 closing price for the Class A Shares on September 25, 2023. The RSU grants will result in the recognition of $22.9 million and $45.8 million of compensation expense for the six months ended June 30, 2023 and the year ended December 31, 2022, respectively. A 10% change in the share price of the Class A Shares would result in an increase or decrease to the total compensation expense recognized of $2.3 million and $4.6 million for the six months ended June 30, 2023 and the year ended December 31, 2022, respectively.
Additionally, TPG would recognize a post-combination expense for the portion of the Earnout Payment that requires provision of on-going services from AG Non-Founder Partners. As the Earnout Payment contains both a performance condition and a requisite service period, TPG will recognize compensation expense using the accelerated attribution method. The compensatory portion of the Earnout Payment would result in the recognition of $30.7 million and $73.4 million of compensation expense for the six months ended June 30, 2023 and the year ended December 31, 2022, respectively.
Angelo Gordon historical equity-based compensation of $4.8 million and $10.2 million for the six months ended June 30, 2023 and the year ended December 31, 2022, respectively, is removed.
(J)Reflects the additional performance allocation income that will be attributed to certain partners of Angelo Gordon as a result of an additional 30% increase in their share of performance allocations (as discussed in Note 5 (N)). Approximately $33.1 million for the six months ended June 30, 2023 and $17.7 million for the year ended December 31, 2022, respectively, were reflected as additional performance allocation compensation allocated to those AG Non-Founder Partners and professionals.
(K)Reflects the reduction of cash-based bonuses that were historically paid to certain Angelo Gordon partners and professionals and reflected within compensation and benefits, net. After the Transactions, the share of performance allocations for certain Angelo Gordon partners and professionals will increase to approximately 80% (as discussed in Note 5 (N)). Additionally, share-based compensation will be granted to such partners in the form of unvested Common Units (as discussed in Note 6 (I)). The reduction of cash-based bonuses amounts to $57.7 million and $104.2 million for the six months ended June 30, 2023 and year ended December 31, 2022, respectively.
Also reflects the reclassification of certain cash bonus amounts paid and recorded as compensation and benefit, net to performance allocation compensation to reflect the intended combined company compensation structure. Those cash bonuses amount to $14.3 million for the six months ended June 30, 2023 and $12.4 million for the year ended December 31, 2022, respectively.

Note 7 – Earnings Per Share
The following table presents a reconciliation of the numerator and denominator used to compute pro forma basic and diluted net income (loss) per share:

($ in thousands, except share and per share amounts)	Six Months Ended June 30, 2023	Year Ended December 31, 2022
Pro forma basic net income per share:
Numerator:
Net loss	$(91,516)	$(397,366)
Less:
Net income attributable to non-controlling interests prior to IPO and Reorganization	—	5,705
Net income attributable to redeemable interest in Public SPACs	6,896	15,165
Net income attributable to non-controlling interests in TPG Operating Group	(192,678)	(442,693)
Net income attributable to other non-controlling interests	67,337	10,924
Net income attributable to Class A common stockholders prior to distributions	26,929	13,533
Reallocation of earnings (to) from unvested participating securities	(10,597)	2,221
Net income attributable to Class A Common Stockholders - Basic	16,332	15,754
Net loss assuming exchange of non-controlling interests	(148,661)	(351,910)
Net loss attributable to Class A Common Stockholders - Diluted	$(132,329)	$(336,156)
Denominator
Class A Common Stock outstanding - Basic (1)	82,085,531	80,587,371
Exchange of Common Units to Class A Common Stock (2)	283,371,255	283,371,255
Shares of Common Stock Outstanding - Diluted	365,456,786	363,958,626

Pro Forma net income (loss) available to Class A common stock per share
Basic	$0.20	$0.20
Diluted	$(0.36)	$(0.92)
___________
(1)Represents the expected Class A Common Stock outstanding at Close for the year ended December 31, 2022. Six months ended June 30, 2023 includes an additional 1.5 million vested RSUs.
(2)The assumed exchange of Common Units to Class A Common Stock includes estimated closing Common Units of 228.7 million and 54.7 million Common Units to be granted to the AG Founder Partners and AG Non-Founder Partners upon consummation of the Transactions.
In computing the dilutive effect, if any, that share-based awards would have on earnings per share, TPG considers the reallocation of net income between holders of its Class A Shares and non-controlling interests.

Unaudited Pro Forma Non-GAAP Financial Measures
Distributable Earnings. DE is used to assess performance and amounts potentially available for distributions to partners. DE is derived from and reconciled to, but not equivalent to, its most directly comparable U.S. GAAP measure of net income. DE differs from U.S. GAAP net income computed in accordance with U.S. GAAP in that it does not include (i) unrealized performance allocations and related compensation and benefit expense, (ii) unrealized investment income, (iii) equity-based compensation expense, (iv) net income (loss) attributable to non-controlling interests in consolidated entities or (v) certain non-cash items, such as contingent reserves.
While TPG and Angelo Gordon believe that the inclusion or exclusion of the aforementioned U.S. GAAP income statement items provides investors with a meaningful indication of core operating performance, the use of DE without consideration of the related U.S. GAAP measures is not adequate due to the adjustments described herein. This measure supplements U.S. GAAP net income and should be considered in addition to and not in lieu of the results of operations presented in accordance with U.S. GAAP.
After-Tax Distributable Earnings. After-tax DE is a non-GAAP performance measure of our distributable earnings after reflecting the impact of income taxes. We use it to assess how income tax expense affects amounts available to be distributed to holders of our Class A Shares and Common Unit holders. After-tax DE differs from U.S. GAAP net income computed in accordance with U.S. GAAP in that it does not include the items described in the definition of DE herein; however, unlike DE, it does reflect the impact of income taxes. Income taxes, for purposes of determining After-tax DE, represent the total U.S. GAAP income tax expense adjusted to include only the current tax expense (benefit) calculated on U.S. GAAP net income before income tax and includes the current payable under our Tax Receivable Agreement, which is recorded within other liabilities in our Consolidated Statement of Financial Condition. Further, the current tax expense (benefit) utilized when determining After-tax DE reflects the benefit of deductions available to TPG on certain expense items that are excluded from the underlying calculation of DE, such as equity-based compensation charges. We believe that including the amount currently payable under the Tax Receivable Agreement and utilizing the current income tax expense (benefit), as described above, when determining After-tax DE is meaningful as it increases comparability between periods and more accurately reflects earnings that are available for distribution to stockholders.
TPG and Angelo Gordon believe that while the inclusion or exclusion of the aforementioned U.S. GAAP income statement items provides investors with a meaningful indication of core operating performance, the use of After-tax DE without consideration of the related U.S. GAAP measures is not adequate due to the adjustments described herein. This measure supplements U.S. GAAP net income and should be considered in addition to and not in lieu of the results of operations presented in accordance with U.S. GAAP.
Fee-Related Earnings. FRE is a supplemental performance measure and is used to evaluate our business and make resource deployment and other operational decisions. FRE differs from net income computed in accordance with U.S. GAAP in that it adjusts for the items included in the calculation of DE and also adjusts to exclude (i) realized performance allocations and related compensation expense, (ii) realized investment income from investments and financial instruments, (iii) net interest (interest expense less interest income), (iv) depreciation, (v) amortization and (vi) certain non-core income and expenses. We use FRE to measure the ability of our business to cover compensation and operating expenses from fee revenues other than capital allocation-based income. The use of FRE without consideration of the related U.S. GAAP measures is not adequate due to the adjustments described herein.
Fee-Related Revenues. Fee-related revenues is a component of FRE. Fee-related revenues is comprised of (i) management fees, (ii) fee-related performance revenues, (iii) transaction, monitoring and other fees, net, and (iv) other income. Fee-related performance revenues refers to incentive fees from perpetual capital vehicles that are: (i) measured and expected to be received on a recurring basis and (ii) not dependent on realization events from the underlying investments. Fee-related revenue differs from revenue computed in accordance with U.S. GAAP in that it excludes certain reimbursement expense arrangements. Refer to “Angelo Gordon Information—Management’s Discussion and Analysis of Financial Condition and Results of Operations of Angelo Gordon—Reconciliation to U.S. GAAP Measures” to the comparable line items on the combined statements of operations.
Fee-Related Expenses. Fee-related expenses is a component of FRE. Fee-related expenses differs from expenses computed in accordance with U.S. GAAP in that it is net of certain reimbursement arrangements and does not include performance allocation compensation. Fee-related expenses is used in our review of the business. Refer to “Angelo Gordon Information—Management’s Discussion and Analysis of Financial Condition and Results of Operations of Angelo Gordon—Reconciliation to U.S. GAAP Measures” to the comparable line items on the combined statements of operations.

The following table sets forth the pro forma non-GAAP financial measures after Adjustments for the six-months ended June 30, 2023 and for the year ended December 31, 2022:

	Six Months Ended June 30, 2023
	Historical		Pro Forma Adjustments
($ in thousands)	TPG Inc.	Angelo Gordon	Transaction Accounting Adjustments	Notes	Transaction Compensation Adjustments	Notes	Pro Forma Non-GAAP Combined
Management fees	$504,610	$240,284	$(1,509)	(6)	$—		$743,385
Fee-related performance revenues	—	5,180	—		—		5,180
Transaction, monitoring, and other fees, net	21,536	1,162	—		—		22,698
Other income	25,039	(323)	—		—		24,716
Fee Related Revenues	551,185	246,303	(1,509)		—		795,979
Cash-based compensation and benefits, net	196,043	201,350	—		(57,686)	(8)	339,707
Fee-related performance compensation	—	2,718	—		—		2,718
Operating expenses, net	130,429	43,614	(775)	(1)	—		173,268
Fee Related Expenses	326,472	247,682	(775)		(57,686)		515,693
Total Fee-Related Earnings	$224,713	$(1,379)	$(734)		$57,686		$280,286
Realized performance allocations, net	11,655	27,693	—		(17,164)	(7)	22,184
Realized investment income and other, net	(27,937)	(15,997)	—	(4)	—		(43,934)
Depreciation expense	(2,344)	(5,272)	—		—		(7,616)
Interest (expense) income, net	(217)	5,819	(13,827)	(2), (3)	—		(8,225)
Distributable Earnings	$205,870	$10,864	$(14,561)		$40,522		$242,695
Income taxes	(21,790)	(2,714)	193	(5)	(2,110)	(5)	(26,421)
After-Tax Distributable Earnings	$184,080	$8,150	$(14,368)		$38,412		$216,274

	Year Ended December 31, 2022
	Historical		Pro Forma Adjustments
($ in thousands)	TPG Inc.	Angelo Gordon	Transaction Accounting Adjustments	Notes	Transaction Compensation Adjustments	Notes	Pro Forma Non-GAAP Combined
Management fees	$929,860	$428,708	$(1,506)	(6)	$—		$1,357,062
Fee-related performance revenues	—	7,317	—		—		7,317
Transaction, monitoring, and other fees, net	109,078	2,507	—		—		111,585
Other income	47,069	435	—		—		47,504
Fee Related Revenues	1,086,007	438,967	(1,506)		—		1,523,468
Cash-based compensation and benefits, net	392,968	367,906	—		(104,221)	(8)	656,653
Fee-related performance compensation	—	2,994	—		—		2,994
Operating expenses, net	239,189	86,377	(1,550)	(1)	—		324,016
Fee Related Expenses	632,157	457,277	(1,550)		(104,221)		983,663
Total Fee-Related Earnings	$453,850	$(18,310)	$44		$104,221		$539,805
Realized performance allocations, net	282,383	146,490	—		(87,702)	(7)	341,171
Realized investment income and other, net	42,038	13,853	(27,091)	(4)	—		28,800
Depreciation expense	(4,590)	(11,323)	—		—		(15,913)
Interest (expense) income, net	(13,795)	5,248	(29,647)	(2), (3)	—		(38,194)
Distributable Earnings	$759,886	$135,958	$(56,694)		$16,519		$855,669
Income taxes	(59,623)	(2,397)	(4,129)	(5)	(854)	(5)	(67,003)
After-Tax Distributable Earnings	$700,263	$133,561	$(60,823)		$15,665		$788,666

Notes to the Unaudited Pro Forma Non-GAAP Financial Measures
Transaction Accounting Adjustments
1.Relates to the removal of charges related to an insurance program of $0.8 million and $1.6 million for the six months ended June 30, 2023 and year ended December 31, 2022, respectively, that is not expected to continue after the consummation of the Transactions.
2.Relates to the removal of interest expense of $1.2 million for the six months ended June 30, 2023 and $0.5 million for the year ended December 31, 2022 for the AG Credit Facility, which was repaid and terminated on September 25, 2023.
3.The Senior Unsecured Revolving Credit Facility carries an interest rate of 1 Month Term SOFR plus 110 basis points. The impact of the adjustment is an increase to interest expense of $15.0 million and $30.1 million for the six months ended June 30, 2023 and year ended December 31, 2022, respectively.
4.The adjustment to realized investment income and other, net is primarily related to $27.1 million of additional non-recurring transaction related costs incurred by TPG reflected as if incurred during the year ended December 31, 2022. Angelo Gordon has incurred $17.0 million for the six months ended June 30, 2023 and $0.2 million for the year ended December 31, 2022 of non-recurring transaction related costs, which are included in the historical figures.
5.TPG Operating Group has been and is expected to continue to be treated as partnerships for U.S. federal and state income tax purposes. Following the Transactions, the income from the Acquired Interests allocable to TPG Inc. in respect to its ownership interest in the TPG Operating Group will be subject to U.S. federal income taxes in addition to state and local income taxes. As a result, the pro forma non-GAAP financial measure to incorporate the income tax effects of acquiring and owning the Acquired Interests is reflected at a blended statutory income tax rate of 23.5%. The blended statutory income tax rate was estimated on a pro forma basis assuming the U.S. federal rate currently in effect of 21.0% and the statutory income tax rates applicable to each state and local jurisdiction where we estimate the combined company income will be taxable.
6.Represents the reduction of management fee income related to a certain fund where TPG will not acquire 100% of the on-going management fee interests. This arrangement results in a reduction of management fees of $1.5 million for both the six months ended June 30, 2023 and year ended December 31, 2022.
Transaction Accounting Adjustments - Compensation Related
As described in the summary of the Transactions above, TPG will issue unvested Common Units and RSUs to AG Non-Founder Partners that are considered compensatory and not included in the Purchase Price. Such offering of equity instruments was considered a separate transaction entered into by TPG and Angelo Gordon and is therefore presented separately from those related to the Transactions.
7.Following the consummation of the Transactions, TPG Operating Group will receive 20% of the performance allocations associated with the general partner entities of Angelo Gordon that TPG Operating Group retained an economic interest in. TPG intends to increase the share of performance allocations of certain partners and professionals from 45%-60% to approximately 80%. The impact of this is a decrease in realized performance fees, net of $17.2 million and $87.7 million for the six months ended June 30, 2023 and year ended December 31, 2022, respectively.
8.This adjustment reflects the reduction of cash-based bonuses that were historically paid to Angelo Gordon partners and professionals within compensation and benefits, net, resulting in a decrease of $57.7 million and $104.2 million for the six months ended June 30, 2023 and year ended December 31, 2022, respectively. After the Transactions, the share of performance allocations for certain Angelo Gordon partners and professionals will increase to approximately 80%.

($ in thousands)	Six Months Ended June 30, 2023	Year Ended December 31, 2022
Total Pro Forma GAAP Net Income (loss)	$(91,516)	$(397,366)
Net income (loss) attributable to redeemable equity in Public SPACs	(6,896)	(14,648)
Net income attributable to other non-controlling interests	(67,288)	(10,943)
Amortization	46,737	94,577
Performance allocations from other non-controlling interest	15,953	(70,002)
Equity-based compensation expense	488,675	998,187
Unrealized performance allocations, net	(144,321)	233,552
Unrealized investment income (loss)	(19,725)	73,994
Unrealized (gain) loss on derivatives	7	(1,119)
Income tax expense	(5,816)	(39,356)
Gain from bargain purchase	—	(74,508)
Non-recurring and other	465	(3,703)
Pro Forma After-tax Distributable Earnings	216,275	788,665
Income tax expense	26,420	67,003
Pro Forma Distributable Earnings	242,695	855,668
Realized performance fees, net	(22,184)	(341,171)
Realized investment income and other, net	43,934	(28,800)
Depreciation expense	7,616	15,913
Interest expense, net	8,225	38,194
Total Pro Forma Fee-Related Earnings	$280,286	$539,804
Unaudited Pro Forma Non-GAAP Balance Sheet Measures
The following table sets forth the pro forma non-GAAP book assets, book liabilities and book value after Transaction Accounting Adjustments as of June 30, 2023:

	As of June 30, 2023
	Historical		Pro Forma Adjustments
($ in thousands)	TPG Inc.	Angelo Gordon	Transaction Accounting Adjustments	Notes	Transaction Compensation Adjustments	Notes	Pro Forma Non-GAAP Combined
Book Assets
Cash and cash equivalents	$577,603	$—	$(463,617)	(1), (2), (3), (4)	$—		$113,986
Restricted cash	13,182	—	—		—		13,182
Accrued performance	759,778	431,135	—		(267,103)	(11)	923,810
Other investments	626,037	224,070	—		—		850,107
Other assets, net	547,620	277,750	439,495	(4), (5), (6), (7), (8), (9)	57,686	(12)	1,322,551
Total Book Assets	$2,524,220	$932,955	$(24,122)		$(209,417)		$3,223,636
Book Liabilities
Accounts payable, accrued expenses and other	$46,783	$4,001	$157,080	(10)	$—		$207,864
Debt obligations	444,901	25,000	445,000	(1), (5)	—		914,901
Total Book Liabilities	$491,684	$29,001	$602,080		$—		$1,122,765
Net Book Value	$2,032,536	$903,954	$(626,202)		$(209,417)		$2,100,871

Notes to the Unaudited Pro Forma Non-GAAP Balance Sheet Measures
1.Reflects the estimated $470.0 million draw on TPG’s Senior Unsecured Revolving Credit Facility.
2.Represents $703.4 million of cash paid as part of the Purchase Price and $6.0 million paid for non-compete agreements.
3.Reflects payment of estimated transaction costs of $27.1 million, including fees related to advisory, legal, and other professional services, expected to be incurred by TPG in connection with the Transactions.
4.Immediately following consummation of the Transactions, TPG intends to provide working capital cash to Angelo Gordon’s operating subsidiaries, which will be reflected as a $197.1 million decrease in cash and cash equivalents and a $197.1 million increase in other assets, net on the non-GAAP balance sheet.
5.Relates to assets that are not expected to be acquired and liabilities that are not expected to be assumed as part of the Transactions:
a.AG Credit Facility of $25.0 million, which was repaid and terminated on September 25, 2023, with a related write off for capitalized debt issuance costs of $1.3 million.
b.Artwork with a carrying value of $1.6 million that is included in Angelo Gordon’s historical balance sheet within other assets, net.
6.Cash that will be utilized for a distribution payment of approximately $288.0 million by API to partners and professionals prior to Closing.
7.Represents estimated fair value of $570.0 million of identifiable intangible assets acquired as part of the Transactions.
8.Represents estimated fair value of $6.0 million of non-compete agreement related intangible assets. The non-compete agreements are recorded as separate intangible assets arising from the Transactions.
9.Represents reduction of deferred tax assets of $17.8 million primarily as a result of the pro forma adjustments for assets acquired and liabilities assumed.
10.Represents contingent consideration that consists of $127.8 million related to fair value of the Annual Cash Holdback and $29.3 million related to fair value of the Earnout Payment.
11.Represents an adjustment of $267.1 million to accrued performance allocations related to the increase in performance allocations to certain partners and professionals of Angelo Gordon from between 45%-60% to approximately 80%.
12.Represents a $57.7 million decrease in accrued cash-based compensation resulting from the expected shift in compensation mix paid to certain partners and professionals of Angelo Gordon who will receive an increased share of performance allocations totaling approximately 80%.

($ in thousands)	As of June 30, 2023
Total Pro Forma GAAP Assets	$9,596,000
Impact of consolidated funds and Public SPACs	(263,555)
Impact of other consolidated entities	(5,626,662)
Impact of reclassification adjustments	(262,087)
Impact of transaction adjustments related to opening balance sheet adjustment	(220,060)
Total Pro Forma Book Assets	$3,223,636

Total Pro Forma GAAP Liabilities	$6,108,481
Impact of consolidated funds and Public SPACs	(9,706)
Impact of other consolidated entities	(4,468,254)
Impact of reclassification adjustments	(311,720)
Impact of transaction adjustments related to opening balance sheet adjustment	(196,036)
Total Pro Forma Book Liabilities	$1,122,765

Total Pro Forma GAAP Redeemable equity from consolidated Public SPACs	$259,370
Impact of consolidated Public SPACs	(259,370)
Total Pro Forma Book Redeemable equity from consolidated Public SPACs	$—

Total Pro Forma GAAP Equity	$3,228,149
Impact of consolidated funds and Public SPACs	5,521
Impact of other consolidated entities	(1,158,408)
Impact of reclassification adjustments	49,633
Impact of transaction adjustments related to opening balance sheet adjustment	(24,024)
Total Pro Forma Net Book Value	$2,100,871

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows certain information regarding the beneficial ownership of our Class A Shares and Class B Shares as of September 30, 2023 with respect to:
1.each person or group who is known by us to own beneficially more than 5% of our Class A Shares and Class B Shares;
2.each member of our Board of Directors and each of our named executive officers for 2022; and
3.the members of our Board of Directors and our executive officers as a group.
As of September 30, 2023, we have 72,328,470 Class A Shares and 228,652,641 Class B Shares outstanding.
The number of Class A Shares listed in the tables below assumes no exchange of Common Units or non-voting Class A Shares for Class A Shares. Pursuant to the A&R Exchange Agreement, each Common Unit will be exchangeable (i) for cash equal to the value of one Class A Share from a substantially concurrent primary equity offering or (ii) at the applicable TPG affiliate’s election, for one Class A Share (or, in certain cases, for non-voting Class A Shares). The number of Class B Shares listed in the table below is equal to the number of Common Units beneficially owned by each person or entity named in the table below.
Beneficial ownership of shares is determined under rules of the SEC and generally includes any shares over which a person exercises sole or shared voting or investment power. Except as noted by footnote, and subject to community property laws where applicable, we believe based on the information provided to us that the persons and entities named in the table below have sole voting and investment power with respect to all Class A Shares and Class B Shares shown as beneficially owned by them. Shares of our non-voting Class A Shares are not presented in the following table because they are not voting securities and because they are generally not convertible into Class A Shares until such time as they are transferred to a third party as and when permitted by the Investor Rights Agreement.

Name and address of beneficial owners (1)	Shares of Class A Common Stock		Shares of Class B Common Stock (9)
5% beneficial owners	Number	%	Number	%	Total Voting Power (%)
TPG GP A, LLC (2)	50,848	*	228,652,641	100%	92.7% (10)
GIC Private Limited (3)	5,679,369	7.9%	—	—%	*
The Vanguard Group (4)	5,383,318	7.4%	—	—%	*
Temasek Holdings (Private) Limited (5)	5,220,258	7.2%	—	—%	*
Capital International Investors(6)	3,795,132	5.3%	—	—%	*

Named executive officers and directors (7):
David Bonderman (2) (8)	539,662	*	228,652,641	100%	92.7% (10)
James G. Coulter (2) (8)	3,086,526	4.3%	228,652,641	100%	92.7% (10)
Jon Winkelried (2)	389,832	*	228,652,641	100%	92.7% (10)
Jack Weingart	775,982	1.1%	—	—	*
Todd Sisitsky	512,766	*	—	—	*
Anilu Vazquez-Ubarri	33,898	*	—	—	*
Maya Chorengel	25,424	*	—	—	*
Jonathan Coslet	513,862	*	—	—	*
Kelvin Davis	844,584	1.2%	—	—	*
Ganendran Sarvananthan	1,367,030	1.9%	—	—	*
David Trujillo	118,644	*	—	—	*
Gunther Bright	11,862	*	—	—	*
Mary Cranston	12,532	*	—	—	*
Deborah M. Messemer	12,532	*	—	—	*
All directors and executive officers as a group (17 persons)	8,126,491	11.2%	228,652,641	100%	92.7% (10)
_______________
* Represents less than 1%.

1.Unless noted otherwise, the address for each holder listed in this table is 301 Commerce Street, Suite 3300, Fort Worth, Texas.
2.TPG GP which directly holds 16,949 Class A Shares, is the sole member of TPG Group Advisors (Cayman), LLC (“Advisors LLC”) and the managing member of TPG Group Holdings (SBS) Advisors, LLC (“SBS Advisors”). Advisors LLC is the sole stockholder of TPG Group Advisors (Cayman), Inc. (“Advisors Inc.”), which is the general partner of TPG Partner Holdings, L.P. (“TPG Partner Holdings”) and the managing member of TPG New Holdings, LLC (“New Holdings”). TPG Partner Holdings is a member of New Holdings, which is the sole limited partner of TPG Group Holdings, whose general partner is SBS Advisors and which holds 33,899 Class A Shares and 228,652,641 Class B shares on behalf of its limited partners. All of the directors and executive officers listed in this table other than our independent directors are limited partners of TPG Partner Holdings, and as such are indirect limited partners of TPG Group Holdings. TPG GP is owned by entities owned by each of Messrs. Bonderman, Coulter and Winkelried. Each of TPG GP, Advisors LLC, SBS Advisors, Advisors Inc., TPG Partner Holdings, New Holdings, TPG Group Holdings and Messrs. Bonderman, Coulter and Winkelried expressly disclaims beneficial ownership of these securities, except to the extent of any pecuniary interest therein. Messrs. Bonderman, Coulter and Winkelried share beneficial ownership of the shares beneficially owned by TPG GP, and the shares reported as beneficially owned by each of them individually in this table include such shares.
3.Pursuant to Amendment No. 1 to Schedule 13G filed on February 10, 2023, the amount reported consists of 5,679,369 Class A Shares beneficially owned, as of February 10, 2023, by GIC Private Limited and the other reporting persons named therein. The principal address of GIC Private Limited is 168 Robinson Road, #37-01 Capital Tower, Singapore 068912.
4.Pursuant to Schedule 13G filed on February 9, 2023, the amount reported consists of 5,383,318 Class A Shares beneficially owned, as of February 9, 2023, by The Vanguard Group. The principal address of The Vanguard Group is 100 Vanguard Boulevard, Malvern, Pennsylvania, 19355.
5.Pursuant to Amendment No. 1 to Schedule 13G filed on February 8, 2023, the amount reported consists of 5,220,258 Class A Shares beneficially owned, as of February 8, 2023, by Temasek Holdings (Private) Limited (“Temasek”) and the other reporting persons named therein. The shares owned by Temasek as a parent holding company are directly owned by V-Sciences Investments Pte Ltd (“V-Sciences”), which is a wholly owned subsidiary of Temasek Life Sciences Private Limited (“TLS”), which is a wholly owned subsidiary of Fullerton Management Pte Ltd (“FMPL”), which is a wholly owned subsidiary of Temasek. Each of TLS, FMPL and Temasek may be deemed to beneficially own the shares held by V-Sciences. The principal address of Temasek is 60B Orchard Road, #06-18 Tower 2, The Atrium@Orchard, Singapore 238891.

6.Pursuant to Schedule 13G filed on February 13, 2023, the amount reported consists of 3,795,132 Class A Shares beneficially owned, as of February 13, 2023, by Capital International Investors. The principal address of Capital International Investors is 333 South Hope Street, 55th Fl, Los Angeles, California 90071.
7.The number of Class A Shares listed for each individual includes shares directly owned by the individual or through an entity controlled by (or that could be deemed to be controlled by) the individual. The number of Class A Shares and the total voting power percentages excludes Class A Shares underlying restricted stock units that are not scheduled to vest within 60 days of the date of this table.
8.Includes 16,949 Class A Shares owned by New TPG Advisors, Inc. over which Messrs. Bonderman and Coulter share beneficial ownership.
9.TPG Group Holdings holds Common Units and the Class B Shares reflected in this table. Prior to our IPO, the outstanding interests of TPG Partner Holdings were converted into “TPG Partner Units.” TPG Partner Units (which are held by our current and former TPG partners) will be exchangeable under certain circumstances for Common Units and Class B Shares held by TPG Group Holdings. Current and former TPG partners who exchange TPG Partner Units for such Common Units in turn will have the right, pursuant to the A&R Exchange Agreement to have their Common Units redeemed by the issuing TPG Operating Group partnerships in exchange for cash or, at our election, Class A Shares on a one-for-one basis (or, in certain circumstances, for non-voting Class A Shares). When a Common Unit is so exchanged, a corresponding Class B Share will be automatically cancelled for no additional consideration. Because a redemption election does not result in an entitlement to any of our voting securities, the TPG partners listed in the table would not be deemed to beneficially own the Class A Shares that they could receive in respect of their TPG Partner Units. The Class B Shares held by TPG Group Holdings are reflected within the beneficial ownership of TPG GP and Messrs. Bonderman, Coulter and Winkelried as described in footnote 2 to this table. Mr. Bonderman has pledged to a financial institution 24.99% of the TPG Partner Units he holds in his capacity as a TPG partner (and not, for the avoidance of doubt, the full number of Class B Shares reflected in the table).
10.Reflects the operation of Article 4.2(a) of our certificate of incorporation, which stipulates that “Free Float” (as defined under the rules of FTSE Russell relating to the Russell indices) shares of Class A common stock are entitled to at least 5.1% of the aggregate voting power (the “Free Float Threshold”). If on any record date the votes entitled to be cast by Free Float shares of Class A common stock do not equal 5.1% of the aggregate voting power, the voting power of the shares of Class B common stock will be reduced proportionately until the Free Float Threshold is met. Absent the application of Article 4.2(a), the total voting power of the beneficial owner would equal approximately 97%.

DELIVERY OF INFORMATION STATEMENT
    Pursuant to the rules of the SEC, we and the services that we employ to deliver communications to our stockholders are permitted to deliver to two or more stockholders sharing the same address a single copy of this Information Statement. Upon written or oral request, we will deliver a separate copy of the Information Statement to any stockholder at a shared address to which a single copy of the Information Statement was delivered and who wishes to receive a separate copy of the Information Statement. Stockholders receiving multiple copies of the Information Statement may likewise request that we deliver single copies of such documents in the future. Stockholders may notify us of their requests by calling or writing us at:
TPG Inc.
301 Commerce Street, Suite 3300
Fort Worth, Texas 76102
Attention: Investor Relations Department
Telephone: 817-871-4044
Email: investorrelations@tpg.com

INCORPORATION BY REFERENCE

The Company incorporates by reference into this Information Statement the documents listed below and any documents filed by the Company pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act, after the date of this Information Statement and prior to the Closing except for any information furnished under Item 2.02 or Item 7.01 of our Current Reports on Form 8-K which is not deemed to be filed and not incorporated by reference herein (unless otherwise noted):
•Annual Report on Form 10-K for the fiscal year ended December 31, 2022 (filed with the SEC on February 24, 2023);
•Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2023 (filed with the SEC on May 15, 2023) and June 30, 2023 (filed with the SEC on August 8, 2023); and
•Current Reports on Forms 8-K filed with the SEC on May 15, 2023, September 5, 2023 and September 27, 2023.
Any statement contained in a document incorporated or deemed to be incorporated by reference into this Information Statement will be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained in this Information Statement or any other subsequently filed document that is deemed to be incorporated by reference into this Information Statement modifies or supersedes the statement. Any statement so modified or superseded will not be deemed, except as so modified or superseded, to constitute a part of this Information Statement.
The Company undertakes to provide without charge to each person to whom a copy of this Information Statement has been delivered, upon request, by first class mail or other equally prompt means within one business day of receipt of such request, a copy of any or all of the documents incorporated by reference into this Information Statement, other than the exhibits to these documents, unless the exhibits are specifically incorporated by reference into the information that this Information Statement incorporates. You may obtain documents incorporated by reference by requesting them in writing or by telephone at the following address and telephone number:

TPG Inc.
301 Commerce Street, Suite 3300
Fort Worth, Texas 76102
Attention: Investor Relations Department
Telephone: 817-871-4044
Email: investorrelations@tpg.com

WHERE YOU CAN FIND MORE INFORMATION
We are subject to the informational requirements of the Exchange Act and are required to file reports and other information with the SEC. You may inspect and copy these reports and other information without charge at the SEC’s website. The address of this site is http://www.sec.gov.
We will provide without charge to each person, including any beneficial owner, to whom this Information Statement is delivered, upon his or her written or oral request, a copy of any or all documents referred to above which have been incorporated by reference into this Information Statement. You may request copies of those documents from TPG Inc., 301 Commerce Street, Suite 3300, Fort Worth, Texas 76102. You also may contact us at 817-871-4044 or by email at investorrelations@tpg.com or visit our website at http://www.tpg.com for copies of those documents. Our website and the information contained on our website are not a part of this Information Statement, and you should not rely on any such information. You should rely only on the information contained in this Information Statement and in the documents incorporated by reference.
We use our website (https://www.tpg.com), Rise website (https://therisefund.com), Microsites (https://software.tpg.com, https://healthcare.tpg.com), LinkedIn (https://www.linkedin.com/company/tpg-capital), Twitter (https://twitter.com/tpg), Vimeo (https://vimeo.com/user52190696), Rise YouTube (https://www.youtube.com/channel/UCo8p2iF_I5p-Wr2_MQlzedw/featured) and Rise Instagram (https://www.instagram.com/therisefund/?hl=en) accounts as channels of distribution of company information. The information we post through these channels may be deemed material. Accordingly, investors should monitor these channels, in addition to following our press releases, SEC filings and public conference calls and webcasts. In addition, you may automatically receive email alerts and other information about TPG when you enroll your email address by visiting the “Email Alerts” section of our website at https://shareholders.tpg.com. The contents of our website, any alerts and social media channels are not, however, a part of this Information Statement.

ANNEX A
Transaction Agreement and Amendment No. 1 to Transaction Agreement

TRANSACTION AGREEMENT
by and among
TPG OPERATING GROUP II, L.P.
TPG GP A, LLC
TPG INC.
AG PARTNER INVESTMENTS, L.P.
ALABAMA INVESTMENTS (PARALLEL) FOUNDER A, LP
ALABAMA INVESTMENTS (PARALLEL) FOUNDER G, LP
ALABAMA INVESTMENTS (PARALLEL), LP
ANGELO, GORDON & CO., L.P
AG FUNDS, L.P.
AG GP, LLC
MICHAEL GORDON 2011 REVOCABLE TRUST
THE API GP MEMBERS
AND
THE API REPRESENTATIVE, AS DEFINED HEREIN
Dated as of May 14, 2023

i

Section 11.3	Construction and Interpretation	A-108
Section 11.4	Severability	A-109
Section 11.5	Notices	A-109
Section 11.6	Binding Effect; No Assignment	A-110
Section 11.7	Counterparts	A-110
Section 11.8	Specific Performance	A-110
Section 11.9	No Third Party Beneficiaries	A-110
Section 11.10	Governing Law	A-110
Section 11.11	Consent to Jurisdiction; Waiver of Jury Trial	A-110
Section 11.12	Limitation on Recourse	A-111
Section 11.13	API Representative	A-111
Section 11.14	Certain Debt Financing Matters	A-114

Annexes
Annex A	API GP Members
Annex B	Founder A Partners
Annex C	Founder G Partners
Annex D	Non-Founder Partners
Annex E	Key Persons
Annex F	Other Senior Partners
Annex G	API Partners
Annex H	Ownership Percentages; Cash Consideration Percentages and Vesting Terms

Schedules
Acquiror Parties Disclosure Schedule
API Entity and Company Disclosure Schedule

Schedule I	Accounting Principles
Schedule II	Illustrative Example of Calculation of Alabama Partner Closing Cash Amounts and Alabama Partner Closing Common Unit Amount
Schedule III	Base Date Assets Under Management and Base Date Revenue Run Rate
Schedule IV	Illustrative Working Capital Schedule
Schedule V	Partner Loans

Schedule 2.7(a)	Sample Calculation of Included FRR and Earnout Amount
Schedule 2.7(g)(i)	Certain Non-Founder Partner Earnout Percentage Cash Consideration
Schedule 2.7(l)(i)	Certain Contribution Strategy
Schedule 2.7(l)(iii)	Combined Business Product
Schedule 2.7(l)(iv)	Delayed Product
Schedule 2.7(l)(vii)	Earnout Model
Schedule 2.7(l)(ix)	BDC Performance Related Fee Revenues
Schedule 6.30	Essential Housing II

Exhibits
Exhibit A-1	Pre-Closing Alabama Transactions
Exhibit A-2	Pre-Closing Tennessee Transactions
Exhibit A-3	Closing Transactions
Exhibit B	Founder Holdings A Partnership Agreement
Exhibit C	Founder Holdings G Partnership Agreement
Exhibit D	Partner Holdings Partnership Agreement
Exhibit E	Acquiror Partnership Agreement
Exhibit F	Partner Acknowledgement and Joinder Agreement
Exhibit G	IRA
Exhibit H	Exchange Agreement
Exhibit I	TRA
Exhibit J	Certificate of Merger
Exhibit K	Letter of Transmittal
Exhibit L	Purchase Price Allocation
Exhibit M	R&W Policy
Exhibit N	PubCo COI
v

TRANSACTION AGREEMENT
This TRANSACTION AGREEMENT, dated as of May 14, 2023, is by and among TPG Operating Group II, L.P., a Delaware limited partnership (“Acquiror”), TPG GP A, LLC, a Delaware limited liability company (“Tennessee GP”), TPG Inc., a Delaware corporation (“PubCo” and, together with Acquiror and Tennessee GP, the “Acquiror Parties” and each of them, an “Acquiror Party”), Angelo, Gordon & Co., L.P., a Delaware limited partnership (“Alabama OpCo”), AG Funds, L.P., a Delaware limited partnership (“Alabama CarryCo”), AG Partner Investments, L.P., a Delaware limited partnership (“API”), AG GP, LLC, a Delaware limited liability company (the “API GP” and together with Alabama OpCo, Alabama CarryCo and API, the “Companies” and each of them, a “Company”), Alabama Investments (Parallel) Founder A LP, a Delaware limited partnership (“Founder Holdings A”), Alabama Investments (Parallel) Founder G LP, a Delaware limited partnership (“Founder Holdings G”), Alabama Investments (Parallel) LP, a Delaware limited partnership (“New API II”, and together with API GP, Founder Holdings A and Founder Holdings G, the “API Entities” and each of them, an “API Entity”), Michael Gordon 2011 Revocable Trust (the “Alabama Founder Trust” and together with the API Entities, the “API Sellers”), the members of API GP and listed on Annex A, solely for purposes of Section 2.1(a)(v) and Section 2.14 (the “API GP Members”), and API GP as the API Representative (as defined below). Certain capitalized terms used herein have the meanings given to them in Article I below.
W I T N E S S E T H:
Pre-Closing Transactions:
WHEREAS, prior to the Closing, the Companies, the API Sellers and the Alabama Founder Trust will effect the transactions set forth on Exhibit A-1 attached hereto contemplated to take place prior to the Closing (the “Pre-Closing Alabama Transactions”);
WHEREAS, prior to the Closing, the Acquiror Parties will effect the transactions set forth on Exhibit A-2 attached hereto contemplated to take place prior to the Closing (the “Pre-Closing Tennessee Transactions”, and together with the Pre-Closing Alabama Transactions, the “Pre-Closing Transactions”);
Closing Transactions:
WHEREAS, upon the terms and subject to the conditions set forth in this Agreement, at the Closing: (i) Acquiror will acquire from the API Sellers, pursuant to transactions set forth on Exhibit A-3, including the Merger (as defined below) (the “Closing Transactions”), (A) all of the outstanding limited partnership interests in Alabama OpCo and Alabama CarryCo (collectively, the “Acquired Limited Partnership Interests”), and (B) all of the outstanding limited liability company interests in the API GP (collectively, the “Acquired General Partner Interests”, and together with the Acquired Limited Partnership Interests and all of the limited partnership interests in API, the “Acquired Interests”), in each case, in exchange for the consideration therefor payable pursuant to this Agreement; (ii) each of the Persons listed on Annex B (the “Founder A Partners”), as a limited partner, and a limited liability company wholly-owned by Tennessee GP (“Alabama New GP”), as general partner, shall enter into the amended and restated limited partnership agreement of Founder Holdings A in substantially the form attached hereto as Exhibit B (the “Founder Holdings A Partnership Agreement”), (iii) each of the Persons listed on Annex C (the “Founder G Partners”, and together with the Founder A Partners, the “Founder Partners”), as a limited partner, and Alabama New GP, as general partner, shall enter into the amended and restated limited partnership agreement of Founder Holdings G in substantially the form attached hereto as Exhibit C (the “Founder Holdings G Partnership Agreement”), (iv) each of the Persons listed on Annex D (the “Non-Founder Partners”) (other than Withdrawn Partners), as a limited partner, and Alabama New GP, as general partner, shall enter into the amended and restated the limited partnership agreement of New API II in substantially the form attached hereto as Exhibit D (the “Partner Holdings Partnership Agreement”), and (v) the Applicable API Entities, as limited partners, Tennessee Holdings II-A, LLC, a Delaware limited liability company, as general partner, and the other limited partners party thereto, shall enter into the amended and restated limited partnership agreement of Acquiror in substantially the form attached hereto as Exhibit E (the “Acquiror Partnership Agreement”);
WHEREAS, in accordance with the Closing Transactions, API and the Acquiror intend to effect a merger of API with and into the Acquiror (the “Merger”) in accordance with this Agreement and the Delaware Revised Uniform Limited Partnership Act (the “DRULPA”), and upon consummation of the Merger, API will cease to exist as a separate legal entity, and the Acquiror will continue as the Surviving Partnership;

WHEREAS, the respective boards of directors or other managing bodies of the Parties hereto have each approved, adopted and declared advisable this Agreement and the transactions contemplated hereby in accordance with applicable law and upon the terms and subject to the conditions set forth herein;
Other Transaction Arrangements:
WHEREAS, concurrently with the execution of this Agreement, the Founder Partners, Alabama OpCo, Alabama CarryCo and the other parties thereto have entered into that certain Name Rights Assignment Agreement, dated as of the date hereof and effective as of the Closing (the “Founders’ Name Rights Assignment Agreement”), and that certain letter agreement, dated as of the date hereof (the “Founders’ Letter Agreement”);
WHEREAS, concurrently with the execution of this Agreement, each of the individuals listed on Annex E (collectively, the “Key Persons”) each of the individuals listed on Annex F (collectively, the “Other Senior Partners”), each of the Founder Partners have entered into a Partner Acknowledgement and Joinder Agreement in substantially the form attached hereto as Exhibit F or as otherwise agreed by the parties (the “Partner Acknowledgement and Joinder Agreement”);
WHEREAS, at the Closing, each of the Applicable API Entities will be required to enter into (as applicable): (i) that certain Amended and Restated Investor Rights Agreement in substantially the form attached hereto as Exhibit G (the “IRA”); (ii) that certain Amended and Restated Exchange Agreement in substantially the form attached hereto as Exhibit H (the “Exchange Agreement”); (iii) that certain amended and restated Tax Receivable Agreement in substantially the form attached hereto as Exhibit I (the “TRA”) and (iv) the Founder Holdings A Partnership Agreement, the Founder Holdings G Partnership Agreement or the Partner Holdings Partnership Agreement, as applicable; and
WHEREAS, as a condition and material inducement to entering into the Transaction Agreement, Acquiror has required that the API Sellers obtain from each Key Person and Other Senior Partner and each of the other Alabama Partners and their respective Related Partners (other than any Withdrawn Partners) concurrent to the execution of this Agreement, or otherwise at or prior to the Closing and as a condition to the Closing, as applicable (i) from each of the Founder Partners, Key Partners and certain Other Senior Partners, a Partner Acknowledgement and Joinder Agreement dated the date hereof and (ii) from each Alabama Partner and their respective Related Partners (other than any Withdrawn Partners) (other than the Alabama Partners who previously signed a Partner Acknowledgement and Joinder Agreement), a Partner Acknowledgement and Joinder Agreement dated as of the Closing Date.
NOW THEREFORE, in consideration of the mutual covenants, representations, warranties and agreements contained herein and in the other Transaction Documents, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be bound hereby, the Parties hereby agree as follows:
ARTICLE I

DEFINITIONS
Section 1.1    Definitions. As used in this Agreement, the following terms shall have the meanings set forth below:
“Acquiror” has the meaning set forth in the Preamble and includes any permitted successor or assign thereof.
“Acquiror Disclosure Schedule” means the disclosure schedule dated as of the date of this Agreement delivered by the Acquiror to the API Entities in connection with the execution and delivery of this Agreement.
“Acquiror Party Fundamental Representations” means, collectively, Section 5.1 (Organization), Section 5.2(a) (Authority), Section 5.2(b)(ii) (No Violations with Respect to Organizational Documents), Section 5.6 (Brokers and Finders), Section 5.7(a) and (b) (Capitalization) and Section 5.8 (Issuance of Common Units and Class B Shares).
“Acquiror Material Adverse Effect” means any change, fact, event, circumstance, effect, development, condition or occurrence (each, an “Effect”) which, individually or together with any other Effects, has had, or would reasonably be expected to have, a material adverse effect on (a) the condition (financial or otherwise), results of operations, assets, liabilities or business of the Acquiror Parties and their Subsidiaries, taken as a whole or (b) the ability of the Acquiror Parties to timely perform their respective obligations under this Agreement and the other Transaction Documents or that would materially impede, interfere with, hinder or delay the Acquiror Parties from consummating the transactions contemplated by this Agreement and the other Transaction Documents; provided, however, that solely for the purposes of the foregoing clause (a), no Effect resulting from or arising out of any of the following, either alone or in combination, shall be deemed to constitute, or be taken into account in determining whether there has been, a “Acquiror Material Adverse Effect”: (i) Effects that generally affect the industries or segments in which the Acquiror Parties and their Subsidiaries principally operate (including legal and regulatory changes after the date hereof); (ii) any national, international or any foreign or domestic regional economic, financial, social or political conditions (including changes therein) or events in general, including the results of any primary or general elections, or any statements or other proclamations of public officials, or changes in policy related thereto; (iii) Effects affecting financial, credit or capital markets in the United States or in any other country or region in the world, including changes in interest rates or foreign exchange rates; (iv) Effects caused by or resulting from an outbreak or escalation of hostilities, acts of terrorism, cyber terrorism, military action, political instability or other national or international calamity, crisis or emergency, an act of God, flood, hurricane, earthquake, other natural disaster, pandemic, epidemic or disease outbreak (including COVID-19), or other nationally declared public health event, including the material worsening of any of the foregoing, or any COVID-19 Actions or COVID-19 Measures, or any Law or Order issued by a Governmental Authority, the Centers for Disease Control and Prevention or the World Health Organization providing for business closures, “sheltering-in-place,” curfews or other restrictions that relate to, or arise out of, any such public health event; (v) Effects arising from changes occurring after the date hereof in Taxes, accounting principles or Laws (or the interpretation thereof); (vi) Effects relating to the announcement of the execution of this Agreement or the transactions contemplated hereby other than with respect to any representation that specifically addresses the effects of the transactions contemplated hereby; (vii) the failure to meet any internal or industry business plans, estimates, expectations, forecasts, projections or budgets for any period (but not the Effects underlying such failure to the extent such Effects would otherwise constitute or contribute to an Acquiror Material Adverse Effect under this definition); (viii) any breach of this Agreement by any API Seller, Company or the API Representative; or (ix) any change in the market price or trading volume of PubCo’s stock or the credit rating of PubCo or any Affiliate of PubCo (but not the Effects underlying such change to the extent such Effects would otherwise constitute or contribute to an Acquiror Material Adverse Effect under this definition); provided, however, that “Acquiror Material Adverse Effect” shall include any Effects arising out of or attributable to the matters described in clauses (i) through (v) above to the extent that the Acquiror Parties and their Subsidiaries, taken as a whole, are materially disproportionately affected relative to similarly situated other participants in the industries or geographies in which the Acquiror Parties and their Subsidiaries operate.
“Acquiror Plan” means any Plan sponsored by an Acquiror Party for the benefit of service providers to the Acquiror Parties.
“Accounting Expert” means Grant Thornton LLP or such other independent nationally recognized certified public accounting firm as is reasonably acceptable to and agreed in writing by Acquiror and the API Representative.
“Accounting Principles” has the meaning set forth on Schedule I.
“Adjusted Assets Under Management” means, as of a particular date of determination (and without duplication), (a) for any Client as of the Base Date, the Base Date Assets Under Management with respect to such Client, or (b) for any Person who becomes a Client after the Base Date, the initial U.S. dollar amount attributable to such Client as of the closing date or launch date of such Client, determined based on the structure of such Client (e.g., whether such Client is a closed-ended investment vehicle, open-ended investment vehicle, etc.) in accordance with the principles set forth in the definition of Base Date Assets Under Management, in each case of clauses (a) and (b), as adjusted, in the case of any Revenue Run Rate determination after the Base Date, to reflect:
(i)    For any Client that is a closed-ended investment vehicle, increases for any additional capital commitments made to such Client (and decreases for any cancelation or release of commitments in respect of such Client) after the Base Date through the applicable date of determination;
(ii)    For any Client that is an open-ended investment vehicle, increases for any subscriptions or contributions to, or reductions for withdrawals from, investors of such Client after the Base Date through the applicable date of determination, excluding, for the avoidance of doubt, any reductions on account of ordinary course distributions (other than in respect of satisfying an investor withdrawal) made to the investors of such Client after the Base Date through the applicable date of determination;

(iii)    For any Client that is an SMA, increases for any additional capital commitments, subscriptions or contributions to, or reductions for withdrawals from, such Client after the Base Date through the applicable date of determination, excluding, for the avoidance of doubt, any reductions on account of ordinary course distributions (other than in respect of satisfying a withdrawal by such Client) made to such Client after the Base Date through the applicable date of determination;
(iv)    For any Client that is a BDC or a public real-estate investment trust, increases for any stock issuances, or reductions for any stock buybacks (but excluding, for the avoidance of doubt, any dividends), in each case, effectuated by such BDC or public real-estate investment trust after the Base Date through the applicable date of determination, and reductions for any redemptions by the investors in such BDC or public real-estate investment trust after the Base Date through the applicable date of determination; and
(v)    Reductions for any Client that is terminated after the Base Date through the applicable date of determination;
provided, that, for purposes of determining the foregoing adjustments for any Person that becomes a Client after the Base Date, such adjustments shall take into account the applicable capital activity (including additional capital commitments and decreases for any cancellation or release of commitments) from the date that such Person became a Client through the applicable date of determination; provided, further, that in no event will the Adjusted Assets Under Management for any Client be less than zero. For the avoidance of doubt, (x) the Adjusted Assets Under Management for any Client shall not take into account market appreciation or depreciation that occurred after the Base Date (or, in the case of a Person that becomes a Client after the Base Date, that occurred after the date that such Person became a Client), (y) any spot rate used to convert a non-U.S. dollar currency to U.S. dollars for purposes of calculating the Base Date Assets Under Management shall be the same spot rate used to convert such non-U.S. dollar currency to U.S. dollars for purposes of calculating the Adjusted Assets Under Management and (z) any Client that was excluded from the Base Date Assets Under Management pursuant to clause (ii), clause (iii) or clause (iv) thereof shall be excluded from the Adjusted Assets Under Management.
“Adjustment Escrow Amount” means One Hundred Million Dollars ($100,000,000).
“Advisers Act” means the Investment Advisers Act of 1940.
“Affiliate” means, with respect to any specific Person, any other Person that, at the time of determination, directly or indirectly through one or more intermediaries, Controls, is Controlled by, or is under common Control with, the Person specified; provided, that an “Affiliate” of a natural person also includes such person’s Related Parties; provided, further, that, for purposes of this Agreement, (a) in no event shall any Portfolio Company or any portfolio investment held on any such Person’s balance sheet or the balance sheet of any fund managed or controlled by any such Person or its Affiliates constitute an “Affiliate” of any Acquiror Party, any API Seller, any Company Group Entity or any of their respective Affiliates, (b) the term “Affiliate”, as applied to Acquiror, shall not include Tarrant RemainCo I, L.P., Tarrant RemainCo II, L.P., Tarrant RemainCo III, L.P., Tarrant RemainCo GP LLC or any entity of which Acquiror and its Affiliates, collectively, do not hold a majority of the issued and outstanding equity interests or otherwise Control, (c) the term “Affiliate”, as applied to any API Seller or Company Group Entity, shall not include any entity of which such API Seller, Company Group Entity and its respective Affiliates, collectively, do not hold a majority of the issued and outstanding equity interests or otherwise Control, and (d) neither the Acquiror Parties nor any of its respective Affiliates shall constitute “Affiliates” of the API Sellers, the Company Group Entities, the Company Funds, the Alabama Partners, the Founders or any of their respective Affiliates, and none of the API Sellers, the Company Group Entities, the Company Funds, the Alabama Partners, the Founders or any of their respective Affiliates shall constitute “Affiliates” of the Acquiror Parties or their respective Affiliates. For the avoidance of doubt, any “Controlled Affiliate” of a Person shall only include those Affiliates that such Person Controls and shall exclude any Affiliates that Control such Person or are under common Control with such Person.
“Aggregate Annual Cash Holdback Amount” means One Hundred Fifty Million Dollars ($150,000,000).
“Agreement” means this Transaction Agreement, including the Schedules and any Annexes and Exhibits hereto, as such may hereunder be amended or restated from time to time.

“Alabama Material Adverse Effect” means any Effect which, individually or together with any other Effects, has had, or would reasonably be expected to have, a material adverse effect on (a) the condition (financial or otherwise), results of operations, assets, liabilities or business of the Company Group Entities, taken as a whole or (b) the ability of the API Sellers or the Companies to timely perform their respective obligations under this Agreement and the other Transaction Documents or that would materially impede, interfere with, hinder or delay the API Sellers or the Companies from consummating the transactions contemplated by this Agreement and the other Transaction Documents; provided, however, that solely for the purposes of the foregoing clause (a), no Effect resulting from or arising out of any of the following, either alone or in combination, shall be deemed to constitute, or be taken into account in determining whether there has been, a “Alabama Material Adverse Effect”: (i) Effects that generally affect the industries or segments in which the Company Group Entities principally operate (including legal and regulatory changes after the date hereof); (ii) any national, international or any foreign or domestic regional economic, financial, social or political conditions (including changes therein) or events in general, including the results of any primary or general elections, or any statements or other proclamations of public officials, or changes in policy related thereto; (iii) Effects affecting financial, credit or capital markets in the United States or in any other country or region in the world, including changes in interest rates or foreign exchange rates; (iv) Effects caused by or resulting from an outbreak or escalation of hostilities, acts of terrorism, cyber terrorism, military action, political instability or other national or international calamity, crisis or emergency, an act of God, flood, hurricane, earthquake, other natural disaster, pandemic, epidemic or disease outbreak (including COVID-19), or other nationally declared public health event, including the material worsening of any of the foregoing, or any COVID-19 Actions or COVID-19 Measures, or any Law or Order issued by a Governmental Authority, the Centers for Disease Control and Prevention or the World Health Organization providing for business closures, “sheltering-in-place,” curfews or other restrictions that relate to, or arise out of, any such public health event; (v) Effects arising from changes occurring after the date hereof in Taxes, accounting principles or Laws (or the interpretation thereof); (vi) Effects relating to the announcement of the execution of this Agreement or the transactions contemplated hereby other than with respect to any representation that specifically addresses the effects of the transactions contemplated hereby; (vii) the failure to meet any internal or industry business plans, estimates, expectations, forecasts, projections or budgets for any period (but not the Effects underlying such failure to the extent such Effects would otherwise constitute or contribute to a Alabama Material Adverse Effect under this definition); or (viii) any breach of this Agreement by any Acquiror Party; provided, however, that “Alabama Material Adverse Effect” shall include any Effects arising out of or attributable to the matters described in clauses (i) through (v) above to the extent that the Company Group Entities, taken as a whole, are materially disproportionately affected relative to similarly situated other participants in the industries or geographies in which the Company Group Entities operate.
“Alabama Partner Closing Cash Amount” means, with respect to any:
(a)    Founder Partner, (i) (A) the Base Consideration Amount multiplied by (B) the Client Consent Adjustment Factor, multiplied by (C) such Alabama Partner’s Ownership Percentage, multiplied by (D) such Alabama Partner’s Cash Consideration Percentage, plus (ii) (A) such Alabama Partner’s Ownership Percentage, multiplied by (B) the sum of (x) the Balance Sheet Adjustment Amount, minus (y) the Adjustment Escrow Amount, minus (z) the API Representative Reserve Amount, in each case, calculated based on the Estimated Statement, and
(b)    Non-Founder Partner, (i) (A) the Base Consideration Amount multiplied by (B) the Client Consent Adjustment Factor, multiplied by (C) such Alabama Partner’s Ownership Percentage, multiplied by (D) such Alabama Partner’s Cash Consideration Percentage, minus (ii) the product of (A) a fraction (expressed as a percentage) the numerator of which is such Alabama Partner’s Ownership Percentage, and the denominator of which is the aggregate of all Non-Founder Partner’s Ownership Percentages, multiplied by (B) the sum of (x) the Aggregate Annual Cash Holdback Amount, plus (y) the Alabama RSU Amount, plus (z) the Founder Payment Amount, multiplied by (C) such Alabama Partner’s Cash Consideration Percentage, plus (iii) (A) such Alabama Partner’s Ownership Percentage, multiplied by (B) the sum of (x) the Balance Sheet Adjustment Amount, minus (y) the Adjustment Escrow Amount, minus (z) the API Representative Reserve Amount, in each case, calculated based on the Estimated Statement. An illustrative example of the calculation of the Alabama Partner Closing Cash Amount is set forth on Schedule II.
“Alabama Partner Closing Common Unit Amount” means, with respect to any:
(a)    Founder Partner, (i) the Base Consideration Amount multiplied by (ii) the Client Consent Adjustment Factor, multiplied by (iii) such Alabama Partner’s Ownership Percentage, multiplied by (iv) the sum of (A) One Hundred Percent (100%) minus (B) such Alabama Partner’s Cash Consideration Percentage, in each case, calculated based on the Estimated Statement, and

(b)    Non-Founder Partner, (i) (A) the Base Consideration Amount multiplied by (B) the Client Consent Adjustment Factor, multiplied by (C) such Alabama Partner’s Ownership Percentage, multiplied by (D) the sum of (x) One Hundred Percent (100%) minus (y) such Alabama Partner’s Cash Consideration Percentage minus (ii) the product of (A) a fraction (expressed as a percentage) the numerator of which is such Alabama Partner’s Ownership Percentage, and the denominator of which is the aggregate of all Non-Founder Partner’s Ownership Percentages, multiplied by (B) the sum of (x) the Aggregate Annual Cash Holdback Amount, plus (y) the Alabama RSU Amount, plus (z) the Founder Payment Amount, multiplied by (C) the sum of (x) One Hundred Percent (100%) minus (y) such Alabama Partner’s Cash Consideration Percentage, in each case, calculated based on the Estimated Statement, and, which will be subject to the vesting terms set forth opposite such Alabama Partner’s name under columns “O” through “U” of Annex H.
An illustrative example of the calculation of the Alabama Partner Closing Common Unit Amount is set forth on Schedule II.
“Alabama Partner Total Cash Amount” means, as of any date, with respect to any Alabama Partner, the total amount of cash consideration actually received by such Alabama Partner pursuant to Article II (other than pursuant to Section 2.7) as of such date (including, for the avoidance of doubt, any amounts actually received by such Alabama Partner in respect of all Annual Cash Holdback Amounts, API Representative Reserve Amount and Adjustment Escrow Amount as of such date, and net of any amounts repaid by such Alabama Partner pursuant to Section 2.4).
“Alabama Partners” means, collectively, the Founder Partners and the Non-Founder Partners.
“Alabama-Prepared Tax Return” means any Income Tax Return of a Company Group Entity for a taxable period that ends on or before the Closing Date.
“Alabama RSU Amount” means such amount notified by the API Representative to Acquiror in writing as part of the Estimated Statement, which shall not be less than One Hundred and Fifty Million Dollars ($150,000,000) or more than Two Hundred and Fifty Million Dollars ($250,000,000).
“Annual Cash Holdback Amount” means, with respect to each of the calendar years 2024, 2025 and 2026, (a) Fifty Million Dollars ($50,000,000) with respect to such calendar year minus (b) the Shortfall Amount (if any) with respect to such calendar year. For the avoidance of doubt, the Annual Cash Holdback Amount for any applicable calendar year shall not be greater than Fifty Million Dollars ($50,000,000) or less than Zero Dollars ($0).
“Annual Discretionary Program Amount” means, with respect to each of the calendar years 2024, 2025 and 2026, the aggregate amount of Performance Fees (as such term is defined in the Discretionary Sharing Program) received under the Discretionary Sharing Program for such calendar year.
“Antitrust Laws” means the HSR Act, the Sherman Act of 1890, the Clayton Act of 1914, the Federal Trade Commission Act of 1914, and any other United States federal or state or foreign Laws in effect from time to time that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade or lessening of competition, including through merger or acquisition.
“Anti-Corruption Laws” means (i) the U.S. Foreign Corrupt Practices Act of 1977, (ii) the United Kingdom Bribery Act, (iii) anti-bribery legislation promulgated by the European Union and implemented by its member states, (iv) legislation adopted in furtherance of the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, and (v) other anti-bribery and anti-corruption laws, regulations or ordinances applicable to any Company Group Entity or a Company Fund and their respective operations from time to time.
“Anti-Money Laundering Laws” means anti-money laundering-related laws, regulations, and codes of practice applicable to any Company Group Entity or a Company Fund and their operations from time to time, including (i) the EU Anti-Money Laundering Directives and any laws, decrees, administrative orders, circulars or instructions implementing or interpreting the same, and (ii) the applicable financial recordkeeping and reporting requirements of the U.S. Currency and Foreign Transactions Reporting Act of 1970.
“API Entity and Company Disclosure Schedule” means the disclosure schedule dated as of the date of this Agreement delivered by the API Entities and the Companies to Acquiror in connection with the execution and delivery of this Agreement.

“API Entity Fundamental Representations” means, collectively, the representations and warranties contained in Section 3.1 (Organization), Section 3.2(a) (Authority; Validity of Agreements), Section 3.2(b)(ii) (No Violations with Respect to Organizational Documents), Section 3.3 (Title) and Section 3.7 (Brokers and Finders).
“API Partners” means each limited partner of API as set forth on Annex G attached hereto.
“API Partnership Agreement” means the fourth amended and restated limited partnership agreement of API, dated as of March 31, 2021, as amended.
“API Representative” means, prior to the Closing, API GP, and from and after the Closing, API Representative, LLC, in each case solely in its capacity as the representative of the API Entities hereunder.
“API Representative Reserve Amount” means three million dollars ($3,000,000).
“API Unit” means the issued and outstanding limited partnership interests of API, as defined in, and issued under, the API Partnership Agreement.
“Applicable API Entity” means New API II, Founder Holdings A and Founder Holdings G.
“Applicable Common Unit Amount” means, (a) with respect to New API II, the sum of the Alabama Partner Closing Common Unit Amounts with respect to the Non-Founder Partners, (b) with respect to Founder Holdings A, the sum of the Alabama Partner Closing Common Unit Amounts with respect to the Founder A Partners, and (c) with respect to Founder Holdings G, the sum of the Alabama Partner Closing Common Unit Amounts with respect to the Founder G Partners.
“Applicable Percentage” means, with respect to each Applicable API Entity, the sum of the Ownership Percentages of the partners of such Applicable API Entity as of immediately after the Closing. For the avoidance of doubt, the sum of the Applicable Percentages of all Applicable API Entities shall equal 100%.
“Association with Alabama” means (i) to be employed by the Company Group Entities or their Controlled Affiliates, or (ii) to otherwise be involved in the management or operation of the Company Group Entities or their Controlled Affiliates in a capacity substantially equivalent to employment.
“Balance Sheet Adjustment Amount” means (a) Cash, plus (b) Net GP Investments, plus (c) Pre-Closing Crystalized Performance Fees Receivable, plus (d) the Post-Closing Net Crystalized Performance Fees Receivable, which shall be deemed to be zero for all purposes of calculating the Estimated Statement, plus (e) an amount equal to the Working Capital Overage, if any, minus (f) an amount equal to the Working Capital Underage, if any, minus (g) the Closing Indebtedness, minus (h) Transaction Expenses, minus (i) the Base Balance Sheet Value. For the avoidance of doubt, the Balance Sheet Adjustment Amount can be a positive or negative number.
“Base Balance Sheet Value” means Four Hundred Two Million Dollars ($402,000,000).
“Base Consideration Amount” means Three Billion Dollars ($3,000,000,000).
“Base Date” means March 31, 2023.
“Base Date Assets Under Management” means, without duplication:
(a)    For any Client that is a closed-ended investment vehicle whose investment period has not yet expired (including through extensions thereof) as of the Base Date, the aggregate capital commitments made to such Client as of the Base Date; provided, that, for any such closed-ended investment vehicle that is a levered direct lending vehicle (including those set forth on Schedule III whose investment period has not yet expired (including through extensions thereof) as of the Base Date, the product of the aggregate capital commitments made to such Client as of the Base Date multiplied by 2.1;

(b)    For any Client that is a closed-ended investment vehicle whose investment period has expired as of the Base Date, the net asset value of such Client as of the Base Date; provided, that, for any such closed-ended investment vehicle that is a levered direct lending vehicle (including those set forth on Schedule III) whose investment period has not yet expired (including through extensions thereof) as of the Base Date, the product of the net asset value of such Client as of the Base Date multiplied by 2.1;
(c)    For any Client that is an open-ended investment vehicle, the net asset value of such Client as of the Base Date provided, that, for any such open-ended investment vehicle that is a levered direct lending vehicle (including those set forth on Schedule III), the product of the net asset value of such Client as of the Base Date multiplied by 2.1;
(d)    For any Client that is an SMA, the sum of the net asset value of such Client and the aggregate uncalled capital commitments of such Client, in each case, as of the Base Date;
(e)    For any Client that is a BDC or a public real-estate investment trust, the sum of the net asset value of such Client and the aggregate uncalled capital commitments of such Client, in each case, as of the Base Date; and
(f)    For any Client that is a Collateralized Loan Vehicle, the current face of underlying investments and principal cash of such Client as of the Base Date, in each case, as set forth on Schedule III (with such Schedule III also indicating the structure of each Client (e.g., closed-ended, open-ended, etc.) and excluding, (i) for purposes of the foregoing clause (c), clause (d) or clause (e), any portion of the net asset value or gross asset value attributable to Clients (or investors therein) who have provided notices of planned withdrawals or redemptions that have been delivered to any Company Group Entity (or Affiliate or third-party designee thereof) as of the date of this Agreement, (ii) for purposes of the foregoing clause (f), any Collateralized Loan Vehicle that has been “called” or “redeemed” as of the date of this Agreement, (iii) for purposes of the foregoing clauses (a) – (f), any Client that is in its winding-up period as of the date of this Agreement and identified as such on Schedule III and (iv) any other Client identified by the Companies on Schedule III as being excluded from the calculation of Base Date Assets Under Management. For purposes of calculating the Base Date Assets Under Management for any Client whose assets are denominated in a non-U.S. dollar currency, such Client’s Base Date Assets Under Management shall be calculated in U.S. dollars utilizing the spot rate as of the Base Date of such non-U.S. dollar currency to U.S. dollars.
“Base Date Revenue Run Rate” means five hundred and sixty four million ($564,000,000), which represents the aggregate Revenue Run Rate for all Clients as of the Base Date. Schedule III sets forth the calculation of the Base Date Revenue Run Rate calculated in accordance with the terms hereof.
“BDC” means any business development company to which Alabama OpCo or any of its Affiliates provides investment management or investment advisory services, including any sub-advisory services, administration services or similar services.
“BDC Consent” means, with respect to each BDC, obtaining, in accordance with Section 15 of the Investment Company Act, the approval by at least a majority of the board of trustees/directors of such BDC (including the approval of at least a majority of the trustees/directors of such BDC who are not “interested persons”, as defined in Section 2(a)(19) of the Investment Company Act, of such BDC) and the approval of holders of at least a “majority of the outstanding voting securities”, as defined in Section 2(a)(42) of the Investment Company Act, of such BDC of a new advisory agreement with the same Affiliate of Alabama OpCo that provides investment management or investment advisory services to such BDC as of the date hereof to take effect upon the Closing.
“Business” means the business, activities and operations of the Company Group Entities, including the sponsorship and management of the Company Funds.
“Business Day” means a day other than a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by law to close.
“CARES Act” means the Coronavirus Aid, Relief, and Economic Security Act of 2020, Pub. L. 116-136, together with the subsequently passed Paycheck Protection Program Flexibility Act, Pub. L. No. 116-142, and any administrative rules or other guidance published with respect thereto by any Governmental Authority.

“Cash” means the aggregate amount, without duplication, of all cash, cash equivalents and marketable securities of the Company Group Entities calculated on a combined and consolidated basis, including the aggregate amount of all deposited (but not yet cleared) inbound checks, drafts, ACH payments and wires, and net of the aggregate amount of any outbound checks, drafts, ACH payments and wires issued as of such time that have not yet cleared, as of the applicable Measurement Time in each case determined in accordance with the Accounting Principles. For the avoidance of doubt, Cash shall exclude (a) any Cash distributed prior to the Closing (including Qualified Cash Distributions), (b) any amounts included as Current Assets in the calculation of Closing Working Capital, and (c) Restricted Cash of the Company Group Entities. For the avoidance of doubt, in no event will Cash exceed an amount that would cause the Balance Sheet Adjustment Amount to exceed a positive adjustment of $25,000,000.
“Cash Consideration Percentage” means (a) with respect to each Founder Partner, Ninety Percent (90%), and (b) with respect to each Non-Founder Partner, Fifteen Percent (15%), except as otherwise stated under column “K” on Annex H with respect to each Non-Founder Partner listed on such Annex.
“Class A Stock” means the shares of voting and non-voting Class A common stock, $0.001 par value per share, of PubCo.
“Class B Stock” means the shares of Class B common stock, $0.001 par value per share, of PubCo.
“Client” means any Person to which any Company Group Entity provides investment management or investment advisory services, including any sub-advisory services, administration services or similar services, including each Company Fund (and, where provided herein, each investor in each Company Fund).
“Client Consent” means, with respect to a Client (including a Client that is a Company Fund other than a BDC), the consent of such Client to the “assignment” (as defined in the Advisers Act) or continuation of its Client Contract and any transfer or assignment of interests under the applicable Fund Documentation in each case resulting from the consummation of the Transactions. Each Client Consent shall conform to the manner contemplated or required by the terms of such Client Contract, applicable Fund Documentation (including, for the avoidance of doubt, any applicable provisions in any Side Letter (including those elected by way of most favored nations terms) to the extent not otherwise waived) or applicable Law.
“Client Consent Adjustment Factor” means “A” divided by “B”; where “A” is (a) (i) the Base Consideration Amount, minus (ii) the Base Balance Sheet Value, multiplied by (b) (i) 100% minus (ii) the Client Deficit Percentage, plus (c) the Base Balance Sheet Value; and “B” is the Base Consideration Amount.
“Client Consent Percentage” means a fraction (expressed as a percentage), the numerator of which is the Closing Revenue Run Rate and the denominator of which is the Base Date Revenue Run Rate.
“Client Contract” means a Contract under which any Company Group Entity provides investment advisory, investment management, investment sub-advisory, administration or similar services to a Client.
“Client Deficit Percentage” means a percentage equal to (a) Ninety-Five Percent (95%), minus (b) the Client Consent Percentage; provided, that in no event, shall the Client Deficit Percentage be greater than Ten Percent (10%); provided, further, that if the Client Consent Percentage is Ninety-Five Percent (95%) or greater, then the Client Deficit Percentage shall be Zero Percent (0%).
“Closing Indebtedness” means the aggregate amount of all Indebtedness of the Company Group Entities as of the applicable Measurement Time.
“Closing Revenue Run Rate” means the aggregate Revenue Run Rate determined as of the applicable Measurement Time of all Consenting Clients; it being understood and agreed that the determination of Closing Revenue Run Rate (a) shall include as Clients all Persons that become Clients after the date hereof but prior to the Closing and, in each case, the Revenue Run Rate of their respective Adjusted Assets Under Management, (b) shall exclude any Non-Consenting Clients and the Revenue Run Rate of their respective Adjusted Assets Under Management, and (c) other than as provided in the definition of “Adjusted Assets Under Management” and the foregoing clause (a), shall be calculated using the same methodology used to calculate the Base Date Revenue Run Rate.

“Closing Working Capital” means the Working Capital as of the applicable Measurement Time, determined in accordance with the Accounting Principles.
“Co-Managing Partners” means the Co-Managing Partners of the Business, initially Adam Schwartz and Joshua S. Baumgarten, and their respective successors, and if there is only one Managing Partner of the Business, that individual; provided, however, that if a Co-Managing Partner is conflicted with respect to an action as to which the Co-Managing Partners otherwise would be consulted with or sought for required consent, the “Co-Managing Partners” shall be deemed to refer to the unconflicted Co-Managing Partner alone or, if there is no unconflicted Co-Managing Partner, to the unconflicted Alabama Partner then in the next highest position of authority in the Business.
“Code” means the U.S. Internal Revenue Code of 1986.
“Collateralized Loan Vehicle” means any collateralized loan obligation entity, collateralized debt obligation entity (or other Person) or similar securitization vehicle to which any of the Company Group Entities provides investment management or investment advisory services, including any sub-advisory services, administration services or similar services (excluding any securitization vehicle that primarily invests in mortgage-backed securities, residential whole loans or other similar real estate-related assets).
“Commercially Available Software” means commercially available software available on a non-exclusive basis under standard terms and conditions that has not been modified or customized by a third party for the Company.
“Common Units” means the “Common Units” of the Acquiror, as defined in, and issued under, the Acquiror Partnership Agreement.
“Company Data” means all data and information, including Personal Information, whether in electronic or any other form or medium, that is accessed, collected, used, processed, stored, shared, distributed, transferred, disclosed, destroyed, or disposed of or otherwise held by or on behalf of any Company Group Entity or any Company Fund.
“Company Financial Statements” means (a) the audited financial statements of Alabama OpCo and Alabama CarryCo, on a combined and consolidated basis, for each of the two (2) fiscal years ending December 31, 2021, including the combined and consolidated statements of financial condition as of such dates and the related combined and consolidated statements of comprehensive income, changes in equity and cash flows for the years then ended, together with the notes and schedules thereto (the “Audited Financial Statements”) and (b) the unaudited abridged financial statements of Alabama OpCo and Alabama CarryCo, on a combined and consolidated basis, for the period ended December 31, 2022, including the combined and consolidated statements of financial position condition and combined and consolidated statement of comprehensive income and trial balances as of such date, together with the unaudited trial balance of API as of December 31, 2022 (the “2022 Financial Statements”).
“Company Fund” means any investment fund or other vehicle (including, unless otherwise stated, any general or limited partnership, corporation account, trust, limited liability company, Collateralized Loan Vehicle, SMA, BDC or other Entity and whether or not dedicated to a single investor, but excluding any personal investment vehicles (including “family office” vehicles) and vehicles related to non-profit organizations that in each case are unrelated to the Business) (a) organized, sponsored, promoted, managed, controlled or advised by any of the Company Group Entities or any of their respective Controlled Affiliates, (b) for which any of the entities described in clause (a) above acts as investment adviser, investment sub-adviser, general partner, managing member, manager, administrator or in a similar role, or (c) from which any of the entities described in clause (a) above receives, directly or indirectly, management fees, carried interest, performance fees or other similar revenues, fees, compensation or payments to the foregoing; provided, however, that no Portfolio Company shall be a “Company Fund.”
“Company Fundamental Representations” means, collectively, the representations and warranties contained in Section 4.1(a) (Organization, Etc.), Section 4.2(a) (Capital Structure), Section 4.3 (Authority; Validity of Agreements), Section 4.5(a)(ii) (No Conflicts with respect to Organizational Documents) and Section 4.22 (Brokers and Finders).
“Company Group Entities” means the Companies and their Subsidiaries (other than any Company Fund and any of their Subsidiaries and other than any Portfolio Company).
“Company Group Tax Amount” means the aggregate amount of (i) any accrued but unpaid Income Tax of any Company Group Entity (which amount shall not be less than zero) in any jurisdiction as of the end of the Closing Date

(taking into account the transactions contemplated by this Agreement, but excluding any Transfer Taxes to the extent covered by Section 6.12(d)) and (ii) any payroll Taxes deferred under the CARES Act and not paid prior to the Closing.
“Company IPR” means any and all Intellectual Property Rights owned or purported to be owned, in whole or part, by any Company Group Entity or Company Fund.
“Consent” means, as the context requires, any consent, approval, authorization, waiver, permit, license, grant, agreement, exemption, variation, clearance or Order of, or registration, declaration or filing with, any Person, including any Governmental Authority.
“Consenting Client” means each Client whose Client Consent or BDC Consent shall have been obtained in accordance with Section 6.17; provided, that, for the avoidance of doubt, “Consenting Client” shall (a) exclude any Client (i) if, prior to the Closing Date, such Client has revoked in writing its Client Consent or terminated in writing its Client Contract or (ii) to which any “key person” or “cause” event has been triggered prior to the Closing Date (disregarding any requirement that a condition precedent of exercising such remedy requires the passage of time, notice and/or opportunity to cure) and that would give rise to the termination of the investment period, dissolution of the fund, or removal of the general partner (or equivalent entity) whether automatically or upon the election of investors therein, unless such “key person” or “cause” event has been cured or waived in accordance with the applicable Fund Documents and (b) include any Person, solely for purposes of determining the “Client Consent Percentage” as of ninety (90) days following the Closing Date, (i) that become a Client after the date hereof but prior to the Closing Date or (ii) that was in the process of becoming a Client prior to the Closing Date and became a Client within fourteen days (14) days following the Closing Date and whose (x) Client Consent is received within ninety (90) days following the Closing Date (but excluding, for the avoidance of doubt, any such Client who subsequently revoked in writing its Client Consent or terminated in writing its Client Contract during such ninety (90) day period) or (y) BDC Consent is received within ninety (90) days following the Closing Date in accordance with Rule 15a-4 under the Investment Company Act.
“Contract” means any agreement, contract, arrangement, understanding, lease, sublease, license, mortgage, bond, note, instrument or other legally binding obligation or commitment, whether written or oral, and any amendments, modifications and supplements thereto.
“Control” or “Controlled” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract, as trustee or executor, or otherwise. For purposes of this definition, a general partner or managing member of a Person shall be deemed to Control such Person.
“Covered Tax Return” means any Income Tax Return of an API Entity or a Company Group Entity for a taxable period that begins on or before the Closing Date other than an Alabama-Prepared Tax Return.
“COVID-19” means the novel coronavirus, SARS-CoV-2 or COVID-19 (and all related mutations, evolutions, variations, strains and sequences), including any intensification, resurgence or any evolutions, variants or mutations thereof.
“COVID-19 Actions” means any action taken to comply with COVID-19 Measures applicable to the Company Group Entities, the Company Funds or their respective Affiliates, which actions are (i) reasonably consistent with the actions taken by other similarly situated participants operating in the same or substantially similar industry or geographies in which any of the Company Group Entities, the Company Funds or their respective Affiliates primarily operates, (ii) reasonably consistent with policies, procedures and protocols recommended by the Centers for Disease Control and Prevention, the World Health Organization or other applicable Governmental Authorities, or (iii) reasonably necessary to protect the health or safety of the Company Group Entities’ or their respective Affiliates’ employees or other individuals having business dealings with the foregoing, in each case, as determined in good faith by the Companies.
“COVID-19 Measures” means any quarantine, “shelter in place,” “stay at home,” workforce reduction, social distancing, shut down, closure, sequester, safety or other Law, decree, judgment, injunction or other Order or directives, guidelines or recommendations promulgated by any Governmental Authority, including the Centers for Disease Control and Prevention and the World Health Organization, in each case, in connection with or in response to COVID-19, including the CARES Act, the Families First Act, the Payroll Tax Executive Order, and any other COVID-19 relief measure hereafter adopted by any Governmental Authority.

“Current Assets” means, as of any date of determination hereunder and without duplication, the combined and consolidated current assets of the Company Group Entities (excluding Cash, Income Tax assets, deferred tax assets, any performance allocations and fees whether accrued but unpaid or billed and receivable from Company Funds), in each case, (a) solely reflecting the categories and line items of current assets included in the illustrative calculation of Working Capital set forth on Schedule IV and (b) otherwise determined in accordance with the Accounting Principles. For the avoidance of doubt, the monetary items to the extent included in calculating Net GP Investments, Pre-Closing Crystalized Performance Fees Receivable and Post-Closing Net Crystalized Performance Fees Receivable shall be excluded from the calculation of Current Assets.
“Current Liabilities” means, as of any date of determination hereunder and without duplication, the combined and consolidated current liabilities of the Company Group Entities (excluding Indebtedness, Income Tax liabilities, deferred tax liabilities, carry liability and Transaction Expenses), in each case, (a) solely reflecting the categories and line items of currents liabilities included in the illustrative calculation of Working Capital set forth on Schedule IV and (b) otherwise determined in accordance with the Accounting Principles. For the avoidance of doubt, the monetary items to the extent included in calculating Net GP Investments, Pre-Closing Crystalized Performance Fees Receivable and Post-Closing Net Crystalized Performance Fees Receivable shall be excluded from the calculation of Current Liabilities.
“Data Security Breach” means any (a) unlawful or unauthorized access to, acquisition of, interruption of access, theft, disclosure, use, loss, alteration, destruction, compromise, or unauthorized Processing of Sensitive Data, including Personal Information, in the possession or control of any Company Group Entity or Company Fund, (b) a phishing, ransomware, denial of service (DoS) or other cyberattack that results in a monetary loss or a significant business disruption, or (c) other act or omission that compromises the security, protection, privacy, integrity, availability or confidentiality of Sensitive Data or the IT Assets.
“Debt Financing” means any debt financing (whether public or private) contemplated by Acquiror in connection with, or to pay amounts due with respect to, the Transactions, whether effected prior to, or substantially concurrently with, the Closing.
“Debt Financing Sources” means the financial institutions, initial purchasers, underwriters, agents, arrangers, lenders and institutional investors that otherwise enter into Contracts in connection with all or part of any Debt Financing.
“Debt Financing Sources Related Parties” means the Debt Financing Sources, their Affiliates and the officers, directors, employees, controlling persons, agents, advisors of the foregoing and the successors of the foregoing.
“Discretionary Sharing Program” means the program established by the Acquiror in accordance with Part II of Schedule B of the Acquiror Partnership Agreement.
“Distribution Agreement” means any Contract for the distribution, placement or sales of shares, interests or units of a Company Fund, including any Contract with a placement agent.
“Earnout Percentage” means, with respect to any Alabama Partner, the applicable percentage set forth opposite such Alabama Partner’s name under column “I” on Annex H.
“Earnout Unit Price” means, with respect to a Common Unit, the price equal to the product of (i) the Exchange Rate multiplied by (ii) the arithmetic average of the VWAP for Class A Stock for the thirty (30) consecutive Trading Days ending on the last Business Day immediately preceding the date on which the Final Earnout Amount is determined pursuant to Section 2.7 (subject to adjustment for any splits, combinations, reclassifications or similar transactions with respect to Common Units or Class A Stock on or after the date hereof).
“Encumbrance” means, whether arising under any Contract or otherwise, any options, preemptive rights, debts, claims, security interests, liens, encumbrances, pledges, mortgages, hypothecations, rights of first refusal, assessments, voting trust agreements, rights of first offer, proxies, title defects, rental, credit, factoring or conditional sale or other similar agreement on deferred terms and charges or other similar restrictions or limitations of any kind or nature.
“Entity” means a Person that is not a natural person.
“ERISA” means the Employee Retirement Income Security Act of 1974.

“ERISA Client” means each Person to which a Company Group Entity provides services whose assets are or may be deemed to constitute Plan Assets.
“Essential Housing II” means, individually and collectively, AG Essential Housing Company 2, L.P., AG Essential Housing Fund II, L.P., AG Essential Housing Fund II Holdings (DE), L.P. and AG Essential Housing Fund II Aggregator, L.P., together with any parallel funds, alternative investment vehicles and subsidiaries thereof, and any Entities formed solely in connection with raising any successor fund which is sometimes referred to herein as “EH III”.
“Exchange Rate” means, at any time, a fraction, the numerator of which is (a) the number of shares of Class A Stock that represent one Common Unit at such time and (b) the denominator of which is one Common Unit. As of the date hereof, the Exchange Rate is 1.0, which Exchange Rate shall be subject to adjustment for any: (x) any subdivision (by any unit split, unit distribution, reclassification, reorganization, recapitalization or otherwise) or combination (by reverse unit split, reclassification, reorganization, recapitalization or otherwise) of the Common Units that is not accompanied by an identical subdivision or combination of the Class A Stock; and (y) any subdivision (by any stock split, stock distribution or dividend, reclassification, reorganization, recapitalization or otherwise) or combination (by reverse stock split, reclassification, reorganization, recapitalization or otherwise) of the Class A Stock that is not accompanied by an identical subdivision or combination of the Common Units.
“Existing Alabama CarryCo LPA” means the Second Amended and Restated Agreement of Limited Partnership of Alabama CarryCo, dated as of March 31, 2021.
“Existing Alabama OpCo LPA” means the Fourth Amended and Restated Agreement of Limited Partnership of Alabama OpCo, dated as of March 31, 2021.
“Existing API GP LLCA” means the Amended and Restated Limited Liability Company Agreement of the API GP, dated as of March 31, 2021.
“Export Control Laws” means the EC Regulation 428/2009 and the implementing laws and regulations of the EU member states, the U.S. Export Administration Act, U.S. Export Administration Regulations, U.S. Arms Export Control Act, U.S. International Traffic in Arms Regulations, and their respective implementing rules and regulations; the U.K. Export Control Act 2002 (as amended and extended by the Export Control Order 2008) and its implementing rules and regulations; and other similar export control laws or restrictions applicable to any Company Group Entity or a Company Fund and their respective operations from time to time.
“FCA” means the Financial Conduct Authority of the United Kingdom.
“Financial Resources Requirements” means (a) the minimum paid-up share capital, as applicable for each entity regulated by the SFC, and (b) 120% of the minimum liquid capital, as applicable for each such entity, each of clauses (a) and (b) as required by the Securities and Futures (Financial Resources) Rules (Cap 571N) of Hong Kong.
“Founder Payment Amount” shall mean cash in the amount of $39,398,566.
“Founders” means, collectively the Persons set forth on Annex B and Annex C.
“Founders Agreement” means the Sixth Amended and Restated Founders Retirement Agreement, dated as of March 31, 2021, by and among Alabama OpCo, API GP, Alabama CarryCo, API and the other parties thereto.
“Fraud” means, with respect to a Party, an actual and intentional fraud under Delaware common law with respect to any statement of a material fact in any representation or warranty set forth in Article III (Representations and Warranties of API Sellers), Article IV (Representations and Warranties Regarding the Company Group Entities) or Article V (Representations and Warranties of the Acquiror Parties) (as applicable); provided, however, that (i) such actual and intentional fraud of such Party shall only be deemed to exist if the Party making such representation or warranty had actual knowledge of such material breach when the related representations and warranties were made with the intention that the other party would rely thereon to its detriment, and such other party relied thereon to its detriment and (ii) except for the explicit indemnity obligations of the Alabama Partners expressly set forth in Section 10.2(a)(iii) (Indemnification), only the Party who committed a Fraud shall be responsible for such Fraud and only to the Party that suffered from such Fraud. For the avoidance of doubt, Fraud shall not include any claim based on constructive knowledge, negligent misrepresentation or any similar theory.

“Fund Documentation” means, with respect to each Company Fund, the limited partnership agreement or equivalent Organizational Document of such Company Fund and any advisory, management, sub-advisory, sponsorship or other agreements with respect to such Company Fund, as well as the then-current registration statement or offering memorandum (if any) of such Company Fund, together with the subscription agreements for such Company Fund and any Side Letters or similar agreements with investors therein, in each case, that is in effect as of the date hereof. With respect to Collateralized Loan Vehicles, Fund Documentation shall also include any applicable indenture or trust deed, any fee sharing, fee rebate, fee waiver or similar agreement entered into with respect to management fees and any collateral administration agreement.
“GAAP” means United States generally accepted accounting principles and practices as in effect on the date of this Agreement (unless a different period is expressly stated in this Agreement), consistently applied.
“GDPR” means the Regulation (EU) 2016/679 of April 27, 2016 on the protection of natural persons with regard to the processing of personal data and on the free movement of such data.
“Governmental Authority” means any nation or government, any foreign or domestic federal, state, county, municipal or other political instrumentality or subdivision thereof and any foreign or domestic Entity or body exercising executive, legislative, judicial, regulatory, administrative or taxing functions of or pertaining to government, including any court and any Self-Regulatory Organization.
“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976.
“Income Taxes” means all Taxes relating to or measured by income.
“Income Tax Return” means any Tax Return relating to Income Taxes.
“Indebtedness” means, with respect to a Person and without duplication, as of any particular time and on a combined and consolidated basis, the aggregate amount of liabilities of such Person (including, in each case, any unpaid principal, premium, accrued and unpaid interest, related expenses, prepayment penalties, breakage costs, commitment and other fees, reimbursements, indemnities and all other amounts payable in connection therewith) relating to: (a) any indebtedness of such Person for borrowed money; (b) any other indebtedness of such Person which is evidenced by a note, bond, debenture, borrowings under repurchase agreements to finance European collateralized lending obligations or similar instrument; (c) any obligation of such Person under any finance leases (to the extent in excess of one hundred thousand dollars ($100,000) in the aggregate), factoring, securitization or other similar facility or arrangement; (d) any reimbursement obligation of such Person with respect to letters of credit, performance or surety bonds, bankers’ acceptances or similar obligations (in each case, solely to the extent drawn or called); (e) any obligation of such Person issued or assumed as the deferred purchase price of property or services (excluding, for the avoidance of doubt, deferred rent), including any earn-out or similar obligations; (f) any obligation to redeem or otherwise repurchase any shares of capital stock or other equity securities of such Person; (g) outstanding accrued and unpaid obligations, solely to the extent such amounts are unfunded, relating to or in respect of a right granted in a period ending on or prior to the Closing, solely to the extent incurred pursuant to any Plan relating to (A) deferred compensation (both vested and unvested), (B) accrued carry and memo shall include carry payable subject to clawback, “Accrued Memo/CEF Liability” and Accrued Unallocated or Unpaid Carry” (each, as defined in the Accounting Principles), (C) all accrued bonuses, (D) all severance and other similar obligations to Persons whose employment or other service with any Company Group Entity terminated prior to the Closing (including cash payments owed in any form to former partners in respect of severance) or who received or provided a notice of termination prior to the Closing, and (E) the employer’s share of any employment, unemployment, payroll and similar Taxes payable in connection with the foregoing obligations described in this clause (g); (h) the Company Group Tax Amount; (i) any obligation of such Person arising under any “out-of-the-money” swaps, caps, derivatives, collars or similar hedging agreements, in each case net of any cash received or receivable by such Person from the settlement of any “in-the-money” swaps, caps, derivatives, collars or similar hedging agreements; (j) any obligation of such Person in respect of any declared but unpaid dividends or distributions (including to any former partner); (k) any obligation of such Person in respect of liabilities to any director, officer, manager, equityholder, employee or Affiliate of any Company Group Entity, or any immediate family member of such Person, in each case, unrelated to the operation of the business, including any personal credit card expenses (non-business related) of employees (but not, for the avoidance of doubt, obligations in respect of expat or similar arrangements for employees); (l) any amounts attributable to the non-controlling interests in respect of AGJT Investments, LLC, AGTY Investments, LLC, AGKM Investments, LLC and AGPB Investments, LLC at the Measurement Time, calculated in accordance with the Accounting Principles, and (m) any guarantees or “keep-well” or similar agreements or arrangements of such Person for all or part of any of the obligations or liabilities of another Person of the type described in clauses (a) through (l) above to the extent accrued by the Companies, excluding guarantees of employee loans; provided, that Indebtedness shall (x) be determined in accordance with the Accounting Principles, if applicable, and (y) not include (A) any obligations under any letter of credit to the extent undrawn or uncalled, (B) any intercompany Indebtedness solely among the Companies and any of their wholly-owned Subsidiaries, (C) any endorsement of negotiable instruments for collection in the ordinary course of business, (D) Transaction Expenses and (E) Current Liabilities. For the avoidance of doubt, the monetary items included in calculating Pre-Closing Crystalized Performance Fees Receivable and Post-Closing Net Crystalized Performance Fees Receivable shall be excluded from the calculation of Indebtedness, other than to the extent included in accrued bonuses.
“Indemnity Cap Amount” means, without duplication, with respect to any Alabama Partner, an aggregate amount equal to (a) the Alabama Partner Total Cash Amount with respect to such Alabama Partner, plus (b) the Alabama Partner Closing Common Unit Amount with respect to such Alabama Partner, plus (c) solely to the extent the Earnout Amount has been paid pursuant to Section 2.7(g), the aggregate amount actually received in respect of the Earnout Amount by such Alabama Partner (or, as applicable, the Applicable API Entity with respect to such Alabama Partner). For purposes of this definition, any Closing Units shall be valued at the Reference Price and any Common Units issued pursuant to Section 2.7 shall be valued at the Earnout Unit Price. For the avoidance of doubt, the Alabama Closing Common Unit Amount and/or the Earnout Amount, in each case with respect to any Alabama Partner shall be adjusted to reflect the pro rata accretion in respect of any Alabama Partner’s forfeiture of any interest in such Applicable API Entity prior to the date of determination.
“Information Statement” means a written information statement of the type contemplated by Section 242(e) of the General Corporation Law of the State of Delaware and Rule 14c-2 of the Securities Exchange Act containing the information specified in Schedule 14C under the Securities Exchange Act relating to the PubCo Stockholder Consent.
“Intellectual Property Rights” means any and all intellectual and industrial property rights and other similar proprietary rights, in all jurisdictions worldwide, whether registered or unregistered, including all rights pertaining to or deriving from: (i) patents, (ii) inventions and discoveries, invention disclosures, and industrial designs, whether or not patentable, (iii) trademarks, service marks, certification marks, services names, brands, domain names, trade dress, trade names, slogans, logos, social media account handles, uniform resource locators, corporate names, and other identifiers of source or goodwill, including the goodwill symbolized thereby or associated therewith, (iv) copyrights, moral rights, works of authorship and rights in data and databases, whether or not copyrightable, (v) confidential and proprietary information, including trade secrets, know-how, invention rights, client lists, client contact and registration information, investment track record, supplier lists, mailing lists, business and marketing plans and proposals, data, technical information, concepts, methods, processes, specifications, discoveries, research and development, compositions, procedures, designs, formulae, algorithms, models, reports and other similar rights that derive their value from being maintained as confidential (collectively, “Trade Secrets”), (vi) computer software and firmware, including data files, databases, algorithms, models, methodologies, source code, object code, executable code and software-related specifications and documentation (collectively, “Software”) and other rights in technology, (vii) rights of privacy and publicity and moral rights, (viii) registrations, applications, renewals, extensions, reissues, divisions, continuations, continuations-in-part and reexaminations for any of the foregoing, and (ix) any and all similar or equivalent rights arising in equity or under Law or Contract related to any of the foregoing.
“Investment Company Act” means the Investment Company Act of 1940.
“IRS” means the United States Internal Revenue Service.
“IT Assets” means Software, systems, servers, computers, hardware, firmware, middleware, networks, data communications lines, routers, hubs, switches, endpoints, platforms, storage and all other information technology equipment and infrastructure.
“Knowledge of the Acquiror Parties” means the knowledge of Anilu Vazquez-Ubarri, Bradford Berenson, Joann Harris and Ken Murphy, in each case, after reasonable inquiry.
“Knowledge of the API Entities” or “Knowledge of the Companies” means the knowledge of Brian Sigman, Christopher Moore, Frank Stadelmaier, Jackie Quinn, Jean-Baptiste Garcia and Richa Gulati, in each case, after reasonable inquiry.
“Law” means all U.S. and non-U.S. federal, state, provincial or local laws, statutes, ordinances, Orders, administrative interpretation or rules of common law, codes, regulations, directives, rules, other civil and other codes and any other requirements which have the similar effect of any Governmental Authority.

“Market Disruption Event” means (i) a failure by the National Securities Exchange on which Class A Stock is listed to open for trading during its regular trading session; or (ii) the occurrence or existence prior to 1:00 p.m., New York City time, on any trading day for Class A Stock for more than one half-hour period in the aggregate during regular trading hours of any suspension or limitation imposed on trading (by reason of movements in price exceeding limits permitted by the National Securities Exchange on which Class A Stock is listed or otherwise) in Class A Stock or in any options contracts or futures contracts relating to Class A Stock.
“Marketing Literature” includes all explanatory memoranda, private placement memoranda, offering documents, marketing documents, advertisements, sales literature, pitch books, fact sheets, due diligence questionnaires, track records or other presentations of performance, road show presentations, scheme particulars, key features documents, wrappers and prospectuses relating to any Company Fund or to the services of any Company Group Entity, in each case that were prepared, produced, issued or distributed to prospective or current investors in any Company Fund or prospective or current Clients.
“Material Contract” means any Contract to which any Company Group Entity and where specifically referenced, a Company Fund is a party or by which it or any of its properties or assets is bound of the type listed below (excluding, in each case, Plans and other employee arrangements):
(a)    Client Contracts, Distribution Agreements and other Fund Documentation (excluding Marketing Literature that is not also Fund Documentation), in each case material to the Business;
(b)    Leases;
(c)    all Contracts concerning Intellectual Property Rights or IT Assets to which any Company Group Entity or Company Fund is a party or by which any Company Group Entity or Company Fund, or any of its properties or assets, may be bound, pursuant to which: (i) the Company Group Entity or Company Fund uses or has been granted any license or other rights (including rights granted on a service basis) under any Intellectual Property Rights owned by any other Person (other than Commercially Available Software or data for which the Company has paid less than $250,000); or (ii) the Company Group Entity or Company Fund has granted to any other Person any license or other rights under any Company IPR (other than non-exclusive licenses granted by the Company in the ordinary course of business to Clients or vendors or in connection with Commercially Available Software) (the agreements listed in subsections (i) through (ii) above, the “IP Contracts”);
(d)    Contracts to which a Company Group Entity is a party as obligor and evidencing or relating to any Indebtedness in excess of $5,000,000;
(e)    any Contract imposing an Encumbrance on any material assets or properties of any Company Group Entity, other than Encumbrances which will be released at or prior to Closing and Permitted Encumbrances;
(f)    any material joint venture, strategic alliance, exclusive distribution, partnership or similar Contract involving a sharing of profits or expenses or payments based on revenues, profits or assets under management of any Company Group Entity or any Company Fund (including any performance or incentive-based fees and/or compensation, performance or incentive allocations, management fees or other similar fees and/or compensation payable in respect of any Company Fund), between a Company Group Entity or any Company Fund, on one hand, and a Person who is not a Company Group Entity or a Company Fund, on the other hand, other than in (w) the ordinary course of business consistent with past practice, (x) joint ventures that only the Company Funds (and not any Company Group Entity other than in a capacity as a manager of such joint venture) are party to, (y) placement and distribution agreements in the ordinary course of business or (z) in connection with real estate investments where a Company Group Entity serves as a non-economic manager in the ordinary course of business and excluding any Company Fund investment;
(g)    Contracts pursuant to which any Company Group Entity has made payments to third party venders of more than $5,000,000 in the twelve (12) months preceding the date hereof;
(h)    stock purchase agreements, asset purchase agreements and other acquisition, sale, merger, consolidation or divestiture agreements (including all exhibits, schedules and annexes thereto) entered into by any Company Group Entity (A) within the past three (3) years for consideration in excess of $5,000,000 or (B) that have any material obligations or liabilities (including any indemnification obligations or similar covenants) that are outstanding;

(i)    any Contract that requires a Company Group Entity to pay any commission, finder’s fee, royalty or similar payment in excess of $2,000,000 in the aggregate;
(j)    any material Contracts related to the rendering of prime broker or clearance services to any Company Group Entity or any Company Fund;
(k)    any Contract with a “clawback” or similar undertaking or requirement to refund any fees or amounts for any reason, excluding Fund Documentation;
(l)    any material Contract that provides for unsatisfied earn-outs or other similar contingent obligations;
(m)    other than as set forth in the Organizational Documents of the Company Group Entities, any Contract containing any non-competition, non-solicitation or exclusive dealing terms, or any other agreement or obligation that purports to limit or restrict in any respect (i) the freedom or ability of any Company Group Entity or the Business to solicit customers, employees, contractors, or other personnel or to compete in any line of business or with any Person or in any area (including the ability to invest in industry or geographic sectors or in competitors of specified persons), including (w) competing in any line of business or pursing any type of investment, in any geographic area or during any period of time, including by limiting the ability to sell any particular services or products to any Person, (x) soliciting any customers or individuals for employment or investors for investment, (y) acquiring any particular services or products from any Person or (z) non-disclosure agreements or similar agreements, in each case entered into in the past two (2) years, pursuant to which any Company Group Entity may receive non-public information with respect to an issuer or (ii) the manner in which, or the localities in which, all or any portion of the Business is or, following consummation of the Transactions, will be conducted;
(n)    any Contract containing a “most favored pricing”, “most favored nation” or “most favored terms and conditions” provision or providing for exclusivity, rights of first refusal, rights of first offer, or similar rights, in each case, in favor of a third party, or any Contract that otherwise requires any Company Group Entity (or, after the Closing, Acquiror or any of its Affiliates), to deal exclusively or on a “sole source” basis with another Person for the purchase of any product or service that is used or provided by the Company Group Entities (or, after the Effective Time, Acquiror or any of its Affiliates);
(o)    any Contract with a Governmental Authority, other than Contracts where a Governmental Authority is investor;
(p)    any agreement that provides for indemnification of any officer, manager, director, employee or agent of any of the Company Group Entities (other than the applicable Organizational Documents of the Company Group Entities);
(q)    any Contract that provides for the settlement of any Proceeding (or threatened Proceeding) that contains any (i) future payments by the Company Group Entities in excess of $2,000,000 or (ii) ongoing conduct obligations of any Company Group Entity (other than customary confidentiality obligations); and
(r)    any Contract or other commitment to enter into any of the foregoing;
    provided, that Material Contracts shall not include contracts, agreements or instruments of the Company Funds solely relating to the acquisition, ownership or disposition of securities of Portfolio Companies.
“Measurement Time” means (i) with respect to Cash, Closing Working Capital, Net GP Investments, and Pre-Closing Crystalized Performance Fees Receivable, 12:01 a.m. ET on the Closing Date, (ii) with respect to Transaction Expenses and Closing Indebtedness, as of immediately prior to the Closing (iii) with respect to Post-Closing Net Crystalized Performance Fees Receivable, 11:59 p.m. ET on December 31, 2023, and (iv) with respect to Closing Revenue Run Rate, 11:59 pm ET on the last day of the month immediately preceding the month in which the Closing Date occurs; provided, that notwithstanding the foregoing or anything to the contrary contained in this Agreement, (x) if the amount of Cash is reduced as a result of any payments (other than payments of Current Liabilities) at any time after 12:01 a.m. ET on the Closing Date, including as a result of paying off Indebtedness, Transaction Expenses and/or making any distributions, the amount of such reduction to Cash shall be taken into account for purposes of calculating the Alabama Partner Closing Cash Amounts, the Alabama Partner Total Cash Amounts and the Total Cash Consideration and any adjustments thereto, and (y) Taxes included in Closing Working Capital and Indebtedness shall be determined as of the end of the Closing Date.

“Minimum Amount” means (a) with respect to the calendar year 2024, One Hundred Ten Million Dollars ($110,000,000), (b) with respect to the calendar year 2025, One Hundred Twenty Million Dollars ($120,000,000), and (c) with respect to the calendar year 2026, One Hundred Thirty Million Dollars ($130,000,000).
“Modified M1 Reporting Basis” means the previously accepted industry standard of accounting principles formerly referred to as “Method 1,” which differs from GAAP in its recognition of performance revenues and related compensation expenses, and under which (a) revenues related to performance allocations and or fee revenues are recognized only when free from risk of “clawback” or significant reversal and (b) any related compensation arrangements or plans with active or past employees, including but not limited to, carry plan and phantom carry plan arrangements are recognized as an expense when the related performance revenues are recognized.
“Most Recent Balance Sheet” means the combined and consolidated statements of financial position of the Companies as of December 31, 2022, as included in the 2022 Financial Statements.
“Nasdaq” means The Nasdaq Stock Market LLC.
“National Securities Exchange” means an exchange registered with the SEC under Section 6(a) of the Securities Exchange Act.
“Net GP Investments” means the amount of all (a) general partnership and limited partnership interests in funds, (b) investments in collateralized lending obligations through Northwoods European CLO Management LLC and AG Mortgage Investment Trust, Inc., in each case, measured at fair value, (c) the actual cash consideration paid for the investment set forth on Schedule 6.1(xiii), subject to the maximum permitted amount set forth therein, (d) any proprietary trading assets, net of any liabilities recorded on the combined and consolidated balance sheets of the Company Group Entities and (e) any interest or dividends receivable on proprietary investments as of the applicable Measurement Time, determined in accordance with the Accounting Principles, in each case, held directly or indirectly by the Company Group Entities.
“Non-Consenting Client” means each Client other than a Consenting Client.
“Non-Disclosure Agreement” means the Confidentiality Agreement, dated as of April 3, 2022, by and between Alabama OpCo and TPG Global LLC, as amended from time to time.
“Non-Founder Partners” means, collectively, each of the Persons set forth on Annex C.
“Non-U.S. Plan” means each Plan that is governed by the Laws of a jurisdiction outside of the United States or primarily covers any current or former employee, director, officer, independent contractor, consultant or other individual service provider who is primarily based outside of the United States or with respect to which any Company Group Entity has any liability, contingent or otherwise, as it relates to any individual outside of the United States, in each case, excluding any plan, program, contract or arrangement required by applicable Law or maintained by a Governmental Authority.
“Open Source Software” means any Software that is distributed (i) as “free software” (as defined by the Free Software Foundation), (ii) as “open source software” or pursuant to any license identified as an “open source license” by the Open Source Initiative (www.opensource.org/licenses), (iii) under any licensing or distribution model similar to the foregoing, or (iv) under a license that requires disclosure of source code or requires derivative works based on such Software to be made publicly available under the same license or otherwise distributable at lower or no fees. “Open Source Software” includes software licensed or distributed under any of the following licenses or distribution models, or licenses or distribution models similar to any of the following: (a) GNU’s General Public License (GPL) or Lesser/Library GPL (LGPL), (b) the Artistic License (e.g., PERL), (c) the Mozilla Public License, (d) the Netscape Public License, (e) the Sun Community Source License (SCSL), (f) the Sun Industry Standards License (SISL), (g) the BSD License, and (h) the Apache License.
“Order” means any judgment, outstanding order, injunction, stipulation, award or decree of any U.S. federal, state or local, or any supra-national or non-U.S., court or tribunal and any award in any arbitration proceeding of any Governmental Authority.
“Organizational Documents” means, with respect to any Person that is a corporation, its articles or certificate of incorporation or memorandum and articles of association, as the case may be, and its bylaws; with respect to any Person that is a limited partnership, its certificate of limited partnership and its limited partnership or operating agreement; with respect to any Person that is a limited liability company, its certificate of formation and its limited liability company or operating agreement; with respect to any Person that is a trust or other Entity, its declaration or agreement of trust or its constituent document; and with respect to any other Person, its comparable organizational documents, in each case, as has been amended or restated.
“Ownership Percentage” means, with respect to any Alabama Partner, the percentage set forth opposite such Alabama Partner’s name under column “H” on Annex H under the heading “Ownership Percentage”, as the same may be updated by the API Representative from time to time prior to the Closing to reflect pro rata accretion to the remaining Alabama Partners in respect of any Withdrawn Partners or as otherwise set forth on Annex H; provided that Acquiror is notified in writing prior to such update. For the avoidance of doubt, as of any date from and after the Closing, the sum of the Ownership Percentages of all of the Alabama Partners as of any date shall equal 100%.
“Parties” means the parties to this Agreement.
“Partner Loans” means the loans set forth on Schedule V.
“Permitted Encumbrances” means (i) Encumbrances securing the obligations of the Company Group Entities and/or any Company Fund pursuant to the Specified Indebtedness that will be released at Closing, (ii) Encumbrances disclosed in the Company Financial Statements or any schedules to this Agreement, (iii) Encumbrances for current Taxes not yet delinquent or which are being contested in good faith by appropriate proceedings (and for which appropriate reserves have been established in accordance with GAAP on the Company Financial Statements), (iv) mechanics’, workmen’s, repairmen’s, warehousemen’s, carriers’ or other like Encumbrances either not yet delinquent or being contested in good faith, arising or incurred in the ordinary course of business of the Company Group Entities, (v) Encumbrances relating to the transferability of securities under applicable securities Laws, (vi) Encumbrances securing rental payments under capitalized leases that do not, individually or in the aggregate, materially impair the use of the applicable asset or property by the Company Group Entities as currently used or the operation of their business as currently conducted, (vii) Encumbrances in favor of the lessors under the Leases, or encumbering the fee simple interest (or any superior leasehold interest) in the real property leased, licensed or subleased by the Company Group Entities pursuant to the Leases that do not, individually or in the aggregate, materially impair the use of the applicable asset or property as of the date hereof by the Company Group Entities as currently used or the operation of their business as currently conducted, (viii) zoning, entitlement, building and other land use regulations and codes imposed by any Governmental Authority having jurisdiction over the real property leased, licensed or subleased by the Company Group Entities pursuant to the Leases that do not, individually or in the aggregate, materially impair the use of the applicable asset or property by the Company Group Entities as currently used or the operation of their business as currently conducted, (ix) any condition that may be shown by a current and accurate survey, or that would be apparent as part of a physical inspection, of the applicable parcel of real property, in each case which does not materially interfere with the present use of the parcel of real property it affects, (x) defects, exceptions, restrictions, easements, rights-of-way and other non-monetary Encumbrances that do not, individually or in the aggregate, materially impair the current use of the applicable asset or real property leased, licensed or subleased by the Company Group Entities pursuant to the Leases, (xi) non-exclusive licenses of Intellectual Property Rights granted to Clients or vendors or in the ordinary course of business, (xii) Encumbrances created pursuant to or arising under the Existing Alabama OpCo LPA, the Existing Alabama CarryCo LPA or any other Organizational Documents of the Company Group Entities, each as in effect immediately prior to the Closing, and (xiii) the Encumbrances set forth on Schedule 1.1-D.
“Person” means any natural person or any firm, partnership, limited partnership, limited liability partnership, association, corporation, limited liability company, joint venture, trust, business trust, sole proprietorship, Governmental Authority or other entity or any division thereof.
“Personal Information” means any information or data in any media that relates to an identified or identifiable natural person, household, browser or device and any other information or data that constitutes “personal information,” “personal data” or similar term under applicable Privacy and Data Security Laws.
“Plan Asset Regulations” means the Department of Labor regulations located at 29 C.F.R. Section 2510.3-101, as modified by Section 3(42) of ERISA.
“Plan Assets” means “plan assets” within the meaning of the Plan Asset Regulations.

“Portfolio Companies” means any Person in which any Company Fund holds any direct or indirect (including through any special purpose vehicles or other intermediate vehicles) investment. For the avoidance of doubt, in no event shall a Portfolio Company be a Company Group Entity or a Subsidiary of the Company Group Entities hereunder.
“Post-Closing Crystalized Performance Fees” means performance fees and/or allocations crystalized as of December 31, 2023 by Company Group Entities from Post-Closing Crystalized Performance Funds (as defined in the Accounting Principles), in all cases, to the extent not already included in Pre-Closing Crystalized Performance Fees.
“Post-Closing Net Crystalized Performance Fees Receivable” shall equal (I) (a) the amount of all Post-Closing Crystalized Performance Fees for which the performance period includes at least a portion of the period prior to the Closing Date minus (b) the portion of such fees that are required to be paid to Persons, including “downstairs” team allocations, or that will be allocated to Persons other than the Company Group Entities, including such payments to be made to service providers pursuant to the Company Group Entities’ policies (without duplication of amounts included in Current Liabilities or Indebtedness) minus (c) 30% of such fees referred to in clause (a) minus clause (b) (which portion of such fees shall be and are actually contributed to the Discretionary Sharing Program) multiplied by (II) (i) the number of days between January 1, 2023 and the Closing Date, divided by (ii) three hundred and sixty five (365), and be determined in accordance with the Accounting Principles. The balance of any such fees shall be retained by the Acquiror. For example, if the Closing Date was September 30, 2023, and the Post-Closing Crystalized Performance Fees that became Post-Closing Crystalized Performance Fees after the Closing Date and on or prior to December 31, 2023 and for which the performance period includes at least in part to a period prior to the Closing Date was $10,000,000 and the portion described in clause (b) above was 50%,the Post-Closing Crystalized Net Performance Fees Receivable would be (a)(i) $10,000,000, minus (ii) fifty percent (50%) ($5,000,000), minus thirty percent (30)% ($3,000,000), multiplied by (b) seventy five percent (75%), or $1,500,000. The remaining $500,000 would be retained by the Acquiror. For the avoidance of doubt, the Post-Closing Net Crystalized Performance Fees Receivable for purposes of the Estimated Statement shall be zero (0).
“Pre-Closing Crystalized Performance Fees” means performance fees and/or allocations earned (herein referred to as “crystalized”), relating to performance revenues earned from January 1, 2023 through the Measurement Time by the Company Group Entities from any Pre-Closing Crystalized Performance Funds (as defined in the Accounting Principles), as of the relevant time of determination, and determined in accordance with the Accounting Principles; provided, that, if the Measurement Time is December 31, 2023 or later, the “Pre-Closing Crystalized Performance Funds” will include the Post-Closing Crystalized Performance Funds (as defined in the Accounting Principles).
“Pre-Closing Crystalized Performance Fees Receivable” shall equal (a) the amount of Pre-Closing Crystalized Performance Fees which are unpaid as of the Measurement Time minus (b) the portion of such fees that are required to be paid to Persons other than the Company Group Entities, including such payments to be made to service providers pursuant to the Company Group Entities’ policies, except to the extent included in Current Liabilities or Indebtedness.
“Pre-Closing Tax Period” means, with respect to the applicable Person, any taxable period of such Person ending on or before the Closing Date, and the portion of any Straddle Period ending on (and including) the Closing Date.
“Privacy Agreements” means any Contracts, commitments or obligations to affiliated and unaffiliated third parties, including individuals, governing the Processing of Personal Information, into which any Company Group Entity or Company Fund has entered or is otherwise bound.
“Privacy and Data Security Laws” means any applicable Laws relating to privacy, the Processing of Personal Information, the protection or security of Personal Information, and data breach disclosure and notification, including (but not limited to), as applicable, all Laws and regulations implementing or made under them, any amendment or re-enactment of them and, where applicable, the guidance and codes of practice issued by applicable regulatory bodies, including but not limited to the German Federal Data Protection Act; any regulation from time to time which implements Directive 2002/58/EC of the European Parliament; the GDPR and any legislation or regulation implementing the GDPR from time to time.
“Privacy Obligations” means any and all (a) Privacy and Data Security Laws, (b) Privacy Policies, (c) Privacy Agreements, and (d) any binding rules of any applicable Self-Regulatory Organizations in which any Company Group Entity or Company Fund is or has been a member, to the extent applicable.

“Privacy Policy” means any written policy or formal written notice regarding the Processing of Personal Information, including published website or mobile app privacy policies, notices or policies related to the privacy of employees, individual contractors, temporary workers, job applicants, directors and officers, and policies or notices delivered to individual natural person clients, investors and prospects.
“Proceeding” means any judicial, administrative or arbitral action, cause of action, suit, claim, charge, demand, citation, summons, subpoena, investigation, litigation, administrative proceeding, examination, audit, review, inquiry or other proceeding of any nature, civil, criminal, regulatory or otherwise, in law or in equity, by, on behalf of, or before any court, tribunal, arbitrator or other Governmental Authority.
“Processing” (or its conjugates) means any operation or set of operations that is performed upon data, including Personal Information, whether or not by automatic means, such as the receipt, access, acquisition, collection, recording, organization, structuring, transfer, storage, adaptation or alteration, retrieval, consultation, use, disclosure by transmission, dissemination or otherwise making available, or combination, restriction, erasure or destruction, relating to such data or combination of data, including Personal Information.
“PubCo COI” means the Amended and Restated Certificate of Incorporation of PubCo as amended and restated to amend Section 4.4 thereof and to make certain other conforming changes as a result of the Pre-Closing Tennessee Transactions, in the form attached hereto as Exhibit N.
“PubCo COI Date” means (a) the date on which the PubCo COI becomes effective or (b) such other date on which PubCo is permitted to (i) issue Common Units exchangeable pursuant to the Exchange Agreement into shares of Class A Stock in excess of 19.99% as required by Nasdaq Rule 5635(a) and (ii) issue the Class B Stock issuable pursuant to this Agreement.
“PubCo Board” means the board of directors of PubCo.
“PubCo SEC Documents” means, collectively, all material reports, schedules, forms, certificates, prospectuses and registration, proxy and other instruments filed by PubCo with the SEC since September 1, 2021, in each case, including all exhibits and schedules thereto and documents incorporated by reference therein.
“PubCo Stockholder Consent” means the written consent of the requisite PubCo stockholders sufficient to approve (i) the issuance of Common Units exchangeable pursuant to the Exchange Agreement into shares of Class A Stock in excess of 19.99% as required by Nasdaq Rule 5635(a) and (ii) the PubCo COI.
“Push Out Election” means an election under Section 6226 of the Code, including under Section 6226(b)(4)(A)(ii)(I) of the Code, and any similar election under state or local law.
“R&W Policy” means that certain buyer-side representation and warranty insurance policy with respect to the representations and warranties of the API Sellers and the Companies set forth in this Agreement purchased by Acquiror or an Affiliate thereof in connection with this Agreement and the Transactions contemplated hereby, in substantially the form attached hereto as Exhibit M.
“Related Partner” has the meaning set forth in the Partner Holdings Partnership Agreement.
“Related Party” means (a) any API Seller, any Alabama Partner or any member, partner or other equity holder of, or employee, officer, manager or director of, any API Seller or any Company Group Entity, (b) any spouse, child, stepchild, spouse of a child, parent, stepparent, parent of a spouse, sibling, sibling of a spouse or grandchild of any of the natural persons listed in clause (a) above, (c) any Affiliate of any of the Persons listed in clause (a) or (b) above, (d) any corporation or organization of which such Person listed in clause (a) or (b) above is an officer or director or is directly or indirectly the beneficial owner of more than 5% of any class of equity securities, other than any Company Group Entity, any Company Fund or any Portfolio Company, and I any trust or other estate in which any of the Persons listed in clause (a) or (b) above has a substantial beneficial interest or as to which such Person serves as trustee or in a similar fiduciary capacity, other than any Company Group Entity, any Company Fund or any Portfolio Company.

“Restricted Cash” means (a) cash and cash equivalents included on the balance sheet of the applicable Person that is (i) required to satisfy any minimum regulatory capital requirements (A) in the case of entities regulated by the FCA, cash and cash equivalents (taking into account assets other than cash and cash equivalents to the extent permitted by applicable specialist regulatory capital rules) adequate to ensure compliance with the FCA’s principles and the FCA’s Prudential Sourcebook for MiFID Investment Firms as amended, supplemented or replaced from time to time (in each case, to the extent applicable) or such other specialist regulatory capital rules applicable to such entities are met as of the Measurement Time and (B) in the case of entities regulated by the SFC, cash and cash equivalents (taking into account assets other than cash and cash equivalents to the extent permitted by applicable specialist regulatory capital rules) adequate to ensure the Financial Resources Requirements or such other specialist regulatory capital rules applicable to such entities are met as of the Measurement Time or (ii) otherwise would be presented as “Restricted Cash” on the audited combined and consolidated balance sheet of Alabama OpCo or Alabama CarryCo, as applicable, or (b) cash and cash equivalents held for third parties, in each case, that would otherwise be included in Cash, including any cash held in escrow or on deposit by a third party for the benefit of any Company Group Entity or by any Company Group Entity for the benefit of a third party, and any other cash held as collateral in respect of obligations to any other, in each case, to the extent not otherwise reflected in Current Liabilities or Indebtedness. Notwithstanding anything to the contrary in this Agreement to the contrary, the Company Group Entities shall be permitted to distribute, or cause to be distributed, to a Company Group Entity, Cash that would otherwise be “Restricted Cash” under this definition, subject to compliance with applicable Laws.
“Reference Percentage” means, with respect to an Alabama Partner, a fraction (expressed as a percentage), (a) the numerator of which is equal to (i) the Alabama Partner Total Cash Amount with respect to such Alabama Partner, plus (ii) the Alabama Partner Closing Common Unit Amount with respect to such Alabama Partner, plus (iii) solely to the extent the Earnout Amount has been paid pursuant to Section 2.7(g), the aggregate amount actually received in respect of the Earnout Amount by such Alabama Partner (or, as applicable, the Applicable API Entity with respect to such Alabama Partner), and (b) the denominator of which is equal to (i) the aggregate Alabama Partner Total Cash Amount with respect to all Alabama Partners, plus (ii) the aggregate Alabama Partner Closing Common Unit Amount with respect to all Alabama Partners, plus (iii) solely to the extent the Earnout Amount has been paid pursuant to Section 2.7(g), the aggregate amount actually received in respect of the Earnout Amount by the Alabama Partners (or, as applicable, the Applicable API Entities with respect to all Alabama Partners). For the avoidance of doubt, the Alabama Closing Common Unit Amount and/or Earnout Amount, in each case with respect to any Alabama Partner shall be adjusted to reflect the pro rata accretion in respect of any withdrawn Alabama Partners in such Applicable API Entity prior to the date of determination.
“Reference Price” means Thirty Dollars ($30.00).
“Revenue Run Rate” means, as of any date, without duplication, the aggregate annualized investment advisory, investment management, subadvisory or other similar recurring fees for all Clients (including the Company Funds) in question (but excluding performance-based, incentive or contingent fees (including carried interest), any distribution and servicing fees, securities lending fees, transaction revenues, fund administration fees or any reimbursed expenses) payable to any Company Group Entity, determined by multiplying (a) (i) in the case of the Base Date Revenue Run Rate, the Base Date Assets Under Management, or (ii) in the case of the Closing Revenue Run Rate, the Adjusted Assets Under Management as of the Measurement Date, in either case for each Client by (b) the applicable annual weighted average fee rate (net of any fee rebates, discounts or waivers or sub advisor fees paid by the Company Group Entity to a Person other than a Company Group Entity) for such Client as of the Base Date, determined in good faith by the Companies.
“Sanctioned Country” means those countries and jurisdictions subject to comprehensive Sanctions, including Cuba, Iran, North Korea, Syria, Crimea, the so-called Luhansk People’s Republic and the so-called Donetsk People’s Republic.
“Sanctioned Party” means (i) any Person included on one or more of the Sanctioned Party Lists; or (ii) any Person owned or controlled by, or acting on behalf of, a Person on one or more of the Sanctioned Party Lists.
“Sanctioned Party Lists” means the list of sanctioned entities maintained by the United Nations; the Specially Designated Nationals and Blocked Persons List, the Foreign Sanctions Evaders List and the Sectoral Sanctions Identifications List, all administered by the U.S. Department of the Treasury, Office of Foreign Assets Control; the U.S. Denied Persons List, the U.S. Entity List, and the U.S. Unverified List, all administered by the U.S. Department of Commerce; the consolidated list of Persons, Groups and Entities Subject to EU Financial Sanctions, as implemented by the EU Common Foreign & Security Policy; and similar lists of sanctioned parties maintained by other Governmental Authorities with regulatory authority over any Company Group Entity or a Company Fund and their respective operations from time to time.

“Sanctions” means those applicable trade, economic and financial sanctions laws, regulations, embargoes and restrictive measures (in each case having the force of law) administered, enacted or enforced from time to time by (i) the United States (including the Department of the Treasury, Office of Foreign Assets Control), (ii) the European Union and enforced by its member states, (iii) the United Nations, (iv) Her Majesty’s Treasury, or (v) other similar Governmental Authorities with regulatory authority over any Company Group Entity or a Company Fund and their respective operations from time to time.
“SEC” means the U.S. Securities and Exchange Commission.
“Securities Act” means the Securities Act of 1933.
“Securities Exchange Act” means the Securities Exchange Act of 1934.
“Self-Regulatory Organization” means the Financial Industry Regulatory Authority, each national securities exchange in the United States, each non-U.S. securities exchange, and each other commission, board, agency or body, whether United States or foreign, that is charged with the supervision or regulation of brokers, dealers, commodity pool operators, commodity trading advisors, futures commission merchants, securities underwriting or trading, stock exchanges, commodities exchanges, insurance companies or agents, investment companies or investment advisers, or to the jurisdiction of which any Company Group Entity or any Company Fund is subject.
“Sensitive Data” means (a) all Personal Information and (b) other confidential or proprietary business information or trade secret information.
“SFC” means the Securities & Futures Commission of Hong Kong.
“Shortfall Amount” means, with respect to each of the calendar years 2024, 2025 and 2026, (a) the Minimum Amount for such calendar year minus (b) the Annual Discretionary Program Amount with respect to such calendar year; provided, that in no event shall the Shortfall Amount for any applicable calendar year be greater than Fifty Million Dollars ($50,000,000) or less than Zero Dollars ($0); provided, further, that if the Shortfall Amount for an applicable calendar year is negative, then the Shortfall Amount for such calendar year shall be Zero Dollars ($0).
“Side Letter” means any agreement or instrument (other than Organizational Documents for the Company Funds) relating to or affecting any Company Fund that provides for consideration (whether in the form of payments reimbursement, waivers, reductions, offsets, capacity rights, enhanced liquidity, enhanced transparency or otherwise) to investors or other Persons of any amounts, contingent or otherwise, based on the management or performance of such Company Fund or that otherwise have the effect or have had the effect of establishing rights under, or altering or supplementing the terms of any other Fund Documentation, including all amendments, modifications and supplements thereto.
“SMA” means any separately managed account to which any of the Company Group Entities provides investment management or investment advisory services, including any sub-advisory services, administration services or similar services.
“Specified Indebtedness” means any Indebtedness set forth on Schedule 6.13.
“Specified Permitted Encumbrances” means, in respect of any equity interest in the API Entities, the Company Group Entities or the Acquiror Parties (as applicable), (a) Encumbrances relating to the transferability of such interest under applicable securities Laws, (b) Encumbrances under the Organizational Documents of such API Entity, Acquiror Party or Company Group Entity that has issued such equity interest (provided that such Organizational Documents have been provided to Acquiror (in the case of the Company Group Entities and API Entities) or API Representative (in the case of the Acquiror Parties) prior to the date of this Agreement), and (c) Encumbrances arising out of the Transactions, this Agreement or any other Transaction Document.
“Straddle Period” means any taxable period beginning on or before the Closing Date and ending thereafter.
“Sunset” has the meaning set forth in the Amended and Restated Certificate of Incorporation of PubCo.

“Subsidiary” means, with respect to any Person, any corporation, limited liability company, partnership, joint venture, or other legal Entity of which such Person (either alone or through or together with any other Subsidiary) (a) is a general partner or managing member, or (b) owns, directly or indirectly, more than fifty percent (50%) of the stock or other equity interests the holders of which are generally entitled to vote for the election of the board of directors or other governing body of such corporation or other legal Entity; provided, that “Subsidiary” shall not include any (i) Portfolio Companies, (ii) Company Funds, (iii) any portfolio investment held on such Person’s balance sheet, or (iv) as applied to Acquiror, (x) any fund managed or controlled by Acquiror or its Affiliates or any portfolio company or investment of any such fund, or (y) Tarrant RemainCo I, L.P., Tarrant RemainCo II, L.P., Tarrant RemainCo III, L.P., or Tarrant RemainCo GP LLC.
“Tax” means (i) any U.S. federal, state, local, non-U.S. and other taxes, assessments, levies, fees, imposts, duties and charges of whatever kind imposed by any Taxing Authority or similar authority, including any imputed underpayment and any taxes imposed on, or measured by, net or gross income, alternative minimum, accumulated earnings, personal holding company, franchise, doing business, capital stock, net worth, capital, profits, windfall profits, gross receipts, business, securities transaction, value added, sales, use, excise, custom, duties, transfer, registration, stamp, premium, real property, personal property, intangibles, rent, occupancy, license, occupational, employment, unemployment, social security, disability, workers’ compensation, payroll, withholding, estimated and recording, whether computed on a separate, consolidated, unitary, combined or other basis and (ii) any liability for the payment of any amount of a type described in clause (i) as a result of any obligation to indemnify or otherwise assume or succeed to the liability of any other Person pursuant to a Tax Sharing Agreement, or as a successor or as a transferee; and in each of clauses (i) – (ii), including any interest, penalties, or additions attributable thereto, imposed in connection therewith, or imposed with respect thereto.
“Tax Contest” means any Tax audit, examination, or judicial, administrative proceeding or other Proceeding, in each case relating to Taxes.
“Tax Return” means any return, report, declaration, form, claim for refund or information return or statement, including any schedule or related or supporting information, filed or required to be filed with any Governmental Authority in connection with the determination, assessment or collection of any Tax or the administration of any Laws, regulations or administrative requirements relating to any Tax, including any attachment, amendment, or supplement thereto.
“Tax Sharing Agreement” means any Tax allocation agreement, Tax indemnification agreement, Tax sharing agreement or similar Contract or arrangement; provided, that “Tax Sharing Agreement” shall not include customary Contracts entered into in the ordinary course of business that are not primarily related to Taxes and do not involve the sale of any material Subsidiary or of any material asset.
“Taxing Authority” means the IRS or any other Governmental Authority responsible for the assessment, determination, imposition or collection of any Tax or any other authority exercising Tax regulatory authority.
“Taxpayer Representative” means, as applicable, “taxpayer representative”, “designated individual” or “tax matters partner” of any Company Group Entity that is treated as a partnership for applicable Tax purposes.
“Tennessee IPR” means any and all Intellectual Property Rights owned or purported to be owned, in whole or part, by any of the Acquiror Parties.
“Total Cash Consideration” means (a) the Total Closing Cash Consideration, plus (b) the Adjustment Escrow Amount, plus (c) the API Representative Reserve Amount, in each case, calculated based on the Estimated Statement.
“Total Closing Cash Consideration” means the sum of the Alabama Partner Closing Cash Amount with respect to all Alabama Partners.
“Total Common Unit Consideration” means the sum of the Alabama Partner Closing Common Unit Amounts with respect to all Alabama Partners.
“Total Consideration” means the sum of the Total Cash Consideration and the Total Common Unit Consideration.
“Trading Day” means a day during which trading in securities generally occurs on the National Securities Exchange on which Class A Stock is listed, except a day on which a Market Disruption Event occurs.

“Transaction Documents” means, collectively, this Agreement, the Founder Holdings A Partnership Agreement, the Founder Holdings G Partnership, the Partner Holdings Partnership Agreement, the Acquiror Partnership Agreement, the Partner Acknowledgement and Joinder Agreements, the Escrow Agreement, the IRA, the Exchange Agreement, the TRA, the Founders’ Name Rights Assignment Agreement, the Founders’ Letter Agreement, the Letters of Transmittal and any other agreement, instrument or Contract entered into in connection with this Agreement, in each case, including all exhibits and schedules thereto and documents incorporated by reference therein.
“Transaction Expenses” means the aggregate amount of, without duplication, to the extent not paid as of the applicable Measurement Time and to the extent not included in the calculation of Closing Indebtedness or Closing Working Capital, (i) all fees and expenses incurred by or on behalf of, or payable or reimbursable by, the Company Group Entities arising out of or in connection with the negotiation, preparation, execution and delivery of this Agreement and the other Transaction Documents and the consummation of the Transactions, including all legal, accounting, financial advisory, consulting, brokers’, finders’ and all other fees and expenses of third parties (whether or not invoiced), (ii) the applicable costs, fees and expenses of the HSR and other filings made pursuant to Section 6.5, if any, with respect to the Applicable API Entities (or their Affiliates) receipt of any PubCo stock, (iii) transaction-related or sale bonuses, retention awards, change in control payments, rights under a Plan, or other similar amounts that become vested, due or payable by any Company Group Entity in connection with or as the result of, the consummation of the Transactions (in each case, other than any such payments that are or become payable as a result of any action taken by, or at the direction of, any Acquiror Party), and employer’s share of any employment, unemployment, payroll, social security and similar Taxes payable in connection therewith, (iv) all costs, fees and expenses relating to the obtaining of Client Consents and BDC Consents pursuant to Section 6.17, (v) all out-of pocket transaction expenses relating to the investment set forth on Schedule 6.1(xiii), to the extent not paid in full prior to the Closing, (vii) 50% of the costs, fees and expenses of the director and officer liability “tail” insurance policy pursuant to Section 6.7 and (viii) the share of Transfer Taxes for which the API Entities are responsible pursuant to Section 6.12(d).
“Transactions” means the transactions contemplated by this Agreement and the other Transaction Documents, including the Pre-Closing Transactions and the Closing Transactions (including the Merger).
“Transfer” means any sale, assignment, exchange, transfer, acquisition (whether by purchase, issuance, merger, consolidation or other business combination) or other disposition, whether in a single transaction or a series of related transactions.
“Transfer Taxes” means all transfer, documentary, intangible, sales, use, stamp, registration and other similar Taxes and fees (including any penalties and interest) incurred in connection with, or resulting from, this Agreement and the transactions contemplated hereby.
“Treasury Regulations” means the final and temporary U.S. federal tax regulations promulgated under the Code, as the same may be amended hereafter from time to time.
“VWAP” means, for any date, the price determined, by the first of the following clauses that applies: (i) if the Class A Stock is then listed or quoted on Nasdaq, the daily volume weighted average price of the Class A Stock for such date (or the nearest preceding date) on Nasdaq as reported by Bloomberg (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)) (or a similar organization or agency succeeding to its functions of reporting prices), or (ii) if the Class A Stock is not then listed or quoted on Nasdaq, then the daily volume weighted average price of the Class A Stock for such date (or the nearest preceding date) on the National Securities Exchange on which the Class A Stock is then listed or quoted as reported by Bloomberg (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)) (or a similar organization or agency succeeding to its functions of reporting prices).
“Willful Breach” means an intentional and willful breach, or an intentional and willful failure to perform, of or under this Agreement in each case that is the consequence of an act or omission by a party with the actual knowledge that the taking of such act or failure to take such action would cause a material breach of this Agreement, it being understood that such term shall include, in any event, the failure to consummate the Closing when required to do so by this Agreement.
“Working Capital” means, at the applicable Measurement Time, the amount (which may be positive or negative) of all Current Assets minus all Current Liabilities as of such date, plus an amount equal to $8,138,393, determined in accordance with the Accounting Principles. Schedule IV sets forth an illustrative calculation of Working Capital.

“Working Capital Overage” means the amount (expressed as a positive number), if any, by which the Closing Working Capital exceeds the Working Capital Target.
“Working Capital Target” means an amount equal to $35,000,000.
“Working Capital Underage” means the amount (expressed as a negative number), if any, by which the Closing Working Capital falls below the Working Capital Target.
Section 1.2    Other Defined Terms.

Term	Section
2010 Health Care Law	4.19(n)
Accrued Bonus Amount	6.6(f)
Acquired Business	2.7(l)(xii)
Acquired General Partner Interests	Recitals
Acquired Interests	Recitals
Acquired Limited Partnership Interests	Recitals
Acquired Management Business	2.7(l)(ix)
Acquired Management Business Entities	2.7(c)
Acquired Multi-Product Business	2.7(l)(xii)
Acquiror	Preamble
Acquiror Business	2.7(l)(i)
Acquiror Entity Parties	6.9(c)
Acquiror Indemnitees	10.2(a)
Acquiror Parties	Preamble
Acquiror Partnership Agreement	Recitals
Acquiror Party	Preamble
Acquiror Tax Contest	6.12(b)(iii)
Acquiror Tax Contest Portion	6.12(b)(iii)
Acquiror Transaction Advisors	6.9(c)
Adjustment Escrow Account	2.5
Affiliate Agreement	4.13
Alabama CarryCo	Preamble
Alabama Founder Trust	Preamble
Alabama New GP	Recitals
Alabama OpCo	Preamble
Alabama Tax Contest Portion	6.12(b)(ii)
Allocation Notice	2.9
Alternative Transaction	6.22
Annual Cash Holdback Dispute Notice	2.6(b)
Annual Cash Holdback Payment Statement	2.6(a)
API	Preamble
API Entities	Preamble
API Entity	Preamble
API Entity Indemnitees	10.2(b)
API Entity Parties	6.9(a)
API GP	Preamble
API GP Members	Preamble
API Representative Parties	11.13(h)
API Representative Reserves	11.13(f)

API Seller Released Claims	6.15(a)
API Seller Releasing Parties	6.15(a)
API Sellers	Preamble
API Transaction Advisor	6.9(a)
Bankruptcy and Equity Exception	3.2(a)
Benefit Continuation Period	6.6(a)
Business IT Assets	4.20(h)
Capitalization Date	5.7(a)
Cash Estimate	2.4(a)
CEA	4.14(ii)
Certain Contribution Strategy	2.7(l)(ii)
Certificate of Merger	2.1(b)
Change of Control	2.7(l)(iii)
Claims Notice	10.4(b)
Client Deficit Percentage Estimate	2.4(a)
Closing	2.2
Closing Date	2.2
Closing Form 8-K	6.4(d)
Closing Indebtedness Estimate	2.4(a)
Closing Transactions	Recitals
Closing Units	2.1(d)
Combined Business Product	2.7(l)(iv)
Common Stock	5.7(a)
Companies	Preamble
Companies Interests	4.2(a)
Company	Preamble
Company Released Claims	6.15(b)
Company Released Parties	6.15(a)
Company Releasing Parties	6.15(b)
Company Software	4.20(i)
Continuing Employees	6.6(a)
Covered Matter	6.9(a)
Data Room	11.3
Davis Polk	6.9(c)
Debt Financing Letters	6.21(c)
Deferred Compensation Plan	6.6(e)
Delayed Product	2.7(l)(v)
DOL	4.17(g)
DRULPA	Recitals
Earnout Amount	2.7(l)(vi)
Earnout Dispute	2.7(b)
Earnout Dispute Notice	2.7(b)
Earnout Dispute Period	2.7(b)
Earnout Measurement Period	2.7(a)
Earnout Model	2.7(l)(vii)
Earnout Statement	2.7(a)
Effect	1.1
Effective Time	2.1(b)
Equity Rights	4.2(a)

ERISA Affiliate	4.19(a)
ERISA Fiduciary	4.17(a)
Escrow Agent	2.5
Escrow Agreement	2.5
Estimated Cash Consideration	2.4(a)
Estimated Consideration	2.4(a)
Estimated Statement	2.4(a)
Estimated Unit Consideration	2.4(a)
Evaluation Material	6.3(b)
Exchange Agreement	Recitals
Existing Product	2.7(l)(viii)
Filings	4.14(jj)
Final Cash	2.4(h)
Final Cash Consideration	2.4(h)
Final Client Deficit Percentage	2.4(h)
Final Closing Indebtedness	2.4(h)
Final Consideration	2.4(h)
Final Determination Date	2.4(i)(i)
Final Earnout Amount	2.7(c)
Final Net GP Investments	2.4(h)
Final Post-Closing Net Crystalized Performance Fees Receivables	2.4(h)
Final Pre-Closing Crystalized Performance Fees Receivables	2.4(h)
Final Purchase Price Allocation	2.9
Final Statement	2.4(f)
Final Transaction Expenses	2.4(h)
Final Unit Consideration	2.4(h)
Final Working Capital	2.4(h)
Founder A Partners	Recitals
Founder G Partners	Recitals
Founder Holdings A	Preamble
Founder Holdings A Partnership Agreement	Recitals
Founder Holdings G	Preamble
Founder Holdings G Partnership Agreement	Recitals
Founder Partners	Recitals
Founders’ Letter Agreement	Recitals
Founders’ Name Rights Assignment Agreement	Recitals
FRR	2.7(l)(ix)
FRR Percentage	2.7(l)(x)
Group Interests	4.2(b)
Included FRR	2.7(l)(xi)
Included Products	2.7(l)(xii)
Indemnified Parties	6.7(a)
Indemnified Party	6.7(a)
Indemnifying Party	10.4(b)
Indemnitee	10.4(b)
Information Statement Date	6.19(b)
Information Statement Financials	6.19(c)
Insurance Policies	4.21
IPR Proceeding	4.20(d)

IRA	Recitals
Key Persons	Recitals
Launched Product	2.7(l)(xii)
Leased Real Property	4.10(b)
Leases	4.10(b)
Letter of Transmittal	2.1(b)
Liabilities	4.7
Losses	10.2(a)
Maximum Earnout Amount	2.7(l)(xiii)
Merger	Recitals
Minimum FRR	2.7(l)(xiv)
Multiemployer Plan	4.19(c)
Negative Cash Adjustment Amount	2.4(i)(iii)
Negative Cash Adjustment Shortfall	2.4(i)(iii)
Negative Unit Adjustment Amount	2.4(i)(iv)
Net GP Investments Estimate	2.4(a)
New API II	Preamble
Non-Founder Partners	Recitals
Non-Recourse Parties	11.12
Objection Notice	2.4(d)
Omnibus Plan	5.7(a)
Other Senior Partners	Recitals
Partially Included Products	2.7(l)(xv)
Partner Acknowledgement and Joinder Agreement	Recitals
Partner Holdings Partnership Agreement	Recitals
Paul Weiss	6.9(a)
Paying Agent	2.3(a)(i)
Payoff Letters	6.13
Permits	4.14(b)
Plan	4.19(a)
Plans	4.19(a)
Platform Products	2.7(l)(xvi)
Positive Cash Adjustment Amount	2.4(i)(i)
Positive Unit Adjustment Amount	2.4(i)(ii)
Post-Closing Adjustment Statement	2.4(c)
Pre-Closing Alabama Transactions	Recitals
Pre-Closing Crystalized Fees Receivable Estimate	2.4(a)
Pre-Closing Tennessee Transactions	Recitals
Pre-Closing Transactions	Recitals
Primary Strategy	2.7(l)(xvii)
Proposed Earnout Amount	2.7(a)
Proposed Purchase Price Allocation	2.9
Prudent Person Standard	4.17(c)
PTCE 84-14	4.17(d)
PubCo	Preamble
PubCo Financials	5.10(b)
PubCo Issued Equity	5.7(a)
PubCo Performance Share Units	5.7(a)
PubCo Stock Units	5.7(a)

Qualified Cash Distribution	2.8
R&W Policy Expenses	6.11
Reporting Documents	5.10(a)
Required Audited Financials	6.4(e)
Required Interim Financials	6.4(e)
Required Merger Deliverables	2.3(a)(i)
Share Transfer Agreement	2.14
Shearman	6.9(c)
significant subsidiaries	5.9
Signing Form 8-K	6.4(b)
Similar Law	4.17(a)
Surviving Partnership	2.1(b)
Target FRR	2.7(l)(xviii)
Tennessee GP	Preamble
Term Expiration	6.18
Termination Date	9.1(f)
Third Party Claim	10.4(c)
TRA	Recitals
Transaction Advisors	6.9(c)
Transaction Expenses Estimate	2.4(a)
Weil	6.9(c)
Withdrawn Partner	6.1(f)
Working Capital Estimate	2.4(a)
ARTICLE II
TRANSACTIONS
Section 2.1    Closing Transactions.
(a)    Subject to the terms and conditions of this Agreement, and as described in the Closing Transactions, at the Closing:
(i)    each Applicable API Entity shall transfer, assign, convey and deliver its applicable Acquired Limited Partnership Interests to the Acquiror, free and clear of any and all Encumbrances other than Specified Permitted Encumbrances, in exchange for (A) the Closing Units issuable to such Applicable API Entity on the Closing Date as described below, (B) the shares of Class B Stock to be transferred to such Applicable API Entity as described below, and (C) the right to receive its Applicable Percentage of the Final Earnout Amount pursuant to Section 2.7;
(ii)    immediately following the Closing Transactions referred to in Section 2.1(a)(i) (and prior to the Closing Transactions referred to in Section 2.1(a)(iii)), Acquiror shall contribute, transfer, assign, convey and deliver a 0.2% limited partnership interest in Alabama OpCo to TPG H2Sub, LLC;
(iii)    immediately following the Closing Transactions referred to in Section 2.1(a)(ii), in accordance with the DRULPA, API shall merge with and into the Acquiror at the Effective Time;
(iv)    immediately following the Closing Transactions referred to in Section 2.1(a)(iii), Alabama New GP shall be admitted as the general partner of each of New API II, Founder Holdings A and Founder Holdings G, and immediately following each such admission, API GP shall withdraw from such API Entity effective immediately following the admission of Alabama New GP, Alabama New GP shall be the sole general partner and API GP shall have no further or continuing interest in such API Entity; and
(v)    immediately following the Closing Transactions referred to in Section 2.1(a)(iv), the API GP Members shall sell, transfer, assign, convey and deliver to Acquiror, free and clear of any and all Encumbrances other than Specified

Permitted Encumbrances, and Acquiror shall purchase from the API GP Members, the Acquired General Partner Interests, in exchange for one hundred dollars ($100) and pursuant to the Share Transfer Agreement.
(b)    At the Effective Time, the separate existence of API shall cease and the Acquiror shall continue as the surviving partnership of the Merger (the “Surviving Partnership”) and shall succeed to and assume all the rights and obligations of API in accordance with the DRULPA. Concurrently with or as soon as practicable following the Closing, the Acquiror and the API Representative shall cause a certificate of merger in the form attached hereto as Exhibit J, duly prepared and executed in accordance with the DRULPA (the “Certificate of Merger”), to be filed with the Secretary of State of the State of Delaware. The Merger shall become effective upon the filing of the Certificate of Merger with the Secretary of State of the State of Delaware or at such subsequent time or date as Acquiror and API shall agree and specify in the Certificate of Merger. The time at which the Merger becomes effective is referred to in this Agreement as the “Effective Time” (which shall be set such that it is immediately after the transfers referred to in Section 2.1(a)). At the Effective Time, the Merger shall have the effects set forth in this Agreement, the Certificate of Merger and the applicable provisions of the DRULPA. At the Effective Time, (i) the existing certificate of limited partnership of the Acquiror shall continue as the certificate of limited partnership of the Surviving Partnership, until thereafter amended in accordance with the DRULPA and as provided in such certificate of limited partnership, and (ii) the Acquiror Partnership Agreement shall be the limited partnership agreement of the Surviving Partnership, until thereafter amended in accordance with the terms thereof, the certificate of limited partnership and the DRULPA. As of the Effective Time, all API Units shall no longer be outstanding and shall be automatically cancelled and shall cease to exist, and each holder of any API Units immediately prior to the Effective Time shall cease to have any rights with respect thereto, except the right to receive the consideration pursuant to Section 2.1(c)(i) upon surrender of such API Units in accordance with this Agreement and a letter of transmittal substantially in the form attached hereto as Exhibit K (each, a “Letter of Transmittal”) dated on or after the Closing Date, without interest and subject to any adjustments set forth herein and applicable withholding in accordance with Section 2.10. The applicable portion of the Total Closing Cash Consideration paid upon the physical or electronic surrender of API Units in accordance with the terms of this Agreement, if and when actually paid, shall be deemed to have been paid in full satisfaction of all rights pertaining to such API Units, subject to the right to receive any additional amounts in respect of (A) the applicable portion of the amounts payable to the API Partners in accordance with Section 2.4 (Post-Closing Adjustment for Consideration), (B) the amounts payable to the API Partners in accordance with Section 2.6 (Annual Cash Holdback Payment) and (C) the amounts payable to the API Partners in accordance with Section 11.13(f) (API Representative Reserve Amount). Upon the Effective Time, the unit transfer books of API shall be closed, and there shall be no further registration of transfers on the unit transfer books of the Surviving Partnership of API Units that were outstanding immediately prior to the Effective Time. The execution by API Partners of the Joinder and Acknowledgement Agreement prior to the Closing Date will be deemed to constitute the approval of the Letter of Transmittal. Each such API Partner that makes the deliveries to the Acquiror required by the Letter of Transmittal prior to the Closing Date shall be entitled to receive in exchange therefor the cash amounts payable in accordance with Section 2.3 (but subject to Section 2.9) on the Closing Date, or as soon as possible thereafter. Each such API Partner that makes the deliveries to the Acquiror required by the Letter of Transmittal on or after the Closing Date shall be entitled to receive in exchange therefor the cash amounts payable in accordance with Section 2.3 (but subject to Section 2.9) as soon as possible thereafter (but in any event no later than five (5) Business Days after delivery thereof is made).
(c)    At the Effective Time, by virtue of the Merger and without any action on the part of the Parties, the Surviving Partnership or any API Partner:
(i)    each API Unit issued and outstanding immediately prior to the Effective Time shall be automatically cancelled and extinguished and be converted into and thereafter represent only the right to receive (A) the applicable portion of the Total Closing Cash Consideration at such time and in the manner provided in Section 2.3, (B) the applicable portion of the amounts payable (if any) to the API Partners in accordance with Section 2.4 (Post-Closing Adjustment for Consideration), (C) the amounts payable (if any) to the API Partners in accordance with Section 2.6 (Annual Cash Holdback Payment), and (D) the amounts payable (if any) to the API Partners in accordance with Section 11.13(f) (API Representative Reserve Amount);
(ii)    the general partner interest of API shall be automatically cancelled, and no payment shall be made with respect thereto;
(iii)    each limited partner interest of Acquiror (including Common Units) outstanding immediately prior to the Effective Time shall remain outstanding and be converted into and become a limited partner interest of the Surviving Partnership with the same rights, powers and privileges as the limited partner interests so converted and (other than

Common Units to be issued in accordance with the terms and conditions of this Agreement) shall constitute the only outstanding limited partner interests of the Surviving Partnership; and
(iv)    the general partner interest of Acquiror outstanding immediately prior to the Effective Time shall remain outstanding and be converted into and become the general partner interest of the Surviving Partnership with the same rights, powers and privileges as the general partner interest so converted and shall constitute the only outstanding general partner interest of the Surviving Partnership.
(d)    Subject to the terms and conditions of this Agreement, the aggregate consideration to be paid by Acquiror in connection with the Closing Transactions, including the Merger (in each case, to the applicable recipients thereof as described in this Agreement and the Closing Transactions), shall consist of: (i) an aggregate amount in cash equal to the Total Closing Cash Consideration, (ii) an aggregate number of Common Units of Acquiror (the “Closing Units”) equal to (A) the Estimated Unit Consideration, divided by (B) the Reference Price, (iii) an aggregate number of shares of Class B Stock equal to the aggregate number of Closing Units, (iv) the amounts payable to and Units receivable by (if any) to the Alabama Partners in accordance with Section 2.4 (Post-Closing Adjustment for Consideration), (v) the amounts payable to and Units receivable by (if any) to and by the Alabama Partners in accordance with Section 2.6 (Annual Cash Holdback Payment), (vi) the amounts payable (if any) to each of the Applicable API Entities in accordance with Section 2.7 (Earnout), and (vii) the amounts payable (if any) to the API Partners in accordance with Section 11.13(f) (API Representative Reserve Amount).
Section 2.2    Closing. Subject to the terms and conditions of this Agreement, the closing of the Closing Transactions (the “Closing”) shall take place at 10:00 a.m. local time on the first (1st) Business Day that is the first (1st) Business Day of the calendar month occurring at least two (2) Business Days after the first date on which all of the conditions to the Closing set forth in Article VII (Conditions Precedent to Obligations of Acquiror) and Article VIII (Conditions Precedent to Obligations of the API Entities and the Companies) (other than those conditions which, by their terms, are to be satisfied or waived at the Closing, but subject to the satisfaction or waiver of such conditions) shall have been satisfied or waived by the party entitled to waive the same, or at such other time, place and date that the API Representative and Acquiror may agree in writing (e-mail being sufficient) through mutual electronic exchange of transaction documents in portable document format by electronic mail (the date on which the Closing actually takes place, the “Closing Date”).
Section 2.3    Deliveries at Closing.
(a)    Alabama Partner Closing Cash Amounts; Founder Payments. At the Closing, Acquiror shall pay, or cause to be paid, by wire transfer of immediately available funds:
(i)    to a paying agent reasonably acceptable to the API Representative engaged by Acquiror, and pursuant to a paying agent agreement reasonably acceptable to the API Representative prior to the Closing (the “Paying Agent”), the Total Closing Cash Consideration (it being understood and agreed that the Paying Agent shall pay to each Alabama Partner (in its capacity as an API Partner and excluding, for the avoidance of doubt, any Withdrawn Partner) who shall have delivered to the Paying Agent, (A) on or after the Closing Date, a completed Letter of Transmittal and (B) on or prior to the Closing Date, each document (including its signature to each Transaction Document to which it is a party) or other deliverable that such Person is required to execute and deliver pursuant to this Section 2.3 (collectively, such Alabama Partner’s “Required Merger Deliverables”), to the account of such Alabama Partner designated in the Estimated Statement, cash in the amount of such Alabama Partner’s Alabama Partner Closing Cash Amount (provided that, for the avoidance of doubt, the sum of all Alabama Partner Closing Cash Amounts shall equal the Total Closing Cash Consideration));
(ii)    to the Escrow Agent, to such bank account(s) designated in writing by the Escrow Agent (such designation to be made at least two (2) Business Days prior to the Closing Date), the Adjustment Escrow Amount for deposit in the Adjustment Escrow Account;
(iii)    to such bank account(s) designated in each Payoff Letter, the amount of the Specified Indebtedness to each applicable recipient thereof in accordance with the applicable Payoff Letter;
(iv)    to such bank account(s) designated in writing by each Person to whom any portion of the Transaction Expenses is owed (such designation to be made at least two (2) Business Days prior to the Closing Date), an amount in cash equal to the portion of the Transaction Expenses owing to such Person (as stated in the invoice provided at least two (2) Business Days prior to the Closing Date);

(v)    to such bank account(s) designated in writing by the API Representative (such designation to be made at least two (2) Business Days prior to the Closing Date), an amount in cash equal to the API Representative Reserve Amount; and
(vi)    to such bank accounts designated in writing by the API Representative (such designation to be made at least two (2) Business Days prior to the Closing Date), an aggregate amount equal to the Founder Payment Amount, which aggregate amount shall be allocated among the Founder Partners in accordance with such written instructions.
(b)    Closing Unit and Share Issuances. At the Closing:
(i)    Acquiror shall issue, or cause to be issued, free and clear of all Encumbrances other than Specified Permitted Encumbrances, to each Applicable API Entity, a number of Closing Units equal to such Applicable API Entity’s Applicable Common Unit Amount divided by the Reference Price, calculated based on the Estimated Statement; and
(ii)    Solely in the event that the PubCo COI Date has occurred prior to the Closing Date, PubCo shall issue or cause to be issued to Acquiror a number of shares of Class B Stock equal to the total number of Closing Units, and Acquiror shall immediately transfer to each Applicable API Entity, in addition to the Closing Units issued in Section 2.3(b)(i), a number of such shares of Class B Stock that is equal to the number of Common Units issued to such Applicable API Entity under Section 2.3(b)(i), free and clear of all Encumbrances other than Specified Permitted Encumbrances (it being understood and agreed that in the event that the PubCo COI Date does not occur prior to the Closing Date, the issuance and transfer of shares of Class B Stock as contemplated by this Section 2.3(b)(ii) shall not occur at the Closing and shall instead occur pursuant to the terms and conditions of Section 2.12 of this Agreement).
(c)    Acquired Interest Assignments. At or prior to the Closing, API Representative shall deliver to Acquiror an assignment agreement from each Applicable API Entity and API GP Member evidencing the transfer of such Applicable API Entity’s and such API GP Member’s applicable Acquired Interests to Acquiror, free and clear of all Encumbrances other than Specified Permitted Encumbrances, in form and substance reasonably acceptable to Acquiror and the API Representative.
(d)    Escrow Agreement. At or prior to the Closing:
(i)    Acquiror shall deliver to the API Representative and the Escrow Agent an executed copy of the Escrow Agreement, duly executed by Acquiror.
(ii)    API Representative shall deliver to Acquiror and the Escrow Agent an executed copy of the Escrow Agreement, duly executed by the API Representative and the Escrow Agent.
(e)    Specified Indebtedness Payoff Letters. At least two (2) Business Days prior to the Closing, the API Representative shall deliver the executed Payoff Letters to Acquiror, each of which shall be in the form required by Section 6.13.
(f)    Partner Acknowledgement and Joinder Agreements. The API Representative shall deliver, or cause to be delivered, to Acquiror a duly executed Partner Acknowledgement and Joinder Agreement from each of the Alabama Partners (other than the Withdrawn Partners), pursuant to which such Alabama Partner shall agree to automatically become a party to each of the following Transaction Documents effective at the Closing:
(i)    for each Founder A Partner, (1) the Founder Holdings A Partnership Agreement, (2) the IRA, (3) the Exchange Agreement and (4) the TRA;
(ii)    for each Founder G Partner, (1) the Founder Holdings G Partnership Agreement, (2) the IRA, (3) the Exchange Agreement and (4) the TRA; and
(iii)    for each Non-Founder Partner that is not a Withdrawn Partner, (1) the Partner Holdings Partnership Agreement, (2) the IRA, (3) the Exchange Agreement and (4) the TRA.
(g)    Other API Entity Document Deliverables. The API Representative shall deliver, or cause to be delivered to Acquiror:

(i)    a duly executed counterpart signature page from each of the Applicable API Entities to each of (1) the Acquiror Partnership Agreement, (2) the IRA, (3) the Exchange Agreement and (4) the TRA;
(ii)    for each API Entity, a duly completed and properly executed IRS Form W-9;
(iii)    for each Person that (i) owns an equity interest in API as of the Closing and (ii) is a “United States person” within the meaning of Section 7701(a)(30) of the Code, a duly completed and properly executed IRS Form W-9;
(iv)    for each Person that (i) owns an equity interest in API as of the Closing and (ii) is not a “United States person” within the meaning of Section 7701(a)(30) of the Code, any certificates requested by the Acquiror that are available to reduce or eliminate withholding Taxes under Section 1446(f) or 1445 of the Code;
(v)    a certificate, duly executed by a senior executive officer of each of the API Entities, in their capacity as such, certifying to the API Entities’ calculation of the Client Consent Percentage obtained as of the Closing;
(vi)    evidence that the Plans set forth on Schedule 2.3(g)(vi) have been properly terminated;
(vii)    evidence of the termination of the Founders Agreement, in form and substance reasonably acceptable to Acquiror; and
(viii)    evidence of the full repayment and cancelation of the Partner Loans in form and substance reasonably acceptable to Acquiror.
(h)    Other Acquiror Document Deliverables. Acquiror shall deliver, or cause to be delivered to the API Representative:
(i)    a duly executed counterpart signature page from Alabama New GP to each of (1) the Founder Holdings A Partnership Agreement, (2) Founder Holdings G Partnership Agreement and (3) the Partner Holdings Partnership Agreement;
(ii)    a duly executed counterpart signature page from TPG Holdings II-A, LLC to the Acquiror Partnership Agreement; and
(iii)    a duly executed counterpart signature page from the applicable Acquiror Parties and their respective applicable Affiliates to the (1) IRA, (2) Exchange Agreement and (3) TRA.
(i)    Each API Partner entitled to any consideration under this Article II who has not delivered its Required Merger Deliverables may deliver such Required Merger Deliverables to the Surviving Partnership and (subject to applicable abandoned property, escheat and similar Laws) receive in consideration therefor, and the Surviving Partnership shall pay as promptly as practicable, the portion of the consideration deliverable in respect thereof as determined in accordance with this Agreement without any interest thereon. Notwithstanding any provision of this Agreement to the contrary, none of the Parties hereto nor the Surviving Partnership shall be liable to any API Partner or former API Partner with respect to any amounts properly delivered to any public official pursuant to any applicable abandoned property Law.
Section 2.4    Closing Estimate and Post-Closing Adjustment for Consideration.
(a)    The API Representative shall, no less than five (5) Business Days prior to the Closing Date, prepare and deliver to Acquiror a statement (the “Estimated Statement”) setting forth (v) the API Representative’s good faith calculations of the Total Common Unit Consideration (the “Estimated Unit Consideration”), Total Cash Consideration (the “Estimated Cash Consideration”) and Total Consideration (“Estimated Consideration”), prepared in accordance with the definitions thereof, including its calculations of Cash (the “Cash Estimate”), Net GP Investments (the “Net GP Investments Estimate”), Closing Indebtedness (the “Closing Indebtedness Estimate”), Transaction Expenses (“Transaction Expenses Estimate”), Closing Working Capital (the “Working Capital Estimate”), Pre-Closing Crystalized Fees Receivable (the “Pre-Closing Crystalized Fees Receivable Estimate”), and the resulting calculation of the Balance Sheet Adjustment Amount, which the API Representative has prepared in accordance with the Accounting Principles, and the Closing Revenue Run Rate, the Client Consent Percentage and the resulting Client Deficit Percentage as of the Closing (the “Client Deficit Percentage Estimate”), along with reasonable supporting documentation, (w) the amount of the Alabama RSU Amount and the amount of the Qualified Cash Distribution that will be made prior to the Closing (which amount of the

Qualified Cash Distribution and related references with respect to the Cash Estimate, Estimated Cash Consideration and Estimated Consideration on the Estimated Statement may be updated by the API Representative in writing to Acquiror no later than two (2) Business Days before the Closing Date for any updates in the amount of the Qualified Cash Distribution), (x) a schedule of the Ownership Percentages of each Alabama Partner immediately prior to the Closing, the Alabama Partner Closing Cash Amount with respect to each Alabama Partner, the Applicable Common Unit Amount with respect to each Applicable API Entity, and the portion of the Qualified Cash Distribution to be made to each Alabama Partner, in each case, based upon the calculations in the Estimated Statement (y) wire instructions for each of the Alabama Partners and (z) any modification proposed by the API Representative to be made to the Annexes to this Agreement to account for changes to the Ownership Percentages, and solely to the extent permitted hereunder. From the delivery of the Estimated Statement until the Closing, the API Representative and the API Entities shall (i) permit Acquiror and its representatives to have reasonable access to the books, records and other documents (including work papers, schedules, financial statements, memoranda, etc.) of the API Representative, the API Entities and the Company Group Entities and cooperate with Acquiror in seeking to obtain work papers from the API Representative, the API Entities and the Company Group Entities and their respective representatives, in each case, to the extent pertaining to or used in connection with the preparation of the Estimated Statement and provide Acquiror with copies thereof (as reasonably requested by Acquiror) and (ii) provide Acquiror reasonable access to the employees and accountants of the API Entities and the Company Group Entities as reasonably requested by Acquiror for purposes of reviewing, considering, evaluating and negotiating the Estimated Statement; provided, that, in each case, such access shall (A) be conducted during normal business hours and under the supervision of personnel of the API Representative, the API Entities or the Company Group Entities, (B) be conducted in a manner not to unreasonably interfere with the businesses or operations of the API Representative, the API Entities or the Company Group Entities, (C) comply with all applicable Laws, including those regarding the exchange of competitively sensitive information and (D) be subject to Acquiror’s and its representatives’ execution of customary access letters. Notwithstanding anything herein to the contrary, no such access shall be permitted to the extent that it would require the API Representative, the API Entities or the Company Group Entities to disclose information that is subject to attorney-client privilege or similar privilege or for which disclosure is prohibited by the terms of any Contract or applicable Law, it being understood and agreed that the API Representative, the API Entities and the Company Group Entities shall use commercially reasonable efforts to cooperate to permit such disclosure in a manner that does not violate any such Contract, Law or attorney-client or other privilege. The API Representative and the API Entities shall reasonably cooperate with Acquiror in good faith to respond to any questions regarding the Estimated Statement raised by Acquiror. None of the Acquiror Parties shall have any liability to any Person (including any API Entity or any Alabama Partner) for any inaccuracy or omission in the Estimated Statement, or the allocation of Total Common Unit Consideration, Total Cash Consideration and calculations set forth therein, subject to actual payment of the amounts set forth in the Estimated Statement to the Persons set forth therein in such amounts, and Acquiror shall be entitled to rely on such allocation in the Estimated Statement in making such payments to such Persons.
(b)    In the event Acquiror disagrees with the Estimated Statement or any of the components thereof or calculations therein, (i) Acquiror shall notify the API Representative in writing of such disagreement, setting forth the basis of such disagreement, and (ii) the API Representative shall consider in good faith Acquiror’s comments to the Estimated Statement and/or any of the components thereof or calculations therein; provided that in no event shall any such disagreement delay the Closing Date. If Acquiror and the API Representative are unable to resolve any such disagreements prior to the Closing, the API Representative’s proposed Estimated Statement and the components thereof and calculations contained therein shall control solely for the purposes of the payments to be made at Closing and shall not limit or otherwise affect Acquiror’s remedies under this Agreement or otherwise or constitute an acknowledgement by Acquiror of the accuracy of the Estimated Statement, the components thereof or the calculations therein.
(c)    No later than the later of (i) January 31, 2024 and (ii) one-hundred and twenty (120) days following Closing, Acquiror shall prepare and deliver to API Representative a statement (the “Post-Closing Adjustment Statement”) setting forth its calculation of the Total Common Unit Consideration and Total Cash Consideration, including its calculation of the Cash, Net GP Investments, Pre-Closing Crystalized Fees Receivable, Post-Closing Net Crystalized Performance Fees Receivable, Closing Indebtedness, Transaction Expenses, Closing Working Capital and the resulting calculation of the Balance Sheet Adjustment Amount, and the Client Deficit Percentage as of ninety (90) days following the Closing, in each case calculated in accordance with the Accounting Principles. Acquiror shall not amend, supplement or modify the Post-Closing Adjustment Statement following its delivery to the API Representative.

(d)    Following the delivery of the Post-Closing Adjustment Statement until the determination of the Final Consideration, the Acquiror Parties and the Companies shall (i) permit API Representative and its representatives to have reasonable access to the books, records and other documents (including work papers, schedules, financial statements, memoranda, etc.) of the Acquiror Parties and the Company Group Entities and reasonably cooperate with API Representative in seeking to obtain work papers from the Acquiror Parties, the Company Group Entities and their respective representatives, in each case, to the extent pertaining to or used in connection with the preparation of the Post-Closing Adjustment Statement and provide API Representative with copies thereof (as reasonably requested by API Representative) and (ii) provide API Representative reasonable access to the employees and accountants of the Acquiror Parties and the Company Group Entities as reasonably requested by API Representative for purposes of reviewing, considering, evaluating and negotiating the Post-Closing Adjustment Statement; provided, that, in each case, such access shall (A) be conducted during normal business hours and under the supervision of personnel of Acquiror or its Affiliates (other than the Company Group Entities), (B) be conducted in a manner not to unreasonably interfere with the businesses or operations of Acquiror or its Affiliates or the Company Group Entities, (C) comply with all applicable Laws, including those regarding the exchange of competitively sensitive information and (D) be subject to API Representative’s and its representatives’ execution of customary access letters. Notwithstanding anything herein to the contrary, no such access shall be permitted to the extent that it would require the Acquiror or any of its Affiliates (including the Company Group Entities) to disclose information that is subject to attorney-client privilege or similar privilege or for which disclosure is prohibited by the terms of any Contract or applicable Law, it being understood and agreed that the Acquiror Parties shall use commercially reasonable efforts to cooperate to permit such disclosure in a manner that does not violate any such Contract, Law or attorney-client or other privilege. If API Representative disagrees with any part of Acquiror’s calculations of the Cash, Net GP Investments, Pre-Closing Crystalized Fees Receivable, Post-Closing Net Crystalized Performance Fees Receivable, Closing Indebtedness, Transaction Expenses, Closing Working Capital and the resulting calculation of the Balance Sheet Adjustment Amount, and the Client Deficit Percentage as set forth on the Post-Closing Adjustment Statement, API Representative shall, within thirty (30) days after its receipt of the Post-Closing Adjustment Statement, notify Acquiror in writing of such disagreement (an “Objection Notice”). The Objection Notice shall specify with reasonable detail which aspects of the calculation of the Cash, Net GP Investments, Pre-Closing Crystalized Fees Receivable, Post-Closing Net Crystalized Performance Fees Receivable, Closing Indebtedness, Transaction Expenses, Closing Working Capital and the resulting calculation of the Balance Sheet Adjustment Amount, and the Client Deficit Percentage are being disputed and describe the basis for and amount of such dispute. If API Representative does not deliver an Objection Notice within such thirty (30) day period, then the Post-Closing Adjustment Statement shall be conclusive, final and binding on all of the Parties (in such instance, a “Final Statement”).
(e)    If an Objection Notice is timely delivered by the API Representative to Acquiror, then Acquiror, on the one hand, and API Representative, on the other, shall negotiate in good faith to resolve their disagreements with respect to the computation of the Cash, Net GP Investments, Pre-Closing Crystalized Fees Receivable, Post-Closing Net Crystalized Performance Fees Receivable, Closing Indebtedness, Transaction Expenses, Closing Working Capital and the resulting calculation of the Balance Sheet Adjustment Amount, and the Client Deficit Percentage, as applicable, and any such resolution agreed upon in writing shall be conclusive and binding on all of the Parties (in such instance, a “Final Statement”). In the event that Acquiror, on the one hand, and API Representative, on the other, are unable to resolve all such disagreements within thirty (30) days after Acquiror’s receipt of such timely delivered Objection Notice, Acquiror or API Representative, as applicable, may submit such remaining disagreements to the Accounting Expert. For the avoidance of doubt, items and amounts not objected to by API Representative shall be deemed resolved and shall not be submitted to the Accounting Expert.
(f)    Acquiror and API Representative shall use commercially reasonable efforts to cause, and shall instruct, the Accounting Expert to resolve all remaining disagreements with respect to the computation of the Cash, Net GP Investments, Pre-Closing Crystalized Fees Receivable, Post-Closing Net Crystalized Performance Fees Receivable, Closing Indebtedness, Transaction Expenses, Closing Working Capital and the resulting calculation of the Balance Sheet Adjustment Amount, Transaction Expenses and the Client Deficit Percentage identified in the Objection Notice as soon as practicable, but in any event shall direct the Accounting Expert to render a determination within thirty (30) days after its retention. The Accounting Expert, acting as an expert and not as an arbitrator, shall consider only those items and amounts in Acquiror’s or API Representative’s respective calculations of the Cash, Net GP Investments, Pre-Closing Crystalized Fees Receivable, Post-Closing Net Crystalized Performance Fees Receivable, Closing Indebtedness, Transaction Expenses, Closing Working Capital and the resulting calculation of the Balance Sheet Adjustment Amount, and the Client Deficit Percentage that are identified as being items and amounts to which Acquiror, on the one hand, and API Representative, on the other, have been unable to agree in writing. For the avoidance of doubt, the Accounting Expert shall not make any other determination with respect to the Post-Closing Adjustment Statement. In resolving any disputed item, the Accounting Expert may not assign a value to any item greater than the greatest value for such item claimed by Acquiror, on the one hand, or API Representative, on the other, or less than the smallest value for such item claimed by Acquiror, on the one hand, or API Representative, on the other. The Accounting Expert’s determination of the Cash, Net GP Investments, Pre-Closing Crystalized Fees Receivable, Post-Closing Net Crystalized Performance Fees Receivable, Closing Indebtedness, Transaction Expenses, Closing Working Capital and the resulting calculation of the Balance Sheet Adjustment Amount, and the Client Deficit Percentage, as applicable, shall be based solely on written materials submitted by Acquiror, on the one hand, and API Representative, on the other, and their respective representatives (a copy of which shall be delivered to Acquiror, on the one hand, or API Representative, on the other, as applicable, substantially concurrently with delivery to the Accounting Expert) (i.e., not on independent review), this Agreement and on the Accounting Principles. The determination of the Accounting Expert shall be conclusive and binding upon the Parties and shall not be subject to appeal or further review (other than with respect to errors in arithmetic calculations) (in such instance, a “Final Statement”).
(g)    The costs and expenses of the Accounting Expert in determining the Cash, Net GP Investments, Pre-Closing Crystalized Fees Receivable, Post-Closing Net Crystalized Performance Fees Receivable, Closing Indebtedness, Transaction Expenses, Closing Working Capital and the resulting calculation of the Balance Sheet Adjustment Amount, and the Client Deficit Percentage, as applicable, shall be borne by Acquiror, on the one hand, and the API Entities, on the other hand, in inverse proportion as they may prevail on the matters resolved by the Accounting Expert, which proportionate allocation shall be calculated on an aggregate basis based on the relative dollar values of the amounts in dispute. For example, should the items in dispute total in amount to $1,000 and the Accounting Expert determines $600 in favor of Acquiror’s position, 60% of the costs of its review would be borne by the API Entities and 40% of the costs would be borne by Acquiror.
(h)    The Cash, Net GP Investments, Pre-Closing Crystalized Fees Receivable, Post-Closing Net Crystalized Performance Fees Receivable, Closing Indebtedness, Transaction Expenses, Closing Working Capital and the resulting calculation of the Balance Sheet Adjustment Amount, and the Client Deficit Percentage as set forth on any Final Statement as determined in accordance with this Section 2.4 are the “Final Cash”, “Final Net GP Investments”, “Final Pre-Closing Crystalized Performance Fees Receivables”, “Final Post-Closing Net Crystalized Performance Fees Receivables”, “Final Closing Indebtedness,” “Final Transaction Expenses,” “Final Working Capital” and “Final Client Deficit Percentage,” respectively. For purposes of this Agreement, “Final Unit Consideration” means the adjusted Total Common Unit Consideration, and “Final Cash Consideration” means the adjusted Total Cash Consideration, respectively, calculated using the Final Cash, Final Net GP Investments, Final Pre-Closing Crystalized Fees Receivable, Final Post-Closing Net Crystalized Performance Fees Receivable, Final Working Capital, Final Closing Indebtedness, Final Transaction Expenses and Final Client Deficit Percentage, and “Final Consideration” means the sum of the Final Unit Consideration and Final Cash Consideration.
(i)    After the Post-Closing Adjustment Statement has become final and binding on the Parties, the following shall occur:
(i)    if the Final Cash Consideration is greater than the Estimated Cash Consideration (the absolute value of such difference, a “Positive Cash Adjustment Amount”), then (x) Acquiror shall, within five (5) Business Days after the determination of the Final Consideration (the “Final Determination Date”), deliver or cause to be delivered to each Alabama Partner that delivered its Required Merger Deliverables (in accordance with the payment instructions set forth in the Estimated Statement), by wire transfer of immediately available funds, such Alabama Partner’s Ownership Percentage of the Positive Cash Adjustment Amount, and (y) Acquiror and the API Representative shall jointly, within five (5) Business Days after the Final Determination Date, execute and deliver joint written instructions to the Escrow Agent instructing the Escrow Agent to deliver to each Alabama Partner that delivered its Required Merger Deliverables such Alabama Partner’s Ownership Percentage of the Adjustment Escrow Amount, by wire transfer of immediately available funds.
(ii)    if the Final Unit Consideration is greater than the Estimated Unit Consideration (the absolute value of such difference, a “Positive Unit Adjustment Amount”), then (x) Acquiror shall, within five (5) Business Days after the determination of the Final Determination Date, issue or cause to be issued to each Applicable API Entity a number of Common Units equal to the difference between the number of Closing Units it received at Closing and the number of Common Units it would have received at Closing based on the Final Statement in respect of each Alabama Partner that delivered its Required Merger Deliverables up to in the aggregate the Positive Unit Adjustment Amount and (y) solely in the event that the PubCo COI Date has occurred prior to the Final Determination Date, or otherwise within five (5) Business Days after the PubCo COI Date, PubCo shall issue (or cause to be issued) to each Applicable API Entity a number of shares of Class B Stock equal to such additional number of Common Units set forth in clause (x).

(iii)    If the Final Cash Consideration is less than the Estimated Cash Consideration (the absolute value of such difference, a “Negative Cash Adjustment Amount”), then (A) in the event the Negative Cash Adjustment Amount is less than or equal to the Adjustment Escrow Amount, Acquiror and the API Representative shall jointly, within five (5) Business Days after the Final Determination Date, execute and deliver joint written instructions to the Escrow Agent instructing the Escrow Agent to (1) deliver to Acquiror from the Adjustment Escrow Account, by wire transfer of immediately available funds to the account or accounts designated in writing by Acquiror, an amount equal to the lesser of (x) the Negative Cash Adjustment Amount and (y) the balance of the Adjustment Escrow Account, and (2) deliver to each Alabama Partner that delivered its Required Merger Deliverables such Alabama Partner’s Ownership Percentage of the balance of the Adjustment Escrow Account following the payment in the foregoing clause (A), if any (in accordance with the payment instructions set forth in the Estimated Statement), by wire transfer of immediately available funds and (B) in the event the Negative Cash Adjustment Amount is greater than the Adjustment Escrow Amount (such excess amount, the “Negative Cash Adjustment Shortfall”), (x) Acquiror and the API Representative shall jointly, within five (5) Business Days after the Final Determination Date, execute and deliver joint written instructions to the Escrow Agent instructing the Escrow Agent to release the Adjustment Escrow Amount to the Acquiror and (y) each Alabama Partner shall, within five (5) Business Days after the Final Determination Date, pay or cause to be paid to the Acquiror, by wire transfer of immediately available funds, such Alabama Partner’s Ownership Percentage of the Negative Cash Adjustment Shortfall.
(iv)    if the Final Unit Consideration is less than the Estimated Unit Consideration (the absolute value of such difference, a “Negative Unit Adjustment Amount”), then (A) the Applicable API Entities shall, on behalf of each Alabama Partner who has received Common Units, within five (5) Business Days after the Final Determination Date, cancel a number of Common Units, together with an equivalent number of shares of Class B Stock (or rights thereto, to the extent the PubCo COI Date has not occurred as of such time) (or shares of Class A Stock received in exchange for such Common Units) in an aggregate amount equal to the Negative Unit Adjustment Amount or (B) each Alabama Partner that directly holds Class B Stock (or rights thereto, to the extent the PubCo COI Date has not occurred as of such time) (or shares of Class A Stock received in exchange for such Common Units), shall surrender and forfeit to Acquiror for cancelation, Class B Stock (or rights thereto) (or shares of Class A Stock) equal to such Alabama Partner’s applicable portion of the Negative Unit Adjustment Amount.
(v)    If the Final Consideration is equal to the Estimated Consideration, then Acquiror and the API Representative shall jointly, within five (5) Business Days after the determination of the Final Consideration, execute and deliver joint written instructions to the Escrow Agent instructing the Escrow Agent to deliver each Alabama Partner that delivered its Required Merger Deliverables such Alabama Partner’s Ownership Percentage of the Adjustment Escrow Amount (in accordance with the payment instructions set forth on the Estimated Statement), by wire transfer of immediately available funds.
(vi)    Upon payment of the amounts provided in this Section 2.4(i) (Closing Estimate and Post-Closing Adjustment for Consideration), none of the parties hereto may make or assert any claim against any other Party under this Section 2.4 (Closing Estimate and Post-Closing Adjustment for Consideration) for any matter included in the Final Cash, Final Net GP Investments, Final Pre-Closing Crystalized Fees Receivable, Final Post-Closing Net Crystalized Performance Fees Receivable, Final Working Capital, Final Closing Indebtedness, Final Transaction Expenses, Final Client Deficit Percentage, Final Unit Consideration or Final Cash Consideration (other than any action for specific performance of any covenant provided for in Section 2.4 or Fraud).
(j)    Following the Closing, no action with respect to the accounting books and records of the Companies, or the items reflected thereon, on which the Post-Closing Adjustment Statement is to be based, that is inconsistent with the Accounting Principles shall be given effect for purposes of determining the Final Cash, Final Net GP Investments, Final Pre-Closing Crystalized Fees Receivable, Final Post-Closing Net Crystalized Performance Fees Receivable, Final Working Capital, Final Closing Indebtedness, Final Transaction Expenses, Final Client Deficit Percentage, Final Unit Consideration or Final Cash Consideration; provided, that, to the extent that an action or item was not taken into account prior to the Closing by the Company Group Entities, but such action or item existed as of the Closing, such item or action may be given effect for purposes of determining the Final Cash, Final Net GP Investments, Final Pre-Closing Crystalized Fees Receivable, Final Post-Closing Net Crystalized Performance Fees Receivable, Final Working Capital, Final Closing Indebtedness, Final Transaction Expenses, Final Client Deficit Percentage, Final Unit Consideration or Final Cash Consideration and, for the avoidance of doubt, Client Consents obtained within ninety (90) days following the Closing and BDC Consents obtained within ninety (90) days following the Closing (in accordance with Rule 15a-4 under the Investment Company Act), in each case, shall be taken into account for purposes of determining Final Client Deficit Percentage. No actions taken by any Acquiror Party or any of its Affiliates on its own behalf or on behalf of the Companies or the Companies’ Subsidiaries, on or following the Closing Date shall be given effect for purposes of determining the Final Cash, Final Net GP Investments, Final Pre-Closing Crystalized Fees Receivable, Final Post-Closing Net Crystalized Performance Fees Receivable, Final Working Capital, Final Closing Indebtedness, Final Transaction Expenses, the Final Unit Consideration or Final Cash Consideration (other than in the case of determining the Final Client Deficit Percentage).
Section 2.5    Escrow Agent; Escrow Agreement; Escrow Accounts. Promptly following the date hereof, the Acquiror shall engage an escrow agent that is mutually acceptable to the Acquiror and the API Representative (such escrow agent, or any successor Person appointed in accordance with the terms of the Escrow Agreement, the “Escrow Agent”). Prior to the Closing, Acquiror, the API Representative, and the Escrow Agent shall enter into an escrow agreement (the “Escrow Agreement”) in a form mutually agreed to by Acquiror and the API Representative, providing for the holding and disbursement of the Adjustment Escrow Amount held in escrow in accordance with the terms hereof and thereof. At the Closing, Acquiror shall deposit with the Escrow Agent, an amount equal to the Adjustment Escrow Amount and the same shall be subject to reduction pursuant to Section 2.4 (Closing Estimate and Post-Closing Adjustment for Consideration) and the Escrow Agreement (the account(s) into which such amounts are deposited, the “Adjustment Escrow Account”). The Adjustment Escrow Account shall be used exclusively to satisfy amounts payable to Acquiror, if any, pursuant to Section 2.4 (Closing Estimate and Post-Closing Adjustment for Consideration). Any funds in the Adjustment Escrow Account not so used shall be distributed in accordance with Section 2.4 (Closing Estimate and Post-Closing Adjustment for Consideration) and the Escrow Agreement to the Alabama Partners (in their capacity as API Partners), based on applicable Ownership Percentages.
Section 2.6    Annual Cash Holdback Payment.
(a)    No later than seventy-five (75) days following the last day of each of the calendar years 2024, 2025 and 2026, Acquiror shall prepare and deliver to API Representative a statement (the “Annual Cash Holdback Payment Statement”) setting forth its good faith calculation of the Annual Cash Holdback Amount for such calendar year, including its calculation of any Shortfall Amount, in each case, calculated in accordance with this Agreement and the other applicable Transaction Documents, and together with reasonable supporting documentation for the calculation thereof.
(b)    If the API Representative disagrees with any part of Acquiror’s calculation of the Annual Cash Holdback Amount for such calendar year as set forth on the applicable Annual Cash Holdback Payment Statement, the API Representative shall, within forty-five (45) days after its receipt of such Annual Cash Holdback Payment Statement, notify Acquiror in writing of such disagreement (an “Annual Cash Holdback Dispute Notice”).
(c)    Following the delivery of the Annual Cash Holdback Payment Statement until the final determination of the Annual Cash Holdback Amount for such calendar year, each Acquiror Party shall, and shall cause its Affiliates and representatives to, reasonably cooperate with the API Representative and its representatives in connection with their review of the Annual Cash Holdback Payment Statement and the components thereof and calculations relating thereto, including by providing the API Representative and its representatives the access rights described in Section 2.4(d), which shall apply mutatis mutandis to this Section 2.6 as if fully set forth herein.
(d)    If an Annual Cash Holdback Dispute Notice is timely delivered by the API Representative to Acquiror, then Acquiror, on the one hand, and the API Representative, on the other hand, shall negotiate in good faith to resolve their disagreements with respect to the computation of the Annual Cash Holdback Amount for the applicable calendar year, and any resolution agreed upon between the Acquiror and the API Representative in writing shall be the conclusive and binding calculation of the Annual Cash Holdback Amount for such calendar year. In the event that Acquiror, on the one hand, and API Representative, on the other hand, are unable to resolve all disagreements within thirty (30) days after Acquiror’s receipt of an Annual Cash Holdback Dispute Notice from the API Representative, then Acquiror or API Representative, as applicable, may submit such remaining disagreements to the Accounting Expert for final resolution and the dispute resolution mechanisms described in Section 2.4(f) and Section 2.4(g) shall apply mutatis mutandis to the resolution of such disagreements as if fully set forth herein. For the avoidance of doubt, the foregoing shall apply in respect of the resolution of each Annual Cash Holdback Amount.
(e)    After the Annual Cash Holdback Payment Statement for an applicable calendar year has become final and binding on the Parties, if the Annual Cash Holdback Amount for such calendar year is greater than zero dollars ($0), then Acquiror shall, within five (5) Business Days after the final determination of such Annual Cash Holdback Amount, deliver or cause to be delivered to each Alabama Partner that is a Non-Founder Partner) (in accordance with the payment instructions provided by the API Representative at the time), by wire transfer of immediately available funds, such Alabama Partner’s portion of such Annual Cash Holdback Amount, which shall be calculated as such Alabama Partner’s

Ownership Percentage, as a proportion of the aggregate Non-Founder Partners Ownership Percentages. For the avoidance of doubt, the Shortfall Amount for any given calendar year shall be applied to the Discretionary Sharing Program for such calendar year.
(f)    Notwithstanding anything to the contrary in this Section 2.6, in the event a Change of Control occurs at any time prior to the end of calendar year 2026, then the maximum amount of the Annual Cash Holdback Amounts that remain payable as of such time, and have not been finally determined as of such time, shall become immediately due and payable concurrently with the consummation of such Change of Control, and Acquiror shall, pay such amount in cash, by wire transfer of immediately available funds, to each Alabama Partner that is a Non-Founder Partner (in accordance with the payment instructions provided by the API Representative at the time and in accordance with such Alabama Partner’s portion of such Annual Cash Holdback Amount, which shall be calculated as such Alabama Partner’s Ownership Percentage, as a proportion of the aggregate Non-Founder Partners Ownership Percentages). For illustrative purposes only, if the Annual Cash Holdback Amount for calendar year 2024 was finally determined to be $25,000,000 and a Change of Control occurs in calendar year 2025 (prior to the determination of the Annual Cash Holdback Amount for such calendar year), then the aggregate Annual Cash Holdback Amounts that shall become due and payable in connection with such Change of Control shall equal $100,000,000.
(g)    Notwithstanding anything to the contrary contained in this Agreement, neither the Acquiror Parties nor any of their respective Affiliates may offset or deduct any of its payment obligations under this Agreement, including pursuant to this Section 2.6, by counterclaim or otherwise, against all or any part of any payment obligation owing by any other party pursuant this Agreement or any other Transaction Document except with the prior written consent of such other party. Furthermore, the Acquiror Parties expressly acknowledge and agree that disputes related to this Agreement or any other Transaction Document unrelated to this Section 2.6 shall not serve as grounds to delay any performance or payment obligations under this Section 2.6.
Section 2.7    Earnout.
(a)    No later than seventy-five (75) days following the end of the period beginning on January 1, 2026 and ending on December 31, 2026 (the “Earnout Measurement Period”), Acquiror shall deliver to the API Representative a written statement (such statement, the “Earnout Statement”) setting forth its good faith calculation of (i) the Included FRR and the components thereof and (ii) the applicable Earnout Amount resulting therefrom, if any (the “Proposed Earnout Amount”), in each case, as calculated in accordance with this Agreement, and together with reasonable supporting documentation for the calculation thereof. Acquiror shall not be permitted to amend the Earnout Statement following its delivery to the API Representative. For illustrative purposes only, attached hereto as Schedule 2.7(a) is a sample calculation of Included FRR and the resulting Earnout Amount, using the assumptions set forth therein.
(b)    If the API Representative disagrees with any part of Acquiror’s calculations in the Earnout Statement (an “Earnout Dispute”), the API Representative shall, within forty-five (45) days after its receipt of the Earnout Statement (the “Earnout Dispute Period”), notify Acquiror in writing of such disagreement (an “Earnout Dispute Notice”). The Earnout Dispute Notice shall specify with reasonable detail which aspects of the calculation of the Earnout Statement, including the amount of Included FRR and the resulting Earnout Amount, are being disputed and describe the basis for and amount of such dispute, and the API Representative’s alternative calculation, in reasonable detail, of such amounts, and any other information applicable to such Earnout Dispute. The API Representative shall not be permitted to amend the Earnout Dispute Notice following its delivery to the Acquiror.
(c)    Following the delivery of the Earnout Statement until the determination of the Final Earnout Amount, the Acquiror Parties shall, and shall cause the Company Group Entities and any other Persons comprising the Acquired Management Business (the “Acquired Management Business Entities”), and their respective other Affiliates and representatives to, reasonably cooperate with the API Representative and its representatives solely to assist with their review of the Earnout Statement and the calculations therein, including of the Proposed Earnout Amount, including by (i) permitting the API Representative and its representatives to have reasonable access to the books, records and other documents (including work papers, schedules, financial statements, memoranda, etc.) of the Acquiror Parties, the Acquired Management Business Entities and their respective Affiliates and representatives, reasonably cooperating with the API Representative in seeking to obtain work papers from the Acquiror Parties, the Acquired Management Business Entities and their respective other Affiliates and representatives, in each case, to the extent pertaining to or used in connection with the preparation of such documents and providing the API Representative and its representatives with copies thereof (as reasonably requested by the API Representative) and (ii) providing the API Representative and its representatives reasonable access to the employees and accountants of the Acquiror Parties, the Acquired Management Business Entities

and their respective Affiliates as reasonably requested by the API Representative; provided, that, in each case, such access shall (A) be conducted during normal business hours and under the supervision of personnel of Acquiror or its Affiliates (other than the Company Group Entities), (B) be conducted in a manner not to unreasonably interfere with the businesses or operations of Acquiror or its Affiliates (including the Acquired Management Business Entities), (C) comply with all applicable Laws, including those regarding the exchange of competitively sensitive information and (D) be subject to API Representative’s and its representatives’ execution of customary access letters which contain, among other things, a non-reliance provision. Notwithstanding anything herein to the contrary, no such access shall be permitted to the extent that it would require the Acquiror or any of the Acquired Management Business Entities to disclose information that is subject to attorney-client privilege or for which disclosure is prohibited by the terms of any Contract or applicable Law; provided, that the Acquiror Parties shall, and shall cause their respective Affiliates (including the Acquired Management Business Entities) to, use their respective commercially reasonable efforts to permit such access and disclosure in a manner that does not violate any such Contract, Law or attorney-client or other privilege. If the API Representative does not deliver an Earnout Dispute Notice to Acquiror prior to the end of the Earnout Dispute Period, then such Earnout Statement shall be conclusive, final and binding on the API Entities and Acquiror (and all other Parties) in the form in which it was delivered to the API Representative and such Proposed Earnout Amount shall be deemed to be the “Final Earnout Amount”. The API Representative may, at any time prior to the last day of such Earnout Dispute Period, notify Acquiror that such party agrees with the Earnout Statement, and upon such notification from the API Representative, the Proposed Earnout Amount shall be deemed to be the “Final Earnout Amount”.
(d)    If an Earnout Dispute Notice is timely delivered by the API Representative to Acquiror, the API Representative, on the one hand, and Acquiror, on the other hand, shall negotiate in good faith to resolve such Earnout Dispute and any such resolution agreed upon in writing shall be conclusive and binding on the API Entities and Acquiror (and all other Parties). In the event that the API Representative and Acquiror are unable to resolve such Earnout Dispute within thirty (30) days after Acquiror’s receipt of such timely delivered Earnout Dispute Notice, either the API Representative or Acquiror, as applicable, may submit such Earnout Dispute to the Accounting Expert. For the avoidance of doubt, items and amounts not objected to by the API Representative in the Earnout Dispute Notice shall be deemed resolved and shall not be submitted to the Accounting Expert.
(e)    Acquiror and the API Representative shall use commercially reasonable efforts to cause, and shall instruct, the Accounting Expert to resolve all Earnout Disputes as soon as practicable, but in any event shall direct the Accounting Expert to render a determination within thirty (30) days after its retention. The Accounting Expert, acting as an expert and not as an arbitrator, shall consider only those items and amounts in Acquiror’s or API Representative’s respective calculations of the Earnout Statement, as applicable, including the amount of Included FRR and the Earnout Amount resulting therefrom, that are identified as being items and amounts to which Acquiror or the API Representative, as applicable, have been unable to agree in writing. In resolving any disputed item, the Accounting Expert may not assign a value to any item greater than the greatest value for such item claimed by either Acquiror or the API Representative or less than the smallest value for such item claimed by either Acquiror or the API Representative. The Accounting Expert’s determination shall be based solely on written materials submitted by the API Representative and Acquiror and their respective representatives, as applicable (a copy of which shall be delivered to Acquiror or the API Representative, as applicable, substantially concurrently with delivery to the Accounting Expert) (i.e., not on independent review), and on the terms of this Section 2.7. The determination of the Accounting Expert shall be conclusive and binding upon the Parties and shall not be subject to appeal or further review (other than with respect to errors in arithmetic calculations). For purposes of this Agreement, a “Final Earnout Amount” shall mean a Proposed Earnout Amount as finally determined pursuant to this Section 2.7 or as otherwise agreed in writing by Acquiror and the API Representative.
(f)    The costs and expenses of the Accounting Expert incurred in connection with the resolution of such Earnout Dispute shall be borne by Acquiror, on the one hand, and the API Entities, on the other hand, in inverse proportion as they may prevail on the matters resolved by the Accounting Expert, which proportionate allocation shall be calculated on an aggregate basis based on the relative dollar values of the amounts in dispute. For example, should the items in dispute total in an amount equal to $1,000 and the Accounting Expert determines $600 in favor of Acquiror’s position, 60% of the costs of its review would be borne by the API Entities, and 40% of the costs would be borne by Acquiror.
(g)    In the event that the Final Earnout Amount is greater than $0, then following the final determination of the Final Earnout Amount pursuant to this Section 2.7, Acquiror shall, as promptly as practicable (and in any event within five (5) Business Days following the date of such final determination), deliver or cause to be delivered to each Applicable API Entity, such Applicable API Entity’s Applicable Percentage of the Final Earnout Amount, in the form of either (or a combination thereof), at Acquiror’s election in its sole discretion, subject to Section 2.7(g)(i):

(i)    Cash (which (A) for each Founder Partner shall be in an amount no less than 90% of such Founder Partner’s applicable portion of the aggregate Earnout Amount, (B) for each Partner listed on Schedule 2.7(g)(i), shall be in an amount of 100% of such Partner’s applicable portion of the aggregate Earnout Amount and (C) for each other Partner, in each case shall be in an amount no less than 15% of such Partner’s applicable portion of the Earnout Amount) by wire transfer of immediately available funds to the account(s) designated by the API Representative in writing; and
(ii)    Common Units and an equal number of shares of Class B Stock, which Common Units for purposes of this Section 2.7 shall be valued at the Earnout Unit Price.
(h)    Each of the Acquiror Parties covenants and agrees that it shall, and shall cause its respective Affiliates, including the Acquired Management Business Entities to, (i) not take or omit to take any action with the primary purpose of decreasing Included FRR during the Earnout Measurement Period (or any other period which would impact the Included FRR during the Earnout Measurement Period), (ii) continue to collect Included FRR during the Earnout Measurement Period in a manner consistent with past practice and on a non-discriminatory basis as compared to collections of fees with respect to other areas of their businesses, and shall not accelerate, defer, delay or otherwise alter the timing or amounts of such collections in a manner inconsistent with the past practice of the Company Group Entities prior to the Closing, (iii) not, directly or indirectly, take any action or omit to take any action with the primary purpose of avoiding or reducing the Earnout Amount payable to the Applicable API Entities pursuant to this Section 2.7 and (iv) maintain adequate books of account and all other records relating to or reflecting the operation of the business of the Acquired Management Business Entities and any other Affiliates of the Acquiror Parties relevant to the calculation of Included FRR in order to facilitate the determination of the Final Earnout Amount pursuant to this Section 2.7; provided, that, notwithstanding the foregoing and for the avoidance of doubt, the foregoing clauses (i) and (iii) shall in no way limit or restrict Acquiror or its Affiliates from launching any product, acquiring any business or making any investment (whether or not such product, business or investment is an Included Product, Partially Included Product or Certain Contribution Strategy), in which case (in the case of an Included Product or Partially Included Product only) the FRR of such product shall be included in Included FRR (solely to the extent consistent with the definition thereof). No Party shall have any recourse or remedy with respect to any Party’s breach under this Section 2.7(h) other than for monetary damages based upon the resulting diminution of the Earnout Amount, plus costs of enforcing such Party’s rights hereunder.
(i)    The Acquired Management Business Entities shall not, during the Earnout Measurement Period (or any other period which would impact the Included FRR during the Earnout Measurement Period), take any action that has a primary purpose of increasing the Included FRR in exchange for a reduction of any revenues (calculated net of any discounts or offsets that would normally be given with respect to such revenues consistent with past practices and in the ordinary course) not included in Included FRR (either because such revenues are not included in the definition of Included FRR or such revenues would have been allocated to a period either before or after the Earnout Measurement Period).
(j)    Notwithstanding anything to the contrary in this Section 2.7, in the event a Change of Control is consummated at any time prior to the end of the Earnout Measurement Period, then the Earnout Amount shall be deemed to equal the Maximum Earnout Amount and, concurrently with the consummation of such Change of Control, Acquiror shall pay the Maximum Earnout Amount in cash, by wire transfer of immediately available funds, to the Applicable API Entities, in accordance with their Applicable Percentages, to account(s) designated by the API Representative in writing.
(k)    Notwithstanding anything to the contrary contained in this Agreement but subject to this Section 2.7(k), neither the Acquiror Parties nor any of their respective Affiliates may offset or deduct any of its payment obligations under this Agreement, including pursuant to this Section 2.7, by counterclaim or otherwise, against all or any part of any payment obligation owing by any other party pursuant this Agreement or any other Transaction Document except with the prior written consent of such other party. Furthermore, the Acquiror Parties expressly acknowledge and agree that disputes related to this Agreement or any other Transaction Document unrelated to this Section 2.7 shall not serve as grounds to delay any performance or payment obligations under this Section 2.7. This Section 2.7(k) shall not prohibit any offset or deduction expressly permitted by Article X. or any other Transaction Document.
(l)    The following terms, whenever used herein, shall have the following meanings for all purposes of this Agreement:
(i)    “Acquiror Business” means the alternative asset management business of the Acquiror Parties and their Affiliates, taken as a whole, and following the Closing shall include the alternative asset management business of the Acquired Management Business Entities and their Affiliates.

(ii)    “Certain Contribution Strategy” means the Primary Strategy of a product within the lines of business of the Acquired Management Business set forth on Schedule 2.7(l)(i).
(iii)    A “Change of Control” means the closing of any (A) direct or indirect acquisition by a third party not Affiliated with the Acquiror Parties, the Acquired Management Business Entities or their respective Affiliates (whether by a purchase, sale, transfer, exchange, issuance, merger, consolidation or other business combination) of shares of capital stock, equity interests or other securities, in a single transaction or series of related transactions, representing more than fifty percent (50%) of the equity or voting interests of the Acquired Management Business, taken as a whole, or the Acquiror Business (in each case, including by means of a spin-off, split-off, public offering or similar structure), (B) merger, consolidation or other business combination with a third party not Affiliated with the Acquiror Parties, the Acquired Management Business Entities or their respective Affiliates involving the Acquired Management Business, taken as a whole, or the Acquiror Business, and representing more than fifty percent (50%) of either of their respective assets, taken as a whole, (C) reorganization, recapitalization, liquidation, dissolution or similar structure directly or indirectly involving the Acquired Management Business, taken as a whole, or the Acquiror Business which results in any one Person (other than the Acquiror Parties or their Affiliates), or more than one Person that are Affiliates or that are acting as a group (excluding the Acquiror Parties or their Affiliates), acquiring direct or indirect beneficial ownership of more than fifty percent (50%) of the equity or voting interests of the Acquired Management Business, taken as a whole, or the Acquiror Business, (D) direct or indirect sale, lease, exchange, mortgage, transfer or other disposition, in a single transaction or series of related transactions, of assets or businesses that constitute or represent more than fifty percent (50%) of the consolidated revenue, consolidated operating income or consolidated assets of the Acquired Management Business Entities, taken as a whole, or the Acquiror Business, (E) other transaction with a third party not Affiliated with the Acquiror Parties, the Acquired Management Business Entities or their respective Affiliates having substantially the same effect to those described in clauses (A) through (D), or (F) any transaction as a result of which the Acquiror Parties or their Affiliates cease to control the Acquired Management Business Entities, taken as a whole. Notwithstanding anything to the contrary in this definition, a “Change of Control” does not include a Sunset or a change in the members of the Tennessee GP.
(iv)    “Combined Business Product” means, with respect to any Existing Product set forth on Schedule 2.7(l)(iii), a product launched by Acquiror or any of its Affiliates (other than the Acquired Management Business) following the Closing that is in lieu of a successor fund of such Existing Product.
(v)    “Delayed Product” means, with respect to any Existing Product set forth on Schedule 2.7(l)(iv), a failure to launch (or a material delay in launching) a fundraising for a successor fund of such Existing Product prior to June 30, 2026 where such failure or delay is primarily a result of Acquiror prioritizing the fundraising of any other fund or product of Acquiror or its Affiliates that has a strategy focused on real estate (other than the Acquired Management Business).
(vi)     “Earnout Amount” means, with respect to the Earnout Measurement Period, (A) if the Included FRR is equal to, or greater than, 100% of the Target FRR, the Maximum Earnout Amount, (B) if the Included FRR is less than, or equal to, the Minimum FRR, Zero Dollars ($0), and (C) if the Included FRR is between the Minimum FRR and Target FRR, an amount equal to (1) the FRR Percentage, multiplied by (2) the Maximum Earnout Amount. For the avoidance of doubt, the Earnout Amount shall in no event be less than Zero Dollars ($0).
(vii)    “Earnout Model means that certain earnout model provided by the Companies to the Acquiror and set forth on Schedule 2.7(l)(vii).
(viii)    “Existing Product” means any Client (including any Company Fund) as of the date hereof.
(ix)    “FRR” means, with respect to the Earnout Measurement Period, the aggregate amount of fee-related revenues, net of any discounts, offsets (however, for the avoidance of doubt, FRR shall include the fee that generated any such offset), expense reimbursements, fee shares, profit shares or similar arrangements, consisting of (A) management fees or other similar recurring fees, (B) BDC performance related fee revenue and recurring incentive fees earned from the Clients identified on Schedule 2.7(ix), (C) direct lending administration, servicing and other similar fees, and (D) with respect to any new funds or products launched after the date hereof, performance related fee revenue and recurring incentive fees to the extent that the Acquiror actually includes such fees in determining its “fee related revenues,” “fee related earnings” or substantially similar non-GAAP results that are reported to the public (which, for the avoidance of doubt, shall include any performance related fee revenue and recurring incentive fees that are not determined to be Performance Fees for purposes of the Discretionary Sharing Program) (collectively, the “Acquired Management Business”) in respect of such time period under any investment management, advisory, administration or similar agreement or

Contract in respect of the Company Funds, Clients, BDCs and/or SMAs or similar types of funds or accounts, which shall be counted in the year earned on an accrual basis and otherwise in a manner consistent with past practice of the Company Group Entities.
(x)    “FRR Percentage” means a fraction, expressed as a percentage, (A) the numerator of which shall equal (1) the Included FRR minus (2) Minimum FRR, and (B) the denominator of which shall equal (1) Target FRR minus (2) Minimum FRR.
(xi)    “Included FRR” means (i) 100% of the FRR of the Included Products (provided, that, for the avoidance of doubt, with respect to clauses (E) and (G) of the definition of “Included Products,” FRR of the Overlapping Product shall not be included in Included FRR), plus (ii) 50% of the FRR of the Partially Included Products plus (iii) with respect to Platform Products, 100% of the FRR attributable to sub-allocations to the products of the Acquired Management Business (and, for the avoidance of doubt, Included FRR shall not include any FRR attributable to sub-allocations to the products of the Acquiror or its Affiliates (excluding the Acquired Management Business)), in each case, during the Earnout Measurement Period.
(xii)    “Included Products” means:
(A) any Existing Products, any successor funds to such Existing Products, or any new products launched by the Acquired Management Business after the date hereof,
(B) any new product launched by Acquiror or its Affiliates (other than Partially Included Products) following the Closing with a Primary Strategy that is substantially similar to one or more of the Certain Contribution Strategies of the Acquired Management Business and at least one-third (1/3) of the geographic focus of such new product is substantially similar to the geographic focus of such Certain Contribution Strategies,
(C) any Combined Business Product (each, a “Launched Product”),
(D) any Delayed Product,
(E) any product(s) acquired through the consummation of an acquisition by Acquiror or its Affiliates following the Closing and before the end of the Earnout Measurement Period where (x) the sum of “FRR” derived from any product(s) acquired in such acquisition that are substantially similar to a Certain Contribution Strategy (“Overlapping Products”) associated with respect to a particular Certain Contribution Strategy represents at least 50% of the FRR of the product(s) acquired in such acquisition and (y) at least one-third (1/3) of the geographic focus of such Overlapping Product(s) is substantially similar to the geographic focus of such Certain Contribution Strategy, in each case, as of the time of the consummation of such acquisition,
(F) any Overlapping Product(s) acquired through the consummation of a multi-product acquisition by Acquiror or its Affiliates following the Closing and before the end of the Earnout Measurement Period where (x) the sum of FRR derived from such Overlapping Product(s) associated with respect to a particular Certain Contribution Strategy represents no more than one-third (1/3) of the projected FRR of such Certain Contribution Strategy for calendar year 2026 as set forth in the Earnout Model and (y) at least one-third (1/3) of the geographic focus of such Overlapping Product(s) is substantially similar to the geographic focus of such Certain Contribution Strategy, in each case, as of the time of the consummation of such acquisition,
(G) any Overlapping Product(s) acquired through the consummation of a multi-product acquisition by Acquiror or its Affiliates following the Closing and before the end of the Earnout Measurement Period where (x) the sum of FRR derived from such Overlapping Product(s) with respect to a particular Certain Contribution Strategy represents more than one-third (1/3) of the projected FRR of such Certain Contribution Strategy for calendar year 2026 as set forth in the Earnout Model and (y) at least one-third (1/3) of the geographic focus of such Overlapping Product(s) is substantially similar to the geographic focus of such Certain Contribution Strategy, in each case, as of the time of the consummation of such acquisition.
With respect to any Combined Business Product, the aggregate FRR in respect of such Combined Business Product that is credited to Included FRR shall be equal to the projected FRR for the Earnout Measurement Period (as stated in the Earnout Model) for the applicable Existing Product listed on Schedule 2.7(l)(iii).

With respect to any Delayed Product, the aggregate FRR in respect of such Delayed Product that is credited to Included FRR shall be equal to the greater of (without duplication) (x) the actual total FRR for the Earnout Measurement Period that is contributed by such Delayed Product and (y) the projected FRR for the Earnout Measurement Period (as stated in the Earnout Model) for the applicable Existing Product listed on Schedule 2.7(l) (iv).
With respect to any Launched Product, the aggregate FRR that is credited to Included FRR in respect of the relevant Certain Contribution Strategy shall be equal to the greater of (without duplication) (x) 120% of the projected FRR for the Earnout Measurement Period (as stated in the Earnout Model) for the applicable Certain Contribution Strategy of the Acquired Management Business and (y) the actual total FRR in respect of the products of the Acquired Management Business attributable to such Certain Contribution Strategy for the Earnout Measurement Period. By way of example, if Acquiror or its Affiliates (other than in connection with a Partially Included Product) launched a “Net Lease” fund, then the aggregate FRR that is credited to Included FRR would be the greater of (x) 120% of projected FRR for the Earnout Measurement Period (as stated in the Earnout Model) of the Net Lease line of business set forth in the Earnout Model and (y) the actual total FRR in respect of the products of the Acquired Management Business attributable to the Net Lease line of business for the Earnout Measurement Period.
With respect to any Overlapping Product in Clause (E), the aggregate FRR that is credited to Included FRR in respect of the applicable Certain Contribution Strategy shall be equal to the greater of (without any duplication and excluding the FRR of the Overlapping Product) (x) 120% of the projected FRR for the Earnout Measurement Period (as stated in the Earnout Model) for the applicable Certain Contribution Strategy of the Acquired Management Business and (y) the actual total FRR in respect of the products of the Acquired Management Business attributable to such Certain Contribution Strategy for the Earnout Measurement Period.
With respect to any Overlapping Product in Clause (F), the aggregate FRR that is credited to Included FRR in respect of such Overlapping Product shall be equal to 120% of the amount of such Overlapping Product’s “FRR” in calendar year 2026 (and, for the avoidance of doubt, this shall be in addition to the FRR in respect of the products of the Acquired Management Business attributable to such Certain Contribution Strategy).
With respect to any Overlapping Product in Clause (G), the aggregate FRR that is credited to Included FRR in respect of the applicable Certain Contribution Strategy shall be equal to the greater of (without any duplication and excluding the FRR of the Overlapping Product) (x) 120% of the projected FRR for the Earnout Measurement Period (as stated in the Earnout Model) for the applicable Certain Contribution Strategy of the Acquired Management Business and (y) the actual total FRR in respect of the products of the Acquired Management Business attributable to such Certain Contribution Strategy for the Earnout Measurement Period.
(xiii)    “Maximum Earnout Amount” means Four Hundred Million Dollars ($400,000,000).
(xiv)    “Minimum FRR” means Six Hundred Seventy Seven Million Dollars ($677,000,000).
(xv)    “Partially Included Products” means any new product launched after the Closing (other than a Combined Business Product or Platform Product) which the Company Group Entities and the Acquiror and/or its Affiliates (other than the Acquired Management Business) jointly sponsor.
(xvi)    “Platform Products” means any new product launched after the Closing (other than a Combined Business Product or Partially Included Product) which is marketed as a multi-strategy fund or account, and a portion of its capital is allocated to products managed by the Acquired Management Business, on the one hand, and the Acquiror and its Affiliates (excluding the Acquired Management Business), on the other hand.
(xvii)    “Primary Strategy” means, with respect to any product (including its predecessors, successors and co-investment vehicles), the primary investment focus of such product, as described in its offering or private placement memorandum.
(xviii)    “Target FRR” means Eight Hundred Seven Million Dollars ($807,000,000).

Section 2.8    Qualified Cash Distribution. On the Business Day immediately prior to the Closing Date, the API Sellers shall be permitted to cause the Companies to make a cash distribution to the API Sellers and for the API Sellers to distribute the proceeds of such cash distribution to the Alabama Partners pro rata, subject to and as modified by the terms and conditions of the Founders’ Letter Agreement (such distribution, a “Qualified Cash Distribution”); provided, that no amount of any Qualified Cash Distribution (nor any other distribution) shall cause any Alabama Partner’s Alabama Partner Closing Cash Amount to be less than Zero Dollars ($0) and shall not exceed the amount set forth in the Estimated Statement (as may be subsequently revised or modified by the API Representative prior to such Qualified Cash Distribution).
Section 2.9    Purchase Price Allocation. The Parties shall allocate and, as applicable, cause their relevant Subsidiaries to allocate, for purposes of applying Sections 721, 741, 743, 751 and 1060 of the Code, the consideration payable pursuant to this Agreement in accordance with Exhibit L. No later than 150 days after the Final Cash Consideration is finally determined pursuant to Section 2.4, the Acquiror shall deliver to the API Representative a proposed allocation of the consideration payable pursuant to this Agreement (as finally determined pursuant to Section 2.4), in each case determined in a manner consistent with (i) Sections 721, 741, 743, 751 and 1060 of the Code and (ii) Exhibit L (such allocation, the “Proposed Purchase Price Allocation”). If the API Representative disagrees with any part of the Proposed Purchase Price Allocation, the API Representative may, within twenty (20) days after delivery of the Proposed Purchase Price Allocation, deliver a notice (the “Allocation Notice”) to the Acquiror to that effect, specifying those items as to which the API Representative disagrees and setting forth the API Representative’s proposed allocations (which must be in accordance with Exhibit L). If the Allocation Notice is duly delivered, Acquiror and the API Representative shall, during the twenty (20) days following such delivery, use commercially reasonable efforts to reach an agreement on the disputed items or amounts. In the event that Acquiror and the API Representative are unable to resolve such disputed items or amounts within such twenty (20) day period, then Acquiror and the API Representative shall refer the matter to the Accounting Expert. The Proposed Purchase Price Allocation (as adjusted by the Accounting Expert, if applicable, if it is in accordance with Exhibit L) (the “Final Purchase Price Allocation”) shall be final and binding on all Parties. Acquiror, each API Entity and each Company Group Entity shall file all Tax Returns in a manner that is consistent with the Final Purchase Price Allocation. The Final Purchase Price Allocation shall be revised as necessary to take into account subsequent adjustments to the transaction consideration in the manner provided by applicable Sections of the Code and the Treasury Regulations thereunder and consistent with the principles described in Exhibit L).
Section 2.10    Tax Withholding. Notwithstanding any other provision of this Agreement, Acquiror, its Affiliates and any other applicable withholding agent shall be entitled to deduct and withhold from any payment or issuance contemplated by this Agreement any Taxes required to be withheld or deducted pursuant to applicable law. Any amounts deducted or withheld and paid over to the applicable Governmental Authority shall be treated for all purposes of this Agreement as having been paid to the Person in respect of which such deduction and withholding was made. The Parties shall cooperate to reduce or eliminate any such withholding, including by providing any forms or certificates that would reduce or eliminate any such withholding. Each Party shall promptly provide notice to each other Party upon becoming aware of any required deduction or withholding (other than (i) withholding required under section 1445 or section 1446(f) of the Code and (ii) backup withholding).
Section 2.11    Pre-Closing Transactions.
(a)    The Pre-Closing Tennessee Transactions may not be amended or modified by any Acquiror Party without the consent (not to be unreasonably withheld, conditioned or delayed) of the API Representative; provided that the API Representative shall cooperate in good faith to amend the Pre-Closing Tennessee Transactions upon the reasonable request of the Acquiror, so long as such amendment or modification would not have a materially adverse effect on the API Entities and their Affiliates, after giving effect to the Closing. The Pre-Closing Alabama Transactions may not be amended or modified without the consent (not to be unreasonably withheld, conditioned or delayed) of the Acquiror; provided that the Acquiror Party shall cooperate in good faith to amend the Pre-Closing Alabama Transactions upon the reasonable request of the API Representative, so long as such amendment or modification would not have a materially adverse effect on the Acquiror Parties and their Affiliates after giving effect to the Closing (including the Company Group Entities). Without limiting the generality of the foregoing, the parties will cooperate on the matters set forth on Schedule 2.11(a) and the Acquiror Parties shall take such actions as set forth on Schedule 5.2(a), to the extent required thereby.
(b)    Notwithstanding anything to the contrary herein, if the Pre-Closing Tennessee Transactions shall have not been consummated prior to the Closing, then the API Sellers and the Acquiror Parties shall reasonably cooperate in good faith to amend the terms of any Transaction Document in a manner reasonably acceptable to the API Representative, including upon the terms set forth in Schedule 2.11(b).

Section 2.12    Post-Closing Class B Stock Issuance. In the event that the PubCo COI Date has not occurred prior to the Closing Date, within five (5) Business Days following the occurrence of the PubCo COI Date, PubCo shall issue or cause to be issued to Acquiror a number of shares of Class B Stock equal to the total number of Closing Units, and Acquiror shall immediately transfer to each Applicable API Entity a number of such shares of Class B Stock that is equal to the number of Common Units issued to such Applicable API Entity under Section 2.3(b)(i), free and clear of all Encumbrances other than Specified Permitted Encumbrances.
Section 2.13    Discretionary Sharing Program. Except with the consent of the Co-Managing Partners (not to be unreasonably withheld, conditioned or delayed) and prior notice to the API Representative, the Acquiror Parties shall not take any action or otherwise amend any of the governing documents of the Acquiror, any Subsidiary thereof, Promote Unit HoldCo (as defined in the Acquiror Partnership Agreement), Promote Unit Company (as defined in the Acquiror Partnership Agreement) or any feeder entity of any of the foregoing in any manner, that would contravene, violate or undermine the principles set forth in the Discretionary Sharing Program and the obligations thereunder, in each case, in respect of amounts payable or distributable thereunder prior to December 31, 2027 (or, pursuant to Section 5 thereof, payable or distributable in 2028), it being understood that this Section 2.13 will cease to apply once such amounts have been paid or distributed in full.
Section 2.14    Share Transfer Agreement. The API GP Members shall execute and deliver a customary short form share transfer agreement (the “Share Transfer Agreement”), mutually acceptable to the API GP Members, the API Representative and the Acquiror, acting reasonably, pursuant to which the API GP Members will make customary fundamental representations and warranties to the Acquiror consistent with the representations and warranties contained in Section 3.1 (Organization), Section 3.2(a) (Authority; Validity of Agreements), Section 3.2(b)(ii) (No Violations with Respect to Organizational Documents), Section 3.3 (Title) and Section 3.7 (Brokers and Finders) and covenant and agree with the Acquiror to sell, transfer, assign, convey and deliver to Acquiror, pursuant to the Alabama Pre-Closing Transactions, for one hundred dollars ($100), free and clear of any and all Encumbrances other than Specified Permitted Encumbrances, the Acquired General Partner Interests in accordance with Section 2.1(a)(v).
ARTICLE III

REPRESENTATIONS AND WARRANTIES OF API SELLERS
Except as set forth in the API Entity and Company Disclosure Schedule (it being agreed that any matter disclosed in the API Entity and Company Disclosure Schedule with respect to any section of this Article III shall be deemed to have been disclosed for purposes of each other Section or subsection of this Article III to the extent the applicability of such matter so referenced is reasonably apparent on the face of such included matter without independent knowledge of the reader), each API Entity represents and warrants (on a several basis solely with respect to such API Entity) and, solely for purposes of Section 3.1, Section 3.2, Section 3.3, Section 3.4, Section 3.6 and Section 3.7, the Alabama Founder Trust represents and warrants (on a several basis solely with respect to the Alabama Founder Trust), to the Acquiror Parties as follows:
Section 3.1    Organization. Such API Entity and the Alabama Founder Trust is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization. Such API Entity and the Alabama Founder Trust has the requisite power and authority to carry on its business and to own all of its properties and assets as currently conducted and owned. Such API Entity and the Alabama Founder Trust is duly qualified to do business in each jurisdiction in which the nature of its business or the character or location of the properties and assets owned or operated by it makes such qualification necessary, except as would not reasonably be expected to prevent or materially impair or materially delay the ability of such API Entity and the Alabama Founder Trust to perform its obligations hereunder or under any other Transaction Document. Such API Entity and the Alabama Founder Trust has provided to Acquiror true and correct copies of all of the Organizational Documents of such API Entity and the Alabama Founder Trust as in effect as of the date hereof. Each Organizational Document of such API Entity and the Alabama Founder Trust is in full force and effect and there has been no material violation thereof by such API Entity and the Alabama Founder Trust. No order has been made, petition presented or resolution passed for the winding up of such API Entity and the Alabama Founder Trust and no meeting has been convened for the purpose of winding up such API Entity and the Alabama Founder Trust.

Section 3.2    Authority; Validity of Agreements; No Violations.
(a)    Such API Entity and Alabama Founder Trust has full power and authority to execute and deliver this Agreement and each other Transaction Document to which it is a party and to perform its obligations hereunder and thereunder. Assuming the truth and accuracy of the representations and warranties set forth in Section 5.2(a), this Agreement and each other Transaction Document to which such API Entity and Alabama Founder Trust is a party constitute, or upon execution will constitute, a valid and legally binding obligation of such API Entity and Alabama Founder Trust, as applicable, enforceable against such API Entity and Alabama Founder Trust, as applicable in accordance with their respective terms, except as limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar Laws affecting the enforcement of creditors’ rights or by general principles of equity, whether such enforceability is considered in a court of law, a court of equity or otherwise (the “Bankruptcy and Equity Exception”).
(b)    Neither the execution, delivery or performance of this Agreement or any applicable other Transaction Document by such API Entity, nor the consummation by such API Entity or Alabama Founder Trust of the Transactions, or compliance by it with any of the terms or provisions hereof or thereof or performance of its obligations hereunder or thereunder will, with or without the giving of notice, lapse of time or both: (i) violate any Law applicable to such API Entity or Alabama Founder Trust or any Permit held by such API Entity or Alabama Founder Trust; (ii) violate or result in a material breach of any of such API Entity’s or the Alabama Founder Trust’s Organizational Documents; (iii) require any Consent to be made or obtained by it that has not been obtained prior to the Closing; (iv) other than as set forth on Schedule 3.2(b), result in a violation or breach by it or, conflict with, result in a termination of, contravene or constitute or will constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation, payment or acceleration) under any of the terms, conditions or provisions of any Contract or other instrument or obligation to which it is a party, or by which it or any of its properties or assets may be bound; or (v) result in the creation of any Encumbrance upon its properties or assets, except in the case of clauses (i), (iii), (iv) and (v) as would not be material and adverse to the ability of such API Entity or Alabama Founder Trust to perform its obligations under this Agreement or other Transaction Document to which it is a party, or to consummate the Transactions.
Section 3.3    Title. Following the Pre-Closing Alabama Transactions, all of the Acquired Interests will be owned of record, in the aggregate, by the API Entities and API, in accordance with the Pre-Closing Alabama Transactions, free and clear of any and all Encumbrances other than Specified Permitted Encumbrances. The Acquired Interests represent all of the equity interests, economic interests or voting interests, or any interests or securities convertible into or exchangeable or exercisable for such interests, of the Companies. Except as set forth on Schedule 3.3, as of immediately prior to the Closing, neither such API Entity, Alabama Founder Trust nor any of its or their Affiliates owns any equity interests, economic interests or voting interests, or any interests or securities convertible into or exchangeable or exercisable for such interests, in the Company Group Entities, except for the Acquired Interests. Such API Entity and Alabama Founder Trust, as applicable, has the power and authority to sell, transfer, assign and deliver the Acquired Interests owned by it, as applicable, and such delivery (indirectly, in the case of Alabama Founder Trust) will convey to Acquiror at the Closing good and valid title to such Acquired Interests, free and clear of any and all Encumbrances other than Specified Permitted Encumbrances.
Section 3.4    Other API Entity Matters.
(a)    Business. Each API Entity (other than API GP) has never incurred, and does not have, any Liabilities of any kind, except for (i) contractual obligations pursuant to the express provisions of the Existing API GP LLCA, the Existing Alabama OpCo LPA or the Existing Alabama CarryCo LPA, as applicable, (ii) contractual obligations pursuant to the express provisions of the Contracts set forth on Schedule 3.4(a), (iii) liabilities in connection with, pursuant to or in accordance with this Agreement (including the Pre-Closing Alabama Transactions) and (iv) Tax liabilities incurred in the ordinary course of business. Such API Entity has not engaged in any business other than purchasing, owning and investing, directly or indirectly, in Acquired Interests and activities incidental thereto, and such API Entity has no assets other than Acquired Interests, immaterial incidents of ownership relating thereto and the Contracts described in this Section 3.4(a).
(b)    Capital Structure. A true and correct list of the issued and outstanding Group Interests of such API Entity and each record and beneficial owner of any Group Interest thereof, together with the amount and/or percentage of such API Entity owned by each such Person as of the date hereof, is set forth on Schedule 3.4(b). Subject to Section 2.11, as of immediately prior to the Closing, there are no other issued or outstanding equity or equity-based interests, economic interests or voting interests in such API Entity other than the Group Interests set forth on Schedule 3.4(b), nor are there any debt or other interests outstanding that are convertible into or exchangeable for any such equity, economic or voting interests.

(c)    Compliance with Law. Each API Entity (other than API GP) and the Alabama Founder Trust has at all times been in compliance in all material respects with all applicable Laws and such API Entity (other than API GP) and the Alabama Founder Trust has not been threatened to be charged with or given notice of any material violation of any applicable Law by any Governmental Authority.
(d)    Operations. Each of New API II, Founder Holdings A and Founder Holdings G is a newly organized limited partnership, formed solely for the purpose of engaging in the Transactions and has not engaged in any business activities or conducted any operations other than in connection with such Transactions.
Section 3.5    [Reserved].
Section 3.6    Legal Proceedings. There is no Proceeding pending or, to the Knowledge of the API Entities, threatened in writing against such API Seller or any Affiliate of such API Seller that, individually or in the aggregate, would reasonably be expected to prevent or materially impair or materially delay the ability of such API Seller to perform its obligations hereunder or under any other Transaction Document.
Section 3.7    Brokers and Finders. Except as set forth on Schedule 3.7, no agent, broker, Person, financial advisor or other intermediary acting on behalf of such API Seller is, or will be, entitled to any broker’s commission, finder’s fees or similar payment from any of the Parties, or from any Affiliate of any of the Parties, in connection with the Transactions.
Section 3.8    Investor Representations. Such API Entity that is receiving Common Units and Class B Stock under this Agreement is doing so for the purpose of investment for its own account, not as a nominee or agent, and not with a view to or for the public resale or distribution thereof in violation of federal or state securities Laws and with no present intention of distributing or reselling any part thereof. Such API Entity that is acquiring Common Units and Class B Stock under this Agreement acknowledges that the sale of Common Units and Class B Stock hereunder has not been registered under the Securities Act or any state securities Laws, and that none of the Common Units or shares of Class B Stock may be sold, transferred, offered for sale, pledged, hypothecated, or otherwise disposed of except pursuant to registration under the Securities Act, pursuant to an exemption from the Securities Act or in a transaction not subject thereto. Such API Entity that is acquiring Common Units and Class B Stock under this Agreement represents that it (i) has knowledge and experience in financial and business matters such that it is capable of evaluating the merits and risks of acquiring Common Units and Class B Stock, (ii) is able to bear the economic risk of an investment in the Common Units and Class B Stock for an indefinite period, including the risk of a complete loss of any such investment, (iii) has had an opportunity to ask questions and is relying on its own due diligence and review of the Acquiror Parties, their respective operations and financial condition, and (iv) is an is an “accredited investor” (as defined in Rule 501(a) of Regulation D under the Securities Act).
Section 3.9    API Seller Acknowledgment of Disclaimer of Other Representations and Warranties. Such API Seller acknowledges and agrees that, except for the representations and warranties expressly made by the Acquiror Parties in Article V or in any other Transaction Document, (a) the Acquiror Parties do not make, and have not made, any representations or warranties, express or implied, at law or in equity, of any nature whatsoever relating to the Acquiror Parties, their Affiliates or their respective businesses or otherwise in connection with this Agreement, the other Transaction Documents or the Transactions, including any representations or warranties arising from statute or otherwise in law, from a course of dealing or a usage of trade, and such API Seller is not relying on any representation or warranty of any Person except for those expressly set forth in Article V or in any other Transaction Document, and (b) no Person has been authorized by the Acquiror Parties to make any representation or warranty relating to the Acquiror Parties, their Affiliates or their respective businesses or otherwise in connection with this Agreement, the other Transactions Documents or the Transactions, and if made, such representation or warranty shall not be relied upon by such API Seller as having been authorized by such entity.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES REGARDING THE COMPANY GROUP ENTITIES
Except as set forth in the API Entity and Company Disclosure Schedule (it being agreed that any matter disclosed in the API Entity and Company Disclosure Schedule with respect to any section of this Article IV shall be deemed to have been disclosed for purposes of each other Section or subsection of this Article IV to the extent the applicability of such matter so referenced is reasonably apparent on the face of such included matter), each of the Companies hereby, jointly and severally, represent and warrant to the Acquiror Parties as follows:
Section 4.1    Organization and Existence.
(a)    Each Company Group Entity is duly formed or organized, validly existing and in good standing under the laws of the jurisdiction in which it was formed or organized, except where the failure to be in good standing (or the equivalent thereof) would not reasonably be expected to be material to the Company Group Entities, taken as a whole. Each Company Group Entity has the requisite power and authority to carry on its business and to own, lease and operate all of its properties and assets, as currently conducted, owned, leased or operated, except where the failure to have such power or authority would not reasonably be expected to be material to the Company Group Entities, taken as a whole. Each Company Group Entity is duly qualified to do business in each jurisdiction in which the nature of its business or the character or location of the properties and assets owned, leased or operated by it makes such qualification necessary, except where the failure to be so qualified, licensed or registered would not reasonably be expected to be material to the Company Group Entities, taken as a whole. Each Organizational Document of each Company Group Entity is in full force and effect and there has been no violation thereof by any Company Group Entity, except as would not reasonably be expected to be material to the Company Group Entities, taken as a whole.
(b)    (i) No steps have been taken for the appointment of an administrator or receiver (including an administrative receiver) of all or any part of any Company Group Entity’s assets or business, (ii) no Company Group Entity has made or proposed any arrangement or composition with its creditors or any class of creditors, (iii) none of the Company Group Entities is insolvent, or unable to pay its or his debts within the meaning of the insolvency legislation applicable to any Company Group Entity, and none of the Company Group Entities has stopped paying its debts as they fall due, (iv) no execution or other process has been levied against any Company Group Entity or action taken to repossess goods in the possession of any Company Group Entity, and (v) no unsatisfied judgment is outstanding against any Company Group Entity.
(c)    The Companies have provided to Acquiror true and correct copies of all of the Organizational Documents (including all amendments thereto) of each of the Company Group Entities.
Section 4.2    Capital Structure.
(a)    Schedule 4.2(a) sets forth as of the date hereof a true and correct list of the issued and outstanding ownership interests of each Company (the “Companies Interests”) and each record and beneficial owner of any such Companies Interest, together with the amount and/or percentage of such Company owned by each such Person (including a schedule of all such Persons entitled to share in any carried interest or performance fees or other revenues of any kind). There are no other issued or outstanding equity or equity-based interests, economic interests, voting interests or voting trusts, irrevocable proxies or other Contracts to which any Company is a party or is bound with respect to the voting or consent of any ownership interests of any Company other than the Companies Interests set forth on Schedule 4.2(a), nor are there any debt or other interests outstanding that are convertible into or exchangeable or exercisable for any such equity, economic or voting interests. All of the issued and outstanding Companies Interests have been, or upon issuance will be, duly authorized and validly issued, are fully paid and non-assessable (to the extent applicable), have not been issued in violation of any outstanding securities, options, warrants, calls, rights, conversion rights, preemptive rights, subscription rights, rights of first refusal, redemption rights, repurchase rights, plans, “tag-along” or “drag-along” rights, stock appreciation, restricted stock, phantom equity, profits interests or other equity or equity-based rights or similar rights commitments, agreements, arrangements or undertakings (“Equity Rights”), and have been offered, sold and delivered by the relevant Companies, as applicable, in compliance in all material respects with all applicable state and federal securities and other applicable Laws and Contracts.

(b)    With respect to each Company Group Entity (other than the Companies), Schedule 4.2(b) sets forth as of the date hereof a true and correct list of the Company Group Entities listing for each of them its name, type of Entity, jurisdiction of organization, the issued and outstanding ownership interests of each such Company Group Entity (the “Group Interests”) and each record and beneficial owner of any Group Interest, together with the amount and/or percentage of such Entity owned by each such Person (including a schedule of all Persons (other than employees or other service providers of the Company Group Entities) entitled to share in any carried interest or performance fees or other revenues of any kind). There are no other issued or outstanding equity or equity-based interests, economic interests, voting interests or voting trusts, irrevocable proxies or other Contracts to which any such Company Group Entity is a party or is bound with respect to the voting or consent of any ownership interests of any such Company Group Entities other than the Group Interests set forth on Schedule 4.2(b), nor are there any debt or other interests outstanding that are convertible into or exchangeable or exercisable for any such equity, economic or voting interests. All of the issued and outstanding Group Interests in such Company Group Entities have been, or upon issuance will be, duly authorized and validly issued, are fully paid and non-assessable (to the extent applicable), have not been issued in violation of any outstanding Equity Rights, and have been offered, sold and delivered by the relevant Company Group Entity, as applicable, in compliance in all material respects with all applicable state and federal securities and other applicable Laws and Contracts.
(c)    The Business is conducted entirely through the Company Group Entities and no part of the Business is conducted by the Alabama Partners outside of the Company Group Entities, except as contemplated by the Pre-Closing Alabama Transactions. Without limiting the generality of the foregoing, none of the Alabama Partners has the right to receive any fee or revenue streams, or other economic rights or interests derived therefrom, from the Business except through their direct or indirect ownership of, or employment arrangements (including service on related governing bodies) with, the Companies.
(d)    Except with respect to consultants and joint venture partners below the Company Funds and as set forth on Schedule 4.2(d)(i), the Companies have the right to receive, directly or indirectly, 100% of the management fees and other similar fees, compensation or payments paid by or in respect of each of the Company Funds. The Companies have the right to receive the percentage set forth on Schedule 4.2(d)(ii) hereto of the carried interest and similar revenue streams from the applicable Company Fund(s). The Companies have the right to receive all returns on the capital invested directly or indirectly by the Companies in the applicable Company Fund(s).
Section 4.3    Authority; Validity of Agreements. Each of the Companies has the requisite power and authority to execute and deliver this Agreement and each other Transaction Document to which it is a party, to perform its obligations hereunder and thereunder and to consummate the Transactions. The execution, delivery and performance by the Companies of this Agreement and each of the other Transaction Documents to which they are a party, and the consummation by the Companies of the Transactions, have been duly and validly authorized and approved by all necessary corporate or other action of the Companies, as applicable, including any necessary approval or consent of their respective shareholders, members, partners or other equity owners, and no other corporate action is necessary on the part of the Companies to authorize this Agreement and each other Transaction Document to which it is a party or to consummate the Transactions. This Agreement and each other Transaction Document executed and delivered by the Companies have been duly and validly executed and delivered by the Companies, as applicable, and (assuming due authorization, execution and delivery by the other Parties hereto) this Agreement and each other Transaction Document to which the Companies are parties constitutes a valid and binding obligation of the Companies enforceable against each of them in accordance with its terms, except as limited by the Bankruptcy and Equity Exception.
Section 4.4    Consents and Approvals. Except as set forth on Schedule 4.4, and other than in compliance with applicable antitrust laws, none of any Company Group Entity or Company Fund is required to obtain any Consent of, approval of, or provide any notice to any Governmental Authority (excluding, for the avoidance of doubt, any Client Consent or BDC Consent) in connection with the execution and delivery by the Companies of this Agreement and each other Transaction Document to which they are a party, the performance of this Agreement and each other Transaction Document to which they are a party by the Companies or the performance of their respective obligations hereunder or thereunder or the consummation of the Transactions.
Section 4.5    No Conflicts. Other than in compliance with applicable antitrust laws and except as set forth on Schedule 4.5 or any required Client Consent or BDC Consent in connection with the Transactions, the execution, delivery and performance of this Agreement and the other Transaction Documents by the Companies, and the consummation of the Transactions, will not (a) conflict with, result in a material breach of, result in a termination of, contravene or constitute a material default under, be an event that with the giving of notice or passage of time or both will become a material default under, give to any other Person any right of termination, payment, acceleration, vesting or cancellation of or under, accelerate the performance required by or maturity of, give rise to the payment of any fee, penalty or other amount under, or result in the creation of any Encumbrance or loss of any material rights of any Company Group Entity or Company Fund pursuant to any of the terms, conditions or provisions of or under (i) any applicable Law or Permit binding on such Company Group Entity or Company Fund, (ii) the Organizational Documents of any Company Group Entity or any Company Fund or (iii) any Material Contract binding upon a Company Group Entity or a Company Fund, or to which the property of a Company Group Entity or Company Fund or any portion of the Business conducted by the Company Group Entities is subject (including material Fund Documentation); or (b) result in a “key person” or “for cause” event (or similar concept) under any Fund Documentation, including, but not limited to, the ability of the limited partners of such Company Fund to vote on the removal of the general partner of such Company Fund, the termination or suspension of the obligation of each partner to make capital contributions or dissolution or the termination of such Company Fund as a result of such event, except, in the case of the foregoing clauses (a)(i), (a)(iii) and (b), as would not reasonably be expected to be material to the Company Group Entities, taken as a whole. Schedule 4.5 sets forth a list of all Company Funds and the required Client Consent or BDC Consent for such Company Funds.
Section 4.6    Financial Statements and Records.
(a)    The Companies have provided Acquiror with true, complete and correct copies of the Company Financial Statements. The Company Financial Statements present fairly, in all material respects, the combined financial position of the Companies and results of operations of the Companies and their Subsidiaries as of the dates and for the periods indicated therein, and the other combined and consolidated financial statements included in such Company Financial Statements present fairly in all material respects the combined and consolidated results of the operations and comprehensive income, changes in equity and cash flows of the Companies as of the dates and for the periods indicated therein. Except as set forth on Schedule 4.6(a), the Company Financial Statements have been prepared based upon the Companies’ books and records and presented in accordance with GAAP consistently applied during the periods involved (except as noted therein and, in the case of the 2022 Financial Statements, for the absence of footnotes which, if presented, would not materially differ from those presented in the Audited Financial Statements, none of which are material individually or in the aggregate).
(b)    Each of the Company Group Entities maintains internal controls over financial reporting to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements, including policies and procedures applicable to each Company Group Entity that (i) pertain to the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the assets of the Company Group Entities and (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with applicable Law, and that receipts and expenditures of the Company Group Entities are being made only in accordance with authorizations of management and directors of the Company Group Entities.
(c)    To the Knowledge of the Companies, the books and records of the Company Group Entities and each Company Fund have been accurately maintained in all material respects and in compliance in all material respects with all applicable Laws.
(d)    Except as set forth on Schedule 4.6(c) or in the Company Financial Statements, no Company Group Entity has engaged in any “off balance sheet” or similar financing of a type which would not be required to be shown or reflected in the Company Financial Statements.
Section 4.7    Absence of Undisclosed Liabilities. No Company Group Entity has or is subject to any claims, liabilities or obligations of any nature (whether known, unknown, absolute, accrued, contingent or otherwise) (collectively, “Liabilities”), except (a) as and to the extent specifically disclosed and reserved against in the Most Recent Balance Sheet or footnotes thereto or of a nature not required by GAAP to be reflected in the Company Financial Statements, (b) Liabilities or other obligations incurred after the date of the Most Recent Balance Sheet in the ordinary course of business, (c) performance obligations pursuant to any Contracts and commitments that do not arise from any breach or violation of, or default under, such Contracts, (d) that would not reasonably be expected to be, individually or in the aggregate, material to the Company Group Entities, taken as a whole, or (e) as set forth on Schedule 4.7.
Section 4.8    Company Absence of Certain Changes. Since December 31, 2022 through the date of this Agreement, except as contemplated by this Agreement or the Transactions (including the Pre-Closing Alabama Transactions), (a) each Company Group Entity and Company Fund has conducted its business, in all material respects, in the ordinary course consistent with past practices of such Company Group Entity or such Company Fund, respectively, (b) there has not occurred any Alabama Material Adverse Effect and (c) except as set forth on Schedule 4.8, neither the

Company Group Entities nor the Company Funds (except as expressly set forth below as relating solely to the Company Group Entities) have:
(i)    amended the Organizational Documents of the Company Group Entities or the Company Funds (other than amendments of such documents of Company Funds in connection with fundraising or otherwise in the ordinary course of business);
(ii)    purchased or redeemed or otherwise acquired any Companies Interests, Group Interests, Equity Right or other equity interests of any of them, except in the case of a Company Fund or API, in the ordinary course of business consistent in nature and amount with past practice or in connection with employment matters, including upon the termination or retirement of an employee;
(iii)    made any distribution or declared, paid or set aside any dividend with respect to (excluding in each case, prior to the date hereof, tax distributions and distributions of carry, in each case, made in the ordinary course consistent in nature and amount with past practice), or split, adjusted, combined, redeemed, reclassified, purchased or otherwise acquired directly, or indirectly, any of its equity interests or any options, warrants, securities or other rights exercisable therefor or convertible thereinto (other than redemptions of interests in the Company Funds made in the ordinary course of business consistent in nature and amount with past practice or in connection with employment matters, including upon the termination or retirement of an employee);
(iv)    pledged, granted, issued, delivered, sold or otherwise disposed of any equity or equity-based interests, capital stock, notes, bonds, or other securities in any other Company Group Entity, or grant of any options, warrants, equity appreciation, restricted stock, restricted stock units, phantom units or other rights to purchase or obtain (including upon conversion, exchange or exercise) any equity interests in any other Company Group Entity, except in the ordinary course of business consistent in amounts with past practice and excluding, for the avoidance of doubt, ordinary course distributions of carried interest or other performance-based compensation or vesting of Company equity awards;
(v)    merged or consolidated with or into any other Person, or acquired any business or Person, by merger or consolidation, purchase of substantially all assets or equity interests or otherwise, in a single transaction or series of related transactions, except in the case of a Company Fund, in the ordinary course of business consistent in nature and amount with past practice;
(vi)    entered into any joint venture, strategic alliance, stockholders’ agreement, co-marketing, co-promotion, joint development or similar arrangement (other than (x) joint ventures that only the Company Funds (and not any Company Group Entity other than in a capacity as a manager of such joint venture) are party to, (y) placement and distribution agreements in the ordinary course of business or (z) in connection with real estate investments where a Company Group Entity serves as a non-economic manager in the ordinary course of business);
(vii)    with respect to any Company Group Entity only, paid, discharged, settled, waived, released, satisfied or instituted any civil, criminal or administrative legal claims, Proceedings, Liabilities or obligations (A) relating to any matter for an amount in excess of one million dollars ($1,000,000), individually, or five million dollars ($5,000,000) in the aggregate, or (B) in a manner that results in the imposition of any material restrictions upon any Company Group Entity’s assets, operations or business;
(viii)    sold, transferred, assigned, conveyed, leased, licensed, abandoned, permitted to lapse, mortgaged, pledged or otherwise subjected to any Encumbrance (other than Permitted Encumbrances) or disposed of any material properties, assets or liabilities, tangible or intangible, shown or reflected on the balance sheets of the Company Group Entities other than sale of Portfolio Companies or Company Fund assets in the ordinary course of business consistent in nature and amount with past practices;
(ix)    incurred, assumed or guaranteed (including by way of any agreement to “keep well” or of any similar arrangement) any Indebtedness or amended the terms relating to any Indebtedness, in either case other than Indebtedness incurred in the ordinary course of business and in accordance with its investment strategy or as required in accordance with the terms of the Indebtedness documentation;
(x)    made any payment in respect of, or became obligated to make any payment under, any “clawback” or similar obligation in respect of a Company Fund;

(xi)    established, adopted, entered into, amended or terminated any Plan (other than the Plans listed on Schedule 2.3(g)(vi) or in the ordinary course of business);
(xii)    changed any accounting principle, method or practice (including any principles, methods or practices relating to the estimation of reserves or other liabilities), other than changes required by GAAP to be implemented during such period;
(xiii)    made or incurred any capital expenditure or other financial commitment (other than any financial commitment made or incurred by any Company Fund in the ordinary course of business consistent in nature and amount with past practice and in accordance with its investment strategy) requiring payments in any fiscal year in excess of $1,000,000 individually or $5,000,000 in the aggregate;
(xiv)    (i) made, changed or revoked any material tax election, other than in the ordinary course of business consistent with past practice, (ii) settled or compromised any Tax item with respect to a material amount of Taxes; (iii) changed an annual accounting period or changed (or made a request to any Tax authority to change) any material aspect of its method of Tax accounting; (iv) prepared or filed any material Tax Returns in a manner that is materially inconsistent with its past practice; (v) filed an amended material Tax Return or a claim for refund of a material amount of Taxes; (vi) consented to any extension or waiver of the statute of limitations period with respect to a material amount of Taxes; (vii) entered into any material tax sharing, closing or similar agreement in respect of any Taxes; (viii) obtained or requested any material Tax ruling; (ix) incurred any liability for Taxes outside the ordinary course of business; or (x) surrendered any right to claim a refund of a material amount of Taxes;
(xv)    conducted its billing and cash management customs and practices (including the collection of receivables and payment of payables) other than in the ordinary course of business consistent with past practice;
(xvi)    accelerated accrual, recognition or the payment of any management fees, performance fees, incentive fees, transaction fees, accounts receivable or other similar fees or revenue streams including in a manner such that such fees or revenue streams that would have been paid in the ordinary course following the Closing are instead paid prior to the Closing or delayed the payment of any fees, note, account payable or other Indebtedness beyond its due date or the date when such payment would have been paid in the ordinary course of business;
(xvii)    made, assumed, guaranteed, endorsed or effected any loan or advance or other extension of credit, to any other Person (other than loans, advances or extensions of credit made or effected between the Company Group Entities or by any Company Fund in accordance with its investment strategy);
(xviii)    entered into or adopted any plan of merger, consolidation, reorganization, liquidation, restructuring, recapitalization or dissolution or filing of a petition in bankruptcy under any provisions of federal or state bankruptcy Law or consent to the filing of any bankruptcy petition against it under any similar Law;
(xix)    entered into any material amendment or termination (other than an expiration in accordance with the terms thereof or renewal upon termination) or waived compliance with any material term of any Material Contract other than in the ordinary course of business, or entered into any Contract that if entered into prior to the date of this Agreement would be a Material Contract (excluding, for these purposes, any Client Contract or in respect of any Company Fund);
(xx)    waived compliance with or failed to enforce any term of any Contract between any current or former owner, director, manager, officer and employee and any Company Group Entity with any restrictive covenants in favor of any Company Group Entity that remain in effect;
(xxi)    taken any action or omitted to take any action that would result in a “key person” or “for cause” event (or similar concept) under any Fund Documentation;
(xxii)     incurred any deferred rent;
(xxiii)     made material changes to any compliance policies adopted under the Advisers Act; or
(xxiv)     entered into any Contract or letter of intent with respect to (whether or not binding), or otherwise committed or agreed, whether or not in writing, to do any of the foregoing.

Section 4.9    Assets. Except as would not be material to the Company Group Entities, taken as a whole, the Company Group Entities own and have (and immediately after giving effect to the consummation of the Transactions, the Company Group Entities will have) good, valid and marketable title to, or in the case of leased property have (and immediately after giving effect to the Transactions, the Company Group Entities will have) good and valid leasehold interests in, all of the properties and assets (real, personal or mixed, tangible or intangible) necessary for the conduct of, or otherwise material to the Business, in each case free and clear of any Encumbrance, other than the Permitted Encumbrances.
Section 4.10    Real Property.
(a)    No Company Group Entity or Company Fund owns, nor during the three (3) years preceding the date of this Agreement has owned, any real property or any interest therein and no Company Fund leases any real property (other than in each case direct or indirect investments in real property made or effected by any Company Fund in accordance with its investment strategy).
(b)    Schedule 4.10 identifies all of the real property (each, a “Leased Real Property”) leased, licensed or subleased by the Company Group Entities (including all amendments, modifications, guaranties and other agreements with respect thereto, the “Leases”). The Companies have made available or delivered to Acquiror true, correct and complete copies of all Leases set forth, or required to be set forth, on Schedule 4.10. The Leases constitute all of the real property leased, subleased, licensed or otherwise used in connection with the operation of the Business as presently conducted. There exists no default or any condition, or any state of facts or events which with the passage of time or giving of notice would constitute a default, in the performance of its obligations under any of the Leases by any Company Group Entity or, to the Knowledge of the Companies, by any other party to any of the Leases. Except as set forth on Schedule 4.10, no Company Group Entity has received any written notice from the other party to any of the Leases claiming that any Company Group Entity is in breach of its obligations under the respective Leases. Each of the Leases is the legal, valid and binding obligation of the Company Group Entities and, to the Knowledge of the Companies, each other party to such Lease and each of the Leases is in full force and effect and enforceable against a Company Group Entity and, to the Knowledge of the Companies, each other party to such Lease except as may be limited by the Bankruptcy and Equity Exception. Except as set forth on Schedule 4.10, each Company Group Entity is in sole possession of the Leased Real Property and has not assigned, transferred, sublet, mortgaged or otherwise conveyed or encumbered all or any portion of its respective interest in any of the Leases or the Leased Real Property. As of the date hereof, accrued and unpaid costs incurred in connection with construction, alteration or other leasehold improvement work with respect to any Leased Real Property do not exceed five hundred thousand dollars ($500,000) in the aggregate (other than routine maintenance work). With respect to each parcel of Leased Real Property: (i) no Company Group Entity has received any written notice of (x) violations of building codes and/or zoning ordinances or other governmental or regulatory Laws affecting the Leased Real Property, (y) existing, pending or threatened condemnation proceedings affecting the Leased Real Property, or (z) existing, pending or threatened zoning, building code or other moratorium proceedings, or similar matters which would reasonably be expected to materially adversely affect the ability to operate the Leased Real Property as currently operated; (ii) neither the whole nor any portion of any Leased Real Property has been materially damaged or destroyed by fire or other casualty; (iii) to the Knowledge of the Companies, each parcel of Leased Real Property is adequately served by proper utilities and other building services necessary for its current use; and (iv) to the Knowledge of the Companies, the existing uses of all Leased Real Properties comply in all material respects with all applicable Laws.
Section 4.11    Material Contracts.
(a)    Schedule 4.11(a) contains a true and correct list of all Material Contracts in existence on the date of this Agreement (excluding Distribution Agreements and other Fund Documentation). The Companies have made available or delivered to Acquiror true and correct copies of all written Material Contracts, including any amendments thereto, and accurate and complete descriptions of all material terms of all oral Material Contracts.
(b)    Each Material Contract is valid and binding on the applicable Company Group Entity and/or the applicable Company Fund, as applicable, and in full force and effect, and is enforceable against the applicable Company Group Entity or Company Fund and to the Knowledge of the Companies, each other party thereto in accordance with its terms except as may be limited by the Bankruptcy and Equity Exception. There are no existing material defaults of the applicable Company Group Entity and/or the applicable Company Fund or, to the Knowledge of the Companies, any other party thereto under any Material Contract. Each Material Contract has been performed in all respects by the applicable Company Group Entity and/or the applicable Company Fund in accordance with its terms in all respects, except as would not reasonably be expected to be material to the Company Group Entities, taken as a whole.

Section 4.12    Legal Proceedings. Except as set forth on Schedule 4.12, there are no, and for the past three (3) years there have been no, Proceedings or material disputes with Clients or investors in a Company Fund against or involving any Company Group Entity or, to the Knowledge of the Companies, any current or former officer, director, partner, employee, agent or Affiliate thereof (including any Alabama Partner) in connection with their status as such that are pending or, to the Knowledge of the Companies, threatened, excluding any Proceeding (x) that the Company Funds may be engaged in from time to time solely in the ordinary course of business or (y) where the amount in dispute is less than one million dollars ($1,000,000). Except as set forth on Schedule 4.12, no Company Group Entity is subject to any outstanding Order and, to the Knowledge of the Companies, there is no investigation against any Company Group Entity before any Governmental Authority or arbitrator which would, individually or in the aggregate, reasonably be expected to be material to the Company Group Entities, taken as a whole.
Section 4.13    Affiliate Transactions. Except as set forth on Schedule 4.13(a), there is not any agreement or arrangement between any Company Group Entity or Company Fund, on the one hand, and any Affiliate of any Company Group Entity (other than a Company Group Entity or Company Fund) or any officer, director, manager or employee of any Company Group Entity (each (other than as described in clauses (i)-(iii) below), a “Affiliate Agreement”), on the other hand, other than (i) those contained in this Agreement or the other Transaction Documents, (ii) those set forth in the Organizational Documents of the Company Funds, the Company Group Entities, the API Entities and/or any of their Affiliates (true, correct and complete copies of which have been provided to Acquiror), (iii) the provision of compensation, benefits, travel advances paid or made and related arrangements (other than loans) to officers, directors, managers or employees of the Company Group Entities (or independent contractors of the Company Group Entities) and powers of attorney and similar grants of authority, in each case, in the ordinary course of business consistent with past practice and (iv) agreements between any Company Group Entity or Company Fund, on the one hand, and any Alabama Partner, on the other hand, setting forth the terms of departure or admission of any Alabama Partner. Except as set forth on Schedule 4.13(b), to the Knowledge of the Companies, no Related Party (i) owns, directly or indirectly, any interest in any property (real, personal, or mixed and whether tangible or intangible) or asset used in or held for use in connection with or pertaining to the Business, (ii) serves as a trustee, officer, director or employee of any Person that is an investment of a Client (other than a Company Fund or an investment of a Company Fund) or a supplier, lessor, lessee or competitor of any Company Group Entity or Company Fund or (iii) receives any payment, compensation, equity-participation, revenue share, commission, fee or other similar economic benefit (other than compensation from or distributions by the Companies) from or in relation to any Client (other than from an investment of a Company Fund) or any services provided by any Company Group Entity.
Section 4.14    Compliance with Law; Government Regulation.
(a)    Each Company Group Entity and each Company Fund has at all times in the three (3) years preceding the date of this Agreement complied with and is in compliance with all applicable Laws, except where the failure to comply would not reasonably be expected to be material to the Company Group Entities and the Company Funds, taken as a whole. Within the three (3) years preceding the date hereof, none of the Company Group Entities nor Company Funds has at any time received any oral or written notice asserting any material violation by any of them of any applicable Law.
(b)    Each Company Group Entity and each Company Fund holds, and is in compliance with all requirements under, all licenses, registrations, consents, franchises, permits, orders, warrants, confirmations, permissions, certificates, approvals and authorizations (collectively, “Permits”) that are required in order to permit the API GP or such Company Group Entity or Company Fund, as applicable, to own or lease its properties and assets and to conduct the Business as presently conducted in compliance with all applicable Laws, except where the failure to hold such Permit or comply with Law would not reasonably be expected to be material to the Company Group Entities and the Company Funds, taken as a whole. All such Permits are in full force and effect and are not subject to any suspension, cancellation, modification or revocation or any Proceedings related thereto, and, to the Knowledge of the Companies, no such suspension, cancellation, modification or revocation or Proceeding is threatened except as would not reasonably be expected to be material to the Company Group Entities and the Company Funds, taken as a whole. Each Company Group Entity and Company Fund and, to the Knowledge of the Companies, each employee, officer, director, partner, member, or any “associated person” (as defined in the Advisers Act) of any Company Group Entity or any Company Fund (including the Alabama Partners) who is required to be registered, licensed, or qualified under applicable Law, is duly registered, licensed, or qualified as such, and such registration, license, or qualification is in full force and effect, except where the failure to so register or obtain a license or qualification would not be material.

(c)    The Company Group Entities that are required to be registered as investment advisers under the Advisers Act, or, the laws of any state or other jurisdiction, are so registered. None of the Company Group Entities that is not registered as an investment adviser under the Advisers Act or the applicable Laws of any state or other jurisdiction is required to be registered as an investment adviser under the Advisers Act or the applicable Laws of any state or other jurisdiction. The Company Group Entities have timely filed all material forms, reports, registration statements, schedules and other documents (including the Form ADV and Form PF), together with any amendments required to be made with respect thereto, that were required to be filed with any applicable Governmental Authority and have paid all fees and assessments due and payable in connection therewith, except where the failure to file would not reasonably be expected to be material to the Company Group Entities, taken as a whole. Except as set forth in Schedule 4.14(c), no Company Group Entity or Company Fund is required to register as an “investment company” or has elected treatment as a “business development company” under the Investment Company Act.
(d)    Except as otherwise set forth on Schedule 4.14(d), for the past three (3) years, neither the API GP nor any Company Group Entity is or has been (i) a bank, trust company, broker-dealer, commodity broker-dealer, municipal advisor, commodity pool operator, commodity trading advisor, real estate broker, insurance company, insurance broker, exchange or transfer agent within the meaning of any applicable Law, (ii) required to be registered, licensed or qualified as a bank, trust company, broker-dealer, municipal advisor, commodity broker-dealer, commodity pool operator, commodity trading advisor, real estate broker, insurance company, insurance broker, exchange or transfer agent under any applicable Law or (iii) subject to any liability or disability by reason of any failure to be so registered, licensed or qualified. No Company Group Entity has received notice (oral or written) of, and to the Knowledge of the Companies, there is no pending Proceeding concerning any failure by any Company Group Entity to obtain any bank, trust company, broker-dealer, municipal advisor, commodity broker-dealer, commodity pool operator, commodity trading advisor, real estate broker, insurance company, insurance broker, exchange or transfer agent registration, license or qualification.
(e)    Except as otherwise set forth on Schedule 4.14(e), none of the Company Group Entities or any “associated person” (as defined in the Advisers Act) of any of them is ineligible pursuant to Section 203 of the Advisers Act to serve as an investment adviser or “associated person” (as defined in the Advisers Act) of an investment adviser, nor is there any Proceeding pending or, to the Knowledge of the Companies, threatened by any Governmental Authority which would result in the ineligibility of any Company Group Entity or any “associated person” to serve in any such capacities.
(f)    Except as otherwise set forth on Schedule 4.14(f), none of the Company Group Entities or, to the Knowledge of the Companies, any employee, officer, director, partner, member or “associated person” (as defined in the Advisers Act) of any of them is subject to a “statutory disqualification” (as such term is defined in the Securities Exchange Act) or is otherwise ineligible to serve as a broker-dealer or as an associated person of a broker-dealer under Section 15(b) of the Securities Exchange Act, nor is there any Proceeding pending or, to the Knowledge of the Companies, threatened by any Governmental Authority that would result in the ineligibility of any such Company Group Entity or employee, officer, director, partner, member or associated person to serve in such capacities.
(g)    Neither any Company Group Entity or Company Fund nor, to the Knowledge of the Companies, any employee, officer, director, partner, member, or “associated person” (as defined in the Advisers Act) of any of them (including the Alabama Partners), is or at any time within the past three (3) years has been (i) subject to any cease and desist, censure or other disciplinary or similar order issued by, (ii) a party to any consent agreement, memorandum of understanding or disciplinary agreement with, (iii) subject to any order or directive by or (iv) a recipient of any supervisory letter from, in each case, any Governmental Authority, and, to the Knowledge of the Companies, none of them is threatened with the imposition or receipt of any of the foregoing.
(h)    The Acquiror and its counsel have been provided with the opportunity to review copies of all material reports (if any) summarizing the results of any inspection, examination or investigation of any API GP or any Company Group Entity by any Governmental Authority. To the Knowledge of the API Entities, there is no current or pending examination of any API GPs or any Company Group Entity or any Company Fund by any Governmental Authority within the prior three (3) years. Further, except as set forth on Schedule 4.14(h), no exemptive orders, “no-action” letters or similar exemptions or regulatory relief have been obtained in the past three (3) years, nor are any requests pending therefor, to the Knowledge of the Companies, with respect to the API GP or any Company Group Entity, or any officer, director, partner or employee of any of them (including the Alabama Partners), in connection with the Business.
(i)    Except as set forth in Schedule 4.14(i), no Company Group Entity has, to the Knowledge of the Companies, been notified in writing of any material findings in internal audits or third-party compliance reviews, that have not been resolved.

(j)    To the Knowledge of the Companies, there is no event that would require any API GP or Company Group Entity to give an affirmative response to any of the questions in Item 11 of Part 1 of the Form ADV (or any similar or successor form).
(k)    Each Company Group Entity that is registered as an investment adviser under the Advisers Act or otherwise is required by applicable Law to have codes of ethics, insider trading policies, personal trading policies and other compliance policies and procedures pursuant the Advisers Act or other applicable Law has established and implemented codes of ethics, insider trading policies, personal trading policies and other compliance policies and procedures as may be required pursuant the Advisers Act or other applicable Law (or has such policies that are applicable to such Company Group Entity). In the past three (3) years, there have been no violations of the code of ethics, insider trading policies, personal trading policies and other material policies and procedures of any Company Group Entity, except for such violations as would not, and would not reasonably be expected to, be material to the Company Group Entities, taken as a whole.
(l)    Any brokerage policies (if any) employed by the Company Group Entities are, and for the past three (3) years have been, in conformity in all material respects with the description set forth in the Form ADV of any Company Group Entity, and the only products or services obtained by the Company Group Entities through the use of brokerage commissions have been “brokerage and research” services within the meaning of § 28(e) of the Securities Exchange Act and the SEC and SEC staff interpretations thereunder, other than exceptions that would not, and would not reasonably be expected to, be material to the Company Group Entities, taken as a whole.
(m)    Each Company Group Entity and each Company Fund owns or has a valid and sufficient license or other right, permission or consent to Process all Company Data used in or necessary for the conduct of their business as currently conducted, and will continue to have such rights immediately after the Closing, except where the failure to own or hold such license or other right, permission or consent would not reasonably be expected to be material to the Company Group Entities, taken as a whole.
(n)    Each Company Group Entity and each Company Fund has for the past three (3) years complied and is currently in compliance with all Privacy Obligations, except as would not reasonably be expected to be material to the Company Group Entities, taken as a whole. Each Company Group Entity and each Company Fund has implemented controls, including policies and procedures, reasonably designed to ensure compliance with the Privacy Obligations, and has adopted and published privacy notices and policies that in all material respects accurately describe their privacy practices, and they have at all times complied, and are in compliance, in all material respects, with those notices and policies, except as would not reasonably be expected to be material to the Company Group Entities, taken as a whole. The execution, delivery, performance and consummation of the transactions contemplated hereunder (including the Processing of Personal Information in connection therewith) comply with all applicable Privacy Obligations, except as would not reasonably be expected to be material to the Company Group Entities, taken as a whole.
(o)    Each Company Group Entity and each Company Fund has established and maintains a written information security program comprised of reasonable and appropriate administrative, technical and physical safeguards to protect the security, confidentiality, availability and integrity of Sensitive Data and the IT Assets that are reasonably consistent with (i) reasonable practices in the industry in which each Company Group Entity and each Company Fund operates, and (ii) the Privacy Obligations.
(p)    Each Company Group Entity and each Company Fund will, immediately following the Closing Date continue, in all material respects, to be permitted to Process Personal Information on terms substantially identical to those in effect as of the date of this Agreement.
(q)    No Company Group Entity or Company Fund has experienced any material (i) Data Security Breach or (ii) unauthorized access to or use of or loss of access to any of the IT Assets or other technology necessary for the operation of the business.
(r)    Each Company Group Entity and Company Fund has taken commercially reasonable measures to conduct diligence with respect to the data security controls in place at all material third party service providers, outsourcers, processors, or other third parties Processing Sensitive Data, in each case on behalf of a Company Group Entity and Company Fund and has implemented a vendor management program that is reasonably designed to ensure that all risks are reviewed with respect to such third parties and required contractual terms with respect to data protection are in place.

(s)    Except as otherwise set forth on Schedule 4.14(s), no Company Group Entity or Company Fund has during the past three (3) years been notified in writing, or been required by applicable Law, Governmental Authority or other Privacy Obligation to notify in writing, any Person of any Data Security Breach. No Company Group Entity or Company Fund has during the past three (3) years received any written order, notification, allegation or claim alleging that it is in violation of or has not complied in any material respect with any Privacy Obligation. No Company Group Entity or Company Fund is currently and in each case has not been during the past three (3) years advised or notified in writing that it is under investigation or subject to any complaint, audit, proceeding, enforcement action, inquiry or claim, initiated by any (i) Governmental Authority, (ii) state, federal or foreign Self-Regulatory Organization, or (iii) any Person, alleging that the Processing of Personal Information by any Company Group Entity or Company Fund is in violation of any Privacy Obligation, except, in each case, as would not reasonably be expected to be material to the Company Group Entities, taken as a whole. To the Knowledge of the Companies, no Person has claimed or threatened to claim any material amount of compensation (or an offer for compensation) from any Company Group Entity or Company Fund under or in connection with any actual or alleged violation of any Privacy Obligation.
(t)    Except as otherwise set forth on Schedule 4.14(s), none of Company Group Entities is a member of any exchange or clearing house or settlement system.
(u)    To the Knowledge of the Companies, no employee, officer, director, partner or member of, or Person associated with (as such term is defined in the Advisers Act), any Company Group Entity (including the Alabama Partners) has committed or purported to commit any Company Group Entity to any Contract that is not in accordance with the authority given to such director, officer, agent or employee by the relevant Company Group Entity, as applicable, and, to the Knowledge of the Companies, no employee, officer, director, partner or member of or Person associated with (as such term is defined in the Advisers Act), any Company Group Entity (including the Alabama Partners) or any other Person has committed any fraud upon any Client or has misappropriated any property or assets or falsified any records of any Client.
(v)    Each Company Group Entity complies in all material respects with its obligation to provide best execution to the Clients. No Company Group Entity has entered into a transaction on behalf of a Client relating to the shares, interests or units of a Company Fund with the objective of profiting from inefficiency in the pricing of such shares, interests or units (known as “market timing” trades); or facilitated or agreed to the issue of shares or units in a Company Fund otherwise than in accordance with the procedures set out in the relevant Fund Documentation.
(w)    In the past three (3) years, all transactions executed for Clients have been properly allocated in accordance with applicable Laws and relevant internal procedures in all material respects, except where the failure to allocate would not reasonably be expected to be material to the Company Group Entities and the Company Funds, taken as a whole. Each Company Group Entity and Company Fund has adopted and operates, or is subject to, systems and controls reasonably designed to manage and control conflicts of interest and risks faced by it in its undertaking of its business in accordance with applicable Laws and has, to the Knowledge of the Companies, disclosed to its external auditors any significant deficiency in the design or operation of such systems and controls, any breach of such systems or controls and any fraud or breach of applicable Law that involves management or other employees who have a significant role in the Company Group Entity’s internal controls. There has not been any material pricing error or shortfall caused by a Company Group Entity or, to the Knowledge of the Companies, any other Person in respect of a Client.
(x)    All of the Company Group Entities and the Company Funds have for the past three (3) years complied with all Anti-Money Laundering Laws, including by maintaining adequate “know your customer” and money laundering reporting procedures, and procedures for detecting and identifying money laundering, and detecting, identifying and reporting suspicions of money laundering to the appropriate regulators.
(y)    None of the Company Group Entities or Company Funds and none of the directors, officers, nor to the Knowledge of the Companies, agents, partners, members or other persons acting on behalf of any of them (including the Alabama Partners) is a Sanctioned Party nor has engaged in, nor is now engaged in, any dealings or transactions with or for the benefit of any Sanctioned Party, nor has otherwise violated Sanctions.
(z)    None of the Company Group Entities or Company Funds and none of the directors, officers, employees, nor, to the Knowledge of the Companies, agents partners, members or other persons acting on behalf of any of them (including the Alabama Partners) has engaged in, nor is now engaged in, any dealings or transactions with or for the benefit of any Person located, organized, or ordinarily resident in any Sanctioned Country, in each case directly or indirectly.

(aa)    Prior to the acceptance of any subscription agreement from any investor in any Company Fund, a Company Group Entity (or a third-party designee thereof (e.g., an administrator)) has confirmed that such investor is not a Sanctioned Party or otherwise subject to Sanctions or owned or controlled by or acting on behalf of any Sanctioned Party.
(bb)    In the past three (3) years, none of the Company Group Entities or any of the Company Funds has been subject to any enforcement or supervisory action, or any investigation or inquiry, by any Governmental Authority regarding actual or potential violations of Sanctions and, to the Knowledge of the Companies, no such investigation, inquiry, enforcement or supervisory action is pending or threatened.
(cc)    In the past three (3) years, none of the Company Group Entities or Company Funds and, to the Knowledge of the Companies, none of the directors, officers, employees, agents, partners, members or other persons acting on behalf of any of them (including the Alabama Partners) have been (i) party to the use of any of the assets of the API GP or any Company Group Entity for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity or to the making of any direct or indirect unlawful payment to government officials or employees from such assets; (ii) party to the establishment or maintenance of any unlawful or unrecorded fund of monies or other assets; (iii) party to the making of any false or fictitious entries in the books or records of any Company Group Entity or Company Fund; (iv) party to the making of any unlawful payment; or (v) subject to any investigation, inquiry, enforcement or supervisory action by any Governmental Authority regarding actual or potential violations of Anti-Corruption Laws and Anti-Money Laundering Laws and no such investigation, inquiry, enforcement or supervisory action is pending, or to the Knowledge of the Companies, threatened.
(dd)    None of the Company Group Entities or the Company Funds or, to the Knowledge of the Companies, any of their respective Affiliates, employees, officers, directors, partners or members (including the Alabama Partners): (i) within the past five (5) years or as otherwise set forth on the Form ADV of any Company Group Entity, has been indicted for or convicted of any felony or any crime involving fraud, misrepresentation or insider trading, (ii) is subject to any outstanding Order barring, suspending or otherwise materially limiting the right of such Person to engage in any activity conducted as part of the business of the Company Group Entities as currently conducted, (iii) within the past three (3) years, was the subject of any investigation by any Governmental Authority, or (iv) has ever been denied any Permit materially affecting such Person’s ability to conduct any activity conducted as part of the Business.
(ee)    In the past five (5) years, none of the Company Group Entities or Company Funds any employee, officer, director, or, to the Knowledge of the Companies, partner, member, any agent or other third party acting on behalf of any Company Group Entity or any Company Fund (including the Alabama Partners) has taken any action which would cause it to be in violation of Anti-Corruption Laws. There is not now any employment by the API GP or any of the Company Group Entities or Company Funds of, or any beneficial ownership in any Company Group Entity or Company Fund by, any governmental or political official in any country in the world, in each case, that would result in a violation of Anti-Corruption Laws.
(ff)    In the past five (5) years, none of the Company Group Entities or Company Funds, employee, officer, director, and, to the Knowledge of the Companies, no partner or member or Affiliate, agent or other third party acting on behalf of any of them (including the Alabama Partners), has made, offered to make or promised to make any payments of money or other thing of value to any entities in which any governmental or political official in any country in the world has or had a direct or indirect interest, in each case, that would result in a violation of Anti-Corruption Laws.
(gg)    None of the Company Group Entities or the Company Funds, and, no employee, officer, director, and, to the Knowledge of the Companies, no partner or member, Affiliate, agent or other third party acting on behalf of any of them (including the Alabama Partners), is aware of any action, directly or indirectly, that has resulted in or could result in a violation by such persons of Anti-Corruption Laws, including making use of the mails or any means or instrumentality of interstate commerce corruptly, directly or indirectly, in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other offer, gift, promise to give, or authorization of the giving of anything of value to any government official in violation of Anti-Corruption Laws.
(hh)    In the past three (3) years, none of the Company Group Entities or Company Funds, or any “covered associate” of any of them has made a contribution to an official of a government entity (as such terms are defined in Rule 206(4)-5 of the Advisers Act) that would result in a ban on the receipt of compensation under, or otherwise result in a material violation of, Rule 206(4)-5 of the Advisers Act.

(ii)    None of the Company Group Entities or Company Funds, nor to the Knowledge of the Companies, no employee, officer, director, partner or member, Affiliate, agent or other third party acting on behalf of any of them, has: (i) induced a Person to enter into an agreement or arrangement with any Company Group Entity or Company Fund by means of an unlawful payment, contribution, gift or other inducement, (ii) offered or made an unlawful payment, contribution, gift or other inducement to a government official or employee, or (iii) directly or indirectly made an unlawful contribution to a political activity. None of the Company Group Entities or any “principal” (as defined in U.S. Commodity Futures Trading Commission Rule 3.1(a) in 17 CFR 3.1(a)) of any Company Group Entity is subject to statutory disqualification pursuant to Section 8a(2) of the U.S. Commodity Exchange Act (the “CEA”), nor is there any proceeding or investigation pending or, to the Knowledge of the Companies, threatened by any Governmental Authority which would result in the statutory disqualification pursuant to Section 8a(2) of the CEA of any Company Group Entity or principal of any Company Group Entity.
(jj)    Each Company Group Entity and Company Fund has filed all registrations, reports, prospectuses, proxy statements, financial statements, Marketing Literature, statements, notices and other filings and information required to be filed by it with any Governmental Authority, including all amendments or supplements to any of the above (the “Filings”), and such Filings are in compliance in all material respects with the requirements of applicable Law, except where the failure to file would not reasonably be expected to be material to the Company Group Entities and the Company Funds, taken as a whole. The Companies have made available complete and correct copies of (i) all material Filings made in the past three (3) years, (ii) all audit or inspection reports received by any Company Group Entity or any Company Fund from any Governmental Authority and all written responses thereto in the past three (3) years (other than routine audits and inspections in the ordinary course of business), (iii) all non-routine inspection reports provided to any Company Group Entity or any Company Fund by any Governmental Authority in the past three (3) years and (iv) all material correspondence relating to any investigation provided to or by any Company Group Entity or any Company Fund by any Governmental Authority in the past three (3) years.
(kk)    The Base Date Assets Under Management for each Client as set forth in Schedule III has been calculated in a manner consistent with the definition thereof.
Section 4.15    Company Funds.
(a)    Schedule 4.15(a)(i) sets forth a correct and complete list of each Company Fund as of the date of this Agreement, together with the jurisdiction of formation of each Company Fund (excluding any SMAs (and the Companies have provided to Acquiror Parties the investment management agreement or similar agreement relating to each such SMA with redacted client identifying information)). Except as set forth on Schedule 4.15(a)(ii) or with respect to any personal investment vehicles (including “family office” vehicles) and vehicles related to non-profit organizations, neither any Company Group Entities nor, to the Knowledge of the Companies, any owner or employee thereof (including any Non-Founder Partner) acts as the investment adviser, investment manager, investment sub-adviser, general partner, managing member, manager, or in any capacity similar to any of the foregoing, with respect to any Person (including any investment fund or other investment vehicle or separate account) other than the Company Funds so listed on Schedule 4.15(a)(i) and the other Clients. No Company Fund is advised by any Person serving in the capacity of primary adviser, sub-adviser or any other similar advisory role to such Company Fund (excluding any directors on the board of such Company Fund) other than a Company Group Entity, excluding any administrative management conducted by third parties in connection with the Alternative Investment Fund Managers Directive 2011/61/EU or other similar jurisdictions. Each Company Fund has been duly organized and is validly existing and in good standing under the laws of the jurisdiction of its organization and has all requisite corporate, partnership, limited liability company, or similar power and authority to conduct its business as currently conducted, except where the failure to be so organized, existing and in good standing (or the equivalent thereof) or to have such power or authority would not reasonably be expected to be material to the Company Funds, taken as a whole. Each Company Fund is duly qualified, licensed or registered to do business in each jurisdiction where it is required to do so under applicable Law, except where the failure to be so qualified, licensed or registered would not reasonably be expected to be material to the Company Funds, taken as a whole. No Company Fund is, or at any time since its inception was, required to register as an investment company under the Investment Company Act. Since the date of its inception, each Company Fund (except each Company Fund that is a BDC) has been excluded from the definition of an investment company under the Investment Company Act by virtue of Section 3(c)(1) or Section 3(c)(7) thereof or otherwise is not an investment company within the meaning of Section 3(a)(1) or is excluded from the definition of an investment company under Section 3(c) of the Investment Company Act, and Schedule 4.15(a)(i) indicates the applicable exclusion or exemption being relied upon for each applicable Company Fund and, for any Company Fund relying on Section 3(c)(1) thereof, the number of “beneficial owners” (as determined under the Investment Company Act).

(b)    The Companies have made available to Acquiror all material Fund Documentation in effect as of the date hereof. No Company Group Entity nor, to the Knowledge of the Companies, any investor of any Company Fund is or has been in non-compliance with any Fund Documentation, except where such non-compliance would not reasonably be expected to be material to the Company Funds, taken as a whole. No “event of default” exists under the indenture relating to any Collateralized Loan Vehicle. The Company has not received notice of redemption of any Collateralized Loan Vehicle.
(c)    Each Company Fund has entered into a written Client Contract whereby one or more Company Group Entities serves as investment adviser to such Company Fund. Each such Client Contract is in full force and effect. Each Company Fund currently is operated in compliance with its respective investment objectives, policies and restrictions, as set forth in the applicable Organizational Document or Fund Documentation for such Company Fund, except where such non-compliance would not reasonably be expected to be material to the Company Funds, taken as a whole. Since their initial offering, the limited partner interests or other ownership interests of each Company Fund (except each Company Fund that is a BDC and has an effective registration statement under the Securities Act, with respect to the period since the effectiveness of such registration statement) have been offered for sale pursuant to, and in compliance with, an exemption under the securities laws of each jurisdiction in which they have been sold or offered for sale (including (i) the requirements of the private placement exemption in Section 4(a)(2) of the Securities Act, including Regulation S or Regulation D, as applicable, (ii) the requirements of Rule 506 under the Securities Act, as applicable and (iii) all applicable state Laws and regulations in connection with its offering of securities), except where such non-compliance would not reasonably be expected to be material to the Company Funds, taken as a whole. Each of the Company Funds has made all filings required to be made with each jurisdiction in which it has offered and sold securities, in each case, except as would not reasonably be expected to be material to the Company Funds, taken as a whole. All of the outstanding units or other ownership interests of each Company Fund (as applicable) are duly authorized and validly issued, and none of such limited partner interests or other ownership interests have been issued in violation of any applicable Law or Contract, except where such violation would not reasonably be expected to be material to the Company Funds, taken as a whole. The private placement memorandum or other offering document (as applicable and if any) of each Company Fund and each quarterly and annual report (as applicable and if any) to the investors in each Company Fund has at all times since the original offering of units or other ownership interests in such Company Fund (as applicable) complied in all material respects with all applicable Laws, except where such non-compliance would not reasonably be expected to be material to the Company Funds, taken as a whole. Each Company Fund is and has been since its inception, operated in compliance with all applicable Law in all material respects, except where such non-compliance would not reasonably be expected to be material to the Company Funds, taken as a whole.
(d)    Each Company Group Entity and Company Fund maintains all documentation necessary to form the basis for, or demonstrate the calculation of, performance figures appearing in Fund Documentation or Marketing Literature as required by Rule 204-2 under the Advisers Act.
(e)    The audited balance sheets of each Company Fund (to the extent such audited balance sheets exist), as of the last day of the most recent three (3) fiscal years (or, if applicable, such lesser number for which available) of such Company Fund, and the related income statements and statements of cash flows for the years then ended of each Company Fund, as of the last day of its most recent quarter (if subsequent to the last day of its most recent fiscal year) have been prepared in accordance with GAAP or IFRS, as applicable, applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto) and fairly present in all material respects the financial position and financial results of each Company Fund as of the dates thereof and for the periods then ended (subject to normal year-end adjustments in the case of any unaudited financial statements). The Companies have previously provided to Acquiror true and correct copies of such balance sheets and related financial statements. No Company Fund is subject to any Liabilities except (i) as and to the extent specifically disclosed in the audited balance sheet of such Company Fund as of the last day of its most recent fiscal year, (ii) executory contractual obligations that (A) were incurred after the date of such applicable audited balance sheet in the ordinary course of business consistent in nature and amount with past practice of the relevant Company Fund and (B) do not arise from any breach or violation of, or default under, such contracts, or (iii) are not individually or in the aggregate material to the Business.
(f)    Except as set forth in Schedule 4.15(f), to the Knowledge of the Companies no Company Group Entity owns, controls or holds, in each case, directly or indirectly, any securities in any Collateralized Loan Vehicle.
(g)    “Benefit plan investors” (as defined in Section 3(42) of ERISA) do not hold 25% or more of any class of equity interest of such Collateralized Loan Vehicle, as determined in accordance with the Plan Asset Regulations.

(h)    There are no Contracts of the Company Group Entities or Company Funds that would result in the matters set forth on Schedule 4.15(h).
Section 4.16    Side Letters. Each Side Letter, including all amendments, modifications and supplements thereto (and/or summaries thereof), has been made available to the Acquiror Parties in the Data Room as of the date hereof, and is a valid and binding obligation of the applicable Company Fund and, to the Knowledge of the Companies, the other party or parties thereto, except as enforcement may be limited by the Bankruptcy and Equity Exception. No Company Fund or to the Knowledge of the Companies, any other party thereto: (i) has terminated, canceled or substantially modified, or threatened to terminate, cancel or substantially modify, any Side Letter or (ii) is in default under any Side Letter, except where such default would not reasonably be expected to be material to the Company Group Entities and the Company Funds, taken as a whole.
Section 4.17    ERISA Clients.
(a)    No Company Group Entity holds Plan Assets or is subject to any state, local or other law, regulation, policy, procedure, judgment or order that is substantially similar to Title I of ERISA or Section 4975 of the Code (“Similar Law”). Except as set forth on Schedule 4.17(a), (i) no Client or Company Fund that is structured as a “hardwired” feeder vehicle (i.e., an ERISA Client formed for the purpose of investing in an underlying master fund and with respect to which no Company Group Entity is intended to be a “fiduciary” (as defined in Section 3(21) of ERISA) (an “ERISA Fiduciary”)) holds Plan Assets, (ii) other than a Client or Company Fund disclosed on Schedule 4.17(a) pursuant Section 4.17(a)(i), no portion of the assets of any Client or Company Fund constitutes (or has within the past six (6) years constituted) Plan Assets, (iii) no portion of the assets of any Client or Company Fund is (or has been) subject to any Similar Law, and (iv) no more than 24.99 percent of the value of any class of equity interests in any Company Fund is held by any “governmental plan” (as defined in Section 3(32) of ERISA). With respect to any Company Fund scheduled pursuant to Section 4.17(a)(iv), the applicable “governmental plan(s)” shall also be specified in Schedule 4.17(a)(iv).
(b)    Except as set forth in Schedule 4.17(b), no Company Group Entity is acting as an ERISA Fiduciary with respect to any “employee benefit plan” subject to Title I of ERISA, “plan” subject to Section 4975 of the Code or other entity or account the assets of which are subject to Title I of ERISA and/or section 4975 of the Code. None of the Company Group Entities is (or has within the past six (6) years been) precluded from acting as an ERISA Fiduciary by operation of Section 411 of ERISA. Except as set forth in Schedule 4.17(b), (i) no Company Group Entity has been appointed as an “investment manager” (as defined in Section 3(38) of ERISA) with respect to any Client or Company Fund and (ii) no “benefit plan investor” (as defined in Section 3(42) of ERISA) holds 10% or more of any Company Fund set forth on Schedule 4.17(a).
(c)    With respect to any Client or Company Fund subject to a standard of care that is substantially similar to ERISA’s “prudent person” standard of care (the “Prudent Person Standard”), the relevant Company Group Entities have complied with the Prudent Person Standard in connection with the provision of services to such Client or Company Fund.
(d)    Each Company Group Entity providing services to an ERISA Client meets the conditions to qualify as (and will exercise such commercially reasonable efforts as may be required to continue to meet the conditions to qualify as) a “qualified professional asset manager” (within the meaning of Department of Labor Prohibited Transaction Class Exemption 84-14, as amended) (“PTCE 84-14”). PTCE 84-14 has not been unavailable to any Company Group Entity providing services to an ERISA Client in the past six (6) years and is not unavailable with respect to transactions involving the assets managed by any such Company Group Entity (i) by virtue of Section I(e) of PTCE 84-14 or (ii) by virtue of Section I(g) of PTCE 84-14, as in effect on the date hereof.
(e)    In connection with the performance of services for each ERISA Client: (i) no Company Group Entity has engaged in a non-exempt “prohibited transaction” under ERISA and/or section 4975 of the Code within the last six (6) years; and (ii) each Company Group Entity has complied with the fiduciary and “prohibited transaction” rules under ERISA and/or section 4975 of the Code. No Company Group Entity engages in or has engaged in any revenue-sharing arrangements with respect to the assets of any ERISA Clients.
(f)    In connection with the performance of services for any Client or Company Fund, no Company Group Entity has engaged in any transaction that would reasonably be expected to result in a violation of any law, regulation, policy, judgment or order (or a breach of any contractual obligation) applicable to such Client or Company Fund by reason of such Client or Company Fund being or constituting the assets of any such “governmental plan(s)” (as defined in Section 3(32) of ERISA).

(g)    No Company Group Entity (i) maintains any “group trust” within the meaning of IRS Revenue Ruling 81-100, as clarified and modified by IRS Revenue Ruling 2004-67, collective investment trusts or similar accounts (in either case satisfying the conditions of Section 3(c)(11) of the Investment Company Act) whose assets are deemed to include Plan Assets, (ii) sponsors any master or prototype plans or individual retirement accounts, or (iii) has obtained (or is in the process of requesting) any “prohibited transaction” individual exemptions from the U.S. Department of Labor (the “DOL”).
(h)    To the Knowledge of the Companies, there are no actions, suits, claims or disputes pending, or, threatened, anticipated or expected to be asserted against or with respect to any Company Group Entity or any of their Affiliates concerning its conduct of business with respect to any Client or Company Fund that is an ERISA Client or that is subject to Similar Law. No Company Group Entity nor any of their Affiliates has been the direct or indirect subject of any Department of Labor investigation or a non-audit or examination by any governmental agency in connection with the conduct of its business in respect of any Client or Company Fund concerning any ERISA Client or any Client that is subject to Similar Law.
(i)     Except as otherwise set forth on Schedule 4.17(i), with respect to the assets of any ERISA Client as to which any Company Group Entity provides services, no such assets are invested in, or otherwise utilize any product or service sponsored or maintained by any Acquiror Party or any Affiliate thereof (i.e., one or more of any Acquiror Party’s and its Affiliates’ mutual funds, collective investment trusts, investment funds, cash sweep or other investment management or advisory services).
Section 4.18    Taxes.
(a)    Each of the Company Group Entities and Company Funds has (i) duly and timely filed with the appropriate Taxing Authority all federal income and other material Tax Returns required to be filed by, or with respect to, it, and all such Tax Returns are true, correct and complete in all material respects and (ii) has timely paid (or has had paid on its behalf) in full all material amounts of Taxes due and payable by it (whether or not reflected on any Tax Return).
(b)    There are no material Encumbrances for Taxes upon the assets or properties of any Company Group Entity or of any Company Fund, except for Permitted Encumbrances. No agreement waiving or extending, or having the effect of waiving or extending, the statute of limitations or the period of assessment or collection of any Taxes, in each case, of any Company Group Entity or Company Fund has been filed or entered into with any Taxing Authority and remains in effect with respect to any material Taxes or material Tax Returns.
(c)    No jurisdiction in which any Company Group Entity or any Company Fund does not pay a particular Tax or file a particular Tax Return has made a written claim or written assertion that any Company Group Entity or any Company Fund is or may be subject to a particular Tax or required to file a particular Tax Return in such jurisdiction.
(d)    There are no U.S. federal, state, local or non-U.S. audits or other Proceedings with regard to any material Taxes or material Tax Returns of or including any Company Group Entity or any Company Fund and no Company Group Entity or Company Fund has received written notification that such an audit or other Proceeding is threatened with respect to any material amount of Taxes owed by, or any material Tax Return filed by or with respect to, a Company Group Entity or Company Fund. No deficiencies or adjustments for any material amount of Taxes have been proposed, asserted, assessed or otherwise threatened in writing against any Company Group Entity or Company Fund that has not been paid in full.
(e)    No Company Group Entity or Company Fund is a party to, is bound by, or has any obligation under, any Tax Sharing Agreement, other than a Tax Sharing Agreement the parties to which include only the Company Group Entities or the Company Funds.
(f)    No Company Group Entity or Company Fund (or any predecessor of any of the foregoing) has been a member of any U.S. federal, state, local or non-U.S. consolidated, combined, unitary or similar group and no Company Group Entity or Company Fund has liability for the Taxes of another Person under Treasury Regulations Section 1.1502-6 or any similar provision of state, local or non-U.S. Laws, by operation of Law, by Contract or assumption.
(g)    Each Company Group Entity and each Company Fund has complied in all material respects with (i) all applicable Laws relating to the payment and withholding of Taxes and has, within the time and manner prescribed by Law, withheld and paid over to the proper Taxing Authorities all material amounts required to be withheld and paid over under all applicable Laws and (ii) all Tax information reporting, collection and retention provisions of applicable Laws. All material amounts required to have been paid by a Company Group Entity or a Company Fund under Section 1446 of the Code have been timely paid, and no Company Group Entity or Company Fund is required to deduct and withhold any material amount under Section 1446(f)(4) of the Code.
(h)    No Company Group Entity or Company Fund has (i) participated in any “listed transaction” within the meaning of Treasury Regulations Section 1.6011-4 (or any similar or comparable provision of state, local or non-U.S. law), or (ii) requested or received any Tax ruling, technical advice memorandum or similar document, transfer pricing agreement, or similar agreement or signed an agreement with any Taxing Authority.
(i)    Since its formation (or such other date as set forth on Schedule 4.18(i)), each of the Company Group Entities has been classified for U.S. federal income tax purposes as set forth on Schedule 4.18(i). None of the Company Group Entities and Company Funds that is treated as a partnership for U.S. federal income tax purposes is or has been treated at any time since its formation as a publicly traded partnership within the meaning of Section 7704 of the Code.
(j)    No Company Group Entity or Company Fund has a deferred payment obligation pursuant to Section 965 of the Code.
(k)    No Company Group Entity or Company Fund has sought any relief under, or taken any action in respect of, any provision of the CARES Act relating to Taxes.
(l)    Each Company Group Entity has provided or made available to Acquiror true, correct and complete copies of (a) the Tax Returns of such Company Group Entity (including any amendments thereto) filed on or prior to the date of this Agreement for each taxable year beginning on or after January 1, 2020 and (b) all examination reports and statements of deficiencies, if an, relating to the audit of such Tax Returns by any Taxing Authority, for each taxable year beginning on or after January 1, 2020.
(m)    No Company Group Entity or Company Fund has distributed stock of another Person, or has had its stock distributed by another Person, in a transaction that was purported or intended to be governed in whole or in part by Section 355 or Section 361 of the Code.
(n)    To the Knowledge of the Companies, there are no interests in or securities issued by API, Founder Holdings A, Founder Holdings G, New API II or the Companies that were within the three (3) years preceding the date hereof acquired or issued by reason of employment or in connection with the performance of services and/or that are subject to vesting for which: (i) in respect of any ”United States person” within the meaning of Section 7701(a)(30) of the Code, no valid and timely election was filed pursuant to Section 83(b) of the Code; or (ii) in respect of any individual who is resident for tax purposes in the United Kingdom, or is otherwise subject to tax under the laws of the United Kingdom, either less than the initial unrestricted market value was paid for those interests or securities or no valid election under section 431(1) of the Income Tax (Earnings and Pensions) Act 2003 was executed within the required timeframe in respect of those interests or securities.
Section 4.19    Benefit Plans; Employees.
(a)    Schedule 4.19(a) lists each material Plan and indicates each such Plan that is a Non-U.S. Plan. For purposes of this Agreement, “Plan” means each “employee benefit plan” within the meaning of Section 3(3) of ERISA, whether or not subject to ERISA, and each bonus, deferred compensation, incentive compensation, stock purchase, stock option, stock appreciation right, phantom equity or other equity-based incentive, severance, termination, change in control, retention, employment, consulting, hospitalization or other medical, dental, vision, life or insurance, disability, paid vacation, paid sick time or other paid time off, fringe benefit or other welfare, supplemental unemployment benefits, profit-sharing, pension, retirement plan, defined benefit pension, retiree medical or welfare program, agreement or arrangement, and each other compensation or benefit plan, program, agreement or arrangement, sponsored, maintained or contributed to or required to be maintained or contributed to by either a Company Group Entity or by any trade or business, whether or not incorporated, that together with any Company Group Entity would be deemed a “single employer” under Section 414 of the Code (an “ERISA Affiliate”) for the benefit of any current or former member, director or other individual service provider of either a Company Group Entity or any ERISA Affiliate, or any of their respective dependents or beneficiaries, or with respect to which any a Company Group Entity has or could have any material liability (including joint, several or contingent liability), in each case, whether written or unwritten, qualified or nonqualified, funded or unfunded but excluding any statutory or government mandated plans (the “Plans”). With respect to each Plan listed on Schedule 4.19(a), the Companies have provided to Acquiror complete copies of, to the extent applicable (i) the Plan document, adoption agreement, and all amendments thereto (or if no written plan exists, a written summary of the material terms of such Plan), (ii) the summary plan description and summary of any material modifications; (iii) the most recent determination or opinion letter issued by the IRS; (iv) the most recent annual report filed with any Governmental Authority (e.g., Form 5500 and all schedules thereto); (v) non-discrimination testing results for the most recent three (3) plan years; (vi) all trust agreements, insurance contracts and other funding agreements (including group annuity contracts, insurance policies, administrative services contracts and investment management agreements) related to such Plan and the most recent actuarial valuation or financial statements; and (vii) all material correspondence, and all non-routine filings made, with any Governmental Authority within the three (3) years preceding the date hereof.
(b)    Except as disclosed on Schedule 4.19(b), at no time have either any Company Group Entity or any ERISA Affiliate (i) maintained, established, sponsored, participated in or contributed to any Plan that is subject to Title IV of ERISA, Section 302 of ERISA or Section 412 of the Code or (ii) incurred any liability or had a lien imposed under Title IV of ERISA or Section 412 of the Code.
(c)    Except as disclosed on Schedule 4.19(c), within the last three (3) years, no Company Group Entity or any ERISA Affiliate thereof has maintained, sponsored, participated in or contributed to any Plan that is a (i) “multiemployer plan,” as defined in Section 3(37) of ERISA (each, a “Multiemployer Plan”), (ii) “multiple employer welfare arrangement” as defined in Section 3(40) of ERISA or (iii) a “multiple employer plan” as defined in Section 210 of ERISA or Section 413(c) of the Code.
(d)    Except as would not result in material liability to the Company Group Entities taken as a whole, within the last three (3) years no Company Group Entity has engaged in a transaction or has taken or failed to take any action with respect to a Plan in connection with which the Company Group Entity would reasonably be expected to be subject to any material liability for either a civil penalty assessed pursuant to Section 409 or 502 of ERISA or a tax imposed pursuant to Section 4975(a) or (b), 4976 or 4980B of the Code.
(e)    Except as would not result in material liability to the Company Group Entities taken as a whole, each of the Plans has been adopted, operated and administered in compliance with its terms and in compliance with applicable Laws, including ERISA and the Code.
(f)    Except as would not result in material liability to the Company Group Entities taken as a whole, each Plan that is intended to be “qualified” within the meaning of Section 401(a) of the Code is so qualified and to the Knowledge of the Companies, there are no circumstances that could reasonably be expected to adversely affect such qualification under Section 401(a) of the Code or result in the imposition of any liability, penalty or tax under ERISA or the Code.
(g)    Except as would not result in material liability to the Company Group Entities taken as a whole or as disclosed on Schedule 4.19(g), no Plan provides death, life insurance or medical or welfare benefits (whether or not insured) with respect to current or former member, officer, director, employee or other individual service provider, or any beneficiary thereof, of any Company Group Entity or any ERISA Affiliate after retirement or other termination of service (other than (i) coverage mandated by under Section 4980B of the Code, Part 6 of Title I of ERISA or any other applicable Laws or (ii) death benefits or retirement benefits under any “employee pension plan,” as that term is defined in Section 3(2) of ERISA).
(h)    Except as disclosed on Schedule 4.19(h), the consummation of the Transactions will not, either alone or in combination with any other event or the passage of time, (i) entitle any current or former member or partner of any Company Group Entity to transaction or special bonus payments, severance pay or any other similar bonus or termination payment under any Plan or otherwise or (ii) accelerate the time of payment, funding or vesting, or increase the amount of or otherwise enhance any benefit or compensation due any such member, employee, officer, director, independent contractor or consultant under any Plan.
(i)    Except as disclosed on Schedule 4.19(i), no amount or benefit that will or may be received (whether in cash or property or the vesting of property), as a result of the consummation of the Transactions by any member, employee, director or other individual service provider of any Company Group Entity under any Plan or otherwise would not be deductible by reason of Section 280G of the Code or would be subject to an excise tax under Section 4999 of the Code. No Company Group Entity has any indemnity or gross-up obligation on or after the Closing Date for any Taxes imposed under Section 4999 or 409A of the Code.

(j)    Except as would not result in material liability to the Company Group Entities taken as a whole, there are no pending, threatened or, to the Knowledge of the Companies, anticipated material claims by or on behalf of any Plan, by any participant, beneficiary or alternate payee under any such Plan or otherwise involving any such Plan (other than non-material routine claims for benefits).
(k)    To the Knowledge of the Companies, except as would not result in material liability to the Company Group Entities taken as a whole, no Plan is under audit or investigation by the Internal Revenue Service, the Department of Labor, the Pension Benefit Guaranty Corporation or other Governmental Authority, nor to the Knowledge of the Companies, is any such audit or investigation pending or threatened.
(l)    Except as would not result in material liability to the Company Group Entities taken as a whole, none of the performance fees or management fees to which any Company Group Entity is entitled have been deferred under a nonqualified deferred compensation plan of a nonqualified entity within the meaning of Section 457A of the Code.
(m)    Except as would not result in material liability to the Company Group Entities taken as a whole, all payments required by each Plan or by Law (including all contributions, distributions, reimbursements, insurance premiums or intercompany charges) with respect to all prior periods have been made or provided for by the applicable Company Group Entity in accordance with the provisions of each of the Plans, applicable Law and GAAP.
(n)    Except as would not reasonably be expected to be material to any Company Group Entity, taken as a whole, to the Knowledge of the Companies, (i) each Plan that is a health plan that is subject to the Patient Protection and Affordable Care Act and the Health Care and Education Reconciliation Act of 2010 (collectively, the “2010 Health Care Law”) is in compliance therewith; (ii) the operation of each Plan that is a health plan that is subject to the 2010 Health Care Law has not, with respect to periods prior to the Closing Date, resulted in the incurrence of any penalty or Tax to any Company Group Entity pursuant to the 2010 Health Care Law; (iii) there is not, with respect to periods prior to the Closing Date, any liability or excise tax under Section 4980H(a) of the Code; and (iv) for periods prior to the Closing Date, it is not anticipated that any Company Group Entity will incur a penalty or excise tax under Section 4980H(b) of the Code or that any Company Group Entity has a reporting obligation or will incur a excise tax under Section 4980D of the Code. The Company Group Entities, or their designees, shall prepare, file and distribute all Forms 1094-C and 1095-C for 2023 and, at Closing, the Company Group Entities shall transfer to Acquiror all prior year and current year data required for reporting under Code Sections 6055 and 6056, as applicable, to the extent such transfer is permitted by Law.
(o)    Except as set forth on Schedule 4.19(o), no Tax penalties or additional Taxes have been imposed or would be reasonably expected to be imposed on any member, current or former employee, officer, director, independent contractor or consultant of any Company Group Entity, and no acceleration of Taxes has occurred or would be reasonably expected to occur with respect to any member, current or former employee, officer, director, independent contractor or consultant of any Company Group Entity, in each case as a result of a failure to comply with Section 409A of the Code with respect to any Plan that is a “nonqualified deferred compensation plan” within the meaning of Section 409A of the Code.
(p)    Except as would not result in material liability to the Company Group Entities taken as a whole, each Non-U.S. Plan has, to the extent intended or required to be qualified, approved or registered by or with a Governmental Authority, been so qualified, approved or registered by or with such Governmental Authority and, to the Knowledge of the Companies, no condition or circumstance exists that would reasonably be expected to jeopardize such qualification, approval or registration, as applicable. To the Knowledge of the Companies, there is no unfunded benefit liability attributable to any Non-U.S. Plan.
(q)    Except as would not result in material liability to the Company Group Entities taken as a whole, (i) no current or former director, officer, employee, independent contractor or other individual service provider of any Company Group Entity has any rights in connection with an occupational pension scheme which have become obligations or liabilities of any Company Group Entity pursuant to the UK Transfer of Undertakings (Protection of Employment) Regulations 2006 or the Acquired Rights Directives (EC Directive 2001/23/EC), and (ii) no Company Group Entity has ever been an employer under, connected with or an associate of an employer under, or has any liability in relation to, an occupational pension scheme (such terms having the meanings given to them for the purposes of sections 38 to 51 of the UK Pensions Act 2004 other than a money purchase pension scheme (as such term is defined in the UK Pension Schemes Act 1993).

(r)    There have been no loans made to or for the benefit of any current or former officer or employee of any Company Group Entity who is resident for tax purposes in the United Kingdom or is otherwise subject to tax under the laws of the United Kingdom (or anyone linked with such individual) by a third party which has given or could give rise to a charge under Part 7A of the Income Tax (Earnings and Pensions) Act 2003.
Section 4.20    Intellectual Property and Information Technology.
(a)    Each Company Group Entity and Company Fund exclusively owns or otherwise has the valid and enforceable right to use all Intellectual Property Rights necessary for or used in the conduct of the Business as currently conducted, including with respect to the conduct and operation of the business of each Company Fund, and will continue to have such rights immediately after the Closing. Schedule 4.20(a) sets forth a true and correct list of all (i) registered and applied-for Intellectual Property Rights, including patents, trademarks, copyrights, domain names and social media accounts and handles, (ii) material unregistered trademarks, and (iii) material Software, in each case included in the Company IPR, and, specifying as to each such item, as applicable, the owner(s) of record (and, in the case of domain names, the registrant, and in the case of social media accounts, the account holder), jurisdiction of application and/or registration, the application and/or registration number, the date of application and/or registration and the status of application and/or registration.
(b)    Each item of Company IPR required to be identified in Schedule 4.20(a)(i): (i) is registered and/or recorded in the name of a Company Group Entity or Company Fund, is in full force, has been duly applied for and registered in accordance with applicable Law, and is subsisting, valid and, to the Knowledge of the Companies, enforceable; and (ii) has not been and is not involved in any opposition, cancellation, interference, invalidity, inter partes review, reissue, reexamination or other similar proceeding. All required filings and fees related to each item of Company IPR required to be identified in Schedule 4.20(a)(i) have been timely filed with and paid (after giving effect to permitted extensions of relevant deadlines) to the relevant Governmental Authorities and authorized registrars. No Company Group Entity or Company Fund has taken any action or failed to take any action that has caused or will cause any material Company IPR to enter the public domain.
(c)    Except as set forth in Schedule 4.20(c)(i), a Company Group Entity or Company Fund exclusively owns all right, title and interest in and to (i) all Company IPR, including the investment track records, of such Company Group Entity and (ii) all Intellectual Property Rights developed by employees or consultants for such Company Group Entity or Company Fund, in each case, free and clear of all Encumbrances, other than Permitted Encumbrances and other licenses pursuant to IP Contracts listed on Schedule 4.20(c)(ii). With respect to Company IPR, including investment track records, that is not solely owned by the Company Group Entity or Company Fund, Schedule 4.20(c)(i) identifies all other owners and the nature of such ownership interest. The Company Group Entities and Company Funds have valid and enforceable rights to use the “Angelo, Gordon & Co.” name and Angelo Gordon trademark as that name and that trademark are currently being used by the Company Group Entities or Company Funds, subject to the terms of any IP Contract governing the use thereof.
(d)    No Company IPR are or have been the subject of, any lawsuit, Proceeding, or other judicial, administrative or arbitral proceeding (“IPR Proceeding”) or any judicial, administrative or arbitral order, judgment, award, order, decree, injunction, settlement or stipulation that bars or limits the use of Company IPR or relating to its use of Intellectual Property Rights, including any IPR Proceeding involving any claim that any Company Group Entity or Company Fund is infringing, misappropriating, diluting or otherwise violating, or has infringed, misappropriated, diluted or otherwise violated the Intellectual Property Rights of any other Person.
(e)    The conduct of the Business as currently conducted (including the current use of the “Angelo, Gordon & Co.” name and Angelo Gordon trademark) does not infringe, misappropriate or otherwise violate any Intellectual Property Rights of any other Person, and has not done so in the last three (3) years. There is no action pending or threatened in writing against any Company Group Entity or Company Fund (including any claim that any Company Group Entity or Company Fund must license or refrain from using any Intellectual Property Rights or IT Asset of any other Person) making such a claim. To the Knowledge of the Companies, no other Person has in the last three (3) years infringed on, misappropriated or otherwise violated, or is infringing on, misappropriating or otherwise violating any Company IPR.
(f)    In the last three (3) years, the Company Group Entities and Company Funds have not received any written notice, complaint, demand, threat or other written communication stating, alleging or otherwise suggesting the possibility that any Company IPR or any IP Contracts are invalid or unenforceable, or challenging the Company Group Entities’ or Company Fund’s ownership of or right to use any Company IPR or Intellectual Property Rights under any IP Contracts, including any written cease and desist, invitation to license or other communication alleging, expressly or implicitly, that any Company Group Entity or Company Fund requires any license with respect to, or is infringing, misappropriating, diluting or otherwise violating, or has infringed, misappropriated, diluted or otherwise violated, the Intellectual Property Rights of any other Person. In the last three (3) years, the Company Group Entities and Company Funds have not sent any written notice or other written communication to or asserted or threatened in writing any Proceeding against any Person involving or relating to any Company IPR nor have the Company Group Entities or Company Funds acquiesced in any such potential action or claim.
(g)    The Company Group Entities and the Company Funds take and have in the last three (3) years taken reasonable measures to protect and maintain all Company IPR, including the confidentiality of all Trade Secrets used or held for use by the Company Group Entities and Company Funds (including any Trade Secrets owned by any Person to whom the Company Group Entities or Company Funds have confidentiality obligations). No such Trade Secrets have been disclosed by any Company Group Entity or Company Fund, except pursuant to appropriate non-disclosure and/or license agreements. No Founder or current or former employee or consultant of any Company Group Entity or Company Fund has made any claims with respect to, or owns any rights in or to, any Company IPR. All material Company IPR was: (i) developed by employees of a Company Group Entity or Company Fund working within the scope of their employment, and constitutes a work for hire at the time of such development, or assigned to a Company Group Entity or Company Fund pursuant to a valid and enforceable written assignment agreement or (ii) developed by independent contractors or other third parties who have executed written instruments of assignment that have conveyed to a Company Group Entity or Company Fund ownership of all of his, her, or its rights, title, and interest in and to such Intellectual Property Rights.
(h)    The IT Assets owned, used or held for use by the Company Group Entities and Company Funds (the “Business IT Assets”) are adequate for, and operate and perform in all material respects in accordance with their documentation and functional specifications and otherwise as required in connection with, the operation of the Business. In the past six (6) years, no Company Group Entity or Company Fund has experienced a material disruption of its respective business (including the Business) due to the malfunction, failure or other disruption of the Business IT Assets. The Business IT Assets are lawfully owned by, licensed by or leased by, the Company Group Entities and Company Funds, and the Company Group Entities and Company Funds will continue to have such rights immediately after the Closing. The Business IT Assets are (i) to the Knowledge of the Companies, free from material bugs and other defects, (ii) have not materially malfunctioned or failed within the past three (3) years, and (iii) do not contain any viruses, Trojan horses, malware or similar devices. The Company Group Entities and Company Funds have taken commercially reasonable steps to maintain and safeguard the internal and external integrity and security of the Business IT Assets and the data that such Business IT Assets contain (including the data of Clients). The Company Group Entities and the Company Funds have taken commercially reasonable steps to provide for the archival, back-up, recovery and restoration of data and information used in their businesses and the Company Group Entities and Company Funds have implemented commercially reasonable backup, security and disaster recovery measures and technology consistent with industry practices, and, to the Knowledge of the Companies, no Person has obtained unauthorized access to any Business IT Assets. Neither the Company Group Entities nor the Company Funds have been subjected to an audit of any kind in connection with any Contract pursuant to which they use any third-party IT Asset, nor received notice of intent to conduct any such audit.
(i)    No Software included in Company IPR (“Company Software”) or tangible embodiments thereof have been placed in escrow. No Company Software was developed in whole or in part using any Open Source Software in a manner that would (i) require any portion of the Company Software to be disclosed, delivered, distributed, licensed or otherwise made available in source code form, (ii) limit the freedom of a Company Group Entity or Company Fund to seek full compensation in connection with the marketing, licensing or distribution of any of the products or services of any Company Group Entity or Company Fund, or (iii) authorize a third-party to decompile, disassemble or otherwise reverse engineer any Company Software (except to the extent permitted under applicable Laws). To the Knowledge of the Companies, the Company Group Entities and Company Funds are in compliance with their Contracts relating to Open Source Software, including attribution and notice obligations.
(j)    With respect to all Company Software, a Company Group Entity or Company Fund (a) is in actual possession or control of the applicable source code, object code, code writes and all material notes, documentation and know-how to the extent required for use, distribution, development, enhancement, maintenance and support of such Software, and is readily able to compile object code versions of all products and services of the Company Group Entities and Company Funds and (b) has the right to use all software development tools, library functions, compilers and other Software that is required to operate, modify, distribute and support such Company Software. To the Knowledge of the Companies, there has been no unauthorized theft, reverse engineering, decompiling, disassembling or other unauthorized disclosure to a third party of or unauthorized access by a third party to any material, current source code for any product or service of a Company Group Entity or Company Fund. A Company Group Entity or Company Fund is the sole and exclusive owner of the source code for all Company Software and no other Person has any right, title or interest in or to any such source code. No Company Group Entity or Company Fund has disclosed source code for any Company Software to any Person (other than employees, contractors and service providers contributing to the development, enhancement, maintenance and service of such Company Software). None of the Company Software is subject to any Contract or obligation that would prevent the transfer of such Company Software or that would trigger an increased payment obligation as a result of the transactions contemplated herein.
Section 4.21    Insurance. Schedule 4.21 sets forth a true, correct and complete list of all material insurance policies and other self-insurance programs, bonds, fidelity bonds and similar arrangements maintained by the Company Group Entities on their properties, assets, products, business, professional services, management or personnel or with respect to which a Company Group Entity is an insured (the “Insurance Policies”). With respect to each Insurance Policy, (i) all of the Insurance Policies are in full force and effect, (ii) all premiums due and payable thereunder have been paid, (iii) no Company Group Entity or, to the Knowledge of the Companies, any other party to such Insurance Policy, is in default with respect to any provision contained in any Insurance Policy (including with respect to the payment or premiums or the giving of notices) or has failed to give any notice or present any claim under any Insurance Policy in due and timely fashion, (iv) no notice of cancellation or termination or non-renewal of, or notice of any material alteration to the scope of coverage under, any Insurance Policy has been received by any Company Group Entity with respect to any such policy and (v) to the Knowledge of the Companies, there exists no event, occurrence, condition or act (including the Transactions) that, with the giving of notice or the lapse of time, would entitle any insurer to terminate or cancel any such policies. To the Knowledge of the Companies, there has been no threatened material premium increase with respect to any such Insurance Policies. There are no material pending insurance claims for the Company Group Entities or the Company Funds with respect to any of the Insurance Policies.
Section 4.22    Brokers and Finders. Except as set forth on Schedule 4.22, no agent, broker, Person, financial advisor or other intermediary acting on behalf of any Company Group Entity or Company Fund is, or will be, entitled to any broker’s commission, finder’s fees or similar payment from any of the Parties, or from any Affiliate of any of the Parties, in connection with the Transactions.
Section 4.23    Labor and Employment.
(a)    Except as set forth on Schedule 4.23(a), except as otherwise required by law, (i) none of the employees of any of the Company Group Entities are represented by any labor union, labor organization, or similar Person; (ii) no Company Group Entity is party to any collective bargaining agreement or other Contract with any labor union, labor organization, or similar Person; (iii) to the Knowledge of the Companies, no union organization campaign is or has been in progress or threatened with respect to any employee or group of employees of the Company Group Entities; (iv) no labor dispute, walk out, strike, lockout, hand billing, slowdown, union election petition, demand for recognition, unfair labor practice, picketing, or work stoppage involving the employees of the Company Group Entities has occurred, is in progress or, to the Knowledge of the Companies, has been threatened in the past three (3) years; and (v) to the Knowledge of the Companies, there is no unfair labor practice charge or complaint, grievance, or labor arbitration pending or threatened against any of the Company Group Entities before the National Labor Relations Board or any Governmental Authority or arbitrator. All of the employees and other individual service providers who perform material services for the Business are employed or engaged by a Company Group Entity or an Affiliate.
(b)    Except as would not reasonably be expected to be material to the Company Group Entities taken as a whole, each Company Group Entity is and has been in the past three (3) years in compliance, with all applicable Laws relating to labor, employment, and employment practices, including provisions thereof relating to wages, hours, overtime, pay statements, meal and rest breaks, terms and conditions of employment, equal employment opportunity, collective bargaining, worker classification (including classification of individuals as employees or independent contractors, and classification of employees as exempt or nonexempt), health and safety, reimbursements, record-keeping, paid time off, plant closings and mass layoffs, immigration, employment discrimination, sexual or other harassment, training (including harassment training), disability rights or benefits, retaliation, pay equity, employee privacy, drug testing, background checks, hirings, terminations, workers’ compensation, leaves of absence (including the Family and Medical Leave Act, paid sick and safe leave, and leave relating to COVID-19), COVID-19 Measures, employee benefits, unemployment insurance, and the payment of social security and other Taxes. Except as would not reasonably be expected to result in material liability to the Company Group Entities taken as a whole, each employee and partner of each Company Group Entity is authorized to work for the Company Group Entities under applicable immigration Law, and no employee or partner is, or has been in the past three (3) years, employed or engaged by any Company Group Entity in violation of any immigration or similar requirements under applicable Laws. Except as would not reasonably be expected to result in material liability to the Company Group Entities taken as a whole, the Company Group Entities have properly completed and retained a Form I-9 for each employee and partner of the Company Group Entities to the extent required by applicable Law. Except as would not reasonably be expected to result in material liability to the Company Group Entities taken as a whole, each individual who is or has been, in the past three (3) years, employed by any Company Group Entity is and has been accurately classified as overtime exempt or overtime nonexempt under all applicable Laws. Each individual who is rendering or has, in the past three (3) years, rendered services to a Company Group Entity is and has been accurately classified as an employee, independent contractor, or otherwise under all applicable Laws.
(c)    Except as otherwise disclosed on Schedule 4.23(c), in the past three (3) years, no allegations of sexual or other harassment have been made to any Company Group Entity or Company Fund (or, to the Knowledge of the Companies, any other Person) against any Non-Founder Partner, or any other senior employee, director, officer, member, manager, or partner of any Company Group Entity, in each case, that has resulted or would be reasonably likely to result in material liability to any Company Group Entity or material damage to the reputation or business relationships of any Company Group Entity, and no Company Group Entity has entered into any settlement, consent decree, or other Contract resolving such allegations.
(d)    Except as otherwise disclosed on Schedule 4.23(d), and except (i) for any employees who are subject to an employment agreement or other Contract or form thereof that has been provided to Acquiror, or (ii) as required by any generally applicable Laws (and not pursuant to any Contract between any Company Group Entity and such employee) with respect to any employees outside of the United States, the employment or engagement of each employee and partner of each Company Group Entity is terminable on 60 days’ notice or less without severance (other than compensation in respect of the notice period). Except as previously disclosed to the Acquiror Parties, no Alabama Partner has submitted his or her resignation or, to the Knowledge of the API Entities, intends to resign within the twelve (12) months following the Closing Date. Except as would not reasonably be expected to be material to the Company Group Entities taken as a whole, all amounts that are or have been due or owing for all salary, wages, bonuses, commissions, paid time off, compensation, reimbursements, and benefits under the Plans, applicable Law, Contracts, policies, or otherwise have been fully and timely paid.
(e)    In the past three (3) years, no Company Group Entity has ordered or implemented a plant closing, mass layoff or similar event within the meaning of the Worker Adjustment and Retraining Notification Act or any similar Law with respect to which any material liability remains unsatisfied, and no plant closings, mass layoffs, or similar events are planned.
Section 4.24    Company Acknowledgment of Disclaimer of Other Representations and Warranties. The Companies acknowledge and agree that, except for the representations and warranties expressly made by the Acquiror Parties in Article V or in any other Transaction Document, (a) the Acquiror Parties do not make, and have not made, any representations or warranties, express or implied, at law or in equity, of any nature whatsoever relating to the Acquiror Parties, their Affiliates or their respective businesses or otherwise in connection with this Agreement, the other Transactions Agreements or the Transactions, including any representations or warranties arising from statute or otherwise in law, from a course of dealing or a usage of trade, and such Company is not relying on any representation or warranty of any Person except for those expressly set forth in Article V or in any other Transaction Document, and (b) no Person has been authorized by Acquiror to make any representation or warranty relating to the Acquiror Parties, their Affiliates or their respective businesses or otherwise in connection with this Agreement, the other Transactions Agreements or the Transactions, and if made, such representation or warranty shall not be relied upon by such Company as having been authorized by such entity.
ARTICLE V

REPRESENTATIONS AND WARRANTIES OF THE ACQUIROR PARTIES
Except as (i) set forth in the Acquiror Disclosure Schedule (it being agreed that any matter disclosed in the Acquiror Party Disclosure Schedule with respect to any section of this Article V shall be deemed to have been disclosed for purposes of each other Section or subsection of this Article V to the extent the applicability of such matter so referenced is reasonably apparent on the face of such included matter) and (ii) as disclosed in any publicly available PubCo SEC Document filed prior to the date hereof; provided that (x) in no event shall any risk factor disclosure under the heading “Risk Factors” or disclosure set forth in any “forward looking statements” disclaimer or other general statements to the extent they are cautionary, predictive or forward looking in nature that are included in any part of any PubCo SEC

Document (other than historical facts) be deemed to be an exception to, or, as applicable, disclosure for purposes of, any representations and warranties of Acquiror and PubCo contained in this Agreement and (y) matters disclosed in such PubCo SEC Documents shall not be deemed disclosed for purposes of Section 5.1, Section 5.2, Section 5.3, Section 5.4, Section 5.6, Section 5.7 or Section 5.8), the Acquiror Parties hereby represent and warrant, severally and not jointly, to the API Entities and the Companies as follows:
Section 5.1    Organization. Each Acquiror Party is duly formed or organized, validly existing and in good standing under the laws of the jurisdiction in which it was formed, organized or incorporated. Each Acquiror Party has the requisite power and authority to carry on its business and to own all of its properties and assets as currently conducted and owned, except where the failure to have such power or authority would not reasonably be expected to be material to the Acquiror Parties, taken as a whole. Each Acquiror Party is duly qualified to do business in each jurisdiction in which the nature of its business or the character or location of the properties and assets owned or operated by it makes such qualification necessary, except where the failure to have such qualification would not reasonably be expected to be material to the Acquiror Parties, taken as a whole.
Section 5.2    Authority; Validity of Agreements; No Violations.
(a)    Each Acquiror Party has full power and authority to execute and deliver this Agreement and each other Transaction Document to which such Acquiror Party is a party, and to perform its obligations hereunder and thereunder. Subject to the receipt of the PubCo Stockholder Consent, this Agreement and each other Transaction Document to which such Acquiror Party is a party, and the consummation of the transactions contemplated hereby and thereby, have been duly and validly authorized by all necessary corporate, limited liability or similar action on the part of such Acquiror Party and no other corporate, limited liability or similar proceedings on the part of such Acquiror Party are necessary to authorize the execution, delivery and performance of this Agreement or any other Transaction Document to which such Acquiror Party is or will be a party, and the consummation of the Transactions by such Acquiror Party. This Agreement and each other Transaction Document to which any Acquiror Party is a party constitute, or upon execution will constitute, a valid and legally binding obligation of such Acquiror Party, enforceable against such Acquiror Party in accordance with their respective terms, except as limited by the Bankruptcy and Equity Exception.
(b)    Assuming the truth and accuracy of the representations and warranties of the Company Entities set forth in Article IV, and subject to the receipt of the PubCo Stockholder Consent, none of the execution, delivery or performance of this Agreement or any other Transaction Document by the Acquiror Parties, nor the consummation by the Acquiror Parties of the Transactions, or compliance by the Acquiror Parties with any of the terms or provisions hereof and thereof or performance of their obligations hereunder and thereunder will, with or without the giving of notice, lapse of time or both: (i) violate any Law applicable to the Acquiror Parties; (ii) violate or result in a material breach of any of the Acquiror Parties’ Organizational Documents; (iii) require any Consent to be made or obtained by such Acquiror Parties; (iv) result in a violation or breach by such Acquiror Parties of any of the terms, conditions or provisions of any material Contract to which any Acquiror Party is a party, or by which any Acquiror Party or any of their material properties or assets may be bound; or (v) result in the creation of any Encumbrance upon Acquiror’s properties or assets, except in the case of clauses (iii), (iv) and (v), as would not reasonably be expected to be material to the Acquiror Parties, taken as a whole.
Section 5.3    Purchase for Own Account. Acquiror is acquiring the Acquired Interests for the purpose of investment for its own account, not as a nominee or agent, and not with a view to or for the public resale or distribution thereof in violation of federal or state securities Laws and with no present intention of distributing or reselling any part thereof. Acquiror acknowledges that the sale of the Acquired Interests hereunder has not been registered under the Securities Act or any state securities Laws, and that none of the Acquired Interests may be sold, transferred, offered for sale, pledged, hypothecated, or otherwise disposed of except pursuant to registration under the Securities Act, pursuant to an exemption from the Securities Act or in a transaction not subject thereto. Acquiror represents that it is an “Accredited Investor” as that term is defined in Rule 501 of Regulation D of the Securities Act.
Section 5.4    Investment Experience. Acquiror understands that the purchase of its Acquired Interests involves substantial risk. Acquiror acknowledges that it can bear the economic risk of its investment in the applicable Acquired Interests and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of this investment in the Acquired Interests.
Section 5.5    Legal Proceedings. There are no Proceedings pending or, to the Knowledge of the Acquiror Parties, threatened in writing against any Acquiror Party which seek to prevent, restrict or prohibit the Transactions or that, individually or in the aggregate, would reasonably be expected to be material to the Acquiror Parties, taken as a whole.

Section 5.6    Brokers and Finders. Except as set forth on Schedule 5.6, no agent, broker, Person, financial advisor or other intermediary acting on behalf of any Acquiror Party is, or will be, entitled to any broker’s commission, finder’s fees or similar payment from any of the Parties, or from any Affiliate of any of the Parties, in connection with the Transactions.
Section 5.7    Capitalization.
(a)    As of 5:00pm on May 12, 2023 (the “Capitalization Date”), the authorized capital stock of PubCo consists of (i) 2,240,000,000 shares of voting Class A Stock, (ii) 100,000,000 shares of nonvoting Class A Stock, (iii) 750,000,000 shares of Class B Stock (together with the Class A Stock, the “Common Stock”), and (iv) 25,000,000 shares of preferred stock, par value $0.001 per share, none of which were issued and outstanding. As of the Capitalization Date, there were (i) 72,252,574 shares of voting Class A Stock outstanding, (ii) 8,258,901 shares of nonvoting Class A Stock outstanding, (iii) 228,652,641 shares of Class B Stock outstanding, (iv) 27,811,302 shares of Class A Stock available for issuance under the TPG Inc. Omnibus Equity Incentive Plan (the “Omnibus Plan”), (v) 13,816,953 shares of Class A Stock subject to outstanding restricted stock units (the “PubCo Stock Units”), and (v) 1,237,286 shares of Class A Stock subject to outstanding performance share units (the “PubCo Performance Share Units”) assuming target-level achievement of all performance metrics (collectively, the “PubCo Issued Equity”).
(b)    All PubCo Issued Equity has been, or upon issuance will be, duly authorized and validly issued, fully paid and nonassessable and issued in compliance in all material respects with all applicable state and federal securities Laws and has not been, or upon issuance will not be issued in violation of any Encumbrance, purchase option, call option, right of first refusal, preemptive right, subscription right or any similar right under applicable Law, the Organizational Documents of PubCo or any Contract to which PubCo is a party or by which it is bound.
(c)    Except as set forth in this Section 5.7 or Schedule 5.7(a), as of the Capitalization Date, there were no (i) outstanding securities of PubCo convertible into, exchangeable or exercisable for shares of capital stock of PubCo or other equity interests of PubCo, (ii) authorized or outstanding options, preemptive rights, redemption rights, repurchase rights, warrants or other rights to purchase or acquire from PubCo, or obligations of PubCo to issue or sell, any equity interests, including securities convertible into or exchangeable for equity interests of PubCo, (iii) equity equivalents, interests in the ownership or earnings, or other similar rights of or with respect to PubCo, (iv) authorized or outstanding bonds, debentures, notes or other indebtedness that entitle holders to vote (or convertible or exercisable for or exchangeable into securities that entitle the holders to vote) with holders of shares of Common Stock on any matter or (v) voting trust agreements or other Contracts restricting or otherwise relating to voting, dividend rights or disposition of the equity interests of PubCo.
(d)    As of the Capitalization Date, (i) the issued and outstanding ownership interests of Acquiror consist of 309,164,116 Common Units and the Promote Units (as defined in the Acquiror Partnership Agreement). There are no other ownership interests of Acquiror authorized, issued or outstanding or any equity or any equity-based interests, economic interests, voting interests or other voting trusts, irrevocable proxies or other Contracts to which the Acquiror is a party or is bound with respect to the voting or consent of any ownership interests of Acquiror other than the ownership interests set forth in this Section 5.7(d) or on Schedule 5.7(d), nor are there any debt or other interests outstanding that are convertible into or exchangeable or exercisable for any such equity, economic or voting interests.
(e)    All of the issued and outstanding ownership interests of Acquiror have been, or upon issuance will be, duly authorized and validly issued, are fully paid and non-assessable, have not been issued in violation of, or subject to, any Equity Rights, and have been offered, sold and delivered by Acquiror, as applicable, in compliance in all material respects with all applicable state and federal securities and other applicable Laws and Contracts.
Section 5.8    Issuance of Common Units and Class B Shares. Subject to the receipt of the PubCo Stockholder Consent, the issuance and delivery of the Common Units and Class B Stock in accordance with this Agreement has been duly authorized by all necessary corporate action on the part of each Acquiror Party and, when issued as contemplated hereby, such Common Units and Class B Stock shall be duly authorized, duly and validly issued, fully paid and nonassessable and not subject to, or issued in violation of, any purchase option, call option, right of first refusal, preemptive right, subscription right or any similar right under any Acquiror Party’s Organizational Documents, as applicable, or any Contract to which any Acquiror Party or any of their respective Subsidiaries is a party or otherwise bound. The Common Units and Class B Stock, when so issued and delivered in accordance with the provisions of this Agreement, shall be free and clear of all Encumbrances, other than restrictions on transfer created by applicable securities Laws or set forth in the Transaction Documents and will not have been issued in violation of applicable Laws or applicable Nasdaq rules or regulations.

Section 5.9    Subsidiaries. Exhibit 21.1 of PubCo’s annual report on Form 10-K for the fiscal year ended December 31, 2022 sets forth a true, correct and complete list of the Acquiror Parties’ “significant subsidiaries,” as such term is defined in Rule 1-02 of Regulation S-X (“significant subsidiaries”). Each significant subsidiary is duly qualified to do business in each jurisdiction in which the nature of its business or the character or location of the properties and assets owned, leased or operated by it makes such qualification necessary, except where the failure to be so qualified, licensed or registered would not reasonably be expected to be material to the Acquiror Parties, taken as a whole. Each Organizational Document of each significant subsidiary is in full force and effect and no significant subsidiary is in default under or in violation of any provision of any of its Organizational Documents, except as would not reasonably be expected to be material to the Acquiror Parties, taken as a whole.
Section 5.10    SEC Filings and PubCo Financials.
(a)    PubCo has timely filed all forms, reports, schedules, statements, registration statements, prospectuses and other documents required to be filed or furnished by PubCo with the SEC under the Securities Act and/or the Securities Exchange Act, together with any amendments, restatements or supplements thereto (the “Reporting Documents”). Each Reporting Document (i) at the time filed, complied in all material respects with the requirements of the Sarbanes-Oxley Act of 2002, the Securities Exchange Act and the Securities Act, as applicable to such Reporting Document and (ii) did not at the time it was filed (or if amended or superseded by a filing or amendment prior to the date of this Agreement, then at the time of such filing or amendment) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.
(b)    The financial statements and notes contained or incorporated by reference in (i) PubCo’s annual reports on Form 10-K for the fiscal years ended December 31, 2021 and December 31, 2022 and PubCo’s quarterly reports on Form 10-Q for each fiscal quarter during such periods that PubCo filed to disclose its quarterly financial results, (ii) all other forms, reports, registration statements, prospectuses and other documents (other than preliminary materials) filed by PubCo with the SEC since the beginning of the first fiscal year referred to in clause (i) above (collectively, the “PubCo Financials”), fairly present in all material respects the condition, the consolidated statements of operations, changes in equity and cash flows of PubCo at the respective dates of and for the periods referred to in such financial statements, all in accordance with (A) GAAP applied on a consistent basis throughout the periods involved and (B) Regulation S-X or Regulation S-K, as applicable (except as may be indicated in the notes thereto and for the omission of notes and audit adjustments in the case of unaudited quarterly financial statements to the extent permitted by Regulation S-X or Regulation S-K, as applicable). Except as set forth in the PubCo Financials, none of PubCo and the PubCo Subsidiaries maintains any “off-balance-sheet arrangement” within the meaning of Item 303 of Regulation S-K.
Section 5.11    Taxes.
(a)    Each Acquiror Party and their respective Subsidiaries have (i) duly and timely filed with the appropriate Taxing Authority all federal income and other material Tax Returns required to be filed by, or with respect to, it, and all such Tax Returns are true, correct and complete in all material respects and (ii) has timely paid (or has had paid on its behalf) in full all material amounts of Taxes due and payable by it (whether or not reflected on any Tax Return).
(b)    There are no material Encumbrances for Taxes upon the assets or properties of any Acquiror Party or any of their respective Subsidiaries, except for Permitted Encumbrances.
(c)    No jurisdiction in which any Acquiror Party or any of their respective Subsidiaries does not pay a particular Tax or file a particular Tax Return has made a written claim or written assertion that any such Person is or may be subject to a particular Tax or required to file a particular Tax Return in such jurisdiction.
(d)    There are no U.S. federal, state, local or non-U.S. audits or other Proceedings with regard to any material Taxes or Tax Returns of or including any Acquiror Party or any of their respective Subsidiaries and no Acquiror Party nor any of their respective Subsidiaries has received written notification that such an audit or other Proceeding is threatened with respect to any material amount of Taxes owed by, or any material Tax Return filed by or with respect to, any of them. No deficiencies or adjustments for any material amount of Taxes have been proposed, asserted, assessed or otherwise threatened in writing against any Acquiror Party or any of their respective Subsidiaries which has not been paid in full.

(e)    Neither any Acquiror Party or any of their respective Subsidiaries is a party to, is bound by, or has any obligation under any Tax Sharing Agreement, other than a Tax Sharing Agreement the parties to which include only PubCo and its Subsidiaries.
(f)    Neither any Acquiror Party nor any of their respective Subsidiaries has been a member of a U.S. federal, state, local or non-U.S. consolidated, combined, unitary or similar group (other than a group the parent of which is PubCo) and neither any Acquiror Party or any of their respective Subsidiaries has liability for the Taxes of another Person under Treasury Regulations Section 1.1502-6 or any similar provision of state, local or non-U.S. Law, by operation of Law, by Contract or assumption (other than liability for the Taxes of PubCo or any Subsidiary thereof).
(g)    The Acquiror Parties and their respective Subsidiaries have complied in all material respects with (i) all applicable Laws relating to the payment and withholding of Taxes and have, within the time and manner prescribed by Law, withheld and paid over to the proper Taxing Authorities all material amounts required to be withheld and paid over under all applicable Laws and (ii) all material Tax information reporting, collection and retention provisions of applicable Laws. All material amounts required to have been paid by any Acquiror Party or any if their respective Subsidiaries under Section 1446 of the Code have been timely paid, and neither any Acquiror Party or any of their respective Subsidiaries is required to deduct and withhold any material amount under Section 1446(f)(4) of the Code.
(h)    Neither any Acquiror Party or any of their respective Subsidiaries has (i) participated in any “listed transaction” within the meaning of Treasury Regulations Section 1.6011-4 (or any similar or comparable provision of state, local or non-U.S. law), or (ii) requested or received any Tax ruling, technical advice memorandum or similar document, transfer pricing agreement, or similar agreement or signed an agreement with any Taxing Authority.
(i)    Since its formation, each of the Acquiror and TPG Operating Group I, L.P., TPG Operating Group III, L.P. and TPG Holdings II Sub, L.P. has been classified as a partnership for U.S. federal income tax purposes. No Subsidiary of any Acquiror Party that is treated as a partnership for U.S. federal income tax purposes is or has been treated at any time since its formation as a publicly traded partnership within the meaning of Section 7704 of the Code.
(j)    Neither any Acquiror Party or any Subsidiary thereof has a deferred payment obligation pursuant to Section 965 of the Code.
(k)    Neither any Acquiror Party or any Subsidiary thereof has sought any relief under, or taken any action in respect of, any provision of the CARES Act relating to Taxes.
(l)    Neither any Acquiror Party or any Subsidiary thereof has distributed stock of another Person, or has had its stock distributed by another Person, in a transaction that was purported or intended to be governed in whole or in part by Section 355 or Section 361 of the Code in the two (2) years prior to the date of this Agreement.
Section 5.12    Acquiror Party Benefit Plans.
(a)    Other than as described in Schedule 5.12(a), none of the Acquiror Parties or any ERISA Affiliate thereof maintains, contributes to or has any liability under any (i) any Multiemployer Plan, (ii) plan that is subject to Section 412 of the Code or Section 302 of ERISA, (iii) “multiple employer plan,” as defined in Section 413(c) of the Code, (iv) “multiple employer welfare arrangement,” as defined in Section 3(40) of ERISA, or (v) plan or arrangement that provides for medical, life insurance, or other health and welfare benefits on a postemployment basis (other than as required by Part 5 of Subtitle B of Title I of ERISA or similar state Law).
(b)    Except as would not result in material liability to the Acquiror Parties taken as a whole, with respect to any Plan maintained by any of the Acquiror Parties or their respective Subsidiaries that is a Multiemployer Plan, none of the Acquiror Parties or any ERISA Affiliate thereof (i) has any unsatisfied obligation for “withdrawal liability” or (ii) is reasonably expected to have any actual or contingent liability, in either case, as a result of such Person’s sponsorship, maintenance, administration, participation in or contributions to any Multiemployer Plan. Except as would not result in material liability to the Acquiror Parties taken as a whole, no condition exists that would be reasonably likely to subject (i) any of the Acquiror Parties or any ERISA Affiliate thereof to any direct or indirect liability under Title IV of ERISA or (ii) any of the Acquiror Parties to a civil penalty under Section 502 of ERISA or liability under Section 4069 of ERISA or Section 4975, 4976, 4980B or 4980F of the Code.

(c)    Except as would not result in material liability to the Acquiror Parties taken as a whole, (i) each Acquiror Plan has been established and administered in accordance with its terms, and in compliance with the applicable provisions of ERISA, the Code and other applicable Laws; and (ii) each Acquiror Plan that is intended to be qualified within the meaning of Code Section 401(a) has received a favorable determination letter from the IRS as to its qualification (or such Acquiror Plan is a prototype plan that is entitled to rely on an opinion letter issued by the IRS to the prototype plan sponsor regarding qualification of the form of the prototype plan), and to the Knowledge of the Acquiror Parties, nothing has occurred that could reasonably be expected to cause the loss of such qualification or result in the imposition of any liability, penalty or tax under ERISA or the Code.
(d)    With respect to any Acquiror Plan, no actions (other than routine claims for benefits in the ordinary course) are pending or, to the Knowledge of the Acquiror Parties, threatened in writing that would result in material liability to the Acquiror Parties taken as a whole. Except as would not result in material liability to the Acquiror Parties taken as a whole, all payments, distributions, reimbursements and/or contributions required to have been made with respect to any Acquiror Plan either have been timely made or have been properly accrued and reflected on the books of the Acquiror Parties in accordance with the terms of the applicable Acquiror Plan and applicable Law. Except as would not result in material liability to the Acquiror Parties as a whole, within the last six (6) years, no non-exempt prohibited transaction (within the meaning of Section 406 of ERISA and Section 4975 of the Code), no breach of fiduciary duty, and no reportable event, as defined in ERISA, has occurred in connection with any Acquiror Plan.
Section 5.13    Labor Relations.
(a)    Except as would not result in material liability to the Acquiror Parties taken as a whole, (i) none of the Acquiror Parties or any of their respective Subsidiaries is experiencing or, during the past three (3) years has experienced, any work stoppage, labor strike, or other material labor dispute or claim of unfair labor practices, (ii) each Acquiror Party and each of their respective Subsidiaries is in and, during the past three (3) years has been in, compliance with all applicable Laws respecting labor and employment practices, terms and conditions of employment, wages and hours, overtime, classification of employees and independent contractors, equal opportunity, discrimination, sexual harassment, immigration, work authorization, workers’ compensation, plant closures and mass layoffs, unemployment, collective bargaining, laws, regulations and guidance related to COVID-19, the payment and withholding of employment Taxes, the maintenance and handling of personnel records and occupational health and safety, (iii) during the past three (3) years, none of the Acquiror Parties or any of their respective Subsidiaries has engaged in any unfair labor practice, and (iv) during the past three (3) years, no unfair labor practice charges or complaints against any Acquiror Party or any of their respective Subsidiaries have been filed or are pending before the National Labor Relations Board or any similar state agency or other Governmental Authority.
(b)    Except as would not result in material liability to the Acquiror Parties taken as a whole, during the last three (3) years, there have been no actual or, to the Knowledge of the Acquiror Parties, threatened actions against any Acquiror Party or any of their respective Subsidiaries brought by or on behalf of any applicant for employment, any current or former employee alleging: (i) violation of any labor or employment Law; (ii) breach of any collective bargaining agreement or other contract with a labor union, trade union agreement or foreign works council contract or arrangement; (iii) breach of any express or implied contract of employment; (iv) wrongful termination of employment; (v) sex-based discrimination, sexual harassment or sexual misconduct, or breach of any policy of any Acquiror Party or any of their respective Subsidiaries relating to the foregoing involving any current or former officer, director, executive, or manager (in relation to his or her employment or engagement with an Acquiror Party or any of their respective Subsidiaries); or (vi) any other discriminatory, wrongful or tortious conduct in connection with any employment relationship, including before the Equal Employment Opportunity Commission and any other Governmental Authority.
(c)    Except as set forth on Schedule 5.13(c), none of the Acquiror Parties or their respective Subsidiaries is a party to or bound by any collective bargaining agreement or other Contract with or concerning a labor union, trade union or foreign works council.
Section 5.14    Intellectual Property and Information Technology.
(a)    To the Knowledge of the Acquiror Parties, each Acquiror Party and each of their respective Subsidiaries owns or otherwise has the valid right to use all Intellectual Property Rights necessary for or used in the conduct of its business as currently conducted, except as would not, individually or in the aggregate, reasonably be expected to have an Acquiror Material Adverse Effect.

(b)    To the Knowledge of the Acquiror Parties, in the last two (2) years, no material Tennessee IPR are or have been the subject of any IPR Proceeding involving any claim that any Acquiror Party or any Subsidiary thereof is materially infringing, misappropriating, diluting or otherwise violating, or has materially infringed, misappropriated, diluted or otherwise violated the Intellectual Property Rights of any other Person, in each case, except as would not, individually or in the aggregate, reasonably be expected to have an Acquiror Material Adverse Effect.
(c)    To the Knowledge of the Acquiror Parties, the conduct of the business of each Acquiror Party and each of their respective Subsidiaries as currently conducted does not materially infringe, misappropriate or otherwise violate any Intellectual Property Rights of any other Person, and has not done so in the last two (2) years, except as would not, individually or in the aggregate, reasonably be expected to have an Acquiror Material Adverse Effect. To the Knowledge of the Acquiror Parties, no other Person has in the last two (2) years infringed on, misappropriated or otherwise violated, or is infringing on, misappropriating or otherwise violating any Tennessee IPR, except as would not, individually or in the aggregate, reasonably be expected to have an Acquiror Material Adverse Effect.
(d)    To Knowledge of the Acquiror Parties, in the last two (2) years, the Acquiror Parties and their respective Subsidiaries have not received any written notice, complaint, demand, threat, or other written communication stating that any Tennessee IPR is invalid or unenforceable, or challenging the ownership of or right to use any Tennessee IPR, including any written cease and desist, invitation to license or other communication alleging that any Acquiror Party or any of their respective Subsidiaries requires any license with respect to, or is infringing, misappropriating, diluting or otherwise violating, or has infringed, misappropriated, diluted or otherwise violated, the Intellectual Property Rights of any other Person, in each case, except as would not, individually or in the aggregate, reasonably be expected to have an Acquiror Material Adverse Effect. To the Knowledge of the Acquiror Parties, in the last two (2) years, neither the Acquiror Parties nor any of their respective Subsidiaries have sent any written notice or other written communication to or asserted or threatened in writing any Proceeding against any Person involving or relating to any Tennessee IPR, except as would not, individually or in the aggregate, reasonably be expected to have an Acquiror Material Adverse Effect.
(e)    To the Knowledge of the Acquiror Parties, the Acquiror Parties and their Subsidiaries take commercially reasonable measures to protect and maintain all Tennessee IPR, including the confidentiality of all material Trade Secrets used or held for use by the Acquiror Parties and their Subsidiaries (including any Trade Secrets owned by any Person to whom any of them has confidentiality obligations), except as would not, individually or in the aggregate, reasonably be expected to have an Acquiror Material Adverse Effect. To the Knowledge of the Acquiror Parties, no such Trade Secrets have been disclosed by any Acquiror Parties or any of their respective Subsidiaries, except pursuant to appropriate non-disclosure and/or license agreements, except as would not, individually or in the aggregate, reasonably be expected to have an Acquiror Material Adverse Effect.
Section 5.15    Data Privacy and Data Security.
(a)    The Acquiror Parties and their respective Subsidiaries take at least industry standard steps to ensure that the Personal Information Processed by or on behalf of them are protected against loss and unauthorized access, use, modification, processing, disclosure or other misuse, including by implementing and monitoring compliance with appropriate technical and physical security measures, except as would not reasonably be expected to be material to the Acquiror Parties, taken as a whole.
(b)    To the Knowledge of the Acquiror Parties, in connection with the Processing of Personal Information, the Acquiror Parties and their Subsidiaries are not in violation of (i) any Privacy and Data Security Laws; (ii) their written privacy and data security policies and notices; and (iii) the requirements related to data privacy or security of any Contract to which any of them is a party, except as would not reasonably be expected to be material to the Acquiror Parties, taken as a whole.
Section 5.16    Compliance with Law.
(a)    Each Acquiror Party and each of their respective Subsidiaries have at all times in the three (3) years preceding the date of this Agreement complied with and are in compliance with all applicable Laws except where the failure to comply would not reasonably be expected to be material to the Acquiror Parties and their Subsidiaries, taken as a whole. Within the three (3) years preceding the date hereof, none of the Acquiror Parties nor any of their respective Subsidiaries has at any time received any written notice asserting any material violation by any of them of any applicable Law.

(b)    Each Acquiror Party and their respective Affiliates are subject to and comply with adequate “know your customer” and money laundering reporting procedures, and procedures for detecting and identifying money laundering, and detecting, identifying and reporting suspicions of money laundering to the appropriate regulators, including where required by applicable Anti-Money Laundering Laws. In the past three (3) years, no Acquiror Party or any Affiliate thereof has been subject to any enforcement or supervisory action by any Governmental Authority because such procedures were deemed to be inadequate by such regulator and no such enforcement or supervisory action is pending or, to the Knowledge of the Acquiror Parties, threatened.
(c)    In the past three (3) years, no Acquiror Party or any Affiliate thereof or, to the Knowledge of the Acquiror Parties, any employee, officer, director, partner or member of any of them has taken any action which would cause it to be in violation of the Anti-Corruption Laws. There is not now any employment by any Acquiror Party or any Affiliate thereof of, or, to the Knowledge of the Acquiror Parties, any beneficial ownership in any of them by, any governmental or political official in any country in the world, in each case, that would result in a violation of Anti-Corruption Laws. In the past three (3) years, no Acquiror Party or any Affiliate thereof, and to the Knowledge of the Acquiror Parties, no employee, officer, director, partner or member or Affiliate of any of them, has made, offered to make or promised to make any payments of money or other thing of value to any entities in which any governmental or political official in any country in the world has or had a direct or indirect interest, in each case, that would result in a violation of Anti-Corruption Laws. No Acquiror Party or any Affiliate thereof, and to the Knowledge of the Acquiror Parties, no employee, officer, director, partner or member or Affiliate of any of them, is aware of any action, directly or indirectly, that has resulted in or could result in a violation by such persons of Anti-Corruption Laws, including making use of the mails or any means or instrumentality of interstate commerce corruptly, directly or indirectly, in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other offer, gift, promise to give, or authorization of the giving of anything of value to any government official in contravention of Anti-Corruption Laws.
Section 5.17    No Acquiror Material Adverse Effect. Since December 21, 2022 through the date of this Agreement, there has not occurred an Acquiror Material Adverse Effect.
Section 5.18    Sufficiency of Funds. As of the Closing Date and each other date that any additional payments are required to be made by Acquiror hereunder, Acquiror has or will have access to immediately available funds sufficient to consummate the Transactions to be consummated on such date and make all of the other payments required to be made under this Agreement on such date in full.
Section 5.19    Acquiror Party Acknowledgment of Disclaimer of Other Representations and Warranties. Each Acquiror Party acknowledges and agrees that, except for the representations and warranties expressly made by the API Sellers in Article III or in any other Transaction Document and the representations and warranties expressly made by the Companies in Article IV or in any other Transaction Document, (a) none of the API Entities or Companies makes, or has made, any representations or warranties, express or implied, at law or in equity, of any nature whatsoever relating to the API Entities, the Company Group Entities or its or their respective businesses or otherwise in connection with this Agreement, the other Transactions Documents or the Transactions, including any representations or warranties arising from statute or otherwise in law, from a course of dealing or a usage of trade, and such Acquiror Party is not relying on any representation or warranty of any Person except for those expressly set forth in Article III, Article IV or in any other Transaction Document, and (b) no Person has been authorized by the API Entities or Companies to make any representation or warranty relating to the API Entities, the Company Group Entities or its or their respective businesses or otherwise in connection with this Agreement, the other Transactions Agreements or the Transactions, and if made, such representation or warranty shall not be relied upon by such Acquiror Party as having been authorized by such entity.
Section 5.20    Affiliate Transactions. Except for employment-related Contracts filed or incorporated by reference as an exhibit to the PubCo SEC Documents, there are no Contracts or arrangements that are in existence as of the date of this Agreement between an Acquiror Party or any Subsidiary thereof, on the one hand, and, on the other hand, any (i) executive officer or director of such Person, (ii) any Person that, to the Knowledge of the Acquiror Parties, is the record or beneficial owner of more than 5% of the shares of Class A Stock or Class B Stock or (iii) to the Knowledge of the Acquiror Parties, any Related Party of any such executive officer, director or owner (other than such Acquiror Party or any Subsidiary thereof), in each case, that would be required to be disclosed pursuant to Item 404 of Regulation S-K of the SEC that have not been so disclosed in the PubCo SEC Documents.
Section 5.21    Vote Required. The PubCo Stockholder Consent is the only approval of the holders of any class or series of shares of capital stock of PubCo required in connection with the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein or in the other Transaction Documents.

Section 5.22    Acquiror Party Reliance. Each Acquiror Party acknowledges that none of API Sellers, the Company Group Entities or any other Person has made any representation or warranty, expressed or implied, as to the accuracy or completeness of any information regarding the Acquired Interests, the API Sellers or the Company Group Entities furnished or made available to each Acquiror Party or their respective representatives, except as expressly set forth in Article III or Article IV of this Agreement or in the other Transaction Documents, and neither the API Sellers, the Company Group Entities nor any other Person (including any officer, director, member or partner of any API Seller or Company Group Entity) shall have or be subject to any liability to any Acquiror Party or any other Person, resulting from any Acquiror Party’s use of any information, documents or material made available to such Acquiror Party in any “data rooms,” management presentations, due diligence or in any other form in expectation of the Transactions. Each Acquiror Party acknowledges that, as of the Closing, Acquiror shall acquire the Acquired Interests without any representation or warranty as to merchantability or fitness for any particular purpose of their respective assets, in an “as is” condition and on a “where is” basis, except as otherwise expressly represented or warranted in Article III or Article IV of this Agreement. Each Acquiror Party acknowledges that, except for the representations and warranties contained in Article III or Article IV of this Agreement or any other Transaction Document, none of the Company Group Entities, API Sellers or any other Person has made, and such Acquiror Party has not relied on any other express or implied representation or warranty by or on behalf of the Company Group Entities or the API Sellers. Each Acquiror Party acknowledges that none of the Company Group Entities, API Sellers, Alabama Partners or any other Person, directly or indirectly, has made, and such Acquiror Party has not relied on, any representation or warranty regarding the pro-forma financial information, financial projections or other forward-looking statements (including the reasonableness of the assumptions underlying such information, budgets, estimates, projections, business plans, forecasts or other forward-looking statements) of any API Seller or Company Group Entity, and such Acquiror Party will make no claim against any API Seller, Company Group Entity or Alabama Partner with respect thereto.
ARTICLE VI

COVENANTS
Section 6.1    Conduct of Business of the Companies.
(a)    Except (i) as expressly contemplated by this Agreement or in connection with the repurchase of equity from the Founder Partners pursuant to Section 2.4.1 of the Founders’ Letter Agreement, (ii) pursuant to any applicable Law (including COVID-19 Measures), (iii) as otherwise set forth in Schedule 6.1 or (iv) in connection with the Pre-Closing Alabama Transactions, during the period from the date of this Agreement to the earlier of the Closing Date and the termination of this Agreement in accordance with Article IX (Termination), the Companies shall, and shall cause the Company Group Entities to, conduct their respective business and operations in the ordinary course of business consistent with past practice and use commercially reasonable efforts to maintain their assets, properties and goodwill and relationships with their customers, vendors, resellers, partners, contractors, key employees, material business relations and Governmental Authorities and, without the prior written consent of Acquiror (such consent not to be unreasonably withheld), shall not undertake any action with respect to any Company Group Entity that would have been required to be disclosed against Section 4.8 (other than Section 4.8(c)(iii) (solely with respect to (x) tax distributions and distributions of carry and (y) cash distributions; provided that the Companies shall not make distributions (other than a Qualified Cash Distribution) that would reasonably be expected to cause (as determined by the Companies in good faith) the Balance Sheet Adjustment Amount to be less than zero (0) immediately after such distribution was made (calculated as if the date of such distribution was the Closing Date) or reasonably be expected to result in any Alabama Partner’s Alabama Partner Closing Cash Amount to be less than zero dollars ($0)), Section 4.8(c)(xvii) (solely with respect to the extension of loans to Alabama Partners (solely to the extent related to the foregoing) which will be settled prior to or in connection with the Closing), Section 4.8(c)(xxi) and Section 4.8(c)(xxiii)) had such action been taken prior to the date of this Agreement.
(b)    From the date hereof until the earlier of the Closing Date and the termination of this Agreement in accordance with Article IX (Termination), the Companies will reasonably cooperate with Acquiror to provide information and/or reasonably take any steps that are necessary to ensure compliance with ERISA Title I, Section 4975 of the Code and/or any applicable Similar Law at the Effective Time.
(c)    Except in the ordinary course of business (including in connection with engaging consultants and advisors and awarding “downstairs” carried interest in the ordinary course), from the date hereof until the earlier of the Closing Date and the termination of this Agreement in accordance with Article IX (Termination), the Companies shall not grant, and shall prohibit the Company Group Entities from granting, any Person an interest in the management fees, performance fees, carried interest, transaction fees, accounts receivable or other similar fees or revenue streams in respect of the Company

Funds; provided, that the Company Group Entities may grant “downstairs” carried interest in the ordinary course so long as the aggregate amount of “downstairs” carried interest in respect of a Company Fund does not exceed fifty percent (50%) of the aggregate carried interest of such Company Fund (provided, that such 50% limitation shall not apply to any grants of “downstairs” carried interest made pursuant to arrangements in existence as if the date hereof that by their terms contemplate potential grants that could in aggregate be in excess of 50%).
(d)    From the date hereof until the earlier of the Closing Date and the termination of this Agreement in accordance with Article IX (Termination), except in the ordinary course, the Companies shall not, and shall prohibit the Company Group Entities from (i) unless otherwise permitted by this Agreement, hire, terminate, or send a notice of the termination of, the employment or engagement of any Alabama Partner, (ii) establish, adopt, enter into, amend or terminated any Plan or collective bargaining agreement; (iii) (x) increase or grant any increase to the compensation, consulting fees or other benefits provided to any individual service provider of a Company Group Entity who earns in excess of $300,000 per year, or, with respect to any individual service provider, any increase in excess of 15% of the compensation, consulting fees or other benefits provided to the individual service provider, or (y) grant or pay any loan, bonus or incentive-based compensation, or severance, change of control or termination payments to, any individual service provider of a Company Group Entity; (iv) grant any new awards, or amend or modify the terms of any outstanding awards, under any Plan, or (v) loan or advance any money or any other property to any present or former member, director, officer, employee or individual service provider of any Company Group Entity.
(e)    Notwithstanding anything to the contrary contained herein, (A) nothing contained in this Agreement will give Acquiror, directly or indirectly, rights to control or direct the business or operations of the Company Group Entities or the Company Funds prior to the Closing and (B) nothing contained in this Agreement shall operate to prevent or restrict any act or omission by the Companies or the Company Funds the taking of which is required by applicable Law. Prior to the Closing, the Company Group Entities and the Company Funds will exercise, consistent with the terms and conditions of this Agreement, control of their business and operations.
(f)    Notwithstanding anything to the contrary herein, API shall have the right, at any time prior to five (5) days prior to the delivery of the Estimated Statement, subject to compliance with the last sentence of this Section 6.1(f), to effect the withdrawal from API of (A) no more than five (5) Alabama Partners who collectively represent no more than a five percent (5%) Ownership Percentage in the aggregate from API or (B) such other Alabama Partners as Acquiror shall consent to in writing (each such withdrawn Alabama Partner, a “Withdrawn Partner”), in each case, in accordance with the terms and conditions of the partnership agreement of API and in exchange for the amount of such Withdrawn Partner’s “OpCo Capital Account” (as defined therein), such that such Withdrawn Partner shall cease to hold any interest in API and shall not be an Alabama Partner for purposes of this Agreement; provided, that no such Withdrawn Partner shall be a Key Person or Other Senior Partner. Upon such withdrawal, the applicable Person shall cease to be an Alabama Partner hereunder. The Companies shall notify in writing and reasonably consult with Acquiror in good faith prior to effecting any such withdrawal, which notice shall include a schedule of the revised Ownership Percentage for each Alabama Partner after giving effect to such proposed withdrawal (which shall accrete to each remaining Alabama Partners pro rata in accordance with their respective Ownership Percentages).
(g)    The Companies and the Acquiror acknowledge and agree to the matters set forth on Schedule 6.1(g).
Section 6.2    Conduct of the Business of the Acquiror Parties. The Acquiror Parties hereby covenant that, during the period from the date of this Agreement to the earlier of the Closing Date and the termination of this Agreement in accordance with Article IX (Termination), except (i) as contemplated by this Agreement, (ii) pursuant to any applicable Law (including COVID-19 Measures), or (iii) as consented to in writing or email by the API Entities (which consent shall not be unreasonably withheld, conditioned or delayed), the Acquiror shall not:
(a)    Amend or restate the Organizational Documents of the Acquiror Parties or their Affiliates in a manner that would (i) have a disproportionate adverse effect on the API Entities or the Alabama Partners as compared to the other direct or indirect holders of Common Units or (ii) conflict with any provision of this Agreement or the other Transaction Documents;
(b)    Declare or pay any dividend or other distribution with respect to the Common Units or Class B Stock, or redeem, repurchase or otherwise acquire or offer to redeem, repurchase or otherwise acquire any Common Units or Class B Stock, except for (i) regular quarterly cash dividends by the Acquiror with customary record and payment dates on the Common Units, (ii) exchanges of Common Units pursuant to the terms and conditions of the Exchange Agreement, (iii) in connection with the settlement or issuances of PubCo Stock Units (or equivalent equity of PubCo), and (iv) repurchases of

Common Units at then prevailing market prices pursuant to the Acquiror’s share repurchase program as in effect from time to time;
(c)    Enter into or adopt a plan or agreement of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other material reorganization, in each case, of any Acquiror Party, unless equitable adjustments are made to the number of Closing Units and Class B Stock to the extent necessary to provide to the API Entities and the Alabama Partners the same economic effect as contemplated by this Agreement prior to such event; or
(d)    Agree to issue any equity interests in PubCo for less than fair market value, based upon then-prevailing trading prices at the time such agreement is entered into (other than (x) in connection with an arms’-length transaction with a third party, (y) in connection with the settlement of PubCo Stock Units and PubCo Performance Share Units or (z) pursuant to the Omnibus Plan).
Section 6.3    Access to Information; Confidentiality.
(a)    During the period from the date of this Agreement to the earlier of the Closing Date and the termination of the Agreement in accordance with Article IX (Termination), subject to the immediately following sentence, the Companies shall use commercially reasonable efforts to (i) give Acquiror and its Affiliates and respective authorized representatives reasonable access, during normal business hours to the books, records, information (including Tax information), relevant work papers (subject to proper execution of customary access letters) and other financial information, including in connection with their review of the Estimated Statement, and employees, officers (and an integration planning team of employees designated by the officers), representatives, systems, offices and other facilities and properties of the Company Group Entities as Acquiror, or its Affiliates or authorized representatives may from time to time reasonably request and (ii) furnish to Acquiror, its Affiliates and their respective authorized representatives such financial and operating data in the Companies’ possession as such Persons may reasonably request; provided, however, that Acquiror shall not conduct any invasive sampling or testing of building materials or the environment with respect to any real property and any such access shall (A) be conducted during normal business hours and under the supervision of personnel of the Company Group Entities, the Company Funds and their respective Affiliates, (B) be conducted in a manner not to unreasonably interfere with the businesses or operations of the Company Group Entities, the Company Funds and their respective Affiliates, (C) comply with all applicable Laws, including those regarding the exchange of competitively sensitive information and (D) be subject to Acquiror’s and its representatives’ execution of customary access letters. Notwithstanding anything to the contrary in this Agreement, neither the Company Group Entities, the Company Funds nor any of their respective Affiliates shall be required to disclose any information to the Acquiror Parties or their respective authorized representatives, if doing so would (i) violate any Contract or Law to which any of the Company Group Entities, the Company Funds or any of their respective Affiliates is a party or to which the Company Group Entities, the Company Funds or any of their respective Affiliates are subject or (ii) waive or otherwise compromise any attorney-client or other privilege, it being understood and agreed that the Company Group Entities, the Company Funds and their respective Affiliates, as applicable, shall use commercially reasonable efforts to cooperate to permit such disclosure in a manner that does not violate any such Contract, Law or attorney-client or other privilege.
(b)    Any information provided to or obtained by Acquiror or its authorized representatives pursuant to Section 6.3(a) shall be “Confidential Information” (herein referred to as “Evaluation Material”) as defined in the Non-Disclosure Agreement, and shall be held by the Acquiror Parties and their respective representatives in accordance with and be subject to the terms of the Non-Disclosure Agreement. Notwithstanding anything to the contrary herein, the terms and provisions of the Non-Disclosure Agreement shall survive the termination of this Agreement in accordance with the terms therein. In the event of the termination of this Agreement for any reason, the Acquiror Parties shall comply with the terms and provisions of the Non-Disclosure Agreement, including returning or destroying all Evaluation Material and the non-soliciting of employees of the Companies and their Subsidiaries. The Non-Disclosure Agreement shall terminate on the Closing Date.
Section 6.4    Announcement; SEC Filings.
(a)    As promptly as reasonably practicable following the execution of this Agreement, the Parties shall issue a joint press release to be mutually agreed upon by the Acquiror and the API Representative announcing the execution of this Agreement. Except as contemplated by the preceding sentence or as a Party reasonably believes is necessary to comply with applicable Law or applicable National Securities Exchange rules, each of the Parties hereby agree, and agree to cause their respective Affiliates and such Party’s and its Affiliates’ respective officers, directors, employees, agents and advisors (including accountants, lenders, counsel and investment bankers), not to issue any press release or other similar public announcement or communication divulging the existence of this Agreement or the Transactions without the prior written consent of Acquiror, on the one hand, and API Representative, on the other hand, which consent shall not be unreasonably withheld, conditioned or delayed.
(b)    As promptly as reasonably practicable, and in any event within four (4) Business Days, following the date of this Agreement, PubCo shall prepare and file a Current Report on Form 8-K pursuant to the Securities Exchange Act to report the execution of this Agreement together with, or incorporating by reference, such information that is or may be required to be disclosed with respect to the transactions contemplated by this Agreement pursuant to Form 8-K (the “Signing Form 8-K”). PubCo shall provide the API Representative with a reasonable opportunity to review and comment on the Signing Form 8-K prior to its filing and shall consider such comments in good faith.
(c)    The Acquiror Parties, the API Entities and the Companies shall also use their respective commercially reasonable efforts to take any other action required to be taken under the Securities Act, the Securities Exchange Act, any applicable foreign or state securities or “blue sky” Laws and the rules and regulations thereunder in connection with the transactions contemplated by this Agreement.
(d)    As promptly as reasonably practicable following the Closing Date, and in any event within four (4) Business Days following the Closing Date, PubCo shall prepare and file a Current Report on Form 8-K to report the Closing, together with, or incorporating by reference, such information that is or may be required to be disclosed with respect to the transactions contemplated by this Agreement pursuant to Form 8-K under the Securities Exchange Act, which may be amended as permitted by Item 9.01 of Form 8-K (the “Closing Form 8-K”). As promptly as reasonably practicable following the Closing, PubCo shall issue a press release to be mutually agreed upon by PubCo and the API Representative announcing the consummation of the transactions contemplated by this Agreement.
(e)    The API Entities and Company Group Entities shall use commercially reasonable efforts to deliver to Acquiror as promptly as reasonably practicable following the execution and delivery of this Agreement, (i) the audited balance sheets of the Companies, on a combined and consolidated basis, as of the two most recent fiscal years that have been completed at least sixty (60) days prior to the Closing Date and the related audited combined and consolidated of comprehensive income, changes in equity and cash flows for each three (3) fiscal years that have been completed at least 60 days prior to the Closing Date, together with the notes and schedules thereto, each prepared in accordance with Regulation S-X and GAAP applied on a consistent basis throughout the covered periods and together with related footnotes required under GAAP (the “Required Audited Financials”), (ii) the unaudited interim financial statements of the Companies, including the balance sheets of the Companies on a combined and consolidated basis, and the related combined and consolidated statements of comprehensive income, changes in equity and cash flows, as of and for the period ended a date that is at least forty (40) days prior to the Closing Date, and for the corresponding period in the prior fiscal year, together with all related notes and schedules thereto, prepared in accordance with Regulation S-X and GAAP applied on a consistent basis throughout the covered periods and reviewed by an independent auditor under AU Section 722 (the “Required Interim Financials”) and (iii) such additional financial and other reasonably pertinent information regarding the Companies as is reasonably requested by Acquiror regarding such periods in connection with preparing information that is required to be disclosed in the Closing Form 8-K, including certain non-GAAP financial information and operating metrics. The API Entities and Company Group Entities shall reasonably cooperate with PubCo in connection with the preparation of pro forma financial statements required to be included in the Closing Form 8-K.
Section 6.5    Filings and Authorizations; Consummation.
(a)    Each of the Parties shall, if required by applicable Law, within twenty (20) Business Days following the date hereof other than provided below, file or supply (and not withdraw), or cause to be filed or supplied (and not withdrawn) in connection with the transactions contemplated herein, all notifications and information required to be filed or supplied pursuant to the HSR Act. The Acquiror shall pay, or cause to be paid, and be solely responsible for the payment of one hundred percent (100%) of all filing fees for the filing under the HSR Act and any other filings and submissions under applicable Law; provided, that the API Entities shall be solely responsible as a Transaction Expense for the payment of one hundred percent (100%) of the filings, if any, made under the HSR Act with respect to their (or their Affiliates) receipts of any PubCo stock.
(b)    Each of the Parties, as promptly as practicable following the date hereof shall make, or cause to be made, all other filings and submissions under Law, including Antitrust Laws, applicable to it, or to its Subsidiaries and Affiliates, as may be required for it to consummate the Transactions and use its reasonable best efforts (which shall not require a Party to make any payment or concession to any Person in connection with obtaining such Person’s consent) to obtain, or cause to be obtained, all other authorizations, approvals, consents and waivers from all Persons and Governmental Authorities necessary to be obtained by it, or its Subsidiaries or Affiliates, in order for it to consummate the Transactions. The Parties shall coordinate and cooperate with one another in exchanging and providing such information to each other and in making the filings and requests referred to in this Section 6.5. The Parties shall supply such reasonable assistance as may be reasonably requested by any other Party in connection with the foregoing.
(c)    The Acquiror Parties shall, and shall cause their Affiliates to, use reasonable best efforts to take, or cause to be taken, all actions, and to do or cause to be done, all things necessary, proper, or advisable to effect the consummation of the transactions contemplated in this Agreement, including but not limited to offering, negotiating, committing to or effect any sale, divestiture, license or other disposition, restriction, or arrangement to hold separate any of the equity securities, assets, rights, products or businesses of the Company Group Entities; provided that the Acquiror Parties shall not be required to (and the Company Group Entities shall not, without the prior written consent of the Acquiror Parties) offer, negotiate, commit to or effect any sale, divestiture, license or other disposition, restriction, or arrangement to hold separate with respect to any of the equity securities, assets, rights, products or businesses of (i) the Acquiror Parties (excluding the Company Group Entities) or (ii) the Company Group Entities, if such action, individually or in the aggregate, would reasonably be expected to result in a material adverse effect on the Company Group Entities. The Acquiror Parties shall use reasonable best efforts in defending, contesting or otherwise resisting any action or Order challenging the transactions contemplated hereby in order to avoid entry of, or to have vacated, lifted, reversed, or overturned any such decree, judgment, injunction or other Order, whether temporary, preliminary, or permanent, that is in effect and that prohibits, prevents or restricts consummation of the transactions contemplated by this Agreement. Notwithstanding anything to the contrary herein, nothing in this Section 6.5 shall require the Company Group Entities or any of their respective Affiliates to agree to any condition, take any measure or action or enter into any agreement that is not contingent on the Closing or that would be effective prior to the Closing.
(d)    The Acquiror Parties shall not, and shall not permit any of its Affiliates to acquire or agree to acquire by merging or consolidating with, or by purchasing a substantial portion of the assets of or equity in or otherwise making any investment in, or by any other manner, any Person or portion thereof, or otherwise acquire or agree to acquire or make any investment in any assets, or agree to a commercial or strategic relationship with any Person, if such action would reasonably be expected to (i) impose any material delay in the obtaining of, or materially increase the risk of not obtaining, any consent, approval, authorization, declaration, waiver, license, franchise, permit, certificate or Order of any Governmental Authority necessary to consummate the transactions contemplated hereby or the expiration or termination of any applicable waiting period, or (ii) materially increase the risk of any Governmental Authority entering an order prohibiting the consummation of the transactions contemplated hereby.
(e)    Each Party shall promptly inform the other Parties of any material communication from the Federal Trade Commission, the Department of Justice or any other Governmental Authority regarding any of the transactions contemplated by this Agreement. If any Party or any Affiliate thereof receives a request for additional information or documentary material from any such Governmental Authority with respect to the transactions contemplated by this Agreement, then such Party will endeavor in good faith to make, or cause to be made, as soon as reasonably practicable and after consultation with the other Party, an appropriate response to such request. The Acquiror Parties will not make or enter into any understandings, undertakings or agreements (oral or written) with the Federal Trade Commission, the Department of Justice or any other Governmental Authority in connection with the transactions contemplated by this Agreement without the prior written consent of the Companies (not to be unreasonably withheld, conditioned or delayed), and will give the Companies a reasonable opportunity to review and comment on any documentation with respect thereto and to attend and participate at any meetings with respect thereto.
Section 6.6    Employee Matters.
(a)    For a period of at least 12 months following the Effective Time (the “Benefit Continuation Period”), the Acquiror Parties shall provide each employee of the Company Group Entities (collectively, the “Continuing Employees”) with, as applicable, (i) a base salary or base wages that, in each case, are no less favorable than the base salary or base wages that were provided to such Continuing Employee immediately prior to the Effective Time, and (ii) employee benefits that are substantially equivalent in the aggregate to the employee benefits that were provided to such Continuing Employee immediately prior to the Effective Time (excluding, for the avoidance of doubt, the Active Lifestyle Reimbursement program and post-termination welfare benefits). For the duration of the Benefit Continuation Period, the Acquiror Parties shall maintain for the benefit of each Continuing Employee a severance and separation program no less favorable than the Company’s severance policies and programs disclosed to the Acquiror Parties prior to the date hereof (it being understood that the Acquiror Parties have been provided with the customary historical ordinary course range of severance and separation agreement practices (in addition to the severance policy) of the Company Group Entities, and that the Parties agree to work in good faith following the Closing to determine the appropriate separation compensation and benefits packages for any Continuing Employees whose employment is terminated involuntarily without “Cause,“ taking into account, among other things, the circumstances of the Continuing Employee’s termination and the other sources of termination compensation (including continued vesting of PubCo restricted stock unit awards), and recognizing, as in other day-to-day business matters, that, except as provided herein or as the Acquiror Parties may have agreed elsewhere to consultation or consent requirements, the Acquiror Parties will have full discretionary authority over personnel matters). This Section 6.6(a) shall not apply to Continuing Employees who are Alabama Partners who have entered into a Partner Acknowledgement and Joinder Agreement.
(b)    The Acquiror Parties shall use commercially reasonable efforts to cause service rendered by the Continuing Employees to a Company Group Entity prior to the Closing Date to be taken into account for purposes of participation, coverage, vesting and level of benefits, as applicable, under all employee benefit plans, programs, policies, contracts and arrangements (excluding equity, phantom equity compensation, long-term incentive compensation, non-qualified deferred compensation or, other than as set forth on Schedule 6.6(b), other post-termination welfare benefits, and change in control or retention benefits, and defined benefit pension plans, programs, policies, contracts, or arrangements) of PubCo and the PubCo Subsidiaries (including each Company Group Entity) that each such Continuing Employee may participate in as of the Closing Date, to the same extent as such service was taken into account under corresponding plans of each Company Group Entity for such purposes; provided, however, that such service shall not be recognized to the extent that (i) such recognition would result in the duplication of any benefits for the same period of service, (ii) such service was not recognized under the corresponding Plan for the same purposes or was expressly excluded from the corresponding Plan, in each case prior to the Closing Date, or (iii) such recognition would conflict with any purposes for which prior service must be credited under applicable Law. Without limiting the foregoing, the Acquiror Parties shall use commercially reasonable efforts to cause any pre-existing condition or limitation under any health or welfare plan of PubCo and its Subsidiaries (including each Company Group Entity) offered to a Continuing Employee to the extent that such condition or limitation was waived or satisfied under the corresponding plan of each Company Group Entity in which such employee participated immediately prior to the Closing Date for the plan year in which the Closing Date occurs, as applicable. The Acquiror Parties shall use commercially reasonable efforts to cause each Continuing Employee to be given credit for the plan year in which the Closing Date occurs under any such plans for co-payments made, deductibles and other similar covered out-of-pocket payments, as applicable, satisfied, prior to the Closing Date under the corresponding Plan during the plan year in which the Closing Date occurs. Without limiting the generality of Section 6.6(a), the Acquiror Parties shall cause each Continuing Employee who participates in an Angelo Gordon health benefit Plan (including medical, dental and vision Plans) immediately prior to the Effective Time to continue to be covered by such Plan or an equivalent thereof (with the same provider network and deductible terms as would have applied had the original Plan continued in effect) until the later to occur of (x) January 1, 2024 and (y) the date such Continuing Employee becomes covered by a corresponding health benefit plan of the Acquiror Parties.
(c)    Following the Closing, the rights and obligations with respect to a Continuing Employee’s points or other interests (in the Company Group Entities’ carried interest programs and carry equivalent programs) granted prior to the Closing and all amounts deferred prior to the Closing under the Company Group Entities’ bonus deferral program shall not be impacted by the Closing and, following the Closing, shall not be modified without the prior written consent of the Continuing Employee.
(d)    Notwithstanding anything contained herein to the contrary, with respect to any Continuing Employees who are based outside of the United States or are covered by a collective bargaining agreement, the Acquiror Parties shall comply with any obligations under the applicable Laws of the foreign countries and political subdivisions thereof in which such Continuing Employees are based and with the applicable collective bargaining agreement, as applicable.
(e)    The Acquiror Parties shall, or shall cause its applicable Subsidiaries to, assume and honor all Plans, including any Plan subject to Section 409A of the Code (each, a “Deferred Compensation Plan”), in accordance with their terms; provided that nothing contained herein shall require the Acquiror Parties to permit any Person to make any additional deferrals under any Deferred Compensation Plan following the Closing. Following the Closing Date, each Acquiror Party agrees that (i) irrevocable action shall not be taken within the 30-day period before the Closing Date or within the 12-month period following the Closing Date to terminate any Deferred Compensation Plan in connection with the Closing (i.e., a plan termination in connection with a “change in control event” as described under Treasury Regulation Section 1.409A-3(j)(4)(ix)(B)), (ii) the forms of available distribution options under such Deferred Compensation Plan may not be reduced on or after the Closing Date, and (iii) if such Deferred Compensation Plan is an account balance plan, the aggregate quality of the available investment alternatives may not be reduced on or after the Closing Date.

(f)    With respect to annual incentive awards for the performance year in which the Closing occurs, (i) the Company Group Entities shall, immediately prior to the Closing, make, to each Alabama Partner set forth on Schedule 6.6(f), a cash payment equal to the Alabama Partner’s accrued annual cash incentive award with respect to the performance year in which the Closing occurs and, following the Closing, any additional annual incentive for such performance year shall be paid in the discretion of the Acquiror Parties and (ii) the Acquiror Parties shall pay to each other Continuing Employee at the time annual incentives are paid to similarly situated employees of the Acquiror Parties, a cash payment in an amount to be determined by the Acquiror Parties; provided, that a Continuing Employee shall not receive any payment pursuant to this Section 6.6(f)(ii) if he or she is not employed by Acquiror Parties or their Affiliates on the date such payment is made, and provided, further, that, notwithstanding the preceding proviso, the aggregate amount payable pursuant to this Section 6.6(f)(ii) shall be no less than the Accrued Bonus Amount (as defined below). All payments to be made by the Acquiror Parties pursuant to this Section 6.6(f)(ii) shall be subject to applicable withholding Taxes, in accordance with the Acquiror Parties’ customary payroll practices. “Accrued Bonus Amount” means the amount included as a liability in Working Capital that is intended to be used for payment of amounts due under the annual bonus program of the Company Group Entities. No later than ten (10) days prior to the Closing, the Company Group Entities shall provide to the Acquiror Parties a schedule setting forth the Company Group Entities’ determination of each Continuing Employee’s potential portion of the Accrued Bonus Amount. The Parties hereto acknowledge and agree that amounts payable following the Closing to an Alabama Partner with respect to any guaranteed bonus or replacement award shall solely be sourced from the Discretionary Sharing Program.
(g)    Retention Pool. Effective as of the Closing, the Acquiror Parties shall implement the retention program described on Section 6.6(g).
(h)    The provisions of this Section 6.6 are solely for the benefit of the parties to this Agreement, and no current or former employee or other individual service provider of any Company Group Entity or any other individual associated therewith shall be regarded for any purposes as a third party beneficiary of this Agreement, and nothing herein shall be construed as (i) an amendment to or establishment or termination of any Plan or (ii) the creation of any right to continued employment or engagement with any Company Group Entity, the Acquiror Parties or their respective Affiliates. Nothing in this Section 6.6 shall be construed to limit any rights that any Company Group Entity or the Acquiror Parties have under any plan or arrangement to amend, modify, terminate or adjust any particular plan or arrangement or to terminate the employment of any employee of any Company Group Entity for any reason.
(i)    The Company Group Entities shall, as of the Closing Date, take such actions as set forth on Schedule 6.6(i).
Section 6.7    Officer and Director Indemnification and Insurance.
(a)    During the period commencing at the Closing and ending on the sixth (6th) anniversary of the Closing, Acquiror will (and Acquiror will cause the Company Group Entities, the Company Funds and their Affiliates to) cause the certificates of incorporation, operating agreements, bylaws and other similar organizational documents of the Company Group Entities, the Company Funds and their Affiliates to contain provisions with respect to indemnification, exculpation and the advancement of expenses that are at least as favorable as the indemnification, exculpation and advancement of expenses provisions set forth in the Organizational Documents of the Company Group Entities, the Company Funds and their Affiliates as of the date of this Agreement, except as not permitted by the mandatory requirements of applicable Law. During such six-year period, such provisions may not be repealed, amended or otherwise modified in any manner that would be adverse to the current or former directors, managers, officers or employees of the Company Group Entities, the Company Funds and their respective Affiliates, as applicable (each, and “Indemnified Party” and collectively, the “Indemnified Parties”), except as required by the mandatory requirements of applicable Law.
(b)    On the Closing Date, the Acquiror shall pay, or cause to be paid, one hundred percent (100%) of the costs of a non-cancelable run-off insurance policy of not less than the existing coverage amount, for a period of six (6) years after the Closing Date to provide insurance coverage for events, acts or omissions occurring on or prior to the Closing Date for all persons who were directors, managers or officers of the Company Group Entities, the Company Funds and their Affiliates on or prior to the Closing Date, which policy shall contain terms and conditions no less favorable to the insured persons than the directors’, managers’ or officers’ liability coverage presently maintained by the Company Group Entities, the Company Funds and their Affiliates. This provision does not apply to the directors’ and officers’ liability coverage maintained by AG Twin Brook BDC, Inc. or AG Mortgage Investment Trust, Inc. which coverage shall remain in place, subject to its terms and conditions, at and after the Closing Date.

(c)    The covenants contained in this Section 6.7 (Officer and Director Indemnification and Insurance) are intended to be for the benefit of, and shall be enforceable by, each of the Indemnified Parties and their respective heirs and legal representatives and shall not be deemed exclusive of any other rights to which an Indemnified Party is entitled, whether pursuant to Law, Contract or otherwise. In the event that the Acquiror Parties or the Companies or any of their respective successors or assigns (i) consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity of such consolidation or merger or (ii) transfers or conveys all or substantially all of its properties and assets to any Person, then, and in each such case, the Acquiror Parties shall use reasonable best efforts to cause the definitive transaction documents to provide that the successors or assigns of the Acquiror Parties or the Companies, as the case may be, shall succeed to the obligations set forth in this Section 6.7 (Officer and Director Indemnification and Insurance).
Section 6.8    Expenses. Except as otherwise expressly provided in this Agreement, whether or not the Transactions are consummated, each of the Parties agrees to pay the costs and expenses incurred by it in connection with the negotiation, preparation, execution and delivery of this Agreement and the other Transaction Documents and the consummation of the Transactions, including the fees and expenses of counsel to such Party; provided that all Transaction Expenses shall be paid in accordance with Section 2.3(a)(iv).
Section 6.9    Waiver of Conflicts Regarding Representation.
(a)    Recognizing that Paul, Weiss, Rifkind, Wharton & Garrison LLP (“Paul Weiss” or the “API Transaction Advisor”) has acted as legal counsel to the API Sellers, the API Representative and their respective Affiliates (collectively, the “API Entity Parties”), and may be deemed to have acted as legal counsel to the Company Group Entities, the Company Funds and their Affiliates prior to the Closing, and that the API Transaction Advisor intend to act as legal counsel and/or advisors to the API Entity Parties and/or Alabama Partners after the Closing, (i) the Companies hereby waive, on their own behalf and agree to cause their Affiliates to waive, any conflicts that may arise in connection with the API Transaction Advisor representing the API Entity Parties or any Alabama Partner after the Closing in matters related to this Agreement, the Transaction Documents and the transactions contemplated hereby and thereby (a “Covered Matter”), and (ii) in the event that a transactional matter or a dispute arises after the Closing, between or among the Acquiror Parties or any of their Affiliates (including, after the Closing, the Company Group Entities, the Company Funds and their Affiliates), on one hand, and any API Entity Party or any Alabama Partner, on the other, (x) each of the Acquiror Parties agree that the API Transaction Advisor may represent such API Entity Party or such Alabama Partner in such transactional matter or dispute even though the interests of such API Entity Party or Alabama Partner may be directly adverse to an Acquiror Party or any of its Affiliates (including, after the Closing, the Company Group Entities, the Company Funds and their Affiliates), and (y) even though the API Transaction Advisor may have represented the Company Group Entities, the Company Funds or their Affiliates in a matter substantially related to such transactional matter or dispute, or may be handling ongoing matters for the API Entity Parties, each of the Acquiror Parties and, after the Closing, the Companies, waive, on behalf of themselves, the Company Group Entities and the Company Funds and each of their respective Affiliates, any conflict of interest in connection with such representation by the API Transaction Advisor. Notwithstanding the foregoing, this Section 6.9(a) shall not authorize the API Transaction Advisor to act as litigation counsel to any Alabama Partner or API Entity in connection with any Proceeding arising under this Agreement, the other Transaction Documents, and the transactions contemplated herein and therein. Notwithstanding the foregoing, this Section 6.9 shall not constitute a waiver by any Acquiror Party of any legal conflict to the extent of authorizing the API Transaction Advisors to serve as litigation counsel in connection with any dispute.
(b)    The Acquiror Parties and, after the Closing, the Companies, further agree that, as to all communications among the API Transaction Advisor, the Company Group Entities, the Company Funds and their Affiliates, and all attorney work product, in each case that relate in any way to the Covered Matter, the attorney-client privilege, the expectation of client confidence and all other rights to any evidentiary privilege belong solely to the API Entity Parties and shall solely be controlled by the API Entity Parties and shall not pass to or be claimed by Acquiror Parties or, after the Closing, the Company Group Entities, the Company Funds or any of their Affiliates, it being the intention of the parties hereto that all rights of any Person under or with respect to such attorney-client privilege, work product protection or other similar privilege or protection, including the right to waive, assert and otherwise control such attorney-client privilege, work product protection or other similar privilege or protection, shall be (and are hereby) vested solely in such API Entity Parties; provided that the API Entity Parties shall not be entitled to voluntarily waive such privilege as to third parties with respect to information relating to the Company Group Entities without the consent of the applicable Company Group Entity. Except as provided in the previous sentence, All communications among the API Transaction Advisor, the Company Group Entities, the Company Funds and their Affiliates, and all attorney work product, the attorney-client privilege, the expectation of client confidence and all other rights to any evidentiary privilege shall pass to and be claimed by the Company Group Entities, the Company Funds or any of their Affiliates (including after the Closing, the Acquiror Parties), it being the intention of the parties hereto that all rights of any Person under or with respect to such attorney-client privilege, work product protection or other similar privilege or protection, including the right to waive, assert and otherwise control such attorney-client privilege, work product protection or other similar privilege or protection, shall, as of the Closing Date, be transferred to, and vested solely in, such Company Group Entities, the Company Funds and their Affiliates (including after the Closing, the Acquiror Parties).
(c)    Recognizing that Weil, Gotshal & Manges LLP (“Weil”), Davis Polk & Wardwell LLP (“Davis Polk”) and Shearman & Sterling LLP (“Shearman”) (collectively, the “Acquiror Transaction Advisors” and together with the API Transaction Advisor, the “Transaction Advisors”) have acted as legal counsel to the Acquiror Parties and their respective Affiliates (collectively, the “Acquiror Entity Parties”), and that the Acquiror Transaction Advisors intend to act as legal counsel and/or advisors to the Acquiror Entity Parties and/or the Company Group Entities after the Closing, (i) the API Sellers and the Companies hereby waive, on their own behalf and agree to cause their Affiliates to waive, any conflicts that may arise in connection with the Acquiror Transaction Advisors representing the Company Group Entities after the Closing in matters related to this Agreement, the Transaction Documents and the transactions contemplated hereby and thereby, and (ii) in the event that a transactional matter or a dispute (but not a Proceeding) arises after the Closing between or among the Acquiror Parties or any of their Affiliates (including, after the Closing, the Company Group Entities, the Company Funds and their Affiliates) and any API Entity Party or any Alabama Partner, (x) each of the API Entity Parties agree that the Acquiror Transaction Advisors may represent such Acquiror Entity Party or such Company Group Entity in such transactional matter or dispute even though the interests of such Acquiror Entity Party or such Company Group Entity may be directly adverse to an API Entity Party or any of its Affiliates, and (y) even though the Acquiror Transaction Advisors may have represented the Acquiror Entity Parties in a matter substantially related to such transactional matter or dispute, or may be handling ongoing matters for the Acquiror Entity Parties (and, after the Closing, Company Group Entities, the Company Funds or their Affiliates), the API Sellers and, after the Closing, the Companies, waive, on behalf of themselves, the Company Group Entities and the Company Funds and each of their respective Affiliates, any conflict of interest in connection with such representation by the Acquiror Transaction Advisors. Notwithstanding the foregoing, this Section 6.9(c) shall not authorize Weil, Davis Polk or Shearman to act as litigation counsel to any Acquiror Party in connection with any Proceeding arising under this Agreement, the other Transaction Documents, and the transactions contemplated herein and therein. Notwithstanding the foregoing, this Section 6.9 shall not constitute a waiver by any API Entity Party of any legal conflict to the extent of authorizing the Acquiror Transaction Advisors to serve as litigation counsel in connection with any dispute.
(d)    The Parties agree to take, and to cause their respective Affiliates to take, commercially reasonable steps necessary to implement the intent of this Section 6.9. Each API Seller acknowledges and agrees, on behalf of itself the Company Group Entities, the Company Funds and their Affiliates, and each Acquiror Party acknowledges and agrees, on behalf of itself and, after the Closing, the Company Group Entities, the Company Funds and their Affiliates, that each has had the opportunity to discuss and obtain adequate information concerning the significance and material risks of, and reasonable available alternatives to, the waivers, permissions and other provisions of this Agreement, including the opportunity to consult with counsel other than Transaction Advisors. This Section 6.9 is for the benefit of the Transaction Advisors (including its partners and employees), which are intended third-party beneficiaries of this Section 6.9.
Section 6.10    Further Assurances. Each Party to this Agreement agrees to execute such documents and other papers and use its reasonable efforts to perform or cause to be performed such further acts as may be reasonably required to carry out the provisions contained in this Agreement and the other Transaction Documents. Prior to the earlier of the Closing and the termination of this Agreement in accordance with Article IX (Termination), the Parties will cooperate to give effect to the Pre-Closing Transactions, including with respect to any modifications thereto mutually and reasonably agreed between the Acquiror Parties and the API Representative. Following the Closing, upon the reasonable request of any Party, the other Parties agree to promptly execute and deliver such further instruments of assignment, transfer, conveyance, endorsement, direction or authorization and other documents as may be reasonably requested to effectuate the purposes of this Agreement and the other Transaction Documents.
Section 6.11    R&W Policy. On or prior to the date hereof, the Acquiror (or an Affiliate thereof) has delivered to the API Representative a copy of the binder agreement to the R&W Policy, along with a copy of the substantially final form of the R&W Policy to be issued in the name of and for the benefit of Acquiror (or an Affiliate thereof, as applicable). The Acquiror shall bear the premium, underwriting fee, and Taxes and other directly related expenses due and payable pursuant to the terms of the R&W Policy (the “R&W Policy Expenses”). The Acquiror Parties will promptly pay the R&W Policy Expenses when due and payable under the R&W Policy, and will use commercially reasonable efforts to take, or cause to be taken, all actions reasonably necessary to cause the R&W Policy to become effective and to comply in all material respects with its obligations under the R&W Policy including requiring final issuance of such R&W Policy. There shall be no subrogation against the API Entities or their Affiliates or representatives for any claims made by Acquiror or any other Person under the R&W Policy, except in the event of Fraud. Without the API Representative’s prior written consent (such consent to not be unreasonably conditioned, delayed or withheld), the Acquiror Parties shall not amend the provisions of the R&W Policy in any manner that would be materially prejudicial to or would increase the liability of the API Entities or Alabama Partners hereunder. The Companies, the API Representative and API Entities shall use commercially reasonable efforts to cooperate with the underwriting, binding and issuance of the R&W Policy, including with respect to executing a customary inception no-claims declaration and a customary closing no-claims declaration as the underwriter of the R&W Policy may require.
Section 6.12    Tax Matters.
(a)    Tax Returns.
(i)    Following Closing, the API Representative shall prepare (or cause to be prepared) each Alabama-Prepared Tax Return that is required to be filed after the Closing Date. Except as required by law, each Alabama-Prepared Tax Return shall be prepared in a manner consistent with the past practice. The API Representative shall use commercially reasonable efforts to cause any Alabama-Prepared Tax Returns to be prepared by the same accounting firms that have historically prepared such Tax Returns, provided, for the avoidance of doubt, with respect to Income Tax Returns either or both Andersen Tax LLC and KPMG LLP, a Delaware limited liability partnership, shall be considered an accounting firm that has historically prepared such Tax Returns. The API Representative shall (and shall cause the firms preparing the Alabama-Prepared Tax Returns to) regularly consult with the Acquiror regarding the content and status of each Alabama-Prepared Tax Return and provide the Acquiror with any drafts of the Alabama-Prepared Tax Returns. The API Representative shall use commercially reasonable efforts to deliver (or cause to be delivered) to the Acquiror a draft of each Alabama-Prepared Tax Return for its review and comment at least thirty (30) days prior to the date on which such Alabama-Prepared Tax Return is required to be filed (taking into account extensions). The API Representative shall cause the firms that prepared the Alabama-Prepared Tax Returns to be reasonably available to discuss the Alabama-Prepared Tax Returns with the Acquiror and any questions of the Acquiror about the Alabama-Prepared Tax Returns. The Acquiror shall provide any comments to any such Alabama-Prepared Tax Returns within fifteen (15) days after the receipt of such Alabama-Prepared Tax Return. The API Representative shall consider in good faith any reasonable comments from the Acquiror to any such Alabama-Prepared Tax Returns. If the Acquiror and the API Representative cannot agree upon the contents of any Alabama-Prepared Tax Return, such disagreement shall be resolved by the Accounting Expert in accordance with the procedural principles set forth in Section 2.4. If the contents of any Alabama-Prepared Tax Return have not been resolved at least two (2) days prior to the date on which such Alabama-Prepared Tax Return is required to be filed (taking into account applicable extensions), such Alabama-Prepared Tax Return shall be filed in the manner prepared by the API Representative and amended (if necessary) to reflect the final resolution of the contents of such Alabama-Prepared Tax Return by the Accounting Expert.
(ii)    The Acquiror shall prepare (or cause to be prepared) any Covered Tax Return. Except as required by law, each Covered Tax Return shall be prepared in a manner consistent with the past practice. Acquiror shall use commercially reasonable efforts to cause any Covered Tax Returns to be prepared by the same accounting firms that have historically prepared such Tax Returns, provided, for the avoidance of doubt, with respect to Income Tax Returns either or both Andersen Tax LLC and KPMG LLP, a Delaware limited liability partnership shall be considered an accounting firm that has historically prepared such Tax Returns. Acquiror shall (and shall cause the firms preparing the Covered Tax Returns to) regularly consult with the API Representative regarding the content and status of each Covered Tax Return and provide the Acquiror with any drafts of the Covered Tax Returns. Acquiror shall use commercially reasonable efforts to deliver (or cause to be delivered) to the API Representative a draft of each Covered Tax Return for its review and comment at least thirty (30) days prior to the date on which such Covered Tax Return is required to be filed (taking into account extensions). Acquiror shall cause the firms that prepared the Covered Tax Returns to be reasonably available to discuss the Covered Tax Returns with the API Representative and any questions of the API Representative about the Covered Tax Returns. The API Representative shall provide any comments to any such Covered Tax Returns within fifteen (15) days after the receipt of such Covered Tax Return. The Acquiror shall consider in good faith any reasonable comments from the API Representative to any such Covered Tax Returns. If the Acquiror and the API Representative cannot agree upon the contents of any Covered Tax Return, such disagreement shall be resolved by the Accounting Expert in accordance with the procedural principles set forth in Section 2.4. If the contents of such Covered Tax Return have not been resolved at least two (2) days prior to the date on which such Covered Tax Return is required to be filed (taking into account applicable extensions), such Covered Tax Return shall be filed in the manner prepared by the Acquiror and amended (if necessary) to reflect the final resolution of the contents of such Covered Tax Return by the Accounting Expert.

(iii)    Notwithstanding anything herein to the contrary, absent the consent of the API Representative, each Company Group Entity will adopt the “closing of the books” method under Section 706 of the Code with respect to the (direct and indirect) transfers of Acquired Interests pursuant to this Agreement, except to the extent necessary to allow alignment of the Tax allocation of an item with the sharing of economic benefits or burdens under this Agreement.
(iv)    Following Closing, except as required by applicable Law, as required by a final determination of a Governmental Authority or with the consent of the API Representative (not to be unreasonably withheld, conditioned or delayed), the Acquiror Parties shall not, and shall not permit any of their respective Subsidiaries to, amend any Tax Return of a Company Group Entity that was filed prior to Closing.
(v)    API shall prepare each Income Tax Return of API, Alabama OpCo and their respective wholly owned Subsidiaries that will be filed before Closing in a manner consistent with past practice. API shall use commercially reasonable efforts to deliver (or cause to be delivered) to the Acquiror a draft of each such Income Tax Return at least ten (10) days prior to the date on which such Income Tax Return is required to be filed (taking into account extensions). The API Representative shall consider in good faith any reasonable comments provided by Acquiror with respect to such draft Income Tax Returns.
(vi)    If (x) the amount described in clause (i) of Company Group Tax Amount (as taken into account in determining the Final Closing Indebtedness) exceeds (y) the Income Taxes payable by the Company Group Entities after Closing for Pre-Closing Tax Periods for which a Tax Return was not be filed prior to Closing, the Acquiror shall pay an amount equal to such excess to the Alabama Partners in the same manner as the payment would have been made under Section 2.4(i)(i) if such excess were a Positive Cash Adjustment Amount.
(b)    Tax Contests.
(i)    The Acquiror shall promptly notify the API Representative following the receipt by any Acquiror Party or any of its Subsidiaries of a written notice of any Tax Contest involving the Taxes of API or any Company Group Entity for any Pre-Closing Tax Period. The failure to promptly notify the API Representative shall not affect the rights and obligations relating to the indemnification pursuant to Section 6.12(j) except to the extent the failure to provide prompt notification actually prejudices the indemnifying person.
(ii)    In the case of a Tax Contest of an Income Tax Return of API or a Company Group Entity for a taxable period that ends on or before the Closing Date, the API Representative shall control the portion of such Tax Contest with respect to which an API Entity or Alabama Partner could reasonably be expected to be liable for a material amount of Taxes, including pursuant to Section 6.12(j) as a result of such Tax Contest (an “Alabama Tax Contest Portion”); provided, however, that to the extent permitted by law, (A) the API Representative shall keep the Acquiror informed with respect to the conduct of such Alabama Tax Contest Portion, (B) the Acquiror shall have the right to participate (or designate a person to participate) in all aspects of such Alabama Tax Contest Portion (which right shall include the right to receive copies of all documents furnished to or received by the API Representative in connection with the Alabama Tax Contest Portion, the right to be involved in any oral communications, where practical, between any representative of the API Representative and the Taxing Authority, the right to consult with the Acquiror about all significant decisions regarding the conduct of the Alabama Tax Contest Portion, and the opportunity to provide input to the representatives of the API Representative regarding all such significant decisions) and (C) the API Representative shall not settle (or permit to be settled) any such Alabama Tax Contest Portion without the consent of the Acquiror, which consent will not be unreasonably withheld, conditioned or delayed.
(iii)    In the case of a Tax Contest of a Tax Return of API or a Company Group Entity relating to a Pre-Closing Tax Period (including any Straddle Period), Acquiror shall control the portion of such Tax Contest that is not an Alabama Tax Contest Portion (“Acquiror Tax Contest Portion”); provided, however, that if any API Entity or Alabama Partner could reasonably be expected to be liable for a material amount of Taxes, including pursuant to Section 6.12(j), as a result of any Acquiror Tax Contest Portion, to the extent permitted by law, (A) the Acquiror shall keep the API Representative informed with respect to the conduct of such Acquiror Tax Contest Portion, (B) the API Representative shall have the right to participate (or designate a person to participate) in all aspects of such Acquiror Tax Contest Portion (which right shall include the right to receive copies of all documents furnished to or received by the Acquiror in connection with the Acquiror Tax Contest Portion, the right to be involved in any oral communications, where practical, between any representative of the Acquiror and the Taxing Authority, the right to consult with the Acquiror about all significant decisions regarding the conduct of the Acquiror Tax Contest Portion, and the opportunity to provide input to the representatives of the Acquiror regarding all such significant decisions) and (C) the Acquiror Parties shall not settle any such Acquiror Tax Contest Portion without the consent of the API Representative, which consent will not be unreasonably withheld, conditioned or delayed.
(iv)    The Parties shall take such actions as are necessary to (A) allow the person or persons designated (at any time or from time to time) by Acquiror to be the Taxpayer Representative of API or any Company Group Entity and (B) perfect the designation of such Taxpayer Representative, in each case for any taxable year beginning on or before the Closing Date, provided, however, Acquiror shall cause the Taxpayer Representative to be bound by, and to comply with, the provisions applicable to the “API Representative” or the “Acquiror,” as applicable, under this Section 6.12 in the same manner as if the Taxpayer Representative were a Party to this Agreement. Absent the consent of the API Representative after Closing, a Push Out Election shall not be made by any Company Group Entity for any taxable year ending on or before the Closing Date. The API Representative and API shall cooperate with the Acquiror and each Taxpayer Representative in connection with any Alabama Tax Contests or Acquiror Tax Contests.
(v)    In the event of any conflict between the provisions of the R&W Policy and the provisions of this Section 6.12(b) in each case as they apply to the defense, settlement and/or compromise of a Tax Contest, the provisions of the R&W Policy shall govern.
(c)    Straddle Periods. For purposes of this Agreement, with respect to any Straddle Period, (x) in the case of any real property or personal property Tax or other Tax calculated on a periodic basis, the portion of such Tax allocable to the Pre-Closing Tax Period shall be deemed to include the amount of such Tax for the entire Straddle Period multiplied by a fraction the numerator of which is the number of days in the Straddle Period ending on and including the Closing Date and the denominator of which is the number of days in the entire Straddle Period, and (y) in the case of any other Tax, the portion of such Tax allocable to the Pre-Closing Tax Period shall be computed as if the relevant Straddle Period ended on and included the Closing Date.
(d)    Transfer Taxes. Each applicable API Entity, on the one hand, and Acquiror, on the other hand, shall be responsible for fifty percent (50%) of all Transfer Taxes imposed on the transaction effected at Closing pursuant to Article II (excluding, for the avoidance of doubt, any Transfer Taxes imposed on the Pre-Closing Transactions). Acquiror and the API Entities shall cooperate in the preparation and filing of any Tax Returns or other filings relating to any such Transfer Taxes. Acquiror shall be responsible for all Transfer Taxes imposed on the Pre-Closing Tennessee Transactions, and the API Entities shall be responsible for all Transfer Taxes imposed on the Pre-Closing Alabama Transactions.
(e)    Cooperation. The Parties hereto shall cooperate fully, as and to the extent reasonably requested by the other Party (and at such requesting party’s expense), in connection with (i) the filing of Tax Returns pursuant to Section 6.12(a), and (ii) any audit, litigation or other proceeding with respect to Taxes. Such cooperation shall include the retention and (upon the other party’s request) the provision of records and information that are reasonably relevant to any such audit, litigation or other proceeding and making employees and advisors available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder.
(f)    Section 754 Elections. Without the consent of the Acquiror, API shall not cause or permit any Company Fund to make for the first time an election under Section 754 of the Code.
(g)    Tax Sharing Agreements. Any and all Tax Sharing Agreement between an API Entity, a Founder Partner or a Non-Founder Partner, on the one hand, and a Company Group Entity, on the other hand, shall be terminated, and all payables and receivables arising thereunder shall be settled, in each case prior to the Closing Date. After the Closing Date, the Company Group Entities shall not have any further rights or liabilities thereunder.
(h)    Tax Reporting. Except as otherwise agreed between the Acquiror and the API Representative (not to be unreasonably withheld), the Parties and the Alabama Partners shall, and shall cause their respective Subsidiaries to, report the Transactions for tax purposes consistent with Schedule 6.12(h) and shall not take any position inconsistent therewith on any Tax Return.
(i)    Section 704(c). Notwithstanding anything to the contrary in the Acquiror Partnership Agreement, the Acquiror shall use the traditional allocation method described in Treasury Regulations Section 1.704-3(b) solely for purposes of allocating, under Section 704(c) of the Code for taxable years ending after the Closing Date, any “Section 704(c) gain” resulting from the Closing Transactions, unless otherwise agreed by the API Representative (such agreement not to be unreasonably withheld, conditioned or delayed); provided, notwithstanding the foregoing, the Acquiror may adopt the curative method with respect to any Section 704(c) gain (including, for the avoidance of doubt, any forward or reverse

Code Section 704(c) amounts) with respect to the sale of any one or more assets of the Acquiror, but (i) limited to curing a ceiling rule limitation upon sale with items of gain or loss on sale of one or more assets with the same character and (ii) not to exceed an amount necessary to cause the gain of a direct or indirect partner of the Acquiror on sale of its Common Units to equal (to the extent possible) the buyer’s Section 743(b) adjustment resulting from such sale.
(j)    Tax Indemnity. From and after the Closing, each of the Alabama Partners shall indemnify, defend and hold harmless each of the Acquiror Indemnities from and against such matters expressly set forth on Schedule 6.12(j) hereto. Notwithstanding any other provision of Article X to the contrary, the provisions of Article X (other than Section 10.1(a), Section 10.3(a), Section 10.3(d), Section 10.5, Section 10.6 and Section 10.7 (excluding Section 10.7(a) and Section 10.7(b)(i) and solely to the extent set forth therein) shall not apply to indemnification under this Section 6.12(j). Prior to Closing, the Acquiror shall cooperate with API and the API Entities in the API Entities obtaining insurance for all or a portion of the amounts covered by the indemnity in this Section 6.12(j). Notwithstanding any other provision of this Agreement, the covenants in Section 6.12(j) and Schedule 6.12(j) shall not terminate.
(k)    TRA. Following the date of this Agreement, Acquiror shall use commercially reasonable efforts to develop policies and procedures of general application as to the provision of information to the TRA Parties (as defined in the TRA) pursuant to Section 6.03 of the TRA, including with respect to the timing, scope and form of the information to be provided.
Section 6.13    Payoff Letters. At least two (2) Business Days prior to the Closing Date, the API Representative shall deliver to Acquiror payoff letters from the lenders and other counterparties under each item of Specified Indebtedness, each of which shall state the outstanding amount of such Specified Indebtedness as of the Closing, provide for the automatic (i) termination of definitive documents, including guarantees, in respect of such Specified Indebtedness (subject only to customary surviving provisions) and (ii) release of all Encumbrances securing such Specified Indebtedness, in each case upon payment in full of such Specified Indebtedness and otherwise be in form and substance reasonably satisfactory to Acquiror (the “Payoff Letters”).
Section 6.14    Intentionally Omitted.
Section 6.15    Release.
(a)    Effective as of the Closing, each of the API Sellers, on behalf of themselves and their Affiliates and their respective officers, directors, employees, investors, partners, equityholders, agents, representatives, successors and assigns (in each case to the extent claiming through the rights of the API Sellers, collectively, the “API Seller Releasing Parties”), hereby irrevocably and unconditionally releases and forever discharges the Companies and the other Company Group Entities, their Affiliates (including, following the Closing, the Acquiror Parties) and each of their respective officers, directors, employees (including the Alabama Partners), investors, partners, equityholders, agents, representatives, successors and assigns (in their capacities as such, the “Company Released Parties”) from any and all claims, charges, complaints, causes of action, damages, agreements and liabilities of any kind or nature whatsoever, which any API Seller Releasing Party has had, currently has, or may have in the future against any of the Company Released Parties, in each case, whether known or unknown, suspected or unsuspected, absolute or contingent, or direct or indirect, and whether at law or in equity, arising from any actions or omissions or other conduct occurring prior to and including the Closing, in each case, to the extent relating to or arising out of any API Seller Releasing Parties’ direct or indirect ownership of equity interests in Company Group Entities, including Acquired Interests (the “API Seller Released Claims”); provided, that nothing contained in this Section 6.15 shall extend to, and API Seller Released Claims shall not include, any claims, charges, complaints, causes of action, damages, agreements or liabilities of any kind or nature whatsoever, whether known or unknown and whether at law or in equity, against the Company Released Parties in connection with (w) any rights with respect to limited partner interests in the Carry Vehicles set forth on Schedule 6.15 (including with respect to any Points (as defined in the Carry Vehicles) awarded prior to the date of this Agreement, and “carry equivalents” in in respect of similar vehicles or instruments to the extent such rights existed prior to the date of this Agreement, (x) the Fraud of any such Company Released Party, (y) the respective representations, warranties, obligations, covenants, agreements and liabilities of any Company Released Party under this Agreement or any other Transaction Document to the extent such respective representations, warranties, obligations, covenants, agreements and liabilities expressly by their terms survive the Closing or (z) any rights to indemnification, advancement of expenses, insurance or similar rights that any API Seller Releasing Party may be entitled to as a manager, director or officer of the Company Group Entities pursuant to applicable Law or under any of the Organizational Documents of any Company Group Entity, any Company Fund or any of their Affiliates.

(b)     Effective as of the Closing, each of the Companies on behalf of themselves and their Affiliates and their respective officers, directors, employees, investors, partners, equityholders, agents, representatives, successors and assigns (in each case to the extent claiming through the rights of the Companies, collectively, the “Company Releasing Parties”), hereby irrevocably and unconditionally releases and forever discharges the API Seller Releasing Parties from any and all claims, charges, complaints, causes of action, damages, agreements and liabilities of any kind or nature whatsoever, which any Company Releasing Party has had, currently has, or may have in the future against any of the API Seller Releasing Parties, in each case, whether known or unknown, suspected or unsuspected, absolute or contingent, or direct or indirect, and whether at law or in equity, arising from any actions or omissions or other conduct occurring prior to the Closing, in each case, to the extent relating to or arising out of any API Seller Releasing Parties’ direct or indirect ownership of equity interests in Company Group Entities, including Acquired Interests (the “Company Released Claims”); provided, that nothing contained in this Section 6.15 shall extend to, and Company Released Claims shall not include, any claims, charges, complaints, causes of action, damages, agreements or liabilities of any kind or nature whatsoever, whether known or unknown and whether at law or in equity, against the API Seller Releasing Parties in connection with (x) the Fraud of any such API Seller Releasing Party, (y) the respective representations, warranties, obligations, covenants, agreements and liabilities of any API Seller Releasing Party under this Agreement or any other Transaction Document to the extent such respective representations, warranties, obligations, covenants, agreements and liabilities expressly by their terms survive the Closing or (z) any outstanding indebtedness owed by an API Seller Releasing Party to a Company Releasing Party.
Section 6.16    Confidentiality. Subject to Section 6.4, Section 6.17, Section 6.19 and the provisions of this Section 6.16, no Party shall, and each Party shall not permit its Affiliates or its or their respective officers, directors, employees, advisors, agents or representatives to, disclose the existence, terms or provisions of (i) the Annexes, Exhibits or Schedules of this Agreement or (ii) any of the other Transaction Documents without the prior written consent of Acquiror and the API Representative. Subject to Section 6.4, Section 6.17 and Section 6.19, other than the Acquiror and the API Representative and their respective advisers, no Party or other person shall be entitled to receive a copy of the Annexes, Exhibits or Schedules to this Agreement without the prior written consent of the Acquiror and the API Representative and any Party or Person to whom such Annexes, Exhibits or Schedules are provided shall keep such Annexes, Exhibits or Schedules strictly confidential. Notwithstanding the foregoing, each Party may disclose the terms of the Annexes, Exhibits or Schedules of this Agreement (x) to the extent required by Law or legal process, provided that such Party shall, (A) to the extent permitted by applicable Law, and other than as part of any routine request of any Governmental Authority not specifically directed at the Company Group Entities, first provide the other Parties with prompt written notice of any such anticipated disclosure such that any of them may seek (with the cooperation of the first Party) a protective order or other remedy limiting such disclosure at their sole cost and expense, (B) disclose only such information that is necessary to comply with applicable Law or applicable National Securities Exchange rules, and (C) exercise commercially reasonable efforts to ensure that any such disclosed information will be afforded confidential treatment, (y) in connection with the enforcement by any Party of any term or provision of this Agreement (including pursuant to Section 6.17) or any other Transaction Document and exercise of their rights related thereto (in which case such Party shall (A) disclose only such information that is necessary to enforce this Agreement or such other Transaction Document or exercise such Party’s rights related thereto, and (B) exercise commercially reasonable efforts to ensure that any such disclosed information will be afforded confidential treatment) and (z) to such Party’s Affiliates, officers, directors, employees, advisors, agents and representatives.
Section 6.17    Client Consents.
(a)    With respect to each Client (other than a BDC, which is addressed in Section 6.17(e)), the Companies shall use commercially reasonable efforts to obtain the applicable Client Consent. In furtherance of the foregoing, the Companies shall send a written notice informing the appropriate consenting party of such Clients of the transactions contemplated by this Agreement and requesting the applicable Client Consent from such consenting party of such Clients.
(b)    Acquiror shall reasonably cooperate in good faith with the Companies, the Company Group Entities and their Affiliates in connection with obtaining Client Consents and BDC Consents under this Section 6.17. Without limiting the generality of the foregoing, upon the request of the Companies, Acquiror shall use its commercially reasonable efforts in connection with the obtaining of Client Consents and BDC Consents under this Section 6.17, including, if reasonably requested by the Companies in writing, participating with the Companies in calls and meetings with any Client, its advisory committee or any investor therein. With respect to any Person that becomes a Client after the date of this Agreement but prior to Closing, the Companies shall obtain the written consent of such Person, including such Client’s investors, if applicable, to the transactions contemplated hereunder prior to entering into a Client Contract. The Companies shall, with respect to seeking Client Consents of the applicable real estate Company Funds, seek amendments to certain provisions set forth on Schedule 6.17(b) of the Fund Documentation of such Company Funds, and the Companies and their Affiliates shall take reasonable steps to keep Acquiror reasonably informed upon request of the status of the Companies and their Affiliates’ efforts to obtain the Client Consents and BDC Consents, including requests to receive copies of any material written communications with any Client relating to obtaining Client Consent or BDC Consent (excluding any written communications previously reviewed by Acquiror, unless such communications were materially revised following such review). For the avoidance of doubt and without limiting the generality of the foregoing, Acquiror shall have the right and reasonable opportunity to review drafts of any consent solicitation materials in advance of dissemination of such materials to the applicable recipients thereof (including, with respect to the applicable real estate Company Funds, certain proposed amendments set forth on Schedule 6.17(b) to the Fund Documentation of such Company Funds, which amendments must be acceptable in form and substance to the Acquiror Parties acting reasonably and in good faith), including any materials that incorporate information regarding the transactions contemplated by this Agreement or Acquiror or its Affiliates, in each case, other than materials that are substantively similar to prior materials already provided to Acquiror. Acquiror shall have the right to provide comments on such materials, which the Companies shall reasonably consider in good faith.
(c)    None of Acquiror or its Affiliates shall take any action with the intent that the taking of such action would result in any of the Companies’ inability to obtain a Client Consent.
(d)    Except as otherwise expressly provided in this Section 6.17 (including, for the avoidance of doubt, Section 6.17(b)), the Companies shall solely control the process of obtaining Client Consents and BDC Consents in connection with the transactions contemplated hereby; provided, that, without the prior written consent of Acquiror, neither the Company Group Entities nor any of their Affiliates shall offer or enter into any, or amend any existing, fee waiver, fee reduction, fee modification, expense waiver or similar arrangement with respect to a Client pursuant to a Client Contract or otherwise offer or make any payment or concession that would otherwise adversely affect the economic value of such Client relationship or materially modify any other term, in each case, for the purpose of obtaining such Client’s Client Consent or BDC Consent, except as consented to by Acquiror in writing. Except as requested by the Companies in writing, no Acquiror Party nor any officer, director, employee or other agent or representative of any Acquiror Party shall (x) communicate with any Client, any officer, director, managing member or general partner of any Client, any advisory committee or similar body with respect to, or investor in, any Client, in each case for the purpose of soliciting Client Consents or BDC Consents or (y) propose any fee waiver, fee offset or other concessions to any Person listed in the foregoing clause (x) in connection with the solicitation of Client Consents or BDC Consents or seek to induce to any such Person to withhold a Client Consent a BDC Consent. The foregoing shall in no way be construed to prohibit communication between any Acquiror Party, their respective Affiliates’ or any officer, director, employee or other agent or representative of any Acquiror Party or their respective Affiliates from communicating with any investor in any Client who is also an investor in Acquiror’s or its Affiliates’ existing funds regarding the Transactions generally; provided, that, at the request of the Company Group Entities, the Acquiror shall provide the Company Group Entities with copies of any material written communications with any such investors relating the Transaction (excluding any written communications previously reviewed by the Company Group Entities).
(e)    The Companies shall use their commercially reasonable efforts to cause the trustees / directors of each BDC (including at least a majority of the trustees/ directors of the BDC who are not “interested persons”, as defined in Section 2(a)(19) of the Investment Company Act, of the BDC) to approve a new advisory agreement with the same Affiliate of Alabama OpCo that provides investment management or investment advisory services to such BDC as of the date hereof to take effect upon the Closing on terms not less favorable in any material respect in the aggregate to such Affiliate of Alabama OpCo (and no less favorable to such Affiliate of Alabama OpCo with respect to fee rates and any other economic terms) than the terms of the existing advisory agreement between such Affiliate of Alabama OpCo and the BDC; and to call a special meeting of the shareholders of each BDC for purposes of obtaining the BDC Consent. In connection therewith, the Companies and each of their Affiliates will use commercially reasonable efforts to (i) cause each BDC to prepare and file with the SEC proxy solicitation materials that comply in all material respects with the applicable provisions of Section 14 of the Securities Exchange Act and Section 20 of the Investment Company Act (which shall be subject to Acquiror’s rights to review and comment pursuant to Section 6.17(b)), (ii) mail such proxy solicitation materials and (iii) submit or cause to be submitted, to the shareholders of each BDC for a vote at a shareholder meeting the proposals described in the first sentence of this paragraph. Acquiror and the Companies agree to provide promptly in writing all information concerning themselves and their respective Affiliates required to be included in a BDC’s proxy statements under the Securities Exchange Act or other applicable Law. Acquiror and the Companies agree to promptly correct such information if and to the extent that such information becomes false or misleading in any respect.
(f)    The Companies shall use commercially reasonable efforts to ensure that all disclosure, notice or consent materials to be provided by or on behalf of any Company or a BDC to any investor in the BDC or to the board of trustees/directors of the BDC in connection with the Transactions, at the time such information is provided and at the time such information is used, will be true and correct and will not contain any untrue statement of a material fact, or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (including without limitation to the extent revised information is necessary to correct any statement in any earlier communication that has become false or misleading); provided, however, that (i) the Company Group Entities assume no responsibility with respect to any information supplied by or on behalf of any Acquiror Party or their respective representatives for inclusion or incorporation by reference in the disclosure, notice or consent materials and (ii) the Acquiror Parties assume no responsibility with respect to any information supplied by or on behalf of the Company Group Entities or their respective representatives for inclusion or incorporation by reference in the disclosure, notice or consent materials.
Section 6.18    PubCo Governance. PubCo shall take all such actions necessary to, no later than promptly following the Effective Time, (a) cause one (1) Key Person as mutually agreed by Acquiror and API Representative to be appointed to the PubCo Board and the Executive Committee thereof for consecutive one-year terms lasting until the earlier of the two (2) annual meetings of PubCo stockholders following the Closing and the Sunset (the “Term Expiration”), subject to earlier removal for Cause (as defined in the Partner Holdings Partnership Agreement or upon such Non-Founder Partner ceasing to be an active partner of the Company Group Entities following the Closing; provided, that, in the event such nominee resigns or is removed in accordance with the immediately preceding sentence or otherwise ceases to serve on the PubCo Board, the Co-Managing Partners shall have the right to nominate a replacement until the Term Expiration and (b) designate thirteen (13) Non-Founder Partners to the management committee of PubCo until the expiration of the Earnout Measurement Period. This Section 6.18 is for the benefit of the Co-Managing Partners, which are intended third-party beneficiaries of this Section 6.18.
Section 6.19    PubCo Stockholder Consent and Information Statement.
(a)    As promptly as reasonably practicable following the execution and delivery of this Agreement, PubCo shall deliver to the API Representative the PubCo Stockholder Consent in accordance with applicable Law and PubCo’s Organizational Documents.
(b)    Subject to receipt of the Information Statement Financials pursuant to Section 6.19(c), PubCo shall use commercially reasonable efforts to, with the assistance of the API Entities reasonably necessary in connection therewith, as promptly as reasonably practicable following the execution and delivery of this Agreement, and in any event no later than 120 days following the Closing (it being understood and agreed that such 120 day period may be equitably extended for delays caused by the API Entities), (i) prepare, with the assistance of the API Entities in connection therewith and (ii) file with the SEC, the Information Statement in preliminary form (such date, the “Information Statement Date”). Each of the PubCo and the API Entities shall use commercially reasonable efforts to ensure that none of the information supplied by it, any of its Affiliates or its or their respective representatives for inclusion or incorporation by reference in the Information Statement shall, at the date of mailing to PubCo stockholders or of filing with the SEC, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that (x) PubCo assumes no responsibility with respect to information supplied by or on behalf of the API Entities or their respective representatives for inclusion or incorporation by reference in the Information Statement, and (y) the API Entities and the Company Group Entities assume no responsibility with respect to any information supplied by or on behalf of any Acquiror Party or their respective representatives for inclusion or incorporation by reference in the Information Statement.
(c)    The API Entities and Company Group Entities shall use commercially reasonable efforts to deliver to PubCo, as promptly as reasonably practicable following the execution and delivery of this Agreement, (i) the Required Audited Financials in accordance with Section 6.4(e)(i) (substituting Information Statement Date for Closing Date in clause (i) thereof), (ii) the Required Interim Financials in accordance with Section 6.4(e)(ii) (substituting Information Statement Date for Closing Date in clause (ii) thereof) (together with the Required Audited Financials in clause (i), the “Information Statement Financials”) and (iii) such additional financial and other reasonably pertinent information regarding the Companies as is reasonably requested by Acquiror regarding such periods in connection with preparing information that is required to be disclosed in the Information Statement, including certain non-GAAP financial information and operating metrics.
(d)    The API Entities and Company Group Entities shall reasonably cooperate with PubCo in connection with the preparation of pro forma financial statements and the information with respect to the API Entities and Company Group Entities to be included pursuant to Item 301 of Regulation S-K, in each case, as required to be included in the Information Statement.

(e)    PubCo shall promptly notify the API Representative of the receipt of any comments of the staff of the SEC with respect to the Information Statement and of any request by the staff of the SEC for any amendment or supplement thereto or for additional information, and shall promptly provide the API Representative with copies of all correspondence between the PubCo and the SEC with respect to the Information Statement. Each of PubCo and the API Entities shall use their reasonable best efforts to promptly provide responses to the SEC with respect to all comments of the SEC received on the Information Statement. Prior to the submission to the SEC of the Information Statement (including, for the avoidance of doubt, any supplement or amendment thereto) and any responses to the SEC, PubCo shall reasonably cooperate and provide the API Representative and its legal counsel with a reasonable opportunity to review and comment on the Proxy Statement and any responses to the SEC and consider the API Representative’s comments in good faith.
(f)    As promptly as reasonably practicable after the earliest of (i) receipt of oral or written confirmation from the SEC that it has no further comments on the Information Statement in the event the SEC reviews the Information Statement and (ii) expiration of the ten (10) day period after the preliminary Information Statement in the event the SEC does not review the Information Statement, PubCo shall cause the Information Statement to be (A) filed with the SEC in definitive form as contemplated by Rule 14c-5 under the Securities Exchange Act and (B) mailed to the requisite PubCo stockholders.
(g)    If any event, circumstance or information relating to PubCo, the other Acquiror Parties, the API Entities, the Company Group Entities, or their respective Affiliates, officers or directors, should be discovered that should be set forth in an amendment or a supplement to the Information Statement so that such document would not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading, the party discovering such event, circumstance or information shall promptly inform the other parties and an appropriate amendment or supplement describing such event, circumstance or information shall be promptly filed with the SEC and disseminated to the PubCo stockholders to the extent required by Law.
Section 6.20    Reductions of Forfeited Common Units. In the event that, following the Closing, units in New API II are forfeited by a partner of New API II, then Acquiror shall be permitted to reduce the number of Common Units issued to and held by New API II pursuant to this Agreement (including Closing Units or any Common Units issued to New API II pursuant to Section 2.7 (Earnout)) by the corresponding number of units in New API II so forfeited, but only if and to the extent that the Chief Executive Officer of PubCo determines following reasonable and good faith consultation with the Co-Managing Partners: (a) that the business of the Company Group Entities has been impaired as a result of any departures by Non-Founder Partners listed on Schedule 6.20 where such Non-Founder Partners forfeited units and (b) to issue (or cause an Affiliate to issue) PubCo Stock Units (or equivalent equity of PubCo) to one or more employees of the Company Group Entities that devote substantially all of their time and attention to the business of the Company Group Entities and have responsibilities comparable with those of a person listed on Schedule 6.20.
Section 6.21    Financing Cooperation.
(a)    Prior to earlier to occur of (x) the Closing Date and (y) the termination of this Agreement in accordance with its terms, subject to the limitations set forth in Section 6.21(b), the API Entities and Companies shall, and shall cause the Company Group Entities and their respective representatives to, use their respective commercially reasonable efforts to provide Acquiror and PubCo with customary cooperation in connection with the arrangement of any Debt Financing as may be reasonably requested by Acquiror. Such cooperation shall include using commercially reasonable efforts to take the following actions: (i)(A) furnishing Acquiror and its Debt Financing Sources with such financial and other reasonably pertinent information regarding the Company Group Entities as is reasonably requested by Acquiror to the extent such information is of the type and form customarily included in, and (B) reasonably assisting in the preparation of, in each case, offering memoranda, private placement memoranda, prospectuses, rating agency presentations, bank information memoranda, “public” and “private” marketing materials and similar documents customarily prepared for transactions of the type contemplated by the Debt Financing, including the Required Audited Financials and the Required Interim Financials, (ii) providing customary information and financial data regarding the Company Group Entities reasonably requested by Acquiror in connection with the preparation by Acquiror of (A) pro forma financial information, and (B) projections or other forward looking statements, in each case, of the type customarily included in any offering memoranda, private placement memoranda, prospectuses, rating agency presentations, bank information memoranda, “public” and “private” marketing materials and similar documents customarily prepared for transactions of the type contemplated by the Debt Financing (it being understood that PubCo and the Acquiror shall remain responsible for the preparation of all such pro forma financial information, projections and other forward looking statements and, for the avoidance of doubt, certain non-GAAP financial information and operating metrics required for the preparation by Acquiror of pro forma financial information shall be deemed customary to the extent that the Company Group Entities can reasonably prepare or provide such information without undue burden); (iii) execution and delivery of authorization letters (solely as they relate to the Companies and the other Company Group Entities) reasonably requested by the Debt Financing Sources and customary for transactions of the type contemplated by the Debt Financing; (iv) making appropriate officers and executive employees of the Company Group Entities reasonably available to participate in a reasonable number of meetings, conference calls, presentations, due diligence sessions, road shows and drafting sessions to the extent customary for transactions of the type contemplated by the Debt Financing at reasonable times and locations to be mutually agreed; (v) providing Acquiror, at least four (4) Business Days prior to the Closing Date, with customary information with respect to the Company Group Entities to the extent reasonably requested in writing by Acquiror at least ten (10) Business Days prior to the Closing Date in connection with any Debt Financing and required in connection with applicable “know-your-customer” and AML/Sanctions laws and regulations; (vi) assisting in the preparation and delivering of any pledge and security agreements and other definitive documentation for the Debt Financing (including, to the extent reasonably requested by Acquiror, the preparation of schedules thereto); (vii) to the extent required in connection with an offering of debt securities as part of the Debt Financing, requesting assistance (including, consistent with customary practice, consenting to the use of their audit reports in materials relating to the Debt Financing and issuing “comfort letters”, in each case, on customary terms) from the Company Group Entities’ independent accountants with respect to financial information customarily derived from the financial statements of the Company Group Entities and other financial information relating to the Company Group Entities customarily included in an offering document therefor; (viii) cooperating in the replacement or backstop of any applicable outstanding letters of credit issued for the benefit of any Company Group Entities and (ix) taking reasonable corporate or organizational actions reasonably necessary to permit the consummation of the Financing.
(b)    Notwithstanding anything which may be to the contrary in Section 6.21(a), none of the API Entities, the Companies or the Company Group Entities, nor any of their respective representatives, shall be required to take any of the following actions pursuant to such Section or otherwise pursuant to any other provision of this Agreement in connection with the Debt Financing: (a) any action, effort or undertaking that would (i) unreasonably interfere with the ongoing normal business operations of such persons, (ii) reasonably be expected to cause material competitive harm to the business of any of such person, (iii) breach any confidentiality obligations applicable to any such person or create a reasonable risk of damage or destruction to any material property or assets of any Company Group Entity or (iv) change any fiscal period of such person; (b) the adoption of resolutions or consents by any board of directors, manager, member, general partner or other governing body of any Company Group Entity to approve or authorize the Debt Financing or the execution and delivery of any agreement, instrument, certificate or other document in connection therewith, in each case that are not contingent upon the occurrence of the Closing or that would be effective prior to the Closing; (c) the execution or delivery of any certificate, document, instrument or agreement, including any definitive documentation for the Debt Financing, in each case that is not contingent upon the occurrence of the Closing or that would be effective prior to the Effective Time (other than prepayment or similar notices with respect to indebtedness of any Company Group Entity and customary authorization letters referred to in Section 6.21(a)); (d) any action, effort or undertaking that would, or would reasonably be expected to, result in any representation or warranty of any such person in this Agreement being breached; (e) the payment of any commitment or other similar fee or the incurrence of any other expense, liability or obligation, in each case, arising from the Debt Financing and other than those solely payable following the Closing or that are advanced by Acquiror; (f) any action, effort or undertaking that would, or would reasonably be expected to result in, any officer or representative of any such person incurring any personal liability; (g) any action, effort or undertaking that would, or would reasonably be expected to, cause any closing condition set forth in Article VII or Article VIII to fail to be satisfied or result in any breach of the Organizational Documents of any Company Group Entity, any applicable Law, or any Material Contract (including this Agreement); (h) the preparation of any financial statements or other financial or other information that is not readily available to such persons or prepared in the ordinary course of business of the Company Group Entities at the time requested obtain review of any financial or other information by its accountants or advisors (except for those expressly contemplated by Section 6.4(d), Section 6.19 and this Section 6.21); (i) the provision of access to or disclosure of any information where such access or disclosure (i) would reasonably be expected (as reasonably determined by the applicable API Entity or Company Group Entity) to jeopardize the privilege of any API Entity or Company Group Entity with respect to attorney-client communications or attorney work product or (ii) is with respect to information or materials that relate to the proposed sale of the business of the Company Group Entities or the negotiation, execution and delivery of this Agreement; (j) delivery by any Company Group Entity or any of their respective representatives of any certificate that it reasonably believes in good faith contains any untrue certifications; (k) waiver or amendment by any API Entity or any Company Group Entity of any term of this Agreement; (l) delivery of any certificate of any representatives of any API Entity or Company Group Entity prior to the Effective Time (other than any customary authorization letters contemplated by the Debt Financing referred to in Section 6.21(a)); or (m) preparation by any Group Company or any of their respective representatives of information that constitutes post-Closing pro forma cost savings, synergies, capitalization, ownership or other post-Closing financial information.

(c)    If Acquiror shall request any cooperation under this Section 6.21 in connection with any Debt Financing, Acquiror shall provide to the API Representative true, complete and correct copies of each commitment letter, engagement letter, fee letter and other similar agreement related to such Debt Financing (including all exhibits, schedules and annexes thereto, collectively, the “Debt Financing Letters”); provided that copies of such fee letters may be redacted to omit fee amounts, pricing caps and other commercially sensitive economic terms. Promptly upon request of any API Entity, any Company or their respective counsel, Acquiror shall inform the API Representative, such Company and their counsel, in reasonable detail, of the status of its efforts to arrange, document and consummate the Debt Financing and of all material developments in respect of the Debt Financing. Acquiror shall provide the API Representative with copies of any amendment, amendment and restatement, supplement or other modification of any Debt Financing Letter promptly upon execution thereof, subject to redaction in the same manner as set forth above.
(d)    The Acquiror shall reasonably promptly reimburse the API Entities, the Companies and the Company Group Entities for any reasonable and documented out-of-pocket expenses (including reasonable and documented out-of-pocket attorneys’ fees) incurred by them in connection with the cooperation contemplated by Section 6.21(a). Notwithstanding the foregoing, Acquiror shall not be responsible for amounts that would have been incurred in connection with the Transactions had the Debt Financing not been incurred or contemplated. The Acquiror shall indemnify and hold harmless the API Entities, the Companies, the Company Group Entities and their respective representatives from and against any and all liabilities, losses, damages, claims, costs, expenses (including reasonable and documented out-of-pocket attorneys’ fees), interest, awards, judgments, penalties and amounts paid in settlement (with Acquiror’s prior written consent (not to be unreasonably withheld, conditioned or delayed)) suffered or incurred by them in connection with (i) the Debt Financing and any action taken by them at the request of Acquiror pursuant to this Section 6.21 and (ii) any information used in connection therewith (other than (x) information provided to the Acquiror in writing by any such person for inclusion in any offering or marketing materials relating to the Debt Financing or (y) to the extent resulting from the bad faith or willful misconduct of any such person).
(e)    The Acquiror confirms and acknowledges that it is not a condition to the Closing or to any of the other obligations under this Agreement that Acquiror or any of its Affiliates obtain any funds or financing (including any Debt Financing) and, for the avoidance of doubt, if the Debt Financing has not been obtained, Acquiror, PubCo and Tennessee GP shall continue to be obligated to consummate the Transactions (including the Merger) and make all payments contemplated by this Agreement. Notwithstanding anything contained herein to the contrary, a breach of any or all of their respective obligations under this Section 6.21 shall not cause any API Entity, the API Representative or any Company Group Entity to be in material breach of any agreement or covenant required by this Agreement to be performed and complied with by such API Entity, API Representative or such Company Group Entity prior to or on the Closing Date for purposes of Section 7.2.
Section 6.22    No Shop. During the period from the date of this Agreement through the earlier of the Closing Date and the date on which this Agreement is terminated in accordance with Article IX, the Companies shall not, and shall cause the Company Group Entities and their and such Company Group Entities’ respective officers, directors, employees and representatives not to, directly or indirectly, (a) enter into any (i) merger, consolidation or business combination, (ii) disposition of any material assets of the Company Group Entities (other than dispositions of assets expressly permitted by this Agreement and excluding, for the avoidance of doubt, any dispositions of underlying Client investments) or (iii) any sale of the equity securities of any of the Company Group Entities, or, in each case, any similar transaction involving the Company Group Entities, in each case, other than the transactions contemplated by this Agreement or in connection with the repurchase of equity from the Founder Partners pursuant to Section 2.4.1 of the Founders’ Letter Agreement, (b) take any actions in furtherance of an initial public offering of, or other listing on a national securities exchange of, securities of a Company Group Entity or any successor offeror (the transactions described in clauses (a) or (b), an “Alternative Transaction”), (c) initiate, solicit proposals or offers, knowingly encourage or engage in discussions or negotiations with any Person with respect to an Alternative Transaction, (d) furnish to any Person any information concerning or relating to any Alternative Transaction, (e) knowingly assist or participate in, or facilitate, any effort or attempt by any Person (other than Acquiror and its Affiliates and authorized representatives) to do or seek to do any of the foregoing; or (f) enter into any letter of intent, agreement in principle, acquisition agreement or any other contract (including any confidentiality agreement) with respect to an Alternative Transaction. The Companies shall, shall cause the Company Group Entities and their and such Company Group Entities’ respective officers, directors and employees to, and shall direct their authorized representatives to, immediately cease and cause to be terminated any of the foregoing actions relating to an Alternative Transaction (including ceasing any discussions related to any Alternative Transaction), to use reasonable best efforts to enforce any confidentiality or similar agreement relating to an Alternative Transaction and to cause the return or destruction of any confidential or nonpublic information or data provided to any person other than the Acquiror with respect to any Alternative Transaction. From and after the date of this Agreement, the Companies shall promptly advise

Acquiror in writing of any inquiry, expression of interest, request for information or access to property, books or records, proposal or offer relating to an Alternative Transaction, and the material terms and conditions of such inquiry, proposal or offer (and such Alternative Transaction relating thereto) and, unless restricted by Law or Contract, the identity of the Person making such inquiry, proposal or offer. The Companies shall keep Acquiror informed, as promptly as practicable, in all material respects of the status and details (including material amendments or proposed amendments) of any such inquiry, proposal or offer.
Section 6.23    Restrictive Legends.
(a)    The certificates representing the Common Units to be issued and delivered at Closing in accordance with this Agreement shall bear the following legends (it being agreed that if the Common Units are not in certificated form, other appropriate restrictions shall be implemented to give effect to the following):
LEGEND A – 33’ ACT LEGEND
THE COMMON UNITS EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER APPLICABLE STATE SECURITIES LAWS AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL FOR THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933 OR APPLICABLE STATE SECURITIES LAWS.
LEGEND B – LOCK-UP LEGEND
THE COMMON UNITS REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A LOCK-UP AGREEMENT THAT RESTRICTS THE TRANSFER OF THESE COMMON UNITS BEGINNING ON OR ABOUT [●]. COPIES OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST OF THE SECRETARY OF THE COMPANY.
LEGEND C – IRA LEGEND
THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER, AS SET FORTH IN THE INVESTOR RIGHTS AGREEMENT, DATED [●], BY AND AMONG THE ISSUER AND THE PARTIES THERETO. A COPY OF SUCH DOCUMENT WILL BE FURNISHED WITHOUT CHARGE BY THE ISSUER TO THE HOLDER HEREOF UPON WRITTEN REQUEST.
(b)    The certificates representing the Class B Shares to be issued and delivered at Closing in accordance with this Agreement shall bear the following legends (it being agreed that if the Class B Shares are not in certificated form, other appropriate restrictions shall be implemented to give effect to the following):
LEGEND A – 33’ ACT LEGEND
THE SHARES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER APPLICABLE STATE SECURITIES LAWS AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL FOR THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933 OR APPLICABLE STATE SECURITIES LAWS.
LEGEND B – LOCK-UP LEGEND
THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A LOCK-UP AGREEMENT THAT RESTRICTS THE TRANSFER OF THESE SHARES BEGINNING ON OR

ABOUT [●]. COPIES OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST OF THE SECRETARY OF THE COMPANY.
LEGEND C – IRA LEGEND
THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER, AS SET FORTH IN THE INVESTOR RIGHTS AGREEMENT, DATED [●], BY AND AMONG THE ISSUER AND THE PARTIES THERETO. A COPY OF SUCH DOCUMENT WILL BE FURNISHED WITHOUT CHARGE BY THE ISSUER TO THE HOLDER HEREOF UPON WRITTEN REQUEST.
Section 6.24    Stock Transactions. Promptly following the date of this Agreement and during the period from the date of this Agreement to the earlier of the Closing Date and the termination of this Agreement in accordance with Article IX (Termination), the Companies shall restrict trading in securities of PubCo for directors, officers and employees of the Company Group Entities in accordance with the standard practices of the Company Group Entities.
Section 6.25    Investment Committee Review Matter. As of the Closing Date, the principles set forth on Schedule 6.25 shall apply to any Company Fund that has held a closing with third party investors and is actively investing capital prior to the date hereof.
Section 6.26    Certain Deconsolidation Matters. During the period from the date of this Agreement to the earlier of the Closing Date and the termination of this Agreement in accordance with Article IX (Termination), each of the Company Group Entities and API Entities shall use commercially reasonable efforts to take, or cause to be taken, the actions set forth on Schedule 6.26.
Section 6.27    Termination of Affiliate Agreements. At or prior to the Closing, except as set forth on Schedule 6.27, the API Entities and the Companies shall cause all of the Affiliate Agreements to be terminated, in each case, without any Liability to the Acquiror Parties or their respective Affiliates following the Closing Date.
Section 6.28    Resignations. At or prior to the Closing, the API Representative will deliver to the Acquiror duly executed letters of resignation on forms reasonably acceptable to Acquiror, effective as of the Closing, of each director and officer of each Company Group Entity, other than any continuing directors or officers whom the Acquiror may specify in writing to the API Representative no later than five (5) Business Days prior to the Closing.
Section 6.29    Exchange Agreement. Prior to the Closing, the Acquiror Parties and the Applicable API Entities shall cooperate in good faith to amend the form of Exchange Agreement attached hereto as Exhibit I to provide for mutually agreeable procedures through which an Alabama Partner party thereto may effect a redemption of units in the Applicable API Entity in exchange for a distribution of Common Units held, directly or indirectly, by the Applicable API Entity to the extent of an exchange thereunder.
Section 6.30    Essential Housing II. During the period (i) from the date of this Agreement to the earlier of the Closing Date and the termination of this Agreement in accordance with Article IX (Termination), the Parties agree to take, or cause to be taken and (ii) following the Closing, the Acquiror and the Co-Managing Partners agree to take, or cause to be taken, the applicable actions set forth on Schedule 6.30 as it relates to Essential Housing II.
ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIROR PARTIES
The obligations of the Acquiror Parties under this Agreement shall be subject to the satisfaction, at or prior to the Closing Date, of all of the following conditions, any one or more of which may be waived in writing by Acquiror:
Section 7.1    Representations and Warranties. Each of (a) the API Entity Fundamental Representations and the Company Fundamental Representations (other than Section 3.3 (Title) and Section 4.2(a) (Capital Structure)) and the representations and warranties contained in Section 4.2(b) shall be true and correct in all material respects, (b) the representations and warranties in Section 3.3 (Title)) and Section 4.2(a) (Capital Structure) shall be true and correct in all respects (other than de minimis inaccuracies), (c) the representation and warranty of the Companies contained in Section 4.8(b) (Absence of Certain Changes (No MAE)) shall be true and correct in all respects, and (d) the remaining representations and warranties of the API Entities contained in Article III (Representations and Warranties of API Entities) and the remaining representations and warranties of the Companies contained in Article IV (Representations and Warranties regarding the Company Group Entities) or in any certificate or other writing delivered by the API Entities or any Company pursuant hereto (other than the representations and warranties described in the foregoing clauses (a) through (c)) shall be true and correct (without giving effect to any qualifications or limitations as to “materiality” or “material adverse effect” or similar qualifiers contained therein), except where the failure of such representations or warranties described in this clause (d) to be true and correct has not had, or would not reasonably be expected to have, individually or in the aggregate, an Alabama Material Adverse Effect, in each case of the foregoing clauses (a), (b), (c) and (d), as of the date hereof and on and as of the Closing Date as though made on and as of the Closing Date (except for such representations and warranties expressly stated to relate to an earlier date, in which case, as of such earlier date).
Section 7.2    Performance. The API Entities and the Companies shall have performed and complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by them prior to or on the Closing Date.
Section 7.3    Officer’s Certificate. The API Representative shall have delivered to Acquiror a certificate, signed by an executive officer of the Companies, dated as of the Closing Date, certifying the matters set forth in Section 7.1 (Representations and Warranties), Section 7.2 (Performance), Section 7.6 (No Alabama Material Adverse Effect) and Section 7.8 (Client Consent Percentage) have each been satisfied.
Section 7.4    Antitrust Laws. (a) All required filings under the HSR Act shall have been made and all applicable waiting periods (and any extensions thereof) thereunder shall have terminated or expired, and (b) all required filings with any Governmental Authority or pursuant to any Antitrust Laws, in each case, set forth on Schedule 7.4 shall have been made, and all approvals, consents, authorizations, clearances or waiting periods (and any extensions thereof) thereunder shall have been obtained and be in full force and effect (in the case of approvals, consents, authorizations or clearances) or shall have expired or terminated (in the case of waiting periods and extensions thereof), as the case may be.
Section 7.5    No Injunction. There shall not be in effect any Law, injunction or other Order by a Governmental Authority restraining, enjoining, having the effect of making the transactions contemplated by this Agreement illegal or otherwise prohibiting the consummation of the transactions contemplated by this Agreement.
Section 7.6    No Alabama Material Adverse Effect. Since the date of this Agreement, no Alabama Material Adverse Effect shall have occurred and be continuing.
Section 7.7    Certain Consents. Each consent set forth on Schedule 7.7 shall have been obtained.
Section 7.8    Client Consent Percentage. The Client Consent Percentage as of the Closing shall be at least eighty-five percent (85%).
Section 7.9    Key Persons. Each Key Person has executed a Partner Acknowledgement and Joinder Agreement and, as of the Closing, each such Partner Acknowledgement and Joinder Agreement shall be in full force and effect, and each of the Key Persons shall continue to be employed by the Company Group Entities (and not have given written notice that such Key Person intends to terminate his or her employment) and, except during any period of disability, shall have actively and continuously devoted their business time and attention to the affairs of the Company Group Entities substantially consistent with such service as of immediately prior to the date hereof.
Section 7.10    Other Employee Waivers. Each Other Senior Partner has executed a Partner Acknowledgement and Joinder Agreement and, as of the Closing, at least Eighty Percent (80%) of the Other Senior Partners shall be party to a Partner Acknowledgement and Joinder Agreement that is in full force and effect, and (ii) continue to be employed by the Company Group Entities (and not have given written notice that such Other Senior Partner intends to terminate his or her employment) and, except during any period of disability, shall have actively and continuously devoted their business time and attention to the affairs of the Company Group Entities substantially consistent with such service as of immediately prior to the date hereof.
Section 7.11    Pre-Closing Transactions. The Pre-Closing Alabama Transactions shall have been effectuated in all material respects on the terms described in Exhibit A.

Section 7.12    Other Transaction Documents. Each of the Founders, Alabama Partners, Companies, API Entities and their respective Related Partners (other than any Withdrawn Partners), as applicable, shall have duly executed and delivered to Acquiror a Partner Acknowledgement and Joinder Agreement and, in the case of the Founders, the Founders’ Letter Agreement and the Founders’ Name Rights Agreement.
ARTICLE VIII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE API ENTITIES AND THE COMPANIES
The obligation of the API Entities and the Companies to effect the transactions contemplated by this Agreement shall be subject to the satisfaction, at or prior to the Closing Date, of all of the following conditions, any one or more of which may be waived in writing by the API Representative:
Section 8.1    Representations and Warranties. Each of (a) the Acquiror Party Fundamental Representations other than Section 5.7(a) (Capitalization) shall be true and correct in all material respects, (b) the representations and warranties in Section 5.7(a) (Capitalization) shall be true and correct in all respects (other than de minimis inaccuracies), (c) the representation and warranty of the Acquiror Parties contained in Section 5.17 (No Acquiror Material Adverse Effect)) shall be true and correct in all respects, and (d) the remaining representations and warranties of the Acquiror Parties contained in Article V (Representations and Warranties of the Acquiror Parties) or in any certificate or other writing delivered by Acquiror pursuant hereto (other than the representations and warranties described in the foregoing clauses (a), (b) and (c)) shall be true and correct (without giving effect to any qualifications or limitations as to “materiality” or “material adverse effect” or similar qualifiers contained therein), except where the failure of such representations or warranties described in this clause (d) to be true and correct has not had, or would not reasonably be expected to have, individually or in the aggregate, an Acquiror Material Adverse Effect, in each case of the foregoing clauses (a), (b), (c) and (d), as of the date hereof and on and as of the Closing Date as though made on and as of the Closing Date (except for such representations and warranties expressly stated to relate to an earlier date, in which case, as of such earlier date).
Section 8.2    Performance. The Acquiror Parties shall have performed and complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by them prior to or on the Closing Date.
Section 8.3    Officer Certificate. Acquiror shall have delivered to the API Representative a certificate, signed by an executive officer of the Acquiror Parties in his or her capacity as such on behalf of the Acquiror Parties, dated as of the Closing Date, certifying the matters set forth in Section 8.1 (Representations and Warranties), Section 8.2 (Performance) and Section 8.6 (No Acquiror Material Adverse Effect) have each been satisfied.
Section 8.4    Antitrust Laws. (a) All required filings under the HSR Act shall have been made and all applicable waiting periods (and any extensions thereof) thereunder shall have terminated or expired, and (b) all required filings with any Governmental Authority or pursuant to any Antitrust Laws, in each case, set forth on Schedule 7.4 shall have been made and all applicable approvals, consents, authorizations, clearances or waiting periods (and any extensions thereof) thereunder shall have been obtained and be in full force and effect (in the case of approvals, consents, authorizations or clearances) or shall have expired or terminated (in the case of waiting periods and extensions thereof), as the case may be.
Section 8.5    No Injunction. There shall not be in effect any Law, injunction or other Order by a Governmental Authority restraining, enjoining, having the effect of making the transactions contemplated by this Agreement illegal or otherwise prohibiting the consummation of the transactions contemplated by this Agreement.
Section 8.6    No Acquiror Material Adverse Effect. Since the date of this Agreement, no Acquiror Material Adverse Effect shall have occurred and be continuing.
Section 8.7    Certain Consents. Each consent set forth on Schedule 8.7 shall have been obtained.

ARTICLE IX

TERMINATION
Section 9.1    Termination. This Agreement may be terminated on or prior to the Closing as follows:
(a)    Acquiror and API Representative may terminate this Agreement by mutual written consent at any time prior to the Closing;
(b)    Either Acquiror or API Representative may terminate this Agreement, upon written notice to the other Party, if any Governmental Authority shall have issued an Order, enacted, or enforced a Law, or taken any other action permanently preventing, prohibiting, restraining, or enjoining the Closing and such Order, Law, or other action shall have become final and non-appealable; provided, that the right to terminate this Agreement pursuant to this Section 9.1(b) shall not be available to the Party seeking to terminate if the failure of such Party or of such Party’s Affiliates to perform any of their obligations under this Agreement required to be performed at or prior to the Closing was the primary cause of the issuance, enactment, or enforcement of such Order, Law, or other action;
(c)    Acquiror may terminate this Agreement, upon written notice to the API Representative, if there has been a violation, breach or inaccuracy of any representation, warranty, covenant or agreement of the API Entities or the Companies contained in this Agreement, which violation, breach or inaccuracy would cause any of the conditions set forth in Section 7.1 (Representations and Warranties) or Section 7.2 (Performance) not to be satisfied or to become incapable of being satisfied, and, in each case, such violation, breach or inaccuracy has not been waived by Acquiror or cured by the API Entities or the Companies within the earlier of (x) the Termination Date and (y) twenty (20) Business Days after receipt by the API Entities of written notice thereof from Acquiror or is not capable of being cured prior to the Termination Date; provided that the right to terminate this Agreement pursuant to this Section 9.1(c) shall not be available to Acquiror if there has been a violation, breach or inaccuracy of any representation, warranty, covenant or agreement of the Acquiror Parties which violation, breach or inaccuracy would cause any of the conditions set forth in Section 8.1 (Representations and Warranties) or Section 8.2 (Performance) not to be satisfied;
(d)    The API Representative may terminate this Agreement, upon written notice to Acquiror, if there has been a violation, breach or inaccuracy of any representation, warranty, agreement or covenant of any Acquiror Party contained in this Agreement, which violation, breach or inaccuracy would cause any of the conditions set forth in Section 8.1 (Representations and Warranties) or Section 8.2 (Performance) not to be satisfied, and such violation, breach or inaccuracy has not been waived by the API Representative or cured by the Acquiror Party within the earlier of (x) the Termination Date and (y) twenty (20) Business Days after receipt by Acquiror of written notice thereof from the API Entities or is not capable of being cured prior to the Termination Date; provided that the right to terminate this Agreement pursuant to this Section 9.1(d) shall not be available to the API Representative if there has been a violation, breach or inaccuracy of any representation, warranty, covenant or agreement of the API Entities or the Companies which violation, breach or inaccuracy would cause any of the conditions set forth in Section 7.1 (Representations and Warranties) or Section 7.2 (Performance) not to be satisfied;
(e)    The API Representative may terminate this Agreement, upon written notice to Acquiror, if the PubCo Stockholder Consent is not delivered to the API Representative within two (2) Business Days after the execution and delivery of this Agreement; or
(f)    Either Acquiror or API Representative may terminate this Agreement, upon written notice to the other Party, if the Closing Date shall not have occurred on or before 11:59 p.m., Eastern Time, on April 1, 2024 (the “Termination Date”); provided, however, that (i) the right to terminate this Agreement pursuant to this Section 9.1(f) shall not be available to the Party seeking to terminate if the failure of such Party or of such Party’s Affiliates to perform any of their obligations under this Agreement required to be performed at or prior to the Closing was the primary cause of the Closing Date having not occurred on or before the Termination Date, and (ii) this Section 9.1(f) (Termination) shall not be available to any Party during the pendency of any Proceeding by the other Party for specific performance of this Agreement as provided by Section 11.8.
Section 9.2    Effect of Termination. If this Agreement is terminated by the Parties in accordance with Section 9.1 (Termination) hereof, this Agreement shall become void and of no further force and effect and there shall be no liability on the part of any Party to any other Party, except that (i) the provisions of Section 3.9 (API Entity Acknowledgment of Disclaimer of Other Representations and Warranties), Section 4.24 (Company Acknowledgment of Disclaimer of Other

Representations and Warranties), Section 5.19 (Acquiror Party Acknowledgment of Disclaimer of Other Representations and Warranties ), Section 5.22 (Acquiror Party Reliance), Section 6.4(a) (Announcement), Section 6.8 (Expenses), Section 6.16 (Confidentiality), this Section 9.2 (Effect of Termination) and Article XI (Miscellaneous) shall remain in full force and effect and (ii) termination shall not relieve any Party from liability for any Fraud or Willful Breach. The Non-Disclosure Agreement shall survive any termination of this Agreement in accordance with its terms and nothing in this Section 9.2 (Effect of Termination) shall be construed to discharge or relieve any party to the Non-Disclosure Agreement of its obligations thereunder.
ARTICLE X

SURVIVAL; POST-CLOSING OBLIGATIONS
Section 10.1    Expiration of Representations, Warranties and Covenants.
(a)    Each covenant set forth in Section 6.1 and Section 6.2 shall survive for twelve (12) months following the Closing, but each other covenant or agreement herein to be performed at or prior to the Closing shall not survive the Closing. Each covenant or agreement herein to be performed following the Closing shall survive the Closing hereunder in accordance with its terms. The indemnification right pursuant to Section 10.2(a)(iii) shall expire four (4) years following the Closing, the indemnification right with respect to such matters expressly set forth on set forth on Schedule 10.2(a)(iv)(1) shall survive indefinitely, the indemnification right with respect to such matters expressly set forth on set forth on Schedule 10.2(a) (iv)(2) shall survive until the expiration of the applicable statute of limitations, the indemnification right with respect to such matters expressly set forth on Schedule 10.2(a)(iv)(3) and Schedule 10.2(a)(iv)(4) shall expire eighteen (18) months following the Closing and the indemnification right with respect to such matters expressly set forth in Section 6.12(j) shall survive until the expiration of the applicable statute of limitations.
(b)    Notwithstanding anything to the contrary in this Section 10.1, (i) if a Claims Notice for indemnification under this Article X is delivered pursuant to Section 10.4 in good faith on or prior to the applicable survival date described in this Section 10.1, then the claims specifically set forth in the Claims Notice shall survive until such time as such claim is fully and finally resolved.
Section 10.2    Indemnification.
(a)    Subject to the limitations set forth in, and the other provisions of, this Article X, from and after the Closing, each of the Alabama Partners (severally and not jointly in accordance with their respective relative Reference Percentage) shall indemnify, defend and hold harmless Acquiror, each of Acquiror’s Affiliates (including, following the Closing, the Company Group Entities) and each of its and their respective directors, officers, employees, stockholders, members, partners, agents, representatives, successors and permitted assigns (the “Acquiror Indemnitees”) from and against any and all liabilities, obligations, claims, Taxes, losses, penalties, damages including diminution in value, consequential damages (but only to the extent such consequential damages are reasonably foreseeable, or finally determined by a court of competent jurisdiction to be due and owing and actually paid to a third party pursuant to a Third Party Claim), damages based on a multiple, but excluding punitive damages, except to the extent finally determined by a court of competent jurisdiction to be due and owing and actually paid to a third party pursuant to a Third Party Claim or as a result of Fraud (against the Party that committed Fraud), costs, charges, interest, settlement payments, awards, judgments, fines, assessments, deficiencies and expenses (including all reasonable attorneys’ fees and disbursements), in each case, whether or not involving a Third Party Claim (collectively, “Losses”), incurred or suffered by the Acquiror Indemnitees to the extent resulting from or arising out of (i) the pre-Closing breach of any covenant or agreement of any API Entity contained in this Agreement that survives the Closing, (ii) the breach of any covenant or agreement by the API Representative or any pre-Closing covenant of any Company contained in this Agreement that survives the Closing, (iii) any Fraud by any Company or by any API Entity, or (iv) such matters expressly set forth on Schedule 10.2(a)(iv) hereto.
(b)    Subject to the limitations set forth in, and the other provisions of, this Article X, from and after the Closing, Acquiror shall indemnify, defend and hold harmless the API Entities, the Alabama Partners and their respective Affiliates, directors, officers, employees, stockholders, members, partners, agents, representatives, successors and permitted assigns (the “API Entity Indemnitees”) from and against any and all Losses incurred or suffered by any of them to the extent resulting from or arising out of (i) the breach of any covenant or agreement of any Acquiror Party contained in this Agreement that survives the Closing, (ii) a breach of any post-closing Covenant of any Company contained in this Agreement and (iii) any Fraud of any Acquiror Party.

Section 10.3    Limitations.
(a)    Notwithstanding anything contained herein to the contrary, each Alabama Partner’s aggregate liability in respect of any indemnification obligation for Losses under Section 6.12(j) and Section 10.2(a) shall not exceed such Alabama Partner’s respective Indemnity Cap Amount.
(b)    Notwithstanding anything contained herein to the contrary, the Acquiror Parties’ aggregate liability in respect of any indemnification obligation for Losses under and Section 10.2(b) shall not exceed an amount equal to the aggregate amount of consideration paid by Acquiror pursuant to Section 2.3, Section 2.4, Section 2.6 and Section 2.7 (which, in the case of (x) Common Units issued pursuant to Section 2.3 and Section 2.4, shall be valued at the Reference Price and (y) Common Units issued pursuant to Section 2.7, shall be valued at the Earnout Unit Price).
(c)    Notwithstanding anything contained herein to the contrary, any Indemnitee seeking indemnification under this Article X shall, after becoming aware of any event that would reasonably be expected to give rise to any Losses hereunder, use such Person’s (i) commercially reasonable efforts to mitigate any Losses which form the basis of an indemnification claim hereunder, including taking any actions reasonably requested by the Indemnifying Party, and (ii) reasonable best efforts to obtain any insurance proceeds or proceeds from other sources of indemnification available to such party in respect of the Losses which form the basis of an indemnification claim hereunder (including, the R&W Policy if the claim is of a type for which recovery would be available, which, for the avoidance of doubt, shall not include any claims with respect to Section 6.12(j)). Notwithstanding anything contained herein to the contrary, the amount of any Loss for which indemnification is provided under this Article X shall be (A) net of any reserves, liability accruals or other provisions for such Losses on the Company Financial Statements (to the extent such reserves, liability accruals or other provisions actually reduced Final Consideration (as finally determined) or other amounts explicitly taken into account in determining the Total Consideration) and (B) net of any after-Tax amounts recoverable by any Indemnitee under insurance policies (including the R&W Policy, after taking into account the retention amount thereunder, which, for the avoidance of doubt, shall not include any claims with respect to Section 6.12(j)) or any other source of indemnification available to such Indemnitee with respect to such Loss (determined by applying an assumed 50% Tax rate to the extent such amounts recoverable under insurance policies or other sources are actually taxable). If any insurance proceeds or other recoveries from third parties are actually realized in cash (in each case calculated net of the reasonable third party out-of-pocket costs and expenses associated with such recoveries, including any increased premiums resulting from such recoveries) by an Indemnitee subsequent to the receipt by such Indemnitee of an indemnification payment hereunder in respect of the claims to which such insurance proceedings or third-party recoveries relate, the Indemnitee shall hold such amounts in trust and appropriate refunds shall be made promptly to the Indemnifying Party regarding the amount of such indemnification payment.
(d)    Notwithstanding anything contained herein to the contrary, all Losses shall be determined without duplication of recovery under other provisions of this Agreement, any other Transaction Document or any of the other documents or agreements delivered in connection with this Agreement. Without limiting the generality of the prior sentence, no Indemnifying Party shall be obligated to indemnify any Indemnitee for any Losses to the extent such Losses are specifically included in the calculation of the Total Common Unit Consideration, the Total Cash Consideration or any adjustment thereto pursuant to Section 2.4 (to the extent so included).
(e)    Notwithstanding anything contained herein to the contrary, except in the case of Fraud, no party hereto shall be obligated to indemnify any other Person with respect to any Losses for which a Claims Notice was not duly delivered prior to the applicable survival date set forth in Section 10.1.
(f)    Notwithstanding anything contained herein to the contrary and for the avoidance of doubt, except as provided in Section 10.2(a)(iii), only the Party who committed a Fraud shall be responsible for such Fraud and only to the Party that suffered from such Fraud.
Section 10.4    Claims Notice.
(a)    All claims for indemnification by either an Acquiror Indemnitee or API Entity Indemnitee under this Article X shall be asserted and resolved in accordance with this Section 10.4.
(b)    Except with respect to Third Party Claims covered by Section 10.4(c), any Acquiror Indemnitee or API Entity Indemnitee who is entitled to, and wishes to, make a claim for indemnification for a Loss pursuant to Section 10.2 (an “Indemnitee”) shall give written notice to, in the case of an Acquiror Indemnitee, the API Representative, or in the case of an API Entity Indemnitee, the Acquiror, on behalf of each Person from whom such indemnification is being claimed under this Article X (an “Indemnifying Party”) as promptly as practicable, but in no event more than fifteen (15) calendar days after it acquires knowledge of the fact, event or circumstances giving rise to the claim for the Loss, describing such claim in reasonable detail and the amount or estimated amount (if ascertainable) of such Loss (the “Claims Notice”), which Claims Notice shall also (i) state that the Indemnitee has paid or properly accrued Losses or anticipates in good faith that it will incur liability for Losses for which such Indemnitee is entitled to indemnification pursuant to this Agreement, and (ii) if paid or accrued, state the date such item was paid or accrued. The failure to make timely delivery of such Claims Notice shall not affect the Indemnifying Party’s obligations hereunder, except to the extent such Indemnifying Party is actually and materially prejudiced by failure to give such notice. The Indemnitee shall reasonably cooperate and assist the Indemnifying Party in determining the validity of any claim for indemnification by the Indemnitee and in otherwise resolving such matters. Together with such Claims Notice, the Indemnitee shall provide the Indemnifying Party with reasonable access to and copies of such information, records and documents as the Indemnitee has in its possession regarding such claim and all material pertinent information in its possession regarding the amount of the Loss that it asserts it has sustained or incurred, including any limitations in this Article X that apply to such Loss and provide reasonable legal and business assistance with respect to such claim. The Indemnifying Party shall have a period of thirty (30) days from the date of receipt by the Indemnifying Party of the applicable Claims Notice and such evidence to agree to the payment of the Loss to the Indemnitee, subject to such limitations. If the Indemnifying Party does not agree in writing to the payment of the Loss within such 30-day period, then the Indemnifying Party shall be deemed not to have accepted the Loss and the Parties shall negotiate in good faith to seek a resolution of such dispute within fifteen (15) days thereafter. If the dispute is not resolved through such negotiations, then such dispute (including as to whether a Loss exists) shall be resolved in accordance with Section 11.11. If the Indemnifying Party agrees in writing to the payment of the Loss set forth in the Claim Notice (subject to any limitations set forth in this Article X that apply to such Loss) within the 30-day period described above, then it shall, within ten (10) Business Days after providing such written agreement, pay to the Indemnitee the amount of the Loss that is payable pursuant to, and subject to the limitations set forth in, this Article X.
(c)    If any claim or action at law or suit in equity is instituted by a third party against an Indemnitee (each, a “Third Party Claim”) with respect to which such Indemnitee is entitled to, and wishes to, make a claim for indemnification for a Loss under Section 10.2, then such Indemnitee shall promptly, and in any event within fifteen (15) calendar days after such Indemnitee has knowledge of an assertion of liability from such third party with respect to such Third Party Claim, deliver to the Indemnifying Party a Claims Notice. The failure to make timely delivery of such Claims Notice shall not affect the Indemnifying Party’s obligations hereunder, except to the extent such Indemnifying Party is actually and materially prejudiced by failure to give such timely notice. In any event, delivery of such Claims Notice shall be accompanied by any and all material information, records and documents in such Indemnitee’s possession related to such Third Party Claim. The Indemnifying Party shall be entitled to participate in such claim, action or suit in connection with such Third Party Claim, and may, subject to the other provisions of this Section 10.4, settle, compromise or assume the control of defense or prosecution of, at such Indemnifying Party’s own expense and by such Indemnifying Party’s own counsel of its choice, any such Third Party Claim; provided, that no Indemnifying Party shall be entitled to assume and control the defense and settlement of any Third Party Claim: (i) seeking any criminal penalties or indictment against Indemnitee; (ii) seeking material injunctive or other material equitable relief against a Indemnitee; (iii) involving any material client or business relationship of Indemnitee; (iv) reasonably likely to involve Losses in excess of any permitted recovery by the Indemnitee under this Article X; or (v) where the Indemnitee has been advised by counsel in writing that a conflict exists under applicable standards of professional conduct between the Indemnitee and such Indemnifying Party in connection with the defense of such Third Party Claim such that such Indemnifying Party cannot adequately represent the interests of the Indemnitee. In any of the cases set forth in the preceding clauses (i) through (v), the Indemnitee shall be entitled to assume, retain and control the defense and settlement of the Third Party Claim with counsel of its choosing. The Indemnitee shall reasonably consult with the Indemnifying Parties as requested with respect to the handling of such Third Party Claim. The Indemnifying Parties shall be entitled at any time, at their own cost and expense, to participate in such contest and defense and to be represented by attorneys of its own choosing.
(d)    If the Indemnifying Party shall elect to settle, compromise or assume the control of defense or prosecution of such asserted Third Party Claim, then it shall, within thirty (30) days after such election or sooner, if the nature of the asserted liability so requires, notify the Indemnitee of its intention to do so and the Indemnitee shall cooperate to the fullest extent possible, at the request and reasonable expense of the Indemnifying Party, in the settlement or compromise of, or defense against or prosecution of, such asserted liability and the Indemnitee shall not consent to the entry of any judgment or enter into any settlement with respect to such Third Party Claim without the prior written consent of the Indemnifying Party; provided, that no settlement or compromise of any Third Party Claim by the Indemnifying Party shall be made without the prior written consent of the Indemnitee, which shall not be unreasonably withheld, conditioned or delayed, except that such consent shall not be required where such settlement or compromise involves only the payment of money and the full and unconditional release of any and all claims against the Indemnitee and only to the extent that such money is paid by the Indemnifying Party. The Indemnifying Party shall not be released from any obligation to indemnify the Indemnitee hereunder with respect to such asserted claim without the prior written consent of the Indemnitee, unless the Indemnifying Party shall deliver to the Indemnitee a duly executed agreement settling or compromising such claim with no monetary liability to, or injunctive relief against, or other obligation of the Indemnitee. If the Indemnifying Party elects to assume the control of the defense or prosecution of such Third Party Claim, the Indemnitee shall have the right to participate in, at its own expense, the defense, compromise or settlement of any such Third Party Claim; provided, however, that if there exists or is reasonably likely to exist a conflict of interest such that counsel to the Indemnifying Party could not, in the reasonable good faith judgment of legal counsel to the Indemnitee, adequately represent both the Indemnitee and the Indemnifying Party, then the Indemnitee shall be entitled to retain its own counsel in each jurisdiction for which the Indemnitee reasonably determines counsel is required, and the fees and expenses of one (1) such counsel, plus one (1) local counsel, shall be paid by the Indemnifying Party. If the Indemnifying Party shall choose to assume the control of the defense or prosecution of any claim, then the Indemnitee shall make available to the Indemnifying Party any books, records or other documents within its control or possession that relate to the defense of such matter, and cooperate in all reasonable ways with, and make its employees and advisors and other personnel available or otherwise render reasonable assistance to, the Indemnifying Party and its agents. Whether or not the Indemnifying Party has assumed the defense or prosecution of such Third Party Claim, the Indemnitee may not settle any Third Party Claim without the consent of the Indemnifying Party (not to be unreasonably withheld, conditioned or delayed). The Indemnitee may, subject to the other provisions of this Section 10.4, upon written notice to the Indemnifying Party, control the defense, compromise or settlement of such Third Party Claim if the Indemnifying Party does not elect to assume such control or is not permitted to assume such control pursuant to the terms of this Section 10.4; provided, however, that the Indemnifying Party (x) shall in all cases have the right to participate in the defense or prosecution of the Third Party Claim at its sole cost and expense and (y) may at any time thereafter (unless not permitted to assume such control pursuant to the terms of this Section 10.4) elect to assume the control of the defense or prosecution of the Third Party Claim, in which event the Indemnifying Party shall bear the reasonable fees, costs and expenses of the Indemnitee’s counsel incurred prior to the assumption by the Indemnifying Party of defense of the Third Party Claim.
(e)    If an Acquiror Indemnitee is not the Indemnitee, the Acquiror shall, and shall cause the Company Group Entities to, reasonably cooperate with the Indemnitees and Indemnifying Parties, in each case, to the extent pertaining to or in connection with the matters described in this Section 10.4, including, if and as requested by such Indemnitees and/or Indemnifying Parties, by providing any documents or other information relevant to a claim for indemnification hereunder, making its directors, officers, employees and other representatives reasonably available in connection with the investigation, defense, prosecution settlement or compromise of any such claim, and assisting as necessary in connection with the investigation, defense, prosecution settlement or compromise of any Third Party Claim; provided, that such access shall be conducted in a manner not to unreasonably interfere with the businesses or operations of the Company Group Entities.
Section 10.5    Exclusive Remedy. Following the Closing, the Parties hereby agree that no Party shall have any liability, and no Party shall make any claim for any Loss or other matter under, relating to or arising out of this Agreement, whether based on contract, tort, strict liability, other Laws or otherwise, except (a) as expressly provided in this Article X (subject to the limitations set forth herein), (b) as expressly provided in Section 6.12(j) (subject to the limitations set forth therein), (c) in connection with a dispute arising under Section 2.4, Section 2.6 or Section 2.7 (which shall be governed exclusively by such Sections), (d) in respect of claims against a Party for Fraud of such Party, (e) the right to seek specific performance pursuant to and in accordance with Section 11.8 for a breach of a covenant or agreement to be performed by a Party hereto, (f) the rights and remedies of the Acquiror Indemnitees under the R&W Policy, (g) with respect to Taxes governed by other agreements or applicable law, (h) claims in respect of any covenant or agreement that by its terms contemplates performance after the Closing and (i) pursuant to the terms of any other Transaction Document (other than this Agreement). Notwithstanding anything to the contrary in this Article X, nothing in this Agreement shall limit the rights of any Acquiror Indemnitee with respect to the R&W Policy, which rights shall be governed solely thereunder.
Section 10.6    Tax Treatment. Except as otherwise required by applicable Law, the Parties agree to treat any payment made pursuant to Section 6.12(j) or this Article X as an adjustment to the purchase price for all Tax purposes.
Section 10.7    Indemnity Payment.
(a)    Any payment made by any Indemnifying Party pursuant to this Article X shall be made promptly, and in any event no later than ten (10) Business Days following (i) settlement of any claim in accordance with Section 10.4 or (ii) upon entry by a court of competent jurisdiction of an Order.

(b)    Without limitation to Section 10.7(a), with respect to any indemnification obligation required to be satisfied by any Alabama Partner hereunder, such applicable indemnification obligation shall be satisfied in the following order of priority, without duplication (and subject to the limitations on liability set forth in Section 10.3):
(i)    First, other than with respect to any indemnification obligation required to be satisfied by any Alabama Partner pursuant to Section 6.12(j), under the R&W Policy, if applicable (and the Acquiror, for the avoidance of doubt, shall bear the applicable retention amount thereunder which shall not be deemed to be a “Loss” hereunder).
(ii)    Second, to the extent such Alabama Partner is a limited partner in an Applicable API Entity, through the surrender and forfeiture for cancelation, (1) by the Applicable API Entity, on behalf of such Alabama Partner, of Common Units, together with an equivalent number of shares of Class B Stock (or rights thereto, to the extent the PubCo COI Date has not occurred as of such time) with respect to Common Units and Class B Stock (or rights thereto) indirectly owned by such Alabama Partner, and (2) by such Alabama Partner, of (x) its limited partnership interests in the Applicable API Entity corresponding to such Common Units and Class B Stock (or rights thereto), until such time as such Alabama Partner no longer holds any limited partnership interests in the applicable API Entity or (y) such Common Units and Class B Stock (or rights thereto) to the extent directly owned by such Alabama Partner;
(iii)    Third, if, as of the time an indemnification obligation is required to be satisfied, an Alabama Partner has exchanged any Common Units indirectly owned by such Alabama Partner through the Applicable API Entity into either cash or shares of Class A Stock, then directly from such Alabama Partner solely up to the aggregate amount of such cash plus the VWAP of such shares of Class A Stock for the twenty (20) trading days prior to the date of such exchange out of such cash or shares of Class A Stock; and
(iv)    Fourth, directly from such Alabama Partner, up to an amount in cash equal to the sum of (1) the cash proceeds actually received from the Alabama Partner Total Cash Amount with respect to such Alabama Partner, net of amounts repaid pursuant to Section 2.4, (2) the aggregate amount of cash proceeds actually received by such Alabama Partner in respect of the Earnout Amount, and (3) the aggregate amount of cash actually received by such Alabama Partner from (x) the sale of any Common Units directly or indirectly received from the Alabama Partner Total Merger Consideration and the Earnout Amount and (y) the sale of any Common Shares obtained upon the exchange of such Common Units.
(c)    Any Common Units indirectly owned by any Alabama Partner through the Applicable API Entity and such Alabama Partner’s limited partnership interests in the Applicable API Entity corresponding to such Common Units, in each case, required to be surrendered or cancelled pursuant to this Section 10.7 shall be surrendered or cancelled (as applicable) proportionately among any applicable vesting classes (e.g., if 30% of such Alabama Partner’s limited partnership interests in the Applicable API Entity are vested and 70% are unvested, with 50% of such unvested limited partnership interests subject to vesting in one (1) year and 50% of such unvested limited partnership interests subject to vesting in two (2) years, then the limited partnership interests required to be surrendered by such Alabama Partner hereunder shall be (x) 30% in the form of vested limited partnership interests, and (y) 70% in the form of unvested limited partnership interests (with 50% of such unvested limited partnership interests being those that are subject to vesting in one (1) year and 50% being those that are subject to vesting in two (2) years)).
(d)    All Common Units (and Class A Stock exchanged in respect of Common Units) required to be surrendered pursuant to this Section 10.7 shall be valued at the VWAP of Class A Stock for the twenty (20) trading days prior to the date such Common Units are surrendered.
(e)    Notwithstanding the foregoing provisions of this Section 10.7 or anything else to the contrary contained herein, (i) if any Indemnifying Party fails to timely settle any indemnification obligation that has been finally adjudicated as due and owing by such party, such unpaid amount shall incur penalty interest at a rate of interest equal to (1) the rate of interest published on the date of determination in the Wall Street Journal, Eastern Edition, and designated as the prime rate plus (2) five percent (5%), compounding annually, until paid in full, and (ii) if the Indemnifying Party is an Applicable API Entity on behalf of an Alabama Partner and such Applicable API Entity has failed to satisfy the applicable indemnification obligation within thirty (30) days of when such indemnification obligation has become due and payable hereunder, the Indemnitee shall be entitled to satisfy such unpaid indemnification obligation in full through a surrender of Common Units indirectly owned by such Alabama Partners who are partners through the Applicable API Entity, together with an equivalent number of shares of Class B Stock (or rights thereto, to the extent the PubCo COI Date has not occurred as of such time) and cancellation of limited partnership interests in the Applicable API Entity corresponding to such Common Units); provided, that in no event shall the number of Common Units and Class B Stock (or rights thereto, to the extent the

PubCo COI Date has not occurred as of such time) and limited partnership interests in the Applicable API Entity corresponding to such Common Units) so surrendered by any Alabama Partner exceed such Alabama Partner’s pro rata indirect ownership of Common Units (as determined based on its ownership of the Applicable API Entity).
(f)    In order to secure the indemnification obligations of an Alabama Partner, Related Partners of such Alabama Partner shall be jointly and severally liable for the obligations of such Alabama Partner pursuant to this Agreement, but only to the extent they actually received, directly or indirectly, any interest in any of the cash, limited partnership interests in any API Entity, any Common Units, or any Class A Common that directly or indirectly related to the consideration received by such Alabama Partner pursuant to this Agreement.
(g)    If (i) any payment or equity forfeiture is made by the Alabama Partners in respect of an obligation for indemnification pursuant to Section 10.2 or Section 6.12(j) prior to completion of all payments required by Section 2.5, Section 2.6 and Section 2.7 and (ii) a payment is required to be made pursuant to any such Section that would change the Reference Percentages applicable at the time of such indemnification payment (as changed, the “Modified Reference Percentage”), then the allocation of such payments to the Alabama Partners shall be adjusted, as determined reasonably and in good faith by the API Representative (and provided in a written notice to the Acquiror and each Alabama Partner), such that each Alabama Partner net payment in respect of such indemnification obligation is economically substantially what it would have been based on the Modified Reference Percentage. The API Representative shall have the discretion, acting reasonably and in good faith, to determine when the adjustments contemplated by the immediately preceding sentence will be made based on the API Representative’s expectations of the timing of payments and reducing the administrative burden of such adjustments. For the avoidance of doubt, the preceding two sentences shall not alter the obligations pursuant to Section 10.2(a) as between any Alabama Partner and the Acquiror Indemnitees and the Acquiror Parties shall have no liability to any Alabama Partner as a result of complying with the API Representative’s instructions as provided in such sentences.
ARTICLE XI

MISCELLANEOUS
Section 11.1    Amendments; Extension; Waiver. Subject to Section 2.11 (Pre-Closing Transactions), this Agreement may not be amended, altered or modified except by written instrument executed by Acquiror and the API Representative. The failure or delay by any Party hereto to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision nor in any way to affect the validity of this Agreement or any part hereof or the right of such Party thereafter to enforce each and every such provision. No waiver of any breach of or non-compliance with this Agreement shall be held to be a waiver of any other or subsequent breach or non-compliance. The observance of any provision of this Agreement may only be waived in a writing by the Party that will lose the benefit of such provision as a result of such waiver.
Section 11.2    Entire Agreement. This Agreement, including the Schedules and any Annexes and Exhibits hereto, each other Transaction Document and any other documents, instruments and agreements specifically referred to herein or therein or delivered pursuant to this Agreement or thereto constitute the entire understanding and agreement of the Parties relating to the subject matter hereof and supersede all prior discussions, negotiations, proposals, understandings, understandings or agreements, whether oral or written (including the Non-Disclosure Agreement) among the Parties with respect to such subject matter.
Section 11.3    Construction and Interpretation. When a reference is made in this Agreement to Sections, Annexes, Exhibits or Schedules, such reference shall be to a Section of or Annex, Exhibit or Schedule to this Agreement unless otherwise indicated. The words “hereof,” “herein,” and “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The table of contents headings and footers contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” Words in the singular form will be construed to include the plural, and vice versa, unless the context requires otherwise. Unless the defined term “Business Days” is used, references to “days” in this Agreement refer to calendar days; provided, however, that if the last day for the giving of any notice or the performance of any act required or permitted under this Agreement is a day that is not a Business Day, then the time for the giving of such notice or the performance of such action shall be extended to the next succeeding Business Day. The Parties have participated jointly in the negotiation and drafting of this Agreement. The terms “Dollars” and “$” mean United States Dollars unless otherwise expressly stated. References to “written” or “in writing” include in electronic form. References herein to a Person in a particular capacity or capacities shall exclude such Person in any other capacity. References to any Person include the successors and permitted assigns of that Person. The use of the words “or” and “any” shall not be exclusive. In the event any ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by all Parties, and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any provision of this Agreement. References herein to any Law or any Contract mean such Law or Contract as amended, modified, codified, reenacted, supplemented or superseded in whole or in part, and in effect from time to time; provided that with respect to any Contract listed on the API Entity and Company Disclosure Schedule, all such amendments, modifications or supplements must also be listed in the appropriate schedule. References herein to any Law shall be deemed also to refer to all rules and regulations promulgated thereunder. To the extent that any documents or other materials were present in the online data room maintained by Intralinks for purposes of the Transactions (the “Data Room”) at least one (1) Business Days prior to the date hereof, such documents or other materials shall be deemed “provided” and “made available” (and all similar phrases used herein that mean such) to Acquiror for all purposes of this Agreement (and the Company shall deliver within five (5) Business Days after the date hereof a CD, DVD, flash drive or similar electronic storage medium to the Acquiror containing readable copies of the contents of the Data Room as of two (2) Business Days prior to the date hereof).
Section 11.4    Severability. Should any term, provision, covenant or restriction of this Agreement or the application thereof to any Person or circumstance be held by a court of competent jurisdiction to be invalid, void or unenforceable by Law to any extent: (a) such provision shall be ineffective to the extent, and only to the extent, of such unenforceability or prohibition and shall be enforced to the greatest extent permitted by Law, (b) such unenforceability or prohibition in any jurisdiction shall not invalidate or render unenforceable such provision as applied (i) to other Persons or circumstances or (ii) in any other jurisdiction, and (c) such unenforceability or prohibition shall not affect or invalidate any other provision of this Agreement. Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the Transactions be consummated as originally contemplated to the fullest extent possible and in a manner so as to as closely as possible provide the parties with the intended benefits, net of the intended burdens, set forth in any such invalid, void or unenforceable provision.
Section 11.5    Notices. All notices, requests, demands and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed to have been duly given or made (a) as of the date delivered, if delivered personally, (b) on the date the delivering Party receives confirmation, if delivered by facsimile or email (with read receipt requested), (c) two (2) Business Days after being mailed by registered or certified mail (postage prepaid, return receipt requested) or (d) one (1) Business Day after being sent by overnight courier (providing proof of delivery), to the Parties at the following addresses (or at such other address for a Party as shall be specified in a notice given in accordance with this Section 11.5):
If to Acquiror, or, after the Closing, the Companies:
TPG Operating Group II, L.P.
c/o TPG Inc.
301 Commerce Street, Suite 3300
Fort Worth, Texas 76102
Attention: Office of the General Counsel
Email: [***]
with a copy (which shall not constitute notice) to:
Weil, Gotshal & Manges LLP
767 Fifth Avenue
New York, New York 10153
Attention:    Harvey M. Eisenberg, Brian Parness
Email:    [***], [***]
If to the API Entities, API Representative or, prior to the Closing, the Companies:

c/o Angelo Gordon
245 Park Avenue
New York, New York 10167
Attn:            Christopher Moore, General Counsel & Secretary
E-mail:            [***]
With copies to:
Paul, Weiss, Rifkind, Wharton & Garrison LLP
1285 Avenue of the Americas
New York, New York 10019-6064
Attn:    Steven J. Williams, Samuel J. Welt
E-mail:    [***], [***]

Section 11.6    Binding Effect; No Assignment. This Agreement shall inure to the benefit of and be binding upon the Parties and their respective successors and permitted assigns. This Agreement shall not be assigned by any Party without the prior written consent of Acquiror and the API Representative and any purported assignment or other transfer without such consent shall be void and unenforceable; provided, that neither the consent of the API Representative or any other Person shall be required for an assignment by Acquiror to (a) one or more Affiliates of Acquiror, (b) one or more financing sources of Acquiror or (c) one or more representation and warranty insurers or the agents of any such representation and warranty insurer; provided, that no such assignment in any of clauses (a), (b) or (c) above shall relieve any Acquiror Party of its obligations under this Agreement. Notwithstanding the foregoing, upon the Closing, API Representative, LLC shall succeed API GP as the API Representative and shall be entitled to all rights, remedies and defenses, and subject to the obligations of, the API Representative hereunder.
Section 11.7    Counterparts. This Agreement may be executed by facsimile or.pdf format scanned signatures and in any number of counterparts with the same effect as if all signatory Parties had signed the same document. All counterparts shall be construed together, be deemed an original, and shall constitute one and the same instrument.
Section 11.8    Specific Performance. The Parties agree that irreparable damage may occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Accordingly, the Parties agree that, in addition to any other remedies, each Party shall be entitled to seek to enforce the terms of this Agreement by a decree of specific performance without the necessity of proving the inadequacy of money damages as a remedy. Each Party hereby waives any requirement for the securing or posting of any bond in connection with such remedy. Each Party further agrees that the only permitted objection that it may raise in response to any action for equitable relief is that it contests the existence of a breach or threatened breach of this Agreement.
Section 11.9    No Third Party Beneficiaries. This Agreement shall not confer any rights or remedies upon any Person other than the Parties, the Acquiror Indemnitees (solely in their capacity as indemnified parties hereunder), the API Entity Indemnitees (solely in their capacity as indemnified parties hereunder), the Persons identified in Section 2.13 (Discretionary Sharing Program), Section 6.7 (Officer and Director Indemnification and Insurance), Section 6.9 (Waiver of Conflicts Regarding Representation), Section 6.18 (PubCo Governance) or Section 11.2 (Limitation on Recourse), and, in each case, their respective successors and permitted assigns.
Section 11.10    Governing Law. This Agreement, and all claims or causes of action (whether at Law, in equity, in contract, in tort or otherwise) that may be based upon, arise out of or relate to this Agreement, the negotiation, execution or performance hereof or the transactions contemplated hereby, shall in all respects be governed by, and interpreted and construed in accordance with, the substantive and procedural Laws (excluding conflict of laws rules and principles) of the State of Delaware applicable to agreements made and to be performed entirely within such State, including all matters of construction, validity and performance.
Section 11.11    Consent to Jurisdiction; Waiver of Jury Trial. Each of the Parties irrevocably submits to the exclusive jurisdiction of the Court of Chancery of the State of Delaware, or if such court does not have jurisdiction, any state or federal court within New Castle County, Delaware, for the purposes of any suit, action or other proceeding arising out of this Agreement or any transaction contemplated hereby. To the extent that service of process by mail is permitted by applicable Law, each Party irrevocably consents to the service of process in any such suit, action or other proceeding in such courts by the mailing of such process by registered or certified mail, postage prepaid, at its address for notices provided for herein. Nothing herein shall affect the right of any Person to serve process in any other manner permitted by Law. Each of the Parties irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereby in (a) the Court of Chancery of the State of Delaware or (b) any state or federal court within New Castle County, Delaware, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum. The Parties hereby irrevocably and unconditionally waive trial by jury in any legal action or proceeding relating to this Agreement or any other agreement entered into in connection therewith and for any counterclaim with respect thereto.
Section 11.12    Limitation on Recourse. Notwithstanding anything in this Agreement or at Law to the contrary, other than pursuant to the terms of any other Transaction Documents to which it is a party or, with respect to the Alabama Partners, to the extent expressly provided in Article X, no representative or Affiliate of any Party shall have any personal liability to any other Party or any other Person resulting from, arising out of or related to this Agreement, under any Law, any other Transaction Document (of which it is not a party), or the Transactions, and this Agreement may only be enforced against, and any Proceeding for breach of this Agreement may only be made against, the Persons that are expressly identified herein as Parties to this Agreement. No Affiliate of a Party, or any Party’s or its Affiliates’ respective former, current and future officers, directors, managers, employees, advisors, equityholders, members, managers, partners, agents, representatives, successors or assigns that is not a Party to this Agreement (collectively, “Non-Recourse Parties”) shall have any liability for any liabilities or obligations of the applicable Parties for any action or Proceeding (whether in tort, contract or otherwise) for breach of this Agreement, any other Transaction Document (of which it is not a party) or in respect of any written or oral representations or warranties made or alleged to be made in connection herewith, and the other Parties shall have no rights of recovery in respect hereof against any other Party’s Non-Recourse Party and no personal liability shall attach to any Non-Recourse Party, whether by or through attempted piercing of the corporate veil, by the enforcement of any judgment, fine or penalty or by virtue of any statute, regulation or other applicable Law, or otherwise, in each case, other than pursuant to the terms of any other Transaction Documents to which it is a party or, with respect to the Alabama Partners, to the extent expressly provided in Article X.
Section 11.13    API Representative.
(a)    Each API Seller and each Alabama Partner, on behalf of such API Entity or Alabama Partner and such API Seller’s or Alabama Partner’s successors, heirs and permitted assigns, hereby irrevocably appoints the API Representative as such API Seller’s or Alabama Partner’s true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, in such API Seller’s or Alabama Partner’s name, place and stead, in any and all capacities, in connection with the transactions contemplated by this Agreement and by any other Transaction Documents, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the transactions contemplated hereby and thereby, as fully to all intents and purposes as such API Entity or Alabama Partner might or could do in person, including the full power and authority: (i) to consummate the transactions to be consummated by the API Sellers or Alabama Partners under this Agreement or any other Transaction Document, (ii) to disburse any funds or other consideration received hereunder or under any other Transaction Document or the API Representative Reserve Amount to the Alabama Partners, (iii) to agree to resolution of all claims and disputes hereunder or under any other Transaction Document, including any Tax Contest in accordance with Section 6.12(b), (iv) to retain legal counsel and other professional services, at the expense of the API Sellers and Alabama Partners, in connection with the performance by the API Representative of its duties under, or exercise of its rights under, this Agreement or any other Transaction Document, including any Tax Contest in accordance with Section 6.12(b), (v) to make any amendments to, or grant any waivers under, this Agreement or any other Transaction Document on behalf of any or all of the API Sellers or Alabama Partners, (vi) to make all decisions with respect to the determination of any amounts under Section 2.4 (Closing Estimate and Post-Closing Adjustment for Consideration), Section 2.6 (Annual Cash Holdback Payment) and Section 2.7 (Earnout), (vii) to determine whether the conditions to Closing in Article VIII (Conditions Precedent to Obligations of the API Sellers and the Companies) have been satisfied and supervising the Closing, including determining the satisfaction of, or waiving, any condition, as determined by the API Representative, in its sole discretion, (viii) to take any action that may be necessary or desirable, as determined by the API Representative in its sole discretion, in connection with the termination of this Agreement in accordance with Article IX (Termination), (ix) to accept notices on behalf of any or all of the API Sellers or Alabama Partners in accordance with Section 11.5 (Notices) or otherwise pursuant to any other Transaction Document, (x) to take any and all actions that may be necessary or desirable, as determined by the API Representative in its sole discretion, in connection with negotiating or entering into settlements and compromises of any claim for indemnification pursuant to Article X (Survival; Post-Closing Obligations) hereof, (xi) to execute and deliver, on behalf of any or all of the API Entities or Alabama Partners, any and all notices, documents or certificates to be executed by any API Seller or Alabama Partner, in connection with this Agreement, any other Transaction Document or the transactions contemplated hereby or thereby, (xii) to grant any consent or approval on behalf of any or all of the API Sellers or Alabama Partners under this Agreement or any other Transaction Document, and (xiii) to take any and all actions that may be necessary or desirable, as determined by the API Representative, in its sole discretion, in connection with the Escrow Agent, including any amendment to the Escrow Agreement; provided, that the API Representative shall not take any action that would adversely change the rights or obligations of any API Seller or Alabama Partner in a manner that is adverse and materially disproportionate to the change effected to the other API Sellers or Alabama Partners, without the prior written consent of a majority in Ownership Percentage of the API Sellers or Alabama Partners to be so disproportionately and adversely affected. All such actions shall be binding on the API Sellers and Alabama Partners.
(b)    The appointment of the API Representative as the attorney-in-fact for the API Sellers and Alabama Partners as set forth in this Section 11.13 (API Representative) and all authority hereby conferred are granted and conferred in consideration of the interest of the other API Sellers and Alabama Partners, is therefore coupled with an interest and is and will be irrevocable and will neither be terminated nor otherwise affected by any act of any API Seller or Alabama Partner or by operation of law, whether by the death, dissolution, liquidation, incapacity or incompetence of such API Seller or Alabama Partner or by the occurrence of any other event. If, after the execution of this Agreement, any API Seller or Alabama Partner dies, dissolves or liquidates or becomes incapacitated or incompetent, the API Representative is nevertheless authorized, empowered and directed to act in accordance with this Section 11.13 (API Representative) as if that death, dissolution, liquidation, incapacity or incompetency had not occurred and regardless of notice thereof. Except for the succession of API Representative, LLC as the API Representative hereunder as provided in Section 11.6 and subject to Section 2.2 of the Founders’ Letter Agreement, in the event that the API GP or API Representative, LLC ceases to be the API Representative for any reason, each API Seller and Alabama Partner agrees that the Alabama Partners representing a majority in Ownership Percentage shall be solely authorized to appoint a replacement API Representative (and, until the designation of a replacement API Representative, all actions requiring approval of the API Representative may be taken with the approval of Alabama Partners representing a majority in Ownership Percentage); provided, that all of the members of the governing body of the API Representative shall be comprised of individuals who are actively involved in the Business.
(c)    The API Representative may resign at any time and, and subject to Section 2.2 of the Founders’ Letter Agreement, a successor representative shall be appointed by the Alabama Partners representing a majority in Ownership Percentage as of such time (including in the event of the death, disability or other incapacity of a API Representative that is an individual), and, following the provision of at least 10 days’ prior written notice to Acquiror, the newly appointed representative shall be the API Representative for all purposes hereunder. For the avoidance of doubt, at no point shall more than one Person (which may be a committee comprised of individuals) serve as the API Representative. Neither the resignation of, nor the appointment of a successor to, the API Representative shall affect in any manner the validity or enforceability of any actions taken or agreements, understandings or commitments entered into by the prior API Representative, which shall continue to be effective and binding on the API Sellers, the Alabama Partners and any successor API Representative, as applicable.
(d)    The API Representative, in its capacity as such, shall have no liability to the Acquiror Parties or any other Person for any default under this Agreement or any other Transaction Document by any API Seller, Alabama Partner or any Company Group Entity. The Acquiror Parties hereby agree that the API Representative shall not, in its capacity as such, have any liability to the Acquiror Parties or their Affiliates whatsoever with respect to its actions, decisions or determinations.
(e)    As contemplated by Section 2.3 (Deliveries at Closing), each party hereto agrees that the API Representative shall be paid, at the Closing, an amount equal to the API Representative Reserve Amount, which shall be held by the API Representative to pay for any out-of-pocket fees, costs and expenses of the API Representative, including fees and expenses of counsel and other advisors to the API Representative, incurred (at the discretion of the API Representative) in connection with the performance of its duties and obligations under this Agreement or any Transaction Document. If the API Representative incurs, or in its discretion expects to incur, any out-of-pocket fees, costs or expenses in excess of the API Representative Reserve Amount, the API Representative shall be reimbursed for such fees, costs and expenses, and/or shall be advanced amounts to be held as reserves against such expected fees, costs or expenses, by each Alabama Partner in accordance with their respective Ownership Percentages upon demand, or in the API Representative’s discretion, by deducting any such amounts due to the API Representative from amounts otherwise distributable to the Alabama Partners from the Adjustment Escrow Account or otherwise distributable to such Alabama Partner in respect of any equity interest in an Applicable API Entity or Acquiror. Each Applicable API Entity or Acquiror Party shall reasonably cooperate with the API Representative, including by diverting to the API Representative such amounts distributable to any Alabama Partner as the API Representative shall request in writing.

(f)    The API Representative Reserve Amount and any additional reserves held by the API Representative in accordance with this Section 11.13 (API Representative) (collectively, “API Representative Reserves”) shall be retained by the API Representative until such time as the API Representative shall determine, and, subject to the terms of this Agreement, the balance of the API Representative Reserves, if any, shall be distributed by the API Representative to the Alabama Partners (in accordance with the payment instructions set forth in the Estimated Statement), by wire transfer of immediately available funds, proportionately based on each such Alabama Partner’s Ownership Percentage. The Alabama Partners shall not receive interest or other earnings on the API Representative Reserves and irrevocably transfer and assign to API Representative any ownership right that they may otherwise have had in any such interest or earnings. The API Representative will not be liable for any loss of principal of the API Representative Reserves other than as a result of its Fraud or bad faith.
(g)    The API Representative shall be permitted to make adjustments, in each case reasonably acceptable to Acquiror, to the Closing Common Unit Amount or other consideration to be received in connection with the Transactions by any Alabama Partner with a Cash Consideration Percentage of 0% such that such Alabama Partner bears such Alabama Partner’s equitable share of the Balance Sheet Adjustment Amount, the Adjustment Escrow Amount, the API Representative Reserve Amount, the Founder Payment Amount and any adjustments pursuant to Section 2.4.
(h)    Neither the API Representative nor any API Representative Party shall have no liability to any other API Entity or Alabama Partner under this Agreement for any action or omission by the API Representative in its capacity as API Representative or on behalf of the other API Seller or Alabama Partner, except to the extent resulting from the gross negligence or willful misconduct of the API Representative acting in its capacity hereunder, as determined by the final order of a court of competent jurisdiction. In dealing with this Agreement and in exercising or failing to exercise all or any of the powers conferred upon the API Representative hereunder, the API Representative will not assume any, and will incur no, responsibility or liability whatsoever to any API Seller or Alabama Partner by reason of any error in judgment or other act or omission performed or omitted hereunder or in connection with this Agreement. The API Representative may act pursuant to the advice of counsel with respect to any matter relating to this Agreement and shall not be liable for any action taken or omitted by it in good faith in accordance with such advice. Each API Entity and Alabama Partner, severally in accordance with its Ownership Percentage, agrees to indemnify the API Representative, its successors, assigns, managers, directors, officers, employees, representatives and Affiliates (the “API Representative Parties”) and to hold the API Representative Parties harmless from and against and pay any and all Losses or expenses incurred by the API Representative and arising out of or in connection with the duties as API Representative, including the reasonable costs and expenses incurred by the API Representative in defending against any claim or liability in connection with this Agreement, in each case to the fullest extent permitted by Law, in each case except to the extent resulting from the gross negligence or willful misconduct of the API Representative acting in its capacity hereunder, as determined by the final order of a court of competent jurisdiction. The API Representative shall not be subject to fiduciary duties to any API Seller, Alabama Partner, Company Group Entity or other Person. To the extent that applicable Law would impose fiduciary duties, or other duties on the API Representative that are not expressly set forth herein or in another Transaction Document, each API Seller and each Alabama Partner waive such duties to the fullest extent permitted by applicable Law.
(i)    The API Representative shall be entitled to rely upon any order, judgment, certification, demand, notice, instrument or other writing delivered to it hereunder without being required to determine the authenticity or the correctness of any fact stated therein or the propriety or validity of the service thereof. The API Representative may act in reliance upon any instrument or signature believed by it to be genuine and may assume that the Person purporting to give receipt or advice or make any statement or execute any document in connection with the provisions hereof has been duly authorized to do so. The API Representative may conclusively presume that the API Representative of any party which is an entity other than a natural person has full power and authority to instruct the API Representative on behalf of that party unless written notice to the contrary is delivered to the API Representative.
(j)    Acquiror shall be entitled to rely (without investigation) on and have no liability to any API Seller, any Alabama Partner or any other Person for, any action taken or omitted to be taken by the API Representative pursuant to this Agreement or any other Transaction Document or otherwise taken by the API Representative in connection with the transactions contemplated hereby or thereby, all of which actions or omissions shall be legally binding upon the Company Group Entities (prior to the Closing) and the API Sellers and Alabama Partners. The Acquiror shall be fully protected in dealing with the API Representative under this Agreement and any other agreement or document contemplated hereby and may rely upon the authority of the API Representative to act on behalf of the Company Group Entities (prior to the Closing), the Alabama Partners and the API Sellers. Except as otherwise provided herein, any payment by the Acquiror to the API Representative to the extent expressly authorized under this Agreement or any other Transaction Document shall be considered a payment by the Acquiror to the applicable API Entities or Alabama Partners, and the Acquiror Parties shall have no liability to any API Sellers or Alabama Partners for any payments so made. Each API Seller and each Alabama Partner hereby agrees that for any Proceedings arising under this Agreement or any other agreement entered into in connection with this Agreement, such API Seller or Alabama Partner may be served legal process by registered mail to the address set forth in Section 11.5 (Notices) for the API Representative and that service in such manner shall be adequate, and such API Entity or Alabama Partner shall not assert any defense or claim that service in such manner was not adequate or sufficient in any court in any jurisdiction.
(k)    The rights, powers and benefits of the API Representative under this Agreement, and the agreements set forth in this Section 11.13 (API Representative), shall survive any termination of this Agreement. Except as expressly provided in Section 11.13, the provisions of this Section 11.13 do not affect any right of the Acquiror Parties hereunder or create any obligation on the part of Acquiror.
Section 11.14    Certain Debt Financing Matters. Notwithstanding anything in this Agreement to the contrary, each of the parties to this Agreement acknowledges and irrevocably agrees, on their own behalf and on behalf of their Affiliates and representatives: (i) that any legal action or proceeding, whether at law or in equity, whether in contract or in tort or otherwise against any Debt Financing Sources Related Party arising out of or relating to this Agreement, a Debt Financing Letter or the performance thereunder shall be subject to the exclusive jurisdiction of any state or federal court sitting in the Borough of Manhattan in the City and State of New York (whether a state or a federal Court), and any appellate court from thereof, (ii) that, except to the extent relating to the interpretation of any provision of this Agreement and/or any equity commitment letter, any legal action or proceeding, whether at law or in equity, whether in contract or in tort or otherwise, against any Debt Financing Sources Related Party shall be governed by, and construed in accordance with, the laws of the State of New York, (iii) not to bring any such legal action or permit any of their Affiliates to bring or support anyone else in bringing any such legal action in any other court, (iv) that the last sentence of Section 11.11 with respect to the waiver of any right to trial by jury shall apply to any such legal action, and (v) that the Debt Financing Sources Related Parties are express third party beneficiaries of this Section 11.14. Notwithstanding anything else to the contrary herein, the provisions of this Section 11.14 may not be amended, modified or supplemented in any manner materially adverse to a Debt Financing Sources Related Party without the prior written consent of each related Debt Financing Source.
[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of the date first above written.

ACQUIROR:
TPG OPERATING GROUP II, L.P.
By: TPG Holdings II-A, LLC, its general partner

By:	/s/ Ken Murphy
Name:	Ken Murphy
Title:	Chief Operating Officer

TENNESSEE GP:
TPG GP A, LLC

By:	/s/ Ken Murphy
Name:	Ken Murphy
Title:	Chief Operating Officer

PUBCO:
TPG INC.

By:	/s/ Ken Murphy
Name:	Ken Murphy
Title:	Chief Operating Officer

ALABAMA OPCO
Angelo, Gordon & Co., L.P.
By: AG GP LLC, its general partner

By:	/s/ Christopher D. Moore
Name:	Christopher D. Moore
Title:	Chief Legal Officer, General Counsel & Secretary

ALABAMA CARRYCO
AG Funds, L.P.
By: AG GP LLC, its general partner

By:	/s/ Christopher D. Moore
Name:	Christopher D. Moore
Title:	Chief Legal Officer, General Counsel & Secretary

[Signature Page to Transaction Agreement]

API
AG Partner Investments, L.P.
By: AG GP LLC, its general partner

By:	/s/ Christopher D. Moore
Name:	Christopher D. Moore
Title:	Chief Legal Officer, General Counsel & Secretary

FOUNDER HOLDINGS A
Alabama Investments (Parallel) Founder A, LP
By: AG GP LLC, its general partner

By:	/s/ Christopher D. Moore
Name:	Christopher D. Moore
Title:	Chief Legal Officer, General Counsel & Secretary

FOUNDER HOLDINGS G
Alabama Investments (Parallel) Founder G LP
By: AG GP LLC, its general partner

By:	/s/ Christopher D. Moore
Name:	Christopher D. Moore
Title:	Chief Legal Officer, General Counsel & Secretary

NEW API II
Alabama Investments (Parallel), LP
By: AG GP LLC, its general partner

By:	/s/ Christopher D. Moore
Name:	Christopher D. Moore
Title:	Chief Legal Officer, General Counsel & Secretary

API GP
AG GP LLC

By:	/s/ Christopher D. Moore
Name:	Christopher D. Moore
Title:	Chief Legal Officer, General Counsel & Secretary

[Signature Page to Transaction Agreement]

API REPRESENTATIVE
AG GP LLC

By:	/s/ Christopher D. Moore
Name:	Christopher D. Moore
Title:	Chief Legal Officer, General Counsel & Secretary

API GP Members, solely for purposes of Section 2.1(a)(v) and Section 2.14

By:	/s/ Adam Schwartz
Name:	Adam Schwartz
Title:	Managing Member

By:	/s/ Joshua Baumgarten
Name:	Joshua Baumgarten
Title:	Managing Member

Michael Gordon 2011 Revocable Trust

By:	/s/ Michael L. Gordon
Name:	Michael L. Gordon, as Trustee of the Michael
Gordon 2011 Revocable Trust

[Signature Page to Transaction Agreement]

ANNEX A-1
AMENDMENT NO. 1 TO TRANSACTION AGREEMENT

EXECUTION VERSION

AMENDMENT NO. 1 TO TRANSACTION AGREEMENT
This Amendment No. 1 to Transaction Agreement (this “Amendment”) is entered into as of October 3, 2023, by and among TPG Operating Group II, L.P., a Delaware limited partnership (“Acquiror”), AG GP, LLC, a Delaware limited liability company, as the API Representative (the “API Representative” or “API GP”), and API Representative, LLC, a Delaware limited liability company (“API Representative, LLC”), solely for purposes of Section 2. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Transaction Agreement (as defined below).
R E C I T A L S
WHEREAS, the parties hereto have entered into that certain Transaction Agreement, dated as of May 14, 2023 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Transaction Agreement”), by and among, Acquiror, TPG GP A, LLC, a Delaware limited liability company (“Tennessee GP”), TPG Inc., a Delaware corporation (“PubCo” and, together with Acquiror and Tennessee GP, the “Acquiror Parties” and each of them, an “Acquiror Party”), Angelo, Gordon & Co., L.P., a Delaware limited partnership (“Alabama OpCo”), AG Funds, L.P., a Delaware limited partnership (“Alabama CarryCo”), AG Partner Investments, L.P., a Delaware limited partnership (“API”), API GP (together with Alabama OpCo, Alabama CarryCo and API, the “Companies” and each of them, a “Company”), Alabama Investments (Parallel) Founder A, LP, a Delaware limited partnership (“Founder Holdings A”), Alabama Investments (Parallel) Founder G, LP, a Delaware limited partnership (“Founder Holdings G”), Alabama Investments (Parallel), LP, a Delaware limited partnership (“New API II”, and together with API GP, Founder Holdings A and Founder Holdings G, the “API Entities” and each of them, an “API Entity”), Michael Gordon 2011 Revocable Trust (the “Alabama Founder Trust” and together with the API Entities, the “API Sellers”), the members of API GP and listed on Annex A, solely for purposes of Section 2.1(a)(v) and Section 2.14 of the Transaction Agreement (the “API GP Members”), and API GP as the API Representative (as such term is used in the Transaction Agreement); and
WHEREAS, the parties hereto desire to amend the terms of the Transaction Agreement, in accordance with Section 11.1 of the Transaction Agreement, as more fully set forth in this Amendment.
NOW THEREFORE, in consideration of the premises and the mutual agreements and covenants hereinafter set forth, the parties hereby agree as follows:
1.    Amendments.
(a)    The definition of “Essential Housing II” in Section 1.1 of the Transaction Agreement is hereby deleted in its entirety.
(b)    A new Schedule to the Transaction Agreement titled “Schedule 2.7(l)(ix)-1, Specified Exclusions from FRR” is hereby added to the Transaction Agreement in the form attached hereto as Schedule 2.7(l)(ix)-1. Section 2.7(l)(ix) of the Transaction Agreement is hereby deleted in its entirety and replaced with the following (changes are shown in blacklined form for convenience):
“(ix) “FRR” means, with respect to the Earnout Measurement Period, the aggregate amount of fee-related revenues, net of any discounts, offsets (however, for the avoidance of doubt, FRR shall include the fee that generated any such offset), expense reimbursements, fee shares, profit shares, rebates, payments made to third parties that are calculated or capped based on gross or net management fees regardless of how such payments are identified or similar arrangements (including, for the avoidance of doubt, any payments or other amounts due to third parties under any of the Contracts listed on Schedule 2.7(l)(ix) -1 or similar arrangements entered into prior to, at or following the date hereof), consisting of (A) management fees or other similar recurring fees, (B) BDC performance related fee revenue and recurring incentive fees earned from the Clients identified on Schedule 2.7(l)(ix), (C) direct lending administration, servicing and other similar fees, and (D) with respect to any new funds or products launched after the date hereof, performance related fee revenue and recurring incentive fees to the extent that the Acquiror actually includes such fees in determining its “fee related revenues,” “fee related earnings” or substantially similar non-GAAP results that are reported to the public (which, for the avoidance of doubt, shall include any performance related fee revenue and recurring incentive fees that are not determined to be Performance Fees for purposes of the Discretionary Sharing Program) (collectively, the “Acquired Management Business”) in respect of such time period under any investment management, advisory, administration or similar agreement or Contract in respect of the Company
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Funds, Clients, BDCs and/or SMAs or similar types of funds or accounts, which shall be counted in the year earned on an accrual basis and otherwise in a manner consistent with past practice of the Company Group Entities.”
(c)    Schedule 6.12 to the Transaction Agreement is hereby deleted in its entirety and replaced with Schedule 6.12 attached hereto (changes are shown in blacklined form for convenience). Schedule 6.12(h) to the Transaction Agreement is hereby deleted in its entirety and replaced with Schedule 6.12(h) attached hereto (changes are shown in blacklined form for convenience).
(d)    Section 6.30 and Schedule 6.30 of the Transaction Agreement and all references to either term therein are hereby deleted in their entirety.
(e)    Section 10.1(a) of the Transaction Agreement is hereby deleted in its entirety and replaced with the following (changes are shown in blacklined form for convenience):
“(a) Each covenant set forth in Section 6.1 and Section 6.2 shall survive for twelve (12) months following the Closing, but each other covenant or agreement herein to be performed at or prior to the Closing shall not survive the Closing. Each covenant or agreement herein to be performed following the Closing shall survive the Closing hereunder in accordance with its terms. The indemnification right pursuant to Section 10.2(a)(iii) shall expire four (4) years following the Closing, ~~the indemnification right with respect to such matters expressly set forth on set forth on Schedule 10.2(a)(iv)(1) shall survive indefinitely,~~ the indemnification right with respect to such matters expressly set forth on set forth on Schedule 10.2(a)(iv)(1)~~(2)~~ shall survive until the expiration of the applicable statute of limitations, the indemnification right with respect to such matters expressly set forth on Schedule 10.2(a)(iv)(2)~~(3)~~ and Schedule 10.2(a)(iv)(3)~~(4)~~ shall expire eighteen (18) months following the Closing and the indemnification right with respect to such matters expressly set forth in Section 6.12(j) shall survive until the expiration of the applicable statute of limitations.”
(f)    Schedule 10.2(a)(iv) to the Transaction Agreement is hereby deleted in its entirety and replaced with Schedule 10.2(a)(iv) attached hereto (changes are shown in blacklined form for convenience).
(g)    Section 4.2(d)(i) of the API Entity and Company Disclosure Schedule is hereby deleted in its entirety and replaced with Schedule 4.2(d)(i) attached hereto (changes are shown in blacklined form for convenience).
(h)    Section 4.11(a)(f) of the API Entity and Company Disclosure Schedule is hereby deleted in its entirety and replaced with Schedule 4.11(a)(f) attached hereto (changes are shown in blacklined form for convenience).
(i)    Section 4.11(a)(g) of the API Entity and Company Disclosure Schedule is hereby deleted in its entirety and replaced with Schedule 4.11(a)(g) attached hereto (changes are shown in blacklined form for convenience).
(j)    Section 6.1(a)(xix) of the API Entity and Company Disclosure Schedule is hereby deleted in its entirety and replaced with Schedule 6.1(a)(xix) attached hereto (changes are shown in blacklined form for convenience).
(k)    Exhibit A-1 to the Transaction Agreement is hereby deleted in its entirety and replaced with Exhibit A-1 attached hereto.
(l)    Exhibit A-2 to the Transaction Agreement is hereby deleted in its entirety and replaced with Exhibit A-2 attached hereto.
(m)    Exhibit A-3 to the Transaction Agreement is hereby deleted in its entirety and replaced with Exhibit A-3 attached hereto.
2.    API Representative Joinder. In accordance with the definition of “API Representative” and Section 11.6 of the Transaction Agreement, API Representative, LLC hereby agrees, effective as of the Closing and without any further action, to join in, become a party to, be bound by and comply with all of the provisions, terms and conditions of, the Transaction Agreement, each Partner Acknowledgement and Joinder Agreement and the Founders’ Letter Agreement, in each case, as the “API Representative” and in the same manner as if API Representative, LLC were an original signatory thereto.
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3.    Transaction Agreement Remains in Effect. Except as expressly amended by this Amendment, the Transaction Agreement shall remain in full force and effect in accordance with its terms, and is hereby ratified, approved and confirmed in all respects. Nothing in this Amendment shall otherwise affect any other provision of the Transaction Agreement or the rights and obligations of the parties thereto.
4.    References to the Transaction Agreement. After giving effect to this Amendment, each reference in the Transaction Agreement to “this Agreement,” “hereof,” “hereunder” or words of like import referring to the Transaction Agreement shall refer to the Transaction Agreement as amended by this Amendment. Notwithstanding the foregoing, references to the date of the Transaction Agreement, as amended hereby, shall in all instances continue to refer to May 14, 2023 and references to “the date hereof” and “the date of this Agreement” shall continue to refer to May 14, 2023.
5.    Incorporation by Reference. Sections 11.1 (Amendment; Extension; Waiver), 11.2 (Entire Agreement) as modified to contemplate this Amendment, 11.3 (Construction and Interpretation), 11.4 (Severability), 11.5 (Notices), 11.6 (Binding Effect; No Assignment), 11.7 (Counterparts), 11.8 (Specific Enforcement), 11.9 (No Third Party Beneficiaries), 11.10 (Governing Law) and 11.11 (Consent to Jurisdiction; Waiver of Jury Trial) of the Transaction Agreement are incorporated herein by reference, mutatis mutandis.

[Remainder of Page Intentionally Left Blank]
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first above written.

TPG OPERATING GROUP II, L.P.

By:	TPG Holdings II-A, LLC, its general partner
By:	/s/ Martin Davidson
Name:	Martin Davidson
Title:	Chief Accounting Officer

AG GP, LLC

By:	/s/ Christopher D. Moore
Name:	Christopher D. Moore
Title:	Chief Legal Officer, General Counsel & Secretary

Solely for purposes of Section 2 herein:
API REPRESENTATIVE, LLC

By its Sole Member:
/s/ Christopher D. Moore
Christopher D. Moore

[Signature Page to Amendment No.1 to Transaction Agreement]

ANNEX B
A&R Investor Rights Agreement

Table Of Contents                                     Agreed Form

AMENDED AND RESTATED

INVESTOR RIGHTS AGREEMENT

dated [●], 2023

AMONG

TPG INC.,

TPG OPERATING GROUP II, L.P.,

TPG GROUP HOLDINGS (SBS), L.P.,

TPG NEW HOLDINGS, LLC,

TPG PARTNER HOLDINGS, L.P.,

THE API FEEDER PARTNERSHIPS,

THE OTHER TPG FEEDER PARTNERSHIP,

THE LIMITED PARTNERS

and

THE INVESTORS

i

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT
This AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT (this “Agreement”) is entered into on [●], 2023, by and among (i) TPG Inc., a Delaware corporation (the “Issuer”), (ii) TPG Operating Group II, L.P., a Delaware limited partnership (“TPG OG Partnership”), (iii) TPG Group Holdings (SBS), L.P., a Delaware Limited Partnership (“TPG Group Holdings”), (iv) TPG New Holdings, LLC, a Delaware limited liability company (“TPG Holdings”), (v) TPG Partner Holdings, L.P., a Delaware limited partnership (“Partner Holdings”), (vi) Alabama Investments (Parallel), LP, a Delaware limited partnership (“API Partner Holdings”), (vii) Alabama Investments (Parallel) Founder A, LP, a Delaware limited partnership (“API Founder Holdings A”), (viii) Alabama Investments (Parallel) Founder G, LP, a Delaware limited partnership (“API Founder Holdings G” and, together with API Partner Holdings and API Founder Holdings A, the “API Feeder Partnerships”), (ix) the Other TPG Feeder Partnership (as defined herein), (x) each Limited Partner (as defined herein), (xi) each Investor (as defined herein) and (xii) each other holder of equity securities in either the Issuer or TPG OG Partnership who prior to the date hereof or hereafter delivers a written agreement to be bound by the terms hereof in the form of Exhibit A. Each of the parties hereto may be referred to herein as a “Party” and collectively as the “Parties”. All capitalized terms used herein shall have the meaning set forth in Section 1.1 unless the context clearly indicates otherwise.
RECITALS
WHEREAS, the Issuer entered into that certain Investor Rights Agreement, dated as of January 12, 2022 (the “Original Agreement”), with the Parties designated in the Original Agreement;
WHEREAS, as of the IPO Date, the TPG Holdings Entities and certain of its affiliates underwent a reorganization and certain related transactions as described in the prospectus that forms part of the Issuer’s Registration Statement on Form S-1 filed with the SEC (the “Reorganization”);
WHEREAS, on May 14, 2023, TPG OG Partnership, the Issuer and the other parties thereto entered into that certain Transaction Agreement (the “Transaction Agreement”), pursuant to which, among other things, on the date hereof (a) all of the outstanding interests in TPG Operating Group I, L.P., a Delaware limited partnership (“TPG OG I”), and all of the outstanding interests in TPG Operating Group III, L.P., a Delaware limited partnership (“TPG OG III”), were (directly or indirectly) contributed to TPG OG Partnership, (b) TPG OG Partnership has acquired all of the outstanding limited partnership interests in Angelo, Gordon & Co., L.P. and AG Funds, L.P., and (c) each of the API Feeder Partnerships, has been issued a number of TOG Units (collectively, the “Angelo Gordon Transactions”);
WHEREAS, following the Angelo Gordon Transactions, (a) each Investor owns either (i) TOG Units (including shares of Class B Common Stock of the Issuer), (ii) TPG Holdings units or (iii) shares of Class A Common Stock of the Issuer, (b) TPG Group Holdings owns TOG Units (including shares of Class B Common Stock of the Issuer) and Class A Common Stock of the Issuer, (c) the Other TPG Feeder Partnership owns TOG Units and Class A Common Stock of the Issuer, and (d) each API Feeder Partnership owns TOG Units);
WHEREAS, pursuant to Section 6.3 of the Original Agreement, the Original Agreement may be amended by the Issuer and ControlCo without the consent of any other person provided that the amendment does not adversely modify in any material respect the rights or obligations of any Securityholders and does not adversely modify in any material respect the rights or obligations of any Securityholders in any materially disproportionate manner relative to any other Securityholders; and
WHEREAS, the Issuer and ControlCo now desire to amend and restate the Original Agreement as hereinafter set forth, which is binding on all of the parties thereto, to reflect the Angelo Gordon Transactions.
NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

ARTICLE I

DEFINITIONS; INTERPRETATION
1.1    Certain Definitions. As used in this Agreement, the following terms shall have the following meanings:
“AAA” shall have the meaning set forth in Section 6.9(b).
“Additional TOG Units” shall mean any TOG Units received by an API Feeder Partnership after the date hereof pursuant to Sections 2.4 or 2.7 of the Transaction Agreement.
“Affiliate” shall mean, with respect to any Person, any other Person that directly or indirectly controls, is controlled by or is under common control with, such Person; provided, that (i) no investment fund, managed account or similar contractual agreement managed by the TPG OG Partnership or any Subsidiary of the TPG OG Partnership or portfolio company of any of them shall be considered an Affiliate of the Issuer or the TPG OG Partnership for purposes of this Agreement, and (ii) no Investor shall be deemed, solely as a result of the IPO Transactions or its direct or indirect investment in the Issuer or the TPG OG Partnership, to be an Affiliate of the Issuer, the TPG OG Partnership or any Subsidiary of the TPG OG Partnership for purposes of this Agreement. “Affiliated” shall have a correlative meaning.
“Agreement” shall have the meaning set forth in the preamble.
“Angelo Gordon Transaction Documents” shall mean the Transaction Agreement, this Agreement, the Exchange Agreement, the Tax Receivable Agreement, the TPG OG Partnership Agreement and the API Feeder Partnership LPAs and any other agreements entered into by the parties incidental thereto.
“Angelo Gordon Transactions” shall have the meaning set forth in the recitals.
“API Feeder Partnership LPA” means, with respect to any API Feeder Partnership, the limited partnership agreement of such API Feeder Partnership.
“API Feeder Partnerships” shall have the meaning set forth in the preamble.
“API Founder Holdings A” shall have the meaning set forth in the preamble.
“API Founder Holdings G” shall have the meaning set forth in the preamble.
“API Partner Holdings” shall have the meaning set forth in the preamble.
“API Limited Partners” means, with respect to any API Feeder Partnership, the limited partners of such API Feeder Partnership.
“API Unit” means one “TPG Partner Unit” of an API Feeder Partnership, as such term is defined in the applicable API Feeder Partnership LPA.
“Business Day” shall mean any day except a Saturday, a Sunday or any other day on which commercial banks located in New York City, New York are authorized or required to be closed for business.
“Charitable Organization” shall mean any corporation, community chest, fund or foundation described in section 501(c)(3) of the Internal Revenue Code of 1986.

“Class A Common Stock” shall mean the voting or non-voting Class A Common Stock, as each is described in the Issuer Charter. For purposes of calculating the number of shares of (a) Class A Common Stock outstanding, such number shall be deemed to include the number of shares of Class A Common Stock that could be delivered upon (i) the exchange of all TOG Units outstanding and (ii) the grant or exercise of awards made under equity plans of the Issuer or TPG OG Partnership (whether or not then vested or subject to forfeiture) and (b) Class A Common Stock owned by a Person, each such Person shall be deemed to own the shares of Class A Common Stock that could be delivered to such Person (or the proceeds from the sale of which could be delivered to such Person) upon (i) the exchange of all TOG Units held by such Person pursuant to the Exchange Agreement and (ii) the exercise of awards made under equity plans of the Issuer or TPG OG Partnership that have vested or the restrictions thereto have lapsed as of the date of determination.
“Class B Common Stock” shall mean the Class B Common Stock, as described in the Issuer Charter.
“Closing Date” shall mean the date of closing of the IPO.
“Common Unit” shall mean one “Common Unit” in the TPG OG Partnership, as such term is defined in the TPG OG Partnership Agreement.
“Confidential Information” shall have the meaning set forth in Section 4.1.
“control” shall mean, with respect to a Person, the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise. “Controlled by” and “under common control with” shall have correlative meanings.
“ControlCo” shall mean TPG GP A, LLC, a Delaware limited liability company.
“Demand Holders” means ControlCo and any Limited Partner, or any Permitted Transferee thereof that acquires Registrable Securities then held, directly or indirectly, by such Demand Holder.
“Demand Registration” shall have the meaning set forth in Section 3.1.
“Demand Request” shall have the meaning set forth in Section 3.1.
“Estate Planning Entity” shall mean, with respect to any individual, (i) any trust, the beneficiaries of which are primarily such individual or any member of his or her Immediate Family or (ii) any corporation, partnership, limited liability company or other entity that is primarily owned and controlled, directly or indirectly, by such individual, any member of such individual’s Immediate Family and/or any of the Persons described in clause (i).
“Exchange Act” shall mean the U.S. Securities Exchange Act of 1934.
“Exchange Agreement” shall mean that certain Amended and Restated Exchange Agreement, dated as of the date hereof, by and among the Issuer, the TPG OG Partnership and the other parties identified therein.
“Governmental Entity” shall mean any court, administrative agency or commission or other governmental authority or instrumentality, whether federal, state, local or foreign, and any applicable industry self-regulatory organization.
“Holder” shall mean any holder of outstanding Registrable Securities that is a party to this Agreement (including Permitted Transferees).
“Immediate Family” shall mean, with respect to any individual, collectively, his or her parents, brothers, sisters, spouse, former spouses, civil union partner, former civil union partners and lineal descendants (and the estates, guardians, custodians or other legal representatives of any of the foregoing). An individual who was adopted before the age of 18 shall be eligible to be Immediate Family and an individual who was adopted after reaching the age of 18 shall not be eligible to be Immediate Family.
“Initiating Holders” shall have the meaning set forth in Section 3.1.
“Investor” shall mean each holder of equity securities in the Issuer, TPG Holdings or the TPG OG Partnership identified on the signature pages of the Original Agreement as an “Investor”, and any Permitted Transferee thereof that thereafter has delivered or hereafter delivers a written agreement to be bound to the terms hereof as an “Investor” in the form of Exhibit A.
“IPO” means the initial public offering and sale of shares of Class A Common Stock pursuant to the Issuer’s Registration Statement on Form S-1 filed with the SEC.
“IPO Date” means the date of the final prospectus relating to the IPO.
“IPO Transaction Documents” shall mean this Agreement, the Exchange Agreement, the Tax Receivable Agreement, the TPG OG Partnership Agreement and the Reorganization Agreement and any other agreements entered into by the parties incidental thereto.
“IPO Transactions” shall mean the IPO, the Reorganization, and related transactions contemplated by this Agreement and the other IPO Transaction Documents.
“Issuer” shall have the meaning set forth in the preamble.
“Issuer Charter” shall mean the certificate of incorporation of the Issuer, as amended, from time to time.
“Law” shall mean all laws, acts, statutes, constitutions, treaties, ordinances, codes, rules, regulations, and rulings of a Governmental Entity, including common law. All references to “Laws” shall be deemed to include any amendments thereto, and any successor Law, unless the context otherwise requires.
“Limited Partner” shall mean each direct or indirect holder of equity securities in either the Issuer or the TPG OG Partnership identified on the signature pages of the Original Agreement as a “Limited Partner”, and any direct or indirect holder of equity securities in either the Issuer or TPG OG Partnership that thereafter has delivered or hereafter delivers a written agreement to be bound to the terms hereof as a “Limited Partner” in the form of Exhibit A, including each of the TPH Limited Partners, API Limited Partners and Other Feeder Limited Partners.
“Losses” shall have the meaning set forth in Section 3.8(e).
“Other Feeder Limited Partners” shall mean the limited partners of the Other TPG Feeder Partnership.
“Other TPG Feeder Partnership” means TPG PEP Feeder, L.P.
“Other TPG Feeder Units” means the equity interests of the Other TPG Feeder Partnership.
“Partner Holdings” shall have the meaning set forth in the preamble. If (x) Partner Holdings distributes 75% or more of the Registrable Securities it holds as of the Closing Date to the TPH Limited Partners (calculated after giving effect to the exercise of the underwriters’ overallotment option in the IPO) and (y) each API Feeder Partnership distributes 75% or more of the Registrable Securities it holds as of the date hereof to the API Limited Partners, then whenever this Agreement calls for a request or approval to be made by ControlCo, the Holders of a majority of the Registrable Securities distributed in kind to the TPH Limited Partners and API Limited Partners shall have the power to make such request or grant such approval.
“Partner Holdings Entities” shall mean, collectively, Partner Holdings, TPG Holdings and TPG Group Holdings.

“Partner Holdings LPA” shall mean the limited partnership agreement of Partner Holdings, dated as of January 12, 2022.
“Party” shall have the meaning set forth in the preamble.
“Permitted Charitable Gift” shall mean a Transfer by a TPH Limited Partner or a Permitted Transferee to a Charitable Organization from the IPO Date until the day that is two years after the IPO Date; provided, that, (i) any Permitted Charitable Gift must be approved by ControlCo and (ii) the aggregate amount of all Permitted Charitable Gifts shall not exceed $100.0 million.
“Permitted Pledge” shall mean, (x) with respect to David Bonderman, the existing pledge of 25% of his interest in Partner Holdings (it being understood for all purposes of this Agreement that any foreclosure or transfer required thereunder shall not constitute a “Transfer”), (y) with respect to any other TPH Limited Partner, a pledge of up to 50% of such TPH Limited Partner’s interest in the TOG Units, calculated based on the number of TOG Units directly or indirectly held by such TPH Limited Partner as of the Closing Date (after giving effect to the exercise of the underwriters’ overallotment option in the IPO), less any such TOG Units exchanged and sold by such TPH Limited Partner pursuant to the Exchange Agreement following the Closing Date, and (z) with respect to any API Limited Partner, a pledge of up to 50% of such API Limited Partner’s interest the TOG Units, calculated based on the number of TOG Units directly or indirectly held by such API Limited Partner as of the date hereof, less any such TOG Units exchanged and sold by such API Limited Partner pursuant to the Exchange Agreement following the date hereof; provided, that, the documentation relating to any such Permitted Pledge shall provide that (i) the security interest granted pursuant to the Permitted Pledge shall be limited solely to the right of Partner Holdings (in the case of TPH Limited Partners) or a the applicable API Feeder Partnership (in the case of API Limited Partners) to receive distributions on TOG Units and (ii) the lenders shall not foreclose or otherwise transfer the TOG Units provided as collateral or security except to the extent permitted in accordance with Section 2.1(b) or Section 2.1(c), as applicable.
“Permitted Transfer” means a Transfer of any Class A Common Stock, Class B Common Stock or any TOG Units (i) to a Permitted Transferee, (ii) to effect an exchange for Class A Common Stock that is permitted by the Exchange Agreement (provided that the Class A Common Stock received upon such an exchange shall remain subject to the restrictions set forth herein (to the extent applicable), including, without limitation, Section 2.1), (iii) as part of a sale of Class A Common Stock acquired in open market transactions after the IPO Date or (iv) pursuant to a bona fide tender offer, merger, consolidation or other similar transaction that is approved by the board of directors of the Issuer and made to all holders of the Issuer’s capital stock involving a change of control (whether by tender offer, merger, consolidation or other similar transaction), in one transaction or a series of related transactions; provided, that, without limiting the other restrictions set forth herein, from the IPO Date until the day that is 181 days following the IPO Date, any Limited Partner who elects to participate in a tax-free exchange with the Issuer pursuant to Section 351 of the Internal Revenue Code of 1986 in connection with the IPO shall be prohibited from Transferring any Class A Common Stock, including to a Permitted Transferee (other than to a transferee that is, for U.S. federal income tax purposes, a disregarded entity of the transferor or a grantor trust the sole grantor of which is the transferor, in each case subject to any other applicable Transfer restrictions set forth herein).
“Permitted Transferee” means (i) with respect to an Investor, any Affiliate, member, limited partners or shareholder of such Investor, (ii) with respect to any Partner Holdings Entity, another Partner Holdings Entity, (iii) with respect to Partner Holdings, the API Feeder Partnerships or the Other TPG Feeder Partnership, any of the Persons identified in clause (iv), (iv) with respect to a Limited Partner, another Limited Partner, any Affiliate of a Limited Partner, an Estate Planning Entity of a Limited Partner or an Affiliate of such Limited Partner, or a legal or personal representative of any individual described in this clause (iv) in the event of the death or disability of such individual and (v) with respect to a Limited Partner or its Permitted Transferees, a Charitable Organization in a Permitted Charitable Gift; provided, that, in each case except for a Permitted Charitable Gift, the Transferee delivers to the Issuer a written agreement in the form of Exhibit A to become bound by the terms of this Agreement to the same extent as the Transferor (unless such proposed Transferee is already so bound).

“Person” shall mean any corporation, association, joint venture, partnership, limited liability company, organization, business, individual, trust, government or agency or political subdivision thereof or other legal entity.
“Piggyback Notice” shall have the meaning set forth in Section 3.2(a).
“Piggyback Registration” shall have the meaning set forth in Section 3.2(a).
“Piggyback Shares” shall have the meaning set forth in Section 3.2(a).
“Registration Expenses” shall mean any and all expenses incident to the performance by the Issuer of its obligations under Section 3.1, Section 3.2, Section 3.3 and Section 3.4, including (a) all SEC, stock exchange, Financial Industry Regulatory Authority and other comparable regulatory agencies, registration and filing fees, (b) all fees and expenses of the Issuer in complying with securities or “blue sky” laws (including fees and disbursements of counsel for the underwriters in connection with “blue sky” qualifications), (c) all printing, messenger and delivery expenses of the Issuer, (d) the fees and disbursements of counsel for the Issuer and of its independent accountants, including the expenses of any “cold comfort” letters required by or incident to such performance and compliance, and (e) fees and disbursements customarily paid by issuers of securities (but not underwriters’ or sales agents’ discounts or similar compensation).
“Registrable Securities” means (i) any shares of Class A Common Stock held by any Party as of the Closing Date, (ii) any equity securities of the Issuer issued or issuable to a Party pursuant to and in accordance with the Exchange Agreement and (iii) any securities issued or issuable to a Party directly or indirectly with respect to the securities referred to in clause (i) or (ii) above by way of recapitalization, exchange, contribution, merger, consolidation and/or other reorganization. Registrable Securities shall remain such in the hands of any Permitted Transferee, regardless of the number of times such securities were Transferred. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (a) they are Transferred by a Person in a transaction in which such Person’s rights under this Agreement are not properly assigned, (b) they are Transferred pursuant to a Rule 144 Sale or any registered offering, (c) following the second anniversary of the IPO Date, in the case of securities held by any Investor, following the fourth anniversary of the IPO Date, in the case of securities held by Partner Holdings or the Other TPG Feeder Partnership (including on behalf of one or more Limited Partners (other than API Limited Partners)), and following the third anniversary of the date hereof, in the case of securities held by the API Feeder Partnerships (including on behalf of one or more API Limited Partners), they are Transferable by the holder thereof pursuant to Rule 144(b)(1) (or any other similar provision then in force) without restriction or limitations on volume or manner of sale but treating them as voting securities for such analysis or (d) they are otherwise Transferred and new certificates not bearing a legend restricting their Transfer shall have been delivered by the Issuer and subsequent disposition of such securities shall not require registration or qualification of such securities under the Securities Act or such state securities or blue sky laws then in force. For the avoidance of doubt, holders of TOG Units shall be deemed to hold Registrable Securities (subject to the limitations set forth in the preceding sentence).
“Reorganization” shall have the meaning set forth in the recitals.
“Reorganization Agreement” means that certain Reorganization Agreement, by and among the Issuer, TPG OG Partnership and the other parties identified therein, dated as of December 31, 2021, and the associated implementing agreements.
“Rule 144” means Rule 144 adopted under the Securities Act, or any successor rule thereto.
“Rule 144 Sale” means a sale to the public through a broker, dealer or market maker pursuant to the provisions of Rule 144 adopted under the Securities Act.
“SEC” shall mean the United States Securities and Exchange Commission.
“Securities Act” shall mean the U.S. Securities Act of 1933.

“Securityholder” shall mean each direct or indirect holder of equity securities in either the Issuer or the TPG OG Partnership.
“Shelf Registration” means a registration of Registrable Securities under a Registration Statement of the Issuer for an offering to be made on a delayed or continuous basis pursuant to Rule 415 under the Securities Act (or any successor or similar rule).
“Shelf Underwritten Offering” shall have the meaning set forth in Section 3.3(a).
“Takedown Notice” shall have the meaning set forth in Section 3.3(a).
“Tax Receivable Agreement” shall mean that certain Amended and Restated Tax Receivable Agreement, dated as of the date hereof, by and among the Issuer, TPG OpCo Holdings, L.P., a Delaware limited partnership, the TPG OG Partnership and each “TRA Party” as identified therein.
“TOG Unit” shall mean (i) one Common Unit of the TPG OG Partnership and (ii) one share of Class B Common Stock of the Issuer (or, in the case of any Common Unit issued to an API Feeder Partnership without the substantially concurrent issuance of a corresponding share of Class B Common Stock, the right to receive a share of Class B Common Stock of the Issuer in respect of such Common Unit, following the date hereof and pursuant to Section 2.12 of the Transaction Agreement). The components that comprise a TOG Unit are stapled together and must be Transferred as a unit. For the avoidance of doubt, a Limited Partner shall be deemed to “own” any Common Units or shares of Class B Common Stock (or rights to receive shares of Class B Common Stock) it indirectly owns through a Partner Holdings Entity, Other TPG Feeder Partnership or API Feeder Partnership for purposes of this Agreement.
“TPG” shall mean, collectively, the Issuer, the TPG OG Partnership and their respective Subsidiaries.
“TPG Group Holdings” shall have the meaning set forth in the preamble.
“TPG Holdings” shall have the meaning set forth in the preamble.
“TPG Holdings Entities” shall mean, prior to the Reorganization, collectively, TPG Holdings I, L.P., a Delaware limited partnership, TPG Holdings II, L.P., a Delaware limited partnership, and TPG Holdings III, L.P., a Delaware limited partnership, and after the Reorganization, collectively, TPG OG I, TPG OG Partnership and TPG OG III.
“TPG OG Partnership” shall have the meaning set forth in the preamble.
“TPG OG Partnership Agreement” shall mean the Seventh Amended and Restated Limited Partnership Agreement of TPG OG Partnership, dated as of the date hereof.
“TPH Limited Partners” shall mean the limited partners of Partner Holdings.
“TPH Unit” means one “TPG Partner Unit” of Partner Holdings, as such term is defined in the Partner Holdings LPA, and, where the context so requires, the equity interests of a subsidiary of Partner Holdings (that indirectly represent ownership of TPH Units).
“Transaction Agreement” shall have the meaning set forth in the recitals.
“Transaction Documents” shall mean, collectively, the Angelo Gordon Transaction Documents and the IPO Transaction Documents.
“Transfer” shall mean (i) a transfer, sale, exchange (including any exchange pursuant to the Exchange Agreement), assignment, pledge (other than a Permitted Pledge), hypothecation or other encumbrance or other disposition, including the grant of an option or other right, or (ii) the entering into of any hedging, swap or other agreement or transaction that is designed or intended to transfer, or which could reasonably be expected to lead to or result in, a sale or disposition or transfer (whether by a Party hereto or any other person) of, in whole or in part, any of the economic consequences of ownership, in the case of each of clause (i) and (ii), whether directly or indirectly, whether voluntarily, involuntarily or by operation of Law, other than a Permitted Transfer. “Transferring,” “Transferred,” “Transferable,” “Transferor,” and “Transferee” shall have correlative meanings.
1.2    Other Interpretive Provisions.
(a)    When a reference is made in this Agreement to “Articles,” “Sections,” “Exhibits,” or “Schedules,” such reference shall be to an Article or Section of, or Exhibit, or Schedule to, this Agreement unless otherwise indicated.
(b)    The table of contents and headings contained in this Agreement are for reference purposes only and are not part of this Agreement.
(c)    Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed followed by the words “without limitation.”
(d)    Whenever the words “herein,” “hereof” and “hereunder” and other words of similar import are used in this Agreement, they shall be deemed to refer to the provisions of this Agreement as a whole and not to any particular section, paragraph or subdivision. As used in this Agreement, the phrases “a provision of this Agreement”, “the provisions of this Agreement” and derivative or similar phrases shall mean or refer only to any express provision actually written in this Agreement.
(e)    Whenever the word “or” is used in this Agreement, it shall not be deemed exclusive.
(f)    Whenever the context requires, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms.
(g)    The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms.
(h)    All references to “$” or “dollars” mean the lawful currency of the United States of America.
(i)    Except as expressly stated in this Agreement, all references to any statute, rule or regulation (including in the definition thereof) are to such statute, rule or regulation as amended, modified, supplemented or replaced from time to time (and, in the case of statutes, include any rules and regulations promulgated under the statute), and all references to any section of any statute, rule or regulation include any successor to such section.
(j)    Except as expressly stated in this Agreement, all references to any agreement are to such agreement and include any exhibits, annexes and schedules attached to such agreement, and all references to any section of such agreement include any successor to such section, in each case, as such agreement, exhibit, annex, schedule or section is amended, modified, supplemented or restated from time to time.
(k)    No rule of construction against the draftsperson shall be applied in connection with the interpretation or enforcement of this Agreement, as this Agreement is the product of negotiation between sophisticated parties advised by counsel.
(l)    Whenever this Agreement shall require a party to take an action, such requirement shall be deemed an undertaking by such party to cause it and its Subsidiaries, and to use its reasonable best efforts to cause its other Affiliates, to take appropriate action in connection therewith.

(m)    Any security issued or issuable (“new security”) directly or indirectly with respect to any security referred to in this Agreement (the “existing security”) by way of a distribution in kind, recapitalization, reclassification, merger, consolidation or other reorganization shall be subject to the same terms that this Agreement applies to the existing security.
ARTICLE II

TRANSFERS
2.1    Restrictions on Transfers of Securities.
(a)    (i) Prior to the day that is 181 days after the IPO Date, each Investor shall not Transfer any Class A Common Stock, Class B Common Stock or TOG Units, (ii) from the day that is 181 days after the IPO Date until the day that is one year after the IPO Date, each Investor shall not Transfer more than 25% of the number of any shares of Class A Common Stock, or any shares of Class B Common Stock or any TOG Units that it owned as of the Closing Date, (iii) from the day that is 181 days after the IPO Date until the day that is one year and six months after the IPO Date, each Investor shall not Transfer more than 50% of the number of any shares of Class A Common Stock, or any shares of Class B Common Stock or any TOG Units that it owned as of the Closing Date and (iv) from the day that is 181 days after the IPO Date until the day that is two years after the IPO Date, each Investor shall not Transfer more than 75% of the number of any shares of Class A Common Stock, or any shares of Class B Common Stock or any TOG Units that it owned as of the Closing Date, in each case, except with the approval of the Executive Committee of the Issuer. In each case, the number of shares of Class A Common Stock, shares of Class B Common Stock or TOG Units owned as of the Closing Date shall be calculated after giving effect to the exercise of the underwriters’ overallotment option in the IPO. The terms of this Section 2.1(a) shall expire on the day that is two years after the IPO Date.
(b)    (i) Prior to the day that is two years after the IPO Date, each of the Partner Holdings Entities, the Other TPG Feeder Partnership and the Limited Partners (other than the API Limited Partners) shall not Transfer any Class A Common Stock, Class B Common Stock or TOG Units, (ii) from the day that is two years after the IPO Date until the day that is three years after the IPO Date, each of the Partner Holdings Entities, the Other TPG Feeder Partnership and the Limited Partners (other than the API Limited Partners) shall not (and the Partner Holdings Entities and the Other TPG Feeder Partnership shall not permit any such Limited Partner to) Transfer more than one third (1/3rd) of the number of any shares of Class A Common Stock, or any shares of Class B Common Stock or any TOG Units owned by the Limited Partner (directly or indirectly through the Partner Holdings Entities or Other TPG Feeder Partnership) as of the Closing Date and (iii) from the day that is three years after the IPO Date until the day that is four years after the IPO Date, each of the Partner Holdings Entities, the Other TPG Feeder Partnership and the Limited Partners (other than the API Limited Partners) shall not (and the Partner Holdings Entities and the Other TPG Feeder Partnership shall not permit any such Limited Partner to) Transfer more than two thirds (2/3rds) of the number of any shares of Class A Common Stock, or any shares of Class B Common Stock or any TOG Units owned by the Limited Partner (directly or indirectly through the Partner Holdings Entities or Other TPG Feeder Partnership) as of the Closing Date, in each case, except with the approval of the Executive Committee of the Issuer. Partner Holdings will apply the same transfer restrictions and exceptions to the TPH Units and the Other TPG Feeder Partnership will apply the same transfer restrictions and exceptions to the Other TPG Feeder Units, and the transfer restrictions set forth in this Section 2.1(b) shall apply equally to any Limited Partner (other than an API Limited Partner) who directly owns shares of Class A Common Stock, shares of Class B Common Stock or TOG Units. In each case, the number of shares of Class A Common Stock, shares of Class B Common Stock or TOG Units owned as of the Closing Date shall be calculated after giving effect to the exercise of the underwriters’ overallotment option in the IPO. The terms of this Section 2.1(b) shall expire on the day that is four years after the IPO Date.
(c)    (i) Prior to the day that is one year after the date hereof, each of the API Feeder Partnerships and the API Limited Partners shall not Transfer any Class A Common Stock, Class B Common Stock or TOG Units (including any Additional TOG Units), (ii) from the day that is one year after the date hereof until the day that is two years after the date hereof, each of the API Feeder Partnerships and the API Limited Partners shall not (and the API

Feeder Partnerships shall not permit any API Limited Partner to) Transfer more than one third (1/3rd) of the number of any shares of Class A Common Stock, or any shares of Class B Common Stock or any TOG Units (including any Additional TOG Units) owned by the API Limited Partner (directly or indirectly through an API Feeder Partnership) as of the date hereof and (iii) from the day that is two years after the date hereof until the day that is three years after the date hereof, each of the API Feeder Partnerships and the API Limited Partners shall not (and the API Feeder Partnerships shall not permit any API Limited Partner to) Transfer more than two thirds (2/3rds) of the number of any shares of Class A Common Stock, or any shares of Class B Common Stock or any TOG Units (including any Additional TOG Units) owned by the API Limited Partner (directly or indirectly through an API Feeder Partnership) as of the date hereof, in each case, except with the approval of the Executive Committee of the Issuer. Each API Feeder Partnership will apply the same transfer restrictions and exceptions to its API Units, and the transfer restrictions set forth in this Section 2.1(c) shall apply equally to any API Limited Partner who directly owns shares of Class A Common Stock, shares of Class B Common Stock or TOG Units. Solely for purposes of this Section 2.1(c), any Additional TOG Units shall be deemed to have been received as of the date hereof. The terms of this Section 2.1(c) shall expire on the day that is three years after the date hereof.
(d)    Any purported Transfer of Class A Common Stock, Class B Common Stock or any TOG Units not in accordance with this Agreement shall be null and void, and the Issuer, TPG OG Partnership, Partner Holdings, any API Feeder Partnership or the Other TPG Feeder Partnership, as applicable, shall not register or effect any such Transfer for any purpose.
(e)    Notwithstanding the foregoing, any discretionary waiver or termination by the Issuer of any or all of the restrictions set forth in this Section 2.1 shall apply pro rata to all Holders, based on the number of securities subject to such restrictions; provided that the prior sentence shall not apply with respect to releases, waivers or terminations granted: (i) due to circumstances of an emergency or hardship, in the sole discretion of the Executive Committee of the Issuer; (ii) to a former employee in connection with such employee’s termination of employment, other than David Bonderman, James Coulter, Jon Winkelried or the then-current Chief Executive Officer of the Issuer (or any of their controlled Affiliates); (iii) in an aggregate amount of less than or equal to 1% of the Issuer’s total outstanding shares of Class A Common Stock (calculated as of the Closing Date, but after giving effect to the exercise of the underwriters’ overallotment option in the IPO); or (iv) in connection with any primary or secondary underwritten offering or sale in which each holder of Registrable Securities is offered the opportunity to participate on a pro rata basis, including pursuant to Section 3.2 hereof.
ARTICLE III

REGISTRATION RIGHTS
3.1    Demand Registrations. Subject to the provisions of Section 2.1, this Section 3.1 and Section 3.5, any Demand Holder (the “Initiating Holders”) may from time to time make a written request (a “Demand Request”) for (i) registration under the Securities Act on Form S-1 or any similar long-form registration statement of all or any portion of Registrable Securities or (ii) if the Issuer is then eligible to use Form S-3, a Shelf Registration of all or any portion of Registrable Securities under the Securities Act (a “Demand Registration”). No Demand Registration will be consummated (and no registration statement with respect thereto will be filed) if the number of Registrable Securities requested to be registered is fewer than such number of shares of Class A Common Stock that have a value (based on the closing price on the trading day immediately prior to the filing of the registration statement or prospectus supplement, as applicable) of $50,000,000. Demand Requests shall specify the amount of Registrable Securities to be registered and the intended method or methods of disposition. The Issuer shall, subject to the provisions of this Article III and to the other Parties’ compliance with their obligations under the provisions of this Agreement, use its reasonable best efforts to file a registration statement registering all Registrable Securities included in such Demand Request for disposition in accordance with the intended method or methods set forth therein as promptly as possible following receipt of a Demand Request. The Issuer shall use its reasonable best efforts to cause such Registration Statement, including in the case of a Shelf Registration, a subsequent Registration Statement, to be declared effective as soon as practicable after filing and to remain effective until the earlier of (a) ninety (90) days following the date on which it was declared effective, in the case of an underwritten offering pursuant to a registration statement on Form S-1 and (b) the date on which all of the Registrable Securities covered thereby are disposed of in accordance with the method or methods of disposition stated therein. Subject to the conditions set forth in this Section 3.1, the Demand Holders shall be entitled to request an unlimited number of Demand Registrations.
3.2    Piggyback Registration.
(a)    Subject to the provisions of Section 3.2(b) and Section 3.2(c), if the Issuer proposes or is required to file under the Securities Act a registration statement or a prospectus supplement relating to a Shelf Registration with respect to the offer and sale of shares of Class A Common Stock, including pursuant to a Demand Registration (other than with respect to block trades or a registration statement (A) on Form S-4, Form S-8 or any successor forms thereto or (B) filed solely in connection with any employee benefit or dividend reinvestment plan), then the Issuer shall give prior notice of such proposed filing at least five (5) Business Days prior to the anticipated filing date (a “Piggyback Notice”) to Partner Holdings, the API Feeder Partnerships, the Other TPG Feeder Partnership and each other Holder that is permitted to Transfer their Registrable Securities at such time, including as a result of the provisions set forth in Section 3.2(c). Subject to the foregoing, the Issuer shall offer such Holders the opportunity to include in such registration statement the number of Registrable Securities as they may request (a “Piggyback Registration”). Subject to the last sentence of Section 3.2(b), the Issuer shall include in such registration statement all Registrable Securities with respect to which the Issuer has received written requests for inclusion therein within three (3) Business Days after the Piggyback Notice has been delivered to the Holders (the “Piggyback Shares”). The Issuer will use reasonable best efforts to effect the registration under the Securities Act of all Piggyback Shares which the Issuer has been so requested to register by the Holders to the extent required to permit the disposition of the Piggyback Shares to be registered; provided, that if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Issuer (or another Person who demanded such registration) determines for any reason not to proceed with the proposed registration the Issuer may at its election give written notice of such determination to each Holder of Piggyback Shares and thereupon will be relieved of its obligation to register any Piggyback Shares.
(b)    If any of the shares of Class A Common Stock to be registered pursuant to the provisions set forth in Section 3.2(a) are to be sold in an underwritten offering (other than with respect to block trades or a registration statement (A) on Form S-4, Form S-8 or any successor forms thereto or (B) filed solely in connection with any employee benefit or dividend reinvestment plan), then the Issuer shall provide a Piggyback Notice to Partner Holdings, the API Feeder Partnerships, the Other TPG Feeder Partnership and each other Holder that is permitted to Transfer their Registrable Securities at such time not more than thirty (30) days and not fewer than five (5) Business Days prior to the anticipated commencement of such underwritten offering. The Issuer shall include in such Piggyback Registration all Piggyback Shares with respect to which the Issuer has received written requests for inclusion therein as of the earlier of (x) five (5) Business Days after the Piggyback Notice has been delivered to the Holders and (y) three (3) Business Days prior to the commencement of such underwritten offering. The inclusion of each Holder’s Piggyback Shares in the Piggyback Registration shall be conditioned upon such Holder’s participation in such underwritten offering, and the Issuer shall include the Piggyback Shares requested to be included in such offering (in compliance with Section 2.1, Section 3.2(c), Section 3.5 and Section 3.6) on the same terms and conditions as any other shares of Class A Common Stock included therein; provided, however, that if such offering involves a firm commitment underwritten offering and the managing underwriter(s) of such underwritten offering advise the Issuer that the total number or dollar amount of shares of Class A Common Stock proposed to be sold in such offering (including the Piggyback Shares) exceeds the total number or dollar amount of such shares that can be sold without having an adverse effect on the price, timing or distribution of the shares of Class A Common Stock to be so included, then there shall be included in such firm commitment underwritten offering the number or dollar amount of shares of Class A Common Stock that in the opinion of such managing underwriter(s) can be sold without so adversely affecting such offering, and the number of shares of Class A Common Stock shall be allocated for inclusion as follows:

(i) first, all shares of Class A Common Stock being sold by (x) the Issuer, if the underwritten offering is a primary offering initiated by the Issuer, or (y) subject to the provisions of Section 3.2(c), the Demand Holders, ratably among such Demand Holders based on the number of Registrable Securities held by such Demand Holder, (1) in the case of the Parties to the Original Agreement, as of the Closing Date (after giving effect to the exercise of the underwriters’ overallotment option in the IPO), and (2) in the case of the API Feeder Partnerships, as of the date hereof; provided, that, if the allocation pursuant to this clause (i) exceeds the number of Registrable Securities any Demand Holder desires to sell, then the excess shall be reallocated among the other Demand Holders in the same manner until all of the Registrable Securities that are available for sale are allocated to the Demand Holders who wish to sell;
(ii) second, ratably among the Holders (other than the Demand Holders in the case of a Demand Registration as set forth in clause (i)(y) above) based on the number of Registrable Securities held by such Holder, (1) in the case of the Parties to the Original Agreement, as of the Closing Date (after giving effect to the exercise of the underwriters’ overallotment option in the IPO), and (2) in the case of the API Feeder Partnerships, as of the date hereof, and in each case, subject to the provisions of Section 3.2(c); provided, that if the allocation pursuant to this clause (ii) exceeds the number of Registrable Securities any Holder desires to sell, then the excess shall be reallocated among the other Holders in the same manner until all of the Registrable Securities that are available for sale are allocated to the Holders who wish to sell; and
(iii) third, all shares of Class A Common Stock proposed to be registered pursuant to any piggyback registration rights of security holders of the Issuer other than any Holder.
(c)    Notwithstanding anything to the contrary contained herein, in the event of any discretionary waiver or termination of (i) the restrictions contained in any lock-up agreement entered into in connection with the IPO or any follow-on offering by the Issuer or the underwriters or (ii) the restrictions contained in Section 2.1(b), in each case to the extent waived or terminated to permit the sale of Class A Common Stock, Class B Common Stock or TOG Units by Partner Holdings, the API Feeder Partnerships and/or the Other TPG Feeder Partnership (including on behalf of one or more Limited Partners) in an underwritten offering (including a synthetic secondary offering) prior to the day that is two years after the IPO Date, the provisions of Section 2.1(a) shall be waived to the extent necessary to permit each Investor to include Registrable Securities as Piggyback Shares in a Piggyback Registration pursuant to Section 3.2(b) on a pro rata basis, determined based on the number of shares of Class A Common Stock, Class B Common Stock or TOG Units to be sold by Partner Holdings, the API Feeder Partnerships and the Other TPG Feeder Partnership (including on behalf of one or more Limited Partners) relative to the aggregate number of Registrable Securities held by Partner Holdings, the API Feeder Partnerships and the Other TPG Feeder Partnership before giving effect to the sale of such Registrable Securities in such underwritten offering. For the avoidance of doubt and without limiting the foregoing, the provisions of Section 2.1(a) shall continue to apply in connection with a primary offering by the Issuer if the restrictions contained in Section 2.1(b) have not been waived, and therefore no Piggyback Notice shall be required to be delivered to any Investor pursuant to Section 3.2(a) or 3.2(b).
3.3    Shelf Take-Downs.
(a)    Subject to the terms of this Agreement, at any time that a shelf registration statement covering Class A Common Stock (other than pursuant to a registration statement (A) on Form S-4, Form S-8 or any successor forms thereto or (B) filed solely in connection with any employee benefit or dividend reinvestment plan) is effective, if any Initiating Holder delivers a written notice to the Issuer (a “Takedown Notice”) stating that it intends to effect an underwritten offering of all or part of the Class A Common Stock included on a shelf registration statement pursuant to Section 3.1 (a “Shelf Underwritten Offering”), then, the Issuer shall amend or supplement the shelf registration statement as promptly as practicable as may be necessary in order to enable such Class A Common Stock to be distributed pursuant to the Shelf Underwritten Offering; provided, however, that the number of shares of Class A Common Stock requested to be included in such Shelf Underwritten Offering shall have a value (based on the closing price on the trading day immediately prior to the filing of the prospectus supplement for such Shelf Underwritten Offering) of at least $50,000,000 (or a lesser amount if the Class A Common Stock requested to be included in such registration statement constitute all of the Class A Common Stock held by such Holder).

(b)    The Issuer shall, as promptly as practicable, but no later than two (2) Business Days after receipt of a Takedown Notice, deliver the Takedown Notice to all other Holders included on such shelf registration statement and permit each such Holder to include its Class A Common Stock included on the shelf registration statement in the Shelf Underwritten Offering (that is not a block trade) in accordance with Section 3.2 if such Holder notifies the Initiating Holders and the Issuer within three (3) Business Days after delivery of the Takedown Notice to such Holder.
(c)    The Issuer shall also permit each third party with registration rights to include its equity securities included on the shelf registration statement in the Shelf Underwritten Offering if such third party (or the Issuer on behalf of such third party) notifies the Initiating Holders and the Issuer within three (3) Business Days after delivery of the Takedown Notice to the Issuer.
(d)    In the event that the managing underwriters advise the Issuer that, in their opinion, the number of securities requested to be included in such registration exceeds the largest number of equity securities that can be sold in an orderly manner in such underwritten offering within a price reasonably acceptable to the Initiating Holders, the underwriter may limit the number of securities which would otherwise be included in such takedown offering in the same manner as described in Section 3.2(b).
3.4    Underwritten Block Trades.
(a)    Subject to the terms of this Agreement, at any time that a shelf registration statement covering Class A Common Stock (other than pursuant to a registration statement (A) on Form S-4, Form S-8 or any successor forms thereto or (B) filed solely in connection with any employee benefit or dividend reinvestment plan) is effective or that the Issuer intends to make effective immediately upon filing on Form S-3ASR, any Initiating Holder may request that the Issuer file an amendment or supplement to such shelf registration statement as may be necessary in order to enable a Holder to sell Registrable Securities in an underwritten block trade (an “Underwritten Block Trade”), provided that the number of Registrable Securities proposed to be sold in this manner has an expected aggregate offering price of more than $25,000,000 (or a lesser amount if the Class A Common Stock requested to be included in such underwritten block trade constitutes all of the Class A Common Stock held by such Holder). Notwithstanding anything to the contrary set forth herein, the Initiating Holders shall notify (a “Underwritten Block Trade Notice”) the Issuer of the Underwritten Block Trade at least three (3) Business Days prior to the commencement of such Underwritten Block Trade, and the Issuer shall, as promptly as practicable but in any event no later than one (1) Business Day after receiving such Underwritten Block Trade Notice, notify all Holders of Registrable Securities of its receipt of an Underwritten Block Trade Notice. In order to include Registrable Securities in any such Underwritten Block Trade, each Holder must provide notice of their election to include their Registrable Securities in such offering within one (1) Business Day following receipt of notification from the Issuer, and the Issuer shall use its commercially reasonable efforts to facilitate such Underwritten Block Trade as expeditiously as possible; provided, that the Initiating Holders shall use commercially reasonable efforts to work with the Issuer and the underwriters prior to making such request in order to facilitate preparation of the registration statement, prospectus and other offering documentation related to the Underwritten Block Trade.
(b)    For the avoidance of doubt, in the event that the managing underwriters advise the Issuer that, in their opinion, the number of securities requested to be included in such registration exceeds the largest number of equity securities that can be bid on and/or sold in an orderly manner in such underwritten offering within a price reasonably acceptable to the Initiating Holders, the underwriter may limit the number of securities which would otherwise be included in such takedown offering in the same manner as described in Section 3.2(b).
3.5    Restrictions; Suspension Periods.
(a)    The Issuer will not be obligated to effect any Demand Registration or Shelf Underwritten Offering (i) prior to (x) ninety (90) days after the effective date of a previous registered offering in which there was no reduction in the number of Registrable Securities included or (y) the expiration, termination or waiver of the underwriter lock-up entered into in connection with a previous registered offering in which there was a reduction in the number of Registrable Securities included (if earlier), in each case with respect to which the Holders were entitled to participate or (ii) if such Demand Registration or Shelf Underwritten Offering is not permitted under the terms of the Exchange Agreement.
(b)    If the Issuer, by decision of its Executive Committee or similar governing body, in good faith determines that any filing (i) would require disclosure of any plan or proposal by the Issuer or any of its Subsidiaries to engage in any acquisition or disposition of assets or equity securities (other than in the ordinary course of business) or any merger, consolidation, tender offer, material financing or other significant transaction or (ii) would be reasonably likely to require the premature disclosure of information and the premature disclosure of which could materially and adversely affect the Issuer, then in any such case the Issuer may postpone or suspend for up to sixty (60) days the filing or the effectiveness of a registration statement or any amendment or supplement to a registration statement; provided, that the Issuer may not postpone the filing or effectiveness of a registration statement or any such amendment or supplement to a registration statement more than two (2) times during any twelve (12) month period and no such postponement shall last for a period exceeding ninety (90) days in the aggregate during any twelve (12) month period.
(c)    Each Holder agrees, upon the request of the Issuer or the underwriters managing any underwritten offering of the Issuer’s securities (if such Holder is eligible to participate in such offering under the terms of this Agreement) and subject to customary exceptions, not to lend, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Class A Common Stock, Class B Common Stock or TOG Units (other than those included in the registration, if any), without the prior written consent of the Issuer or such underwriters, as the case may be, for such period of time as the Issuer or such underwriters may specify and to enter into and be bound by such form of agreement with respect to this Section 3.5(c) as the Issuer or underwriters may reasonably request consistent with this Section 3.5(c); provided, that (i) any such agreement by an Investor shall be on substantially similar terms to any such agreement executed by the Partner Holdings Entities, the API Feeder Partnerships and the Other TPG Feeder Partnership; (ii) each Holder shall be required to use reasonable best efforts to comply with the reasonably requested terms of any such agreement; and (iii) the provisions of this Section 3.5(c) shall have effect (x) from (A) the date that the Piggyback Notice is provided pursuant to Section 3.2(b), in the case of a Piggyback Registration, and (B) no earlier than seven (7) days prior to the effective date of the applicable registration statement or the filing of the prospectus supplement, as applicable, in the case of any other registration, and apply only through the date that is (y) ninety (90) days following the date of such registration or underwritten offering or such shorter time as may be agreed by the Issuer or the underwriters managing any underwritten offering, as the case may be. The terms of such lock-up agreements shall be negotiated among the Holders, the Issuer and the underwriters and shall include customary carve-outs from the restrictions set forth therein.
3.6    Participation in Underwritten Registrations. No Holder may participate in any underwritten offering hereunder unless such Holder (a) agrees to sell such Holder’s Registrable Securities on the basis provided in any underwriting arrangements approved by the Issuer and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements. The terms of such underwriting agreements shall be negotiated among the Holders, the Issuer and the underwriters and shall include customary representations.
3.7    Other Registration-Related Matters.
(a)    The Issuer may require any Holder to furnish to the Issuer in writing such information regarding such Person and the distribution of the equity securities of the Issuer which are included in a registration statement as may from time to time reasonably be requested in writing in order to comply with the Securities Act, and each Holder acknowledges that upon any failure by the Holder to furnish such information the Issuer shall be relieved from any obligation to include such Holder’s Registrable Securities in such registration statement.

(b)    The Issuer will pay all Registration Expenses in connection with each registration or proposed registration of Registrable Securities and the fees and expenses of one counsel to the Holders selected by the Initiating Holders. Notwithstanding the foregoing, (y) the fees or expenses of any other counsel to the Holders or of any other expert hired directly by the Holders will be the sole responsibility of the Holders and (z) the Holders will be responsible, severally and not jointly, for their respective pro rata portion (determined by reference to the number of shares included in the applicable registration) of all underwriting discounts and commissions and transfer taxes, if any.
(c)    Before filing any registration statement or prospectus, or any amendments or supplements thereto, in connection with any registration or proposed registration of Registrable Securities, the Issuer will furnish to counsel for the Holders participating in such registration or offering copies of all documents proposed to be filed.
(d)    The Issuer will furnish to each Holder participating in a registration or offering such number of copies of the applicable registration statement and of each amendment or supplement thereto (in each case, including all exhibits), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and summary prospectus), in conformity with the requirements of the Securities Act, and such other documents as such Holder may reasonably request in order to facilitate the disposition of Registrable Securities by such Holder.
(e)    The Issuer will use reasonable best efforts to register or qualify Registrable Securities covered by a registration statement under such other securities or “blue sky” laws of such jurisdictions as each Holder reasonably requests, and do any and all other acts and things which may be reasonably necessary or advisable to enable such Holder to consummate the disposition in such jurisdictions of the Registrable Securities owned by such Holder, except that the Issuer will not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction where, but for the requirements of this Section 3.7(e), it would not be obligated to be so qualified, to subject itself to taxation in any such jurisdiction, or to consent to general service of process in any such jurisdiction.
(f)    The Issuer will use reasonable best efforts to cause the Registrable Securities covered by a registration statement to be registered with or approved by such other governmental agencies or authorities as may be reasonably necessary to enable the Holder thereof to consummate the disposition thereof.
(g)    The Issuer will notify each Holder of Registrable Securities covered by a registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act promptly after the Issuer becomes aware that the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and, subject to Section 3.5, at the request of any such Holder, prepare and furnish to such Holder a reasonable number of copies of an amended or supplemental prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.
(h)    The Issuer will enter into such customary agreements (including an underwriting agreement in customary form) and take such other actions as the Initiating Holders or the sellers of a majority of securities covered by a registration statement or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities.
(i)    The Issuer will make available for inspection by any Holder of Registrable Securities covered by a registration statement, by any underwriter participating in any disposition to be effected pursuant to such registration statement and by any attorney, accountant or other agent retained by any such Holder or any underwriter, all pertinent financial and other records, pertinent corporate documents and properties of the Issuer, and cause all of the Issuer’s officers, managers and employees to supply all information reasonably requested by any such Holder, underwriter, attorney, accountant or agent in connection with such registration statement.

(j)    The Issuer will obtain a “cold comfort” letter or letters from the Issuer’s independent public accountants in customary form and covering matters of the type customarily covered by “cold comfort” letters as the managing underwriter or underwriters for such offering reasonably request.
(k)    The Issuer will obtain for delivery to the underwriters an opinion or opinions from counsel for the Issuer, in customary form, scope and substance, as the managing underwriter or underwriters for such offering reasonably request.
(l)    The Issuer will cause management of the Issuer to participate in the customary “road show” presentations that may be reasonably requested by the managing underwriter or underwriters in any offering during normal business hours, upon reasonable notice and in a manner that does not unreasonably interfere with the operations of the Issuer’s business and will otherwise facilitate, cooperate with, and participate in each proposed offering contemplated herein and customary selling efforts related thereto.
(m)    The Issuer will cause all Registrable Securities covered by the applicable registration statement to be listed on each securities exchange on which the Issuer has listed any of its equity securities and on each inter-dealer quotation system on which any of the Issuer’s equity securities are then quoted.
(n)    Each Holder agrees that, upon receipt of any notice from the Issuer of the happening of any event of the kind described in Section 3.7(g), such Holder will forthwith discontinue disposition of securities pursuant to the registration statement covering such Registrable Securities until such Holder’s receipt of the copies of the amended or supplemented prospectus contemplated by Section 3.7(g) and, if so directed by the Issuer, such Holder will deliver to the Issuer (at the Issuer’s expense) all copies, other than permanent file copies then in such Holder’s possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.
3.8    Indemnification.
(a)    Indemnification by the Issuer. In the event of any registration of any Registrable Securities of the Issuer under the Securities Act, the Issuer hereby indemnifies and agrees to hold harmless, to the extent permitted by applicable Law, each Holder of Registrable Securities covered by such registration statement, each Affiliate of such Holder and their respective directors and officers, general and limited partners or members and managing members (and the directors, officers, Affiliates and controlling Persons thereof), and each other Person, if any, who controls such Holder within the meaning of the Securities Act (collectively, the “Indemnified Parties”), against any and all losses, claims, damages or liabilities, joint or several, and expenses to which such Indemnified Party may become subject under the Securities Act, common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof, whether or not such Indemnified Party is a party thereto) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary, final or summary prospectus contained therein, or any amendment or supplement thereto, or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and the Issuer will reimburse such Indemnified Party for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, liability, action or proceeding as such expenses are incurred; provided, that the Issuer will not be liable to any Indemnified Party in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, in any such preliminary, final or summary prospectus, or any amendment or supplement thereto in reliance upon and in conformity with written information with respect to such Indemnified Party furnished to the Issuer by such Indemnified Party for use in the preparation thereof and not subsequently corrected, amended or supplemented by such Indemnified Party. Such indemnity will remain in full force and effect regardless of any investigation made by or on behalf of such Holder or any Indemnified Party and will survive the Transfer of such securities by such Holder.

(b)    Indemnification by the Holders. As a condition to including any Registrable Securities in any registration statement, each Holder of such Registrable Securities agrees to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 3.8(a)) the Issuer, all other Holders and any prospective underwriter, as the case may be, and any of their respective Affiliates, directors, officers, general and limited partners, members and managing members and controlling Persons, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary, final or summary prospectus contained therein, or any amendment or supplement, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information with respect to such Holder furnished to the Issuer by such Holder expressly for use in the preparation of such registration statement, preliminary, final or summary prospectus or amendment or supplement, or a document incorporated by reference into any of the foregoing; provided, however, that each Holder’s aggregate liability hereunder and under Section 3.8(b) with respect to any particular registration shall be limited to an amount equal to the net proceeds (after deducting underwriting commissions and discounts, but before deducting any expenses) received by such Holder from the Registrable Securities sold by such Holder in such registration; provided further, that no Holder shall have liability hereunder to the extent such Holder timely corrects, amends or supplements such written information previously furnished to the Issuer. Such indemnity will remain in full force and effect regardless of any investigation made by or on behalf of the Issuer or any of the Holders, or any of their respective Affiliates, directors, officers or controlling Persons and will survive the Transfer of such securities by such Holder. Any indemnification obligation of a Holder of Registrable Securities hereunder shall be several and not joint with each other Holder of Registrable Securities.
(c)    Notices of Claims, Etc. Promptly after receipt by an Indemnified Party hereunder of written notice of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this Section 3.8, such Indemnified Party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided, that the failure of the Indemnified Party to give notice as provided herein will not relieve the indemnifying party of its obligations under Section 3.8(a) or Section 3.8(b), except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an Indemnified Party, unless in such Indemnified Party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such Indemnified Party, and after notice from the indemnifying party to such Indemnified Party of its election so to assume the defense thereof, the indemnifying party will not be liable to such Indemnified Party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. If, in such Indemnified Party’s reasonable judgment, having common counsel would result in a conflict of interest, between the interests of such indemnified and indemnifying parties, then such Indemnified Party may employ separate counsel reasonably acceptable to the indemnifying party to represent or defend such Indemnified Party in such action, it being understood, however, that the indemnifying party will not be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for all such Indemnified Parties (and not more than one separate firm of local counsel at any time for all such Indemnified Parties) in such action. No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claims or litigation. No Indemnified Party will consent to entry of any judgment or enter into any settlement without the consent of the indemnifying party (which will not be unreasonably withheld).
(d)    Other Indemnification. Indemnification similar to that specified in this Section 3.8 (with appropriate modifications) will be given by the Issuer and each Holder of Registrable Securities with respect to any required registration or other qualification of securities under any federal or state Law or regulation or Governmental Entity other than the Securities Act.

(e)    Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in this Section 3.8 is unavailable to an Indemnified Party, the indemnifying party shall contribute to the aggregate losses, damages, liabilities and expenses (collectively, “Losses”) of the nature contemplated by such indemnity agreement incurred by any Indemnified Party, (i) in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and the Indemnified Parties, on the other hand, in connection with the statements or omissions which resulted in such Losses or (ii) if the allocation provided by clause (i) above is not permitted by applicable Law, in such proportion as is appropriate to reflect not only the relative fault of but also the relative benefits to the indemnifying party, on the one hand, and each such Indemnified Party, on the other hand, in connection with the statements or omissions which resulted in such Losses, as well as any other relevant equitable considerations. The relative benefits to the indemnifying party and the Indemnified Party shall be determined by reference to, among other things, the total proceeds received by the indemnifying party and the Indemnified Party in connection with the offering to which such Losses relate. The relative fault of the indemnifying party and the Indemnified Party shall be determined by reference to, among other things, whether the action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or related to information supplied by, the indemnifying party or the Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action. The parties hereto agree that it would not be just or equitable if the contribution described in this Section 3.8(e) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 3.8(e), the aggregate liability of any indemnifying party (other than the Issuer) under this Section 3.8(e) and Section 3.8(b) shall be limited to an amount equal to the amount of net proceeds (after deducting underwriting commissions and discounts, but before deducting any expenses) received by such indemnifying party from sales of the Registrable Securities by such indemnifying party pursuant to the offering that gave rise to such Losses.
(f)    Non-exclusivity. The obligations of the parties under this Section 3.8 will be in addition to any liability which any party may otherwise have to any other party.
3.9    Rule 144. The Issuer shall use reasonable best efforts to timely file the reports required to be filed by it under the Securities Act and the Exchange Act so long as it is subject to such reporting requirements, all to the extent required from time to time to enable the Holders to sell Registrable Securities without registration under the Securities Act within the limits of the exemptions provided by Rule 144. Upon the request of any Holder, the Issuer shall deliver to such Holder a written statement stating whether it has complied with such requirements and will take such further action as such Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limits of the exemptions provided by Rule 144.
3.10    No Inconsistent Agreements. The Issuer represents and warrants to each Holder of Registrable Securities that the registration rights granted in this Agreement do not conflict with any other registration rights granted by the Issuer. Neither the Issuer nor any of its Subsidiaries shall hereafter enter into, and neither the Issuer nor any of its Subsidiaries is currently a party to, any agreement with respect to its securities that is inconsistent with the rights granted to the Holders by this Agreement.
ARTICLE IV

COVENANTS
4.1    Confidentiality. Each of the Investors agrees, and shall cause its respective directors, officers, employees, agents and advisors (including attorneys, accountants and financial advisors) (its “Representatives”), to, on and after the date of this Agreement, keep confidential all non-public or proprietary information concerning the business, assets and finances of the Issuer, the TPG OG Partnership and their respective Affiliates, in each case, regardless of the form in which furnished or made available and whether furnished or made available to any Investor or any of its Affiliates prior to, on or after the date of this Agreement (including any information or documents provided or made available pursuant to any confidentiality agreement), and regardless of the source or form of such information or document (the “Confidential Information”); provided, however, that disclosure of the Confidential Information may be made (a) with the prior written consent of the general partner of the TPG OG Partnership, (b) to Affiliates and Representatives of any Investor who either agree in writing to keep such Confidential Information confidential or are otherwise legally obligated to maintain such Confidential Information as confidential, (c) any Person, including a prospective purchaser of Class A Common Stock, as long as such Person has first agreed, in writing, to maintain the confidentiality of such Confidential Information to the same extent set forth herein, (d) to the extent required by Law or pursuant to a request by a Governmental Entity; provided, that in the event of a request described in clause (d), such Person shall use reasonable best efforts to (i) promptly notify the TPG OG Partnership of the existence, terms and circumstances surrounding such a request, (ii) consult with the TPG OG Partnership on the advisability of taking steps to resist or narrow such request, (iii) if disclosure of such Confidential Information is required, furnish only such portion of the Confidential Information as any Investor is advised by counsel is legally required to be disclosed, and (iv) cooperate with the TPG OG Partnership in its efforts to obtain an order or other reliable assurance that confidential treatment will be accorded to such portion of the Confidential Information that is required to be disclosed, such order or reliable assurance being obtained at the TPG OG Partnership’s own expense and without requiring any of the Investors to initiate any legal action, or (e) to the extent required in connection with the enforcement of any rights under this Agreement. Confidential Information shall be deemed to include all notes, analyses, compilations, studies, interpretations, reports, memoranda or other documents prepared by any Investor or any of its Affiliates or Representatives which contain, reflect or are based upon, in whole or in part, Confidential Information. The Confidential Information shall not include information that (A) is or becomes generally available to the public other than as a result of any disclosure resulting from an act or omission by any Investor or any of its Affiliates or Representatives, (B) is independently known to or developed by any Investor or any of its Affiliates or Representatives without use of the Confidential Information or any derivative thereof and without violating any of the obligations of any Investor or any of its Affiliates or Representatives hereunder or (C) is provided to any Investor by a third party that was not known to any Investor, acting in good faith, to be bound by a confidentiality agreement or other contractual, legal or fiduciary obligation of confidentiality with respect to such information.
4.2    Publicity. Except as may be required by applicable Law, none of the Parties to the Original Agreement shall (and shall cause their controlled Affiliates not to) make reference to another Party or its equityholders in any press release, public disclosure, public notice or public announcement or communication with any news media in respect of this Agreement, the other IPO Transaction Documents or the IPO Transactions without the prior written consent of such other Party. The Parties to the Original Agreement shall cooperate as to the timing, contents and distribution of any such press release or public announcement with respect to the IPO Transactions.
4.3    Further Assurances. In connection with and following the date of this Agreement, consistent with the terms and conditions hereof (including the transactions contemplated by Section 4.4 of the Original Agreement), each of the Parties to the Original Agreement shall execute such documents and use reasonable best efforts to perform such further acts (including obtaining any consents, exemptions, authorizations or other actions by, or giving any notices to, or making any filings with, any Governmental Entity or any other Person) as may be reasonably required or desirable to carry out the IPO Transactions.
4.4    Acknowledgment of Reorganization. The provisions of Section 4.4 of the Original Agreement shall continue to apply with respect to any transactions effected pursuant to the Original Agreement.
4.5    Issuer Transaction. Each Investor acknowledges and agrees that, upon written notice from the Issuer, such Investor shall, to the extent such Investor holds TOG Units, participate (with respect to any or all of such TOG Units, as determined by Issuer) in any Exchange (as defined in the Exchange Agreement) proposed by Issuer in furtherance of a change of control transaction, whether structured as a merger or otherwise, that is approved by the board of directors of the Issuer; provided that, all similarly situated Investors are treated in a similar manner (provided that the Issuer may modify such similar treatment to accommodate legal, regulatory or tax issues impacting a specific Investor).

ARTICLE V

TERMINATION
5.1    Termination. Any Person who ceases to hold any Registrable Securities shall have no further rights or obligations under this Agreement (except with respect to Sections 3.8 and 3.9. and Sections 4.1, 4.2, 4.4 and 4.5 which shall survive).
ARTICLE VI

MISCELLANEOUS
6.1    Expenses. Except as explicitly provided in this Agreement or as the Parties to the Original Agreement may otherwise agree, each of the Parties to the Original Agreement will bear and pay all fees and expenses incurred by it or on its behalf in connection with the IPO Transactions.
6.2    Notices.
(a)    All notices, requests, demands or other communications provided for or permitted to be given pursuant to this Agreement must be in writing.
(b)    All notices, requests, demands and other communications to be sent under this Agreement shall be sent to in the case of TPG to:
TPG Global, LLC
301 Commerce Street, Suite 3300
Fort Worth, Texas 76102
Attention: Office of General Counsel
Email: [●]
with copies (which shall not constitute notice) to:
Davis Polk & Wardwell LLP
450 Lexington Avenue
New York, New York 10017
Attention:    Michael Kaplan, Derek Dostal
Email:    [●], [●]
and
Weil, Gotshal & Manges LLP
767 Fifth Avenue
New York, New York 10153
Attention:    Harvey M. Eisenberg, Brian Parness
Email:    [●], [●]

and in the case of the Investors, the Limited Partners, the Other TPG Feeder Partnership, the API Feeder Partnerships or Partner Holdings, to the addresses set forth on Schedule 6.2 or, in each case, to such other address, facsimile number or electronic mail address as such party may designate by notice to the other Parties in accordance with Section 6.2(e).

(c)    All notices, requests, demands and other communications to be given to a Party pursuant to this Agreement shall be deemed to have been properly given if: (i) personally delivered; (ii) deposited for next-day delivery by Federal Express, or other similar overnight courier services, addressed to such party; (iii) deposited in the United States mail, addressed to such party, prepaid and registered or certified with return receipt requested; or (iv) transmitted via electronic mail, to the attention of such Party.
(d)    All notices, requests, demands and other communications so given shall be deemed received: (i) when personally delivered; (ii) twenty-four (24) hours after being deposited for next-day delivery with an overnight courier; (iii) seven (7) days after being deposited in the United States mail; or (iv) twelve (12) hours after being telecopied or otherwise transmitted, including by electronic mail, with no mail undeliverable or other rejection notice having been received by the sender.
(e)    The Parties shall have the right from time to time, and at any time during the term of this Agreement, to change their respective addresses and each shall have the right to specify as his or its address any other address by giving to the other parties at least thirty (30) days’ written notice thereof, in the manner prescribed in Section 6.2(c); provided, however, that to be effective, any such notice must be actually received (as evidenced by a return receipt or other confirmation).
6.3    Amendment; Joinders.
(a)    This Agreement can be amended at any time and from time to time by the Issuer and either (x) ControlCo or (y) the Holders of a majority of the Registrable Securities; provided, that no amendment to this Agreement may adversely modify in any material respect the rights or obligations of any Securityholders without the prior written consent of Holders of a majority of the Registrable Securities; provided, further, that no amendment to this Agreement may adversely modify in any material respect the rights or obligations of any Securityholders in any materially disproportionate manner relative to any other Securityholders without the prior written consent of Securityholders holding a majority of the Registrable Securities held by all such disproportionately affected Securityholders.
(b)    Notwithstanding the foregoing, from time to time the Issuer may enter into a joinder agreement in the form of Exhibit A hereto with one or more other persons, pursuant to which such other person will agree to abide by the terms and conditions of this Agreement (with such modifications as the Issuer may agree to and with no need for amendment or consent from any other Party). Upon such joinder, such person will become a Party with all rights and obligations under this Agreement (with such modifications as provided for in such joinder agreement).
6.4    Waiver of Immunity. To the extent that a Party may be or may become entitled, in any action or proceeding relating in any way to this Agreement, to claim for itself or its properties or revenues any immunity from suit, court jurisdiction or attachment prior to judgment, attachment in aid of execution of a judgment, execution of a judgment or from any other legal process or remedy relating to its obligations under this Agreement, and to the extent that in any such action or proceeding there may be attributed immunity (whether or not claimed), such Party hereby irrevocably agrees not to claim and hereby irrevocably waives such immunity to the fullest extent permitted by applicable Law.
6.5    Entire Agreement. This Agreement and the other Transaction Documents constitute (for the respective Parties that are parties thereto and bound thereby) the full and entire understanding and agreement among the Parties with regard to the subject matters hereof and thereof or that otherwise relate to (x) any investment by an Investor in a TPG Holdings Entity or TPG Holdings, L.P., or (y) any investment by an API Limited Partner in an API Feeder Partnership, and (without limitation of the termination of the Prior Agreements pursuant to Section 6.5 of the Original Agreement) supersede all prior understandings and agreements, written or oral, relating to the matters set forth herein and therein.
6.6    Assignment. Neither this Agreement nor any of the rights hereunder shall be assigned by any of the Parties without the prior written consent of the other Parties. Any attempted assignment in contravention of this Section 6.6 shall be null and void.

6.7    No Third-Party Beneficiaries. Except as provided in Section 3.8 or with respect to Permitted Transferees, nothing contained in this Agreement, expressed or implied, is intended or shall be construed to confer upon any Person other than the Parties, any legal or equitable right, remedy or claim under or in respect of this Agreement or any covenant, condition or provisions herein contained, and such provisions are and shall be held to be for the sole and exclusive benefit of the Parties.
6.8    Severability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdictions, it being intended that all rights and obligations of the Parties hereunder shall be enforceable to the fullest extent permitted by Law. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall be replaced with a legal, valid and enforceable term which would to the greatest degree possible reflect the original intentions of the Parties hereunder.
6.9    Governing Law; Jurisdiction; Arbitration.
(a)    THIS AGREEMENT AND ALL CLAIMS OR CAUSES OF ACTION (WHETHER IN CONTRACT, TORT OR STATUTE) THAT MAY BE BASED UPON, ARISE OUT OF OR RELATE TO THIS AGREEMENT SHALL BE GOVERNED BY, AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE, INCLUDING ITS STATUTE OF LIMITATIONS, WITHOUT REFERENCE TO ANY CHOICE OF LAW PROVISION THEREOF THAT WOULD MANDATE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION, EXCEPT THAT THE ARBITRATION PROVISIONS SET FORTH IN THIS SECTION 6.9 SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE FEDERAL ARBITRATION ACT, TITLE 9, UNITED STATES CODE.
(b)    Any dispute, controversy or claim arising out of, relating to or in connection with this Agreement, including, without limitation, any dispute regarding the validity or termination of this Agreement, or the performance or breach hereof, shall be finally settled by arbitration administered by the American Arbitration Association (“AAA”), in accordance with its Commercial Arbitration Rules in effect at the time of the arbitration. The place of arbitration shall be New York, New York and the proceedings shall be conducted in the English language. The arbitration shall be conducted by three arbitrators. Each arbitrator shall be a person with significant experience in the financial services industry or representing persons in the financial services industry. Each of the Issuer and the other Parties who are parties to such arbitration and who hold a majority of the issued and outstanding shares of Class A Common Stock and TOG Units held by all such parties to the arbitration, (1) in the case of the Parties to the Original Agreement, as of the Closing Date and not Transferred, and (2) in the case of the API Partner Holding Entities, as of the date hereof and not Transferred, shall nominate one arbitrator within 15 days after delivery of a request for arbitration in writing by any of the Parties. In the event that any of the parties to the arbitration fails to nominate an arbitrator as and within such time period provided in the preceding sentence, upon request of either of such parties, such arbitrator shall instead be appointed by the AAA within 15 days of receiving such request. The two arbitrators appointed in accordance with the above provisions shall nominate the third arbitrator within 15 days of their appointment. If the first two appointed arbitrators fail to nominate a third arbitrator, then, upon request of the parties to the arbitration, the third arbitrator shall be appointed by the AAA within 30 days of receiving such request. The third arbitrator shall serve as Chairman of the arbitral tribunal. The arbitrators shall endeavor to render a final award within 90 days of submission of a request for arbitration. Failure to adhere to this time limit shall not be a basis for challenging the award. The award rendered by the arbitrators shall be final and binding on the parties thereto and judgment on such award may be entered in any court of competent jurisdiction. All costs and expenses incurred by the Parties in connection with any arbitration hereunder shall be borne by the Party against whom the arbitrators’ award is rendered, and such Party shall promptly reimburse the Party in whose favor the arbitrators’ award is rendered for any of such costs and expenses incurred by such Party.

(c)    By agreeing to arbitration, the Parties do not intend to deprive any court with jurisdiction of its ability to issue a preliminary injunction, attachment or other form of provisional remedy in aid of the arbitration, and a request for such provisional remedies by a Party to a court shall not be deemed a waiver of this agreement to arbitrate. In addition to the authority conferred upon the arbitrators by the rules specified above, the arbitrators shall also have the authority to grant provisional remedies, including injunctive relief.
(d)    Except as may be required by applicable Law or court order, the Parties agree to maintain confidentiality as to all aspects of any arbitration arising out of, relating to or in connection with this Agreement, including any such arbitration’s existence and results, except that nothing herein shall prevent a Party from disclosing information regarding such arbitration for purposes of enforcing the award or this arbitration clause, or in any court proceeding requesting the issuance of provisional remedies in accordance with Section 6.9(c). The Parties further agree to obtain the arbitrators’ agreement to preserve the confidentiality of the arbitration.
6.10    Specific Performance. The Parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms. It is accordingly agreed that the Parties shall be entitled to specific performance of the terms hereof, this being in addition to any other remedies to which they are entitled at Law or equity.
6.11    Counterparts and Facsimile; Electronic Signature. For the convenience of the Parties, this Agreement may be executed and delivered in any number of separate counterparts (including by facsimile or electronic transmission, including PDF or any electronic signature complying with the U.S. federal ESIGN Act of 2000), each such counterpart being deemed to be an original instrument, and all such counterparts will together constitute the same agreement. The parties irrevocably and unreservedly agree that the document(s) in question may be executed by way of electronic signatures and the parties agree that such document(s), or any part thereof, shall not be challenged or denied any legal effect, validity and/or enforceability solely on the ground that it is in the form of an electronic record.
[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the Issuer and ControlCo caused the Original Agreement to be amended and restated by this Agreement, which is duly executed and delivered and binding upon all of the Parties as of the date first written above.

ISSUER
TPG INC.

By:
Name:
Title:

CONTROLCO
TPG GP A, LLC

By:
Name:
Title:

[Signature Page to the Investor Rights Agreement]

EXHIBIT A

FORM OF JOINDER AGREEMENT
Reference is made to that certain Amended and Restated Investor Rights Agreement (the “Agreement”) entered into as of [●], 2023 by and among (i) the Issuer, (ii) TPG OG Partnership, (iii) TPG Group Holdings, (iv) TPG Holdings, (v) Partner Holdings, (vi) the API Feeder Partnerships, (vii) the Other TPG Feeder Partnership, (viii) the Limited Partners party thereto and (ix) the Investors party thereto. Capitalized terms used but not defined herein shall have the meanings set forth in the Agreement.
The undersigned hereby agrees, effective as of             , 20__, to become a party to the Agreement, and for all purposes of the Agreement, the undersigned shall be [an Investor][a Limited Partner] (as defined in the Agreement) and shall be bound by the terms and provisions of the Agreement to the same extent as the Transferor.
IN WITNESS WHEREOF, the undersigned has executed this Joinder Agreement as of the day and year first above written.

[INVESTOR][LIMITED PARTNER]:

[●]

By:
Name:
Title:

Exhibit A-1

Schedule 6.2
NOTICE ADDRESSES

Investors	Address

Schedule 6.2

ANNEX C
A&R Exchange Agreement

Agreed Form

AMENDED AND RESTATED EXCHANGE AGREEMENT
This AMENDED AND RESTATED EXCHANGE AGREEMENT (this “Agreement”), dated as of [●], 2023 (the “Effective Date”), is by and among TPG Inc., a Delaware corporation (“PubCo”), TPG OpCo Holdings, L.P., a Delaware limited partnership (the “Buyer”), TPG Operating Group I, L.P., a Delaware limited partnership (“TPG OG I”), TPG Operating Group II, L.P., a Delaware limited partnership (“TPG OG Partnership”), TPG Operating Group III, L.P., a Delaware limited partnership (“TPG OG III”), each TPG OG Limited Partner (as defined below) from time to time party to this Agreement and each Indirect TPG OG Limited Partner (as defined below) from time to time party to this Agreement.
WHEREAS, certain of the parties to this Agreement entered into the Exchange Agreement, dated as of January 12, 2022 (the “Original Agreement”), to provide for (i) the redemption of certain Common Units (as defined below) and corresponding cancellation for no consideration of Class B Shares (as defined below) for a Cash Exchange Payment (as defined below) or (ii) the exchange of such Common Units for voting or non-voting Class A Shares (and corresponding cancellation for no consideration of Class B Shares), on the terms and subject to the conditions set forth in this Agreement;
WHEREAS, effective as of [●], 2023, all of the outstanding interests in TPG OG I and all of the outstanding interests in TPG OG III were (directly or indirectly) contributed to TPG OG Partnership (the “TOG Restructuring”); and
WHEREAS, PubCo, Buyer, TPG OG I, TPG OG Partnership and TPG OG III desire to amend and restate the Original Agreement as hereinafter set forth, which is binding on all of the parties thereto, to reflect the TOG Restructuring.
NOW, THEREFORE, the parties to this Agreement agree as follows:
ARTICLE 1

Definitions
Section 1.1.    Definitions. The following definitions shall be for all purposes, unless otherwise clearly indicated to the contrary, applied to the terms used in this Agreement:
“10b5-1 Plan” means a contract, instruction or plan established in accordance with Rule 10b5-1(c) promulgated under the Exchange Act.
“A&R TPG OG Partnership Agreement” means the Amended and Restated Limited Partnership Agreement of TPG OG Partnership, dated as of the Effective Date.
“AAA” has the meaning set forth in Section 3.6(b).
“Agreement” has the meaning set forth in the preamble of this Agreement.
“API Class B Issuance Rights” means, if applicable, the right of the API Feeder Partnerships pursuant to Section 2.12 of the Transaction Agreement to receive after the Closing a number of Class B Shares equal to the number of Common Units to be issued in the API Common Unit Issuance.
“API Common Unit Issuance” means the issuance of Common Units to the API Feeder Partnerships at the closing of the transactions contemplated by the Transaction Agreement.
“API Feeder Partnerships” means, collectively, API Partner Holdings, API Founder Holdings A and API Founder Holdings G.
“API Feeder Partnership LPA” means each of the API Founder Holdings A LPA, the API Founder Holdings G LPA and the API Partner Holdings LPA, as the case may be.
“API Founder Holdings A” means Alabama Investments (Parallel) Founder A, LP, a Delaware limited partnership.
“API Founder Holdings A LPA” means the Amended and Restated Limited Partnership Agreement of API Founder Holdings A, dated as of the Effective Date.

“API Founder Holdings G” means Alabama Investments (Parallel) Founder G, LP, a Delaware limited partnership.
“API Founder Holdings G LPA” means the Amended and Restated Limited Partnership Agreement of API Founder Holdings G, dated as of the Effective Date.
“API Partner Holdings” means Alabama Investments (Parallel), LP, a Delaware limited partnership.
“API Partner Holdings LPA” means the Amended and Restated Limited Partnership Agreement of API Partner Holdings, dated as of the Effective Date.
“Block Exchange” has the meaning set forth in Section 2.1(b).
“Block Exchange Notice” has the meaning set forth in Section 2.1(b).
“Business Day” means any day except Saturday, Sunday or any other day on which commercial banks located in New York City, New York are authorized or required to be closed for business.
“Buyer” has the meaning set forth in the preamble of this Agreement.
“Cash Exchange Payment” means, with respect to the portion (if any) of any Exchange for which the consideration is in the form of cash, an amount of cash equal to the excess of (i) the product of (a) the number of Exchanged Securities comprising such portion multiplied by (b) the Exchange Rate multiplied by (c) the closing price per share of the Class A Shares on the day before the pricing of the primary offering effected pursuant to Section 2.1(d) in relation to such Exchange over (ii) the product of (a) the number of Exchanged Securities comprising such portion multiplied by (b) the Exchange Rate multiplied by (c) the per share underwriting discounts or commissions actually incurred in connection with such primary offering but only to the extent they do not exceed standard underwriting discounts and commissions.
“Cash Redemption Exchange” shall mean the surrender by a TPG OG Limited Partner of (i) Common Units to TPG OG Partnership in exchange for the delivery by TPG OG Partnership of the Cash Exchange Payment and (ii) the corresponding Class B Shares (or API Class B Share Issuance Rights in respect of a corresponding number of Class B Shares) to PubCo in exchange for no consideration.
“Change of Control” has the meaning set forth in the Tax Receivable Agreement.
“Class A Share” means a share of voting or non-voting “Class A Common Stock” as defined in the PubCo Charter.
“Class B Share” means a share of “Class B Common Stock” as defined in the PubCo Charter.
“Code” means the Internal Revenue Code of 1986.
“Common Unit” means one “Common Unit” as defined in, and issued under, the A&R TPG OG Partnership Agreement.
“Cutback” has the meaning set forth in Section 2.5(b).
“Direct Exchange” has the meaning set forth in Section 2.1(f).
“Effective Date” has the meaning set forth in the preamble of this Agreement.
“Exchange” means (i) a Redemption Exchange (including one for which an election has been made to make a Stock Exchange Payment), (ii) a Direct Exchange or (iii) a Block Exchange; provided that any Exchange must involve (x) an equal number of Common Units and Class B Shares (or API Class B Share Issuance Rights with respect to an equal number of Class B Shares) and (y) Common Units at least equal to the Minimum Exchange Amount. The terms “Exchanged” and “Exchanging” shall have correlative meanings.
“Exchange Act” means the Securities Exchange Act of 1934.
“Exchange Date” means the date of an Exchange.

“Exchange Notice” has the meaning set forth in Section 2.1(c).
“Exchange Payment” means, with respect to an Exchange, the Cash Exchange Payment or the Stock Exchange Payment, as applicable.
“Exchange Rate” means, at any time, the number of Class A Shares for which an Exchanged Security would be exchanged at such time in accordance with this Agreement. On the Effective Date, the Exchange Rate shall be 1-for-1, which Exchange Rate shall be subject to modification only as provided in Section 2.8.
“Exchanged Securities” means, with respect to an Exchange, collectively, (a) the Common Units being exchanged, and (b) the corresponding Class B Shares, if any (or API Class B Share Issuance Rights with respect to an equal number of Class B Shares), being cancelled for no consideration. For the avoidance of doubt, (i) one Common Unit and (ii) one Class B Share (or API Class B Share Issuance Right with respect to a Class B Share) so being exchanged and cancelled, respectively, shall collectively be an “Exchanged Security.”
“Governmental Authority” means any nation or government, any foreign or domestic federal, state, county, municipal or other political instrumentality or subdivision thereof and any foreign or domestic entity or body exercising executive, legislative, judicial, regulatory, administrative or taxing functions of or pertaining to government, including any court and any Self-Regulatory Organization.
“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976.
“Indirect Feeder” has the meaning set forth in Section 2.12.
“Indirect TPG OG Limited Partner” means, subject to the following sentence, each Person that is party hereto and is, as of the date of determination, (i) TPG Partner Holdings or any subsidiary thereof, (ii) a direct limited partner in TPG Partner Holdings, (iii) a direct member in TPG New Holdings, or (iv) a direct limited partner in one of the TPG Feeder Partnerships, which in turn is a direct limited partner in TPG OG Partnership pursuant to the terms of the A&R TPG OG Partnership Agreement. Notwithstanding the foregoing, none of PubCo, TPG OG GP, Buyer, nor any other direct or indirect subsidiary of PubCo shall be an “Indirect TPG OG Limited Partner” for purposes of this Agreement.
“Information Statement” means a written information statement of the type contemplated by Rule 14c-2 of the Exchange Act containing the information specified in Schedule 14C under the Exchange Act relating to the PubCo Stockholder Consent.
“Insider Trading Policy” means any insider trading policy of PubCo applicable to directors, executive officers and other applicable employees, as such insider trading policy may be adopted, amended, supplemented or restated from time to time, in accordance with the PubCo Charter and the Bylaws of PubCo (as applicable).
“Intermediate Entity” has the meaning set forth in Section 2.12.
“Investor Rights Agreement” means the Amended and Restated Investor Rights Agreement, dated as of the Effective Date, by and among PubCo, the Investors party thereto and the other parties named therein.
“Law” means all U.S. and non-U.S. federal, state, provincial or local laws, statutes, ordinances, orders, administrative interpretation or rules of common law, codes, regulations, directives, rules, other civil and other codes and any other requirements which have the similar effect of any Governmental Authority.
“Legacy Principal” shall mean any of the three Members of TPG GP A LLC on the date of the execution of the Original Agreement, together, with respect to each of them, with the individual controlling such Member, all members of such individual’s Immediate Family (as defined in the Investor Rights Agreement) and all of his Estate Planning Entities (as defined in the Investor Rights Agreement), in each case, that hold Common Units.
“Minimum Exchange Amount” means, with respect to a TPG OG Limited Partner (including, for the avoidance of doubt, an Indirect TPG OG Limited Partner in connection with an Exchange on its, his or her behalf hereunder), a number of Common Units equal to the lesser of (x) 1,000 Common Units and (y) all of the Common Units then held by such TPG OG Limited Partner.

“National Securities Exchange” means a securities exchange that has registered with the SEC under Section 6 of the Exchange Act.
“Permitted Transferee” has the meaning set forth in Section 3.1.
“Person” means an individual, corporation, partnership, joint venture, limited liability company, governmental authority, unincorporated organization, trust, association or other entity.
“Plan” means a 10b5-1 Plan, that (a) is adopted or amended by a party hereto (or holder of TPG Partner Units in TPG Partner Holdings or API Partner Holdings) when such Person was not in possession of material nonpublic information about PubCo and its subsidiaries and, in the case such Person is restricted from trading in PubCo securities outside of specified periods pursuant to the Insider Trading Policy (any such period, whether established pursuant to any standing schedule or otherwise pursuant to the Insider Trading Policy, a “Trading Window”), during a Trading Window; and (b) permits the party adopting such 10b5-1 Plan no discretion regarding executing a Plan Exchange with respect to Exchanged Securities subject to such 10b5-1 Plan and the disposition of Class A Shares issued in settlement of such Plan Exchange while such 10b5-1 Plan is in effect (which shall in each case be controlled by the administrator of such plan).
“Plan Exchange” means an Exchange administered pursuant to a Plan subject to the terms and conditions specified with respect to “Plan Exchanges” in Section 2.2 of this Agreement.
“Pre-Exchange Redemption” has the meaning set forth in Section 2.12.
“Pre-Exchange Redemption Notice” has the meaning set forth in Section 2.12.
“Principal Holder” means (i) any director or executive officer of PubCo or (ii) any Active Partner (as defined in the TPG Partner Holdings LPA, API Partner Holdings LPA or the applicable limited partnership agreement of any other TPG Feeder Partnership).
“PubCo” has the meaning set forth in the preamble.
“PubCo Charter” means the Amended and Restated Certificate of Incorporation of PubCo, as the same may be amended, restated, modified, supplemented or replaced from time to time.
“PubCo Stockholder Consent” means the written consent of the requisite PubCo stockholders sufficient to approve, as required by Nasdaq Rule 5635(a), the issuance of a number of Class A Shares (for which Common Units may be exchangeable in an Exchange) in excess of 19.99% of the aggregate total number of Class A Shares and Class B Shares outstanding immediately prior to the API Common Unit Issuance.
“Quarter” means, unless the context requires otherwise, a fiscal quarter of PubCo.
“Quarterly Exchange Date” means, for each Quarter, unless such Quarterly Exchange Date is delayed pursuant to Section 2.3(d) or Section 2.3(e), the Trading Day that is the latest to occur of: (a) the second Business Day after the date on which PubCo makes a public news release of its quarterly earnings for the prior Quarter; (b) the first day of such Quarter on which directors and executive officers of PubCo are permitted to trade under the Insider Trading Policy; and (c) such other date within such Quarter as Buyer shall determine in its reasonable discretion (in each case, it being the intention of Buyer that each Quarterly Exchange Date shall be a date during a Trading Window).
“Redemption Exchange” means a Cash Redemption Exchange, a Stock Redemption Exchange or a Plan Exchange.
“Securities Act” means the Securities Act of 1933.
“Self-Regulatory Organization” means the Financial Industry Regulatory Authority, each national securities exchange in the United States, each non-U.S. securities exchange, and each other commission, board, agency or body, whether U.S. or foreign, that is charged with the supervision or regulation of brokers, dealers, commodity pool operators, commodity trading advisors, futures commission merchants, securities underwriting or trading, stock exchanges, commodities exchanges, insurance companies or agents, investment companies or investment advisers.

“Stock Exchange Payment” means, with respect to the portion (if any) of any Exchange for which the consideration is in the form of Class A Shares, a number of Class A Shares equal to the product of (i) the number of Exchanged Securities so exchanged multiplied by (ii) the Exchange Rate; provided, that, for certain TPG OG Limited Partners (identified on the signature pages to the Original Agreement), such Class A Shares shall be non-voting Class A Shares.
“Stock Redemption Exchange” means an Exchange (other than a Direct Exchange) for which the consideration is in the form of Class A Shares.
“Subsidiary” of any Person means any entity (a) of which 50% or more of the outstanding share capital, voting securities or other voting equity interests are owned, directly or indirectly, by such Person, (b) of which such Person is entitled to elect, directly or indirectly, at least 50% of the board of directors (or managers) or similar governing body of such entity or (c) if such entity is a limited partnership or limited liability company, of which such Person or one of its Subsidiaries is a general partner or managing member or has the power to direct the policies, management or affairs.
“Tax Receivable Agreement” means that certain Amended and Restated Tax Receivable Agreement, dated as of the Effective Date, by and among PubCo, TPG OG Partnership, Buyer, and each other party thereto.
“TPG Feeder Partnership” means each of TPG PEP Feeder, L.P. and the API Feeder Partnerships.
“TPG New Holdings” means TPG New Holdings, LLC, a Delaware limited liability company.
“TPG OG GP” means TPG OpCo Holdings II-A, LLC, a Delaware limited liability company and general partner of TPG OG Partnership, and any reference to TPG OG GP shall be deemed to include any successor general partner of TPG OG Partnership designated in accordance with the A&R TPG OG Partnership Agreement.
“TPG OG Limited Partner” means, subject to the following sentence, each Person that is, as of the date of determination, a direct limited partner of TPG OG Partnership pursuant to the terms of the A&R TPG OG Partnership Agreement. Notwithstanding the foregoing, none of PubCo, TPG OG GP, Buyer, nor any other direct or indirect subsidiary of PubCo shall be a “TPG OG Limited Partner” for purposes of this Agreement.
“TPG OG Partnership” has the meaning set forth in the preamble of this Agreement.
“TPG Partner Entity” means (i) TPG Partner Holdings, L.P., a Delaware limited partnership and any successor thereto; (ii) TPG New Holdings and any successor thereto; (iii) TPG Group Holdings (SBS), L.P., a Delaware limited partnership and any successor thereto and (iv) any entity held by any direct or indirect partner of the foregoing.
“TPG Partner Holdings” means TPG Partner Holdings, L.P., a Delaware limited partnership.
“TPG Partner Holdings LPA” means the Seventh Amended and Restated Limited Partnership Agreement of TPG Partner Holdings.
“TPG Partner Unit” means one “TPG Partner Unit” in TPG Partner Holdings or API Partner Holdings, as defined in, and issued under, the TPG Partner Holdings LPA or API Partner Holdings LPA, as applicable.
“Trading Day” means a day on which the New York Stock Exchange or such other principal United States securities exchange on which the Class A Shares are listed, quoted or admitted to trading is open for the transaction of business (unless such trading shall have been suspended for the entire day).
“Transaction Agreement” means that certain Transaction Agreement, dated as of May 14, 2023, by and among TPG OG Partnership, PubCo, TPG GP A, LLC, API Partner Holdings, API Founder Holdings A, API Founder Holdings G, and the other parties named therein.
“Treasury Regulations” means the U.S. Treasury regulations promulgated under the Code.

Section 1.2.    Interpretation. In this Agreement and in the Exhibits to this Agreement, except to the extent that the context otherwise requires: (a) the headings are for convenience of reference only and shall not affect the interpretation of this Agreement; (b) defined terms include the plural as well as the singular and vice versa; (c) words importing gender include all genders; (d) a reference to any statute, rule, regulation or provision thereof shall be construed as a reference to the same as it may have been or may from time to time be amended, extended, supplemented, replaced, re-enacted or consolidated and to all statutory instruments or orders made under it (including any rules and regulations promulgated thereunder); (e) all references to any agreement are to such agreement and include any exhibits, annexes and schedules attached to such agreement, and all references to any section of such agreement include any successor to such section, in each case, as such agreement, exhibit, annex, schedule or section is amended, modified, supplemented or restated from time to time; (f) any reference to a “day” or a “Business Day” shall mean the whole of such day, being the period of 24 hours running from midnight to midnight; (g) references to Articles, Sections, subsections, clauses and Exhibits are references to Articles, Sections, subsections, clauses and Exhibits to, this Agreement; (h) the word “or” is not exclusive, and has the meaning represented by the phrase “and/or,” unless the context clearly prohibits that construction; (i) the words “including” and “include” and other words of similar import shall be deemed to be followed by the phrase “without limitation”; (j) the word “extent” in the phrase “to the extent” (or similar phrases) shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply “if”; (k) unless otherwise specified, references to any party to this Agreement or any other document or agreement shall include its successors and permitted assigns; (l) all references to “$” or “dollars” mean the lawful currency of the United States of America; (m) no rule of construction against the draftsperson shall be applied in connection with the interpretation or enforcement of this Agreement, as this Agreement is the product of negotiation between sophisticated parties advised by counsel; and (n) whenever this Agreement shall require a party to take an action, such requirement shall be deemed an undertaking by such party to cause it and its subsidiaries, and to use its reasonable efforts to cause its other affiliates, to take appropriate action in connection therewith.
ARTICLE 2

Exchange of Common Units
Section 2.1.    Non-Plan Exchange Procedures.
(a)    On the terms and subject to the provisions of this Agreement, and subject to the provisions of the A&R TPG OG Partnership Agreement, the Investor Rights Agreement and the PubCo Charter, each TPG OG Limited Partner shall be entitled to effect a Cash Redemption Exchange (unless Buyer elects to effect such proposed Exchange as a Stock Redemption Exchange or a Direct Exchange in accordance with the terms hereof).
(b)    Without limiting Section 2.1(a), on the terms and subject to the provisions of this Agreement, and subject to the provisions of the A&R TPG OG Partnership Agreement, the Investor Rights Agreement and the PubCo Charter, each TPG OG Limited Partner may effect a Block Exchange (unless Buyer elects to effect such proposed Block Exchange as a Stock Redemption Exchange or Direct Exchange in accordance with the procedures in Section 2.1(c)) on a date other than a Quarterly Exchange Date so long as the number of Common Units surrendered by such TPG OG Limited Partner (and any related persons (within the meaning of Code Sections 267(b) or 707(b)(i)) in such Redemption Exchange (and any other Exchange during any 30 calendar day-period) represent, in the aggregate, more than 2% (or such other percentage as may be specified by Treasury Regulations Section 1.7704-1(e)(2) or any successor provision) of total interests in partnership capital or profits in TPG OG Partnership (as determined by Buyer in its sole discretion and in a manner consistent with the requirements for a “block transfer” within the meaning of Treasury Regulations Section 1.7704-1(e)(2)). An Exchange consummated pursuant to this Section 2.1(b) is referred to in this Agreement as a “Block Exchange”. For the avoidance of doubt, a Block Exchange shall not be subject to the Exchange Notice and other requirements of Section 2.1(c), but instead the TPG OG Limited Partner shall exercise its right to effect a Block Exchange by delivering to the Buyer a written notice (the “Block Exchange Notice”) specifying the anticipated Exchange Date; provided, that, such notice may be contingent (including as to the timing and date of such Block Exchange) upon the consummation of a purchase by another Person of the Class A Shares (if any) deliverable in respect of the Common Units which are the subject of such Exchange (whether in a tender or exchange offer, an underwritten offering, or otherwise) or the effectiveness of a registration statement under the Securities Act; provided, further, that an Exchange Date may not be earlier than the fifth Business Day, or later than a date that is ninety (90) days, following the delivery of the Block Exchange Notice. In the event any contingency set out in such Block Exchange Notice remains unsatisfied on the ninetieth day after the delivery of the Block Exchange Notice, such Block Exchange Notice shall be deemed to have been withdrawn by the TPG OG Limited Partner. The exchanging TPG OG Limited Partner may amend the Block Exchange Notice at any time prior to the Exchange Date by delivery of a written notice of amendment to Buyer; provided, that, the Exchange Date may not be earlier than on the fifth Business Day following delivery of such notice of amendment to Buyer; provided, further, that such amendment notice may not change, as the case may be, the future date or the period for satisfaction of the contingency referred to in this Section 2.1(b) beyond ninety (90) days following the date of the initial Block Exchange Notice. A TPG OG Limited Partner may withdraw a Block Exchange Notice at any time prior to the Exchange Date by delivery of a written notice to Buyer, in which event such Exchange Notice shall be null and void.
(c)    At least ninety (90) days prior to each Quarterly Exchange Date, Buyer will provide notice thereof (which notice may be delivered in accordance with the last sentence of Section 3.3) to each TPG OG Limited Partner eligible to effect a Redemption Exchange on such Quarterly Exchange Date (and each Indirect TPG OG Limited Partner eligible, indirectly, to effect a Redemption Exchange on such Quarterly Exchange Date). A TPG OG Limited Partner may exercise the right to effect a Cash Redemption Exchange by providing to TPG OG Partnership and Buyer an irrevocable written notice of exchange at least sixty (60) days prior to the applicable Quarterly Exchange Date (an “Exchange Notice”), which Exchange Notice, for the avoidance of doubt, need not be provided during a Trading Window. An Exchange Notice shall be substantially in the form of Exhibit A to this Agreement (or such other reasonable and customary form prescribed from time to time by Buyer). If a direct or indirect owner of a TPG OG Limited Partner has requested from such TPG OG Limited Partner a distribution of Common Units to be Exchanged, such TPG OG Limited Partner shall be entitled to deliver the Exchange Notice on behalf of such owner. Following the receipt by TPG OG Partnership of an Exchange Notice, Buyer shall deliver to such TPG OG Limited Partner a written notice (the “Buyer Exchange Notice”), as promptly as practicable, which will set forth the portion (if any) of the Common Units covered by the Exchange Notice which will be exchanged for a Cash Exchange Payment and the portion (if any) which will be exchanged for a Stock Exchange Payment. Notwithstanding any other provision of this Agreement, TPG OG Partnership shall have the right to substitute the Cash Exchange Payment required to be made by TPG OG Partnership in a Cash Redemption Exchange with a Stock Exchange Payment (and to that extent such substitution occurs, such Redemption Exchange shall be treated as a Stock Redemption Exchange). With respect to any Quarterly Exchange Date, all Common Units proposed to be Exchanged by TPG OG Limited Partners on such Quarterly Exchange shall receive Cash Exchange Payments and Stock Exchange Payments in the same proportion (unless a holder consents to receive less Stock Exchange Payments and more Cash Exchange Payments than the other holders).
(d)    During the period beginning ten (10) days prior to the date of an Exchange (other than an Exchange for which only Stock Exchange Payments will be made) and ending on the date of an Exchange, PubCo will engage in a primary equity offering to raise funds to be used to satisfy any Cash Exchange Payments expected to be made in such Exchange; provided that (i) in the event that PubCo is unable to engage in such a primary equity offering, all the payments made in such Exchange will be made in the form of Stock Exchange Payments, (ii) if the amount of the aggregate Cash Exchange Payments for all proposed Cash Redemption Exchanges on such Exchange Date exceeds the net amount raised in such primary equity offering, the portion of such Exchange that is satisfied by way of Cash Exchange Payments shall be ratably reduced and PubCo shall issue a number of new Class A Shares to the exchanging TPG OG Limited Partners sufficient to satisfy such shortfall in the form of Stock Exchange Payments (and Buyer will receive from TPG OG Partnership an equal number of Common Units) and (iii) if the net amount raised in such primary equity offering exceeds the amount of the aggregate Cash Exchange Payments for all Cash Redemption Exchanges on the date of such Exchange, PubCo shall (through Buyer) contribute such excess proceeds to the capital of TPG OG Partnership. Except as otherwise provided in this Section 2.1, the determination whether to settle all or a portion of an Exchange in cash or Class A Shares need not be uniform and may be made selectively among TPG OG Limited Partners, whether or not such TPG OG Limited Partners are similarly situated.
(e)    Buyer may adopt reasonable procedures, guidelines, and practices consistent with the terms and conditions of this Agreement for communicating the Quarterly Exchange Date, the implementation of the Exchange provisions set forth in this Article II, including procedures for the giving of an Exchange Notice and for a Block Exchange. None of such procedures shall be adopted with a principal purpose of restricting or otherwise impairing in any material respect any TPG OG Limited Partner’s rights (or any Indirect TPG OG Limited Partner’s indirect rights) to consummate Exchanges. A TPG OG Limited Partner may not revoke an Exchange Notice delivered in accordance with Section 2.1(c) after the date that is sixty (60) days prior to the applicable Quarterly Exchange Date without the consent of Buyer, which consent may be provided or withheld, or made subject to such conditions, limitations or restrictions, as reasonably determined by the Buyer in good faith.
(f)    Notwithstanding anything to the contrary in this Section 2.1, Buyer may, in its sole and absolute discretion, elect to effect a Redemption Exchange (subject to the terms of this Article II) through a direct exchange of the Exchanged Securities by the TPG OG Limited Partner to Buyer for the Exchange Payment (a “Direct Exchange”). The Buyer may, in its sole and absolute discretion, elect for the consideration payable in a Direct Exchange to be comprised of a Cash Exchange Payment, a Stock Exchange Payment or any combination of the foregoing. Any election under this Section 2.1(f)

shall not relieve TPG OG Partnership of its obligations arising with respect to such applicable Exchange Notice, until the Direct Exchange subject to such election is consummated pursuant to this Section 2.1(f). Buyer may, at any time prior to an Exchange Date, deliver written notice (a “Direct Exchange Notice”) to the TPG OG Limited Partner setting forth its election to exercise its right to consummate a Direct Exchange if, and only if, such election does not prejudice the ability of the parties to consummate an Exchange or Direct Exchange on the Exchange Date, as determined by Buyer in good faith. A Direct Exchange Notice may be revoked by Buyer at any time if, and only if, any such revocation does not prejudice the ability of the parties to consummate an Exchange on the Exchange Date, as determined by Buyer in good faith. The right to consummate a Direct Exchange in all events shall be exercisable for all the Exchanged Securities that would otherwise have been subject to an Exchange. Except as otherwise provided in this Section 2.1(f), a Direct Exchange shall be consummated pursuant to the same timeframe and in the same manner as the relevant Exchange would have been consummated if Buyer had not delivered a Direct Exchange Notice. For the avoidance of doubt, whether or not all or any portion of an Exchange Payment in connection with a Direct Exchange will be in the form of a Stock Exchange Payment shall be determined by Buyer (on behalf of TPG OG Partnership), and Buyer shall effect such Direct Exchange in the form(s) of Exchange Payment(s) as is consistent with this Agreement and Buyer’s election (if any).
Section 2.2.    Plan Exchange Procedures.
(a)    On the terms and subject to the provisions of this Agreement, and subject to the provisions of the A&R TPG OG Partnership Agreement, the Investor Rights Agreement and the PubCo Charter, a Principal Holder shall be permitted to effect a Cash Redemption Exchange in accordance with Section 2.1(c) (unless Buyer elects to effect such proposed Exchange as a Stock Redemption Exchange or a Direct Exchange in accordance with the terms hereof) or Block Exchange (in accordance with Section 2.1(b)) with respect to Common Units subject to a Plan pursuant to and in accordance with the additional provisions set forth in this Section 2.2.
(b)    Notice of Intent to Adopt or Amend a Plan.
(i)    With respect to a Trading Window in which a Principal Holder intends to adopt or amend a Plan, such Principal Holder shall provide written notice of such intent and a good faith estimate of the maximum number of Common Units (or equivalent TPG Partner Units) subject to such Plan to TPG Partner Holdings (or API Partner Holdings, as applicable), TPG OG Partnership and Buyer, which notice of intent shall be delivered at least sixty (60) days prior to the opening of such Trading Window.
(ii)    A notice of intent delivered pursuant to this Section 2.2(b) shall permit, but not obligate, the applicable Principal Holder to adopt a Plan or the Principal Holder to Exchange (following a Partner Holdings Exchange (as defined in the TPG Partner Holdings LPA or applicable API Feeder Partnership LPA, as applicable)) Common Units included in such notice of intent in one or more Exchanges up to the amount of Common Units set forth in such notice of intent.
(iii)    A Principal Holder shall provide Buyer with a copy of the Plan promptly on or following the date such Principal Holder adopts the Plan. Neither a Principal Holder, nor TPG Partner Holdings (or API Partner Holdings, as applicable) on behalf of such Principal Holder, shall be permitted to settle an Exchange of Common Units pursuant to a Plan Exchange until after the expiration of the period beginning on the date a Plan is adopted or amended and ending fourteen (14) days following the end of the Trading Window in which the applicable Plan is adopted or amended. A notice of adoption or amendment of a Plan shall not obligate the applicable Principal Holder (or TPG Partner Holdings or API Partner Holdings on its behalf) to Exchange Common Units.
(c)    Exchange Notice.
(i)    In the event that the applicable Principal Holder (or TPG Partner Holdings or API Partner Holdings on its behalf) has satisfied the notice procedures in Section 2.2(b), the broker administering a Plan on behalf of the applicable Principal Holder through TPG Partner Holdings (or API Partner Holdings, as applicable) may exercise the right to Exchange Common Units set forth in Section 2.2(a) by providing an Exchange Notice in accordance with Section 2.1(c) or a Block Exchange Notice in accordance with Section 2.1(b). Any notice of exchange with respect to a Plan Exchange shall be irrevocable.
(ii)    To the extent permitted by applicable Law, PubCo shall take all reasonable and necessary action to cooperate with any Principal Holder (and TPG Partner Holdings or API Partner Holdings, as applicable) who shall have notified PubCo of its intention to adopt or amend a 10b5-1 Plan to implement such 10b5-1 Plan, including:

(i) cooperating directly with the broker or brokers who will administer such 10b5-1 Plan, (ii) promptly advising any broker or brokers identified in advance to the PubCo as administering such 10b5-1 Plan of (A) any record date established with respect to any dividend payable with respect to Class A Shares at least five (5) Business Days prior to such record date and (B) any change to the Exchange Rate at least one (1) Business Day prior to its effectiveness, and (iii) to the extent the Chief Compliance or Legal Officer of PubCo (or any designee thereof) is entitled under any applicable policy of PubCo to review and pre-approve the 10b5-1 Plan, such review consists of determining that the 10b5-1 Plan conforms to all requirements of Section 240.10b5-1(c)(1)(i) of the Code of Federal Regulations as then in effect and conforms to any other applicable legal requirements reasonably deemed appropriate by PubCo.
Section 2.3.    Exchange Payment.
(a)    Any Exchange shall be consummated on the applicable Exchange Date (to be effective immediately prior to the close of business on such Exchange Date).
(b)    On the Exchange Date, in the case of an Exchange that is not a Direct Exchange:
(i)    PubCo shall contribute (via one or more intermediary entities) to Buyer, and Buyer shall contribute to TPG OG Partnership, for delivery to the applicable TPG OG Limited Partner, (x) the Stock Exchange Payment with respect to any Exchanged Securities identified in the Buyer Exchange Notice as receiving the Stock Exchange Payment and (y) the Cash Exchange Payment with respect to any Exchanged Securities identified in the Buyer Exchange Notice as receiving a Cash Exchange Payment;
(ii)    the TPG OG Limited Partner shall transfer and surrender the Common Units being exchanged to TPG OG Partnership;
(iii)    TPG OG Partnership shall (A) cancel the redeemed Common Units that were a part of the Exchanged Securities held by the TPG OG Limited Partner, (B) transfer to the TPG OG Limited Partner the Cash Exchange Payment or the Stock Exchange Payment, as applicable and (C) issue to Buyer a number of Common Units equal to the number of such units cancelled pursuant to clause (A); and
(iv)    PubCo shall cancel (if not cancelled sooner) the Class B Shares (or API Class B Issuance Rights) corresponding to the Common Units being surrendered by the TPG OG Limited Partner.
(c)    On the applicable Exchange Date, in the case of a Direct Exchange:
(i)    PubCo shall contribute (through one or more intermediary entities) to Buyer, and Buyer shall deliver to the TPG OG Limited Partner, (x) the Stock Exchange Payment with respect to any Exchanged Securities identified in the Direct Exchange Notice as receiving the Stock Exchange Payment and (y) the Cash Exchange Payment with respect to any Exchanged Securities identified in the Direct Exchange Notice as receiving a Cash Exchange Payment;
(ii)    the TPG OG Limited Partner shall transfer to Buyer the Common Units being exchanged, and all such Units shall remain outstanding; and
(iii)    PubCo shall cancel (if not cancelled sooner) the Class B Shares (or API Class B Issuance Rights) corresponding to the Common Units being surrendered by the TPG OG Limited Partner;
(d)    Notwithstanding anything to the contrary contained in this Agreement, if, in connection with an Exchange by any Person a filing is required under the HSR Act, then the Exchange Date with respect to all of such Person’s Exchanged Securities shall be delayed until the earlier of such time as (i) the required filing under the HSR Act has been made and the waiting period applicable to such Exchange under the HSR Act shall have expired or been terminated and (ii) such filing is no longer required (such earlier time, the “HSR Termination”). Any such delayed Exchange shall be effected promptly after such HSR Termination. Each of the parties to this Agreement, including PubCo, agree to promptly take or cause to be taken all actions required to make such filing under the HSR Act, and such other filings, notices, consents or approvals that may be required by applicable Law to effect such Exchange, and the filing fees for such filings shall be paid by TPG OG Partnership.

(e)    Notwithstanding anything to the contrary, no TPG OG Limited Partner shall have the right to Exchange Common Units, and the TPG OG Partnership and Buyer shall be permitted to refuse to honor any request for exchange of Common Units (and shall be required to promptly inform any affected TPG OG Limited Partner or Indirect TPG OG Limited Partner of such refusal in writing), (i) with respect to any Common Units held directly or indirectly by an officer, director and employee of PubCo or any other person, at any time or during any period if PubCo reasonably determines, based on the advice of counsel (which may be inside counsel), that such person may have access, or be deemed to have access, to any material non-public information that may affect the trading price of Class A Shares or Class B Shares at such time or during such period (provided that such restriction shall not apply to any Plan Exchange where the sale of Class A Shares issued upon exchange will be made pursuant to a 10b5-1 Plan that was put in place by a Principal Holder when such Person was not in possession of material non-public information about PubCo and its subsidiaries); (ii) if such exchange would be prohibited under any applicable Law; or (iii) if such TPG OG Limited Partner has received a “Piggyback Notice” provided pursuant to Section 3.2(b) of the Investor Rights Agreement. In the event of a refusal to honor requests for Exchanges with respect to a Quarterly Exchange Date, any Exchange Notice previously delivered by any TPG OG Limited Partner in respect of such Quarterly Exchange Date shall be deemed to have lapsed, and any such Exchange Notice must be resubmitted in connection with the following Quarterly Exchange Date if such TPG OG Limited Partner wishes to exchange at such time.
With respect to any Exchange by any TPG OG Limited Partner who (or whose Indirect TPG OG Limited Partner is requesting such Exchange) at the time of such Exchange is, or within six months prior thereto was, a PubCo officer or director (as such terms are used in Section 16 of the Exchange Act and the rules promulgated thereunder), PubCo shall use all reasonable efforts to cause its Board of Directors (or a committee or sub-committee of two or more “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act) to approve in advance the disposition of any Exchanged Securities and the acquisition of any Class A Shares for the purpose of exempting such transactions from the provisions of Section 16(b) of the Exchange Act to the fullest extent permitted by Rule 16b-3 promulgated under Section 16 of the Exchange Act or any successor rule.
Section 2.4.    Taxes; Expenses. Except as otherwise provided in this Agreement, TPG OG Partnership, Buyer and PubCo on the one hand, and each TPG OG Limited Partner, on the other hand, shall bear their own expenses in connection with the consummation of any Exchange with respect to such TPG OG Limited Partner, whether or not any such Exchange is ultimately consummated, except that TPG OG Partnership shall bear any transfer taxes, stamp taxes or duties, or other similar taxes in connection with, or arising by reason of, any such Exchange; provided, however, that if any Class A Shares are to be delivered in a name other than that of the TPG OG Limited Partner (or applicable Indirect TPG OG Limited Partner) that requested the Exchange, then such TPG OG Limited Partner or the person in whose name such shares are to be delivered (other than the applicable Indirect TPG OG Limited Partner) shall pay to TPG OG Partnership the amount of any transfer taxes, stamp taxes or duties, or other similar taxes in connection with, or arising by reason of, such Exchange or shall establish to the reasonable satisfaction of TPG OG Partnership that such tax has been paid or is not payable. Notwithstanding any other provision of this Agreement, the provisions of Section 2.4 of the Original Agreement shall continue to apply with respect to any transactions effected pursuant to the Original Agreement.
Section 2.5.    Limitations on Exchanges.
(a)    Prior to the expiration of twenty (20) days following the mailing of the definitive Information Statement, (i) no API Feeder Partnership shall have the right to Exchange, and (ii) the TPG OG Partnership and Buyer shall be permitted to refuse to honor any request by any API Feeder Partnership to Exchange, and shall be required to promptly inform any affected API Feeder Partnership of such refusal in writing, such number of Common Units that, if exchanged for Class A Shares pursuant to an Exchange (individually or aggregated with all prior related Exchanges by the applicable API Feeder Partnership), would exceed 19.99% of the aggregate total number of Class A Shares and Class B Shares outstanding immediately prior to the API Common Unit Issuance.
(b)    If, with respect to any Exchange Date, the number of Common Units for which Exchange Notices have been received from API Feeder Partnerships exceeds the maximum number of Common Units that may be Exchanged by API Feeder Partnerships pursuant to Section 2.5(a) (an “API Cutback”), then such API Cutback shall apply pro rata among all applicable holders based on the number of Common Units requested to be Exchanged thereunder.
(c)    Buyer may impose additional limitations and restrictions on Exchanges (including limiting Exchanges or creating priority procedures for Exchanges) to the extent it reasonably determines in good faith that such limitations and restrictions are reasonably necessary to avoid: (i) contravention of applicable Law; (ii) contravention of the Insider Trading Policy and any other bona fide written policies related to unlawful or inappropriate trading generally applicable to its directors, board observers, officers or other personnel; or (iii) TPG OG Partnership being classified as a “publicly traded partnership” within the meaning of Section 7704 of the Code. For purposes of Section 7704 of the Code, TPG OG Partnership and TPG OG GP shall assume that Buyer is treated as a single partner within the meaning of Treasury Regulations Section 1.7704-1(h) (determined taking into account the rules of Treasury Regulations Section 1.7704-1(h)(3)), unless otherwise required by applicable Law. Notwithstanding the foregoing, none of PubCo or Buyer shall enter into any agreement if a principal purpose of such agreement is to restrict or otherwise impair in any material respect the TPG OG Limited Partners’ rights to consummate Exchanges.
(d)    If, with respect to any Exchange Date, the number of Common Units for which Exchange Notices have been received exceeds the maximum number of Common Units that may be Exchanged pursuant to Section 2.5(c) (a “Cutback”), then such Cutback shall apply pro rata among all applicable holders based on the number of Common Units requested to be Exchanged thereunder.
Section 2.6.    Class A Shares to be Issued.
(a)    PubCo and TPG OG Partnership covenant that all Class A Shares issued upon an Exchange will be validly issued, fully paid and non-assessable, and shall be transferred free and clear of any liens, other than restrictions provided in the PubCo Charter or pursuant to the Securities Act or any applicable state securities Laws. PubCo shall at all times keep available, solely for the purpose of issuance upon an Exchange, out of its authorized but unissued Class A Shares, such number of Class A Shares that shall be issuable upon the Exchange of all outstanding Common Units. Nothing contained in this Agreement shall be construed to preclude PubCo from satisfying its obligations with respect to an Exchange by delivery of Class A Shares that are held in treasury of PubCo.
(b)    PubCo and TPG OG Partnership covenant and agree that, if a registration statement under the Securities Act is effective and available for Class A Shares to be delivered with respect to any Exchange, Class A Shares that have been registered under the Securities Act shall be delivered in respect of such Exchange. If any Exchange in accordance with this Agreement is to be effected at a time when any required registration has not become effective or otherwise is unavailable, upon the request and with the reasonable cooperation of the exchanging TPG OG Limited Partners requesting such Exchange, PubCo and TPG OG Partnership shall use reasonable best efforts to promptly facilitate such Exchange pursuant to any reasonably available exemption from such registration requirements. PubCo shall use reasonable best efforts to list the Class A Shares required to be delivered upon Exchange prior to such delivery upon each National Securities Exchange or inter-dealer quotation system upon which the outstanding Class A Shares may be listed or traded at the time of such delivery.
(c)    Class A Shares issued upon an Exchange may contain such legends regarding restrictions under the Securities Act or any applicable state securities Laws as PubCo in good faith determines (based on advice of counsel) to be necessary or advisable in order to ensure compliance with such Laws.
Section 2.7.    Tax Matters.
(a)    In connection with any Exchange, the TPG OG Limited Partner shall, to the extent it is legally entitled to deliver such form, deliver to Buyer or PubCo (as applicable) a certificate, dated on the applicable Exchange Date, in a form reasonably acceptable to Buyer or PubCo (as applicable), certifying as to such TPG OG Limited Partner’s taxpayer identification number and that such TPG OG Limited Partner is a not a foreign person for purposes of Section 1445 and Section 1446(f) of the Code (which certificate may be an Internal Revenue Service Form W-9 if then sufficient for such purposes under applicable Law) (such certificate a “Non-Foreign Person Certificate”). If a TPG OG Limited Partner is unable to provide a Non-Foreign Person Certificate in connection with an Exchange, then such TPG OG Limited Partner shall (if permitted by Law) provide a certificate substantially in the form described in Treasury Regulations Section 1.1446(f)-2(c)(2)(ii)(B) (it being understood that TPG OG Partnership, the Buyer and any other applicable withholding agent shall retain the discretion to determine the amount realized). TPG OG Partnership, the Buyer and other applicable withholding agent shall be permitted to withhold 10% (or such other percentage as may then be specified by Section 1446(f) of the Code, any Treasury Regulations promulgated thereunder or any successor provisions) of the amount realized by such TPG OG Limited Partner in respect of such Exchange as provided in Section 1446(f) of the Code and any Treasury Regulations promulgated thereunder (including Proposed Treasury Regulations). Without limiting the foregoing, TPG OG Partnership shall reasonably cooperate upon the reasonable request to provide such certifications or other information that TPG OG Partnership is legally permitted to provide to the extent necessary to reduce or eliminate any withholding with respect to an Exchange (including the certificate described in Treasury Regulations Section 1.1445-11T(d)(2)) to the extent TPG OG GP or TPG OG Partnership can do so without unreasonable effort or expense. Each TPG OG Limited Partner shall indemnify and hold harmless TPG OG Partnership, the Buyer and their respective Affiliates for, from and against any withholding taxes arising from such specific TPG OG Limited Partner’s Exchange and amount owed to TPG OG Partnership that is attributable to such specific TPG OG Limited Partner’s Common Units that are exchanged pursuant to this Agreement. Notwithstanding any other provision of this Agreement, if the amount payable to a TPG OG Limited Partner under this Agreement would be in the form of Class A Shares, TPG OG Partnership, the Buyer and any other withholding agent may require the TPG OG Limited Partner to fund any applicable withholding (as determined by TPG OG Partnership, the Buyer or other withholding agent, as the case may be) in cash.
(b)    For U.S. federal (and applicable state and local) income tax purposes, each of the TPG OG Limited Partner, TPG OG Partnership, Buyer and PubCo agree to treat each Exchange (and, for the avoidance of doubt, each Direct Exchange) as a taxable sale under Section 1001 of the Code by the TPG OG Limited Partner of Exchanged Securities to Buyer for (i) the payment by Buyer of the Exchange Payment, and (ii) corresponding payments under the Tax Receivable Agreement, and no party shall take a contrary position on any income tax return, amendment thereof, or communication with a taxing authority. Within thirty (30) days following the Exchange Date, Buyer shall deliver a notification to TPG OG Partnership in accordance with Treasury Regulations Section 1.743-1(k)(2).
(c)    To the extent this Agreement imposes an obligation upon TPG OG Partnership or defines rights of the TPG OG Limited Partners with respect to TPG OG Partnership, this Agreement shall be treated as part of the A&R TPG OG Partnership Agreement as described in Section 761(c) of the Code and Treasury Regulations Sections 1.704-1(b)(2)(ii)(h) and 1.761-1(c).
(d)    Each TPG OG Limited Partner shall provide PubCo with information reasonably requested by PubCo as to the amount of PubCo stock held directly or constructively under any Law identified by PubCo.
(e)    If TPG Partner Holdings consents, any holder of an interest in a TPG Partner Entity or API Feeder Partnership (or other entity the sole assets of which are Common Units, including a TPG Feeder Partnership) may exchange interests in such TPG Partner Entity or API Feeder Partnership (or such other entity) in a manner that is economically equivalent to an Exchange of Common Units under this Agreement.
(f)    PubCo acknowledges and agrees that, subject to the restrictions of this Agreement and the Investor Rights Agreement, upon request by a Legacy Principal, such Legacy Principal shall be permitted to transfer an entity that is an S corporation the sole material assets of which are Common Units to PubCo (including via merger), as part of a tax free reorganization within the meaning of section 368 of the Code in which no gain is recognized for US federal income tax purposes, in a manner that is economically equivalent to an Exchange of Common Units under this Agreement, provided, that (i) neither PubCo nor any Subsidiary of PubCo shall be required to engage in any restructuring in order to permit qualification of such transaction as a reorganization under Section 368(a) of the Code, (ii) no Transfer under this Section 2.7(f) shall be permitted until 2024, (iii) PubCo shall be given at least sixty (60) Business Days’ notice prior to any transfer proposed under this Section 2.7(f) and (iv) in connection with such transfer, the Legacy Principal shall provide customary representations, warranties, covenants and indemnities to PubCo substantially similar to such terms provided in connection with the transfer to PubCo of certain corporations pursuant to the Strategic Investor Transfer Agreements between certain former holders of Common Units, PubCo and the other parties thereto.
(g)    Notwithstanding any other provision of this Agreement, the provisions of Section 2.7 of the Original Agreement shall continue to apply with respect to any transactions effected pursuant to the Original Agreement.
Section 2.8.    Splits, Distributions and Reclassifications. The Exchange Rate shall be adjusted accordingly as reasonably determined in good faith by Buyer if there is: (a) any subdivision (by any unit split, unit distribution, reclassification, reorganization, recapitalization or otherwise) or combination (by reverse unit split, reclassification, reorganization, recapitalization or otherwise) of the Common Units that is not accompanied by an identical subdivision or combination of the Class A Shares; or (b) any subdivision (by any stock split, stock distribution or dividend, reclassification, reorganization, recapitalization or otherwise) or combination (by reverse stock split, reclassification, reorganization, recapitalization or otherwise) of the Class A Shares that is not accompanied by an identical subdivision or combination of the Common Units. If there is any reclassification, reorganization, recapitalization or other similar transaction in which the Class A Shares are converted or changed into another security, securities or other property, then upon any Exchange, a TPG OG Limited Partner shall be entitled to receive the amount of such security, securities or other property that such TPG OG Limited Partner would have received if such Exchange had occurred immediately prior to the effective date of such reclassification, reorganization, recapitalization or other similar transaction, taking into account any adjustment as a result of any subdivision (by any split, distribution or dividend, reclassification, reorganization, recapitalization or otherwise) or combination (by reverse split, reclassification, recapitalization or otherwise) of such security, securities or other property that occurs after the effective time of such reclassification, reorganization, recapitalization or other similar transaction. This Section 2.8 is intended to preserve the intended economic effect of this Article II and to put each TPG OG Limited Partner in the same economic position, to the greatest extent possible, with respect to Exchanges (including Direct Exchanges) as if such reclassification, reorganization, recapitalization or other similar transaction had not occurred and shall be interpreted in a manner consistent with such intent.
Section 2.9.    Representations and Warranties. In connection with any Exchange, upon the acceptance of the Class A Shares or an amount of cash equal to the Cash Exchange Payment (as applicable), the exchanging TPG OG Limited Partner shall represent and warrant that: (i) such TPG OG Limited Partner is the record and beneficial owner of the number of Exchanged Securities the TPG OG Limited Partner is electing to Exchange, (ii) such TPG OG Limited Partner has the authority to exchange the Exchanged Securities the TPG OG Limited Partner is electing to Exchange and (iii) such Exchanged Securities are not subject to any liens or restrictions on transfer (other than restrictions imposed by this Agreement, the PubCo Charter and applicable Law, including pursuant to the Securities Act or any applicable foreign or state securities Law). In connection with any Block Exchange, Buyer shall also be entitled to obtain reasonable and customary representations and warranties from the TPG OG Limited Partner in order to ensure compliance with Treasury Regulations Section 1.7704-1(e)(2).
Section 2.10.    Participation in PubCo Transactions. Each TPG OG Limited Partner acknowledges and agrees that, upon written notice from Buyer, such TPG OG Limited Partner shall participate (with respect to any or all of such TPG OG Limited Partner’s Common Units, as determined by Buyer) in any Exchange proposed by Buyer in furtherance of a transaction that is approved by the Board of Directors of PubCo (including a Change of Control transaction, whether structured as a merger or otherwise); provided that (i) all similarly situated TPG OG Limited Partners are treated in a similar manner (provided that Buyer may modify such similar treatment to accommodate legal, regulatory or tax issues impacting a specific TPG OG Limited Partner), (ii) if such Exchange would adversely impact the amount payable under the Tax Receivable Agreement, the TPG OG Limited Partner will be afforded a reasonable opportunity to effect an Exchange that does not adversely impact the amount payable under the Tax Receivable Agreement and to obtain full liquidity with respect to any Class A Shares received in such Exchange and (iii) except in the case of a Change of Control, this Section 2.10 shall not apply unless PubCo and its Subsidiaries collectively own, directly or indirectly, at least 90% of the Common Units and the Exchange is structured to allow each TPG OG Limited Partner that is a U.S. person (as defined in Section 7701(a)(30) of the Code) not to recognize gain for U.S. federal income tax purposes in such Exchange, other than pursuant to Section 351(c).
Section 2.11.    Delegation by PubCo and Buyer. PubCo or Buyer may, in their sole discretion, delegate any or all responsibilities under this Agreement, including exercises of discretion, to one or more committees of the Board of Directors of PubCo, including the Executive Committee or a designated “Exchange Committee”, in each case, as may be determined by the Board of Directors of PubCo from time to time.
Section 2.12.    Indirect TPG OG Limited Partners.
(a)    To the extent that an Indirect TPG OG Limited Partner is eligible, pursuant to the terms of the applicable partnership agreement or operating agreement of a TPG Partner Entity or a TPG Feeder Partnership in which such Indirect TPG OG Limited Partner directly holds units (an “Indirect Feeder”), to effect a redemption of such units in exchange for Common Units in order to participate in an Exchange (a “Pre-Exchange Redemption”), such Indirect TPG OG Limited Partner, on the terms and subject to the provisions of this Agreement, and subject to the provisions of the A&R TPG OG Partnership Agreement, the applicable partnership agreement or operating agreement of the applicable Indirect Feeder, the Investor Rights Agreement and the PubCo Charter, shall be entitled (following such Pre-Exchange Redemption) to effect a Cash Redemption Exchange (unless Buyer elects to effect such proposed Exchange as a Stock Redemption Exchange or a Direct Exchange in accordance with the terms hereof). Any such Exchange shall be effected only in accordance with the terms set forth in this Article 2. In order to effect an Exchange that is not a Block Exchange, such Indirect TPG OG Limited Partner shall deliver an irrevocable written request in a form substantially similar to Exhibit A or such other form prescribed from time to time by Buyer and that satisfies the requirements set forth in Section 2.2(c) with respect to an Exchange Notice (a “Pre-Exchange Redemption Notice”), on behalf of itself and each TPG Partner Entity or TPG Feeder Partnership with respect to which such Indirect TPG OG Limited Partner directly or indirectly owns an interest in the Common Units subject to such Exchange (an “Intermediate Entity”), to (i) each Intermediate Entity, (ii) TPG OG Partnership and (iii) Buyer. For the avoidance of doubt, any Pre-Exchange Redemption Notice that satisfies the requirements of this Section 2.12 shall be treated as an Exchange Notice on behalf of the applicable TPG OG Limited Partner through which such Indirect TPG OG Limited Partner indirectly owns its interest in the applicable Common Units subject to such Exchange. In order to effect an Exchange that is a Block Exchange, such Indirect TPG OG Limited Partner shall deliver a Block Exchange Notice on behalf of the applicable TPG OG Limited Partner that satisfies the requirements set forth in Section 2.1(b).
(b)    To the extent an Indirect TPG OG Limited Partner provides a Pre-Exchange Redemption Notice in accordance with Section 2.12(a) (or a Block Exchange Notice in accordance with Section 2.12(a) and Section 2.1(b)) and such contemplated Exchange is not subject to the limitations set forth in Section 2.5, subject to the provisions of the A&R TPG OG Partnership Agreement and the partnership agreement or operating agreements of each Intermediate Entity, each Intermediate Entity agrees to take all actions reasonably necessary to effect a Pre-Exchange Redemption prior to the Exchange Date.
(c)    Each Indirect TPG OG Limited Partner shall automatically become a TPG OG Limited Partner (entitled to the rights and subject to the obligations of a TPG OG Limited Partner hereunder) upon receipt by such Indirect TPG OG Limited Partner of Common Units in TPG OG Partnership as a result of a Pre-Exchange Redemption in accordance with Section 2.12.
ARTICLE 3

General Provisions
Section 3.1.    Additional TPG OG Limited Partners. If a TPG OG Limited Partner validly transfers any or all of such holder’s Common Units to another Person in a transaction in accordance with, and not in contravention of, the A&R TPG OG Partnership Agreement, this Agreement and any other applicable agreement or agreements with PubCo or any of its Subsidiaries to which a transferring TPG OG Limited Partner may be party, then such transferee (each, a “Permitted Transferee”) shall have the right to execute and deliver a joinder to this Agreement, substantially in the form of Exhibit C to this Agreement, whereupon such Permitted Transferee shall become a TPG OG Limited Partner under this Agreement. If TPG OG Partnership issues Common Units in the future in accordance with, and not in contravention of, the A&R TPG OG Partnership Agreement, TPG OG Partnership shall be entitled, in its sole discretion, to make any holder of such Common Units a TPG OG Limited Partner under this Agreement through such holder’s execution and delivery of a joinder to this Agreement, substantially in the form of Exhibit C to this Agreement. Without limiting the foregoing, PubCo, Buyer or TPG OG Partnership shall be permitted to enter into a joinder to this Agreement with one or more other Persons, pursuant to which such other Person will agree to abide by the terms and conditions of this Agreement (with such modifications as the PubCo, Buyer or TPG OG Partnership may agree to and with no need for amendment or consent from any other Person) and upon execution of such joinder, such Person will become a party with all rights and obligations under this Agreement (with such modifications as provided for in such joinder agreement).
Section 3.2.    Amendment.
(a)    The provisions of this Agreement may be amended by the written consent of TPG OG Partnership, Buyer and PubCo.
(b)    Notwithstanding Section 3.2(a), no modification, amendment or restatement of any provision of this Agreement that, by its terms (and not, for the avoidance of doubt, based upon the characteristics or other attributes of any party), materially and adversely affects the rights or obligations under this Agreement of any direct or indirect holder of a class or series of Equity Securities (as such term is defined in the A&R TPG OG Partnership Agreement) of TPG OG Partnership, in its capacity as such, without similarly affecting the rights or obligations under this Agreement of all holders of such class or series of Equity Securities of TPG OG Partnership, shall be effective against such holder unless approved in writing by such holder.
Section 3.3.    Addresses and Notices.
(a)    All notices, demands and other communications to be given or delivered under this Agreement shall be in writing and shall be deemed to have been given (a) when personally delivered (or, if delivery is refused, upon presentment) or received by email (with confirmation of transmission) prior to 5:00 p.m. eastern time on a Business Day and, if otherwise, on the next Business Day, (b) one Business Day following sending by reputable overnight express courier (charges prepaid) or (c) three (3) days following mailing by certified or registered mail, postage prepaid and return receipt requested to the respective parties at the following addresses (or at such other address for a party as shall be as specified in a notice given in accordance with this Section 3.3):

(b)    If to PubCo, to:
TPG Inc.
301 Commerce Street, Suite 3300
Fort Worth, TX 76102
Attention: Office of General Counsel
E-mail: officeofgeneralcounsel@tpg.com
(c)    If to Buyer, to:
c/o TPG Inc.
301 Commerce Street, Suite 3300
Fort Worth, TX 76102
Attention: Office of General Counsel
E-mail: officeofgeneralcounsel@tpg.com
(d)    If to TPG OG Partnership to:
c/o TPG Inc.
301 Commerce Street, Suite 3300
Fort Worth, TX 76102
Attention: Office of General Counsel
E-mail: officeofgeneralcounsel@tpg.com
(e)    If to any TPG OG Limited Partner, at the address set forth in the records of TPG OG Partnership.
(f)    If to any Indirect TPG OG Limited Partner, at the address set forth in the records of TPG Partner Holdings, TPG New Holdings or the relevant TPG Feeder Partnership, as applicable.
Notwithstanding the foregoing, any waiver of a Quarterly Exchange Date and other recurring notices may be posted to PubCo’s website (or other online portal made available to the TPG OG Limited Partners and Indirect TPG OG Limited Partners) as a manner to communicate to the TPG OG Limited Partners and Indirect TPG OG Limited Partners.
Section 3.4.    Further Action. The parties to this Agreement shall take, or cause to be taken, all appropriate action (including executing and delivering any documents, certificates, instruments and other papers that are necessary or appropriate for the consummation of the transactions contemplated by this Agreement), and do, or cause to be done, and assist and cooperate with the other parties to this Agreement in doing, all things necessary to achieve the purposes of this Agreement, in each case, as may be reasonably requested by PubCo, Buyer, TPG OG Partnership or a TPG OG Limited Partner party to this Agreement.
Section 3.5.    Successors and Assigns. Subject to Section 3.1, this Agreement shall be binding upon and shall inure to the benefit of the parties to this Agreement, their respective permitted assigns, heirs and personal representatives, and any estate, trust, partnership or limited liability company or other similar entity of which any such Person is a trustee, partner, member or similar party which is or becomes a party to this Agreement.
Section 3.6.    Governing Law; Waiver of Jury Trial; Jurisdiction.
(a)    The laws of the State of Delaware shall govern (a) all proceedings, claims or matters related to or arising from this Agreement (including any tort or non-contractual claims) and (b) any questions concerning the construction, interpretation, validity and enforceability of this Agreement, and the performance of the obligations imposed by this Agreement, in each case without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.
(b)    Any dispute, controversy or claim arising out of, relating to or in connection with this Agreement, including, without limitation, any dispute regarding the validity or termination of this Agreement, or the performance or breach hereof, shall be finally settled by arbitration administered by the American Arbitration Association (“AAA”), in accordance with its Commercial Arbitration Rules in effect at the time of the arbitration. The place of arbitration shall be

Fort Worth, Texas and the proceedings shall be conducted in the English language. The arbitration shall be conducted by three arbitrators. Each arbitrator shall be a person with significant experience in the financial services industry or representing persons in the financial services industry. Each of the parties to such arbitration shall nominate one arbitrator within fifteen (15) days after delivery of a request for arbitration in writing by any of the parties. In the event that any of the parties to the arbitration fail to nominate an arbitrator as and within such time period provided in the preceding sentence, upon request of either of such parties, such arbitrator shall instead be appointed by the AAA within fifteen (15) days of receiving such request. The two arbitrators appointed in accordance with the above provisions shall nominate the third arbitrator within fifteen (15) days of their appointment. If the first two appointed arbitrators fail to nominate a third arbitrator, then, upon request of the parties to the arbitration, the third arbitrator shall be appointed by the AAA within thirty (30) days of receiving such request. The third arbitrator shall serve as Chairman of the arbitral tribunal. The arbitrators shall endeavor to render a final award within ninety (90) days of submission of a request for arbitration. Failure to adhere to this time limit shall not be a basis for challenging the award. The award rendered by the arbitrators shall be final and binding on the parties thereto and judgment on such award may be entered in any court of competent jurisdiction. All costs and expenses incurred by the parties in connection with any arbitration hereunder shall be borne by the party against whom the arbitrators’ award is rendered, and such party shall promptly reimburse the party in whose favor the arbitrators’ award is rendered for any of such costs and expenses incurred by such party.
(c)    By agreeing to arbitration, the parties do not intend to deprive any court with jurisdiction of its ability to issue a preliminary injunction, attachment or other form of provisional remedy in aid of the arbitration, and a request for such provisional remedies by a party to a court shall not be deemed a waiver of this agreement to arbitrate. In addition to the authority conferred upon the arbitrators by the rules specified above, the arbitrators shall also have the authority to grant provisional remedies, including injunctive relief.
(d)    Except as may be required by applicable Law or court order, the parties agree to maintain confidentiality as to all aspects of any arbitration arising out of, relating to or in connection with this Agreement, including any such arbitration’s existence and results, except that nothing herein shall prevent a party from disclosing information regarding such arbitration for purposes of enforcing the award or this arbitration clause, or in any court proceeding requesting the issuance of provisional remedies. The parties further agree to obtain the arbitrators’ agreement to preserve the confidentiality of the arbitration.
(e)    Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 3.3 shall be deemed effective service of process on such party.
Section 3.7.    Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable Law, but if any provision of this Agreement or the application of any such provision to any Person or circumstance shall be held to be prohibited by or invalid, illegal or unenforceable under applicable Law in any respect by a court of competent jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity, illegality or unenforceability, without invalidating the remainder of such provision or the remaining provisions of this Agreement. Furthermore, in lieu of such illegal, invalid or unenforceable provision, there shall be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible.
Section 3.8.    Entire Agreement. This Agreement, the Investor Rights Agreement, the PubCo Charter and the A&R TPG OG Partnership Agreement (and with respect to each Indirect TPG OG Limited Partner, the TPG Partner Holdings LPA, each API Feeder Partnership LPA, the limited partnership agreements of the TPG Feeder Partnerships or the operating agreement of TPG New Holdings, as applicable) contain the entire agreement and understanding among the parties to this Agreement with respect to the subject matter of this Agreement and, thereof and supersede all prior and contemporaneous agreements, understandings and discussions, whether written or oral, relating to such subject matter in any way. There are no restrictions, promises, representations, warranties, covenants or undertakings, other than those expressly set forth or referred to in this Agreement. The parties to this Agreement and their respective counsel have reviewed and negotiated this Agreement as the joint agreement and understanding of the parties to this Agreement, and the language used in this Agreement shall be deemed to be the language chosen by the parties to this Agreement to express their mutual intent, and no rule of strict construction shall be applied against any Person.
Section 3.9.    Waiver. No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute waiver of any such breach of any other covenant, duty, agreement or condition.

Section 3.10.    Counterparts. This Agreement may be executed and delivered in any number of counterparts, including by facsimile or electronic transmission (including PDF or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g. www.docusign.com), each of which shall be an original and all of which together shall constitute a single instrument.
Section 3.11.    Independent Nature of TPG OG Limited Partners’ Rights and Obligations. The obligations of each TPG OG Limited Partner under this Agreement are several and not joint with the obligations of any other TPG OG Limited Partner, and no TPG OG Limited Partner shall be responsible in any way for the performance of the obligations of any other TPG OG Limited Partner under this Agreement. The decision of each TPG OG Limited Partner to enter into this Agreement has been made by such TPG OG Limited Partner independently of any other TPG OG Limited Partner. Nothing contained in this Agreement, and no action taken by any TPG OG Limited Partner pursuant this Agreement, shall be deemed to constitute the TPG OG Limited Partners as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the TPG OG Limited Partners are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement, and PubCo, Buyer and the TPG OG Limited Partners acknowledge that the TPG OG Limited Partners are not acting in concert or as a group, and none of PubCo or Buyer shall assert any such claim, with respect to such obligations or the transactions contemplated by this Agreement.
[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned have caused the Original Agreement to be amended and restated by this Agreement, which is duly executed and delivered and binding upon all of the parties hereto as of the date first set forth above.

TPG INC.
By:
Name:
Title:
[Signature Page to Exchange Agreement]

TPG OPERATING GROUP I, L.P.
By:	TPG Holdings I-A, LLC, its general partner

By:
Name:
Title:

TPG OPERATING GROUP II, L.P.
By:	TPG Holdings II-A, LLC

By:
Name:
Title:

TPG OPERATING GROUP III, LP
By:	TPG Holdings III-A, L.P., its general partner

By:	TPG Holdings III-A, Inc., its general partner

By:
Name:
Title:
[Signature Page to Exchange Agreement]

TPG OPCO HOLDINGS, L.P.
By:	TPG LPCo-1, its general partner

By:
Name:
Title:
[Signature Page to Exchange Agreement]

EXHIBIT A

[FORM OF]
NOTICE OF EXCHANGE
TPG Operating Group II, L.P.
[●]
Attention:
Fax:
Electronic Mail:
Reference is hereby made to the Amended and Restated Exchange Agreement, dated as of [●] (the “Exchange Agreement”), by and among TPG Inc., a Delaware corporation, TPG OpCo Holdings, L.P., a Delaware limited partnership, TPG Operating Group I, L.P., a Delaware limited partnership, TPG Operating Group II, L.P., a Delaware limited partnership, TPG Operating Group III, L.P., a Delaware limited partnership, each TPG OG Limited Partner (as defined therein) from time to time party to the Exchange Agreement, and each Indirect TPG OG Limited Partner (as defined therein) from time to time party to the Exchange Agreement, as amended from time to time. Capitalized terms used but not defined in this Notice of Exchange shall have the meanings given to them in the Exchange Agreement.
The undersigned TPG OG Limited Partner desires to exchange the number of Common Units set forth below in the form of an Exchange to be issued in its name as set forth below.
Legal Name of TPG OG Limited Partner:
Address:
Number of Common Units to be exchanged:
Exchange Date:
[The undersigned hereby delivers this Notice of Exchange subject to, and agrees to be bound by, any additional terms and conditions set forth on Annex [ ] attached hereto.]1
The undersigned hereby irrevocably constitutes and appoints any duly appointed officer of TPG OG Partnership or its general partner as the attorney of the undersigned, with full power of substitution and re-substitution in the premises, to do any and all things and to take any and all actions that may be necessary to exchange the Common Units subject to this Notice of Exchange on the books of TPG OG Partnership for Class A Shares on the books of PubCo and/or cash (as applicable) in accordance with the terms of the Exchange Agreement, including the power and authority to execute, verify, swear to, acknowledge, deliver, record and file any and all instruments, documents and certificates that such officer deems necessary, appropriate, advisable or convenient to effectuate the transfers to effect such Exchange.
* * * *
1 If transfers are effected pursuant to power of attorney, Annex to include customary representations and warranties and tax withholding indemnification to be made by all exchanging partners with respect to an exchange.

Exhibit A-1

IN WITNESS WHEREOF, the undersigned has caused this Notice of Exchange to be executed and delivered as of the date first set forth above.

[●]

By:
Name:
Title:

Exhibit A-2

EXHIBIT B

[FORM OF]
JOINDER AGREEMENT
This Joinder Agreement (“Joinder Agreement”) is a joinder to the Amended and Restated Exchange Agreement, dated as of [●], 2023 (the “Agreement”), by and among TPG Inc., a Delaware corporation, TPG OpCo Holdings, L.P., a Delaware limited partnership, TPG Operating Group I, L.P., a Delaware limited partnership, TPG Operating Group II, L.P., a Delaware limited partnership, TPG Operating Group III, L.P., a Delaware limited partnership, each TPG OG Limited Partner (as defined therein) from time to time party to the Agreement, and each Indirect TPG OG Limited Partner (as defined therein) from time to time party to the Agreement, as amended from time to time. Capitalized terms used but not defined in this Joinder Agreement shall have the meanings given to them in the Agreement. This Joinder Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to its conflict-of-law principles that would cause the application of the laws of another jurisdiction. If there is a conflict between this Joinder Agreement and the Agreement, the terms of this Joinder Agreement shall control.
The undersigned hereby joins and enters into the Agreement having acquired Common Units in TPG OG Partnership. By signing and returning this Joinder Agreement to PubCo, Buyer and TPG OG Partnership, the undersigned accepts and agrees to be bound by and subject to all of the terms and conditions of and agreements of a TPG OG Limited Partner contained in the Agreement, with all attendant rights, duties and obligations of a TPG OG Limited Partner thereunder. The parties to the Agreement shall treat the execution and delivery hereof by the undersigned as the execution and delivery of the Agreement by the undersigned and, upon receipt of this Joinder Agreement by PubCo and by TPG OG Partnership, the signature of the undersigned set forth below shall constitute a counterpart signature to the signature page of the Agreement.
[Remainder of Page Intentionally Left Blank.]

Exhibit B-1

IN WITNESS WHEREOF, the undersigned has caused this Joinder Agreement to be executed and delivered as of the date first set forth above.

[●]

By:
Name:
Title:

Address for Notices:

Attention:

Exhibit B-2

ANNEX D

A&R Tax Receivable Agreement

AMENDED AND RESTATED
TAX RECEIVABLE AGREEMENT
between
TPG INC.,
TPG OPCO HOLDINGS, L.P.,
TPG OPERATING GROUP II, L.P.,
and
THE PERSONS NAMED HEREIN
Dated as of [●], 2023

i

AMENDED AND RESTATED TAX RECEIVABLE AGREEMENT
This AMENDED AND RESTATED TAX RECEIVABLE AGREEMENT (this “Agreement”), is dated as of [●], 2023, and is hereby entered into by and among TPG Inc., a Delaware corporation (including any successor corporation, “PubCorp”), TPG OpCo Holdings, L.P., a Delaware limited partnership (“Buyer”), TPG Operating Group II, L.P., a Delaware limited partnership (the “Partnership”), and each of the undersigned parties, and each of the other persons from time to time that become a party hereto (each, excluding PubCorp, Buyer and the Partnership, a “TRA Party” and together the “TRA Parties”).
RECITALS
WHEREAS, the TRA Parties directly or indirectly hold Common Units (as defined below);
WHEREAS, the Common Units held by the TRA Parties may be exchanged for cash, Class A Shares, or non-voting Class A shares in accordance with and subject to the provisions of the Partnership Agreement (as defined below) and the Exchange Agreement (as defined below) in an Exchange (as defined below);
WHEREAS, in connection with the IPO, certain TRA Parties transferred a portion of their Common Units to the Corporate Taxpayer (as defined below) in exchange for cash (each an “IPO Exchange”);
WHEREAS, as a result of an Exchange, the Corporate Taxpayer will be entitled to benefit from the Basis Adjustments (as defined below) relating to such Common Units acquired in the Exchange;
WHEREAS, the income, gain, loss, expense and other Tax items of the Corporate Taxpayer may be affected by the (i) Basis Adjustments and (ii) Imputed Interest (as defined below) (collectively, the “Tax Attributes”); and
WHEREAS, the parties to this Agreement entered into the Tax Receivable Agreement, dated as of January 12, 2022 (the “Original Agreement”) to provide for certain payments and make certain arrangements with respect to the effect of the Tax Attributes on the liability for Taxes of the Corporate Taxpayer;
WHEREAS, effective as of [●], 2023, all of the outstanding interests in TPG Operating Group I, L.P., a Delaware limited partnership (“TPG OG I”) and all of the outstanding interests in TPG Operating Group III, L.P., a Delaware limited partnership (“TPG OG III) were (directly or indirectly) contributed to the Partnership (the “TOG Restructuring”); and
WHEREAS, the parties now desire to amend and restate the Original Agreement as hereinafter set forth to reflect the TOG Restructuring.
NOW, THEREFORE, in consideration of the foregoing and the respective covenants and agreements set forth herein, and intending to be legally bound hereby, the parties hereto agree as follows:
ARTICLE 1
Definitions
Section 1.01.    Definitions. As used in this Agreement, the terms set forth in this Article 1 shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined).
“Actual Tax Liability” means, with respect to any Taxable Year, the sum of (i) the sum of (A) the liability for U.S. federal income Taxes (including under Section 6225 or any similar provision of the Code) of the Corporate Taxpayer and (B) without duplication, the portion of any liability for U.S. federal income Taxes imposed directly on the Partnership (and its applicable subsidiaries) under Section 6225 or any similar provision of the Code that is allocable to the Corporate Taxpayer, in each case using the same methods, elections, conventions and similar practices used on the relevant IRS Form 1120 (or any successor form) and (ii) the product of the amount of the U.S. federal taxable income for such Taxable Year reported on the Corporate Taxpayer’s IRS Form 1120 (or any successor form), excluding deductions of (and other impacts of) state and local income taxes and franchise taxes, and the Assumed State and Local Tax Rate.
“Affiliate” means, with respect to any Person, any other Person that directly or indirectly, through one or more intermediaries, Controls, is Controlled by, or is under common Control with, such first Person.

“Agreed Rate” means a per annum rate of SOFR plus 100 basis points.
“Agreement” has the meaning set forth in the Preamble to this Agreement.
“Alabama Closing Date” means [●].
New API II Partners” means, as of any date, any Active Partner or Former Partner (each as defined in the New API II Partner Holdings LPA).
“Amended Schedule” has the meaning set forth in Section 2.03(b) of this Agreement.
New API II Partner Holdings LPA” means the Amended and Restated Limited Partnership Agreement of [Alabama Partner Investments II, L.P.], dated as of [●], 2023.
“Applicable Buyer” has the meaning set forth in Section 3.01 of this Agreement.
“Assumed State and Local Tax Rate” means the tax rate equal to the sum of the products of (x) the Partnership’s income tax apportionment rate(s) for each state and local jurisdiction in which the Partnership files income or franchise tax returns for the relevant Taxable Year and (y) the highest corporate income and franchise tax rate(s) for each such state and local jurisdiction in which the Partnership files income tax returns for each relevant Taxable Year.
“Attributable” means the portion of any Tax Attribute of the Corporate Taxpayer that is “Attributable” to any Exchanging Holder, as the case may be, determined under the following principles:
(i)    the Basis Adjustments shall be determined separately with respect to each Exchanging Holder and are Attributable to each Exchanging Holder in an amount equal to the total Basis Adjustment relating to all Common Units of the Exchanging Holder acquired in the Exchange; and
(ii)    any deduction to a Corporate Taxpayer with respect to a Taxable Year in respect of Imputed Interest is Attributable to the Person that is required to include the Imputed Interest in income (without regard to whether such Person is actually subject to Tax thereon).
“Basis Adjustment” means the adjustment to the Tax basis of a Reference Asset under Sections 732, 734(b), 707(a), 737 or 1012 of the Code (in situations where, as a result of one or more Exchanges, the Partnership become an entity that is disregarded as separate from its owner for U.S. federal income Tax purposes) or under Sections 734(b), 743(b) and/or 754 of the Code (in situations where, following an Exchange, the Partnership remains in existence as an entity treated as a partnership for U.S. federal income Tax purposes) and, in each case, analogous sections of U.S. state and local Tax laws, as a result of an Exchange and the payments made pursuant to this Agreement in respect of such Exchange. The amount of any Basis Adjustment resulting from an Exchange of one or more Common Units shall be determined without regard to any Pre-Exchange Transfer of such Common Units and as if any such Pre-Exchange Transfer had not occurred. The amount of any Basis Adjustment shall be determined using the Market Value at the time of the Exchange.
“Basis Schedule” has the meaning set forth in Section 2.01 of this Agreement.
“Beneficial Owner” means, with respect to any security, a Person who directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares: (i) voting power, which includes the power to vote, or to direct the voting of, such security; and/or (ii) investment power, which includes the power to dispose of, or to direct the disposition of, such security. The terms “Beneficially Own” and “Beneficial Ownership” shall have correlative meanings.
“Board” means the Board of Directors of PubCorp.
“Business Day” means each day that is not a Saturday, Sunday or other day on which banking institutions in New York, New York are authorized or required by law to close.
“Change of Control” means the occurrence of any of the following events:
(i)    any Person or any group of Persons acting together that would constitute a “group” for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended or any successor provisions thereto (excluding (a) a corporation or other entity owned, directly or indirectly, by the stockholders of the Corporate Taxpayer in substantially the same proportions as their ownership of stock of the Corporate Taxpayer, (b) Permitted Investors or (c) a Person or group of Persons in which one or more Affiliates of Permitted Investors, directly or indirectly, hold Beneficial Ownership of securities representing more than 50% of the total voting power in such Person or held by such group (including GP Co)) is or becomes the Beneficial Owner, directly or indirectly, of securities of the Corporate Taxpayer representing more than 50% of the combined voting power of the Corporate Taxpayer’s then outstanding voting securities; or
(ii)    the following individuals cease for any reason to constitute a majority of the number of directors of the Corporate Taxpayer then serving: (a) on or before the Sunset, individuals who, on the IPO Date, constitute the Board and any new director elected by the Corporate Taxpayer’s stockholders and (b) following the Sunset, individuals who, as of the Sunset, constitute the Board and any new director whose appointment or election by the Board or nomination for election by the Corporate Taxpayer’s stockholders was approved or recommended by a vote of at least a majority of the directors then still in office who either were directors on the IPO Date or whose appointment, election or nomination for election was previously so approved or recommended by the directors referred to in this subclause (b); or
(iii)    there is consummated a merger or consolidation of the Corporate Taxpayer with any other corporation or other entity, and, immediately after the consummation of such merger or consolidation, either (x) the Board immediately prior to the merger or consolidation does not constitute at least a majority of the board of directors of the company surviving the merger or, if the surviving company is a Subsidiary, the ultimate parent thereof, or (y) the voting securities of the Corporate Taxpayer (including Common Units exchangeable to any voting securities of the Corporate Taxpayer pursuant to the Exchange Agreement on an as-exchanged basis) immediately prior to such merger or consolidation do not continue to represent or are not converted into more than 50% of the combined voting power of the then outstanding voting securities of the Person resulting from such merger or consolidation or, if the surviving company is a Subsidiary, the ultimate parent thereof; or
(iv)    the stockholders of the Corporate Taxpayer approve a plan of complete liquidation or dissolution of the Corporate Taxpayer or there is consummated an agreement or series of related agreements for the sale, lease or other disposition, directly or indirectly, by the Corporate Taxpayer of all or substantially all of the Corporate Taxpayer’s assets, other than such sale or other disposition by the Corporate Taxpayer of all or substantially all of the Corporate Taxpayer’s assets to an entity at least 50% of the combined voting power of the voting securities of which are owned by stockholders of the Corporate Taxpayer in substantially the same proportions as their ownership of the Corporate Taxpayer immediately prior to such sale.
Notwithstanding the foregoing, (A) the Sunset in and of itself shall not constitute a “Change of Control” and (B) except with respect to clause (ii) and clause (iii)(x) above, a “Change of Control” shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the holders of the shares of the Corporate Taxpayer (including Common Units exchangeable to any shares of the Corporate Taxpayer pursuant to the Exchange Agreement on an as-exchanged basis) immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in, and voting control over, and own substantially all of the shares of, an entity which owns, directly or indirectly, all or substantially all of the assets of the Corporate Taxpayer immediately following such transaction or series of transactions.
“Class A Shares” has the meaning set forth in the Recitals of this Agreement.
“Code” means the U.S. Internal Revenue Code of 1986, as amended.
“Common Unit” has the meaning set forth in the Exchange Agreement.
“Common Unit Holder” means a holder of Common Units other than Buyer.
“Control” means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.
“GP Co” means TPG GP A, LLC, a Delaware limited liability company.
“Corporate Taxpayer” means PubCorp, each of its (direct or indirect) wholly owned Subsidiaries (including any such Subsidiary that is treated for U.S. federal income tax purposes as a partnership or an entity disregarded from its owner) and any company that is a member of any consolidated Tax Return of which PubCorp (or any such subsidiary) is a member, where appropriate, with any such entity being referred to as a Corporate Taxpayer.
“Covered Person” has the meaning set forth in Section 7.14 of this Agreement.
“Cumulative Net Realized Tax Benefit” for a Taxable Year means the cumulative amount of Realized Tax Benefits for all Taxable Years of the Corporate Taxpayer, up to and including such Taxable Year, net of the cumulative amount of Realized Tax Detriment for the same period. The Realized Tax Benefit and Realized Tax Detriment for each Taxable Year shall be determined based on the most recent Tax Benefit Schedules or Amended Schedules, if any, in existence at the time of such calculation; provided, that, the computation of the Cumulative Net Realized Tax Benefit shall be adjusted to reflect any applicable Determination with respect to any Realized Tax Benefits and/or Realized Tax Detriments.
“Default Rate” means the Agreed Rate plus 400 basis points.
“Determination” shall have the meaning ascribed to such term in Section 1313(a) of the Code or similar provision of state, foreign or local Tax law, as applicable, or any other event (including the execution of IRS Form 870-AD) that finally and conclusively establishes the amount of any liability for Tax.
“Early Termination Date” means the date of an Early Termination Notice for purposes of determining the Early Termination Payment.
“Early Termination Effective Date” means the date on which an Early Termination Schedule becomes binding pursuant to Section 4.02.
“Early Termination Notice” has the meaning set forth in Section 4.02 of this Agreement.
“Early Termination Payment” has the meaning set forth in Section 4.03(b) of this Agreement.
“Early Termination Rate” means the lesser of (i) 6.5% per annum, compounded annually, and (ii) the Agreed Rate.
“Early Termination Schedule” has the meaning set forth in Section 4.02 of this Agreement.
“Exchange” means (i) an ”Exchange” as defined in the Original Agreement, (ii) an acquisition (or deemed acquisition for U.S. Tax purposes including under Section 707(a) of the Code) of Common Units by a Corporate Taxpayer from a TRA Party and (iii) an acquisition (or deemed acquisition for U.S. Tax purposes) of Common Units by the issuing Partnership from a TRA Party.
“Exchange Agreement” means the Amended and Restated Exchange Agreement, dated as of [●], 2023, between PubCorp, the Partnership, the Buyer, TPG OG I, TPG OG III, each “TPG OG Limited Partner” and each “Indirect TPG OG Limited Partner” (each as defined in the Exchange Agreement), as amended from time to time.
“Exchange Date” means the date of any Exchange.
“Exchanging Holder” mean, for any Exchange, the TRA Party from whom Common Units are acquired (or from whom Common Units are treated for U.S. federal income Tax purposes as acquired) in such Exchange.
“Expert” has the meaning set forth in Section 7.09 of this Agreement.
“Future TRAs” has the meaning set forth in Section 5.01 of this Agreement.
“Hypothetical Tax Liability” means, with respect to any Taxable Year, the sum of (i) the sum of (A) the liability for U.S. federal income Taxes of the Corporate Taxpayer (including under Section 6225 or any similar provision of the Code) and (B) without duplication, the portion of any liability for U.S. federal income Taxes imposed directly on the Partnership (and its applicable subsidiaries) under Section 6225 or any similar provision of the Code that is allocable to the Corporate Taxpayer, in each case using the same methods, elections, conventions and similar practices used on the relevant IRS Form 1120 (or any successor form) and (ii) the product of the U.S. federal taxable income for such taxable year reported on the Corporate Taxpayer’s IRS Form 1120 (or any successor form), excluding deductions of (and other impacts of) state and local income taxes and franchise taxes, and the Assumed State and Local Tax Rate, but, in the determination of the liability in clauses (i) and (ii), above, (a) using the Non-Stepped Up Tax Basis as reflected on the Basis Schedule including amendments thereto for the Taxable Year, and (b) excluding any deduction attributable to Imputed Interest attributable to any payment made under this Agreement for the Taxable Year. The Hypothetical Tax Liability shall be determined without taking into account the carryover or carryback of any Tax item (or portions thereof) that is attributable to a Tax Attribute as applicable. The basis of the Reference Assets in the aggregate for purposes of determining the Hypothetical Tax Liability can never be less than zero.
“Imputed Interest” in respect of a TRA Party shall mean any interest imputed under Sections 1272, 1274 or 483 or other provision of the Code and any similar provision of state and local Tax law with respect to the Corporate Taxpayer’s payment obligations in respect of such TRA Party under this Agreement.
“Interest Amount” has the meaning set forth in Section 3.01(b) of this Agreement.
“IPO” means the initial public offering of Class A Shares by PubCorp (including any greenshoe related to such initial public offering).
“IPO Date” means the initial closing date of the IPO.
“IRS” means the U.S. Internal Revenue Service.
“Market Value” shall mean the closing price of the Class A Shares on the applicable Exchange Date on the national securities exchange or interdealer quotation system on which such Class A Shares are then traded or listed, as reported by the Wall Street Journal; provided, that if the closing price is not reported by the Wall Street Journal for the applicable Exchange Date, then the Market Value shall mean the closing price of the Class A Shares on the Business Day immediately preceding such Exchange Date on the national securities exchange or interdealer quotation system on which such Class A Shares are then traded or listed, as reported by the Wall Street Journal; provided, further, that if the Class A Shares are not then listed on a national securities exchange or interdealer quotation system, “Market Value” shall mean the cash consideration paid for Class A Shares, or the fair market value of the other property delivered for Class A Shares, as determined by the Board in good faith. Notwithstanding anything to the contrary in the above sentence, to the extent property is exchanged for cash in a transaction, the Market Value shall be determined by reference to the amount of cash transferred in such transaction.
“Material Objection Notice” has the meaning set forth in Section 4.02 of this Agreement.
“Net Tax Benefit” has the meaning set forth in Section 3.01(b) of this Agreement.
“Non-Stepped Up Tax Basis” means, with respect to any Reference Asset at the time of an Exchange, the Tax basis that such asset would have had at such time if no Basis Adjustments had been made.
“Objection Notice” has the meaning set forth in Section 2.03(a) of this Agreement.
“TPG Partner Holdings LPA” means the 7th amended and restated limited partnership agreement of TPG Partner Holdings, L.P., dated on or about the date hereof.
“Partnership Agreement” means the Amended and Restated Limited Partnership Agreement of the Partnership, dated as of [●].
“Partnership” has the meaning set forth in the Preamble to this Agreement.
“Payment Date” means any date on which a payment is required to be made pursuant to this Agreement.
“Permitted Investors” means (a) each TPG Partner, (b) each New API II Partner, (c) each other Person that directly or indirectly owns (i) Common Units (as defined in the Original Agreement) on the IPO Date or (ii) Common Units issued on the Alabama Closing Date and (d) with respect to any Person referred to in (a), (b) or (c), any member of such Person’s immediate family or any estate planning entity of such Person (other than a charitable organization or foundation or any Person wholly owned and controlled, directly or indirectly, by such charitable organization or foundation).

“Person” means any individual, corporation, firm, partnership, joint venture, limited liability company, estate, trust, business association, organization, governmental entity or other entity.
“Pre-Exchange Transfer” means any transfer (including upon the death of a Common Unit Holder) or distribution in respect of one or more Common Units (i) that occurs prior to an Exchange of such Common Units and (ii) to which Section 734(b) or 743(b) of the Code applies.
“PubCorp” has the meaning set forth in the Preamble to this Agreement.
“Realized Tax Benefit” means, for a Taxable Year, the excess, if any, of the Hypothetical Tax Liability over the Actual Tax Liability. If all or a portion of the Actual Tax Liability for the Taxable Year arises as a result of an audit by a Taxing Authority of any Taxable Year, such liability shall not be included in determining the Realized Tax Benefit unless and until there has been a Determination.
“Realized Tax Detriment” means, for a Taxable Year, the excess, if any, of the Actual Tax Liability over the Hypothetical Tax Liability. If all or a portion of the Actual Tax Liability for the Taxable Year arises as a result of an audit by a Taxing Authority of any Taxable Year, such liability shall not be included in determining the Realized Tax Detriment unless and until there has been a Determination.
“Reconciliation Dispute” has the meaning set forth in Section 7.09 of this Agreement.
“Reconciliation Procedures” has the meaning set forth in Section 2.03(a) of this Agreement.
“Reference Asset” means an asset that is held by the Partnership, or by any of its direct or indirect Subsidiaries treated as a partnership or disregarded entity (but only if such indirect Subsidiaries are held only through Subsidiaries treated as partnerships or disregarded entities) for purposes of the applicable Tax, at the time of an Exchange or other any other relevant time. A Reference Asset also includes any asset that is “substituted basis property” under Section 7701(a)(42) of the Code with respect to a Reference Asset.
“Schedule” means any of the following: (i) a Basis Schedule; (ii) a Tax Benefit Schedule; or (iii) the Early Termination Schedule.
“Section 734(b) Exchange” means any Exchange that results in a Basis Adjustment under Section 734(b) of the Code.
“Senior Obligations” has the meaning set forth in Section 5.01 of this Agreement.
“SOFR” means for each month (or portion thereof), the forward looking term rate based on the secured overnight financing rate administered by the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate) for a one-month period, on the date two U.S. Government Securities Business Days prior to the first day of such month, as published by CME Group Benchmark Administration Limited (CBA) (or a successor administrator selected by the Corporate Taxpayer in its reasonable discretion); provided that if (i) adequate and reasonable means do not exist for ascertaining SOFR and such circumstances are unlikely to be temporary or (ii) the supervisor for the administrator of SOFR or a governmental authority having jurisdiction over the TRA Party Representative or the Corporate Taxpayer has made a public statement identifying a specific date after which SOFR shall no longer be used for determining interest rates for loans, then the Corporate Taxpayer and the TRA Party Representative shall endeavor to establish an alternate rate of interest to SOFR that gives due consideration to the then prevailing market convention for determining a comparable rate of interest in the United States at such time, and shall enter into an amendment to this Agreement to reflect such alternate rate of interest and such other related changes to this Agreement as may be applicable; provided, further, that if SOFR as so determined would be less than zero, SOFR shall be deemed to be zero.
“Subsidiaries” means, with respect to any Person, as of any date of determination, any other Person as to which such Person, owns, directly or indirectly, or otherwise controls more than 50% of the voting power or other similar interests or the sole general partner interest or managing member or similar interest of such Person.
“Sunset” has the meaning set forth in the Amended and Restated Certificate of Incorporation of PubCorp.
“Tax Attributes” has the meaning set forth in the Recitals of this Agreement.

“Tax Benefit Cap” has the meaning set forth in Section 3.01(a) of this Agreement.
“Tax Benefit Payment” has the meaning set forth in Section 3.01(b) of this Agreement.
“Tax Benefit Schedule” has the meaning set forth in Section 2.02(a) of this Agreement.
“Tax Return” means any return, declaration, report or similar statement filed or required to be filed with respect to Taxes (including any attached schedules), including, any information return, claim for refund, amended return and declaration of estimated Tax.
“Taxable Year” means a taxable year of the Corporate Taxpayer as defined in Section 441(b) of the Code or comparable section of state or local Tax law, as applicable (and, therefore, may include a period of less than twelve (12) months for which a Tax Return is made), ending on or after the IPO Date.
“Taxes” means any and all U.S. federal, state, and local taxes, assessments or similar charges that are based on or measured with respect to net income or profits, and any interest related to such Tax.
“Taxing Authority” means any domestic, federal, national, state, county or municipal or other local government, any subdivision, agency, commission or authority thereof, or any quasi-governmental body exercising any taxing authority or any other authority exercising Tax regulatory authority.
“TPG Partners” means, as of any date, any Active Partner or Former Partner (each as defined in the TPG Partner Holdings LPA).
“TRA Party” has the meaning set forth in the Preamble to this Agreement.
“TRA Party Representative” means, initially, GP Co or and thereafter, (i) on or before the Sunset, another Person designated by GP Co and (ii) after the Sunset, (A) unless and until a replacement is appointed pursuant to sub-clause (B), the TRA Parties that are Affiliates of David Bonderman or James (“Jim”) G. Coulter, acting unanimously, and (B) the TRA Party determined from time to time by a majority vote of the TRA Parties ratably in accordance with their right to receive Early Termination Payments hereunder if all TRA Parties had fully Exchanged their Common Units for Class A Shares or other consideration and the Corporate Taxpayer had exercised its right of early termination with respect to all Common Units on the date of the most recent Exchange.
“Treasury Regulations” means the final, temporary and proposed regulations under the Code promulgated from time to time (including corresponding provisions and succeeding provisions) as in effect for the relevant taxable period.
“U.S. Government Securities Business Day” means any day except for a Saturday, Sunday or a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in U.S. government securities.
“Valuation Assumptions” shall mean, as of an Early Termination Date, the assumptions that in each Taxable Year ending on or after such Early Termination Date,
(1) the Corporate Taxpayer will have taxable income sufficient to fully utilize the Tax items arising from the Tax Attributes (other than any items addressed in clause (3) below) during such Taxable Year or future Taxable Years (including, Basis Adjustments and Imputed Interest that would result from future payments made under this Agreement that would be paid in accordance with the Valuation Assumptions) in which such deductions would become available,
(2) the U.S. federal, state and local income Tax rates that will be in effect for each such Taxable Year will be those specified for each such Taxable Year by the Code and other law as in effect on the Early Termination Date and the Assumed State and Local Tax Rate will be calculated based on such rates and the apportionment factor applicable in such Taxable Year,
(3) any loss or credit carryovers generated by deductions arising from Tax Attributes that are available as of such Early Termination Date will be utilized by the Corporate Taxpayer on a pro rata basis from the Early Termination Date through the scheduled expiration date thereof or, if there is no scheduled expiration date, the fifth anniversary of the generation of such loss or credit carryovers;

(4) any non-amortizable or non-depreciable assets will be disposed of on the fifteenth (15th) anniversary of the applicable Exchange (in the case of Basis Adjustments, except for such Basis Adjustments due to interests in portfolio companies, which will be disposed of on the fifth (5th) anniversary of the applicable Exchange) and any cash equivalents will be disposed of twelve (12) months following the Early Termination Date; provided, that in the event of a Change of Control, such non-amortizable or non-depreciable assets (including cash equivalents and working capital assets) shall be deemed disposed of at the time of sale (if applicable) of the relevant asset in the Change of Control (if earlier than such fifteenth (15th) anniversary);
(5) the Corporate Taxpayer is not subject to any alternative minimum tax; and
(6) if, at the Early Termination Date, there are Common Units that have not been Exchanged, then each such Common Unit shall be deemed Exchanged for the Market Value of the Class A Shares and the amount of cash that would be transferred if the Exchange occurred on the Early Termination Date.
Section 1.02.    Interpretation. In this Agreement and in the Exhibit to this Agreement, except to the extent that the context otherwise requires: (a) the headings are for convenience of reference only and shall not affect the interpretation of this Agreement; (b) defined terms include the plural as well as the singular and vice versa; (c) words importing gender include all genders; (d) a reference to any statute or statutory provision shall be construed as a reference to the same as it may have been or may from time to time be amended, extended, re-enacted or consolidated and to all statutory instruments or orders made under it; (e) any reference to a “day” or a “Business Day” shall mean the whole of such day, being the period of 24 hours running from midnight to midnight; (f) references to Articles, Sections, subsections, clauses and Exhibits are references to Articles, Sections, subsections, clauses and Exhibits to, this Agreement; (g) the word “or” is not exclusive, and has the meaning represented by the phrase “and/or,” unless the context clearly prohibits that construction; (i) the words “including” and “include” and other words of similar import shall be deemed to be followed by the phrase “without limitation”; (j) the word “extent” in the phrase “to the extent” (or similar phrases) shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply “if”; (k) unless otherwise specified, references to any party to this Agreement or any other document or agreement shall include its successors and permitted assigns; (l) all references to “$” or “dollars” mean the lawful currency of the United States of America; (m) no rule of construction against the draftsperson shall be applied in connection with the interpretation or enforcement of this Agreement, as this Agreement is the product of negotiation between sophisticated parties advised by counsel; and (n) whenever this Agreement shall require a party to take an action, such requirement shall be deemed an undertaking by such party to cause it and its subsidiaries, and to use its reasonable efforts to cause its other affiliates, to take appropriate action in connection therewith.
ARTICLE 2
Determination of Certain Realized Tax Benefit
Section 2.01.    Basis Schedule. Within one hundred and twenty (120) calendar days after the due date (including extensions) of IRS Form 1120 (or any successor form) of the Corporate Taxpayer for each relevant Taxable Year, the Corporate Taxpayer shall deliver to the TRA Party Representative a schedule (the “Basis Schedule”) that shows, in reasonable detail necessary to perform the calculations required by this Agreement, (i) the Basis Adjustment with respect to the Reference Assets in respect of each TRA Party as a result of the Exchanges effected in such Taxable Year or any prior Taxable Year by such TRA Party, if any, calculated in the aggregate, (ii) the Non-Stepped Up Tax Basis of the Reference Assets in respect of each TRA Party as of each applicable Exchange Date, if any, and (iii) the period (or periods) over which each Basis Adjustment in respect of each TRA Party is amortizable and/or depreciable. All costs and expenses incurred in connection with the provision and preparation of the Basis Schedules and Tax Benefit Schedules for the TRA Party Representative in compliance with this Agreement shall be borne by the Partnership.
Section 2.02.    Tax Benefit Schedule. (a) Tax Benefit Schedule. Within one hundred and twenty (120) calendar days after the due date (including extensions) of IRS Form 1120 (or any successor form) of the Corporate Taxpayer for any Taxable Year in which there is a Realized Tax Benefit or a Realized Tax Detriment Attributable to a TRA Party, the Corporate Taxpayer shall provide to the TRA Party Representative a schedule showing, in reasonable detail, the calculation of the Realized Tax Benefit and Tax Benefit Payment or the Realized Tax Detriment, as applicable, in respect of such TRA Party for such Taxable Year (a “Tax Benefit Schedule”). Each Tax Benefit Schedule will become final as provided in Section 2.03(a) and may be amended as provided in Section 2.03(b) (subject to the procedures set forth in Section 2.03(b)).

(b)    Applicable Principles. (i) General. Subject to Section 3.03, the Realized Tax Benefit (or the Realized Tax Detriment) for each Taxable Year is intended to measure the decrease (or increase) in the actual liability for Taxes of the Corporate Taxpayer for such Taxable Year attributable to the Tax Attributes, determined using a “with and without” methodology. Carryovers or carrybacks of any Tax item attributable to any of the Tax Attributes shall be considered to be subject to the rules of the Code and the Treasury Regulations or the appropriate provisions of U.S. state and local income and franchise Tax law, as applicable, governing the use, limitation and expiration of carryovers or carrybacks of the relevant type. If a carryover or carryback of any Tax item includes a portion that is attributable to any Tax Attribute and another portion that is not, such portions shall be considered to be used in accordance with the “with and without” methodology. The parties agree that (A) all Tax Benefit Payments (other than Imputed Interest thereon) attributable to the Basis Adjustments will be treated as subsequent upward purchase price adjustments with respect to the Common Units exchanged in the applicable Exchange that have the effect of creating additional Basis Adjustments to Reference Assets for the Corporate Taxpayer in the year of payment, (B) as a result, any additional Basis Adjustments will be incorporated into the calculation beginning in the year of payment and into future year calculations, as appropriate, and (C) the Actual Tax Liability will take into account the deduction of the portion of the Tax Benefit Payment that must be accounted for as Imputed Interest.
(ii)    Applicable Principles of Section 734(b) Exchanges. Notwithstanding any provisions to the contrary in this Agreement, the foregoing treatment set out in Section 2.02(b)(i) shall not be required to apply to payments hereunder to an Exchanging Holder in respect of a Section 734(b) Exchange by such Exchanging Holder. Payments made under this Agreement relating to a Section 734(b) Exchange shall not be treated as resulting in a Basis Adjustment to the extent such payments are treated as Imputed Interest. The parties intend that an Exchanging Holder that has made a Section 734(b) Exchange shall, with respect to the Basis Adjustment resulting from such Section 734(b) Exchange or any payments hereunder in respect of such Section 734(b) Exchange, be entitled to Tax Benefit Payments attributable to such Basis Adjustments (A) to the extent such Basis Adjustments are allocable to the Corporate Taxpayer following such Section 734(b) Exchange (without taking into account any concurrent or subsequent Exchanges) and (B) to the extent there is an increased portion of Basis Adjustments resulting from such Section 734(b) Exchange or any payments hereunder in respect of such Section 734(b) Exchange that becomes allocable to the Corporate Taxpayer as a result of subsequent Exchanges.
(iii)    Adjustments under Section 743(b). Any adjustments to tax basis occurring pursuant to Section 743(b) of the Code shall also refer to any new Section 743(b) adjustments with respect to the same Common Units that occur in tax-deferred transactions.
Section 2.03.    Procedures, Amendments. (a) Procedure. Every time the Corporate Taxpayer delivers to the TRA Party Representative an applicable Schedule under this Agreement, including any Amended Schedule, the Corporate Taxpayer shall also (x) deliver to the TRA Party Representative supporting schedules and work papers, as determined by the Corporate Taxpayer or as reasonably requested by the TRA Party Representative, providing reasonable detail regarding data and calculations that were relevant for purposes of preparing such Schedule and (y) allow the TRA Party Representative reasonable access at no cost to the appropriate representatives at the Corporate Taxpayer, as determined by the Corporate Taxpayer or as reasonably requested by the TRA Party Representative, in connection with a review of such Schedule. Without limiting the generality of the preceding sentence, the Corporate Taxpayer shall ensure that any Tax Benefit Schedule that is delivered to the TRA Party Representative, along with any supporting schedules and work papers, provides a reasonably detailed presentation of the calculation of the Actual Tax Liability and the Hypothetical Tax Liability and identifies any material assumptions or operating procedures or principles that were used for purposes of such calculations. An applicable Schedule or amendment thereto shall become final and binding on all parties thirty (30) calendar days from the date on which the TRA Party Representative is treated as having received the applicable Schedule or amendment thereto under Section 7.01 unless the TRA Party Representative (i) within thirty (30) calendar days from such date provides the Corporate Taxpayer with written notice of a material objection to such Schedule (“Objection Notice”) made in good faith or (ii) provides a written waiver of such right of any Objection Notice within the period described in clause Section 2.03 above, in which case such Schedule or amendment thereto becomes binding on the date the waiver is received by the Corporate Taxpayer. If the Corporate Taxpayer and the TRA Party Representative, for any reason, are unable to successfully resolve the issues raised in the Objection Notice within thirty (30) calendar days after receipt by the Corporate Taxpayer of an Objection Notice, the Corporate Taxpayer and the TRA Party Representative shall employ the reconciliation procedures as described in Section 7.09 of this Agreement (the “Reconciliation Procedures”). The TRA Party Representative will fairly represent the interests of each of the TRA Parties and shall use reasonable efforts to timely raise and pursue, in accordance with this Section 2.03(a), any reasonable objection to a Schedule or amendment thereto timely communicated in writing to the TRA Party Representative by a TRA Party.

(b)    Amended Schedule. The applicable Schedule for any Taxable Year may be amended from time to time by the Corporate Taxpayer (i) in connection with a Determination affecting such Schedule, (ii) to correct inaccuracies in the Schedule identified as a result of the receipt of additional factual information relating to a Taxable Year after the date the Schedule was provided to the TRA Party Representative, (iii) to comply with an Expert’s determination under the Reconciliation Procedures, (iv) to reflect a change in the Realized Tax Benefit, or the Realized Tax Detriment for such Taxable Year attributable to a carryback or carryforward of a loss or other Tax item to such Taxable Year, (v) to reflect a change in the Realized Tax Benefit or the Realized Tax Detriment for such Taxable Year attributable to an amended Tax Return filed for such Taxable Year or (vi) to adjust a Basis Schedule to take into account payments made pursuant to this Agreement (any such Schedule, an “Amended Schedule”). The Corporate Taxpayer shall provide an Amended Schedule to the TRA Party Representative when the Corporate Taxpayer delivers the Basis Schedule for the following taxable year.
(c)    Section 754 Elections. Unless the TRA Party Representative agrees in writing otherwise, the Corporate Taxpayer shall cause an election under Section 754 of the Code to be in effect for each taxable year that includes or ends after the IPO Date by (i) the Partnership, (ii) TPG OG I, (iii) TPG OG III, (iv) TPG Holdings II Sub, L.P., (v) any Subsidiary of the Partnership that (A) is treated as a partnership for U.S. federal income tax purposes and (B) is treated as a successor to (or continuation of) any entity described in clauses (i), (ii), (iii) or (iv) or this clause (v), (vi) any Subsidiary that is the general partner (or an entity serving a similar function) for an investment fund or other similar investment vehicle if (A) such Subsidiary is treated as a partnership for U.S. federal income Tax purposes and (B) the Partnership own more than 50% of the economic interests in such Subsidiary, and (v) any entity treated as a partnership for U.S. federal income Tax purposes through which any Corporate Taxpayer holds an interest in an entity described in clause (i), (ii), (iii), (iv), (v) or (vi). With respect to any other direct or indirect Subsidiary of a Corporate Taxpayer, the Corporate Taxpayer has sole discretion with respect to any election under Section 754 of the Code.
ARTICLE 3
Tax Benefit Payments
Section 3.01.    Payments. (a) Within ten (10) calendar days after a Tax Benefit Schedule delivered to the TRA Party Representative becomes final in accordance with Section 2.03(a) and Section 7.09, if applicable, the Applicable Buyer shall pay each of the relevant TRA Parties for such Taxable Year the Tax Benefit Payment determined pursuant to Section 3.01(b) that is Attributable to such relevant TRA Party. A separate Tax Benefit Payment shall be calculated and paid with respect to each Exchange effected by an Exchanging Holder except that the Corporate Taxpayer may elect to aggregate one or more Exchanges in a reasonable manner if such Exchanges occur in a reasonably close timeframe (as determined by the Corporate Taxpayer) and payments shall be computed separately for each TRA Party. Each such Tax Benefit Payment shall be made by wire transfer of immediately available funds to the bank account previously designated in writing by such TRA Party to the Applicable Buyer or as otherwise agreed by the Applicable Buyer and such TRA Party. No Tax Benefit Payment shall be made in respect of estimated Tax payments, including, U.S. federal estimated income Tax payments. Notwithstanding anything to the contrary in this Agreement, in order to establish a maximum selling price, the aggregate Tax Benefit Payments to a TRA Party in respect of any Exchange shall not exceed the Tax Benefit Cap with respect to such Exchange by such TRA Party.  The “Tax Benefit Cap” with respect to an Exchange by a TRA Party shall equal the sum of the amount of cash and the fair market value of any Class A Shares received in such Exchange together with any liabilities treated as assumed from such TRA Party in such Exchange under Section 752(d) of the Code, provided that if the TRA Party notifies the Applicable Buyer at the time of (or prior to) such Exchange of a different amount to serve as the TRA Benefit Cap with respect to such Exchange by such TRA Party, then the TRA Benefit Cap with respect to such Exchange by such TRA Party shall equal such different amount. The “Applicable Buyer” shall mean, in the case of any Exchange and Exchanging Holder, (i) if the relevant acquisition is described in clause (i) of the definition of Exchange, Buyer (or, if PubCorp or another wholly-owned Subsidiary is treated for U.S. federal income tax purposes as the purchaser in such acquisition, PubCorp or such Subsidiary (as the case may be)) and (ii) in any other case, Buyer.
(b)    A “Tax Benefit Payment” in respect of a TRA Party for a Taxable Year means an amount, not less than zero, equal to the Net Tax Benefit that is Attributable to such TRA Party and the Interest Amount with respect thereto. For Tax purposes, the Interest Amount shall not be treated as interest, but instead, shall be treated as additional consideration in the applicable transaction, unless otherwise required by law. Subject to Section 3.03, the “Net Tax Benefit” for a Taxable Year shall be an amount equal to the excess, if any, of 85% of the Cumulative Net Realized Tax Benefit as of the end of such Taxable Year, over the total amount of payments previously made under the first sentence of Section 3.01 (excluding payments attributable to Interest Amounts); provided, that no such recipient shall be required to return any portion of any previously made Tax Benefit Payment. The “Interest Amount” shall equal the interest on the Net Tax Benefit calculated at the Agreed Rate from the due date (without extensions) for filing IRS Form 1120 (or any successor form) of the Corporate Taxpayer with respect to Taxes for such Taxable Year until the payment date under Section 3.01.

Section 3.02.    No Duplicative Payments. It is intended that the provisions of this Agreement will not result in duplicative payment of any amount (including interest) required under this Agreement. The provisions of this Agreement shall be construed in the appropriate manner to ensure such intentions are realized.
Section 3.03.    Pro Rata Payments. Notwithstanding anything in Section 3.01 to the contrary, to the extent that the aggregate Realized Tax Benefit of the Corporate Taxpayer with respect to the Tax Attributes is limited in a particular Taxable Year because the Corporate Taxpayer does not have sufficient taxable income, the Net Tax Benefit for that Taxable Year shall be allocated among all parties then-eligible to receive Tax Benefit Payments under this Agreement in proportion to the amounts of Net Tax Benefit for that Taxable Year, respectively, that would have been Attributable to each TRA Party if the Corporate Taxpayer had sufficient taxable income if there were no such limitation.
Section 3.04.    Payment Ordering. If for any reason any Applicable Buyer does not fully satisfy its payment obligations to make all Tax Benefit Payments due under this Agreement in respect of a particular Taxable Year, then (i) Tax Benefit Payments for such Taxable Year shall be allocated to all parties eligible to receive Tax Benefit Payments under this Agreement in such Taxable Year in proportion to the amounts of Tax Benefit Payments, respectively, that would have been made to each TRA Party if all Applicable Buyers had sufficient cash available to make such Tax Benefit Payments and (ii) no Tax Benefit Payments shall be made in respect of any Taxable Year until all Tax Benefit Payments to all TRA Parties in respect of all prior Taxable Years have been made in full.
ARTICLE 4
Termination
Section 4.01.    Early Termination of Agreement; Change of Control. (a) The Applicable Buyer may terminate this Agreement with respect to (i) all amounts payable to the TRA Parties and with respect to all of the Common Units held by the TRA Parties at any time by paying to each TRA Party the Early Termination Payment in respect of such TRA Party, subject to the last sentence of this Section 4.01(a), or (ii) the amount payable to any individual TRA Party, if such TRA Party would be entitled to receive less than 1% of the aggregate Early Termination Payment with respect to all TRA Parties, by paying to any such individual TRA Party the Early Termination Payment in respect of such TRA Party; provided, however, that this Agreement shall terminate only upon the receipt of the Early Termination Payment by all TRA Parties, and provided, further, that the Corporate Taxpayer may withdraw any notice to execute its termination rights under this Section 4.01(a) prior to the time at which any Early Termination Payment has been paid. Upon payment of the Early Termination Payment in respect of each TRA Party by the Corporate Taxpayer, the Corporate Taxpayer shall have no further payment obligations under this Agreement, other than for any (A) Tax Benefit Payments due and payable and that remain unpaid as of the Early Termination Notice and (B) Tax Benefit Payment due for the Taxable Year ending with or including the date of the Early Termination Notice (except to the extent that the amount described in clause Section 4.01 is included in the Early Termination Payment). If an Exchange occurs after the Corporate Taxpayer makes all of the required Early Termination Payments, the Corporate Taxpayer shall have no obligations under this Agreement with respect to such Exchange.
(b)    If the Corporate Taxpayer (A) shall commence any case, proceeding or other action (1) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate a bankruptcy or insolvency, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts or (2) seeking an appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or it shall make a general assignment for the benefit of creditors or (B) there shall be commenced against the Corporate Taxpayer any case, proceeding or other action of the nature referred to in clause (b) above that remains undismissed or undischarged for a period of sixty (60) calendar days, all obligations hereunder shall be automatically accelerated and shall be immediately due and payable, and such obligations shall be calculated as if an Early Termination Notice had been delivered on the date of such breach and shall include (x) the Early Termination Payments calculated as if an Early Termination Notice had been delivered on the date of a breach, (y) any Tax Benefit Payment due and payable and that remains unpaid as of the date of a breach, and (z) any Tax Benefit Payment in respect of any TRA Party due for the Taxable Year ending with or including the date of a breach; provided, that procedures similar to the procedures of Section 4.02 shall apply with respect to the determination of the amount payable by the Corporate Taxpayer pursuant to this sentence.

(c)    In the event of a Change of Control, all obligations hereunder shall be accelerated and such obligations shall be calculated as if an Early Termination Notice had been delivered on the date of such Change of Control and utilizing the Valuation Assumptions by substituting in each case the terms “the closing date of a Change of Control” in each place where the phrase “Early Termination Date” appears. Such obligations shall include (i) the Early Termination Payments calculated as if the Early Termination Date is the date of such Change of Control, (ii) any Tax Benefit Payment due and payable and that remains unpaid as of the date of such Change of Control, and (iii) any Tax Benefit Payment in respect of any TRA Party due for any Taxable Year ending prior to, with or including the date of such Change of Control (except to the extent any amounts described in clause (ii) or (iii) are included in the Early Termination Payment). Sections 4.02 and 4.03 shall apply to a Change of Control, mutatis mutandis.
Section 4.02.    Early Termination Notice. If the Corporate Taxpayer chooses to exercise its right of early termination under Section 4.01(a) above, the Corporate Taxpayer shall deliver to the TRA Party Representative notice of such intention to exercise such right (“Early Termination Notice”) and a schedule (the “Early Termination Schedule”) specifying the Corporate Taxpayer’s intention to exercise such right under either clause (i) or (ii) thereof and showing in reasonable detail the calculation of the Early Termination Payment(s) due for each relevant TRA Party. Each Early Termination Schedule shall become final and binding on all parties thirty (30) calendar days from the first date on which the TRA Party Representative is treated as having received such Schedule or amendment thereto under Section 7.01 unless the TRA Party Representative (i) within thirty (30) calendar days after such date provides the Corporate Taxpayer with notice of a material objection to such Schedule made in good faith (“Material Objection Notice”) or (ii) provides a written waiver of such right of a Material Objection Notice within the period described in clause Section 4.02 above, in which case such Schedule becomes binding on the date the waiver is received by the Corporate Taxpayer. If the Corporate Taxpayer and the TRA Party Representative, for any reason, are unable to successfully resolve the issues raised in such notice within thirty (30) calendar days after receipt by the Corporate Taxpayer of the Material Objection Notice, the Corporate Taxpayer and the TRA Party Representative shall employ the Reconciliation Procedures in which case such Schedule becomes binding ten (10) calendar days after the conclusion of the Reconciliation Procedures. The TRA Party Representative will fairly represent the interests of each TRA Party and shall timely raise and pursue, in accordance with this Section 4.02, any reasonable objection to an Early Termination Schedule or amendment thereto timely communicated in writing to the TRA Party Representative by a TRA Party.
Section 4.03.    Payment upon Early Termination. (a) Within ten (10) calendar days after an Early Termination Effective Date, the Corporate Taxpayer shall pay to each relevant TRA Party an amount equal to the Early Termination Payment in respect of such TRA Party. Such payment shall be made by wire transfer of immediately available funds to a bank account or accounts designated by such TRA Party or as otherwise agreed by the Corporate Taxpayer and such TRA Party or, in the absence of such designation or agreement, by check mailed to the last mailing address provided by such TRA Party to the Corporate Taxpayer.
(b)    “Early Termination Payment” in respect of a TRA Party shall equal the present value, discounted at the Early Termination Rate as of the applicable Early Termination Effective Date, of all Tax Benefit Payments in respect of such TRA Party that would be required to be paid by the Corporate Taxpayer beginning from the Early Termination Date and assuming that the Valuation Assumptions in respect of such TRA Party are applied and that each Tax Benefit Payment for the relevant Taxable Year would be due and payable on the due date (without extensions) under applicable law as of the Early Termination Effective Date for filing of IRS Form 1120 (or any successor form) of the Corporate Taxpayer.
ARTICLE 5
Subordination and Late Payments
Section 5.01.    Subordination. Notwithstanding any other provision of this Agreement to the contrary, any Tax Benefit Payment required to be made by the Corporate Taxpayer to the TRA Parties under this Agreement shall rank subordinate and junior in right of payment to any principal, interest or other amounts due and payable in respect of any obligations in respect of indebtedness for borrowed money of the Corporate Taxpayer and its Subsidiaries (“Senior Obligations”) and shall rank pari passu in right of payment with all current or future unsecured obligations of the Corporate Taxpayer that are not Senior Obligations. To the extent that any payment under this Agreement is not permitted to be made at the time payment is due as a result of this Section 5.01 and the terms of agreements governing Senior Obligations, such payment obligation nevertheless shall accrue for the benefit of TRA Parties and the Corporate Taxpayer shall make such payments at the first opportunity that such payments are permitted to be made in accordance with the terms of the Senior Obligations. Notwithstanding any other provision of this Agreement to the contrary, to the extent that the Corporate Taxpayer or any of its Affiliates enters into future Tax receivable or other similar agreements (“Future TRAs”), the Corporate Taxpayer shall ensure that the terms of any such Future TRA shall provide that the Tax Attributes subject to this Agreement are considered senior or pari passu in priority to any Tax attributes subject to any such Future TRA for purposes of calculating the amount and timing of payments under any such Future TRA.
Section 5.02.    Late Payments by the Corporate Taxpayer. Subject to the proviso in the last sentence of Section 4.01(b), the amount of all or any portion of any Tax Benefit Payment or Early Termination Payment not made to the TRA Parties when due under the terms of this Agreement, whether as a result of Section 5.01 or otherwise, shall be payable together with any interest thereon, computed at the Default Rate and commencing from the date on which such Tax Benefit Payment or Early Termination Payment was first due and payable to the date of actual payment.
ARTICLE 6
No Disputes; Consistency; Cooperation
Section 6.01.    Participation in the Corporate Taxpayer’s and the Partnership’s Tax Matters. Except as otherwise provided in the Partnership Agreement, the Corporate Taxpayer shall have full responsibility for, and sole discretion over, all Tax matters concerning the Corporate Taxpayer and the Partnership, including, the preparation, filing or amending of any Tax Return and defending, contesting or settling of any issue pertaining to Taxes. Notwithstanding the foregoing, the Corporate Taxpayer shall notify the TRA Party Representative of the portion of any audit of the Corporate Taxpayer and the Partnership by a Taxing Authority the outcome of which is reasonably expected to materially affect the rights and obligations of a TRA Party under this Agreement and, upon written request, shall use commercially reasonable efforts to provide the TRA Party Representative with the opportunity to provide information and other input to the Corporate Taxpayer, the Partnership, and their respective advisors concerning the conduct of any such portion of such audit that would reasonably be expected to materially adversely affect the TRA Parties’ rights and obligations under this Agreement.
Section 6.02.    Consistency. The Corporate Taxpayer and the TRA Parties agree to report and cause to be reported for all purposes, including U.S. federal, state and local Tax purposes and financial reporting purposes, all Tax-related items (including, the Basis Adjustments and each Tax Benefit Payment) in a manner consistent with that contemplated by this Agreement or specified by the Corporate Taxpayer in any Schedule required to be provided by or on behalf of the Corporate Taxpayer under this Agreement, unless otherwise required by law. The Corporate Taxpayer shall (and shall cause the Partnership and its other Subsidiaries to) use commercially reasonable efforts (after taking into account the interests and entitlements of all TRA Parties under this Agreement) to defend the Tax treatment contemplated by this Agreement and any Schedule in any audit, contest or similar proceeding with any Taxing Authority.
Section 6.03.    Cooperation. Each of the TRA Parties shall (a) furnish to the Corporate Taxpayer in a timely manner such information, documents and other materials as the Corporate Taxpayer may reasonably request for purposes of making any determination or computation necessary or appropriate under this Agreement, preparing any Tax Return or contesting or defending any audit, examination or controversy with any Taxing Authority, (b) make itself available to the Corporate Taxpayer and its representatives to provide explanations of documents and materials and such other information as the Corporate Taxpayer or its representatives may reasonably request in connection with any of the matters described in clause Section 6.03 above, and (c) reasonably cooperate in connection with any such matter, and the Corporate Taxpayer shall reimburse each such TRA Party for any reasonable and documented out-of-pocket costs and expenses incurred pursuant to this Section 6.03. Upon the request of any TRA Party, the Corporate Taxpayer shall cooperate in taking any action reasonably requested by such TRA Party in connection with its tax or financial reporting and/or the consummation of any assignment or transfer of any of its rights and/or obligations under this Agreement, including providing any information or executing any documentation.
ARTICLE 7
Miscellaneous
Section 7.01.    Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be deemed duly given and received (a) on the date of delivery if delivered personally, or by facsimile or email with confirmation of transmission by the transmitting equipment or (b) on the first Business Day following the date of dispatch if delivered by a recognized next-day courier service. All notices hereunder shall be delivered as set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice:

If to the Corporate Taxpayer, to:
TPG Inc.
301 Commerce Street, Suite 3300
Fort Worth, TX 76102
Attention: Office of General Counsel
E-mail: [●]
If to the TRA Parties, to the respective addresses, fax numbers and email addresses set forth in the records of the Partnership.
Any party may change its address, fax number or email by giving the other party written notice of its new address, fax number or email in the manner set forth above.
Section 7.02.    Counterparts. This Agreement may be executed in one or more counterparts (including counterparts transmitted electronically in portable document format (pdf)), all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Agreement. Electronic signatures shall be a valid method of executing this Agreement.
Section 7.03.    Entire Agreement; No Third Party Beneficiaries. This Agreement constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof. This Agreement shall be binding upon and inure solely to the benefit of each party hereto and their respective successors and permitted assigns, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.
Section 7.04.    Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any law or public policy, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.
Section 7.05.    Successors; Assignment; Amendments; Waivers. (a) No TRA Party may assign any portion of its rights under this Agreement to any Person without the prior written consent of PubCorp, which consent shall not be unreasonably withheld, conditioned, or delayed, and without such transferee having executed and delivered, or, in connection with such transfer, executing and delivering, a joinder to this Agreement, substantially in form of Exhibit A hereto, agreeing to become a TRA Party for all purposes of this Agreement, except as otherwise provided in such joinder.
(b)    No provision of this Agreement may be amended unless such amendment is approved in writing by each of the Corporate Taxpayer and by the TRA Party Representative. No provision of this Agreement may be waived unless such waiver is in writing and signed by the party against whom the waiver is to be effective.
(c)    All of the terms and provisions of this Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the parties hereto and their respective successors, assigns, heirs, executors, administrators and legal representatives. The Corporate Taxpayer shall require and cause any direct or indirect successor (whether by purchase, merger, consolidation or otherwise) to all or substantially all of the business or assets of the Corporate Taxpayer, by written agreement, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Corporate Taxpayer would be required to perform if no such succession had taken place.
Section 7.06.    Titles and Subtitles. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

Section 7.07.    Resolution of Disputes. (a) Any and all disputes which are not governed by Section 7.09 and cannot be settled amicably, including any ancillary claims of any party, arising out of, relating to or in connection with the validity, negotiation, execution, interpretation, performance or non-performance of this Agreement (including the validity, scope and enforceability of this arbitration provision) shall be settled in accordance with the procedures provided in Section 3.6(b) of the Exchange Agreement.
(b)    The laws of the State of Delaware shall govern (i) all proceedings, claims or matters related to or arising from this Agreement (including any tort or non-contractual claims) and (ii) any questions concerning the construction, interpretation, validity and enforceability of this Agreement, and the performance of the obligations imposed by this Agreement, in each case without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.
Section 7.08.    Reconciliation. If the Corporate Taxpayer and the TRA Party Representative are unable to resolve a disagreement with respect to the matters governed by Sections 2.03 and 4.02 within the relevant period designated in this Agreement (“Reconciliation Dispute”), the Reconciliation Dispute shall be submitted for determination to a nationally recognized expert (the “Expert”) in the particular area of disagreement mutually acceptable to both parties. The Expert shall be a partner or principal in a nationally recognized accounting or law firm, and unless the Corporate Taxpayer and the TRA Party Representative agree otherwise, the Expert shall not, and the firm that employs the Expert shall not, have any material relationship with the Corporate Taxpayer or the TRA Party Representative or other actual or potential conflict of interest. If the Corporate Taxpayer and the TRA Party Representative are unable to agree on an Expert within fifteen (15) calendar days of receipt by the respondent(s) of written notice of a Reconciliation Dispute, then the Expert shall be appointed by the International Chamber of Commerce Centre for Expertise. The Expert shall resolve any matter relating to the TRA Party’s Basis Schedule or an amendment thereto or the Early Termination Schedule or an amendment thereto within thirty (30) calendar days and shall resolve any matter relating to a Tax Benefit Schedule or an amendment thereto within fifteen (15) calendar days or as soon thereafter as is reasonably practicable, in each case after the matter has been submitted to the Expert for resolution. Notwithstanding the preceding sentence, if the matter is not resolved before any payment that is the subject of a disagreement would be due (in the absence of such disagreement) or any Tax Return reflecting the subject of a disagreement is due, the undisputed amount shall be paid on the date prescribed by this Agreement and such Tax Return may be filed as prepared by the Corporate Taxpayer, subject to adjustment or amendment upon resolution. The costs and expenses relating to the engagement of such Expert or amending any Tax Return shall be borne by the Corporate Taxpayer except as provided in the next sentence. The Corporate Taxpayer and the TRA Party Representative shall bear their own costs and expenses of such proceeding unless (i) the Expert adopts the TRA Party Representative’s position, in which case the Corporate Taxpayer shall reimburse the TRA Party Representative for any reasonable out-of-pocket costs and expenses in such proceeding, or (ii) the Expert adopts the Corporate Taxpayer’s position, in which case the TRA Party Representative shall reimburse the Corporate Taxpayer for any reasonable out-of-pocket costs and expenses in such proceeding; provided that the TRA Party Representative may use the reimbursement mechanism in the provisions of Section 7.15(b). Any dispute as to whether a dispute is a Reconciliation Dispute within the meaning of this Section 7.09 shall be decided by the Expert. The Expert shall finally determine any Reconciliation Dispute and the determinations of the Expert pursuant to this Section 7.09 shall be binding on the Corporate Taxpayer and each of the TRA Parties and may be entered and enforced in any court having jurisdiction.
Section 7.09.    Withholding. The Corporate Taxpayer shall be entitled to deduct and withhold from any payment payable pursuant to this Agreement such amounts as the Corporate Taxpayer is required to deduct and withhold with respect to the making of such payment under the Code or any provision of U.S. state, local or foreign Tax law. To the extent that amounts are so withheld and paid over to the appropriate Taxing Authority by the Corporate Taxpayer, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the Person in respect of whom such withholding was made. To the extent that any payment pursuant to this Agreement is not reduced by such deductions or withholdings, such recipient shall indemnify the applicable withholding agent for any amounts imposed by any Taxing Authority together with any costs and expenses related thereto. Each TRA Party shall promptly provide the Corporate Taxpayer, the Partnership or other applicable withholding agent with any applicable Tax forms and certifications (including IRS Form W-9 or the applicable version of IRS Form W-8) reasonably requested, in connection with determining whether any such deductions and withholdings are required under the Code or any provision of U.S. state, local or foreign Tax law.

Section 7.10.    Admission of the Corporate Taxpayer into a Consolidated Group; Transfers of Corporate Assets. (a) If the Corporate Taxpayer is or becomes a member of an affiliated or consolidated group of corporations that files a consolidated income Tax Return pursuant to Sections 1501 et seq. of the Code or any corresponding provisions of state or local law, then: (i) the provisions of this Agreement shall be applied with respect to the group as a whole and (ii) Tax Benefit Payments, Early Termination Payments and other applicable items hereunder shall be computed with reference to the consolidated taxable income of the group as a whole.
(b)    If the Corporate Taxpayer (or any member of a group described in Section 7.11(a)) transfers or is deemed to transfer any Common Unit or any Reference Asset to a transferee that is treated as a corporation for U.S. federal income Tax purposes (other than a member of a group described in Section 7.11(a)) in a transaction in which the transferee’s basis in the property acquired is determined in whole or in part by reference to such transferor’s basis in such property, then the Corporate Taxpayer shall cause such transferee to assume the obligation to make payments hereunder with respect to the applicable Tax Attributes associated with any Reference Asset or interest therein acquired (directly or indirectly) in such transfer (taking into account any gain recognized in the transaction) in a manner consistent with the terms of this Agreement as the transferee (or one of its Affiliates) actually realizes Tax benefits from the Tax Attributes. If the Partnership transfers (or is deemed to transfer for U.S. federal income Tax purposes) any Reference Asset to a transferee that is treated as a corporation for U.S. federal income Tax purposes (other than a member of a group described in Section 7.11(a)) in a transaction in which the transferee’s basis in the property acquired is determined in whole or in part by reference to such transferor’s basis in such property, the Partnership shall be treated as having disposed of the Reference Asset in a wholly taxable transaction. The consideration deemed to be received by the Partnership in a transaction contemplated in the prior sentence shall be equal to the fair market value of the deemed transferred asset, plus (i) the amount of debt to which such asset is subject, in the case of a transfer of an encumbered asset or (ii) the amount of debt allocated to such asset, in the case of a transfer of a partnership interest. If any member of a group described in Section 7.11(a) that owns any Common Unit deconsolidates from the group (or the Corporate Taxpayer deconsolidates from the group), then the Corporate Taxpayer shall cause such member (or the parent of the consolidated group in a case where the Corporate Taxpayer deconsolidates from the group) to assume the obligation to make payments hereunder with respect to the applicable Tax Attributes associated with any Reference Asset it owns (directly or indirectly) in a manner consistent with the terms of this Agreement as the member (or one of its Affiliates) actually realizes Tax benefits. If a transferee or a member of a group described in Section 7.11(a) assumes an obligation to make payments hereunder pursuant to either of the foregoing sentences, then the initial obligor is relieved of the obligation assumed.
(c)    If the Corporate Taxpayer (or any member of a group described in Section 7.11(a)) transfers (or is deemed to transfer for U.S. federal income Tax purposes) any Common Units in a transaction that is wholly or partially taxable, then for purposes of calculating payments under this Agreement, the Partnership shall be treated as having disposed of the portion of any Reference Asset that is indirectly transferred by the Corporate Taxpayer (i.e., taking into account the number of Common Units transferred) in a wholly or partially taxable transaction in which all income, gain or loss is allocated to the Corporate Taxpayer. The consideration deemed to be received by the Partnership shall be equal to the fair market value of the deemed transferred asset, plus (i) the amount of debt to which such asset is subject, in the case of a transfer of an encumbered asset or (ii) the amount of debt allocated to such asset, in the case of a transfer of a partnership interest.
Section 7.11.    Confidentiality. (a) Subject to the last sentence of Section 6.03, each TRA Party and each of their assignees acknowledge and agree that the information of the Corporate Taxpayer is confidential and, except in the course of performing any duties as necessary for the Corporate Taxpayer and its Affiliates, as required by law or legal process or to enforce the terms of this Agreement, such person shall keep and retain in the strictest confidence and not disclose to any Person any confidential matters, acquired pursuant to this Agreement, of the Corporate Taxpayer and its Affiliates and successors, concerning the Partnership and its Affiliates and successors or the Members, learned by the TRA Party heretofore or hereafter. This Section 7.12 shall not apply to (i) any information that has been made publicly available by the Corporate Taxpayer or any of its Affiliates, becomes public knowledge (except as a result of an act of the TRA Party in violation of this Agreement) or is generally known to the business opportunity and (ii) the disclosure of information to the extent necessary for the TRA Party to prepare and file its Tax Returns, to respond to any inquiries regarding the same from any Taxing Authority or to prosecute or defend any action, proceeding or audit by any Taxing Authority with respect to such returns. Notwithstanding anything to the contrary herein, each TRA Party and each of its assignees (and each employee, representative or other agent of the TRA Party or its assignees, as applicable) may disclose to any and all Persons, without limitation of any kind, the Tax treatment and Tax structure of the Corporate Taxpayer, the Partnership and their Affiliates, and any of their transactions, and all materials of any kind (including opinions or other Tax analyses) that are provided to the TRA Party relating to such Tax treatment and Tax structure.

(b)    If a TRA Party or an assignee commits a breach, or threatens to commit a breach, of any of the provisions of this Section 7.12, the Corporate Taxpayer shall have the right and remedy to have the provisions of this Section 7.12 specifically enforced by injunctive relief or otherwise by any court of competent jurisdiction without the need to post any bond or other security, it being acknowledged and agreed that any such breach or threatened breach shall cause irreparable injury to the Corporate Taxpayer or any of its Subsidiaries or the TRA Parties and the accounts and funds managed by the Corporate Taxpayer and that money damages alone shall not provide an adequate remedy to such Persons. Such rights and remedies shall be in addition to, and not in lieu of, any other rights and remedies available at law or in equity.
Section 7.12.    Change in Law. Notwithstanding anything herein to the contrary, if, in connection with an actual or proproposed change in law, a TRA Party reasonably believes that the existence of this Agreement could cause income (other than income arising from receipt of a payment under this Agreement) recognized by the TRA Party upon any Exchange by such TRA Party to be treated as ordinary income rather than capital gain (or otherwise taxed at ordinary income rates) for U.S. federal income Tax purposes or would have other material adverse Tax consequences to such TRA Party, then at the election of such TRA Party and to the extent specified by such TRA Party, this Agreement
(i) shall cease to have further effect with respect to such TRA Party, (ii) shall not apply to an Exchange by such TRA Party occurring after a date specified by such TRA Party, or (iii) shall otherwise be amended in a manner determined by such TRA Party, Buyer and PubCorp as it relates to such TRA Party, provided, that such amendment shall not result in an increase in payments under this Agreement at any time as compared to the amounts and times of payments that would have been due in the absence of such amendment.
Section 7.13.    Exchanges of TPG Partner Units. If any Person effects an exchange described in Section 2.7(e) of the Exchange Agreement, such Person shall be treated for purposes of this Agreement as having effected an Exchange of Common Units.
Section 7.14.    TRA Party Representative.
(a)    By executing this Agreement, each of the TRA Parties shall be deemed to have irrevocably constituted the TRA Party Representative as his, her or its agent and attorney in fact with full power of substitution to act from and after the date hereof and to do any and all things and execute any and all documents on behalf of such TRA Parties which may be necessary, convenient or appropriate to facilitate any matters under this Agreement, including: (i) execution of the documents and certificates required pursuant to this Agreement; (ii) except to the extent specifically provided in this Agreement receipt and forwarding of notices and communications pursuant to this Agreement; (iii) administration of the provisions of this Agreement; (iv) any and all consents, waivers, amendments or modifications deemed by the TRA Party Representative, in its sole and absolute discretion, to be necessary or appropriate under this Agreement and the execution or delivery of any documents that may be necessary or appropriate in connection therewith; (v) amending this Agreement or any of the instruments to be delivered to the Corporate Taxpayer pursuant to this Agreement; (vi) taking actions the TRA Party Representative is expressly authorized to take pursuant to the other provisions of this Agreement; (vii) negotiating and compromising, on behalf of such TRA Parties, any dispute that may arise under, and exercising or refraining from exercising any remedies available under, this Agreement or any other agreement contemplated hereby and executing, on behalf of such TRA Parties, any settlement agreement, release or other document with respect to such dispute or remedy; and (viii) engaging attorneys, accountants, agents or consultants on behalf of such TRA Parties in connection with this Agreement or any other agreement contemplated hereby and paying any fees related thereto.
(b)    If at any time the TRA Party Representative shall incur out of pocket expenses in connection with the exercise of its duties hereunder, upon written notice to the Corporate Taxpayer from the TRA Party Representative of documented costs and expenses (including fees and disbursements of counsel and accountants) incurred by the TRA Party Representative in connection with the performance of its rights or obligations under this Agreement and the taking of any and all actions in connection therewith, the Corporate Taxpayer shall reduce the future payments (if any) due to the TRA Parties hereunder pro rata by the amount of such expenses which it shall instead remit directly to the TRA Party Representative. In connection with the performance of its rights and obligations under this Agreement and the taking of any and all actions in connection therewith, the TRA Party Representative shall not be required to expend any of its own funds (though, for the avoidance of doubt but without limiting the provisions of this Section 7.15(b), it may do so at any time and from time to time in its sole discretion.
(c)    The TRA Party Representative may resign upon thirty (30) days’ written notice to the Corporate Taxpayer. To the fullest extent permitted by law, none of the TRA Party Representative, any of its Affiliates, or any of the TRA Party Representative’s or Affiliate’s directors, officers, employees or other agents (each a “Covered Person”) shall be liable, responsible or accountable in damages or otherwise to any TRA Party, the Partnership or the Corporate Taxpayer for damages arising from any action taken or omitted to be taken by the TRA Party Representative or any other Person with respect to the Partnership or the Corporate Taxpayer, except in the case of any action or omission which constitutes, with respect to such Person, willful misconduct or fraud. Each of the Covered Persons may consult with legal counsel, accountants, and other experts selected by it, and any act or omission suffered or taken by it on behalf of the Partnership or the Corporate Taxpayer or in furtherance of the interests of the Partnership or the Corporate Taxpayer in good faith in reliance upon and in accordance with the advice of such counsel, accountants, or other experts shall create a rebuttable presumption of the good faith and due care of such Covered Person with respect to such act or omission; provided, that such counsel, accountants, or other experts were selected with reasonable care. Each of the Covered Persons may rely in good faith upon, and shall have no liability to the Partnership, the Corporate Taxpayer or the TRA Parties for acting or refraining from acting upon, any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture, or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties.
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IN WITNESS WHEREOF, PubCorp, Buyer and each TRA Party have duly executed this Agreement as of the date first written above.

PubCorp:
TPG INC.

By:
Name:
Title:

Buyer:
TPG OpCo Holdings, L.P.

By:
Name:
Title:

TRA Parties:
[To be included.]

Exhibit A
Form of Joinder
This JOINDER (this “Joinder”) to the Tax Receivable Agreement (as defined below), is by and among TPG Inc. a Delaware corporation (including any successor corporation, “PubCorp”), TPG OpCo Holdings, L.P., a Delaware limited partnership (“Buyer”), ______________________ (“Transferor”) and ______________________ (“Permitted Transferee”).
WHEREAS, on ______________________, Permitted Transferee shall acquire        percent of the Transferor’s right to receive payments that may become due and payable under the Tax Receivable Agreement (as defined below) (the “Acquired Interests”) from Transferor (the “Acquisition”); and
WHEREAS, Transferor, in connection with the Acquisition, has required Permitted Transferee to execute and deliver this Joinder pursuant to Section 7.05(a) of the Tax Receivable Agreement, dated as of [●], 2023, between PubCorp, Buyer, the Partnership and the TRA Parties (as defined therein) (the “Tax Receivable Agreement”).
NOW, THEREFORE, in consideration of the foregoing and the respective covenants and agreements set forth herein, and intending to be legally bound hereby, the parties hereto agree as follows:
Section 1.1 Definitions. To the extent capitalized words used in this Joinder are not defined in this Joinder, such words shall have the respective meanings set forth in the Tax Receivable Agreement.
Section 1.2 Acquisition. For good and valuable consideration, the sufficiency of which is hereby acknowledged by the Transferor and the Permitted Transferee, the Transferor hereby transfers and assigns absolutely to the Permitted Transferee all of the Acquired Interests.
Section 1.3 Joinder. Permitted Transferee hereby acknowledges and agrees (i) that it has received and read the Tax Receivable Agreement, (ii) that the Permitted Transferee is acquiring the Acquired Interests in accordance with and subject to the terms and conditions of the Tax Receivable Agreement and (iii) to become a “TRA Party” (as defined in the Tax Receivable Agreement) for all purposes of the Tax Receivable Agreement.
Section 1.4 Notice. Any notice, request, consent, claim, demand, approval, waiver or other communication hereunder to Permitted Transferee shall be delivered or sent to Permitted Transferee at the address set forth on the signature page hereto in accordance with Section 7.01 of the Tax Receivable Agreement.
Section 1.5 Governing Law. This Joinder shall be governed by and construed in accordance with the law of the State of New York.
IN WITNESS WHEREOF, this Joinder has been duly executed and delivered by Permitted Transferee as of the date first above written.

TPG INC.
By:
Name:
Title:
TPG OpCo Holdings, L.P.
By:
Name:
Title:
Exhibit A-1

[TRANSFEROR]
By:
Name:
Title:

[PERMITTED TRANSFEREE]
By:
Name:
Title:

Address for notices:

Exhibit A-2

ANNEX E

Certificate of Amendment to TPG’s Amended and Restated Certificate of Incorporation

CERTIFICATE OF AMENDMENT OF
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF
TPG INC.
TPG Inc., a Delaware corporation (the “Corporation”), certifies as follows:
First:        Article IV, Section 4.2(d) of the Amended and Restated Certificate of Incorporation of the Corporation is amended to read in its entirety as follows: “Redemption. Shares of Common Stock are not redeemable; provided that (i) shares of Class B Common Stock may be redeemed and cancelled only on and subject to the terms and conditions contemplated by the Partnership Agreement and the Exchange Agreement (each as defined below) and (ii) the Corporation may repurchase shares of Common Stock and the Corporation’s subsidiaries may purchase shares of Common Stock.”
Second:        Article IV, Section 4.2(e)(ii) of the Amended and Restated Certificate of Incorporation of the Corporation is amended to read in its entirety as follows: “The “Exchange Agreement” shall mean that certain Exchange Agreement, by and among the Corporation, the TPG OG Partnership and the other parties identified therein.”
Third:        Article IV, Section 4.2(e)(v) of the Amended and Restated Certificate of Incorporation of the Corporation is amended to read in its entirety as follows: “The “Investor Rights Agreement” shall mean an investor rights agreement by and among the TPG OG Partnership and certain other investors entered into in connection with the Initial Public Offering.”
Fourth:        Article IV, Section 4.2(e)(vii) of the Amended and Restated Certificate of Incorporation of the Corporation is amended to read in its entirety as follows: “The “Partnership Agreement” shall mean the limited partnership agreement of the TPG OG Partnership.”
Fifth:        Article IV, Section 4.2(e)(ix) of the Amended and Restated Certificate of Incorporation of the Corporation is amended to read in its entirety as follows: “The “TPG OG Partnership” shall mean TPG Operating Group II, L.P., a Delaware limited partnership.”
Sixth:        Article IV, Section 4.4(a) of the Amended and Restated Certificate of Incorporation of the Corporation is amended to read in its entirety as follows: “The TPG OG Partnership has issued interests designated as “Common Units” (a Common Unit of the TPG OG Partnership, a “Unit”) pursuant to the terms and subject to the conditions of the Partnership Agreement. The TPG OG Partnership may issue additional Units in accordance with the Partnership Agreement (an “Issuance Event”). Upon notice from the TPG OG Partnership of such an Issuance Event, the Corporation shall issue a number of shares of Class B Common Stock registered in the name of the applicable holder equal to the aggregate number of Common Units issued in connection with such Issuance Event, for no additional consideration.”
Seventh:        The last sentence of Article IV, Section 4.8(a) of the Amended and Restated Certificate of Incorporation of the Corporation is amended to read in its entirety as follows: “In the event of any such Stock Adjustment, the Corporation shall cause the TPG OG Partnership to make corresponding changes to the Common Units to give effect to such Stock Adjustment.”
Eighth:        The foregoing amendments were duly adopted in accordance with the provisions of Sections 242 and 228 of the Delaware General Corporation Law.

***

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E-1

IN WITNESS WHEREOF, the undersigned has caused this Certificate of Amendment to be signed by its duly authorized officer on the date set forth below.

TPG Inc.

Bradford Berenson
General Counsel and Secretary

Date:

E-2

ANNEX F

Ardea Fairness Opinion

STRICTLY CONFIDENTIAL
May 15, 2023
Board of Directors
TPG Inc.
301 Commerce Street, Suite 3300
Fort Worth, TX 76102
Ladies and Gentlemen:
You have requested the opinion of Ardea Partners LP (“Ardea”) as to the fairness from a financial point of view to TPG Inc. (“PubCo”) of the Consideration (as defined below) to be paid by TPG Operating Group II L.P. (the “Acquiror”), a wholly-owned subsidiary of PubCo, for the Acquired Interests (as defined in the Agreement) pursuant to the Transaction Agreement, dated as of May 14, 2023 (the “Agreement”), by and among the Acquiror Parties, the Companies, the API Sellers, the API Representative and, solely for the purposes set forth therein, the API GP Members (each, as defined in the Agreement). The Agreement provides for the Acquiror to acquire the Acquired Interests through the Closing Transactions (as defined in the Agreement), including the Merger (as defined in the Agreement) for the consideration and pursuant to the terms set forth therein. As used herein, at your direction, the Consideration means (i) $1,130,371,454 in cash, (ii) 54,213,356 Common Units (as defined in the Agreement) to be issued at the Closing (as defined in the Agreement), (iii) $277,792,872 in cash pursuant to obligations relating to the Earnout Amount (as defined in the Agreement) and (iv) 8,107,595 restricted stock units of PubCo (the “PubCo RSUs”) in respect of shares of PubCo’s Class A common stock, par value $0.001 per share (the “Class A Stock”). The Agreement provides for the consideration payable by the Acquiror to be subject to adjustments, including adjustments contained in the definitions in the Agreement of “Alabama Partner Closing Cash Amount,” “Alabama Partner Closing Common Unit Amount,” “Alabama RSU Amount,” “Total Cash Consideration” and “Total Closing Cash Consideration;” in Sections 2.4, 2.6, 2.7 and 11.13(f) of the Agreement; and/or based on the Adjustment Escrow Amount, the Aggregate Annual Cash Holdback Amount, the API Representative Reserve Amount, the Balance Sheet Adjustment Amount, the Client Consent Adjustment Factor, the Earnout Amount and the Founder Payment Amount (each as defined in the Agreement). At your direction, Ardea has not taken into account, and does not express an opinion on, the issuance of PubCo’s Class B common stock, par value $0.001 per share (the “Class B Stock” and together with the Class A Stock, the “PubCo Common Stock”) or any of these adjustments other than the Aggregate Annual Cash Holdback Amount and the Earnout Amount, each of which, at your direction, Ardea has assumed will be equal to the applicable amounts set forth in the Transaction Estimates (as defined below) (such adjustments, other than the Aggregate Annual Cash Holdback Amount and the Earnout Amount, the “Excluded Adjustments”).
Ardea is engaged in underwriting services, private placements of securities, merger and acquisition advisory services, investment banking and other financial and non-financial activities and services for various persons and entities. Ardea and its employees and affiliates, and funds or other entities they manage or in which they invest or have other economic interests or with which they co-invest, may at any time purchase, sell, hold or vote long or short positions and investments in securities, derivatives, loans, commodities, currencies, credit default swaps and other financial instruments of the Acquiror Parties, the Alabama Partners (as defined in the Agreement), the API Sellers, the API Representative, the Company Group Entities (as defined in the Agreement), the Company Funds (as defined in the Agreement), the Founders (as defined in the Agreement) and any of their respective affiliates, portfolio companies and third parties, or any currency or commodity that may be involved in the transactions contemplated by the Agreement (the “Transactions”). Ardea has acted as financial advisor to PubCo in connection with, and has participated in certain of the negotiations leading to, the Transactions. Ardea expects to receive fees for Ardea’s services in connection with the Transactions, all of which are payable upon the consummation of the Transactions. In addition, PubCo has agreed to reimburse certain of Ardea’s expenses arising, and indemnify Ardea against certain liabilities that may arise, out of Ardea’s engagement. Ardea has provided certain investment banking services to PubCo and/or its affiliates and portfolio companies from time to time for which Ardea has received, and may receive, compensation, including having acted as a financial advisor to PubCo in connection with the initial public offering of shares of Class A Stock, in January 2022. In the future, Ardea may provide investment banking services to the Acquiror Parties, the API Sellers, the Company Group Entities, the Company Funds, and their respective affiliates and portfolio companies, for which Ardea may receive compensation. Affiliates of Ardea also may have co-invested with the Acquiror Parties, the API Sellers, the Company Group Entities, the Company Funds and any of their respective affiliates from time to time, and also may have invested in limited partnership units of affiliates of the Acquiror Parties, the API Sellers, the Company Group Entities or the Company Funds from time to time and may do so in the future.

In connection with this opinion, representatives of Ardea have reviewed, among other things, the Agreement; PubCo’s Registration Statement on Form S-1, including the prospectus contained therein dated January 12, 2022, relating to the initial public offering of shares of Class A Stock; annual reports to stockholders and Annual Reports on Form 10-K of PubCo for the two fiscal years ended December 31, 2022; certain interim reports to stockholders and Quarterly Reports on Form 10-Q of PubCo; certain other communications from PubCo to its stockholders; certain publicly available research analyst reports for PubCo; the Company Financial Statements (as defined in the Agreement); certain internal financial analyses and forecasts for the Company Group Entities and the Company Funds, in each case, as prepared by the management of PubCo and approved for Ardea’s use by PubCo (the “Forecasts”); and certain estimates as to the number of PubCo RSUs, the Earnout Amount and the Total Common Unit Consideration (as defined in the Agreement), in each case as prepared by the management of PubCo and approved for Ardea’s use by PubCo (the “Transaction Estimates”). Representatives of Ardea have also held discussions with members of the senior management of PubCo regarding their assessment of the strategic rationale for, and the potential benefits of, the Transactions and the past and current business operations, financial condition and future prospects of PubCo, the Company Group Entities and the Company Funds; reviewed the reported price and trading activity for the shares of the Class A Stock; compared certain financial information for the Company Group Entities and the Company Funds and certain financial and stock market information for PubCo with similar financial and stock market information for certain other companies the securities of which are publicly traded; reviewed the financial terms of certain recent business combinations in the alternative asset management industry and in other industries; and performed such other studies and analyses, and considered such other factors, as Ardea deemed appropriate.
For the purposes of rendering this opinion, Ardea has, with PubCo’s consent, relied upon and assumed the accuracy and completeness of all of the financial, legal, regulatory, tax, accounting and other information provided to, discussed with or reviewed by, Ardea, without assuming any responsibility for independent verification thereof. In that regard, Ardea has assumed with PubCo’s consent that the Forecasts and the Transaction Estimates have been reasonably prepared on a basis reflecting the best currently available estimates and judgments of the management of PubCo. In addition, at the direction of PubCo, Ardea has assumed, for the purposes of rendering this opinion, that each Common Unit and each PubCo RSU has a value of $30.00. Ardea has not made an independent evaluation or appraisal of the assets and liabilities (including any contingent, derivative or other off-balance-sheet assets and liabilities) of PubCo, the Company Group Entities, the Company Funds or any of their respective subsidiaries, and Ardea has not been furnished with any such evaluation or appraisal.  Ardea has assumed that all governmental, regulatory or other consents and approvals necessary for the consummation of the Transactions will be obtained without any adverse effect on PubCo, the Company Group Entities or the Company Funds or on the expected benefits of the Transaction in any way meaningful to Ardea’s analysis. Ardea has also assumed that the Transactions will be consummated on the terms set forth in the Agreement, without the waiver or modification of any term or condition therein, the effect of which would be in any way meaningful to Ardea’s analysis.
Ardea’s opinion does not address the underlying business decision of PubCo to engage in the Transactions, the relative merits of the Transactions as compared to any strategic alternatives that may be available to PubCo; nor does it address any legal, regulatory, tax or accounting matters. This opinion addresses only the fairness from a financial point of view to PubCo, as of the date hereof, of the Consideration to be paid by the Acquiror for the Acquired Interests pursuant to the Agreement. Ardea does not express any view on, and this opinion does not address, any other term or aspect of the Agreement or Transactions or any term or aspect of any other agreement or instrument contemplated by the Agreement or entered into or amended in connection with the Transactions, including the Founder Holdings A Partnership Agreement, the Founder Holdings G Partnership Agreement, the Partner Holdings Partnership Agreement, the Acquiror Partnership Agreement, the Partner Acknowledgement and Joinder Agreements, the Escrow Agreement, the IRA, the Exchange Agreement, the TRA, the Founders’ Name Rights Assignment Agreement, the Share Transfer Agreement, the Founders’ Letter Agreement and the Letters of Transmittal (each as defined in the Agreement, and collectively, the “Ancillary Agreements”); any allocation of, or method of determining the allocation of, the Consideration; any issuance, transfer or exchange of shares of the Class B Stock; the Excluded Adjustments; the Pre-Closing Transactions (as defined in the Agreement); the R&W Policy (as defined in the Agreement); and any ongoing or post-closing rights or obligations of any of the parties to the Agreement or the Ancillary Agreements (including those set forth in Sections 6.11, 6.18, 6.29, and 10.2 through 10.7 of the Agreement). In addition, Ardea does not express an opinion, whether relative to the Consideration or otherwise, on either (i) the fairness of the Transactions to, or any consideration received in connection therewith by, the holders of any class of securities, creditors, partners, officers, directors or employees of any of the Acquiror Parties, the API Sellers, the Company Group Entities, the Company Funds or other constituencies of any of the Acquiror Parties, the API Sellers, the Company Group Entities or the Company Funds, or (ii) the fairness of the amount or nature of any compensation to be paid or payable to any of the partners, officers, directors or employees of any of the Acquiror Parties, the API Sellers, the Company Group Entities or the Company Funds, or any class of such persons in connection with the Transactions. Ardea is not expressing any opinion as to the prices at which shares of the PubCo Common Stock or the

Common Units will trade at any time; as to the potential effects of volatility in the credit, financial and stock markets on the Transactions or any of the Acquiror Parties, the API Sellers, the Company Group Entities or the Company Funds; as to the impact of the Transactions on the solvency or viability of any of the Acquiror Parties, the API Sellers, the Company Group Entities, the Company Funds or any other party to the Agreement or any of the Ancillary Agreements; or as to the ability of any of the Acquiror Parties, the API Sellers, the Company Group Entities, the Company Funds or any other party to the Agreement or any of the Ancillary Agreements to pay their respective obligations when they come due. Ardea’s opinion is necessarily based on economic, monetary, market and other conditions as in effect on, and the information made available to Ardea as of, the date hereof and Ardea assumes no responsibility for updating, revising or reaffirming this opinion based on circumstances, developments or events occurring after the date hereof. Ardea’s advisory services and the opinion expressed herein are provided for the information and assistance of the Board of Directors of PubCo in connection with its consideration of the Transactions and such opinion does not constitute a recommendation as to how any holder of PubCo Common Stock should vote, consent or act with respect to the Transactions or any other matter. This opinion has been approved by a fairness committee of Ardea.
Based upon and subject to the foregoing, it is Ardea’s opinion that, as of the date hereof, the Consideration to be paid by the Acquiror for the Acquired Interests pursuant to the Agreement is fair from a financial point of view to PubCo.

Very truly yours,
/s/ Ardea Partners, LP

ANNEX G

Angelo Gordon Audited and Unaudited Financial Statements

Annex G
AG PARTNER INVESTMENTS, L.P.’S AUDITED CONSOLIDATED FINANCIAL STATEMENTS
AG Partner Investments, L.P.

Report of Independent Auditors
To the General Partner of AG Partner Investments, L.P.
Opinion
We have audited the accompanying consolidated financial statements of AG Partner Investments, L.P. and its subsidiaries (the “Partnership”), which comprise the consolidated statements of financial condition as of December 31, 2022 and 2021, and the related consolidated statements of comprehensive income, of changes in partners’ capital and of cash flows for each of the three years in the period ended December 31, 2022, including the related notes (collectively referred to as the “consolidated financial statements”).
In our opinion, the accompanying consolidated financial statements present fairly, in all material respects, the financial position of the Partnership as of December 31, 2022 and 2021, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2022 in accordance with accounting principles generally accepted in the United States of America.
Basis for Opinion
We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Consolidated Financial Statements section of our report. We are required to be independent of the Partnership and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Emphasis of Matter
As discussed in Note 2 to the consolidated financial statements, the Partnership changed the manner in which it accounts for leases during 2022. Our opinion is not modified with respect to this matter.
Responsibilities of Management for the Consolidated Financial Statements
Management is responsible for the preparation and fair presentation of the consolidated financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.
In preparing the consolidated financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Partnership’s ability to continue as a going concern for one year after the date the consolidated financial statements are available to be issued.
Auditors’ Responsibilities for the Audit of the Consolidated Financial Statements
Our objectives are to obtain reasonable assurance about whether the consolidated financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the consolidated financial statements.
In performing an audit in accordance with US GAAS, we:
•Exercise professional judgment and maintain professional skepticism throughout the audit.
•Identify and assess the risks of material misstatement of the consolidated financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements.
•Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Partnership's internal control. Accordingly, no such opinion is expressed.
•Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the consolidated financial statements.
•Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Partnership’s ability to continue as a going concern for a reasonable period of time.
We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.
/s/ PricewaterhouseCoopers LLP
New York, New York
September 26, 2023

AG Partner Investments, L.P.
Consolidated Statements of Financial Condition
(dollars in thousands)

	December 31, 2022	December 31, 2021
Assets
Cash and cash equivalents	$600,460	$480,211
Restricted cash	6,960	12,110
Due from affiliates	158,175	210,900
Investments ($82,525 and $87,771 pledged as collateral under repurchase agreement as of December 31, 2022 and 2021, respectively)	1,081,500	1,328,671
Other assets	154,745	76,013
Assets of Consolidated Investment Funds:
Cash and cash equivalents	40,456	88,216
Investments	1,316,531	1,398,582
Other assets	42,970	33,854
Total Assets	$3,401,797	$3,628,557

Liabilities and Partners’ Capital
Accrued performance allocation compensation	$478,559	$549,061
Accrued cash and equity-based compensation and benefits	271,662	307,007
Repurchase agreements	80,807	85,913
Accounts payable and accrued expenses	46,646	57,414
Due to affiliates	40,815	12,702
Credit facility	25,000	—
Other liabilities	106,268	—
Liabilities of Consolidated Investment Funds:
CLO notes payable	1,310,701	1,399,436
Accrued expenses	10,121	2,954
Other liabilities	45,502	74,499
Total Liabilities	2,416,081	2,488,986

Commitment and contingencies (Note 11)

Partners’ capital	951,175	1,094,426
Non-controlling interests	34,541	45,145
Total Partners’ Capital	985,716	1,139,571
Total Liabilities and Partners’ Capital	$3,401,797	$3,628,557
See accompanying notes to Consolidated Financial Statements

AG Partner Investments, L.P.
Consolidated Statements of Comprehensive Income
(dollars in thousands)

	Year Ended December 31,
	2022	2021	2020
Revenues
Fees and other	$516,910	$452,279	$434,339
Capital allocation-based income	76,158	811,781	24,434
Total revenues	593,068	1,264,060	458,773

Expenses
Compensation and benefits:
Cash-based compensation, benefits and other	393,638	384,677	344,846
Equity-based compensation	10,156	33,865	10,637
Performance allocation compensation	39,561	338,202	4,430
Total compensation and benefits	443,355	756,744	359,913
General, administrative and other	167,114	146,745	134,593
Depreciation and amortization	10,737	12,621	12,198
Interest expense	3,010	1,771	2,294
Expenses of Consolidated Investment Funds:
Interest expense	58,611	38,593	45,432
General, administrative and other	2,234	3,258	4,156
Total expenses	685,061	959,732	558,586

Investment income (loss)
Net gain (loss) from investment activities and other	(1,369)	1,011	650
Interest, dividends and other	10,121	4,140	5,246
Investment income for Consolidated Investment Funds:
Net gain (loss) from investment activities and other	(19,622)	(7,869)	(24,705)
Interest, dividends and other	86,832	65,529	78,981
Total investment income (loss)	75,962	62,811	60,172
Net Income (loss) before income taxes	(16,031)	367,139	(39,641)
Income tax expense	(1,363)	(4,839)	(3,156)
Net income (loss)	(17,394)	362,300	(42,797)

Other comprehensive income (loss), net:
Foreign currency translation adjustments, net including non-controlling interests	(125)	(299)	(152)

Comprehensive income (loss) including non-controlling interests	(17,519)	362,001	(42,949)

Comprehensive income (loss) by Partner:
Comprehensive income (loss) to Partners	(17,512)	354,998	(42,195)
Comprehensive income (loss) allocable to non-controlling interests	(7)	7,003	(754)
Comprehensive income (loss)	$(17,519)	$362,001	$(42,949)
See accompanying notes to Consolidated Financial Statements

AG Partner Investments, L.P.
Consolidated Statements of Changes in Partners’ Capital
(dollars in thousands)

	Partners’ capital	Non-controlling interests	Total Partners’ capital
Balance as of January 1, 2020	$557,818	$332,120	$889,938
Net income (loss)	(41,252)	(1,545)	(42,797)
Capital contributions	15,680	113,380	129,060
Capital distributions	(117,791)	(50,174)	(167,965)
Other capital adjustments	(5,479)	(2,973)	(8,452)
Changes in partner equity loans	46,926	(51,479)	(4,553)
Other comprehensive income (loss), net	(943)	791	(152)
Balance as of December 31, 2020	$454,959	$340,120	$795,079

	Partners’ capital	Non-controlling interests	Total Partners’ capital
Balance as of January 1, 2021	$454,959	$340,120	$795,079
2021 Restructuring (Note 1 & 2)	289,794	(289,794)	—
Net income (loss)	355,297	7,003	362,300
Capital contributions	61,297	391	61,688
Capital distributions	(63,196)	(12,525)	(75,721)
Other capital adjustments	(4,972)	(50)	(5,022)
Changes in partner equity loans	1,546	—	1,546
Other comprehensive income (loss), net	(299)	—	(299)
Balance as of December 31, 2021	$1,094,426	$45,145	$1,139,571

	Partners’ capital	Non-controlling interests	Total Partners’ capital
Balance as of January 1, 2022	$1,094,426	$45,145	$1,139,571
Net income (loss)	(17,387)	(7)	(17,394)
Capital contributions	102,595	303	102,898
Capital distributions	(224,207)	(10,839)	(235,046)
Other capital adjustments	(5,903)	(61)	(5,964)
Changes in partner equity loans	1,776	—	1,776
Other comprehensive income (loss), net	(125)	—	(125)
Balance as of December 31, 2022	$951,175	$34,541	$985,716
See accompanying notes to Consolidated Financial Statements

AG Partner Investments, L.P.
Consolidated Statements of Cash Flows
(dollars in thousands)

	Year ended December 31,
	2022	2021	2020
Cash flows from operating activities:
Net income (loss)	$(17,394)	$362,300	$(42,797)
Adjustments to reconcile net income (loss) to net cash from operating activities:
Equity-based compensation	10,156	33,865	10,637
Performance allocation compensation	39,561	338,202	4,430
Net (gain) loss from investment activities and other	1,369	(1,011)	(650)
Capital allocation-based income	(76,158)	(811,781)	(24,434)
Straight-lined rent and other non-cash rent expense	—	3,735	87
Depreciation and amortization	10,737	12,621	12,198
Other non-cash activities	(15,759)	(12,396)	(4,191)
Net (gain) loss from investment activities of Consolidated Investment Funds	19,622	7,869	24,705
Changes in operating assets and liabilities:
Due from affiliates	(33,833)	(12,138)	(21,231)
Proceeds from Investment Funds	382,995	297,714	146,252
Other assets	(1,647)	(1,635)	5,335
Accounts payable and accrued expenses	28,038	(2,464)	9,947
Due to affiliates	35,721	1,204	—
Accrued cash and equity-based compensation and benefits	(45,502)	41,123	(81,806)
Accrued performance allocation compensation	(110,063)	(96,640)	27,448
Other liabilities	(17,011)	—	—
Changes related to Consolidated Investment Funds:
Purchases of investments	(524,289)	(915,385)	(784,525)
Proceeds from investments	501,017	946,048	545,527
Other assets	(9,116)	(22,142)	6,193
Accrued expenses	7,117	983	(536)
Other liabilities	(28,997)	40,038	22,709
Total adjustments	173,958	(152,190)	(101,905)
Net cash provided by (used in) operating activities	156,564	210,110	(144,702)

Cash flows from investing activities:
Contributions to Investment Funds	(23,533)	(41,672)	(55,380)
Distributions from Investment Funds	47,207	53,828	35,466
Purchases of investments	(1,090)	(61,537)	(116,909)
Proceeds from investments	3,401	31,920	95,326
Issuance of short-term loans to related parties	—	—	(47,974)
Payments of short-term loans received from related parties	—	—	47,974
Proceeds from investments sold, but not yet purchased	—	—	33,532
Payments to cover investments sold, but not yet purchased	—	(8,683)	(29,204)
Purchases of fixed assets	(794)	(4,252)	(9,564)
Disposal of fixed assets	1,617	—	—
Net cash outflow from deconsolidation of Consolidated Investment Fund	—	(15,512)	—
Net cash provided by (used in) investing activities	$26,808	$(45,908)	$(46,733)

See accompanying notes to Consolidated Financial Statements

	Year ended December 31,
	2022	2021	2020
Cash flows from financing activities:
Capital contributions	$25,085	$43,078	$4,615
Capital contributions from non-controlling interests	60	211	—
Capital distributions	(155,855)	(55,684)	(44,017)
Capital distributions to non-controlling interests	(1,486)	—	—
Partner equity loans proceeds	—	—	1,132
Partner equity loans issuance	—	(1,500)	(4,989)
Proceeds from securitized financing	—	—	33,542
Paydowns of other loan payable	—	—	(18,039)
Proceeds from repurchase agreements	29	56,792	—
Proceeds from credit facility	25,000	—	—
Changes related to Consolidated Investment Funds:
Capital contributions from non-controlling interests	—	—	17,943
Capital distributions to non-controlling interests	(9,188)	(12,327)	(32,760)
Proceeds from issuance of the CLO	—	10,105	215,291
Paydowns of CLO notes payable	—	—	(5,471)
Borrowings of CLO warehouse	—	—	106,215
Repayment of CLO warehouse loans	—	—	(116,881)
Net cash provided by (used in) financing activities	$(116,355)	$40,675	$156,581

Effect of exchange rate changes on cash and cash equivalents	$322	$(5)	$(7,133)
Net increase (decrease) in cash, cash equivalents, restricted cash and cash held by Consolidated Investment Funds	$67,339	$204,872	$(41,987)
Cash, cash equivalents, restricted cash and cash held by Consolidated Investment Funds, beginning of year	580,537	375,665	417,652
Cash, cash equivalents, restricted cash and cash held by Consolidated Investment Funds, end of year	$647,876	$580,537	$375,665

Supplemental disclosure of non-cash investing and financing activities
Capital contributions in-kind	$80,323	$26,608	$11,065
Capital contributions in-kind from non-controlling interests	243	180	95,437
Capital distributions in-kind	(68,352)	(7,512)	(73,774)
Capital distributions in-kind from non-controlling interests	(165)	(198)	(17,414)
Other capital adjustments	(5,964)	(4,972)	(8,452)
Other capital adjustments from non-controlling interests	—	(50)	—
Partner equity loans proceeds	10,588	6,060	51,159
Partner equity loans issuance	(8,812)	(3,014)	(51,159)
Purchase of investments in-kind	—	—	(103,401)
Sales of investments in-kind	—	—	103,401
Contributions in-kind to Investment Funds	—	(5,510)	(293)
Distributions in-kind from Investment Funds	—	5,877	—
Increase in other loan payable	—	5,510	293
Decrease in other loan payable	—	(5,877)	—
See accompanying notes to Consolidated Financial Statements

	Year ended December 31,
	2022	2021	2020
Supplemental cash flow disclosures
Cash paid for interest	$54,233	$39,494	$41,086
Cash paid for taxes	620	5,152	2,957

Reconciliation of cash, cash equivalents, restricted cash and cash held by Consolidated Investment Funds, end of period:
Cash and cash equivalents	$600,460	$480,211	$332,181
Cash held by Consolidated Investment Funds	40,456	88,216	43,484
Restricted cash	6,960	12,110	—
Cash, cash equivalents, restricted cash and cash held by Consolidated Investment Funds, end of year	$647,876	$580,537	$375,665

See accompanying notes to Consolidated Financial Statements

AG Partner Investments, L.P.
Notes to Consolidated Financial Statements
(dollars in thousands)
1.Organization
AG Partner Investments, L.P. (“AGPI”) is the majority owner of Angelo, Gordon & Co., L.P. (“AG & Co.”), an investment manager specializing in alternative investments. AG & Co., a Delaware limited partnership, was organized in 1988 and is registered with the Securities and Exchange Commission (the “SEC”) as an investment adviser. AGPI, previously named AG Funds GP, L.P. (“GPLP”) was organized on November 3, 2003 and is owned by founder affiliated and senior employee partners. AG & Co. has subsidiaries located in the United States, Europe, and Asia. Certain of AG & Co.’s international subsidiaries are regulated by international regulatory agencies located in the United Kingdom, Japan, and Hong Kong. At December, 31, 2022 and December 31, 2021, AG & Co. was owned 99% by AGPI and 1% by a founder affiliate partner.
AGPI owns 100% of the ownership interests of AG Funds, L.P. (“AG Funds”), a separate Delaware limited partnership which was organized in 2004. AG Funds owns primarily: (i) indirect general partner interests in both closed end AG & Co. managed investment funds and investment funds for which performance fees crystalize on a less frequent basis than every two years (collectively, the “Investment Funds”), (ii) an indirect interest in the limited partner interests in closed end AG managed Investment Funds held by AG Capital Funding LLC and its affiliates, which are wholly owned subsidiaries of AG Funds, and (iii) cash and certain other longer dated net assets (in aggregate referred to as “CarryCo Assets” herein). While not organized as separate legal series of AG Funds, the CarryCo Assets are pooled and tracked specifically by vintage year to which they were generated. AG & Co. owns primarily (i) indirect general partner interests in both open-end AG & Co. managed Investment Funds and Investment Funds for which performance fees crystalize on a frequency basis of no longer than every two years and (ii) working capital and all other net assets of AG & Co. which are not CarryCo Assets (in aggregate referred to as “Opco Assets” herein). At December 31, 2022 and December 31, 2021, AGPI, was managed by its general partner, AG GP LLC, and is owned by limited partners consisting of senior employees of AG & Co. and its affiliates and founder affiliated limited partners. Limited partner ownership interests in AGPI are organized and issued specific to AGPI’s underlying interests in CarryCo Assets by vintage year and the Opco Assets.
AG & Co. manages investment vehicles focusing on various strategies categorized into four broad asset classes: credit, real estate, private equity, and multi-strategy. Investment Funds include both separate managed accounts and commingled funds. AG & Co.’s customers include public and corporate pensions, financial institutions, high net-worth individuals, and others.
AG & Co., AG Funds, AGPI and AG GP LLC restructured its organizational and legal ownership through a series of transactions over the course of 2019 and 2020 with the most recent reorganization occurring on January 1, 2021 (referred to as the “2021 Reorganization”). Prior to the 2021 Reorganization, AGPI was GPLP, and managed by its then general partner, JM Funds LLC. AG Employee Holdings, LLC (“AGEH”) was a separate entity existing in 2020 which was owned by certain senior employee partners and in parallel with GPLP, along with certain direct founder affiliated partners, owned all the direct and indirect ownership interests of AG & Co. and AG Funds at December 31, 2020.
AGPI, with its consolidated subsidiaries and its predecessor GPLP are referred to as the “Partnership” herein.
2.Summary of Significant Accounting Policies
Basis of Presentation
The accompanying consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The consolidated financial statements include the results of AGPI and the consolidated accounts of AG & Co., AG Funds and all subsidiaries for which the Partnership has a controlling interest. Before the 2021 Reorganization, the Partnership’s historical consolidated financial statements included GPLP and AG & Co., as common control entities. The consolidated financial statements include the Partnership’s wholly owned or majority owned subsidiaries, including certain carry plan partnerships, consolidated investment fund entities that are considered either variable interest entities (“VIE” or “VIEs”) for which the Partnership is considered the primary beneficiary as well as fund entities that meet the definition of a voting interest entity (“VOE” or “VOEs”) for which the Partnership holds a controlling financial interest as defined by GAAP (“Consolidated Investment Funds”) and any other subsidiary entities that meet the definition of a voting interest entity for which the Partnership holds a controlling financial interest as defined by GAAP. Consequently, the Partnership’s consolidated statements of financial condition reflect the assets and liabilities of the consolidated entities on a gross basis. Consolidated Investment Funds include certain

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collateralized loan obligation entities sponsored by the Partnership (“CLO Funds”) and a majority-owned affiliate (“MOA”). CLO Funds invest in leveraged loans and asset-backed securities and AG & Co., or a subsidiary thereof, serves as the collateral manager of the CLO Funds. The majority ownership interests in the CLO Funds and MOA are reflected as non-controlling interests in the accompanying consolidated statements of financial condition. The management fees and investment income earned from the Consolidated Investment Funds are eliminated in consolidation; however, the Partnership’s allocated share of the net income (loss) from these funds is increased (decreased) by the amount of these eliminated fees. Accordingly, the consolidation of these subsidiaries has no overall effect on the Partnership’s net assets.
Use of Estimates
The preparation of the consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the fair value of investments, reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The most significant estimate in these consolidated financial statements relates to the fair value of the investments held by the Partnership and the Consolidated Investment Funds.
Principles of Consolidation
Pursuant to the authoritative guidance on consolidation under GAAP, the Partnership performs an analysis using both the VIE and VOE consolidation models in order to determine whether certain types of legal entities should be consolidated. The Partnership first evaluates whether it holds a variable interest in an entity. If the Partnership does hold a variable interest, it must determine (i) whether the entity is a VIE and (ii) if the entity is a VIE, whether the Partnership is the VIE’s primary beneficiary.
VIEs are defined under GAAP as entities in which equity investors do not have the characteristics of a controlling financial interest or do not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support from other parties. The entity that consolidates a VIE is known as its primary beneficiary and is generally the entity which (i) has the power to direct the activities that most significantly impact the VIE’s economic performance, and (ii) has the right to receive the benefits from the VIE or the obligation to absorb losses of the VIE that could be significant to the VIE.
The Partnership determines whether it is the primary beneficiary of a VIE by performing an analysis that principally considers: which variable interest holder has the power to direct the activities of the VIE that most significantly impact the VIE’s economic performance; which variable interest holder has the obligation to absorb losses or the right to receive benefits from the VIE that could potentially be significant to the VIE; the VIE’s purpose and design, including the risks the VIE was designed to create and pass through its variable interest holders; the VIE’s capital structure; the terms between the VIE and its variable interest holders and other parties involved with the VIE; and related-party relationships. The Partnership determines whether it is the primary beneficiary of a VIE at the time it becomes involved with a VIE and reconsiders that conclusion periodically.
Entities that do not qualify as VIEs are generally assessed for consolidation as VOEs under the voting interest model. Under the voting interest, the Partnership consolidates those entities it controls through a majority voting interest. The Partnership does not consolidate VOEs in which the limited partners have substantive participating or kick-out rights. The Partnership consolidates those entities in which it has a controlling financial interest as defined by GAAP.
The Partnership’s Consolidated Investment Funds are not subject to these consolidation provisions with respect to their majority-owned and controlled investments. Consolidated Investment Funds reflect their investments on the consolidated statements of financial condition at their estimated fair value, with unrealized appreciations/depreciation resulting from changes in fair value reflected as a component of income, except as noted herein with respect to the consolidated CLO Funds.
In the MOA and certain CLO Funds, the Partnership, through its capital interest and residual interest, respectively, has variable interests that represent an obligation to absorb losses of, or right to receive benefit from, the MOA and CLO Funds that could potentially be significant to the entities. Therefore, the Partnership consolidates both the MOA and the respective CLO Funds as of December 31, 2022 and December 31, 2021.

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Additionally, the Partnership has launched certain CLO Funds in a warehouse phase. During a warehouse phase, the CLO Funds will secure investments and build a portfolio of primarily leveraged loans and other debt obligations intended for the future CLO Funds once launched utilizing leverage and under the management of AG & Co. or a wholly owned subsidiary as collateral manager. Equity of these CLO Funds may be invested in by the Partnership in the form of preferred equity. In its role as collateral manager of the CLO Fund, and through its ownership of the equity during the warehouse phase, the Partnership generally has the power to direct the activities of these CLO Funds. At December 31, 2022 and December 31, 2021, there were no CLO funds in the warehouse phase that the Partnership held substantial ownership of preferred equity to result in consolidation. Thus, there are no CLO Funds in the warehouse phase that are consolidated as of December 31, 2022 or December 31, 2021.
Deconsolidation of Consolidated Investment Funds
Effective February 2021, the Partnership no longer held economic interests in a consolidated CLO Fund that would be significant to the VIE due to the sale of subordinated notes previously held by the Partnership. Accordingly, the Partnership derecognized the related assets and liabilities of the CLO Fund. The total equity deconsolidated in February 2021 amounted to $10,859 which was held collectively by the Partnership before the deconsolidation event. The balance of cash and cash equivalents deconsolidated during 2021 was $15,512. A gain of $64 relating to the deconsolidation of the CLO Fund was included in net gain (loss) from investment activities and other on the consolidated statements of comprehensive income for the year ended December 31, 2021.
For purposes of consolidation, all material intercompany balances and transactions have been eliminated.
Non-controlling Interests
Non-controlling interests primarily represent the ownership interests in Consolidated Investment Funds held by limited partners or their equivalents as well as certain third party interests in consolidated subsidiaries of the Partnership and effective January 1, 2021, the interest of a founder affiliate investor of AG & Co. With respect to the year ended December 31, 2020 and prior to the 2021 Reorganization, the interests of AGEH and the non-controlling founder interests in AG & Co. were reflected as non-controlling interests for such year. The aggregate of the income or loss and corresponding equity that is not owned by the Partnership is included in non-controlling interests in the consolidated financial statements. Allocation of income to non-controlling interest holders is based on the respective entities’ governing documents.
Revenue Recognition
Revenue is recognized in accordance with the Financial Accounting Standards Board (the “FASB”) Topic 606 Revenue From Contracts With Customers (“ASC 606”), in a manner that depicts the transfer of promised goods or services to customers and for an amount that reflects the consideration which is expected to be entitled in exchange for those goods or services. Management is required to identify the contracts with customers, identify the performance obligations in a contract, determine the transaction price, allocate the transaction price to the performance obligations in the contract and recognize revenue when (or as) the entity satisfies a performance obligation. In determining the transaction price, variable consideration is included only to the extent that it is probable that a significant reversal in the amount of cumulative revenue recognized would not occur when the uncertainty associated with the variable consideration is resolved. The guidance requires an assessment of the principal versus agent in the arrangement based on the notion of control, which affects recognition of revenue on a gross or net basis.
Fees and Other
For the year ended December 31, 2022, December 31, 2021 and December 31, 2020, Fees and other are comprised primarily of management fees, incentive fee income and expense reimbursements as further discussed herein.
Management Fees
Management fees generally range from 0.37% to 2.00% of total commitments, funded commitments, cost of investments or Net Asset Value (“NAV”) based on terms specific to contractual agreements of each Investment Fund. Management fees are earned for investment advisory services provided to Investment Funds based on contractual

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agreements and represent performance obligations that AG & Co. satisfies over time. Management fees are a form of variable consideration for such services because the fees entitled to AG & Co. may vary based on fluctuations in the basis for the fees. Management fees are generally based upon a percentage of total commitments, funded commitments, cost of investments or NAV based on terms specific to contractual agreements of each Investment Fund. Management fees are recognized over the period in which such services are performed. Employees and other affiliates of the Partnership who invest in Investment Funds may not be charged a management fee. Additionally, management fees are presented gross of placement contract related fees.
Incentive Fee Income
The Partnership provides investment management services to certain Investment Funds and separate managed accounts in exchange for a management fee and, in some cases, an incentive fee when the Partnership is not entitled to performance allocations. The Partnership determined such fees together with the management fees earned from such contracts to represent the same performance obligation and are within the scope of the amended revenue guidance. Incentive fees are considered variable consideration because the fees entitled by AG & Co. may vary based on fluctuations in the basis for the fees typically a percentage of annual investment fund or management account profits and may also be subject to reversal, and therefore the recognition of such fees is deferred until the end of the measurement period when the performance-based incentive fees become fixed and determinable. After the contract is established, there are no significant judgments made when determining the transaction price. The Partnership defers recognition of incentive fees until any uncertainties in recognition of the variable consideration has passed. Incentive fee income and incentive allocation investment income are jointly referred to as “incentive income” herein.
Expense Reimbursements
In providing investment management and advisory services to the Investment Funds, the Partnership routinely contracts for services from third parties. In situations where the Partnership is viewed as having incurred these third-party costs on behalf of the Investment Fund and/or investments of Investment Funds, the cost of such services is presented net as a reduction of the Partnership’s revenues. In all other situations, when the Partnership is viewed as the principal to the contract, the expenses and related reimbursements associated with the services are presented on a gross basis, which are classified as part of the Partnership’s expenses, and reimbursements of such costs are classified as fees and other within revenues in the consolidated financial statements. After the contract is established, there are no significant judgments made when determining the transaction price. Expense reimbursements include reimbursement of certain compensation and benefits; general, administrative, and other; income tax expense and depreciation and amortization expenses included in the consolidated statements of comprehensive income.
Placement Contracts
The Partnership enters into placement arrangements with certain third parties from time to time on behalf of the Investment Funds. Under certain arrangements, placement agents are due a portion of the management fees or incentive income revenues earned from Investments Funds. Under certain other arrangements, placement agents earn a fixed fee based on investor commitments sourced. The Partnership is the principal for these fee sharing arrangements related to management fee and incentive income revenues earned from Investment Funds.
The Partnership determines whether the Investment Fund itself or the investors in the Investment Fund are its customer. If the investors to the Investment Funds are concluded to be its customer, then any placement contract fees relating to such investors will be capitalized and amortized over the life of the contract, which is generally the term of the Investment Fund. If the investors of Investment Fund are not its customer, then the entire cost is expensed as incurred. Such fees are presented as a component of general, administrative, and other on the consolidated statements of comprehensive income, and have been expensed in the amount of $17,785, $18,181, and $16,735 for the years ended December 31, 2022, December 31, 2021 and December 31, 2020, respectively.
Capital Allocation-Based Income
For the year ended December 31, 2022, December 31, 2021 and December 31, 2020, capital allocation-based income are comprised of incentive allocation investment income and GP investment income as further discussed herein.

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Incentive Allocation Investment Income
The Partnership accounts for incentive fee arrangements structured as an allocation of capital under guidance applicable to equity method investments, and therefore these arrangements are not within the scope of ASC 606. These amounts are included in capital allocation-based income on the consolidated statements of comprehensive income.
Open-End Funds and Close-End Funds
Open-end funds can issue and redeem interests to investors on an on-going basis at the then-current net asset values subject to the fund’s policies as specified in governing documents. The Partnership generally receives incentive fee income from its open-end funds typically based on a percentage of annual fund profits subject to prior year loss carry-forwards. In calculating incentive income from certain open-end funds, such profits are also reduced by minimum return hurdles. Incentive income is generally paid in the first quarter following the performance year and is generally not subject to repayment by the Partnership. For certain Investment Funds, incentive income may be paid during the calendar year if there are investor capital redemptions. Incentive fee allocations attributed to certain non-liquid investments (“side pocket investments”) owned by open-end funds are paid when the associated side pocket investments are realized.
The Partnership’s closed-end funds are typically structured as limited partnerships that generally have an 8–10-year term and have a specified period during which clients can subscribe for limited partnership interests in the fund. Once a client is admitted as a limited partner, that client is required to contribute capital when called by the general partner, and generally cannot withdraw its investment. The Partnership earns and is allocated incentive income from its closed-end funds which is generally equal to a percentage of the funds’ profits. The Partnership generally receives incentive income distributions after the capital and preferred return are paid back to investors. Incentive allocation investment income distributions are made initially under “catch-up” provisions which provide for accelerated distribution of incentive to the general partner. Incentive income received from closed-end funds is generally not subject to repayment by the Partnership. Employees and other affiliates of the Partnership who invest in Investment Funds may not be charged incentive or may receive a discounted incentive rate.
The Partnership recognizes incentive income allocations based on the amount allocated to the Partnership representing amounts that would be due if all fund investments and other assets were sold and all liabilities extinguished at reported values at the reporting date, otherwise known as the hypothetical liquidation at book value method. At each reporting date the Partnership calculates inception-to-date allocated incentive income and compares it to inception-to-date incentive income recorded as at the previous reporting date. The difference in inception-to-date incentive income as at two different reporting dates is reflected as capital allocation-based income in the consolidated statements of comprehensive income. As the fair value of fund investments varies between reporting periods, incentive allocated investment income is adjusted to reflect positive or negative performance.
If all existing investments of closed-end or similarly structured funds and side pocket investments of open-end funds became worthless on December 31, 2022, December 31, 2021 and December 31, 2020, the amount of accrued incentive income, net of related compensation, which would be reversed, is $288,609, $431,790 and $283,367, respectively.
GP Investment Income
GP investment income represents investment income earned by the Partnership on its various general partner and limited partner interests in the Investment Funds. The carrying value of equity method investments in investments where the Partnership exerts significant influence is generally determined based on the amounts invested, adjusted for the equity in earnings or losses of the investee allocated based on the Partnership’s ownership percentage, less distributions and any impairment. GP Investment income is included in capital allocation-based income on the consolidated statements of comprehensive income.

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Compensation and Benefits
Compensation and benefits consists primarily of (a) salary, bonus, and other benefits paid or payable to employees under employee compensation arrangements; (b) deferred compensation arrangements; (c) equity-based compensation associated with awards granted to certain employees; (d) performance allocation compensation.
Cash-based Compensation
Cash-based compensation consists primarily of salary, bonus, and other benefits paid or payable to employees under employee compensation arrangements.
Deferred Bonus Program
The Partnership has various compensation programs of which a portion of an employee’s annual bonus may be deferred over a period of time The deferred bonus will generally vest to employees over a requisite service period, and as a result, employees could forfeit the unvested portion of the bonus if the service requirements are not met. The Partnership recognizes compensation expense over the requisite service period of each bonus program as a component of cash-based compensation and has included the related liability as a component of accrued compensation and benefits on the consolidated financial statements.
Equity-based Compensation
The Partnership granted specific employees equity interests in AGPI. The value of these equity awards is based on the actual value stated in each contract. AG & Co. recognizes compensation expense over the requisite service period for the entire award and the amount of compensation expense that is recognized is at least equal to the grant-date value of the vested portion of the award. Certain equity-based compensation arrangements include both a service and a performance obligation. In such cases, the Partnership measures compensation expense when the performance condition is probable, following the recognition method previously stated.
Under various arrangements, the Partnership granted specific employees an entitlement to the value and earnings of a corresponding equity interest in AGPI which will be settled in cash rather than partnership interests. As a liability classified equity compensation award, the Partnership recognizes the fair value of the award as compensation expense initially at the grant date and continues to recognize changes in compensation expense due to changes in fair market value of the award at each reporting period, considering the requisite service period and performance conditions to the extent they apply. In such cases, the Partnership measures compensation expense when the performance condition is probable, following the recognition method previously stated.
The Partnership recognizes equity-based compensation expense related to its equity-based compensation arrangements as equity-based compensation of the consolidated statements of comprehensive income and includes any related liability as a component of accrued compensation and benefits on the consolidated statements of financial condition.
The Partnership’s policy is to recognize any forfeitures of equity awards in the period when the forfeiture occurs. Any previously recognized compensation expense for forfeited awards are reversed in such period as a net component of equity-based compensation expense on the consolidated financial statements.
Performance Allocation Compensation
In order to align the interests of the employees with those of the Partnership, certain of the Partnership’s employees have been granted profit sharing arrangements. The profit sharing interests entitle applicable employees to share in the incentive income earned from the funds they are involved in, which take the form of (i) contractual profit sharing limited partnership interests in internal carry plan partnerships consolidated by the Partnership (ii) other contractual agreements entitling employees to corresponding economics of actual profit sharing limited partnership interests in internal carry plan partnerships and (iii) other incentive profit sharing arrangements. When the Partnership records incentive income as either capital allocation-based income or fee revenues, a corresponding profit-sharing compensation expense is accrued. These amounts are generally payable when incentive income is distributed from the respective funds. Reversals of previously accrued incentive income will result in a corresponding reversal of profit-sharing compensation expense. Certain profit-

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sharing interests have applicable vesting terms and vest in annual increments during the life of the fund. If an employee forfeits unvested profit-sharing interests (e.g., by way of resigning from the Partnership), such forfeited profit-sharing interest is generally allocated to the remaining employees of the particular profit-sharing arrangement and continues to vest. Under certain of these arrangements, employees who forfeit their unvested interest are still entitled to receive their vested profit-sharing interest in the investment fund through its liquidation.
Cash and Cash Equivalents
Cash and cash equivalents include cash in accounts with banks and other financial institutions, highly liquid investments with original maturities of three months or less when acquired, and money market funds. Cash equivalents are recorded at cost plus accrued interest, which approximates fair value. Substantially all amounts are on deposit with major financial institutions, which exposes the Partnership to a certain degree of credit risk. Interest income earned on cash and cash equivalents is included in interest, dividends and other on the consolidated statements of comprehensive income.
Restricted Cash
Restricted cash balances relate to cash balances held as an interest reserve and accumulated from distributions received from certain of the Partnership’s investments in certain Investment Funds which collateralize the Partnership’s Credit Facility. Such amounts are restricted until expiration of the next quarterly interest payment date at which time, such amounts become free from restriction to the Partnership.
Cash and Cash Equivalents held by Consolidated Investment Funds
Cash and cash equivalents held by Consolidated Investment Funds represent cash and cash equivalents that are held by Consolidated Investment Funds and are not available to fund the general liquidity needs of the Partnership.
Fair Value Measurements
Accounting Standards Codification (“ASC”) Topic 820, Fair Value Measurement, establishes a fair value hierarchy that prioritizes and ranks the level of observability of inputs used to measure the investments at fair value. The observability of inputs is impacted by a number of factors, including the type of investment, characteristics specific to the investment, market conditions and other factors. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level I measurements) and the lowest priority to unobservable inputs (Level III measurements). Investments with readily available quoted prices or for which fair value can be measured from quoted prices in active markets will typically have a higher degree of input observability and a lesser degree of judgment applied in determining fair value. The three levels of the fair value hierarchy under ASC 820 are as follows:
Level I – Pricing inputs are unadjusted, quoted prices in active markets for identical assets or liabilities as of the measurement date.
Level II – Pricing inputs are other than quoted prices included within Level I that are observable for the investment, either directly or indirectly. Level II pricing inputs include quoted prices for similar investments in active markets, quoted prices for identical or similar investments in markets that are not active, inputs other than quoted prices that are observable for the investment, and inputs that are derived principally from or corroborated by observable market data by correlation or other means. The types of investments generally included in Level II are restricted securities listed in active markets, corporate bonds, and loans.
Level III – Pricing inputs are unobservable and include situations where there is little, if any, market activity for the investment. The inputs used in the determination of fair value require significant judgment and estimation.
In certain cases, the inputs used to measure fair value might fall within different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the investment is categorized in its entirety falls was determined based on the lowest level input that is significant to the investment in its entirety. Our assessment of the significance of a particular input to the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to the financial instrument. The categorization of an investment

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within the hierarchy is based upon the pricing transparency of the investment and does not necessarily correspond to the perceived risk of that investment.
In certain instances, an investment that is measured and reported at fair value may be transferred into or out of Level I, II, or III of the fair value hierarchy.
In certain cases, debt and equity securities are valued on the basis of prices from an orderly transaction between market participants provided by reputable dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrices, market transactions in comparable investments and various relationships between investments. When a debt is valued based on dealer quotes, the Partnership subjects those quotes to various criteria in making the determination as to whether a particular investment would qualify for treatment as a Level II or Level III investment. Some of the factors considered include the number and quality of quotes, the standard deviations of the observed quotes and the corroboration of the quotes to independent pricing services.
Level III investments may include common and preferred equity securities, corporate debt, and other privately issued securities. When observable prices are not available for these securities, one or more valuation techniques (e.g., the market approach and/or the income approach) for which sufficient and reliable data is available are used. Within Level III, the use of the market approach generally consists of using comparable market transactions or other data, while the use of the income approach generally utilizes the net present value of estimated future cash flows, adjusted, as appropriate, for liquidity, credit, market, and other risk factors. Due to the inherent uncertainty of these valuations, the fair values reflected in the accompanying consolidated financial statements may differ materially from values that would have been used had a readily available market for the investments existed and may differ materially from the values that may ultimately be realized. The period of time over which the underlying assets of the investments will be liquidated is unknown.
For the consolidated CLO Funds, the Partnership uses the measurement alternative included in the collateralized financing entity guidance (the “Measurement Alternative”). The Partnership has determined that the fair value of the financial assets of the consolidated CLO Funds is more observable than the fair value of the financial liabilities of the consolidated CLO Funds. As a result, the financial assets of the consolidated CLO Funds are being measured at fair value and the financial liabilities are being measured in consolidation as: (i) the sum of the fair value of the financial assets and the carrying value of any non-financial assets that are incidental to the operations of the CLO Funds less (ii) the sum of the fair value of any beneficial interests retained by the Partnership (other than those that represent compensation for services) and the Partnership’s carrying value of any beneficial interests that represent compensation for services. The resulting amount is allocated to the individual financial liabilities (other than the beneficial interests retained by the Partnership).
Investments
The Partnership has investments in Investment Funds through GP investments and accrued incentive allocations as well as investments in other securities, investments held to maturity and investments in other partnerships as further discussed below.
GP Investments
The Partnership makes general partner and/or limited partner investments to certain Investment Funds. The Partnership’s equity investments in Investment Funds (“Equity Method Investments – GP Investments”) are recorded using the equity method of accounting as the Partnership has significant influence over such funds but which do not meet the consolidation requirements. Equity in net income (loss) of Investment Funds represents the Partnership’s pro-rata share of income or loss from these Funds and is recorded as a component of capital allocation-based income in the consolidated statements of comprehensive income.
Accrued Incentive Allocations
Incentive allocation investment income is allocated to the Partnership based on the performance of Investment Funds and recognized as a component of Investments as accrued. The Partnership calculates inception-to-date incentive income at the reporting date and the change in accrued incentive income for the reporting period is reflected as a component of capital allocation-based income on the accompanying consolidated statements of comprehensive income as

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discussed previously in Note 2 herein. Incentive income which was crystalized and/or declared and is due and payable to the Partnership is transferred from investments and reflected as a component of due from affiliates on the accompanying consolidated statements of financial condition until collected. While incentive fee income is calculated and allocated consistent with that of incentive allocation investment income as described herein, recognition of such amounts will be deferred until any uncertainties in recognition of this variable consideration is passed.
Other Securities
AG Funds invests in securities in strategies similar to some of the ones invested in by the Investment Funds. The Partnership has designated such investments as trading securities as defined in GAAP authoritative guidance on accounting for investments. Such securities are measured at fair value in the consolidated statements of financial condition, with realized gains (losses) and change in unrealized appreciation/depreciation included in gain (loss) from investment activities and other on the consolidated statements of comprehensive income.
Investments Held to Maturity
The Partnership holds investments in the notes issued by CLO Funds that are held to maturity. The Partnership has the intent and ability to hold these investments until maturity. Held to maturity securities are stated at amortized cost, adjusted for amortization of premiums and accretion of discounts to maturity computed under the effective interest method. The effective interest method uses projected cash flows, and includes uncertainties and contingencies that are difficult to predict and are subject to future events that may impact estimated interest income prospectively. Certain tranches of the notes were purchased at a discount and are being amortized back to par value until they mature at various dates between 2033 to 2035. If the Partnership failed to keep these investments as held to maturity it would be required to be reclassified as trading securities and would be measured at fair value. Where applicable, impairment is recognized related to investments in the CLO Funds in accordance with U.S. GAAP. The CLO Funds evaluate securities for impairment on a security-by-security basis based on adverse changes in expected cash flows. There was no impairment charge recognized for the years ended December 31, 2022, December 31, 2021 and December 31, 2020.
Investments in Other Partnerships
The Partnership holds investments in outside partnerships in which it does not have significant influence, nor does it hold for trading purposes. The investments qualify as financial instruments, and the Partnership has elected the fair value option to carry such investments at fair value which is disclosed in Note 4. These investments are measured at fair value in the consolidated statements of financial condition with period realized gains and losses and unrealized gains and losses included in gain (loss) from investment activities and other of the consolidated statements of comprehensive income.
Investment Related Transactions
Investment transactions and the related revenue and expenses are recorded on a trade-date basis. For investments other than investments in Investment Funds and other partnerships, realized gains and losses on investment transactions are determined by first-in, first-out basis. In the case of the Consolidated Investment Funds and other partnerships, realized gains and losses on investment transactions are determined following a specific identification method. Net gain (loss) from investment activities and other of the consolidated CLO Funds are presented within net gains (losses) from investment activities and other within investment income for Consolidated Investment Funds on the consolidated statements of comprehensive income.
Interest, Dividends and Other
Interest income and interest expense are recognized on an accrual basis. Interest income on debt is accrued and recognized for those issuers who are currently paying in full or expected to pay in full. For those issuers who are in default or expected to default, interest is not accrued and is only recognized when received. Interest income and expense include discounts accreted and premiums amortized on certain debt instruments as determined in good faith by the Partnership and calculated using the effective interest method. Paydown gains and losses on fixed income securities are reported in interest income on the consolidated statements of comprehensive income. Interest received in-kind, computed at the contractual rate specified in each investment agreement, is added to the principal balance of the investment, and reported as interest

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income within net gain (loss) from investment activities and other within investment income for the Consolidated Investment Funds on the consolidated statements of comprehensive income.
Dividend income on investments owned is recognized on the ex-dividend date, net of applicable withholding taxes. Dividend expense on investments sold, but not yet purchased is recognized on the ex-dividend date. Other income is included within interest, dividend and other the consolidated statements of comprehensive income.
Due From Affiliates
Receivable from Related Parties
Receivable from related parties consists primarily of expense reimbursements due from Investment Funds and are included within due from affiliates on the consolidated statements of financial condition. The Partnership recognizes receivables for expenses that will be reimbursed by the Investment Funds and investments of Investment Funds at invoiced amounts less an allowance for doubtful accounts. The Partnership evaluates each Investment Fund’s account and establishes an allowance for doubtful accounts when, based on current information and events, it is probable that amounts will not be collected, and such amounts can be reasonably estimated. The allowance is the Partnership’s best estimate of the amount of probable credit losses in its existing accounts receivable. Account balances are charged off against the allowance after all means of collection have been exhausted and the potential for recovery is considered remote.
Management Fees and Incentive Income Receivable
The Partnership recognizes receivables for management fees and incentive income that are earned from Investment Funds at invoiced amounts. Receivables for incentive income includes accrued incentive balances from both incentive fee income and incentive allocation investment income which have been crystalized, declared and due and payable, and are included within due from affiliates on the consolidated statements of financial condition. The Partnership evaluates each Investment Fund’s account and establishes an allowance for doubtful accounts when, based on current information and events, it is probable that amounts will not be collected, and such amounts can be reasonably estimated. On December 31, 2022 and December 31, 2021, the Partnership has determined no allowance for doubtful accounts is required to be recorded. The Partnership’s policy on these receivables is not to charge interest on delinquent payments.
Other Assets
Fixed Assets
Fixed assets consist primarily of furniture, fixtures, equipment, computer hardware and software, and leasehold improvements and are recorded at cost less accumulated depreciation and amortization. Depreciation of furniture, fixtures, equipment and computer hardware and software is recorded over the estimated useful life of the asset, generally three to seven years, using the straight-line method. Leasehold improvements are amortized using the straight-line method, over the shorter of the respective estimated useful life or the lease term. Fixed assets are included within other assets on the consolidated statements of financial condition.
Prepaids and Other Assets
Prepaids and other assets, which are included in other assets on the consolidated statements of financial condition consist primarily of prepaid insurance, certain software implementation costs, deferred tax assets and other prepaid operating expenses and deposits.
The Partnership identified certain implementation and development costs relating to cloud computing arrangements and deferred them in accordance with ASU 2018-15 which was adopted in a previous year. Deferred costs are expensed on a straight-line basis over the non-cancelable term of the hosting arrangement when the related component of the hosting arrangement is ready for its intended use.

AG Partner Investments, L.P.
Notes to Consolidated Financial Statements
(dollars in thousands)
Other Assets of Consolidated Funds
At December 31, 2022 and December 31, 2021, the Partnership records receivables from brokers, which are financial institutions for unsettled bank debt related to term loans, and interest and dividends receivable of which 100% are related to the Consolidated Investment Funds within other assets of Consolidated Investment Funds, within the consolidated statements of financial condition.
Leases
In February 2016, FASB issued Accounting Standards Update (“ASU”) No. 2016-02, Leases (Topic 842), (“ASC 842”) which supersedes existing guidance on accounting for leases in Leases (Topic 840) and generally requires all leases to be recognized in the consolidated statements of financial condition. The standard is effective for annual periods beginning after December 15, 2021, and interim periods within annual periods beginning after December 15, 2022, with early adoption permitted. The standard was issued to increase transparency and comparability among organizations by requiring the recognition of ROU assets and lease liabilities on the balance sheet. Most prominent among the changes in the standard is the recognition of ROU assets and lease liabilities by lessees for those leases classified as operating leases. Under the standard, disclosures are required to meet the objective of enabling users of financial statements to assess the amount, timing, and uncertainty of cash flows arising from leases.
The Partnership adopted the standard effective January 1, 2022, using the modified retrospective approach. The standard resulted in a recognition of ROU assets and lease liabilities for operating leases of $99,391 and $118,335 respectively as of January 1, 2022, with the difference between the right-of-use assets and the lease liabilities primarily due to the existing deferred rent liability balance as of the adoption date.
Effective with the adoption of ASC 842, at contract inception, the Partnership determines if an arrangement contains a lease by evaluating whether (i) an identified asset was deployed in a contract explicitly or implicitly and (ii) the Partnership obtains substantially all the economic benefits from the use of that underlying asset and directs how and for what purpose the asset is used during the term of the contract. Additionally, at contract inception the Partnership will evaluate whether the lease is an operating or finance lease. Right-of use (“ROU”) assets represent the Partnership’s right to use an underlying asset for the lease term and operating lease liabilities represent the Partnership’s obligation to make lease payments arising from the lease. Operating lease liabilities are recognized at the commencement date based on the present value of the lease payments over the lease term. To the extent these payments are fixed or determinable, they are included as part of the lease payments used to measure the lease liability. The Partnership’s ROU assets are recognized as the initial measurement of the lease liabilities plus any initial direct costs and any prepaid lease payments less lease incentives received, if any. The lease terms may include options to extend or terminate the lease which are accounted for when it is reasonably certain that the Partnership will exercise that option. As the discount rate implicit to the lease is not readily determinable, the incremental borrowing rates of the Partnership were used for all leases. The incremental borrowing rates are based on the information available including, but not limited to, collateral assumptions, the term of the lease, and the economic environment in which the lease is denominated at the commencement date.
The Partnership elected the package of practical expedients provided under the guidance. The practical expedient package applies to leases commenced prior to the adoption of the new standard and permits companies not to reassess whether existing or expired contracts are or contain a lease, the lease classification, and any initial direct costs for any existing leases. The Partnership has elected to not separate the lease and non-lease components within the contract. Therefore, all fixed payments associated with the lease are included in the ROU asset and the lease liability. These costs often relate to the fixed payments for a proportionate share of real estate taxes, common area maintenance and other operating costs in addition to a base rent. Any variable payments related to the lease are recorded as lease expense when and as incurred. The Partnership has elected this practical expedient for all lease classes. The Partnership did not elect the hindsight practical expedient. The Partnership has elected the short-term lease expedient. A short-term lease is a lease that, as of the commencement date, has a lease term of 12 months or less and does not include an option to purchase the underlying asset that the lessee is reasonably certain to exercise. For such leases, the Partnership will not apply the recognition requirements of ASC Topic 842, Leases and instead will recognize the lease payments as lease cost on a straight-line basis over the lease term.

AG Partner Investments, L.P.
Notes to Consolidated Financial Statements
(dollars in thousands)
The Partnership’s leases primarily consist of operating leases for real estate, which have remaining terms of 1 to 9 years. Some of those leases include options to extend for additional terms ranging from 1 to 5 years. The Partnership’s other leases, including those for office equipment and storage, are not significant. Additionally, the Partnership’s leases do not contain restrictions or covenants that restrict the Partnership from incurring other financial obligations. The Partnership also does not provide any residual value guarantees for the leases or have any significant leases that have yet to be commenced. From time to time, the Partnership enters into certain sublease agreements that have terms similar to the remaining terms of the master lease agreements between the Partnership and the landlord.
Operating lease ROU assets and lease liabilities are presented in the consolidated statements of financial condition in other assets and other liabilities, respectively. Operating lease expense is recognized on a straight-line basis over the lease term and is recorded within general, administrative and other expenses in the Partnership’s consolidated statements of comprehensive income (see Note 9 to the consolidated financial statements).
At December 31, 2021 and for the annual periods ended December 31, 2021 and December 31, 2020, the Partnership accounted for its operating leases under previous accounting standards in effect prior to adoption of ASC 842. In accordance with such previous standards, ROU assets and lease liabilities were not recognized by the Partnership and operating lease expense is accrued to recognize lease escalation provisions, rent abatement and other inducements provided by the landlord on a straight-line basis over the lease term and renewal periods, where applicable. Lease expense is recorded within general, administrative and other expenses in the consolidated statements of comprehensive income.
Repurchase Agreements
The Partnership, through its a subsidiary, has financed the purchase of certain investments in the debt tranches of certain CLO Funds through a repurchase agreement. The Partnership records these investments as an asset and the related borrowings under the repurchase agreements are recorded as a liability on the consolidated statements of financial condition. The amount borrowed is the amount equal to the debt investment outstanding in the CLO. Interest income earned and interest expense incurred on the repurchase obligation are reported on the consolidated statements of comprehensive income. Accrued interest receivable on investments and accrued interest payable on repurchase agreements are included in accounts payable and accrued expenses on the consolidated statements of financial condition.
Securities sold under agreements to repurchase are accounted for as collateralized financing transactions. The Partnership provides securities to counterparties to collateralize amounts borrowed under repurchase agreements on terms that permit the counterparties to repledge or resell the securities to others. Securities transferred to counterparties under repurchase agreements are included within investments in the consolidated statements of financial condition. Cash received under a repurchase agreement is recognized as a liability within securities sold under agreements to repurchase in the consolidated statements of financial condition. Interest expense is recognized on an effective yield basis and is included within interest expense in the consolidated statements of comprehensive income.
Other Liabilities
The Partnership’s other liabilities consist of leases liability and payable to brokers. Refer to Note 7 Other Liabilities for further details.
Payable to Brokers
At December 31, 2022 and 2021, the Partnership records payables due to brokers, which are financial institutions, for unsettled bank debt related to term loans, of which 100% are related to the Consolidated Investment Funds. Payable to brokers are included in other liabilities of Consolidated Investment Funds within the consolidated statements of financial condition.
Investments Sold, but Not Yet Purchased
The Partnership engages in short sales in strategies similar to some of the ones invested in by Investment Funds. Short selling involves selling securities that are not owned by the seller and borrowing the same securities for delivery to the purchaser. The Partnership is exposed to a loss to the extent that the security price increases during the time from when the Partnership borrowed the security to when it purchases it in the market to cover the short. The Partnership is required to

AG Partner Investments, L.P.
Notes to Consolidated Financial Statements
(dollars in thousands)
return securities equivalent to those borrowed for the short sale at the lender’s demand. Pending the return of such securities, the Partnership is generally required to deposit with the lender as collateral the proceeds of the short sale plus additional cash or securities. The amount of the required deposit, the cash amount of which earns interest, is adjusted periodically to reflect any change in the market price of the securities that the Partnership is required to return to the lender. These investments are determined to be trading securities and as a result are carried at fair value. The proceeds received from short sales are recorded as liabilities and the Partnership records a change in unrealized appreciation or depreciation to the extent of the difference between the proceeds received and the value of the open short position. The Partnership records a realized gain or loss when the short position is closed. Potential losses from investments sold, but not yet purchased are unlimited. Investments sold but not yet purchased are included within other liabilities when applicable in the consolidated statements of financial condition. There were no such amounts recorded at December 31, 2022 and December 31, 2021.
Due to Affiliates
Due to affiliates is comprised primarily of distributions payable to partners. The general partner of the Partnership determines the timing and amount of capital distributions at its own discretion. The Partnership records capital distributions when they are fixed and determinable.
Partners’ Capital
Partnership Terms
AGPI maintains a separate capital account for each partner. Effective January 1, 2021, capital accounts are separately maintained between each partner’s respective interests in Opco Assets and Carry Co Assets. Participation percentages, with respect to Opco Assets and Carry Co Asset interests, are maintained for each partner and are determined based on their proportionate share of capital at the end of each fiscal period, inclusive of any unvested notional of REI awards (see Note 10). Comprehensive income (loss) for any fiscal period is allocated to partners based on their respective participation percentages as of the beginning of each fiscal period. Certain items of comprehensive income (loss) may be specifically allocable to only founder partners. The Partnership may accept capital subscriptions at any times the General Partner may permit. Capital contributions and capital distributions may be made from the Partnership to partners, in accordance with their participation percentages at any times the General Partner determines based on liquidity needs or sources. Distributions may include tax distributions and other distributions of operating profits or capital. Partners are generally only able to redeem their capital upon consent of the General Partner. If a partner ceases to be an employee of AG & Co, the General Partner will generally redeem their Opco Assets interest over a period of up to three years, which is subject to acceleration based on discretion of the General Partner. With respect to their Carry Co Assets interest, the partner will continue to be a partner in the Partnership unless the General Partner permits a redemption otherwise. Partners subscribe and redeem from the Partnership with respect to their Opco Assets at book value and as a result, the Opco Asset interests are considered a book value plan. Opco Asset interests are classified as equity and non-compensatory in nature, unless granted as a REI award (see Note 10). Other than REI awards, Carry Co Asset interests are neither a book value plan nor are they compensatory in nature.
Non-recourse Partner Loans
AGPI, and prior to January 1, 2021, AG & Co., GPLP and AGEH made loans to certain founder and senior employee partners in connection with their financing of capital contributions and subscriptions to the Partnership. Such loans accrue interest at a range of interest rates of .040% to 3.25% over the three year period ended December 31, 2022. The partner loans are secured by the partner’s capital balances in the Partnership. The loans generally require annual payments of interest and require mandatory repayment of outstanding principal and any unpaid accrued interest from certain Partnership distributions and from any partial or full redemptions of partner’s capital balances. Outstanding principal and accrued interest is recorded by the Partnership in partners’ capital. Interest income is included as a component of interest, dividends and other of the consolidated statements of comprehensive income.
Comprehensive Income (Loss)
Comprehensive income (loss) consists of net income (loss) and other comprehensive income (loss). The Partnership’s other comprehensive income (loss) is comprised of foreign currency cumulative translation adjustments discussed herein.

AG Partner Investments, L.P.
Notes to Consolidated Financial Statements
(dollars in thousands)
Foreign Currency
The consolidated financial statements and transactions of the Partnership’s foreign subsidiaries are maintained in their functional currencies and translated into U.S. dollars. Results of foreign operations are translated at the average reporting period exchange rates. The net assets of foreign operations are translated into U.S. dollars using current exchange rates. The U.S. dollar results that arise from such translation are included in the foreign currency translation adjustments in accumulated other comprehensive income which is a component of Partners’ Capital. Remeasurement gains and losses, along with foreign currency gains and losses resulting from transactions in currencies other than the functional currency are included in net gain (loss) from investment activities and other on the consolidated statements of comprehensive income.
Income Taxes
The Partnership does not record a provision for U.S. federal, state, or local income taxes because the Partnership itself is not subject to U.S. income taxes except as noted otherwise herein. Partners are individually responsible to report their share of the Partnership’s income or loss on their income tax returns, if required to file. Certain non-U.S. sourced interest, dividends and other income realized by the Partnership as well as capital gains realized by the Partnership on the sale of securities of non-U.S. issuers may be subject to a tax at prevailing treaty or standard withholding rates with the applicable country or local jurisdiction. Applicable withholdings have been incorporated into the recognition of dividend, interest, other income and gain (loss) on investment activities on the accompanying consolidated statements of comprehensive income. Additionally, certain income and capital gains may be subject to withholding by U.S. state and local jurisdictions for the partners. Withholding tax payments are paid by either the Partnership or by underlying investment entities and are treated as distributions to the partners on whose behalf the tax payments are made.
In accordance with authoritative guidance under U.S. GAAP, the Partnership recognizes the benefits of uncertain tax positions only when the position is “more likely than not” to be sustained in the event of examination by tax authorities, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The maximum tax benefit recognized is limited to the amount that is more than fifty percent likely to be realized upon ultimate settlement with the relevant taxing authority. As of December 31, 2022 and December 31, 2021 and for the years ended December 31, 2022, December 31, 2021 and December 31, 2020, the Partnership was not required to establish a liability for uncertain tax positions under the authoritative guidance on accounting for and disclosure of uncertainty in tax positions.
As prescribed by the tax laws of jurisdictions in which it operates, the Partnership files an income tax return in the U.S. federal jurisdiction and may file income tax returns in various U.S. states and foreign jurisdictions. In the normal course of business, the Partnership is subject to examination by federal, state, local and foreign jurisdictions, including examination of prior year tax returns, generally the last three years, where applicable. If such examinations result in changes to the Partnership’s profit and losses, tax liabilities of the partners could be changed accordingly.
AG & Co. conducts a business in New York City and as a result is subject to an unincorporated business tax of 4% on its New York City sourced taxable profits. As a result, for the year ended December 31, 2022, December 31, 2021 and December 31, 2020, the Partnership has recorded a current tax provision of $1,790, $1,697, and $1,930, respectively which was incorporated as a component of income tax expense on the accompanying consolidated statements of comprehensive income.
Deferred taxes are provided for using the liability method, which provides for temporary differences between the financial reporting and income tax basis of the Partnership’s assets and liabilities. Deferred income tax assets are also recognized for tax net operating loss carryforwards. These deferred income tax assets and liabilities are measured using the enacted tax rates and laws that will be in effect when such amounts are expected to be reversed or utilized. Valuation allowances are provided to reduce such deferred income tax assets to amounts more likely than not to be ultimately realized. At December 31, 2022 and December 31, 2021, management has identified there to be no such temporary timing differences which would result in a deferred tax provision for New York City unincorporated business taxes.
Certain of the Partnership’s foreign subsidiaries are subject to taxation by local government on its local taxable profits. Current and deferred tax expenses have been incorporated as a component of Income tax expense. Deferred income tax assets are recognized for the amounts of operating expenses incurred but not yet deductible for local income tax purposes. Valuation allowances are provided to reduce such deferred income tax assets to amounts more likely than not to be ultimately realized.

AG Partner Investments, L.P.
Notes to Consolidated Financial Statements
(dollars in thousands)
Recent Accounting Pronouncements
The Partnership considers the applicability and impact of all accounting standard updates (“ASU”) issued by the Financial Accounting Standards Board (“FASB”). ASUs not listed below were addressed and either determined to be not applicable or expected to have minimal impact on the Company’s consolidated financial statements.
In May 2016, the FASB issued ASU 2016-13, Financial Instruments - Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments. The objective of the guidance in ASU 2016-13 is to allow entities to recognize estimated credit losses in the period that the change in valuation occurs. ASU 2016-13 requires an entity to present financial assets measured on an amortized cost basis on the balance sheet net of an allowance for credit losses. Available for sale and held to maturity debt securities are also required to be held net of an allowance for credit losses. The guidance should be applied using a modified retrospective approach. ASU 2016-13 is effective for public entities for annual reporting periods beginning after December 15, 2019, and interim periods within those reporting periods. Early adoption is permitted for annual and quarterly reporting periods beginning after December 15, 2018. For all other entities the guidance is effective beginning after December 15, 2022, including interim periods within those reporting periods. The Partnership has evaluated ASU 2016-13 and concluded that there was no material impact on the consolidated financial statements upon the Partnership’s adoption on January 1, 2023.
In March 2020, the FASB issued ASU 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”). ASU 2020-04 provides optional expedients and exceptions to U.S. GAAP requirements for modifications to debt agreements, leases, derivatives, and other contracts related to the expected market transition from the London Interbank Offered Rate (“LIBOR”), and certain other floating rate benchmark indices to alternative reference rates. ASU 2020-04 generally considers contract modifications related to reference rate reform to be an event that does not require contract remeasurement at the modification date nor a reassessment of a previous accounting determination. In January 2021, the FASB clarified the scope of that guidance with the issuance of ASU 2021-01, Reference Rate Reform: Scope. This ASU provides optional guidance for a limited period of time to ease the burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. These optional expedients and exceptions are effective as of March 12, 2020 through June 2023. Adoption is permitted at any time. The Partnership has evaluated ASU 2020-04 and concluded that there was no material impact on the consolidated financial statements upon the Partnership’s adoption on January 1, 2023.
3.Investments
Investments on December 31, consisted of the following:

	December 31,
	2022	2021
Investments owned by Consolidated Investment Funds, at fair value	$1,316,531	$1,398,582
Total investments owned by Consolidated Investment Funds	$1,316,531	$1,398,582

Investments owned by the Partnership:
Equity Method Investments – GP Investments	$221,982	$251,019
Accrued incentive allocation investment income	767,169	980,852
Other securities, at fair value	505	—
Investments in other partnerships, at fair value	4,047	3,422
Investments held to maturity, at amortized cost	87,797	93,378
Total investments owned by the Partnership	$1,081,500	$1,328,671
The Partnership received distributions from Investment Funds in the amount of $321,678, $354,107, and $182,653 during the years ended December 31, 2022, 2021, and 2020, respectively.
GP Investments and Accrued Incentive Allocation Investment Income
The Partnership’s GP investments and accrued incentive allocation investment income balances at December 31, 2022 and December 31, 2021 related to Investment Funds included the following asset classes:

AG Partner Investments, L.P.
Notes to Consolidated Financial Statements
(dollars in thousands)

	December 31, 2022
	GP investments	Accrued incentive allocation investment income	Total
Credit	$113,257	$169,618	$282,875
Real Estate	66,109	560,265	626,374
Private Equity	2,640	29,270	31,910
Multistrategy	39,976	8,016	47,992
	$221,982	$767,169	$989,151

	December 31, 2021
	GP investments	Accrued incentive allocation investment income	Total
Credit	$132,201	$285,815	$418,016
Real Estate	66,716	625,464	692,180
Private Equity	3,825	46,956	50,781
Multistrategy	48,277	22,617	70,894
	$251,019	$980,852	$1,231,871
Other Securities, at Fair Value
The Partnership’s investments in other securities which are comprised of equity call options.
Investments in Other Partnerships, at Fair Value
The Partnership’s investments in other partnerships which are primarily comprised of investments in private placement partnerships.
Investments Held to Maturity, at Amortized Cost
The Partnership holds investments in the notes issued by CLO Funds that are held to maturity. The Partnership has the intent and ability to hold these investments until maturity. Held to maturity securities are stated at amortized cost, adjusted for amortization of premiums and accretion of discounts to maturity computed under the effective interest method. The effective interest method uses projected cash flows, and includes uncertainties and contingencies that are difficult to predict and are subject to future events that may impact estimated interest income prospectively. Certain tranches of the notes were purchased at a discount and are being amortized back to par value until they mature at various dates between 2033 to 2035. If the Partnership failed to keep these investments as held to maturity, it would be required to be reclassified as trading securities and would be measured at fair value. The fair value of investments held to maturity is $79,183 and $93,296 at December 31, 2022, and December 31, 2021, respectively. Where applicable, impairment is recognized related to investments in the CLO Funds in accordance with U.S. GAAP. The CLO Funds evaluate securities for impairment on a security-by-security basis based on adverse changes in expected cash flows. There was no impairment charge recognized for the years ended December 31, 2022, December 31, 2021 and December 31, 2020.

AG Partner Investments, L.P.
Notes to Consolidated Financial Statements
(dollars in thousands)
Concentrations of Investments Owned by Consolidated Investment Funds, at Fair Value
Investments owned by Consolidated Investment Funds on December 31, are comprised of investments in fixed income securities and equities and are summarized below.

	December 31,
	2022	2021
Investments, at fair value
United States
Consumer	$359,378	$376,985
Energy and Natural Resources	124,947	127,382
Financials	36,076	43,167
Healthcare	109,260	130,696
Industrials	508,919	521,119
Telecommunications	31,525	55,619
Total United States	1,170,105	1,254,968

Canada
Consumer	10,062	3,129
Healthcare	5,504	—
Industrials	15,362	17,943
Telecommunications	—	591
Total Canada	30,928	21,663

European Union & United Kingdom
Consumer	53,474	44,313
Healthcare	2,325	4,168
Industrials	45,011	55,823
Telecommunications	7,519	10,592
Total European Union & United Kingdom	108,329	114,896

Bermuda
Industrials	—	7,055

Central America
Industrials	7,169	—
Total investments held through the Consolidated Investment Funds (cost $1,424,512 and $1,411,902 respectively)	$1,316,531	$1,398,582

AG Partner Investments, L.P.
Notes to Consolidated Financial Statements
(dollars in thousands)
4.Fair Value Measurement of Financial Instruments
The following tables summarize the financial instruments carried on the consolidated statements of financial condition at fair value on a recurring basis within the valuation hierarchy. Investments in other partnerships have been valued utilizing NAV as a practical expedient, and are excluded from the tables below:

	December 31, 2022
	Level I	Level II	Level III	Total
Assets
Financial Instruments owned by Consolidated Investment Funds
Equity investments, common stock	$—	$18	$—	$18
Fixed income securities, bank debt	—	1,223,701	92,812	1,316,513
Total Financial Instruments owned by Consolidated Investment Funds	—	1,223,719	92,812	1,316,531
Financial Instruments owned by the Partnership
Cash equivalents	339,146	—	—	339,146
Other securities, at fair value	—	—	505	505
Total Financial Instruments owned by the Partnership	339,146	—	505	339,651
Total	$339,146	$1,223,719	$93,317	$1,656,182

Liabilities
Financial Instruments owned by Consolidated Investment Funds
CLO notes payable	$—	$—	$1,310,701	$1,310,701
Total	$—	$—	$1,310,701	$1,310,701

	December 31, 2021
	Level I	Level II	Level III	Total
Assets
Financial Instruments owned by Consolidated Investment Funds
Equity investments, common stock	$—	$76	$659	$735
Fixed income securities, bank debt	—	1,275,155	122,692	1,397,847
Total Financial Instruments owned by Consolidated Investment Funds	—	1,275,231	123,351	1,398,582
Financial Instruments owned by the Partnership
Cash equivalents	37,532	—	—	37,532
Total Financial Instruments owned by the Partnership	37,532	—	—	37,532
Total	$37,532	$1,275,231	$123,351	$1,436,114

Liabilities
Financial Instruments owned by Consolidated Investment Funds
CLO notes payable	$—	$—	$1,399,436	$1,399,436
Total	$—	$—	$1,399,436	$1,399,436

AG Partner Investments, L.P.
Notes to Consolidated Financial Statements
(dollars in thousands)
In addition to the techniques and inputs noted in the table below, in accordance with the valuation policy, other valuation techniques and methodologies are used when determining fair value measurements. The table below is not intended to be all-inclusive, but rather provides information on the significant Level III inputs as they relate to the Partnership’s fair value measurements (fair value measurements in thousands):

	December 31, 2022
	Fair Value	Valuation Technique(s)	Unobservable Input(s)	Range (Weighted Average)
Assets
Financial Instruments owned by Consolidated Investment Funds
Fixed income securities, bank debt (1)	$92,812	—	—	—
Financial Instruments owned by the Partnership
Other securities, at fair value	$505	Black Scholes Model	Volatility	40%
Liabilities
Financial Instruments owned by Consolidated Investment Funds
CLO notes payable	$1,310,701	N/A(2)	N/A	N/A
_______________
(1)Bank debt investments have been valued primarily using unadjusted external pricing sources. As such, no significant unobservable inputs have been utilized by the Partnership and have therefore been excluded from the table above.
(2)CLO notes payable are classified based on the more observable fair value of the CLO financial assets, less (i) the fair value of any beneficial interests held by the Partnership and (ii) the carrying value of any beneficial interests that represent compensation for services.

	December 31, 2021
	Fair Value	Valuation Technique(s)	Unobservable Input(s)	Range (Weighted Average)
Assets
Financial Instruments owned by Consolidated Investment Funds
Equity investments, common stock (1)	$659	—	—	—
Fixed income securities, bank debt (1)	$122,692	—	—	—
Liabilities
Financial Instruments owned by Consolidated Investment Funds
CLO notes payable	$1,399,436	N/A(2)	N/A	N/A
___________
(1)Equity and bank debt investments have been valued primarily using unadjusted external pricing sources. As such, no significant unobservable inputs have been utilized by the Partnership and have therefore been excluded from the table above.
(2)CLO notes payable are classified based on the more observable fair value of the CLO financial assets, less (i) the fair value of any beneficial interests held by the Partnership and (ii) the carrying value of any beneficial interests that represent compensation for services.

AG Partner Investments, L.P.
Notes to Consolidated Financial Statements
(dollars in thousands)
The following table summarizes the changes in fair value from purchases, security and issuances for the financial instruments classified within Level III to determine fair value:

	Year Ended December 31,
	2022	2021
Assets
Financial Instruments owned by Consolidated Investment Funds
Equity investments, common stock
Balance, beginning of period	$659	$141
Purchases	—	—
Sales	(876)	(165)
Transfer In	—	—
Transfer Out	—	(125)
Gain (loss)	217	808
Total Equity investments, common stock	—	659

Total change in unrealized gain (loss) on equity investments still held	$—	$808

Fixed income securities, bank debt
Balance, beginning of period	$122,692	$174,826
Purchases	34,870	62,798
Sales	(54,363)	(55,933)
Transfer In	51,544	31,902
Transfer Out	(55,621)	(94,698)
Gain (loss)	(6,310)	3,797
Total Fixed income securities, bank debt	92,812	122,692
Total Financial Instruments owned by Consolidated Investment Funds	$92,812	$123,351

Total change in unrealized gain (loss) on fixed income securities still held	$(3,916)	$1,736

Financial Instruments owned by the Partnership
Other securities, at fair value
Balance, beginning of period	$—	$—
Purchases	536	—
Sales	—	—
Transfer In	—	—
Transfer Out	—	—
Gain (loss)	(31)	—
Total Other securities, at fair value	505	—
Total Financial Instruments owned by the Partnership	$505	$—

Total change in unrealized gain (loss) on other securities still held	$(31)	$—

AG Partner Investments, L.P.
Notes to Consolidated Financial Statements
(dollars in thousands)

	Year Ended December 31,
	2022	2021
Liabilities
Financial Instruments owned by Consolidated Investment Funds
CLO notes payable
Balance, beginning of period	$1,399,436	$1,582,537
Purchases	—	—
Sales	—	—
Transfer In	—	—
Transfer Out	—	—
Gain (loss)	(88,735)	(183,101)
Total Financial Instruments owned by Consolidated Investment Funds	$1,310,701	$1,399,436
During the year ended December 31, 2022 and December 31, 2021, the Partnership transferred financial instruments into and out of Level 3 due to financial instruments exhibiting indications of reduced or increased levels of market transparency, respectively. Indications of decreases or increases in levels of market transparency include changes in observable transactions or observable market data involving financial instruments or similar financial instruments. Additionally, during the year ended December 31, 2022 and 2021, the Partnership transferred certain financial instruments priced by third-party pricing services out of Level 3 due to the Partnership’s analysis of these pricing services and conclusion that there was sufficient observability of market inputs for these financial instruments to meet the criteria for a Level 2 classification.
5.Investments in Variable Interest Entities
The Partnership is a variable interest holder in VIEs which are not consolidated, as the Partnership is not the primary beneficiary. Substantially, all of the VIEs are Investment Funds whose purpose and activities are described in Note 1. The Partnership sponsored the formation of and manages each of these VIEs and, in most cases, has a general partner and/or limited partner investment therein. Substantially all the assets in the VIEs can only be used to settle obligations of such VIEs. The liabilities of the VIEs do not have recourse to the assets of AG & Co. and AG Funds.
The VIEs are financed primarily with third party limited partner equity capital, credit facility borrowings or CLO notes payable. Generally, other than its general partner and limited partner capital commitments, the Partnership is not obligated to provide financial support to the VIE funds.
Consolidated Investment Funds within the accompanying consolidated statements of financial condition reflect the carrying amount and classification of assets and liabilities of the consolidated VIEs. The maximum exposure to loss represents the loss of assets recognized by the Partnership relating to non-consolidated entities and any amounts due to non-consolidated entities. The assets and liabilities recognized in the Partnership’s consolidated statements of financial condition related to its interest in non-consolidated VIEs and its maximum exposure to loss relating to non-consolidated VIEs were as follows:

	December 31,
	2022	2021
GP investments	$200,475	$222,402
Accrued incentive allocations	764,887	980,852
Total Investments in VIEs	965,362	1,203,254
Due from affiliates	113,971	170,655
Total VIE-related assets	1,079,333	1,373,909
Due to affiliates	22,476	—
Maximum exposure to loss	$1,101,809	$1,373,909

AG Partner Investments, L.P.
Notes to Consolidated Financial Statements
(dollars in thousands)
6.Other Assets
The following table provides a summary of the components of other assets of the Partnership and of Consolidated Investment Funds at December 31, 2022 and December 31, 2021:

	December 31,
	2022	2021
Other assets owned by Consolidated Investment Funds
Receivable from brokers	$37,408	$30,871
Interest and other dividends receivable	5,562	2,983
Total other assets owned by Consolidated Investment Funds	$42,970	$33,854
Other assets owned by the Partnership
Fixed assets, gross:
Equipment	$9,853	$9,320
Leasehold improvements	93,840	96,433
Capitalized software	24,475	24,478
Other	1,835	3,477
Total fixed assets, gross	130,003	133,708
Less: Accumulated depreciation and amortization	(87,462)	(79,610)
Total fixed assets, net	42,541	54,098
Lease assets, net	88,642	—
Prepaid and other assets	22,205	21,758
Interest and dividends receivable	1,357	157
Total other assets owned by the Partnership	$154,745	$76,013
7.Other Liabilities
The following table provides a summary of the components of other liabilities of the Partnership and of Consolidated Investment Funds at December 31, 2022 and December 31, 2021:

	December 31,
	2022	2021
Other liabilities of Consolidated Investment Funds
Payable to brokers	$45,502	$74,499
Other liabilities of the Partnership
Lease liability(1)	$106,268	$—
___________
(1).See Footnote 9 Leases for further details on the lease liability.
8.Related-Party Transactions
Substantially all revenue is earned from affiliates of the Partnership.
The Partnership considers its founders, along with their affiliates, partners, certain Investment Funds and investment held by Investment Funds as affiliates and related parties.
GP Investments
GP Investments totaling $221,982 and $251,019 on December 31, 2022, and December 31, 2021, respectively are deemed to be related-party transactions of the Partnership.

AG Partner Investments, L.P.
Notes to Consolidated Financial Statements
(dollars in thousands)
Management Fees and Incentive Income
Fees and other consisted of the following:

	Year Ended December 31,
	2022	2021	2020
Management fees	$433,301	$382,559	$371,267
Other fees	2,507	702	878
Incentive fee income	7,317	2,482	1,658
Expense reimbursements	73,785	66,536	60,536
Fees and other	$516,910	$452,279	$434,339
Capital allocation-based income consisted of the following:

	Year Ended December 31,
	2022	2021	2020
Incentive allocation investment income	79,673	772,857	24,100
GP investment income	(3,515)	38,924	334
Capital allocation-based income	$76,158	$811,781	$24,434
Management fees included related-party transactions of $430,138, $376,865 and $362,393 for the years ended December 31, 2022, December 31, 2021, and December 31, 2020, respectively. In addition, incentive income inclusive of incentive fee and incentive allocation investment income, included related-party transactions of $86,800, $772,786 and $25,758 for the years ended December 31, 2022, December 31, 2021, and December 31, 2020, respectively. The remaining balances of management fees and incentive income relate to separately managed accounts and other related parties in which the Partnership does not have an investment interest.
Incentive Allocation Investment Income
Accrued but unpaid incentive allocation investment income totaling $767,169 and $980,852 on December 31, 2022 and December 31, 2021, respectively are from related parties of the Partnership.
Due From Affiliates and Due to Affiliates
The following table provides a summary of the components of due from affiliates and due to affiliates of the Partnership at December 31, 2022 and December 31, 2021:

	December 31,
	2022	2021
Due from affiliates
Management fees and incentive income receivable	$63,770	$139,818
Receivable from related parties, net	94,405	71,082
Total	$158,175	$210,900

	December 31,
	2022	2021
Due to affiliates
Partner distributions and redemptions	$18,094	$10,588
Payable to Investment Funds	22,476	—
Other payables to related parties	245	2,114
Total	$40,815	$12,702

AG Partner Investments, L.P.
Notes to Consolidated Financial Statements
(dollars in thousands)
Management Fees and Incentive Income Receivable
The management fees and incentive income receivable balance was comprised of receivables for management fees of $45,943 and $35,420 as of December 31, 2022, and December 31, 2021, respectively and receivables for crystallized incentive income of $17,827 and $104,398 which are expected to be collected subsequent to year end December 31, 2022, and December 31, 2021, respectively.
Receivable from Related Parties, net
Receivable from related parties generally consisted of expense reimbursements from Investment Funds and investments of Investment Funds of $64,287 and $51,929 at year end December 31, 2022, and December 31, 2021, respectively, $16,887 and $0 receivable from carry plan partners at year end December 31, 2022 and December 31, 2021, respectively $13,231 and $14,690 of other receivables at year end December 31, 2022 and December 31, 2021, respectively $0 and $4,463 contributions receivables from partners at year end December 31, 2022 and December 31, 2021, respectively. The Partnership has recorded allowance for doubtful accounts of $556 and $1,990 on December 31, 2022, and December 31, 2021, respectively. Certain receivables previously reserved for were written off along with the related allowance. Bad debt expense of $(244), $1,947 and $(227) for years ended December 31, 2022, December 31, 2021 and December 31, 2020, respectively have been reflected as a component of general, administrative, and other expenses on the accompanying consolidated statements of comprehensive income.
Non-Recourse Partner Loans
In certain circumstances, the Partnership has issued loans to its employees to purchase capital interests in AGPI. Such loans are secured by the respective capital interests of the employees. Under GAAP, these loans are accounted for as an equity option in AGPI when granted. As the equity options were granted to the employees of the Partnership, compensation expense is recognized at the grant date equal to the value of the option which is included as a component of equity-based compensation. For the years ended December 31, 2022, December 31, 2021 and December 31, 2020, the Partnership recorded $1,175, $162 and $(4,527) in compensation expense, respectively.
At December 31, 2022 and December 31, 2021, the consolidated balances of outstanding principal and accrued interest on account of partner loans are $64,083 and $65,859, respectively which are recorded as a component of partners’ capital.
Cross Trades
During the year ended December 31, 2020, certain consolidated CLO Funds transacted with Investment Funds to purchase investments at fair value for approximately $3,463. There were no such transactions during the year ended December 31, 2022 and December 31, 2021.
9.Leases
The following tables summarize the Partnership’s lease cost, cash flows, and other supplemental information related to its operating leases accounted for under ASC 842. The components of the lease expense, which is a component of general, administrative and other on the consolidated statements of comprehensive income were as follows:

Year Ended December 31, 2022
Operating lease cost (1)	$14,516
Short-term lease cost	157
Variable lease cost (2)	2,010
Total lease costs	$16,683
Weighted average remaining lease term (in years)	8
Weighted average discount rate	3.23%
___________
1.Lease cost for the years ended December 31, 2021 and 2020, was $14,942 and $14,341 respectively.
2.Variable lease costs approximate variable lease cash payments.

AG Partner Investments, L.P.
Notes to Consolidated Financial Statements
(dollars in thousands)

Supplemental consolidated statements of cash flows information related to leases were as follows:

Year Ended December 31, 2022
Cash paid related to lease liabilities:
Operating cash flows for operating leases	$17,011
Non-cash right-of-use assets obtained in exchange for new and/or modified operating lease liabilities	1,632
Non-cash right-of-use assets and lease liability termination	(380)
The following table reflects the maturity analysis for operating lease liabilities as of December 31, 2022:

Operating Leases
2023	$17,802
2024	16,396
2025	15,949
2026	12,823
2027	14,813
Thereafter	42,786
Total undiscounted lease payments (1)	120,569
Less: Imputed interest	(14,301)
Lease liabilities	$106,268
_______________
(1)Excludes signed leases that have not yet commenced.

As of December 31, 2021, the aggregate minimum future payments required on operating leases are as follows:

Operating Leases
2022	$16,349
2023	15,758
2024	15,589
2025	15,702
2026	13,155
Thereafter	58,700
Total	$135,253
10.Compensation and Benefits
Equity-Based Compensation
The Partnership approved a "2017 Equity Incentive Plan" during 2017 which authorized Restricted Equity Interest (“REI”) awards up to $50,000 in the form of REI in AGPI or an entitlement to the value and earnings of an REI in these entities (‘REI Appreciation Right”), which will be settled in cash rather than equity interests to certain employees. Awards under this plan are forfeitable until they become vested. An award will become vested only if the vesting conditions set forth in the applicable award agreement are satisfied. Awards under this plan generally vest over six years in three equal installments on the fourth through sixth anniversaries of the grant date (with some grants vesting on shorter or longer alternate vesting schedules), subject to the recipient’s continued service to the Partnership through the vesting date. Management has the authority to provide for accelerated vesting of an award upon the occurrence of certain events in its discretion, which may include performance of services, continued employment, or a combination of both. At December 31, 2022 and December 31, 2021, $12,779 and $22,380 in awards were granted and unvested, $36,870 and $24,731 have vested and $350 and $2,889 are available to be awarded in the future, respectively. The Partnership recognized compensation expense, a component of equity-based compensation on the accompanying consolidated statements of

AG Partner Investments, L.P.
Notes to Consolidated Financial Statements
(dollars in thousands)
comprehensive income, of $4,062, $5,734 and $8,295 related to amortization of these arrangements and $(39), $2,666 and $(855) related to appreciation from these awards during the years ended December 31, 2022, December 31, 2021 and December 31, 2020, respectively. The total compensation cost related to these non-vested granted awards which have yet to be recognized are $4,474 and $5,997 at December 31, 2022, and December 31, 2021.
The Partnership has granted both REI and REI Appreciation Rights under plans that are separate from the 2017 Equity Incentive Plan. The Partnership approved a “2020 Equity Incentive Plan” during 2020 which authorizes management to make REI or REI Appreciation Rights in AGPI. Award issuances under the plan are subject to a limit based on a cap of dilutive ownership effects for a measurement period of 24 months prior to the award grant. Awards under this plan generally vest over three to five years in equal installments starting on the first anniversary of the grant date, subject to the recipient’s continued service to the Partnership through the vesting date. The Partnership granted awards under this plan and in the normal course of operations as further described as follows. The Partnership makes grants of other REI awards from time to time in the normal course of operations. The Partnership recognizes compensation expense as a component of equity-based compensation on the accompanying consolidated statements of comprehensive income over the requisite service period of the grant. $9,662 and $3,000 of new awards were granted during the years ended December 31, 2022, and December 31, 2021, respectively. Compensation expense of $5,788, $9,754 and $9,867 have been recognized for granted awards during the years ended December 31, 2022, December 31, 2021 and December 31, 2020, respectively. The Partnership has accrued compensation and benefits at December 31, 2022 and December 31, 2021 in connection with these arrangements of $4,581 and $3,806, respectively and the total compensation cost related to these non-vested awards which have yet to be recognized are $8,687, $5,346 and $15,475 at December 31, 2022, December 31, 2021 and December 31, 2020, respectively.
The Partnership makes grants of other REI Appreciation Rights under various arrangements from time to time in the normal course of operation. Under some of these arrangements, certain of the Partnership’s employees were invited to invest their own capital in an Investment Fund. Through December 31, 2021, employees were entitled to any differential in income (loss) return earned by the Partnership as compared to Investment Fund with respect to their capital investment, which would have been paid to them as a form of additional compensation. There are no requisite service or performance obligations associated with the award. If the Partnership’s income return was lower than that of the Investment Fund, the employee would have been liable for the difference to be remitted to the Partnership as a deduction to compensation. When the compensation expense is accrued, and if the firm’s returns are negative, there will be a deduction to compensation. Effective January 1, 2022, employees were entitled to the income/(loss) return earned by the Partnership with respect to the award notional/their capital investment, irregardless of any income/loss return of the applicable Investment Fund. Certain REI Appreciation Right arrangements may vary in terms including (i) absence of any required investment by an employee in an Investment Fund and/or (ii) entitlement to the value and earnings of an REI in AGPI which is subject to service, performance and vesting terms. If the firm’s returns are positive, the Partnership will recognize additional compensation expense. During the years ended December 31, 2021 and December 31, 2022, the Partnership did not issue any new grants of other REI Appreciation Rights. In connection with previously granted REI Appreciation Right arrangements, the Partnership recognized a compensation expense or reversal thereof of $(80) and $7,216, and $(2,144) during the year ended December 31, 2022, December 31, 2021 and December 31, 2020, respectively which is reflected as a component of compensation and benefits on the accompanying consolidated statements of comprehensive income. The Partnership has accrued compensation and benefits of $925 and $16,654 on December 31, 2022, and December 31, 2021, respectively in connection with these arrangements which is reflected as a component of accrued compensation and benefits on the accompanying consolidated statements of financial condition. Effective January 1, 2022, certain previously granted REI Appreciation Rights were settled by way of issuing limited partner interests in AGPI to such employees in full settlement of REI Appreciation Right amounts due. In connection with this conversion, certain employees assigned their direct capital interests in Investment Funds under the program to AGPI which AGPI subsequently redeemed for cash.
Employee Benefit Plans
The Partnership offers defined contribution plans in the U.S. and in foreign locations including the U.K., Netherlands, Hong Kong, Japan, Germany, Korea, Italy, and Singapore, all of which are administered in accordance with applicable local laws and regulations. The most significant of these plans is AG Savings & Investment Plan for eligible employees in the United States, Prior to January 1, 2021 the Partnership matched eligible employee contributions up to a certain percentage of eligible compensation, subject to the plan and legal limits. Effective January 1, 2021, the Partnership no longer makes a matching contribution. The Partnership may make a discretionary profit-sharing contribution in such amount, if any, as determined by management. The Partnership incurred expenses of $6,792, $5,923 and $5,569 for the

AG Partner Investments, L.P.
Notes to Consolidated Financial Statements
(dollars in thousands)
years ended December 31, 2022, December 31, 2021, and December 31, 2020, respectively in connection with its defined contribution plans, which is reflected as a component of cash-based compensation, benefits and other on the accompanying consolidated statements of comprehensive income.
Profit Sharing Arrangements
The Partnership recorded an accrued performance allocation compensation liability of $478,559 and $549,061 at December 31, 2022 and December 31, 2021, respectively and related expense of $39,561, $338,202 and $4,430 for the years ended December 31, 2022, December 31, 2021, and December 31, 2020, respectively in connection with these profit-sharing arrangements, which are included as components of accrued performance allocation compensation and performance allocation compensation, respectively, on the accompanying consolidated financial statements. Due to the nature of settlement, the performance-based compensation is classified as a liability.
11.Commitments and Contingencies
Capital Commitments
The Partnership had general partner and limited partner capital commitments to Investment Funds of $71,892 and $53,521 as of December 31, 2022, and December 31, 2021, respectively. Additionally, the governing documents of certain Investment Funds may provide for caps on fund operating expenses which results in the Partnership being exposed to liability for any excess operating expenses. The exposure is uncapped for such expenses but not expected to be material to the Partnership’s operations on December 31, 2022 and December 31, 2021.
The Partnership’s interest in the Consolidated Investment Funds is restricted by the contractual provisions of these entities. Recovery of these interests will be limited by the CLO Funds’ distribution provisions, which are subject to change due to covenant breaches or asset impairments. The liabilities of the CLO Funds are non-recourse and can only be satisfied from each CLO Fund’s respective asset pool. Accordingly, at December 31, 2022 and December 31, 2021 the Partnership’s maximum exposure to loss in these entities is limited to $4,428 and $5,661, respectively.
Litigation
From time to time, the Partnership is involved in legal proceedings, litigation and claims incidental to the conduct of its business, including with respect to acquisitions, bankruptcy, insolvency, and other types of proceedings. Such lawsuits may involve claims against the Partnership's portfolio companies that adversely affect the value of certain investments owned by the Partnership’s funds. The Partnership’s business is also subject to extensive regulation, which has and may result in the Partnership becoming subject to examinations, inquiries and investigations by various U.S. and non-U.S. governmental and regulatory agencies, including but not limited to the SEC, Department of Justice, state attorneys general, and the Financial Industry Regulatory Authority. Such examinations, inquiries and investigations may result in the commencement of civil, criminal, or administrative proceedings or fines against the Partnership or its personnel. The Partnership is currently not subject to any pending actions that either individually or in the aggregate are expected to have a material impact on the consolidated financial statements.
The Partnership accrues a liability for legal proceedings in accordance with U.S. GAAP, in particular, the Partnership establishes an accrued liability for loss contingencies when a settlement arising from a legal proceeding is both probable and reasonably estimable. If the matter is not probable but is reasonably possible, disclosure is made. If the matter is not probable or reasonably estimable, no such liability is recorded. Examples of this include: (i) the proceedings may be in early stages; (ii) damages sought may be unspecified, unsupportable, unexplained or uncertain; (iii) discovery may not have been started or is incomplete; (iv) there may be uncertainty as to the outcome of pending appeals or motions; (v) there may be significant factual issues to be resolved or (vi) there may be novel legal issues or unsettled legal theories to be presented or a large number of parties. Consequently, management is unable to estimate a range of potential loss, if any, related to such matters. Even when the Partnership accrues a liability for a loss contingency such cases, there may be an exposure to loss in excess of any amounts accrued. Loss contingencies may be, in part or in whole, subject to insurance or other payments such as contributions and/or indemnity, which may reduce any ultimate loss. At December 31, 2022 and December 31, 2021 there were no material amounts accrued for probable litigation matters.

AG Partner Investments, L.P.
Notes to Consolidated Financial Statements
(dollars in thousands)
Indemnifications
In the normal course of business, the Partnership may enter into contracts that contain a variety of representations and warranties, which provide general indemnifications. In addition, certain of the Partnership’s funds have provided certain indemnities relating to environmental and other matters and has provided non-recourse carve-out guarantees for fraud, willful misconduct, and other customary wrongful acts, each in connection with the financing of certain real estate investments that the Partnership has made. The Partnership’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Partnership that have not yet occurred. However, based on experience, the Partnership expects risk of loss to be remote.
At December 31, 2022 and December 31, 2021, the Partnership has outstanding guarantees in the amounts of $1,669 and $982, respectively in connection with employee borrowings under a firm sponsored employee loan program with First Republic Bank. The Partnership has guaranteed the repayment of any borrowings and accrued interest if the employees’ default on their obligations.
Subsequent to December 31, 2022, the Partnership entered into a rent guarantee agreement relating to its operating lease in the Netherlands in the amount of €74, which expires 6 months after the date of which the lease is terminated.
12.Credit Facility
The Partnership had a credit agreement with a bank syndicate for a senior secured credit facility, consisting of a $50,000 revolving credit facility with an original amended maturity date of June 2, 2022 that was terminated effective October 20, 2021. Borrowings under the original credit agreement had an interest spread of 2.5% of the Fed Fund Rate, LIBOR or an alternative base rate and a commitment fee on the unused portion of 0.50% per year. On October 21, 2021, AG Capital Funding, LLC, a consolidated subsidiary of AG Funds entered into a new credit agreement (the “Credit Facility”) with Massachusetts Mutual life Insurance Company for a revolving senior secured term loan facility, consisting of $50,000 with a maturity date of October 21, 2031. Borrowings under the Credit Facility bear interest at the three-month LIBOR index rate, or an alternative base rate adjusted for a margin, initially set at 3.5%, which is subject to increase based on the credit rating of AG Capital Funding, LLC. Subsequent to December 31, 2022, the Partnership amended its Credit Facility to transition its LIBOR term to SOFR. Borrowings under the amended Credit Facility will bear interest at the SOFR rate plus 26 basis points plus a 3.5% margin. The commitment fee on the unused facility is 0.3% per year. Effective on October 21, 2022, there is a minimum utilization level of the Credit Facility of 50% for which interest will be charged if undrawn. The Credit Facility is collateralized by AG Capital Funding, LLC’s limited partnership interests in the investment funds. The Credit Facility contains customary financial covenants and restrictions including the following: borrowing base, loan-to-value (LTV) ratio, waterfall distributions and cash reserve requirements. The Partnership was in compliance with all covenants of the Credit Facility at December 31, 2022 and December 31, 2021. At December 31, 2022 and December 31, 2021, the Partnership had outstanding borrowings on its Credit Facility of $25,000 and $0, respectively which is recorded as Credit Facility on the Partnership’s consolidated statements of financial condition. Deferred financing costs of $1,356 and $1,400 relating to the facility are included in other assets on the consolidated statements of financial condition as of December 31, 2022 and December 31, 2021, respectively.
13.Repurchase Agreements and Other Loan Payable
Repurchase Agreements
Northwoods European Management, LLC (“ECLO”), a consolidated subsidiary of the Partnership has a master repurchase agreement with NWCC Cayman LLC (“Nearwater”) with respect to the entity’s investment in the debt tranches of various CLO Funds. This repurchase agreement replaced a term loan with Merrill Lynch on January 14, 2020, and ECLO utilized a portion of the proceeds to repay the outstanding borrowings on the term loan in full. The repurchase agreement extends a facility of a maximum of 100,000 Euros to ECLO for future investment in the debt issued by CLO Funds. The repurchase agreement bears interest at a rate of 0.5% spread above the interest earned by ECLO on the tranches of notes subject to the master repurchase agreement. The weighted average interest rate for December 31, 2022 and December 31, 2021 is 2.87% and 2.37%, respectively.
ECLO had outstanding borrowings under the repurchase agreement with Nearwater during 2022 and 2021 to finance its investments in the debt of two CLO Funds with maturity dates ranging from November 25, 2033 through March 15,

AG Partner Investments, L.P.
Notes to Consolidated Financial Statements
(dollars in thousands)
2034. At December 31, 2022 and December 31, 2021, $60,897 and $64,768, respectively of borrowings are outstanding on the facility which is presented as repurchase agreements on the consolidated statements of financial condition. Interest expense incurred on the borrowings was $1,623 $1,342 and $650 during the years ended December 31, 2022, December 31, 2021, and December 31, 2020, respectively and is included within interest expense on the consolidated statements of comprehensive income. ECLO pledges as collateral its investments in the debt of the CLO Funds fully collateralizing all outstanding borrowings drawn under the repurchase agreement. All outstanding borrowings drawn from the repurchase agreement mature in a period greater than 90 days.
ECLO entered into an additional master repurchase agreement with Citibank, N.A. on December 22, 2021, to finance the purchase of the entity’s investment in one of the CLO funds managed by the entity. The repurchase agreement bears interest at a rate of 0.5% spread above the interest earned by ECLO on the tranches of notes subject to the master repurchase agreement. The weighted average interest rate for December 31, 2022 and December 31, 2021 is 2.73% and 2.38%, respectively. ECLO had outstanding borrowings under the repurchase agreement during 2022 and 2021 to finance the investment in the debt of one CLO Fund with a maturity date of October 15, 2035. As of December 31, 2022 and December 31, 2021, $19,910 and $21,145, respectively of borrowings are outstanding on the repurchase agreement, which is presented as repurchase agreements on the consolidated statements of financial condition. Interest expense incurred on the borrowings was $557 and $13 during the years ended December 31, 2022 and December 31, 2021, respectively and is included within interest expense on the consolidated statements of comprehensive income. ECLO pledges as collateral its investments in the debt of the CLO Funds fully collateralizing all outstanding borrowings drawn under the repurchase agreement. All outstanding borrowings drawn from the repurchase agreement mature in a period greater than 90 days.
The following table presents both gross and net information regarding repurchase agreements eligible for offset with the related collateral on the consolidated statements of financial condition in the event of a default, when a legally enforceable master netting agreement or similar agreement exist.

	December 31, 2022
	Gross amount of assets or liabilities presented on the consolidated statements of financial condition	Gross amounts not offset on the consolidated statements of financial condition
		Financial instruments	Cash collateral	Net amount
Repurchase agreements	$(80,807)	$80,807	$—	$—

	December 31, 2021
	Gross amount of assets or liabilities presented on the consolidated statements of financial condition	Gross amounts not offset on the consolidated statements of financial condition
		Financial instruments	Cash collateral	Net amount
Repurchase agreements	$(85,913)	$85,913	$—	$—
Other Loan Payable
On December 10, 2020, ECLO entered into a financing deed with Barclays Bank PLC to finance ECLO’s senior debt funding commitment to an unconsolidated CLO Fund in the warehouse phase. The CLO’s senior funding commitment earned interest equal to EURIBOR plus an additional applicable margin of 1.3%. Borrowings from Barclays Bank PLC by ECLO have the same interest terms. The financing deed matured on the date when the CLO Fund launched from the warehouse phase during 2021 and ECLO’s senior debt investment was repaid. During 2021, there were additional borrowings and related senior debt investment funding of $5,510 which were repaid in December 2021 in amounts equal to $5,877. As of December 31, 2022 and December 31, 2021, there were no additional borrowings or any other loan payable amounts outstanding.

AG Partner Investments, L.P.
Notes to Consolidated Financial Statements
(dollars in thousands)
14.CLO Fund Obligations
CLO Notes Payable
Certain of the consolidated CLO Funds have issued notes which comprise debt tranches with different subordination levels, and which are collateralized by the assets owned by each CLO Fund. The notes are non-recourse to the Partnership. The balances of each consolidated CLO Fund’s outstanding securitized debt obligations, their weighted average interest rates, and maturity dates were as follows:

	December 31, 2022
	Principal Balance	Fair Value(1)	Weighted Average Interest Rate(2)	Maturity Date
Northwoods XV, Ltd.	$451,110	$401,020	5.0%	6/20/2034
Northwoods XVI, Ltd.	483,682	442,005	5.8%	11/15/2030
Northwoods XVII, Ltd.	505,750	467,676	5.5%	4/30/2031
	$1,440,542	$1,310,701
_______________
1.The CLO notes are valued as described in the Fair Value Measurements note above. The total fair value of the subordinated CLO Notes Payable is $67,900.
2.Weighted average interest rate as disclosed does not include the subordinated CLO Notes Payable as they do not carry a contractual interest rate.

	December 31, 2021
	Principal Balance	Fair Value(1)	Weighted Average Interest Rate(2)	Maturity Date
Northwoods XV, Ltd.	$451,110	$430,638	1.8%	6/20/2034
Northwoods XVI, Ltd.	473,882	470,374	2.0%	11/15/2030
Northwoods XVII, Ltd.	504,800	498,424	1.7%	4/30/2031
	$1,429,792	$1,399,436
_______________
1.The CLO notes are valued as described in the Fair Value Measurements note above. The total fair value of the subordinated CLO Notes Payable is $91,142.
2.Weighted average interest rate as disclosed does not include the subordinated CLO Notes Payable as they do not carry a contractual interest rate.
Maturity dates represent the contractual maturity of each CLO Fund. Repayment of securitized debt is a function of collateral cash flows which are disbursed in accordance with the contractual provisions of each CLO Fund and is therefore expected to occur prior to contractual maturity. CLO Funds have certain compliance tests related to the quality of the underlying assets, which, when breached, provide for accelerated amortization of the senior notes by a redirection of cash flow that would otherwise have been paid to the subordinate classes, some of which are owned by the Partnership.
15.Market and Other Risk Factors
The following summary of certain risk factors is not intended to be a comprehensive summary of all of the risk inherent in investing in the Partnership. The Partnership identifies and measures the potential exposure by employing quantitative and qualitative analyses.
Market Risk
The Partnership holds substantially all of its excess cash in bank deposits at highly rated banking corporations or investments in highly rated money market funds, which are included in cash and cash equivalents, restricted cash, and cash and cash equivalents held by the Partnership and the Consolidated Investment Funds. The Partnership continually monitors the risk associated with these deposits and investments. Management believes the carrying values of these assets are

AG Partner Investments, L.P.
Notes to Consolidated Financial Statements
(dollars in thousands)
reasonable taking into consideration credit and market risks along with estimated collateral values, payment histories and other information.
In the normal course of business, the Partnership encounters market and credit risk concentrations. Market risk reflects changes in the value of investments due to changes in interest rates, credit spreads or other market factors.
The market price of investments may significantly fluctuate during the period of investment. Investments may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of an investment may decline due to general market conditions that are not specifically related to such investment, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.
Global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus knows as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Partnership.
Inflation Risk
Inflationary factors may impact our operating results. The Partnership does not believe that inflation has had a material impact on its operations or financial position; however, high rates of inflation may adversely affect the Partnership’s ability to maintain current levels of expenses as a percentage of revenue.
Credit Risk
The Partnership is subject to credit risk to the extent any counterparty is unable to deliver cash balances, securities, or clear security transactions on the Partnership’s behalf. The Partnership clears its securities transactions through a third-party broker, which are primarily global financial institutions, pursuant to clearance agreements. Clearance agreements permit the counterparties to pledge or otherwise rehypothecate the Partnership’s securities and/or other positions, subject to certain limitations, typically based on the Partnership’s margin borrowings. The counterparty may also liquidate such securities in limited instances where collateral is not posted on a timely basis. The Partnership manages this risk by monitoring daily the financial condition and credit quality of the parties with which the Partnership conduct business, but in the event of default by any of the Partnership counterparties, the loss to the Partnership could be material.
The Partnership primarily maintains its cash with federally insured financial institutions and with a third-party prime broker. The Partnership invests a portion of its excess cash in money market funds, which are included in cash and cash equivalents. The money market funds invest primarily in government securities and other short-term, highly liquid instruments with a low risk of loss. Balances held generally exceed federal insured limits.
Liquidity Risk
The Partnership has investments in Investment Funds and other partnerships for which no liquid market exists. Markets for relatively illiquid investments tend to be more volatile than markets for more liquid investments. The Partnership’s ability to liquidate their publicly traded investments are often subject to limitations, including discounts that may be required to be taken on quoted prices due to the number of shares being sold. Subordinate investments held by the Partnership may be less marketable, or in some instances illiquid, because of the absence of registration under federal securities laws, contractual restrictions on transfer, the small size of the market and the small size of the issue (relative to issues of comparable interests). As a result, the Partnership may encounter difficulty in selling its investments or may, if required to liquidate all or a portion of its portfolio during a constrained time period as a result of market conditions, partner withdrawals, or otherwise, it might realize significantly less value than the recorded values of its investments.

AG Partner Investments, L.P.
Notes to Consolidated Financial Statements
(dollars in thousands)
Interest Rate Risk
The Partnership assumes substantial interest rate risk from certain of its investments exposed to floating interest rates or longer durations. These investments are exposed typically to changes in interest rates as well as changes in the shape of the relevant yield curves.
Exchange Rate Risk
The Partnership makes investments outside of the United States. Investments outside the United States may be subject to less developed bankruptcy, corporate, partnership and other laws (which may have the effect of disregarding or otherwise circumventing the limited liability structures potentially causing the actions or liabilities of one fund or a portfolio company to adversely impact the Partnership or an unrelated fund or portfolio company). Non-U.S. investments are subject to the same risks associated with the Partnership’s U.S. investments as well as additional risks, such as fluctuations in foreign currency exchange rates, unexpected changes in regulatory requirements, heightened risk of political and economic instability, difficulties in managing non-U.S. investments, potentially adverse tax consequences and the burden of complying with a wide variety of foreign laws.
Financing Risk
The Partnership utilizes leverage through the use of the CLO notes payable, repurchase agreements its credit facility and other loans payable in connection with its liquidity management and in the case of Consolidated Investment Funds, its investment strategy and securitization activities. There is no guarantee that the borrowing arrangements or the ability to obtain leverage will continue to be available to the Partnership or its Consolidated Investment Funds, or if available will be available on terms and conditions acceptable to it. Further these borrowing agreements contain, among other conditions, events of default and various covenants and representations. In the event that the Partnership’s or its Consolidated Investment Funds are not refinanced or extended when they become due and/or that the Partnership is required to repay such borrowings and obligations, management anticipates that the repayment of these obligations will be provided by revenues, new debt refinancing and use of cash reserves. If the Partnership’s Consolidated Investment Funds are required to sell assets quickly in order to meet such obligations and commitments, then it may realize significantly less than it’s carrying value or current fair market value.
Securitization Risk
The Partnership may engage in or participate in securitization transactions relating to its consolidated CLO Funds. European regulations may require certain “securitizers” to retain not less than 5% of the credit risk of the mortgage loans securitized. The Partnership’s potential securitization activities may expose the Partnership to litigation or future claims.
16.    Subsequent Events
All significant events or transactions occurring after December 31, 2022, through June 30, 2023, have been evaluated in the preparation of the consolidated financial statements.
In March 2023, the Partnership moved substantially all of its cash balances held with First Republic Bank and Signature Bank to another federally insured financial institution as a result of the banks demonstrating distress.
On May 14, 2023, it was announced that TPG Inc., a global alternative asset management firm, and the Partnership entered into a definitive agreement under which TPG Inc. will acquire 100% of the capital interests of the Partnership for sale consideration in the aggregate amount of $3.0 billion dollars, paid in the form of cash and TPG units, subject to certain closing adjustments, holdbacks and contingent earnouts. The acquisition transaction, which is expected to close in late 2023, is contingent on successful satisfaction of certain pre-closing conditions.
In June 2023, MOA sold certain of its interests in the CLO Funds which were held as of December 31, 2022. In connection with and from the proceeds of the sale, MOA redeemed a portion of the Partnership’s limited partner interest held with respect to MOA. As a result of this sale and effective on the date of redemption, the Partnership no longer held an economic interest in MOA or indirectly the consolidated CLO Funds that would be significant to these VIE entities. Accordingly the Partnership deconsolidated the entities which resulted in the Partnership derecognizing the related assets

AG Partner Investments, L.P.
Notes to Consolidated Financial Statements
(dollars in thousands)
and liabilities of MOA and the CLO Funds which comprised the Consolidated Investment Funds as of December 31, 2022. The combined partners’ capital and non-controlling interests of such entities, which were subsequently deconsolidated by the Partnership, was $32,844 as of December 31, 2022.
Events Subsequent to Original Issuance of Financial Statements
In connection with the reissuance of the consolidated financial statements, the Partnership has evaluated subsequent events through September 26, 2023, the date the consolidated financial statements were available to be reissued.
On September 25, 2023, the Partnership terminated the agreement with the Credit Facility and repaid the outstanding principal and interest.
There have been no other subsequent events that occurred during this period that would require recognition or disclosure in the consolidated financial statements as of December 31, 2022 or for the year then ended.

ANNEX G

Six Months Ended June 30, 2023 Unaudited Financials

AG PARTNER INVESTMENTS, L.P.’S UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
AG Partner Investments, L.P.

AG Partner Investments, L.P.
Consolidated Statements of Financial Condition (unaudited)
(dollars in thousands)

	June 30, 2023	December 31, 2022
Assets
Cash and cash equivalents	$429,764	$600,460
Restricted cash	10,318	6,960
Investments ($83,094 and $82,525 pledged as collateral under repurchase agreement as of June 30, 2023 and December 31, 2022, respectively; net of allowance for credit losses of $1,861 and $0 as of June 30, 2023 and December 31, 2022, respectively)	1,126,606	1,081,500
Due from affiliates	116,202	158,175
Other assets	156,402	154,745
Assets of Consolidated Investment Funds:
Cash and cash equivalents	—	40,456
Investments	—	1,316,531
Other assets	—	42,970
Total Assets	$1,839,292	$3,401,797

Liabilities and Partners’ Capital
Accrued performance allocation compensation	$486,679	$478,559
Accrued cash and equity-based compensation and benefits	158,175	271,662
Other liabilities	114,398	106,268
Repurchase agreements	82,374	80,807
Accounts payable and accrued expenses	53,168	46,646
Due to affiliates	9,287	40,815
Credit facility	25,000	25,000
Liabilities of Consolidated Investment Funds:
CLO notes payable	—	1,310,701
Accrued expenses	—	10,121
Other liabilities	—	45,502
Total Liabilities	929,081	2,416,081

Commitment and contingencies (Note 11)

Partners’ capital	903,954	951,175
Non-controlling interests	6,257	34,541
Total Partners’ Capital	910,211	985,716
Total Liabilities and Partners’ Capital	$1,839,292	$3,401,797

See accompanying notes to Consolidated Financial Statements

AG Partner Investments, L.P.
Consolidated Statements of Comprehensive Income (unaudited)
(dollars in thousands)

	Six Months Ended June 30,
	2023	2022
Revenues:
Fees and other	$285,362	$242,893
Capital allocation-based income	110,606	93,756
Total revenues	395,968	336,649

Expenses:
Compensation and benefits:
Cash-based compensation, benefits and other	220,513	185,677
Equity-based compensation	4,755	4,076
Performance allocation compensation	40,062	53,405
Total compensation and benefits	265,330	243,158
General, administrative and other	103,178	80,404
Depreciation and amortization	4,933	5,553
Interest expense	3,294	1,195
Expenses of Consolidated Investment Funds:
Interest expense	50,450	21,129
General, administrative and other	956	1,042
Total expenses	428,141	352,481

Investment income (loss):
Net gain (loss) from investment activities and other	206	(2,781)
Interest, dividends and other	9,975	3,019
Investment income of Consolidated Investment Funds:
Net gain (loss) from investment activities and other	(12,148)	(12,700)
Interest, dividends and other	64,855	33,685
Total investment income (loss)	62,888	21,223
Net Income (loss) before income taxes	30,715	5,391
Income tax expense	(2,814)	(660)
Net income (loss)	27,901	4,731

Other comprehensive income (loss), net:
Foreign currency translation adjustments, net including non-controlling interests	348	(206)

Comprehensive income (loss) including non-controlling interests	28,249	4,525

Comprehensive income (loss) by Partner:
Comprehensive income (loss) to Partners	28,938	8,120
Comprehensive income (loss) allocable to non-controlling interests	(689)	(3,595)
Comprehensive income (loss)	$28,249	$4,525

See accompanying notes to Consolidated Financial Statements

AG Partner Investments, L.P.
Consolidated Statements of Changes in Partners’ Capital (unaudited)
(dollars in thousands)

	Partners’ capital	Non-controlling interests	Total Partners’ capital
Balance as of January 1, 2022	$1,094,426	$45,145	$1,139,571
Net income (loss)	8,326	(3,595)	4,731
Capital contributions	52,253	150	52,403
Capital distributions	(166,918)	(5,977)	(172,895)
Other capital adjustments	1,697	23	1,720
Changes in partner equity loans	3,588	—	3,588
Other comprehensive income (loss), net	(206)	—	(206)
Balance as of June 30, 2022	$993,166	$35,746	$1,028,912

	Partners’ capital	Non-controlling interests	Total Partners’ capital
Balance as of January 1, 2023	$951,175	$34,541	$985,716
Net income (loss)	28,590	(689)	27,901
Capital contributions	26,811	296	27,107
Capital distributions	(103,739)	(5,594)	(109,333)
Other capital adjustments	(270)	(1)	(271)
Changes in partner equity loans	1,039	—	1,039
Other comprehensive income (loss), net	348	—	348
Deconsolidation of Investment Funds (Note 2)	—	(22,296)	(22,296)
Balance as of June 30, 2023	$903,954	$6,257	$910,211
See accompanying notes to Consolidated Financial Statements

AG Partner Investments, L.P.
Consolidated Statements of Cash Flows (unaudited)
(dollars in thousands)

	Six Months Ended June 30,
	2023	2022
Cash flows from operating activities:
Net income (loss)	$27,901	$4,731
Adjustments to reconcile net income (loss) to net cash from operating activities:
Equity-based compensation	4,755	4,076
Performance allocation compensation	40,062	53,405
Net (gain) loss from investment activities and other	(206)	2,781
Capital allocation-based income	(110,606)	(93,756)
Depreciation and amortization	4,933	5,553
Other non-cash activities	(10,547)	(16,309)
Net (gain) loss from investment activities of Consolidated Investment Funds	12,148	12,700
Changes in operating assets and liabilities:
Due from affiliates	37,834	(7,014)
Proceeds from Investment Funds	63,762	255,582
Other assets	5,677	3,070
Accounts payable and accrued expenses	6,514	24,145
Accrued cash and equity-based compensation and benefits	(118,242)	(168,081)
Accrued performance allocation and compensation	(31,942)	(56,712)
Due to affiliates	(31,712)	—
Other liabilities	(7,958)	(8,348)
Changes related to Consolidated Investment Funds:		—
Purchases of investments	(240,347)	(349,135)
Proceeds from investments	283,208	321,358
Other assets	11,140	5,258
Accrued expenses	1,144	1,609
Other liabilities	6,956	(16,092)
Total adjustments	(73,427)	(25,910)
Net cash provided by (used in) operating activities	(45,526)	(21,179)

Cash flows from investing activities:
Contributions to Investment Funds	(6,368)	(7,396)
Distributions from Investment Funds	18,253	25,318
Purchases of investments	(181)	(674)
Proceeds from investments	2,732	3,186
Purchases of fixed assets	(4,001)	(399)
Net cash outflow from deconsolidation of Investment Funds (Note 2)	(97,962)	—
Net cash provided by (used in) investing activities	$(87,527)	$20,035

See accompanying notes to Consolidated Financial Statements

	Six Months Ended June 30,
	2023	2022
Cash flows from financing activities:
Capital contributions	$—	$2,626
Capital contributions from non-controlling interests	—	43
Capital distributions	(65,157)	(109,201)
Capital distributions to non-controlling interests	—	(1,009)
Proceeds from repurchase agreements	—	28
Partner equity loan proceeds	1,222	—
Changes related to Consolidated Investment Funds:
Paydowns of CLO notes payable	(6,570)	—
Capital distributions to non-controlling interests	(5,480)	(4,958)
Net cash provided by (used in) financing activities	$(75,985)	$(112,471)

Effect of exchange rate changes on cash and cash equivalents	$1,244	$360

Net increase (decrease) in cash, cash equivalents, restricted cash and cash held by Consolidated Investment Funds	$(207,794)	$(113,255)
Cash, cash equivalents, restricted cash and cash held by Consolidated Investment Funds, beginning of period	647,876	580,537
Cash, cash equivalents, restricted cash and cash held by Consolidated Investment Funds, end of period	$440,082	$467,282

Supplemental non-cash flow disclosures:
Capital contributions in-kind	$26,811	$52,234
Capital contributions in-kind from non-controlling interests	296	107
Capital distributions in-kind	(38,582)	(57,718)
Capital distributions in-kind to non-controlling Interests	(114)	(9)
Other capital adjustments	(271)	1,717
Partner equity loan issuances	(256)	(5,294)
Partner equity loan proceeds	73	8,882
Supplemental cash flow disclosures:
Cash paid for interest	34,040	627
Cash paid for taxes	4,203	999

Reconciliation of cash, cash equivalents, restricted cash and cash held by Consolidated Investment Funds, end of period:
Cash and cash equivalents	$429,764	$403,258
Cash held by Consolidated Investment Funds	—	52,705
Restricted cash	10,318	11,319
Cash, cash equivalents, restricted cash and cash held by Consolidated Investment Funds, end of period	$440,082	$467,282
See accompanying notes to Consolidated Financial Statements

AG Partner Investments, L.P.
Notes to Consolidated Financial Statements (unaudited)
(dollars in thousands)

1.Organization
AG Partner Investments, L.P. (“AGPI”) is the majority owner of Angelo, Gordon & Co., L.P. (“AG & Co.”), an investment manager specializing in alternative investments. AG & Co., a Delaware limited partnership, was organized in 1988 and is registered with the Securities and Exchange Commission (the “SEC”) as an investment adviser. AGPI, previously named AG Funds GP, L.P. (“GPLP”) was organized on November 3, 2003 and is owned by founder affiliated and senior employee partners. AG & Co. has subsidiaries located in the United States, Europe, and Asia. Certain of AG & Co.’s international subsidiaries are regulated by international regulatory agencies located in the United Kingdom, Japan, Korea, and Hong Kong. At June 30, 2023 and December 31, 2022, AG & Co. was owned 99% by AGPI and 1% by a founder affiliate partner.
AGPI owns 100% of the ownership interests of AG Funds, L.P. (“AG Funds”), a separate Delaware limited partnership which was organized in 2004. AG Funds owns primarily: (i) indirect general partner interests in both closed-end AG & Co. managed investment funds and investment funds for which performance fees crystalize on a less frequent basis than every two years (collectively, the “Investment Funds"), (ii) an indirect interest in the limited partner interests in closed-end AG managed Investment Funds held by AG Capital Funding LLC and its affiliates, which are wholly owned subsidiaries of AG Funds, and (iii) cash and certain other longer dated net assets (in aggregate referred to as “CarryCo Assets” herein). While not organized as separate legal series of AG Funds, the CarryCo Assets are pooled and tracked specifically by vintage year to which they were generated. AG & Co. owns primarily (i) indirect general partner interests in both open-end AG & Co. managed Investment Funds and Investment Funds for which performance fees crystalize on a frequency basis of no longer than every two years and (ii) working capital and all other net assets of AG & Co. which are not CarryCo Assets (in aggregate referred to as “Opco Assets” herein).
At June 30, 2023 and December 31, 2022, AGPI, referred to as the “Partnership” herein, was managed by its general partner, AG GP LLC, and is owned by limited partners consisting of senior employees of AG & Co. and its affiliates and founder affiliated limited partners. Limited partner ownership interests in AGPI are organized and issued specific to AGPI’s underlying interests in CarryCo Assets by vintage year and the Opco Assets.
AG & Co. manages investment vehicles focusing on various strategies categorized into four broad asset classes: credit, real estate, private equity, and multi-strategy. Investment Funds include both separate managed accounts and commingled funds. AG & Co.’s customers include public and corporate pensions, financial institutions, high net-worth individuals, and others.
On May 14, 2023, TPG Inc., a global alternative asset management firm, and the Partnership entered into a definitive agreement under which TPG Inc. will acquire 100% of the capital interests of the Partnership for sale consideration in the aggregate amount of $3.0 billion dollars, paid in the form of cash and TPG units, subject to certain closing adjustments, holdbacks and contingent earnouts. The acquisition transaction, which is expected to close in late 2023, is contingent on successful satisfaction of certain pre-closing conditions. Certain contingent costs associated with the close of this transaction have not been recorded in these consolidated financial statements as they cannot be reasonably estimated.
2.Summary of Significant Accounting Policies
Basis of Presentation
The accompanying consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The consolidated financial statements include the results of AGPI and the consolidated accounts of AG & Co., AG Funds and all subsidiaries for which the Partnership has a controlling interest. The consolidated financial statements include the Partnership’s wholly owned or majority owned subsidiaries, including certain carry plan partnerships, consolidated investment fund entities that are considered either variable interest entities (“VIE” or “VIEs”) for which the Partnership is considered the primary beneficiary as well as fund entities that meet the definition of a voting interest entity (“VOE” or “VOEs”) for which the Partnership holds a controlling financial interest as defined by GAAP (“Consolidated Investment Funds”) and any other subsidiary entities that meet the definition of a voting interest entity for which the Partnership holds a controlling financial interest as defined by GAAP.

AG Partner Investments, L.P.
Notes to Consolidated Financial Statements (unaudited)
(dollars in thousands)
Consequently, the Partnership’s consolidated statements of financial condition reflect the assets and liabilities of the consolidated entities on a gross basis. Consolidated Investment Funds include certain collateralized loan obligation entities sponsored by the Partnership (“CLO Funds”) and a majority-owned affiliate (“MOA”). CLO Funds invest in leveraged loans and asset-backed securities and AG & Co., or a subsidiary thereof, serves as the collateral manager of the CLO Funds. The majority ownership interests in the CLO Funds and MOA are reflected as non-controlling interests in the accompanying consolidated statements of financial condition. The management fees and investment income earned from the Consolidated Investment Funds are eliminated in consolidation; however, the Partnership’s allocated share of the net income (loss) from these funds is increased (decreased) by the amount of these eliminated fees. Accordingly, the consolidation of these subsidiaries has no overall effect on the Partnership’s net assets. As further disclosed herein, the Partnership deconsolidated the Consolidated Investment Funds as of June 30, 2023.
These interim consolidated financial statements are unaudited and have been prepared on a basis consistent with that used to prepare the audited consolidated financial statements. The operating results presented for interim periods are not necessarily indicative of the results expected for the full year ending December 31, 2023. In the opinion of the Partnership, the accompanying unaudited consolidated financial statements contain all adjustments, consisting of only normal recurring adjustments, necessary for a fair statement of its financial position as of June 30, 2023, and its results of operations for the six months ended June 30, 2023 and 2022, and cash flows for the six months ended June 30, 2023 and 2022. The consolidated balance sheet at December 31, 2022, was derived from audited annual consolidated financial statements but does not contain all of the footnote disclosures from the annual consolidated financial statements.
Use of Estimates
The preparation of the consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the fair value of investments, reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The most significant estimate in these consolidated financial statements relates to the fair value of the investments held by the Partnership and the Consolidated Investment Funds.
Principles of Consolidation
Pursuant to the authoritative guidance on consolidation under GAAP, the Partnership performs an analysis using both the VIE and VOE consolidation models in order to determine whether certain types of legal entities should be consolidated. The Partnership first evaluates whether it holds a variable interest in an entity. If the Partnership does hold a variable interest, it must determine (i) whether the entity is a VIE and (ii) if the entity is a VIE, whether the Partnership is the VIE’s primary beneficiary.
VIEs are defined under GAAP as entities in which equity investors do not have the characteristics of a controlling financial interest or do not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support from other parties. The entity that consolidates a VIE is known as its primary beneficiary and is generally the entity which (i) has the power to direct the activities that most significantly impact the VIE’s economic performance, and (ii) has the right to receive the benefits from the VIE or the obligation to absorb losses of the VIE that could be significant to the VIE.
The Partnership determines whether it is the primary beneficiary of a VIE by performing an analysis that principally considers: which variable interest holder has the power to direct the activities of the VIE that most significantly impact the VIE’s economic performance; which variable interest holder has the obligation to absorb losses or the right to receive benefits from the VIE that could potentially be significant to the VIE; the VIE’s purpose and design, including the risks the VIE was designed to create and pass through its variable interest holders; the VIE’s capital structure; the terms between the VIE and its variable interest holders and other parties involved with the VIE; and related-party relationships. The Partnership determines whether it is the primary beneficiary of a VIE at the time it becomes involved with a VIE and reconsiders that conclusion periodically.
Entities that do not qualify as VIEs are generally assessed for consolidation as VOEs under the voting interest model. Under the voting interest, the Partnership consolidates those entities it controls through a majority voting interest. The Partnership does not consolidate VOEs in which the limited partners have substantive participating or kick-out rights. The Partnership consolidates those entities in which it has a controlling financial interest as defined by GAAP.

AG Partner Investments, L.P.
Notes to Consolidated Financial Statements (unaudited)
(dollars in thousands)
The Partnership’s Consolidated Investment Funds are not subject to these consolidation provisions with respect to their majority-owned and controlled investments. Consolidated Investment Funds reflect their investments on the consolidated statements of financial condition at their estimated fair value, with unrealized appreciations/depreciation resulting from changes in fair value reflected as a component of income, except as noted herein with respect to the consolidated CLO Funds.
In the MOA and certain CLO Funds, the Partnership, through its capital interest and residual interest, respectively, has variable interests that represent an obligation to absorb losses of, or right to receive benefit from, the MOA and CLO Funds that could potentially be significant to the entities. Therefore, the Partnership consolidates both the MOA and the respective CLO Funds as of December 31, 2022.
Deconsolidation of Consolidated Investment Funds
On June 23, 2023, MOA sold certain of its interests in the CLO Funds. In connection with and from the proceeds of the sale, MOA redeemed a portion of the Partnership’s limited partner interest held with respect to MOA. As a result of this sale and effective on June 30. 2023, the Partnership no longer held an economic interest in MOA or indirectly the consolidated CLO Funds that would be significant to these VIE entities. Accordingly, the Partnership deconsolidated the entities which resulted in the Partnership derecognizing the related assets and liabilities of MOA and the CLO Funds which comprised the Consolidated Investment Funds at December 31, 2022. The assets and liabilities of such entities, which were subsequently deconsolidated by the Partnership, were $1,431,877 and $1,408,972, respectively, as of June 30, 2023 and $1,399,957 and 1,366,324, respectively, as of December 31, 2022.
For purposes of consolidation, all material intercompany balances and transactions have been eliminated.
Non-controlling Interests
Non-controlling interests primarily represent the ownership interests in Consolidated Investment Funds held by limited partners or their equivalents as of December 31, 2022 only, as well as certain third-party interests in consolidated subsidiaries of the Partnership including the founder affiliate investor of AG & Co, as of June 30, 2023 and December 31, 2022. The aggregate of the income or loss and corresponding equity that is not owned by the Partnership is included in non-controlling interests in the consolidated financial statements. Allocation of income to non-controlling interest holders is based on the respective entities’ governing documents.
Revenue Recognition
Revenue is recognized in accordance with the Financial Accounting Standards Board (the “FASB”) Topic 606 Revenue From Contracts With Customers (“ASC 606”), in a manner that depicts the transfer of promised goods or services to customers and for an amount that reflects the consideration which is expected to be entitled in exchange for those goods or services. Management is required to identify the contracts with customers, identify the performance obligations in a contract, determine the transaction price, allocate the transaction price to the performance obligations in the contract and recognize revenue when (or as) the entity satisfies a performance obligation. In determining the transaction price, variable consideration is included only to the extent that it is probable that a significant reversal in the amount of cumulative revenue recognized would not occur when the uncertainty associated with the variable consideration is resolved. The guidance requires an assessment of the principal versus agent in the arrangement based on the notion of control, which affects recognition of revenue on a gross or net basis.
Fees and Other
For the six months ended June 30, 2023 and 2022, Fees and other are comprised primarily of management fees, incentive fee income, and expense reimbursements as further discussed herein.
Management Fees
Management fees generally range from 0.37% to 2.00% of total commitments, funded commitments, cost of investments or Net Asset Value (“NAV”) based on terms specific to contractual agreements of each Investment Fund. Management fees are earned for investment advisory services provided to Investment Funds based on contractual

AG Partner Investments, L.P.
Notes to Consolidated Financial Statements (unaudited)
(dollars in thousands)
agreements and represent performance obligations that AG & Co. satisfies over time. Management fees are a form of variable consideration for such services because the fees entitled to AG & Co. may vary based on fluctuations in the basis for the fees. Management fees are recognized over the period in which such services are performed. Employees and other affiliates of the Partnership who invest in Investment Funds may not be charged a management fee. Additionally, management fees are presented gross of placement contract related fees.
Incentive Fee Income
The Partnership provides investment management services to certain Investment Funds and separate managed accounts in exchange for a management fee and, in some cases, an incentive fee when the Partnership is not entitled to performance allocations. The Partnership determined such fees together with the management fees earned from such contracts to represent the same performance obligation and are within the scope of the amended revenue guidance. Incentive fees are considered variable consideration because the fees entitled by AG & Co. may vary based on fluctuations in the basis for the fees, typically a percentage of annual investment fund or management account profits, and may also be subject to reversal, and therefore the recognition of such fees is deferred until the end of the measurement period when the performance-based incentive fees become fixed and determinable. After the contract is established, there are no significant judgments made when determining the transaction price. The Partnership defers recognition of incentive fees until any uncertainties in recognition of the variable consideration has passed. Incentive fee income and incentive allocation investment income are jointly referred to as “incentive income” herein.
Expense Reimbursements
In providing investment management and advisory services to the Investment Funds, the Partnership routinely contracts for services from third parties. In situations where the Partnership is viewed as having incurred these third-party costs on behalf of the Investment Fund and/or investments of Investment Funds, the cost of such services is presented net as a reduction of the Partnership’s revenues. In all other situations, when the Partnership is viewed as the principal to the contract, the expenses and related reimbursements associated with the services are presented on a gross basis, which are classified as part of the Partnership’s expenses, and reimbursements of such costs are classified as fees and other within revenues in the consolidated financial statements. After the contract is established, there are no significant judgments made when determining the transaction price. Expense reimbursements include reimbursement of certain compensation and benefits; general, administrative, and other; income tax expense and depreciation and amortization expenses included in the consolidated statements of comprehensive income.
Placement Contracts
The Partnership enters into placement contracts with certain third parties from time to time on behalf of the Investment Funds. Under certain arrangements, placement agents are due a portion of the management fees or incentive income revenues earned from Investments Funds. Under certain other arrangements, placement agents earn a fixed fee based on investor commitments sourced. The Partnership is the principal for these fee sharing arrangements related to management fee and incentive income revenues earned from Investment Funds.
The Partnership determines whether the Investment Fund itself or the investors in the Investment Fund are its customer. If the investors to the Investment Funds are concluded to be its customer, then any placement contract fees relating to such investors will be capitalized and amortized over the life of the contract, which is generally the term of the Investment Fund. If the investors of Investment Fund are not its customer, then the entire cost is expensed as incurred. Such fees are presented as a component of general, administrative, and other on the consolidated statements of comprehensive income, and have been expensed in the amount of $7,360 and $9,284 for the six months ended June 30, 2023 and 2022, respectively.
Capital Allocation-Based Income
For the six months ended June 30, 2023 and 2022, capital allocation-based income is comprised of incentive allocation investment income and GP investment income as further discussed herein.

AG Partner Investments, L.P.
Notes to Consolidated Financial Statements (unaudited)
(dollars in thousands)
Incentive Allocation Investment Income
The Partnership accounts for incentive fee arrangements structured as an allocation of capital under guidance applicable to equity method investments, and therefore these arrangements are not within the scope of ASC 606. These amounts are included in capital allocation-based income on the consolidated statements of comprehensive income.
Open-End Funds and Close-End Funds
Open-end funds can issue and redeem interests to investors on an on-going basis at the then-current net asset values subject to the fund’s policies as specified in governing documents. The Partnership generally receives incentive fee income from its open-end funds typically based on a percentage of annual fund profits subject to prior year loss carry-forwards. In calculating incentive income from certain open-end funds, such profits are also reduced by minimum return hurdles. Incentive income is generally paid in the first quarter following the performance year and is generally not subject to repayment by the Partnership. For certain Investment Funds, incentive income may be paid during the calendar year if there are investor capital redemptions. Incentive fee allocations attributed to certain non-liquid investments (“side pocket investments”) owned by open-end funds are paid when the associated side pocket investments are realized.
The Partnership’s closed-end funds are typically structured as limited partnerships that generally have an 8-10 year term and have a specified period during which clients can subscribe for limited partnership interests in the fund. Once a client is admitted as a limited partner, that client is required to contribute capital when called by the general partner, and generally cannot withdraw its investment. The Partnership earns and is allocated incentive income from its closed-end funds which is generally equal to a percentage of the funds’ profits. The Partnership generally receives incentive income distributions after the capital and preferred return are paid back to investors. Incentive allocation investment income distributions are made initially under “catch-up” provisions which provide for accelerated distribution of incentive to the general partner. Incentive income received from closed-end funds is generally not subject to repayment by the Partnership. Employees and other affiliates of the Partnership who invest in Investment Funds may not be charged incentive or may receive a discounted incentive rate.
The Partnership recognizes incentive income allocations based on the amount allocated to the Partnership representing amounts that would be due if all fund investments and other assets were sold and all liabilities extinguished at reported values at the reporting date, otherwise known as the hypothetical liquidation at book value method. At each reporting date the Partnership calculates inception-to-date allocated incentive income and compares it to inception-to-date incentive income recorded as at the previous reporting date. The difference in inception-to-date incentive income as at two different reporting dates is reflected as capital allocation-based income in the consolidated statements of comprehensive income. As the fair value of fund investments varies between reporting periods, incentive allocated investment income is adjusted to reflect positive or negative performance.
If all existing investments of closed-end or similarly structured funds and side pocket investments of open-end funds became worthless on June 30, 2023 and December 31, 2022 the amount of accrued incentive income, net of related performance allocation compensation, which would be reversed, is $333,483 and $288,609, respectively.
GP Investment Income
GP investment income represents investment income earned by the Partnership on its various general partner and limited partner interests in the Investment Funds. The carrying value of equity method investments in investments where the Partnership exerts significant influence is generally determined based on the amounts invested, adjusted for the equity in earnings or losses of the investee allocated based on the Partnership’s ownership percentage, less distributions and any impairment. GP Investment income is included in capital allocation-based income on the consolidated statements of comprehensive income.

AG Partner Investments, L.P.
Notes to Consolidated Financial Statements (unaudited)
(dollars in thousands)
Compensation and Benefits
Compensation and benefits consists primarily of (a) salary, bonus, and other benefits paid or payable to employees under employee compensation arrangements; (b) deferred compensation arrangements; (c) equity-based compensation associated with awards granted to certain employees; (d) performance allocation compensation.
Cash-based Compensation
Cash-based compensation consists primarily of salary, bonus, and other benefits paid or payable to employees under employee compensation arrangements.
Deferred Bonus Program
The Partnership has various compensation programs of which a portion of an employee’s annual bonus may be deferred over a period of time. The deferred bonus will generally vest to employees over a requisite service period, and as a result, employees could forfeit the unvested portion of the bonus if the service requirements are not met. The Partnership recognizes compensation expense over the requisite service period of each bonus program as a component of cash-based compensation and has included the related liability as a component of accrued compensation and benefits on the consolidated financial statements.
Equity-based Compensation
The Partnership granted specific employees equity interests in AGPI. The value of these equity awards is based on the actual value stated in each contract. AG & Co. recognizes compensation expense over the requisite service period for the entire award and the amount of compensation expense that is recognized is at least equal to the grant-date value of the vested portion of the award. Certain equity-based compensation arrangements include both a service and a performance obligation. In such cases, the Partnership measures compensation expense when the performance condition is probable, following the recognition method previously stated.
Under various arrangements, the Partnership granted specific employees an entitlement to the value and earnings of a corresponding equity interest in AGPI which will be settled in cash rather than partnership interests. As a liability classified equity compensation award, the Partnership recognizes the fair value of the award as compensation expense initially at the grant date and continues to recognize changes in compensation expense due to changes in fair market value of the award at each reporting period, considering the requisite service period and performance conditions to the extent they apply. In such cases, the Partnership measures compensation expense when the performance condition is probable, following the recognition method previously stated.
The Partnership recognizes equity-based compensation expense related to its equity-based compensation arrangements as equity-based compensation in the consolidated statements of comprehensive income and includes any related liability as a component of accrued compensation and benefits on the consolidated statements of financial condition.
The Partnership’s policy is to recognize any forfeitures of equity awards in the period when the forfeiture occurs. Any previously recognized compensation expense for forfeited awards are reversed in such period as a net component of equity-based compensation expense in the consolidated financial statements.
Performance Allocation Compensation
In order to align the interests of the employees with those of the Partnership, certain of the Partnership’s employees have been granted profit sharing arrangements. The profit sharing interests entitle applicable employees to share in the incentive income earned from the funds they are involved in, which take the form of (i) contractual profit sharing limited partnership interests in internal carry plan partnerships consolidated by the Partnership (ii) other contractual agreements entitling employees to corresponding economics of actual profit sharing limited partnership interests in internal carry plan partnerships and (iii) other incentive profit sharing arrangements. When the Partnership records incentive income as either capital allocation-based income or fee revenues, a corresponding profit-sharing compensation expense is accrued. These amounts are generally payable when incentive income is distributed from the respective funds. Reversals of previously accrued incentive income will result in a corresponding reversal of profit-sharing compensation expense. Certain profit-

AG Partner Investments, L.P.
Notes to Consolidated Financial Statements (unaudited)
(dollars in thousands)
sharing interests have applicable vesting terms and vest in annual increments during the life of the fund. If an employee forfeits unvested profit-sharing interests (e.g., by way of resigning from the Partnership), such forfeited profit-sharing interest is generally allocated to the remaining employees of the particular profit-sharing arrangement and continues to vest. Under certain of these arrangements, employees who forfeit their unvested interest are still entitled to receive their vested profit-sharing interest in the investment fund through its liquidation.
Cash and Cash Equivalents
Cash and cash equivalents include cash in accounts with banks and other financial institutions, highly liquid investments with original maturities of three months or less when acquired, and money market funds. Cash equivalents are recorded at cost plus accrued interest, which approximates fair value. Substantially all amounts are on deposit with major financial institutions, which exposes the Partnership to a certain degree of credit risk. Interest and dividend income earned on cash and cash equivalents is included in interest, dividends and other on the consolidated statements of comprehensive income.
Restricted Cash
Restricted cash balances relate to cash balances held as an interest reserve and accumulated from distributions received from certain of the Partnership’s investments in certain Investment Funds which collateralize the Partnership’s Credit Facility, as defined in Note 12. Such amounts are restricted until expiration of the next quarterly interest payment date at which time, such amounts become free from restriction to the Partnership.
Cash and Cash Equivalents held by Consolidated Investment Funds
Cash and cash equivalents held by Consolidated Investment Funds represent cash and cash equivalents that are held by Consolidated Investment Funds and are not available to fund the general liquidity needs of the Partnership.
Fair Value Measurements
Accounting Standards Codification (“ASC”) Topic 820, Fair Value Measurement, establishes a fair value hierarchy that prioritizes and ranks the level of observability of inputs used to measure the investments at fair value. The observability of inputs is impacted by a number of factors, including the type of investment, characteristics specific to the investment, market conditions and other factors. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level I measurements) and the lowest priority to unobservable inputs (Level III measurements). Investments with readily available quoted prices or for which fair value can be measured from quoted prices in active markets will typically have a higher degree of input observability and a lesser degree of judgment applied in determining fair value. The three levels of the fair value hierarchy under ASC 820 are as follows:
Level I – Pricing inputs are unadjusted, quoted prices in active markets for identical assets or liabilities as of the measurement date.
Level II – Pricing inputs are other than quoted prices included within Level I that are observable for the investment, either directly or indirectly. Level II pricing inputs include quoted prices for similar investments in active markets, quoted prices for identical or similar investments in markets that are not active, inputs other than quoted prices that are observable for the investment, and inputs that are derived principally from or corroborated by observable market data by correlation or other means. The types of investments generally included in Level II are restricted securities listed in active markets, corporate bonds, and loans.
Level III – Pricing inputs are unobservable and include situations where there is little, if any, market activity for the investment. The inputs used in the determination of fair value require significant judgment and estimation.
In certain cases, the inputs used to measure fair value might fall within different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the investment is categorized in its entirety falls is determined based on the lowest level input that is significant to the investment in its entirety. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to the

AG Partner Investments, L.P.
Notes to Consolidated Financial Statements (unaudited)
(dollars in thousands)
financial instrument. The categorization of an investment within the hierarchy is based upon the pricing transparency of the investment and does not necessarily correspond to the perceived risk of that investment.
In certain instances, an investment that is measured and reported at fair value may be transferred into or out of Level I, II, or III of the fair value hierarchy.
In certain cases, debt and equity securities are valued on the basis of prices from an orderly transaction between market participants provided by reputable dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrices, market transactions in comparable investments and various relationships between investments. When a debt is valued based on dealer quotes, the Partnership subjects those quotes to various criteria in making the determination as to whether a particular investment would qualify for treatment as a Level II or Level III investment. Some of the factors considered include the number and quality of quotes, the standard deviations of the observed quotes and the corroboration of the quotes to independent pricing services.
Level III investments may include common and preferred equity securities, corporate debt, and other privately issued securities. When observable prices are not available for these securities, one or more valuation techniques (e.g., the market approach and/or the income approach) for which sufficient and reliable data is available are used. Within Level III, the use of the market approach generally consists of using comparable market transactions or other data, while the use of the income approach generally utilizes the net present value of estimated future cash flows, adjusted, as appropriate, for liquidity, credit, market, and other risk factors. Due to the inherent uncertainty of these valuations, the fair values reflected in the accompanying consolidated financial statements may differ materially from values that would have been used had a readily available market for the investments existed and may differ materially from the values that may ultimately be realized. The period of time over which the underlying assets of the investments will be liquidated is unknown.
For the consolidated CLO Funds, the Partnership uses the measurement alternative included in the collateralized financing entity guidance (the “Measurement Alternative”). The Partnership has determined that the fair value of the financial assets of the consolidated CLO Funds is more observable than the fair value of the financial liabilities of the consolidated CLO Funds. As a result, the financial assets of the consolidated CLO Funds are being measured at fair value and the financial liabilities are being measured in consolidation as: (i) the sum of the fair value of the financial assets and the carrying value of any non-financial assets that are incidental to the operations of the CLO Funds less (ii) the sum of the fair value of any beneficial interests retained by the Partnership (other than those that represent compensation for services) and the Partnership’s carrying value of any beneficial interests that represent compensation for services. The resulting amount is allocated to the individual financial liabilities (other than the beneficial interests retained by the Partnership).
Investments
The Partnership has investments in Investment Funds through GP investments and accrued incentive allocations as well as investments in other securities, investments held to maturity and investments in other partnerships as further discussed below.
GP Investments
The Partnership makes general partner and/or limited partner investments to certain Investment Funds. The Partnership’s equity investments in Investment Funds (“Equity Method Investments – GP Investments”) are recorded using the equity method of accounting as the Partnership has significant influence over such funds but which do not meet the consolidation requirements. Equity in net income (loss) of Investment Funds, referred to as GP investment income/(loss), represents the Partnership’s pro-rata share of income or loss from these funds and is recorded as a component of capital allocation-based income in the consolidated statements of comprehensive income.
Accrued Incentive Allocations
Incentive allocation investment income is allocated to the Partnership based on the performance of Investment Funds and recognized as a component of Investments as accrued. The Partnership calculates inception-to-date incentive income at the reporting date and the change in accrued incentive income for the reporting period is reflected as a component of capital allocation-based income on the accompanying consolidated statements of comprehensive income as

AG Partner Investments, L.P.
Notes to Consolidated Financial Statements (unaudited)
(dollars in thousands)
discussed previously in Note 2 herein. Incentive income which was crystalized and/or declared and is due and payable to the Partnership is transferred from investments and reflected as a component of due from affiliates on the accompanying consolidated statements of financial condition until collected. While incentive fee income is calculated and allocated consistent with that of incentive allocation investment income as described herein, recognition of such amounts will be deferred until any uncertainties in recognition of this variable consideration is passed.
Other Securities
AG Funds invests in securities in strategies similar to some of the ones invested in by the Investment Funds. The Partnership has designated such investments as trading securities as defined in GAAP authoritative guidance on accounting for investments. Such securities are measured at fair value in the consolidated statements of financial condition, with realized gains (losses) and change in unrealized appreciation/depreciation included in net gain (loss) from investment activities and other on the consolidated statements of comprehensive income.
Investments Held to Maturity
The Partnership holds investments in the notes issued by CLO Funds that are held to maturity. The Partnership has the intent and ability to hold these investments until maturity. Held to maturity securities are stated at amortized cost, adjusted for amortization of premiums and accretion of discounts to maturity computed under the effective interest method. The effective interest method uses projected cash flows and includes uncertainties and contingencies that are difficult to predict and are subject to future events that may impact estimated interest income prospectively. Certain tranches of the notes were purchased at a discount and are being amortized back to par value until they mature at various dates between 2033 to 2035. If the Partnership failed to keep these investments as held to maturity it would be required to be reclassified as trading securities and would be measured at fair value. There was no allowance for credit losses recognized for the six months ended June 30, 2022.
The Partnership adopted ASU 2016-13, Financial Instruments - Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments effective January 1, 2023. Under this new accounting standard, the Partnership is required to estimate a lifetime expected credit loss for certain beneficial interests, which include the Partnership’s investments classified as held to maturity. The allowance for credit losses on the held to maturity securities is calculated as the difference between the amortized cost and the present value of the cash flows expected to be collected, discounted at each security’s effective interest rate. These cash flow estimates are developed based on expectations of underlying collateral performance derived using macroeconomic forecast and consider the structural features of the security. The application of different inputs and assumptions into the calculation of the allowance for credit losses is subject to significant management judgment, and emphasizing one input or assumption over another, or considering other inputs or assumptions, could affect the estimate of the allowance for credit losses. Where applicable, impairment is recognized related to investments in the CLO Funds in accordance with U.S. GAAP. The CLO Funds evaluate securities for impairment on a security-by-security basis based on adverse changes in expected cash flows.
Investments in Other Partnerships
The Partnership holds investments in outside partnerships in which it does not have significant influence, nor does it hold for trading purposes. The investments qualify as financial instruments, and the Partnership has elected the fair value option to carry such investments at fair value which is disclosed in Note 4. These investments are measured at fair value in the consolidated statements of financial condition with period realized gains and losses and unrealized gains and losses included in gain (loss) from investment activities and other of the consolidated statements of comprehensive income.
Investment Related Transactions
Investment transactions and the related revenue and expenses are recorded on a trade-date basis. For investments other than investments in Investment Funds and other partnerships, realized gains and losses on investment transactions are determined by first-in, first-out basis. In the case of the Consolidated Investment Funds and other partnerships, realized gains and losses on investment transactions are determined following a specific identification method. Net gain (loss) from investment activities and other of the Consolidated CLO Funds are presented within net gain (loss) from investment activities and other within investment income for Consolidated Investment Funds on the consolidated statements of comprehensive income.

AG Partner Investments, L.P.
Notes to Consolidated Financial Statements (unaudited)
(dollars in thousands)
Interest, Dividends and Other
Interest income is recognized on an accrual basis. Interest income on debt is accrued and recognized for those issuers who are currently paying in full or expected to pay in full. For those issuers who are in default or expected to default, interest is not accrued and is only recognized when received. Interest income includes discounts accreted and premiums amortized on certain debt instruments as determined in good faith by the Partnership and calculated using the effective interest method. Paydown gains and losses on fixed income securities are reported in interest income on the consolidated statements of comprehensive income. Interest received in-kind, computed at the contractual rate specified in each investment agreement, is added to the principal balance of the investment, and reported as interest income within net gain (loss) from investment activities and other within investment income for the Consolidated Investment Funds on the consolidated statements of comprehensive income.
Dividend income on investments owned is recognized on the ex-dividend date, net of applicable withholding taxes. Other income is included within interest, dividend and other the consolidated statements of comprehensive income.
Due From Affiliates
Receivable from Related Parties
Receivable from related parties consists primarily of expense reimbursements due from Investment Funds and are included within due from affiliates on the consolidated statements of financial condition. The Partnership recognizes receivables for expenses that will be reimbursed by the Investment Funds and investments of Investment Funds at invoiced amounts less a reserve for credit losses. The Partnership evaluates each Investment Fund’s account and establishes a reserve for credit losses when, based on current information and events, it is probable that amounts will not be collected, and such amounts can be reasonably estimated. The allowance is the Partnership’s best estimate of the amount of probable credit losses in its existing accounts receivable. Account balances are charged off against the allowance after all means of collection have been exhausted and the potential for recovery is considered remote.
Management Fees and Incentive Income Receivable
The Partnership recognizes receivables for management fees and incentive income that are earned from Investment Funds at invoiced amounts. Receivables for incentive income includes accrued incentive balances from both incentive fee income and incentive allocation investment income which have been crystalized, declared and due and payable, and are included within due from affiliates on the consolidated statements of financial condition. The Partnership evaluates each Investment Fund’s account and establishes a reserve for credit losses when, based on current information and events, it is probable that amounts will not be collected, and such amounts can be reasonably estimated. On June 30, 2023 and December 31, 2022, the Partnership has determined no reserve for credit losses is required to be recorded. The Partnership’s policy on these receivables is not to charge interest on delinquent payments.
Other Assets
Fixed Assets
Fixed assets consist primarily of furniture, fixtures, equipment, computer hardware and software, and leasehold improvements and are recorded at cost less accumulated depreciation and amortization. Depreciation of furniture, fixtures, equipment and computer hardware and software is recorded over the estimated useful life of the asset, generally three to seven years, using the straight-line method. Leasehold improvements are amortized using the straight-line method, over the shorter of the respective estimated useful life or the lease term. Fixed assets are included within other assets on the consolidated statements of financial condition.

AG Partner Investments, L.P.
Notes to Consolidated Financial Statements (unaudited)
(dollars in thousands)
Prepaids and Other Assets
Prepaids and other assets, which are included in other assets on the consolidated statements of financial condition consist primarily of prepaid insurance, certain software implementation costs, deferred tax assets and other prepaid operating expenses and deposits.
The Partnership identified certain implementation and development costs relating to cloud computing arrangements and deferred them in accordance with ASU 2018-15. Deferred costs are expensed on a straight-line basis over the non-cancelable term of the hosting arrangement when the related component of the hosting arrangement is ready for its intended use.
Other Assets of Consolidated Funds
The Partnership records receivables from brokers, which are financial institutions for unsettled bank debt related to term loans, and interest and dividends receivable of which 100% are related to the Consolidated Investment Funds within other assets of Consolidated Investment Funds, within the consolidated statements of financial condition as of December 31, 2022.
Leases
Effective with the adoption of ASC 842, at contract inception, the Partnership determines if an arrangement contains a lease by evaluating whether (i) an identified asset was deployed in a contract explicitly or implicitly and (ii) the Partnership obtains substantially all the economic benefits from the use of that underlying asset and directs how and for what purpose the asset is used during the term of the contract. Additionally, at contract inception the Partnership will evaluate whether the lease is an operating or finance lease. Right-of use (“ROU”) assets represent the Partnership’s right to use an underlying asset for the lease term and operating lease liabilities represent the Partnership’s obligation to make lease payments arising from the lease. Operating lease liabilities are recognized at the commencement date based on the present value of the lease payments over the lease term. To the extent these payments are fixed or determinable, they are included as part of the lease payments used to measure the lease liability. The Partnership’s ROU assets are recognized as the initial measurement of the lease liabilities plus any initial direct costs and any prepaid lease payments less lease incentives received, if any. The lease terms may include options to extend or terminate the lease which are accounted for when it is reasonably certain that the Partnership will exercise that option. As the discount rate implicit to the lease is not readily determinable, the incremental borrowing rates of the Partnership were used for all leases. The incremental borrowing rates are based on the information available including, but not limited to, collateral assumptions, the term of the lease, and the economic environment in which the lease is denominated at the commencement date.
The Partnership elected the package of practical expedients provided under the guidance. The practical expedient package applies to leases commenced prior to the adoption of the new standard and permits companies not to reassess whether existing or expired contracts are or contain a lease, the lease classification, and any initial direct costs for any existing leases. The Partnership has elected to not separate the lease and non-lease components within the contract. Therefore, all fixed payments associated with the lease are included in the ROU asset and the lease liability. These costs often relate to the fixed payments for a proportionate share of real estate taxes, common area maintenance and other operating costs in addition to a base rent. Any variable payments related to the lease are recorded as lease expense when and as incurred. The Partnership has elected this practical expedient for all lease classes. The Partnership did not elect the hindsight practical expedient. The Partnership has elected the short-term lease expedient. A short-term lease is a lease that, as of the commencement date, has a lease term of 12 months or less and does not include an option to purchase the underlying asset that the lessee is reasonably certain to exercise. For such leases, the Partnership will not apply the recognition requirements of ASC Topic 842, Leases and instead will recognize the lease payments as lease cost on a straight-line basis over the lease term.
The Partnership’s leases primarily consist of operating leases for real estate, which have remaining terms of 1 to 8 years. Some of those leases include options to extend for additional terms ranging from 1 to 5 years. The Partnership’s other leases, including those for office equipment and storage, are not significant. Additionally, the Partnership’s leases do not contain restrictions or covenants that restrict the Partnership from incurring other financial obligations. The Partnership also does not provide any residual value guarantees for the leases or have any significant leases that have yet to be

AG Partner Investments, L.P.
Notes to Consolidated Financial Statements (unaudited)
(dollars in thousands)
commenced. From time to time, the Partnership enters into certain sublease agreements that have terms similar to the remaining terms of the master lease agreements between the Partnership and the landlord.
Operating lease ROU assets and lease liabilities are presented in the consolidated statements of financial condition in other assets and other liabilities, respectively. Operating lease expense is recognized on a straight-line basis over the lease term and is recorded within general, administrative, and other expenses in the Partnership’s consolidated statements of comprehensive income (see Note 9 to the consolidated financial statements).
Repurchase Agreements
The Partnership, through its subsidiary, has financed the purchase of certain investments in the debt tranches of certain CLO Funds through repurchase agreements. The Partnership records these investments as an asset and the related borrowings under the repurchase agreements are recorded as a liability on the consolidated statements of financial condition. The amount borrowed is the amount equal to the debt investment outstanding in the CLO. Interest income earned and interest expense incurred on the repurchase obligation are reported on the consolidated statements of comprehensive income. Accrued interest receivable on investments and accrued interest payable on repurchase agreements are included in accounts payable and accrued expenses on the consolidated statements of financial condition.
Securities sold under agreements to repurchase are accounted for as collateralized financing transactions. The Partnership provides securities to counterparties to collateralize amounts borrowed under repurchase agreements on terms that permit the counterparties to repledge or resell the securities to others. Securities transferred to counterparties under repurchase agreements are included within investments in the consolidated statements of financial condition. Cash received under a repurchase agreement is recognized as a liability within securities sold under agreements to repurchase in the consolidated statements of financial condition. Interest expense is recognized on an effective yield basis and is included within interest expense in the consolidated statements of comprehensive income.
Other Liabilities
The Partnership’s other liabilities consist of leases liability and payable to brokers. Refer to Note 7 for further details.
Payable to Brokers
The Partnership records payables due to brokers, which are financial institutions, for unsettled bank debt related to term loans, of which 100% are related to the Consolidated Investment Funds. Payable to brokers are included in other liabilities of Consolidated Investment Funds within the consolidated statements of financial condition.
Due to Affiliates
Due to affiliates is comprised primarily of distributions payable to partners. The General Partner of the Partnership determines the timing and amount of capital distributions at its own discretion. The Partnership records capital distributions when they are fixed and determinable.
Partners’ Capital
Partnership Terms
AGPI maintains a separate capital account for each partner. Participation percentages, with respect to Opco Assets and Carry Co Asset interests, are maintained for each partner and are determined based on their proportionate share of capital at the end of each fiscal period, inclusive of any unvested notional of REI awards (see Note 10). Comprehensive income (loss) for any fiscal period is allocated to partners based on their respective participation percentages as of the beginning of each fiscal period. Certain items of comprehensive income (loss) may be specifically allocable to only founder partners. The Partnership may accept capital subscriptions at any times the General Partner may permit. Capital contributions and capital distributions may be made from the Partnership to partners, in accordance with their participation percentages at any times the General Partner determines based on liquidity needs or sources. Distributions may include tax distributions and other distributions of operating profits or capital. Partners are generally only able to redeem their capital

AG Partner Investments, L.P.
Notes to Consolidated Financial Statements (unaudited)
(dollars in thousands)
upon consent of the General Partner. If a partner ceases to be an employee of AG & Co, the General Partner will generally redeem their Opco Assets interest over a period of up to three years, which is subject to acceleration based on discretion of the General Partner. With respect to their Carry Co Assets interest, the partner will continue to be a partner in the Partnership unless the General Partner permits a redemption otherwise. Partners subscribe and redeem from the Partnership with respect to their Opco Assets at book value and as a result, the Opco Asset interests are considered a book value plan. Opco Asset interests are classified as equity and non-compensatory in nature, unless granted as a REI award (see Note 10). Other than REI awards, Carry Co Asset interests are neither a book value plan nor are they compensatory in nature.
Non-recourse Partner Loans
The Partnership made loans to certain founder and senior employee partners in connection with their financing of capital contributions and subscriptions to the Partnership. Such loans accrue interest at a range of interest rates of 0.04% to 3.25% over the 6-month period ended June 30, 2023 and 2022. The partner loans are secured by the partner’s capital balances in the Partnership. The loans generally require annual payments of interest and require mandatory repayment of outstanding principal and any unpaid accrued interest from certain Partnership distributions and from any partial or full redemptions of partner’s capital balances. Outstanding principal and accrued interest is recorded by the Partnership in partners’ capital. Interest income is included as a component of interest, dividends and other of the consolidated statements of comprehensive income.
Comprehensive Income (Loss)
Comprehensive income (loss) consists of net income (loss) and other comprehensive income (loss). The Partnership’s other comprehensive income (loss) is comprised of foreign currency cumulative translation adjustments discussed herein.
Foreign Currency
The consolidated financial statements and transactions of the Partnership’s foreign subsidiaries are maintained in their functional currencies and translated into U.S. dollars. Results of foreign operations are translated at the average reporting period exchange rates. The net assets of foreign operations are translated into U.S. dollars using current exchange rates. The U.S. dollar results that arise from such translation are included in the foreign currency translation adjustments in accumulated other comprehensive income which is a component of Partners’ Capital. Remeasurement gains and losses, along with foreign currency gains and losses resulting from transactions in currencies other than the functional currency are included in net gain (loss) from investment activities and other on the consolidated statements of comprehensive income.
Income Taxes
The Partnership does not record a provision for U.S. federal, state, or local income taxes because the Partnership itself is not subject to U.S. income taxes except as noted otherwise herein. Partners are individually responsible to report their share of the Partnership’s income or loss on their income tax returns, if required to file. Certain non-U.S. sourced interest, dividends and other income realized by the Partnership as well as capital gains realized by the Partnership on the sale of securities of non-U.S. issuers may be subject to a tax at prevailing treaty or standard withholding rates with the applicable country or local jurisdiction. Applicable withholdings have been incorporated into the recognition of dividend, interest, other income and gain (loss) on investment activities on the accompanying consolidated statements of comprehensive income. Additionally, certain income and capital gains may be subject to withholding by U.S. state and local jurisdictions for the partners. Withholding tax payments are paid by either the Partnership or by underlying investment entities and are treated as distributions to the partners on whose behalf the tax payments are made.
In accordance with authoritative guidance under U.S. GAAP, the Partnership recognizes the benefits of uncertain tax positions only when the position is “more likely than not” to be sustained in the event of examination by tax authorities, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The maximum tax benefit recognized is limited to the amount that is more than fifty percent likely to be realized upon ultimate settlement with the relevant taxing authority. As of June 30, 2023 and December 31, 2022 and for the six months ended June 30, 2023 and 2022, the Partnership was not required to establish a liability for uncertain tax positions under the authoritative guidance on accounting for and disclosure of uncertainty in tax positions.

AG Partner Investments, L.P.
Notes to Consolidated Financial Statements (unaudited)
(dollars in thousands)
As prescribed by the tax laws of jurisdictions in which it operates, the Partnership files an income tax return in the U.S. federal jurisdiction and may file income tax returns in various U.S. states and foreign jurisdictions. In the normal course of business, the Partnership is subject to examination by federal, state, local and foreign jurisdictions, including examination of prior year tax returns, generally the last three years, where applicable. If such examinations result in changes to the Partnership’s profit and losses, tax liabilities of the partners could be changed accordingly.
AG & Co. conducts a business in New York City and as a result is subject to an unincorporated business tax of 4% on its New York City sourced taxable profits. As a result, for the six months ended June 30, 2023 and 2022, the Partnership has recorded a current tax provision of $1,650 and $85, respectively which was incorporated as a component of income tax expense on the accompanying consolidated statements of comprehensive income.
Deferred taxes are provided for using the liability method, which provides for temporary differences between the financial reporting and income tax basis of the Partnership’s assets and liabilities. Deferred income tax assets are also recognized for tax net operating loss carryforwards. These deferred income tax assets and liabilities are measured using the enacted tax rates and laws that will be in effect when such amounts are expected to be reversed or utilized. Valuation allowances are provided to reduce such deferred income tax assets to amounts more likely than not to be ultimately realized. At June 30, 2023 and December 31, 2022, management has identified there to be such temporary timing differences which would result in a deferred tax provision, net of valuation allowances of $1,891 and $2,064, respectively.
Certain of the Partnership’s foreign subsidiaries are subject to taxation by local government on its local taxable profits. Current and deferred tax expenses have been incorporated as a component of Income tax expense. Deferred income tax assets are recognized for the amounts of operating expenses incurred but not yet deductible for local income tax purposes. Valuation allowances are provided to reduce such deferred income tax assets to amounts more likely than not to be ultimately realized.
Recent Accounting Pronouncements
The Partnership considers the applicability and impact of all accounting standard updates (“ASU”) issued by the Financial Accounting Standards Board (“FASB”). ASUs not listed below were addressed and either determined to be not applicable or expected to have minimal impact on the Partnership’s consolidated financial statements.
In March 2020, the FASB issued ASU 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”). ASU 2020-04 provides optional expedients and exceptions to U.S. GAAP requirements for modifications to debt agreements, leases, derivatives, and other contracts related to the expected market transition from the London Interbank Offered Rate (“LIBOR”), and certain other floating rate benchmark indices to alternative reference rates. ASU 2020-04 generally considers contract modifications related to reference rate reform to be an event that does not require contract remeasurement at the modification date nor a reassessment of a previous accounting determination. In January 2021, the FASB clarified the scope of that guidance with the issuance of ASU 2021-01, Reference Rate Reform: Scope. This ASU provides optional guidance for a limited period of time to ease the burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. These optional expedients and exceptions are effective as of March 12, 2020 through June 2023. Adoption is permitted at any time. The Partnership has evaluated ASU 2020-04 and concluded that there was no material impact on the consolidated financial statements upon the Partnership’s adoption on January 1, 2023.

AG Partner Investments, L.P.
Notes to Consolidated Financial Statements (unaudited)
(dollars in thousands)
3.Investments
Investments consisted of the following:

	June 30, 2023	December 31, 2022
Investments owned by Consolidated Investment Funds, at fair value	$—	$1,316,531
Total investments owned by Consolidated Investment Funds	$—	$1,316,531

Investments owned by the Partnership:
Equity Method Investments – GP Investments	$215,942	$221,982
Accrued incentive allocation investment income	820,162	767,169
Other securities, at fair value	470	505
Investments in other partnerships, at fair value	3,425	4,047
Investments held to maturity, at amortized cost	86,607	87,797
Total investments owned by the Partnership	$1,126,606	$1,081,500
The Partnership received distributions from Investment Funds in the amount of $89,149 and $287,677 during the six months ended June 30, 2023 and 2022, respectively.
GP Investments and Accrued Incentive Allocation Investment Income
The Partnership’s GP investments and accrued incentive allocation investment income balances at June 30, 2023 and December 31, 2022 related to Investment Funds included the following asset classes:

	June 30, 2023
	GP investments	Accrued incentive allocation investment income	Total
Credit	$108,183	$244,088	$352,271
Real Estate	65,332	544,844	610,176
Private Equity	2,221	28,709	30,930
Multistrategy	40,206	2,521	42,727
	$215,942	$820,162	$1,036,104

	December 31, 2022
	GP investments	Accrued incentive allocation investment income	Total
Credit	$113,257	$169,618	$282,875
Real Estate	66,109	560,265	626,374
Private Equity	2,640	29,270	31,910
Multistrategy	39,976	8,016	47,992
	$221,982	$767,169	$989,151

AG Partner Investments, L.P.
Notes to Consolidated Financial Statements (unaudited)
(dollars in thousands)
Other Securities, at Fair Value
The Partnership’s investments in other securities are comprised of equity call options.
Investments in Other Partnerships, at Fair Value
The Partnership’s investments in other partnerships are primarily comprised of investments in private placement partnerships.
Investments Held to Maturity, at Amortized Cost
The Partnership holds investments in the equities and notes issued by CLO Funds that are held to maturity. The Partnership has the intent and ability to hold these investments until maturity. Held to maturity securities are stated at amortized cost, adjusted for amortization of premiums and accretion of discounts to maturity computed under the effective interest method and adjusted by a reserve for credit losses. The effective interest method uses projected cash flows and includes uncertainties and contingencies that are difficult to predict and are subject to future events that may impact estimated interest income prospectively. Certain tranches of the notes were purchased at a discount and are being amortized back to par value until they mature at various dates between 2033 to 2035. If the Partnership failed to keep these investments as held to maturity, it would be required to reclassify these securities as trading securities and they would be measured at fair value. The fair value of investments held to maturity, excluding any reserves for credit losses, is $81,621 and $79,183 at June 30, 2023 and December 31, 2022, respectively.
Where applicable, impairment is recognized related to investments in the CLO Funds in accordance with U.S. GAAP. The CLO Funds evaluate securities for impairment on a security-by-security basis based on adverse changes in expected cash flows. Following the Partnership’s adoption of ASU 2016-13, the Partnership estimates an allowance for credit losses (ACL) on the investments in the CLO funds classified as held to maturity securities. The allowance for credit losses on the held to maturity investments was $1,861 for the six months ended June 30, 2023 included as part of general, administration, and other on the consolidated statements of comprehensive income.
The following table presents the activity in the ACL for the held to maturity investments for the six months ended June 30, 2023:

June 30, 2023
Beginning balance	$—
Impact of adopting ASU 2016-13	1,861
Provision for credit losses	—
Allowance for credit losses on held to maturity investments	$1,861
The Partnership monitors the credit quality of the held to maturity investments by evaluating various attributes and utilize such information in the evaluation of the appropriateness of the ACL. The credit quality indicators that are most closely monitored include credit ratings and delinquency status and are based on information as of the consolidated financial statements date.
As such, as part of the monitoring of investments held to maturity, consideration is made regarding whether any investments owned are past due in payment of principal or interest payments and whether any investments have been placed into nonaccrual status. There were no held to maturity investments that were delinquent or placed on nonaccrual status at June 30, 2023 and December 31, 2022, respectively.

AG Partner Investments, L.P.
Notes to Consolidated Financial Statements (unaudited)
(dollars in thousands)
Concentrations of Investments Owned by Consolidated Investment Funds, at Fair Value
Investments owned by Consolidated Investment Funds are comprised of investments in fixed income securities and equities and are summarized below. There were no investments owned by Consolidated Investments Funds at June 30, 2023.

December 31, 2022
Investments, at fair value
United States
Consumer	$359,378
Energy and Natural Resources	124,947
Financials	36,076
Healthcare	109,260
Industrials	508,919
Telecommunications	31,525
Total United States	1,170,105

Canada
Consumer	10,062
Healthcare	5,504
Industrials	15,362
Total Canada	30,928

European Union & United Kingdom
Consumer	53,474
Healthcare	2,325
Industrials	45,011
Telecommunications	7,519
Total European Union & United Kingdom	108,329

Central America
Industrials	7,169
Total investments held through the Consolidated Investment Funds (cost $1,424,512)	$1,316,531
4.Fair Value Measurement of Financial Instruments
The following tables summarize the financial instruments carried on the consolidated statements of financial condition at fair value on a recurring basis within the valuation hierarchy. Investments in other partnerships have been valued utilizing NAV as a practical expedient and are excluded from the tables below.

	June 30, 2023
	Level I	Level II	Level III	Total
Assets
Financial Instruments owned by the Partnership
Cash equivalents	$320,154	$—	$—	$320,154
Other securities, at fair value	—	—	470	470
Total Financial Instruments owned by the Partnership	$320,154	$—	$470	$320,624

AG Partner Investments, L.P.
Notes to Consolidated Financial Statements (unaudited)
(dollars in thousands)

	December 31, 2022
	Level I	Level II	Level III	Total
Assets
Financial Instruments owned by Consolidated Investment Funds
Equity investments, common stock	$—	$18	$—	$18
Fixed income securities, bank debt	—	1,223,701	92,812	1,316,513
Total Financial Instruments owned by Consolidated Investment Funds	—	1,223,719	92,812	1,316,531
Financial Instruments owned by the Partnership
Cash equivalents	339,146	—	—	339,146
Other securities, at fair value	—	—	505	505
Total Financial Instruments owned by the Partnership	339,146	—	505	339,651
Total	$339,146	$1,223,719	$93,317	$1,656,182

Liabilities
Financial Instruments owned by Consolidated Investment Funds
CLO notes payable	$—	$—	$1,310,701	$1,310,701
Total	$—	$—	$1,310,701	$1,310,701
In addition to the techniques and inputs noted in the table below, in accordance with the valuation policy, other valuation techniques and methodologies are used when determining fair value measurements. The table below is not intended to be all-inclusive, but rather provides information on the significant Level III inputs as they relate to the Partnership’s fair value measurements (fair value measurements in thousands):

	June 30, 2023
	Fair Value	Valuation Technique(s)	Unobservable Input(s)	Range (Weighted Average)
Assets
Financial Instruments owned by the Partnership
Other securities, at fair value	$470	Black Scholes Model	Volatility	40%

	December 31, 2022
	Fair Value	Valuation Technique(s)	Unobservable Input(s)	Range (Weighted Average)
Assets
Financial Instruments owned by Consolidated Investment Funds
Fixed income securities, bank debt(1)	$92,812	—	—	—
Financial Instruments owned by the Partnership
Other securities, at fair value	$505	Black Scholes Model	Volatility	40%
Liabilities
Financial Instruments owned by Consolidated Investment Funds
CLO notes payable	$1,310,701	N/A(2)	N/A	N/A
_______________

AG Partner Investments, L.P.
Notes to Consolidated Financial Statements (unaudited)
(dollars in thousands)
(1)Bank debt investments have been valued primarily using unadjusted external pricing sources. As such, no significant unobservable inputs have been utilized by the Partnership and have therefore been excluded from the table above.
(2)CLO notes payable are classified based on the more observable fair value of the CLO financial assets, less (i) the fair value of any beneficial interests held by the Partnership and (ii) the carrying value of any beneficial interests that represent compensation for services.
The following table summarizes the changes in fair value from purchases, security, and issuances for the financial instruments classified within Level III to determine fair value:

	Six Months Ended June 30,
	2023	2022
Assets
Financial Instruments owned by Consolidated Investment Funds
Equity investments, common stock
Balance, beginning of period	$—	$659
Purchases	4,301	—
Sales	—	(876)
Transfer In	—	—
Transfer Out	—	—
Gain (loss)	(3,636)	217
Deconsolidation of Investment Funds (Note 2)	(665)	—
Total Equity investments, common stock	—	—

Fixed income securities, bank debt
Balance, beginning of period	92,812	122,692
Purchases	12,711	38,815
Sales	(21,502)	(50,301)
Transfer In	54,052	104,278
Transfer Out	(37,226)	(42,779)
Gain (loss)	6,628	(11,050)
Deconsolidation of Investment Funds (Note 2)	(107,475)	—
Total Fixed income securities, bank debt	—	161,655
Total Financial Instruments owned by Consolidated Investment Funds	$—	$161,655

Total change in unrealized gain (loss) on fixed income securities still held	$—	$(9,171)

Other Securities, at fair value
Balance, beginning of period	506	—
Purchases	—	536
Sales	—	—
Transfer In	—	—
Transfer Out	—	—
Gain (loss)	(36)	(315)
Total Other securities, at fair value	470	221
Total Financial Instruments owned by the Partnership	$470	$221

Total change in unrealized gain (loss) on other securities still held	$(36)	$(315)

AG Partner Investments, L.P.
Notes to Consolidated Financial Statements (unaudited)
(dollars in thousands)

	Six Months Ended June 30,
	2023	2022
Liabilities
Financial Instruments owned by Consolidated Investment Funds
CLO notes payable
Balance, beginning of period	$1,310,701	$1,399,436
Purchases	—	—
Sales	(6,570)	—
Transfer In	—	—
Transfer Out	—	—
Gain (loss)	40,327	(87,670)
Deconsolidation of Investment Funds (Note 2)	(1,344,458)	—
Total Financial Instruments owned by Consolidated Investment Funds	$—	$1,311,766

During the six months ended June 30, 2023 and 2022, the Partnership transferred financial instruments into and out of Level 3 due to financial instruments exhibiting indications of reduced or increased levels of market transparency, respectively. Indications of decreases or increases in levels of market transparency include changes in observable transactions or observable market data involving financial instruments or similar financial instruments. Additionally, during the six months ended June 30, 2023 and 2022, the Partnership transferred certain financial instruments priced by third-party pricing services out of Level 3 due to the Partnership’s analysis of these pricing services and conclusion that there was sufficient observability of market inputs for these financial instruments to meet the criteria for a Level 2 classification.
5.Investments in Variable Interest Entities
The Partnership is a variable interest holder in VIEs which are not consolidated, as the Partnership is not the primary beneficiary. Substantially, all of the VIEs are Investment Funds whose purpose and activities are described in Note 2. The Partnership sponsored the formation of and manages each of these VIEs and, in most cases, has a general partner and/or limited partner investment therein. Substantially all the assets in the VIEs can only be used to settle obligations of such VIEs. The liabilities of the VIEs do not have recourse to the assets of AG & Co. and AG Funds.
The VIEs are financed primarily with third party limited partner equity capital, fund level credit facility borrowings or CLO notes payable. Generally, other than its general partner and limited partner capital commitments, the Partnership is not obligated to provide financial support to the VIE funds.
Consolidated Investment Funds within the accompanying consolidated statements of financial condition reflect the carrying amount and classification of assets and liabilities of the consolidated VIEs. The maximum exposure to loss represents the loss of assets recognized by the Partnership relating to non-consolidated entities and any amounts due to non-consolidated entities. The assets and liabilities recognized in the Partnership’s consolidated statements of financial condition related to its interest in non-consolidated VIEs and its maximum exposure to loss relating to non-consolidated VIEs were as follows:

	June 30, 2023	December 31, 2022
GP investments	$196,237	$200,475
Accrued incentive allocations	817,670	764,887
Total Investments in VIEs	1,013,907	965,362
Due from affiliates	101,907	113,971
Total VIE-related assets	1,115,814	1,079,333
Due to affiliates	10	22,476
Maximum exposure to loss	$1,115,824	$1,101,809

AG Partner Investments, L.P.
Notes to Consolidated Financial Statements (unaudited)
(dollars in thousands)
6.Other Assets
The following table provides a summary of the components of other assets of the Partnership and of Consolidated Investment Funds at June 30, 2023 and December 31, 2022:

	June 30, 2023	December 31, 2022
Other assets owned by Consolidated Investment Funds
Receivable from brokers	$—	$37,408
Interest and other dividends receivable	—	5,562
Total other assets owned by Consolidated Investment Funds	$—	$42,970
Other assets owned by the Partnership
Fixed assets, gross:
Equipment	$10,260	$9,853
Leasehold improvements	96,377	93,840
Capitalized software	25,774	24,475
Other	1,836	1,835
Total fixed assets, gross	134,247	130,003
Less: Accumulated depreciation and amortization	(92,637)	(87,462)
Total fixed assets, net	41,610	42,541
Lease assets, net	96,908	88,642
Prepaid and other assets	16,336	22,205
Interest and dividends receivable	1,548	1,357
Total other assets owned by the Partnership	$156,402	$154,745
7.Other Liabilities
The following table provides a summary of the components of other liabilities of the Partnership and of Consolidated Investment Funds at June 30, 2023 and December 31, 2022:

	June 30, 2023	December 31, 2022
Other liabilities of Consolidated Investment Funds
Payable to brokers	$—	$45,502
Other liabilities of the Partnership
Lease liability(1)	$114,398	$106,268
_______________
1.See Note 9 Leases for further details on the lease liability.
8.Related-Party Transactions
Substantially all revenue is earned from affiliates of the Partnership.
The Partnership considers its founders, along with their affiliates, partners, certain Investment Funds, and investment held by Investment Funds as affiliates and related parties.
GP Investments
GP Investments totaling $215,942 and $221,982 on June 30, 2023 and December 31, 2022, respectively are deemed to be related-party transactions of the Partnership.

AG Partner Investments, L.P.
Notes to Consolidated Financial Statements (unaudited)
(dollars in thousands)
Management Fees and Incentive Income
Fees and other consisted of the following:

	Six Months Ended June 30,
	2023	2022
Management fees	$244,035	$202,578
Other fees	1,162	520
Incentive fee income	5,411	989
Expense reimbursements	34,754	38,806
Fees and other	$285,362	$242,893
Capital allocation-based income consisted of the following:

	Six Months Ended June 30,
	2023	2022
Incentive allocation investment income	$106,221	$93,872
GP investment income/(loss)	4,385	(116)
Capital allocation-based income	$110,606	$93,756
Management fees included related-party transactions of $225,516 and $185,453 for the six months ended June 30, 2023 and 2022, respectively. In addition, incentive income inclusive of incentive fee and incentive allocation investment income included related-party transactions of $110,739 and $93,872 for the six months ended June 30, 2023 and 2022, respectively. The remaining balances of management fees and incentive income relate to separately managed accounts and other related parties in which the Partnership does not have an investment interest.
Incentive Allocation Investment Income
Accrued but unpaid incentive allocation investment income totaling $820,162 and $767,169 on June 30, 2023 and December 31, 2022, respectively are from related parties of the Partnership.
Due From Affiliates and Due to Affiliates
The following table provides a summary of the components of due from affiliates and due to affiliates of the Partnership at June 30, 2023 and December 31, 2022:

	June 30, 2023	December 31, 2022
Due from affiliates
Management fees and incentive income receivable	$42,121	$63,770
Receivable from related parties, net	74,081	94,405
Total	$116,202	$158,175

	June 30, 2023	December 31, 2022
Due to affiliates
Partner distributions and redemptions	$9,279	$18,094
Payable to Investment Funds	—	22,476
Other payables to related parties	8	245
Total	$9,287	$40,815

AG Partner Investments, L.P.
Notes to Consolidated Financial Statements (unaudited)
(dollars in thousands)
Management Fees and Incentive Income Receivable
The management fees and incentive income receivable balance were comprised of receivables for management fees of $36,552 and $45,943 as of June 30, 2023 and December 31, 2022, respectively and receivables for crystallized incentive income of $5,569 and $17,827 which are expected to be collected subsequent to June 30, 2023 and December 31, 2022, respectively.
Receivable from Related Parties, net
Receivable from related parties generally consisted of expense reimbursements from Investment Funds and investments of Investment Funds of $68,191 and $64,287 at June 30, 2023 and December 31, 2022, respectively, $0 and $16,887 receivable from carry plan partners at June 30, 2023 and December 31, 2022, respectively, and $5,890 and $13,231 of other receivables at June 30, 2023 and December 31, 2022, respectively. The Partnership has recorded allowance for doubtful accounts of $1,688 and $556 on June 30, 2023 and December 31, 2022, respectively. Certain receivables previously reserved for were written off along with the related allowance. Bad debt expense of $1,132 and $800 was recorded for the six months ended June 30, 2023 and 2022, respectively, have been reflected as a component of general, administrative, and other expenses on the accompanying consolidated statements of comprehensive income.
Non-Recourse Partner Loans
In certain circumstances, the Partnership has issued loans to its employees to purchase capital interests in AGPI. Such loans are secured by the respective capital interests of the employees. Under GAAP, these loans are accounted for as an equity option in AGPI when granted. As the equity options were granted to the employees of the Partnership, compensation expense is recognized at the grant date equal to the value of the option which is included as a component of equity-based compensation. For the six months ended June 30, 2023 and 2022, the Partnership recorded no compensation expense for such loans. At June 30, 2023 and December 31, 2022, the consolidated balances of outstanding principal and accrued interest on account of partner loans are $63,044 and $64,083, respectively which are recorded as a component of partners’ capital.
9.Leases
The following tables summarize the Partnership’s lease cost, cash flows, and other supplemental information related to its operating leases accounted for under ASC 842. The components of the lease expense, which is a component of general, administrative, and other on the consolidated statements of comprehensive income, were as follows:

	Six Months Ended June 30,
	2023	2022
Operating lease cost	$8,199	$7,281
Short-term lease cost	96	75
Variable lease cost (1)	1,029	1,275
Total lease costs	$9,324	$8,631
Weighted average remaining lease term (in years)	7	9
Weighted average discount rate	3.75%	3.43%
___________
(1)Variable lease costs approximate variable lease cash payments.

AG Partner Investments, L.P.
Notes to Consolidated Financial Statements (unaudited)
(dollars in thousands)
Supplemental consolidated statements of cash flows information related to leases were as follows:

	Six Months Ended June 30,
	2023	2022
Cash paid related to lease liabilities:
Operating cash flows for operating leases	$7,958	$8,348
Non-cash right-of-use assets obtained in exchange for new and/or modified operating lease liabilities	12,108	34
Non-cash right-of-use assets and lease liability termination	—	—
As of June 30, 2023, the aggregate minimum future payments required on operating leases are as follows:

Operating Leases
Remainder of 2023	$10,911
2024	18,933
2025	18,949
2026	15,932
2027	17,353
Thereafter	50,053
Total undiscounted lease payments (1)	$132,131
Less: Imputed interest	(17,733)
Lease liabilities	$114,398
___________
(1)Excludes signed leases that have not yet commenced.
10.Compensation and Benefits
Equity-Based Compensation
The Partnership approved a "2017 Equity Incentive Plan" during 2017 which authorized Restricted Equity Interest (“REI”) awards up to $50,000 in the form of REI in AGPI or an entitlement to the value and earnings of an REI in these entities (‘REI Appreciation Right”), which will be settled in cash rather than equity interests to certain employees. Awards under this plan are forfeitable until they become vested. An award will become vested only if the vesting conditions set forth in the applicable award agreement are satisfied. Awards under this plan generally vest over six years in three equal installments on the fourth through sixth anniversaries of the grant date (with some grants vesting on shorter or longer alternate vesting schedules), subject to the recipient’s continued service to the Partnership through the vesting date. Management has the authority to provide for accelerated vesting of an award upon the occurrence of certain events in its discretion, which may include performance of services, continued employment, or a combination of both. At June 30, 2023 and December 31, 2022, respectively, $11,718 and $12,779 in awards were granted and unvested, $38,282 and $36,870 have vested and $0 and $350 are available to be awarded in the future, respectively. The Partnership recognized compensation expense, a component of equity-based compensation on the accompanying consolidated statements of comprehensive income, of $1,139 and $1,989 related to amortization of these arrangements and $19, and $20 related to appreciation from these awards during the six months ended June 30, 2023 and 2022, respectively. The total compensation cost related to these non-vested granted awards which have yet to be recognized is $3,685 and $4,474 at June 30, 2023 and December 31, 2022, respectively.
The Partnership has granted both REI and REI Appreciation Rights under plans that are separate from the 2017 Equity Incentive Plan. The Partnership approved a “2020 Equity Incentive Plan” during 2020 which authorizes management to make REI or REI Appreciation Rights in AGPI. Award issuances under the plan are subject to a limit based on a cap of dilutive ownership effects for a measurement period of 24 months prior to the award grant. Awards under this plan generally vest over three to five years in equal installments starting on the first anniversary of the grant date, subject to the recipient’s continued service to the Partnership through the vesting date. The Partnership granted awards under this plan

AG Partner Investments, L.P.
Notes to Consolidated Financial Statements (unaudited)
(dollars in thousands)
and in the normal course of operations as further described as follows. The Partnership makes grants of other REI awards from time to time in the normal course of operations. The Partnership recognizes compensation expense as a component of equity-based compensation on the accompanying consolidated statements of comprehensive income over the requisite service period of the grant. For the six months ended June 30, 2023 and 2022, respectively, $4,850 and $9,662 of new awards were granted. Compensation expense of $2,794 and $2,760 have been recognized for granted awards during the six months ended June 30, 2023 and 2022, respectively. The Partnership has accrued compensation and benefits at June 30, 2023 and December 31, 2022 in connection with these arrangements of $3,978 and $4,581, respectively and the total compensation cost related to these non-vested awards which have yet to be recognized are $10,742 and $11,715 on June 30, 2023 and 2022, respectively.
The Partnership makes grants of other REI Appreciation Rights under various arrangements from time to time in the normal course of operation. Under some of these arrangements, certain of the Partnership’s employees were invited to invest their own capital in an Investment Fund. Effective January 1, 2022, employees were entitled to the income/(loss) return earned by the Partnership with respect to the award notional/their capital investment, regardless of any income/loss return of the applicable Investment Fund. Certain REI Appreciation Right arrangements may vary in terms including (i) absence of any required investment by an employee in an Investment Fund and/or (ii) entitlement to the value and earnings of an REI in AGPI which is subject to service, performance, and vesting terms. If the firm’s returns are positive, the Partnership will recognize additional compensation expense. During the six months ended June 30, 2023 and 2022, the Partnership did not issue any new grants of other REI Appreciation Rights. In connection with previously granted REI Appreciation Right arrangements, the Partnership recognized a compensation expense or reversal thereof, of $14 and $15 during the six months ended June 30, 2023 and 2022, respectively, which is reflected as a component of compensation and benefits on the accompanying consolidated statements of comprehensive income. The Partnership has accrued compensation and benefits of $939 and $925 on June 30, 2023 and December 31, 2022, respectively in connection with these arrangements which is reflected as a component of accrued compensation and benefits on the accompanying consolidated statements of financial condition. Effective January 1, 2022, certain previously granted REI Appreciation Rights were settled by way of issuing limited partner interests in AGPI to such employees in full settlement of REI Appreciation Right amounts due. In connection with this conversion, certain employees assigned their direct capital interests in Investment Funds under the program to AGPI which AGPI subsequently redeemed for cash.
Employee Benefit Plans
The Partnership offers defined contribution plans in the U.S. and in foreign locations including the U.K., Netherlands, Hong Kong, Japan, Germany, Korea, Italy, and Singapore, all of which are administered in accordance with applicable local laws and regulations. The most significant of these plans is AG Savings & Investment Plan for eligible employees in the United States. The Partnership may make a discretionary profit-sharing contribution in such amount, if any, as determined by management. The Partnership incurred expenses of $3,803 and $2,993 for the six months ended June 30, 2023 and 2022, respectively, in connection with its defined contribution plans, which is reflected as a component of cash-based compensation, benefits and other on the accompanying consolidated statements of comprehensive income.
Profit Sharing Arrangements
The Partnership recorded an accrued performance allocation compensation liability of $486,679 and $478,559 at June 30, 2023 and December 31, 2022, respectively, and related expense of $40,062 and $53,405 for the six months ended June 30, 2023 and 2022, respectively, in connection with these profit-sharing arrangements, which are included as components of accrued performance allocation compensation and performance allocation compensation, respectively, on the accompanying consolidated financial statements. Due to the nature of settlement, the performance-based compensation is classified as a liability.
11.Commitments and Contingencies
Capital Commitments
The Partnership had general partner and limited partner capital commitments to Investment Funds of $71,477 and $71,892 as of June 30, 2023 and December 31, 2022, respectively. Additionally, the governing documents of certain Investment Funds may provide for caps on fund operating expenses which results in the Partnership being exposed to

AG Partner Investments, L.P.
Notes to Consolidated Financial Statements (unaudited)
(dollars in thousands)
liability for any excess operating expenses. The exposure is uncapped for such expenses but not expected to be material to the Partnership’s operations at June 30, 2023 and December 31, 2022, respectively.
The Partnership’s interest in the Consolidated Investment Funds is restricted by the contractual provisions of these entities. Recovery of these interests will be limited by the CLO Funds’ distribution provisions, which are subject to change due to covenant breaches or asset impairments. The liabilities of the CLO Funds are non-recourse and can only be satisfied from each CLO Fund’s respective asset pool. Accordingly, at June 30, 2023 and December 31, 2022, the Partnership’s maximum exposure to loss in these entities is limited to $0 and $4,428, respectively.
Litigation
From time to time, the Partnership is involved in legal proceedings, litigation and claims incidental to the conduct of our business, including with respect to acquisitions, bankruptcy, insolvency, and other types of proceedings. Such lawsuits may involve claims against our portfolio companies that adversely affect the value of certain investments owned by the Partnership’s funds. The Partnership’s business is also subject to extensive regulation, which has and may result in the Partnership becoming subject to examinations, inquiries and investigations by various U.S. and non-U.S. governmental and regulatory agencies, including but not limited to the SEC, Department of Justice, state attorneys general, and the Financial Industry Regulatory Authority. Such examinations, inquiries and investigations may result in the commencement of civil, criminal, or administrative proceedings or fines against the Partnership or its personnel. The Partnership is currently not subject to any pending actions that either individually or in the aggregate are expected to have a material impact on the consolidated financial statements.
The Partnership accrues a liability for legal proceedings in accordance with U.S. GAAP, in particular, the Partnership establishes an accrued liability for loss contingencies when a settlement arising from a legal proceeding is both probable and reasonably estimable. If the matter is not probable but is reasonably estimable, disclosure is made. If the matter is not probable or reasonably estimable, no such liability is recorded. Examples of this include: (i) the proceedings may be in early stages; (ii) damages sought may be unspecified, unsupportable, unexplained or uncertain; (iii) discovery may not have been started or is incomplete; (iv) there may be uncertainty as to the outcome of pending appeals or motions; (v) there may be significant factual issues to be resolved or (vi) there may be novel legal issues or unsettled legal theories to be presented or a large number of parties. Consequently, management is unable to estimate a range of potential loss, if any, related to such matters. Even when the Partnership accrues a liability for a loss contingency such cases, there may be an exposure to loss in excess of any amounts accrued. Loss contingencies may be, in part or in whole, subject to insurance or other payments such as contributions and/or indemnity, which may reduce any ultimate loss. At June 30, 2023 and December 31, 2022, there were no material amounts accrued for probable litigation matters.
Indemnifications
In the normal course of business, the Partnership may enter into contracts that contain a variety of representations and warranties, which provide general indemnifications. In addition, certain of the Partnership’s funds have provided certain indemnities relating to environmental and other matters and have provided non-recourse carve-out guarantees for fraud, willful misconduct, and other customary wrongful acts, each in connection with the financing of certain real estate investments that the Partnership has made. The Partnership’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Partnership that have not yet occurred. However, based on experience, the Partnership expects risk of loss to be remote.
At June 30, 2023 and December 31, 2022, the Partnership has outstanding guarantees in the amounts of $1,966 and $1,669, respectively, in connection with employee borrowings under a firm sponsored employee loan program with First Republic Bank. The Partnership has guaranteed the repayment of any borrowings and accrued interest if the employees default on their obligations.
In the first six months of 2023, the Partnership entered into a rent guarantee agreement relating to its operating lease in the Netherlands in the amount of 74 Euros, which expires six months after the date of which the lease is terminated.

AG Partner Investments, L.P.
Notes to Consolidated Financial Statements (unaudited)
(dollars in thousands)
12.Credit Facility
On October 21, 2021, AG Capital Funding, LLC, a consolidated subsidiary of AG Funds entered into a credit agreement (the “Credit Facility”) with Massachusetts Mutual life Insurance Company for a revolving senior secured term loan facility, consisting of $50,000 with a maturity date of October 21, 2031. Borrowings under the Credit Facility bear interest at the three-month LIBOR index rate, or an alternative base rate adjusted for a margin, initially set at 3.5%, which is subject to increase based on the credit rating of AG Capital Funding, LLC. The Partnership amended its Credit Facility on June 15, 2023 to transition its LIBOR term to SOFR. Borrowings under the amended Credit Facility will bear interest at the SOFR rate plus 26 basis points plus a 3.5% margin. The commitment fee on the unused facility is 0.3% per year. Effective on October 21, 2022, there is a minimum utilization level of the Credit Facility of 50% for which interest will be charged if undrawn. The Credit Facility is collateralized by AG Capital Funding, LLC’s limited partnership interests in the Investment Funds. The Credit Facility contains customary financial covenants and restrictions including the following: borrowing base, loan-to-value (LTV) ratio, waterfall distributions and cash reserve requirements. The Partnership was in compliance with all covenants of the Credit Facility at June 30, 2023 and December 31, 2022, respectively. As of both June 30, 2023 and December 31, 2022, the Partnership had outstanding borrowings on its Credit Facility of $25,000, which is recorded as Credit Facility on the Partnership’s consolidated statements of financial condition. Deferred financing costs of $1,280 and $1,356 relating to the facility are included in other assets on the consolidated statements of financial condition as of June 30, 2023 and December 31, 2022, respectively.
13.Repurchase Agreements
Repurchase Agreements
Northwoods European Management, LLC (“ECLO”), a consolidated subsidiary of the Partnership has a master repurchase agreement with NWCC Cayman LLC (“Nearwater”) with respect to the entity’s investment in the debt tranches of various CLO Funds. The repurchase agreement extends a facility of a maximum of 100,000 Euros to ECLO for future investment in the debt issued by CLO Funds. The repurchase agreement bears interest at a rate of 0.5% spread above the interest earned by ECLO on the tranches of notes subject to the master repurchase agreement. The weighted average interest rate for the periods ended June 30, 2023 and June 30, 2022 is 2.33%.
ECLO had outstanding borrowings under the repurchase agreement with Nearwater as of June 30, 2023 and December 31, 2022 to finance its investments in the debt of three CLO Funds with maturity dates ranging from November 25, 2033 through March 15, 2034. At June 30, 2023 and December 31, 2022, $62,078 and $60,897, respectively of borrowings are outstanding on the facility which is presented as repurchase agreements on the consolidated statements of financial condition. Interest expense incurred on the borrowings was $1,528 and $743 during the six months ended June 30, 2023, and 2022, respectively and is included within interest expense on the consolidated statements of comprehensive income. ECLO pledges as collateral its investments in the debt of the CLO Funds fully collateralizing all outstanding borrowings drawn under the repurchase agreement. All outstanding borrowings drawn from the repurchase agreement mature in a period greater than 90 days.
ECLO entered into an additional master repurchase agreement with Citibank, N.A. on December 22, 2021, to finance the purchase of the entity’s investment in one of the CLO funds managed by the entity. The repurchase agreement bears interest at a rate of 0.5% spread above the interest earned by ECLO on the tranches of notes subject to the master repurchase agreement. The weighted average interest rate for the periods ended June 30, 2023 and June 30, 2022 is 2.38%. ECLO had outstanding borrowings under the repurchase agreement as of June 30, 2023 and December 31, 2022 to finance the investment in the debt of one CLO Fund with a maturity date of October 15, 2035. As of June 30, 2023 and December 31, 2022, $20,296 and $19,910, respectively of borrowings are outstanding on the repurchase agreement which is presented as repurchase agreements on the consolidated statements of financial condition. Interest expense incurred on the borrowings was $481 and $242 during the six months ended June 30, 2023 and 2022, respectively and is included within interest expense on the consolidated statements of comprehensive income. ECLO pledges as collateral its investments in the debt of the CLO Funds fully collateralizing all outstanding borrowings drawn under the repurchase agreement. All outstanding borrowings drawn from the repurchase agreement mature in a period greater than 90 days.

AG Partner Investments, L.P.
Notes to Consolidated Financial Statements (unaudited)
(dollars in thousands)
The following table presents both gross and net information regarding repurchase agreements eligible for offset with the related collateral on the consolidated statements of financial condition in the event of a default, when a legally enforceable master netting agreement or similar agreement exists.

	June 30, 2023
	Gross amount of assets or liabilities presented on the consolidated statements of financial condition	Gross amounts not offset on the consolidated statements of financial condition
		Financial instruments	Cash collateral	Net amount
Repurchase agreements	$(82,374)	$82,374	$—	$—

	December 31, 2022
	Gross amount of assets or liabilities presented on the consolidated statements of financial condition	Gross amounts not offset on the consolidated statements of financial condition
		Financial instruments	Cash collateral	Net amount
Repurchase agreements	$(80,807)	$80,807	$—	$—
14.CLO Fund Obligations

CLO Notes Payable
Certain of the consolidated CLO Funds have issued notes which comprise debt tranches with different subordination levels, and which are collateralized by the assets owned by each CLO Fund. The notes are non-recourse to the Partnership. The balances of each consolidated CLO Fund’s outstanding securitized debt obligations, their weighted average interest rates, and maturity dates were as follows:

	December 31, 2022
	Principal Balance	Fair Value(1)	Weighted Average Interest Rate(2)	Maturity Date
Northwoods XV, Ltd.	$451,110	$401,020	5.00%	6/20/2034
Northwoods XVI, Ltd.	483,682	442,005	5.80%	11/15/2030
Northwoods XVII, Ltd.	505,750	467,676	5.50%	4/30/2031
	$1,440,542	$1,310,701
_______________
(1).The CLO notes are valued as described in the Fair Value Measurements note above. The total fair value of the subordinated CLO Notes Payable is $67,900.
(2).Weighted average interest rate as disclosed does not include the subordinated CLO Notes Payable as they do not carry a contractual interest rate.
Maturity dates represent the contractual maturity of each CLO Fund. Repayment of securitized debt is a function of collateral cash flows which are disbursed in accordance with the contractual provisions of each CLO Fund and is therefore expected to occur prior to contractual maturity. CLO Funds have certain compliance tests related to the quality of the underlying assets, which, when breached, provide for accelerated amortization of the senior notes by a redirection of cash flow that would otherwise have been paid to the subordinate classes, some of which are owned by the Partnership. There are no CLO notes payable owned by the Partnership as of June 30, 2023.
15.Market and Other Risk Factors
The following summary of certain risk factors is not intended to be a comprehensive summary of all of the risk inherent in investing in the Partnership. The Partnership identifies and measures the potential exposure by employing quantitative and qualitative analyses.

AG Partner Investments, L.P.
Notes to Consolidated Financial Statements (unaudited)
(dollars in thousands)
Market Risk
The Partnership holds substantially all of its excess cash in bank deposits at highly rated banking corporations or investments in highly rated money market funds, which are included in cash and cash equivalents, restricted cash, and cash and cash equivalents held by the Partnership and the Consolidated Investment Funds. The Partnership continually monitors the risk associated with these deposits and investments. Management believes the carrying values of these assets are reasonable taking into consideration credit and market risks along with estimated collateral values, payment histories and other information.
In the normal course of business, the Partnership encounters market and credit risk concentrations. Market risk reflects changes in the value of investments due to changes in interest rates, credit spreads or other market factors.
The market price of investments may significantly fluctuate during the period of investment. Investments may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of an investment may decline due to general market conditions that are not specifically related to such investment, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.
Global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus knows as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Partnership.
Inflation Risk
Inflationary factors may impact our operating results. The Partnership does not believe that inflation has had a material impact on its operations or financial position; however, high rates of inflation may adversely affect the Partnership’s ability to maintain current levels of expenses as a percentage of revenue.
Credit Risk
The Partnership is subject to credit risk to the extent any counterparty is unable to deliver cash balances, securities, or clear security transactions on the Partnership’s behalf. The Partnership clears its securities transactions through a third-party broker, which are primarily global financial institutions, pursuant to clearance agreements. Clearance agreements permit the counterparties to pledge or otherwise rehypothecate the Partnership’s securities and/or other positions, subject to certain limitations, typically based on the Partnership’s margin borrowings. The counterparty may also liquidate such securities in limited instances where collateral is not posted on a timely basis. The Partnership manages this risk by monitoring daily the financial condition and credit quality of the parties with which the Partnership conduct business, but in the event of default by any of the Partnership counterparties, the loss to the Partnership could be material.
The Partnership primarily maintains its cash with federally insured financial institutions and with a third-party prime broker. The Partnership invests a portion of its excess cash in money market funds, which are included in cash and cash equivalents. The money market funds invest primarily in government securities and other short-term, highly liquid instruments with a low risk of loss. Balances held generally exceed federal insured limits.
In March 2023, as a result of the banks demonstrating distress, the Partnership moved substantially all of its cash balances held with First Republic Bank and Signature Bank to another federally insured financial institution.

AG Partner Investments, L.P.
Notes to Consolidated Financial Statements (unaudited)
(dollars in thousands)
Liquidity Risk
The Partnership has investments in Investment Funds and other partnerships for which no liquid market exists. Markets for relatively illiquid investments tend to be more volatile than markets for more liquid investments. The Partnership’s ability to liquidate their publicly traded investments are often subject to limitations, including discounts that may be required to be taken on quoted prices due to the number of shares being sold. Subordinate investments held by the Partnership may be less marketable, or in some instances illiquid, because of the absence of registration under federal securities laws, contractual restrictions on transfer, the small size of the market and the small size of the issue (relative to issues of comparable interests). As a result, the Partnership may encounter difficulty in selling its investments or may, if required to liquidate all or a portion of its portfolio during a constrained time period as a result of market conditions, partner withdrawals, or otherwise, it might realize significantly less value than the recorded values of its investments.

Interest Rate Risk
The Partnership assumes substantial interest rate risk from certain of its investments exposed to floating interest rates or longer durations. These investments are exposed typically to changes in interest rates as well as changes in the shape of the relevant yield curves.
Exchange Rate Risk
The Partnership makes investments outside of the United States. Investments outside the United States may be subject to less developed bankruptcy, corporate, partnership and other laws (which may have the effect of disregarding or otherwise circumventing the limited liability structures potentially causing the actions or liabilities of one fund or a portfolio company to adversely impact the Partnership or an unrelated fund or portfolio company). Non-U.S. investments are subject to the same risks associated with the Partnership’s U.S. investments as well as additional risks, such as fluctuations in foreign currency exchange rates, unexpected changes in regulatory requirements, heightened risk of political and economic instability, difficulties in managing non-U.S. investments, potentially adverse tax consequences and the burden of complying with a wide variety of foreign laws.
Financing Risk
The Partnership utilizes leverage through the use of the CLO notes payable, repurchase agreements, its credit facility and other loans payable in connection with its liquidity management and in the case of Consolidated Investment Funds, its investment strategy and securitization activities. There is no guarantee that the borrowing arrangements or the ability to obtain leverage will continue to be available to the Partnership or its Consolidated Investment Funds, or if available will be available on terms and conditions acceptable to it. Further these borrowing agreements contain, among other conditions, events of default and various covenants and representations. In the event that the Partnership’s or its Consolidated Investment Funds are not refinanced or extended when they become due and/or that the Partnership is required to repay such borrowings and obligations, management anticipates that the repayment of these obligations will be provided by revenues, new debt refinancing and use of cash reserves.
Securitization Risk
The Partnership may engage in or participate in securitization transactions relating to its consolidated CLO Funds. European regulations may require certain “securitizers” to retain not less than 5% of the credit risk of the mortgage loans securitized. The Partnership’s potential securitization activities may expose the Partnership to litigation or future claims.

AG Partner Investments, L.P.
Notes to Consolidated Financial Statements (unaudited)
(dollars in thousands)
16.Subsequent Events
All significant events or transactions occurring after June 30, 2023 through September 28, 2023, have been evaluated in the preparation of the consolidated financial statements.

On September 25, 2023, the Partnership terminated the agreement with the Credit Facility and repaid the outstanding principal and interest.
There have been no other subsequent events that occurred during this period that would require recognition or disclosure in the consolidated financial statements as of June 30, 2023 or for the period then ended.